As filed with the U.S. Securities and Exchange Commission on April 28, 2025
Securities Act File No. 033-23512
Investment Company Act File No. 811-05629

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No. ___
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Post-Effective Amendment No. 149
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And/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
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Amendment No. 153
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(Check appropriate box or boxes)
VOYA INVESTORS TRUST
(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
(Address of Principal Executive Offices)
Registrant's Telephone Number, Including Area Code: (800) 992-0180
Joanne F. Osberg, Esq.
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
(Name and Address of Agent for Service)
With copies to:
Elizabeth J. Reza, Esq.
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING
It is proposed that this filing will become effective (check appropriate box):
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Immediately upon filing pursuant to paragraph (b)
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on May 1, 2025, pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on (date), pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date), pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
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This post-effective amendment designated a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.001 per share.

EXPLANATORY NOTE
This Post-Effective Amendment No. 149 to the Registration Statement on Form N-1A (File No. 033-23512) of Voya Investors Trust (the “Registrant”) is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of finalizing the disclosure in compliance with annual updating requirements to the Registrant’s Prospectuses and related Statements of Additional Information, each dated May 1, 2025, for the following funds: Voya Balanced Income Portfolio, Voya Global Perspectives® Portfolio, Voya Government Liquid Assets Portfolio, Voya High Yield Portfolio, Voya Inflation Protected Bond Plus Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Retirement Aggressive Portfolio, Voya Retirement Conservative Portfolio, Voya Retirement Moderate Portfolio, Voya Retirement Moderately Aggressive Portfolio, Voya U.S. Stock Index Portfolio, VY® CBRE Global Real Estate Portfolio, VY® CBRE Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, and VY® T. Rowe Price Equity Income Portfolio.

May 1, 2025
Prospectus

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Voya Balanced Income Portfolio
Class/Ticker: ADV/IIFAX; I/IIFIX; S/IIFSX; S2/IIFTX
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Voya Government Liquid Assets Portfolio
Class/Ticker: I/IPLXX; S/ISPXX; S2/ITLXX
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Voya High Yield Portfolio
Class/Ticker: ADV/IPYAX; I/IPIMX; S/IPHYX; S2/IPYSX
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Voya Inflation Protected Bond Plus Portfolio
Class/Ticker: ADV/IBRAX; I/IBRIX; S/IBRSX
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Voya Large Cap Growth Portfolio
Class/Ticker: ADV/IEOPX; I/IEOHX; R6/VRLCX; S/IEOSX; S2/IEOTX
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Voya Large Cap Value Portfolio
Class/Ticker: ADV/IPEAX; I/IPEIX; R6/VLCRX; S/IPESX; S2/IPETX
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Voya Limited Maturity Bond Portfolio
Class/Ticker: ADV/IMBAX; I/ILBPX; S/ILMBX
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Voya U.S. Stock Index Portfolio
Class/Ticker: ADV/ISIVX; I/INGIX; S/ISJBX; S2/ISIPX
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VY® CBRE Global Real Estate Portfolio
Class/Ticker: ADV/ICRNX; I/IRGIX; S/IRGTX; S2/IRGSX
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VY® CBRE Real Estate Portfolio
Class/Ticker: ADV/ICRPX; I/IVRIX; S/IVRSX; S2/IVRTX
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VY® Invesco Growth and Income Portfolio
Class/Ticker: ADV/IVGAX; I/IVGIX; S/IVGSX; S2/IVITX
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VY® JPMorgan Emerging Markets Equity Portfolio
Class/Ticker: ADV/IJEAX; I/IJEMX; S/IJPIX; S2/IJPTX
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VY® JPMorgan Small Cap Core Equity Portfolio
Class/Ticker: ADV/IJSAX; I/IJSIX; R6/VPRSX; S/IJSSX; S2/IJSTX
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VY® Morgan Stanley Global Franchise Portfolio
Class/Ticker: ADV/IGFAX; R6/VPRDX; S/IVGTX; S2/IGFSX
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VY® T. Rowe Price Capital Appreciation Portfolio
Class/Ticker: ADV/ITRAX; I/ITRIX; R6/VPRAX; S/ITCSX; S2/ITCTX
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VY® T. Rowe Price Equity Income Portfolio
Class/Ticker: ADV/ITEAX; I/ITEIX; S/IRPSX; S2/ITETX
Each Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Voya Balanced Income Portfolio
Investment Objective
The Portfolio seeks to maximize income while maintaining prospects for capital appreciation.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.55	0.55	0.55	0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25	0.40
Other Expenses	%	0.10	0.10	0.10	0.10
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses[1]	%	1.26	0.66	0.91	1.06
Waivers and Reimbursements[2]	%	(0.05)	(0.05)	(0.05)	(0.05)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.21	0.61	0.86	1.01
1
Total Annual Portfolio Operating Expenses shown may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.20%, 0.60%, 0.85%, and 1.00% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2026. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Termination or modification of this obligation requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$123	395	687	1,518
I	$62	206	363	818
S	$88	285	499	1,115
S2	$103	332	580	1,290
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 80% of the average value of its portfolio.

Voya Balanced Income Portfolio

Principal Investment Strategies
Under normal circumstances, the Portfolio intends to invest approximately 60% of its assets in debt instruments and approximately 40% of its assets in equity securities (the “Target Allocation”). The sub-adviser (the “Sub-Adviser”) may deviate from the Target Allocation within the range of +/- 15% relative to the Target Allocation to adjust portfolio exposures and risk in response to changing market conditions. The Portfolio may be rebalanced periodically to return to the Target Allocation.
Debt Portion
The debt portion of the Portfolio (the “Debt Portion”) is not managed relative to an index, instead the Sub-Adviser seeks to produce positive returns across varying market conditions. To seek this goal, the Portfolio has flexibility to invest across a broad range of debt instruments and derivatives without regard to a benchmark. The Debt Portion generally maintains a dollar-weighted average duration profile between 0 and 8 years. Duration is a commonly used measure of risk in debt instruments as it incorporates multiple features of debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of 5 years would be expected to fall approximately 5% if market interest rates rose by 1%. Conversely, the price of a bond with an average duration of 5 years would be expected to rise approximately 5% if market interest rates dropped by 1%.
The Debt Portion may include debt instruments rated investment grade and below investment grade (sometimes referred to as “high-yield securities”, “high-yield bonds”, or “junk bonds”). Investment grade refers to a rating given by one or more nationally recognized statistical rating organizations (“NRSROs”) (e.g., rated Baa3 or above by Moody’s Ratings (“Moody’s”), or BBB- or above by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or, if unrated, determined by the Portfolio to be of comparable quality. Below investment grade refers to a rating given by one or more NRSROs (e.g., rated Ba1 or below by Moody’s, or BB+ or below by S&P or Fitch) or, if unrated, determined by the Portfolio to be of comparable quality. The Debt Portion may also invest in floating rate loans, and other floating rate debt instruments.
Debt instruments may be issued by various U.S. and foreign (non-U.S.) public or private sector entities (including those located in emerging market countries). Debt instruments may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset- and mortgage-backed securities, preferred stock, bank certificates of deposit, fixed time deposits, bankers’ acceptances and money market instruments, including money market funds denominated in U.S. dollars or other currencies. Floating rate loans and other floating rate debt instruments include floating rate bonds, floating rate notes, floating rate debentures, and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and foreign (non-U.S.) corporations or other business entities. The Portfolio may also invest in inflation-indexed bonds of varying maturities issued by the U.S. and foreign (non-U.S.) governments, their agencies and instrumentalities, and U.S. and foreign (non-U.S.) corporations.
Equity Portion
The equity portion of the Portfolio (the “Equity Portion”) includes securities of U.S. and foreign (non-U.S.) issuers. The Sub-Adviser seeks to maximize total return of the Equity Portion by investing in U.S. and foreign (non-U.S.) equity securities with dividend yields the Sub-Adviser believes are attractive and in companies that the Sub-Adviser believes have above-average growth prospects.
The Portfolio may invest in real estate-related securities, including real estate investment trusts (“REITs”).
In managing both the Debt and Equity Portions, the Portfolio may also invest up to 35% of its net assets in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Portfolio may invest up to 25% of its assets in foreign (non-U.S.) securities, including companies located in countries with emerging securities markets, either directly or through depositary receipts.
The Portfolio may also invest in derivatives, including options, futures, index futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and currency forwards, as a substitute for taking a position in an underlying asset, to make tactical asset allocations, to seek to minimize risk, to enhance returns, and/or to assist in managing cash.
In evaluating investments for the Portfolio, the Sub-Adviser takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of an investment. Among the factors considered, the Sub-Adviser expects typically to take into account environmental, social, and governance (“ESG”) factors to determine whether one or more factors may have a material effect. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research and on third-party
Voya Balanced Income Portfolio

evaluations of an issuer’s ESG standing. ESG factors will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; the extent to which ESG factors will affect the Sub-Adviser’s decision to invest in an issuer, if at all, will depend on the analysis and judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Portfolio. In the event of a bank insolvency or failure, the Portfolio may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, the Portfolio might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure. Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Portfolio maintains its cash and cash equivalents, there can be no assurance that the Portfolio would be able to access uninsured funds in a timely manner or at all and the Portfolio may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Portfolio.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments or causing the Portfolio to sell investments at disadvantageous times.
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Investing through Bond Connect: Chinese debt instruments trade on the China Interbank Bond Market (the “CIBM”) and may be purchased through a market access program, known as “Bond Connect,” that is designed to, among other things, enable foreign (non-U.S.) investment in the People’s Republic of China. There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in debt instruments in other emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect the Portfolio's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect the Portfolio’s investments and returns.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Covenant-Lite Loans: Loans in which the Portfolio may invest or to which the Portfolio may gain exposure indirectly through its investments in collateralized debt obligations, CLOs or other types of structured securities may be considered “covenant-lite” loans. Covenant-lite refers to loans which do not incorporate traditional performance-based financial maintenance covenants. Covenant-lite does not refer to a loan’s seniority in a borrower’s capital structure nor to a lack of the benefit from a legal
Voya Balanced Income Portfolio

pledge of the borrower’s assets and does not necessarily correlate to the overall credit quality of the borrower. Covenant-lite loans generally do not include terms which allow a lender to take action based on a borrower’s performance relative to its covenants. Such actions may include the ability to renegotiate and/or re-set the credit spread on the loan with a borrower, and even to declare a default or force the borrower into bankruptcy restructuring if certain criteria are breached. Covenant-lite loans typically still provide lenders with other covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Portfolio may have fewer rights against a borrower when it invests in, or has exposure to, covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in, or exposure to, loans with additional or more conventional covenants.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations. Asset-backed (including mortgage-backed) securities that are not issued by U.S. government agencies may have a greater risk of default because they are not guaranteed by either the U.S. government or an agency or instrumentality of the U.S. government. The credit quality of typical asset-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.
Credit Default Swaps: The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. As a seller of a credit default swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks, and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to different kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Deflation: Deflation occurs when prices throughout the economy decline over time — the opposite of inflation. Unless repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, when there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is a possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, the Portfolio’s ability to execute its investment strategy may be limited.
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have
Voya Balanced Income Portfolio

less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Environmental, Social, and Governance (Fixed Income): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of obligations of an issuer may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in obligations of issuers that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in obligations of issuers that compare favorably to obligations of other issuers on the basis of ESG factors. It is possible that the Portfolio will have less exposure to obligations of certain issuers due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan (which can include certain bank loans), the Portfolio will experience a reduction in its income and a decline in the market value of such floating rate loan. If a floating rate loan is held by the Portfolio through another financial institution, or the Portfolio relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. Investors in floating rate loans may not be afforded the protections of the anti-fraud provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, because loans may not be considered “securities” under such laws. Additionally, the value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the borrower’s obligations under the loan, and such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Transactions in loans typically settle on a delayed basis and may take longer than 7 days to settle. As a result, the Portfolio may not receive the proceeds from a sale of a floating rate loan for a significant period of time. Delay in the receipts of settlement proceeds may impair the ability of the Portfolio to meet its redemption obligations, and may limit the ability of the Portfolio to repay debt, pay dividends, or to take advantage of new investment opportunities.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities: Lower-quality securities including securities that are or have fallen below investment grade (commonly referred to as “junk bonds”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more
Voya Balanced Income Portfolio

sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Volatility management techniques may not always be successful in reducing volatility, may not protect against market declines, and may limit the Portfolio’s participation in market gains, negatively impacting performance even during periods when the market is rising. During sudden or significant market rallies, such underperformance may be significant. Moreover, volatility management strategies may increase portfolio transaction costs, which may increase losses or reduce gains. The Portfolio’s volatility may not be lower than that of the Portfolio’s Index during all market cycles due to market factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions
Voya Balanced Income Portfolio

on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of, the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets, and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Portfolio Turnover: A high portfolio turnover rate may increase transaction costs, which may lower the Portfolio’s performance and may increase the likelihood of capital gains distributions.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a
Voya Balanced Income Portfolio

REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Sovereign Debt: Sovereign debt is issued or guaranteed by foreign (non-U.S.) government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting amounts owed on sovereign debt, such as bankruptcy proceedings, that a government does not pay.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and additional indices with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
The Portfolio’s performance prior to July 9, 2021 reflects returns achieved pursuant to different principal investment strategies. The Portfolio’s performance prior to May 1, 2019 reflects returns achieved by a different sub-adviser and pursuant to different principal investment strategies. If the Portfolio’s current sub-adviser and principal investment strategies had been in place for the prior periods, the performance information shown would have been different.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	9.85%
Worst quarter:	1st Quarter 2020	-15.12%
Voya Balanced Income Portfolio

Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	12.46	3.63	4.66	N/A	12/29/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
60% Bloomberg U.S. Aggregate Bond Index; 30% Russell 1000® Index; 10% MSCI EAFE® Index(1)(2)%	8.14	4.70	5.34	N/A
MSCI EAFE® Index(1)(2)%	3.82	4.73	5.20	N/A
Russell 1000® Index(1)(2)%	24.51	14.28	12.87	N/A
Class I %	13.00	4.23	5.27	N/A	4/28/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
60% Bloomberg U.S. Aggregate Bond Index; 30% Russell 1000® Index; 10% MSCI EAFE® Index(1)(2)%	8.14	4.70	5.34	N/A
MSCI EAFE® Index(1)(2)%	3.82	4.73	5.20	N/A
Russell 1000® Index(1)(2)%	24.51	14.28	12.87	N/A
Class S %	12.79	3.97	5.03	N/A	4/28/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
60% Bloomberg U.S. Aggregate Bond Index; 30% Russell 1000® Index; 10% MSCI EAFE® Index(1)(2)%	8.14	4.70	5.34	N/A
MSCI EAFE® Index(1)(2)%	3.82	4.73	5.20	N/A
Russell 1000® Index(1)(2)%	24.51	14.28	12.87	N/A
Class S2%	12.66	3.83	4.87	N/A	5/3/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
60% Bloomberg U.S. Aggregate Bond Index; 30% Russell 1000® Index; 10% MSCI EAFE® Index(1)(2)%	8.14	4.70	5.34	N/A
MSCI EAFE® Index(1)(2)%	3.82	4.73	5.20	N/A
Russell 1000® Index(1)(2)%	24.51	14.28	12.87	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmarks from the 60% Bloomberg U.S. Aggregate Bond Index; 30% Russell 1000® Index; 10% MSCI EAFE® Index to the MSCI All Country World Index (“MSCI ACWI”) and Bloomberg U.S. Aggregate Bond Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the 60% Bloomberg U.S. Aggregate Bond Index; 30% Russell 1000 ® Index; 10% MSCI EAFE ® Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns for the Bloomberg U.S. Aggregate Bond Index and the Russell 1000® Index do not reflect deductions for fees, expenses, or taxes. The index returns for the MSCI ACWI and the MSCI EAFE® Index include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Justin Montminy, CFA Portfolio Manager (since 02/25)	Barbara Reinhard, CFA Portfolio Manager (since 05/23)
Brian Timberlake, Ph.D., CFA Portfolio Manager (since 05/19)	Leigh Todd, CFA Portfolio Manager (since 10/22)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Voya Balanced Income Portfolio

Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
Voya Balanced Income Portfolio

Voya Government Liquid Assets Portfolio
Investment Objective
The Portfolio seeks high level of current income consistent with the preservation of capital and liquidity.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other expenses, such as fees or expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Investment Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		I	S	S2
Management Fees	%	0.28	0.28	0.28
Distribution and/or Shareholder Services (12b-1) Fees	%	None	0.25	0.40
Other Expenses	%	0.00	0.00	0.00
Total Annual Portfolio Operating Expenses	%	0.28	0.53	0.68
Waivers and Reimbursements[1]	%	None	None	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	0.28	0.53	0.68
1
Voya Investments, LLC (the “Investment Adviser”) and distributor are contractually obligated to waive a portion of their management fees and distribution and/or shareholder services fees, as applicable, and to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than zero through May 1, 2026. There is no guarantee that the Portfolio will maintain such a yield. Any fees waived or expenses reimbursed may be subject to possible recoupment by the Investment Adviser or distributor within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. Termination or modification of this obligation requires approval by the Portfolio’s Board Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$29	90	157	356
S	$54	170	297	667
S2	$69	218	379	847
Principal Investment Strategies
The Portfolio invests at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash. In addition, under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in government securities and repurchase agreements that are collateralized by government securities (for purposes of this 80% policy, “Government Liquid Assets”). For purposes of the Portfolio’s 99.5% policy and 80% policy, government securities means any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an agency or instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

Voya Government Liquid Assets Portfolio

The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery, or forward commitment basis.
The Portfolio operates as a “money market fund” and the securities purchased by the Portfolio are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”), and other rules adopted by the U.S. Securities and Exchange Commission (the “SEC”). Portfolio investments are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the 1940 Act.
The Portfolio may invest in other investment companies that are money market funds to the extent permitted under the 1940 Act.
In choosing investments for the Portfolio, the sub-adviser (the “Sub-Adviser”) employs a disciplined, four-step investment process designed to ensure preservation of capital and liquidity, as well as adherence to regulatory requirements. The four steps are: first, a formal list of approved issuers is actively maintained; second, securities of issuers on the approved list that meet the Portfolio’s guidelines are selected for investment; third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market, and expectations of future interest rates.
Principal Risks
Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor is not required to reimburse the Portfolio for losses, and you should not expect that the sponsor will provide financial support to the Portfolio at any time, including during periods of market stress.
Cash/Cash Equivalents: Investments in cash or cash equivalents may lower returns and result in potential lost opportunities to participate in market appreciation which could negatively impact the Portfolio’s performance and ability to achieve its investment objective.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio.
Voya Government Liquid Assets Portfolio

Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Money Market Regulatory: Changes in government regulations may adversely affect the value of a security held by the Portfolio. The SEC has adopted amendments to money market fund regulation that permit the Portfolio to impose discretionary liquidity fees, increase the Portfolio’s daily and weekly liquid asset minimum requirements and eliminate the ability of the Portfolio to temporarily suspend redemptions due to declines in the Portfolio's weekly liquid assets, among other changes. As of the date of this Prospectus, the Board has elected not to subject the Portfolio to such discretionary liquidity fees. These changes may result in reduced yields for money market funds, including the Portfolio, which may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, which may impact the structure and operation or performance of the Portfolio.
Other Investment Companies (Money Market Funds): A money market fund may only invest in other investment companies that qualify as money market funds under Rule 2a-7 of the 1940 Act, and there is a risk that such money market funds may not comply with Rule 2a-7. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Repurchase Agreements: In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Voya Government Liquid Assets Portfolio

U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
When-Issued, Delayed Delivery, and Forward Commitment Transactions: When-issued, delayed delivery, and forward commitment transactions involve the risk that the security the Portfolio buys will lose value prior to its delivery. These transactions may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table provides additional performance information. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class S2 shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Prior to May 1, 2016, the Portfolio operated as a prime money market fund and invested in certain types of securities that the Portfolio is no longer permitted to hold. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Portfolio’s conversion to a government money market fund.
Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter:	4th Quarter 2023	1.19%
Worst quarter:	1st Quarter 2022	0.00%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I	%	5.03	2.34	1.62	N/A	5/7/2004
Class S	%	4.77	2.19	1.46	N/A	1/24/1989
Class S2%		4.61	2.10	1.37	N/A	9/9/2002
For the Portfolio's current 7 day yield and current 7 day effective yield, when available, please call the Portfolio at 1-800-366-0066.
Voya Government Liquid Assets Portfolio

Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Manager
David S. Yealy Portfolio Manager (since 11/04)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
Voya Government Liquid Assets Portfolio

Voya High Yield Portfolio
Investment Objective
The Portfolio seeks to provide investors with a high level of current income and total return.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other expenses, such as fees or expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Investment Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.49	0.49	0.49	0.49
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25	0.40
Other Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	1.10	0.50	0.75	0.90
Waivers and Reimbursements[1]	%	(0.02)	(0.02)	(0.02)	(0.02)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.08	0.48	0.73	0.88
1
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to waive 0.015% of the management fee through May 1, 2026. Termination or modification of this obligation requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$110	348	604	1,338
I	$49	158	278	626
S	$75	238	415	928
S2	$90	285	497	1,106
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 88% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of high-yield bonds. For purposes of this 80% policy, high-yield bonds (sometimes referred to as “high-yield securities” or “junk bonds”) include, without limitation, bonds, debt instruments, and other fixed income and income-producing debt instruments, of any kind, issued or guaranteed by governmental or private-sector entities

Voya High Yield Portfolio

that are rated below investment grade by one or more nationally recognized statistical rating organizations (“NRSROs”) (e.g., rated Ba1 or below by Moody’s Ratings, or BB+ or below by S&P Global Ratings or Fitch Ratings, Inc.) or, if unrated, determined by the Portfolio to be of comparable quality. High-yield bonds include, but are not limited to: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they meet the criteria for below investment grade set forth above.
In evaluating the quality of a particular high-yield bond for investment by the Portfolio, the sub-adviser (the “Sub-Adviser”) does not rely exclusively on credit ratings assigned by NRSROs. The Sub-Adviser will utilize a security’s credit rating as simply one indication of an issuer’s creditworthiness and will principally rely upon its own analysis of any security. The Sub-Adviser does not have restrictions on the rating level of the securities held in the Portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Portfolio’s portfolio or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser’s assessment of interest rate trends and other economic or market factors.
Any remaining assets may be invested in debt instruments rated investment grade; common and preferred stocks; U.S. government securities; money market instruments; and debt instruments of foreign (non-U.S.) issuers, including securities of companies in emerging markets. The Portfolio may invest in derivatives, including structured debt instruments, dollar roll transactions, swap agreements, including credit default swaps and interest rate swaps, and options on swap agreements. The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Portfolio. The Portfolio may invest in companies of any market capitalization size.
The Portfolio may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
In choosing investments for the Portfolio, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high-yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser’s approach to decision making includes contributions from individual portfolio managers responsible for specific industry sectors.
In evaluating investments for the Portfolio, the Sub-Adviser takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of an investment. Among the factors considered, the Sub-Adviser expects typically to take into account environmental, social, and governance (“ESG”) factors to determine whether one or more factors may have a material effect. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research and on third-party evaluations of an issuer’s ESG standing. ESG factors will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; the extent to which ESG factors will affect the Sub-Adviser’s decision to invest in an issuer, if at all, will depend on the analysis and judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Portfolio. In the event of a bank insolvency or failure, the Portfolio may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, the Portfolio might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure. Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Portfolio maintains its cash and cash equivalents, there can be no assurance that the Portfolio would be able to access uninsured funds in a timely manner or at all and the Portfolio may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Portfolio.
Voya High Yield Portfolio

Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Credit Default Swaps: The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. As a seller of a credit default swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks, and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to different kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Environmental, Social, and Governance (Fixed Income): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of obligations of an issuer may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in obligations of issuers that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in obligations of issuers that compare favorably to obligations of other issuers on the basis of ESG factors. It is possible that the Portfolio will have less exposure to obligations of certain issuers due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Voya High Yield Portfolio

High-Yield Securities: Lower-quality securities including securities that are or have fallen below investment grade (commonly referred to as “junk bonds”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other
Voya High Yield Portfolio

geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Structured Notes: Structured notes are investments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices, or other financial indicators (each, a “reference instrument”). Structured notes may entail a greater degree of market risk than other types of debt instruments because the investor also bears the risk of the reference instrument. Structured notes may be more volatile, less liquid, and more difficult to accurately price than less complex securities and other types of debt instruments. In addition, structured notes are subject to other risks, including interest rate risk, credit risk, and liquidity risk.
Voya High Yield Portfolio

U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
Zero-Coupon Bonds and Payment-in-Kind Securities: Zero-coupon bonds and payment-in-kind securities may be subject to greater fluctuations in price due to market interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency, resulting in a loss.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	7.87%
Worst quarter:	1st Quarter 2020	-11.85%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	6.90	2.76	4.12	N/A	5/22/2006
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
Bloomberg High Yield Bond - 2% Issuer Constrained Composite Index(1)(2)%	8.19	4.20	5.16	N/A
Class I %	7.42	3.38	4.74	N/A	4/29/2005
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
Bloomberg High Yield Bond - 2% Issuer Constrained Composite Index(1)(2)%	8.19	4.20	5.16	N/A
Class S %	7.28	3.12	4.49	N/A	5/3/2004
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
Bloomberg High Yield Bond - 2% Issuer Constrained Composite Index(1)(2)%	8.19	4.20	5.16	N/A
Class S2%	7.12	2.97	4.33	N/A	12/29/2006
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
Bloomberg High Yield Bond - 2% Issuer Constrained Composite Index(1)(2)%	8.19	4.20	5.16	N/A
Voya High Yield Portfolio

(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the Bloomberg High Yield Bond - 2% Issuer Constrained Composite Index to the Bloomberg U.S. Aggregate Bond Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the Bloomberg High Yield Bond - 2% Issuer Constrained Composite Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Mohamed Basma, CFA Portfolio Manager (since 05/23)	Randall Parrish, CFA Portfolio Manager (since 02/14)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
Voya High Yield Portfolio

Voya Inflation Protected Bond Plus Portfolio  (formerly, VY ® BlackRock Inflation Protected Bond Portfolio)
Investment Objective
The Portfolio seeks to maximize real return, consistent with preservation of real capital and prudent investment management.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees	%	0.55	0.55	0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25
Other Expenses	%	0.14	0.14	0.14
Total Annual Portfolio Operating Expenses	%	1.29	0.69	0.94
Waivers and Reimbursements[2]	%	(0.10)	(0.10)	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.19	0.59	0.84
1
Expense information has been restated to reflect current contractual rates.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.19%, 0.59%, and 0.84% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2026. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Termination or modification of this obligation requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$121	399	698	1,548
I	$60	211	374	849
S	$86	290	510	1,146
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 279% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other bonds and debt obligations of any kind. For purposes of this 80% policy, inflation-indexed bonds means debt instruments that are structured to provide protection against inflation and bonds and debt obligations of any kind include bonds, debt instruments, and other fixed income and income-producing debt instruments

Voya Inflation Protected Bond Plus Portfolio

of any kind issued or guaranteed by governmental or private-sector entities. For purposes of satisfying this 80% policy, the Portfolio may also invest in derivative instruments that provide investment exposure to, or exposure to risk factors associated with, inflation-indexed bonds and other bonds and debt obligations of any kind.
An inflation-indexed bond’s principal amount and/or interest payments are typically adjusted based on an official inflation measure. For inflation-indexed bonds issued by the U.S. government or U.S. corporations, typically these adjustments are tied to the Consumer Price Index for Urban Consumers. Inflation-indexed bonds issued by a foreign (non-U.S.) government or foreign (non-U.S.) corporation are generally adjusted based on a comparable inflation index, calculated by the relevant foreign (non-U.S.) government.
The Portfolio expects to use derivative instruments, such as total return swaps, or other investment techniques, such as entering into series of purchase and sale contracts or reverse repurchase agreements, to obtain investment exposure to inflation-indexed bonds in an amount approximately equal to the net asset value of the Portfolio.
The Portfolio expects to use its remaining investable monies (after effecting exposure to inflation-indexed bonds as described above) to invest in a range of sectors of the fixed income market, including U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized loan obligations (“CLOs”), collateralized mortgage obligations, corporate bonds rated investment grade, asset-backed securities and debt securities rated below investment grade (sometimes referred to as “high-yield securities”, “high-yield bonds”, or “junk bonds”), including such obligations of foreign (non-U.S.) issuers. Investment grade refers to a rating given by one or more nationally recognized statistical rating organizations (“NRSROs”) (e.g., rated Baa3 or above by Moody’s Ratings (“Moody’s”), or BBB- or above by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or, if unrated, determined by the Portfolio to be of comparable quality. Below investment grade refers to a rating given by one or more NRSROs (e.g., rated Ba1 or below by Moody’s, or BB+ or below by S&P or Fitch) or, if unrated, determined by the Portfolio to be of comparable quality. The Portfolio’s allocation to these sectors will vary over time, and the Portfolio may invest significantly in one or more of these sectors.
The Portfolio seeks to construct a portfolio with an average portfolio duration that is within ±20% of the duration of the Bloomberg U.S. Treasury Inflation Protected Securities Index. Duration is a commonly used measure of risk in debt instruments as it incorporates multiple features of debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of 5 years would be expected to fall approximately 5% if market interest rates rose by 1%. Conversely, the price of a bond with an average duration of 5 years would be expected to rise approximately 5% if market interest rates dropped by 1%.
The Portfolio invests at least 80% of its assets in a portfolio of instruments rated investment grade. Although the Portfolio may invest up to 20% of its assets in debt instruments rated below investment grade, the Portfolio will seek to maintain a minimum weighted average portfolio quality rating of at least investment grade.
The Portfolio may also invest up to 20% of its assets in non-dollar denominated securities of foreign (non-U.S.) issuers, including issuers in developing and emerging markets, and may invest, without limit, in U.S. dollar denominated securities of foreign (non-U.S.) issuers. The Portfolio currently considers developing or emerging market countries to include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe.
The Portfolio may invest in derivative instruments, including, but not limited to, the following: options, futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and forward foreign currency exchange contracts. The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate risk or currency risk, as a substitute for taking a position in the underlying asset, and/or to enhance returns.
The Portfolio’s total investment exposure (direct investments and indirect investment exposure via derivative instruments) will typically be in excess of the Portfolio’s net asset value, and potentially substantially so. This manner of investing may increase the volatility of the Portfolio’s performance.
In evaluating investments for the Portfolio, the sub-adviser (the “Sub-Adviser”) takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of an investment. Among the factors considered, the Sub-Adviser expects typically to take into account environmental, social, and governance (“ESG”) factors to determine whether one or more factors may have a material effect. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research and on third-party evaluations of an issuer’s ESG standing. ESG factors will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; the extent to which ESG factors will affect the Sub-Adviser’s decision to invest in an issuer, if at all, will depend on the analysis and judgment of the Sub-Adviser.
Voya Inflation Protected Bond Plus Portfolio

The Portfolio may also invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Borrowing: Borrowing creates leverage, which may increase expenses and increase the impact of the Portfolio’s other risks. Borrowing may exaggerate any increase or decrease in the Portfolio’s net asset value causing the Portfolio to be more volatile than a fund that does not borrow. Borrowing for investment purposes is considered to be speculative and may result in losses to the Portfolio.
Collateralized Loan Obligations and Other Collateralized Obligations: A collateralized loan obligation ( “ CLO ” ) is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. CLOs may incur management fees and administration fees. The risks of investing in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Portfolio may invest, and can generally be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment and extension risk, and the risk of default of the underlying asset, among others.
Covenant-Lite Loans: Loans in which the Portfolio may invest or to which the Portfolio may gain exposure indirectly through its investments in collateralized debt obligations, CLOs or other types of structured securities may be considered “covenant-lite” loans. Covenant-lite refers to loans which do not incorporate traditional performance-based financial maintenance covenants. Covenant-lite does not refer to a loan’s seniority in a borrower’s capital structure nor to a lack of the benefit from a legal pledge of the borrower’s assets and does not necessarily correlate to the overall credit quality of the borrower. Covenant-lite loans generally do not include terms which allow a lender to take action based on a borrower’s performance relative to its covenants. Such actions may include the ability to renegotiate and/or re-set the credit spread on the loan with a borrower, and even to declare a default or force the borrower into bankruptcy restructuring if certain criteria are breached. Covenant-lite loans typically still provide lenders with other covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Portfolio may have fewer rights against a borrower when it invests in, or has exposure to, covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in, or exposure to, loans with additional or more conventional covenants.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations. Asset-backed (including mortgage-backed) securities that are not issued by U.S. government agencies may have a greater risk of default because they are not guaranteed by either the U.S. government or an agency or instrumentality of the U.S. government. The credit quality of typical asset-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.
Credit Default Swaps: The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. As a seller of a credit default swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks, and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps
Voya Inflation Protected Bond Plus Portfolio

are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to different kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Deflation: Deflation occurs when prices throughout the economy decline over time — the opposite of inflation. Unless repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, when there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Environmental, Social, and Governance (Fixed Income): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of obligations of an issuer may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in obligations of issuers that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in obligations of issuers that compare favorably to obligations of other issuers on the basis of ESG factors. It is possible that the Portfolio will have less exposure to obligations of certain issuers due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities: Lower-quality securities including securities that are or have fallen below investment grade (commonly referred to as “junk bonds”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more
Voya Inflation Protected Bond Plus Portfolio

sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of, the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets, and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Voya Inflation Protected Bond Plus Portfolio

Option Writing: When the Portfolio writes a covered call option on a security, it assumes the risk that it must sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. In addition, the Portfolio continues to bear the risk of a decline in the value of the underlying security.
When the Portfolio writes an index call option, it assumes the risk that it must pay the purchaser of the option a cash payment equal to any appreciation in the value of the index over the strike price of the call option during the option’s term. While the amount of the Portfolio’s potential loss is offset by the premium received when the option was written, the amount of the loss is theoretically unlimited.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Portfolio Turnover: A high portfolio turnover rate may increase transaction costs, which may lower the Portfolio’s performance and may increase the likelihood of capital gains distributions.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Sovereign Debt: Sovereign debt is issued or guaranteed by foreign (non-U.S.) government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting amounts owed on sovereign debt, such as bankruptcy proceedings, that a government does not pay.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance
Voya Inflation Protected Bond Plus Portfolio

would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
The Portfolio’s performance prior to December 6, 2024 reflects returns achieved by a different sub-adviser and pursuant to different principal investment strategies. If the Portfolio’s current sub-adviser and principal investment strategies had been in place for the prior periods, the performance information shown would have been different.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	6.04%
Worst quarter:	2nd Quarter 2022	-7.42%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	1.46	1.09	1.28	N/A	4/30/2007
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
Bloomberg U.S. TIPS Index(1)(2)%	1.84	1.87	2.24	N/A
Class I %	2.09	1.68	1.88	N/A	4/30/2007
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
Bloomberg U.S. TIPS Index(1)(2)%	1.84	1.87	2.24	N/A
Class S %	1.86	1.45	1.63	N/A	4/30/2007
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
Bloomberg U.S. TIPS Index(1)(2)%	1.84	1.87	2.24	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the Bloomberg U.S. TIPS Index to the Bloomberg U.S. Aggregate Bond Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the Bloomberg U.S. TIPS Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC

Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Sean Banai, CFA Portfolio Manager (since 12/24)	Anuranjan Sharma Portfolio Manager (since 12/24)
Brian Timberlake, Ph.D., CFA Portfolio Manager (since 12/24)
Voya Inflation Protected Bond Plus Portfolio

Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
Voya Inflation Protected Bond Plus Portfolio

Voya Large Cap Growth Portfolio
Investment Objective
The Portfolio seeks long-term capital growth.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	R6	S	S2
Management Fees	%	0.65	0.65	0.65	0.65	0.65
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	None	0.25	0.40
Other Expenses	%	0.06	0.06	0.03	0.06	0.06
Total Annual Portfolio Operating Expenses	%	1.31	0.71	0.68	0.96	1.11
Waivers and Reimbursements[1]	%	(0.04)	(0.04)	(0.01)	(0.04)	(0.04)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.27	0.67	0.67	0.92	1.07
1
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.27%, 0.67%, 0.67%, 0.92%, and 1.07% for Class ADV, Class I, Class R6, Class S, and Class S2 shares, respectively, through May 1, 2026. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. Termination or modification of this obligation requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$129	411	714	1,575
I	$68	223	391	879
R6	$68	217	378	846
S	$94	302	527	1,174
S2	$109	349	608	1,348
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments tied to large-capitalization growth companies. For purposes of this 80% policy, large-capitalization growth companies means companies with market capitalizations that fall within the capitalization range of companies within the Russell 1000® Growth Index (the “Index”) and that the Portfolio expects to generate capital appreciation.

Voya Large Cap Growth Portfolio

The market capitalization of companies within the Index will change with market conditions. As of December 31, 2024, the market capitalization of companies within the Index ranged from $1.7 billion to $3.8 trillion. The Portfolio is non-diversified, which means that it may invest a significant portion of its assets in a single issuer.
In managing the Portfolio, the sub-adviser (the “Sub-Adviser”) uses a stock selection process that combines quantitative screens with rigorous fundamental security analysis. The quantitative screens focus the fundamental analysis by seeking to identify the stocks of companies that exhibit strong business momentum and relative price strength, and which have a perceived value by the Sub-Adviser that is not reflected in the current price. The fundamental security analysis is intended to confirm the persistence of the company's revenue and earnings growth, and validate the Sub-Adviser’s expectations for earnings estimate revisions, particularly relative to consensus estimates. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.
The Portfolio may also invest in derivative instruments which include, but are not limited to, futures or index futures that have a similar investment profile to the Index. The Portfolio typically uses derivative instruments to maintain equity exposure on its cash balance.
The Portfolio may also invest up to 25% of its assets in foreign (non-U.S.) securities.
The Portfolio may invest in real estate-related securities, including real estate investment trusts (“REITs”).
The Portfolio may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
In evaluating investments for the Portfolio, the Sub-Adviser takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of a company. Among the factors considered, the Sub-Adviser expects typically to take into account environmental, social, and governance (“ESG”) factors. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research and on third-party evaluations of a company’s ESG standing. ESG factors will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; the extent to which ESG factors will affect the Sub-Adviser’s decision to invest in a company, if at all, will depend on the analysis and judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Voya Large Cap Growth Portfolio

Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Foreign (Non-U.S.) Investments: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Issuer Non-Diversification: A non-diversified investment company is subject to the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial
Voya Large Cap Growth Portfolio

resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Voya Large Cap Growth Portfolio

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in expenses between the two classes. If adjusted for such differences, returns would be different.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	24.20%
Worst quarter:	2nd Quarter 2022	-22.48%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	34.06	14.43	13.58	N/A	12/29/2006
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Growth Index(1)(2)%	33.36	18.96	16.78	N/A
Class I %	34.80	15.11	14.26	N/A	5/2/2005
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Growth Index(1)(2)%	33.36	18.96	16.78	N/A
Class R6%	34.82	15.11	14.26	N/A	11/24/2015
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Growth Index(1)(2)%	33.36	18.96	16.78	N/A
Class S %	34.53	14.82	13.97	N/A	5/3/2004
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Growth Index(1)(2)%	33.36	18.96	16.78	N/A
Class S2%	34.34	14.66	13.80	N/A	5/13/2004
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Growth Index(1)(2)%	33.36	18.96	16.78	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the Russell 1000® Growth Index to the Russell 3000® Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the Russell 1000 ® Growth Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns do not reflect deductions for fees, expenses, or taxes.
Voya Large Cap Growth Portfolio

Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Kristy Finnegan, CFA Portfolio Manager (since 08/19)	Leigh Todd, CFA Portfolio Manager (since 12/21)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio
Investment Objective
The Portfolio seeks long-term growth of capital and current income.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	R6	S	S2
Management Fees	%	0.74	0.74	0.74	0.74	0.74
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	None	0.25	0.40
Other Expenses	%	0.13	0.13	0.02	0.13	0.13
Total Annual Portfolio Operating Expenses	%	1.47	0.87	0.76	1.12	1.27
Waivers and Reimbursements [2]	%	(0.18)	(0.18)	(0.07)	(0.18)	(0.18)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.29	0.69	0.69	0.94	1.09
1
Expense information has been restated to reflect current contractual rates.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.29%, 0.69%, 0.69%, 0.94%, and 1.09% for Class ADV, Class I, Class R6, Class S, and Class S2 shares, respectively, through May 1, 2026. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Termination or modification of these obligations requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$131	447	786	1,742
I	$70	260	465	1,056
R6	$70	236	415	936
S	$96	338	600	1,347
S2	$111	385	680	1,518
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 101% of the average value of its portfolio.

Voya Large Cap Value Portfolio

Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments tied to large-capitalization value companies. For purposes of this 80% policy, large-capitalization value companies means companies with market capitalizations that fall within the capitalization range of companies within the Russell 1000® Value Index (the “Index”) and that the Portfolio believes are undervalued by the market, trade for less than their intrinsic value, or pay dividends.
The market capitalization of companies within the Index will change with market conditions. As of December 31, 2024, the market capitalization of companies within the Index ranged from $355.1 million to $978.0 billion. Equity securities in which the Portfolio invests include, but are not limited to, common stock, preferred stock, warrants, and convertible securities.
The sub-adviser (the “Sub-Adviser”) seeks to construct a portfolio of securities with a dividend yield at or above the average dividend yield of the companies included in the Index. The Sub-Adviser uses a valuation-based screening process to assist in the selection of companies according to criteria which include the following:
•
an above-average dividend yield, and stability and growth of the dividend; and
•
market capitalization that is usually above $1 billion (although the Portfolio may also invest up to 20% of its assets in small- and mid-capitalization companies).
The Sub-Adviser may from time to time select securities that do not meet all of these criteria. The Sub-Adviser then conducts intensive fundamental research on each company to evaluate its growth, profitability, and valuation characteristics.
The Portfolio may invest in foreign (non-U.S.) securities, including companies located in countries with developing and emerging securities markets, when the Sub-Adviser believes they present attractive investment opportunities. As of the date of this prospectus, countries with developing and emerging securities markets include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, the United Kingdom, the United States, and most of the countries of western Europe.
The Portfolio may invest in real estate-related securities, including real estate investment trusts (“REITs”).
The Portfolio may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
In evaluating investments for the Portfolio, the Sub-Adviser takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of a company. Among the factors considered, the Sub-Adviser expects typically to take into account environmental, social, and governance (“ESG”) factors. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research and on third-party evaluations of a company’s ESG standing. ESG factors will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; the extent to which ESG factors will affect the Sub-Adviser’s decision to invest in a company, if at all, will depend on the analysis and judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Voya Large Cap Value Portfolio

Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is a possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, the Portfolio’s ability to execute its investment strategy may be limited.
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities
Voya Large Cap Value Portfolio

may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Mid-Capitalization Company: Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, smaller size, limited markets, and financial resources, narrow product lines, less management depth, and more reliance on key personnel. Consequently, the securities of mid-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of
Voya Large Cap Value Portfolio

the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Portfolio Turnover: A high portfolio turnover rate may increase transaction costs, which may lower the Portfolio’s performance and may increase the likelihood of capital gains distributions.
Preferred Stocks: Preferred stock generally has preference over common stock but is generally subordinate to debt instruments with respect to dividends and liquidation. Preferred stocks are subject to the risks associated with other types of equity securities, as well as greater credit or other risks than senior debt instruments. In addition, preferred stocks are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Small-Capitalization Company: Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, small size, limited markets and financial resources, narrow product lines, less management depth and more reliance on key personnel. The securities of small-capitalization companies are subject to liquidity risk as they are often traded over-the-counter and may not be traded in volumes typically seen on national securities exchanges.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in expenses between the two classes. If adjusted for such differences, returns would be different.
Voya Large Cap Value Portfolio

Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	4th Quarter 2020	19.20%
Worst quarter:	1st Quarter 2020	-27.01%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	16.39	11.01	8.84	N/A	5/11/2007
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Value Index(1)(2)%	14.37	8.68	8.49	N/A
Class I %	17.06	11.70	9.50	N/A	5/11/2007
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Value Index(1)(2)%	14.37	8.68	8.49	N/A
Class R6%	16.99	11.70	9.49	N/A	11/24/2015
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Value Index(1)(2)%	14.37	8.68	8.49	N/A
Class S %	16.89	11.40	9.22	N/A	5/11/2007
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Value Index(1)(2)%	14.37	8.68	8.49	N/A
Class S2%	16.73	11.25	9.07	N/A	9/9/2013
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Value Index(1)(2)%	14.37	8.68	8.49	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the Russell 1000® Value Index to the Russell 3000® Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the Russell 1000 ® Value Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Vincent Costa, CFA Portfolio Manager (since 06/13)	James Dorment, CFA Portfolio Manager (since 12/15)
Gregory Wachsman, CFA Portfolio Manager (since 05/21)
Voya Large Cap Value Portfolio

Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio
Investment Objectives
The Portfolio seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other expenses, such as fees or expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Investment Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees	%	0.28	0.28	0.28
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25
Other Expenses	%	0.00	0.00	0.00
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses[1]	%	0.89	0.29	0.54
1
Total Annual Portfolio Operating Expenses may be higher than the Portfolio's ratio of expenses to average net assets shown in the Portfolio's Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$91	284	493	1,096
I	$30	93	163	368
S	$55	173	302	677
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 298% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of bonds that are limited maturity debt instruments. For purposes of this 80% policy, bonds include, without limitation, bonds, debt instruments, and other fixed income and income-producing debt instruments, of any kind, issued or guaranteed by governmental or private-sector entities.

Voya Limited Maturity Bond Portfolio

These short- to intermediate-term debt instruments have weighted average lives of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Because of the Portfolio’s holdings in asset-backed, mortgage-backed, and similar securities, the Portfolio’s average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Portfolio given prepayment assumptions (also known as weighted average life).
The Portfolio invests in non-government securities, issued by companies of all market capitalization sizes, only if rated investment grade. Investment grade refers to a rating given by one or more nationally recognized statistical rating organizations (e.g., rated Baa3 or above by Moody’s Ratings (“Moody’s”), or BBB- or above by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or, if unrated, determined by the Portfolio to be of comparable quality. Money market securities must be rated in the two highest tiers by Moody’s (P-1 or P-2), S&P (A-1+, A-1, or A-2), or Fitch (F-1+, F-1, or F-2) or, if unrated, determined by the Portfolio to be of comparable quality.
The Portfolio may also invest in: preferred stock; U.S. government securities, securities of foreign (non-U.S.) governments, and supranational organizations; mortgage bonds; municipal bonds, notes, and commercial paper; and debt instruments of foreign (non-U.S.) issuers. The Portfolio may engage in dollar roll transactions and swap agreements, including credit default swaps to seek to enhance returns, to hedge some of the risks of its investments in debt instruments, or as a substitute for a position in an underlying asset. The Portfolio may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns and as a substitute for conventional securities. A portion of the Portfolio's assets may be invested in mortgage-backed and asset-backed debt instruments.
In addition, private placements of debt instruments (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.
The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes.
The Portfolio may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
In evaluating investments for the Portfolio, the sub-adviser (the “Sub-Adviser”) takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of an investment. Among the factors considered, the Sub-Adviser expects typically to take into account environmental, social, and governance (“ESG”) factors to determine whether one or more factors may have a material effect. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research and on third-party evaluations of an issuer’s ESG standing. ESG factors will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; the extent to which ESG factors will affect the Sub-Adviser’s decision to invest in an issuer, if at all, will depend on the analysis and judgment of the Sub-Adviser.
The Sub-Adviser utilizes the following decision-making process to achieve the Portfolio's objectives:
Active Duration Management. Duration is a commonly used measure of risk in debt instruments as it incorporates multiple features of debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of 5 years would be expected to fall approximately 5% if market interest rates rose by 1%. Conversely, the price of a bond with an average duration of 5 years would be expected to rise approximately 5% if market interest rates dropped by 1%.
The average duration of the Portfolio is actively managed relative to the benchmark's average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark;
Yield Curve Analysis. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates;
Sector Selection. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities, and money market securities. The Sub-Adviser may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.); and
Voya Limited Maturity Bond Portfolio

Security Selection. The Sub-Adviser emphasizes individual securities with positive credit fundamentals, liquidity, and relative value within their respective sectors.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Portfolio. In the event of a bank insolvency or failure, the Portfolio may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, the Portfolio might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure. Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Portfolio maintains its cash and cash equivalents, there can be no assurance that the Portfolio would be able to access uninsured funds in a timely manner or at all and the Portfolio may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Portfolio.
Borrowing: Borrowing creates leverage, which may increase expenses and increase the impact of the Portfolio’s other risks. Borrowing may exaggerate any increase or decrease in the Portfolio’s net asset value causing the Portfolio to be more volatile than a fund that does not borrow. Borrowing for investment purposes is considered to be speculative and may result in losses to the Portfolio.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations. Asset-backed (including mortgage-backed) securities that are not issued by U.S. government agencies may have a greater risk of default because they are not guaranteed by either the U.S. government or an agency or instrumentality of the U.S. government. The credit quality of typical asset-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.
Credit Default Swaps: The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. As a seller of a credit default swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks, and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to different kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Voya Limited Maturity Bond Portfolio

Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Environmental, Social, and Governance (Fixed Income): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of obligations of an issuer may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in obligations of issuers that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in obligations of issuers that compare favorably to obligations of other issuers on the basis of ESG factors. It is possible that the Portfolio will have less exposure to obligations of certain issuers due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Foreign (Non-U.S.) Investments: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Voya Limited Maturity Bond Portfolio

Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of, the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets, and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Voya Limited Maturity Bond Portfolio

Municipal Obligations: The municipal securities market is volatile and can be affected significantly by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Among other risks, investments in municipal securities are subject to the risk that an issuer may delay payment, restructure its debt, or refuse to pay interest or repay principal on its debt.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Portfolio Turnover: A high portfolio turnover rate may increase transaction costs, which may lower the Portfolio’s performance and may increase the likelihood of capital gains distributions.
Preferred Stocks: Preferred stock generally has preference over common stock but is generally subordinate to debt instruments with respect to dividends and liquidation. Preferred stocks are subject to the risks associated with other types of equity securities, as well as greater credit or other risks than senior debt instruments. In addition, preferred stocks are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, are referred to as “restricted securities.” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly-traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Sovereign Debt: Sovereign debt is issued or guaranteed by foreign (non-U.S.) government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting amounts owed on sovereign debt, such as bankruptcy proceedings, that a government does not pay.
Voya Limited Maturity Bond Portfolio

U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	3rd Quarter 2024	2.84%
Worst quarter:	1st Quarter 2022	-2.72%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	4.52	1.08	1.17	N/A	4/28/2006
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
Bloomberg U.S. 1-3 Year Government/Credit Bond Index(1)(2)%	4.36	1.58	1.63	N/A
Class I %	5.14	1.69	1.79	N/A	4/29/2005
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
Bloomberg U.S. 1-3 Year Government/Credit Bond Index(1)(2)%	4.36	1.58	1.63	N/A
Class S %	4.88	1.43	1.53	N/A	1/24/1989
Bloomberg U.S. Aggregate Bond Index(1)(2)%	1.25	-0.33	1.35	N/A
Bloomberg U.S. 1-3 Year Government/Credit Bond Index(1)(2)%	4.36	1.58	1.63	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the Bloomberg U.S. 1-3 Year Government/Credit Bond Index to the Bloomberg U.S. Aggregate Bond Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the Bloomberg U.S. 1-3 Year Government/Credit Bond Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns do not reflect deductions for fees, expenses, or taxes.
Voya Limited Maturity Bond Portfolio

Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Sean Banai, CFA Portfolio Manager (since 07/21)	David Goodson Portfolio Manager (since 04/17)
Randall Parrish, CFA Portfolio Manager (since 04/17)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
Voya Limited Maturity Bond Portfolio

Voya U.S. Stock Index Portfolio
Investment Objective
The Portfolio seeks total return.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other expenses, such as fees or expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Investment Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.26	0.26	0.26	0.26
Distribution and/or Shareholder Services (12b-1) Fees	%	0.53	None	0.25	0.40
Other Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	0.80	0.27	0.52	0.67
Waivers and Reimbursements[1]	%	None	None	(0.01)	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	0.80	0.27	0.51	0.67
1
The distributor is contractually obligated to waive 0.01% of the shareholder services fee for Class S shares through May 1, 2026. Termination or modification of this obligation requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$82	255	444	990
I	$28	87	152	343
S	$52	166	290	652
S2	$68	214	373	835
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 2% of the average value of its portfolio.

Voya U.S. Stock Index Portfolio

Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments tied to the S&P 500® Index (the “Index”). For purposes of this 80% policy, investments tied to the Index include, without limitation, equity securities of companies included in the Index; convertible securities that are convertible into equity securities of companies included in the Index; derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds (“ETFs”) that track the Index.
The Portfolio may invest in other investment companies, including ETFs, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”).
The Portfolio invests principally in common stock and employs a “passive management” approach designed to track the performance of the Index, which is designed as a gauge of the performance of the large-capitalization segment of the U.S. equity market, is composed of 500 constituent companies, and covers approximately 80% of available market capitalization. The Portfolio usually attempts to replicate the performance of the Index by investing all, or substantially all, of its assets in stocks that make up the Index. The replication method implies that the Portfolio holds each security found in its target index in approximately the same proportion as represented in the Index itself.
In seeking to track the performance of the Index, the Portfolio may become “non-diversified,” as defined in the 1940 Act, as a result of a change in relative market capitalizations or index weightings of one or more components of the Index. As a result, whether at any time the Portfolio will be considered “diversified” or “non-diversified” will depend largely on the make-up of the Index at the time.
The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position. Although the Portfolio attempts to closely track the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.
The sub-adviser (the “Sub-Adviser”) may sell securities for a variety of reasons, such as to rebalance and reconstitute its investments in connection with such changes in the Index, secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Index Strategy (Portfolio): The index selected may underperform the overall market. To the extent the Portfolio (or a portion of the Portfolio) seeks to track an index’s performance, the Portfolio will not use defensive positions or attempt to reduce
Voya U.S. Stock Index Portfolio

its exposure to poor performing securities in the index. To the extent the Portfolio’s investments track its target index, the Portfolio may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Portfolio. The correlation between the Portfolio’s performance and index performance may be affected by the Portfolio’s expenses and the timing of purchases and redemptions of the Portfolio’s shares. In addition, the Portfolio’s actual holdings might not match the index and the Portfolio’s effective exposure to index securities at any given time may not precisely correlate.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic
Voya U.S. Stock Index Portfolio

economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Non-Diversification (Index): Depending on the composition of the Index, the Portfolio may at any time, with respect to 75% of the Portfolio’s total assets, invest more than 5% of the value of its total assets in the securities of any one issuer. As a result, the Portfolio would at that time be non-diversified, as defined in the 1940 Act. A non-diversified investment company may invest a greater percentage of its assets in the securities of a single issuer than may a diversified investment company. A non-diversified investment company is subject to the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. The Portfolio may significantly underperform other mutual funds or investments due to the poor performance of relatively few securities, or even a single security, and the Portfolio’s shares may experience significant fluctuations in value.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Voya U.S. Stock Index Portfolio

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	20.32%
Worst quarter:	1st Quarter 2020	-19.78%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	24.06	13.61	12.20	N/A	5/28/2009
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
S&P 500® Index(1)(2)%	25.02	14.53	13.10	N/A
Class I %	24.68	14.22	12.79	N/A	5/3/2004
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
S&P 500® Index(1)(2)%	25.02	14.53	13.10	N/A
Class S %	24.43	13.95	12.53	N/A	4/30/2007
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
S&P 500® Index(1)(2)%	25.02	14.53	13.10	N/A
Class S2%	24.18	13.76	12.35	N/A	8/1/2007
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
S&P 500® Index(1)(2)%	25.02	14.53	13.10	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the S&P 500® Index to the Russell 3000® Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the S&P 500 ® Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Mark Buccigross Portfolio Manager (since 02/25)	Kai Yee Wong Portfolio Manager (since 06/13)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Voya U.S. Stock Index Portfolio

Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
Voya U.S. Stock Index Portfolio

VY® CBRE Global Real Estate Portfolio
Investment Objective
The Portfolio seeks high total return consisting of capital appreciation and current income.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.90	0.90	0.90	0.90
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25	0.40
Other Expenses	%	0.16	0.16	0.16	0.16
Total Annual Portfolio Operating Expenses	%	1.66	1.06	1.31	1.46
Waivers and Reimbursements[2]	%	(0.16)	(0.16)	(0.16)	(0.16)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.50	0.90	1.15	1.30
1
Expense information has been restated to reflect current contractual rates.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.50%, 0.90%, 1.15%, and 1.30% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2026. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Termination or modification of these obligations requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$153	508	887	1,952
I	$92	321	569	1,280
S	$117	399	703	1,565
S2	$132	446	782	1,733
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments tied to companies that are principally engaged in the real estate industry. For purposes of this 80% policy, a company is principally engaged in the real estate industry if the company: (i) derives at least 50% of its

VY® CBRE Global Real Estate Portfolio

total revenue or earnings from owning, operating, leasing, developing, constructing, financing, managing, brokering, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. For purposes of this 80% policy, companies principally engaged in the real estate industry may include, without limitation, real estate investment trusts (“REITs”), master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers, and companies with substantial real estate holdings.
The sub-adviser (the “Sub-Adviser”) may invest in companies of any market capitalization. However, the Sub-Adviser will generally not invest in companies with market capitalizations of less than $100 million at the time of purchase. The Portfolio may also invest in convertible securities, initial public offerings (“IPOs”), and Rule 144A securities. The Portfolio will have investments located in a number of different countries, including the United States. The Portfolio may invest in companies located in countries with emerging securities markets.
The Portfolio may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”).
The Sub-Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.
First, the Sub-Adviser selects sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.
Second, the Sub-Adviser uses proprietary analytical techniques to conduct fundamental company analysis, which provides a framework for security selection. This approach incorporates several quantitative and qualitative factors that aid in evaluating performance characteristics of individual securities independently and relative to each other.
The Sub-Adviser will also typically employ third-party portfolio optimization tools to help in its evaluation of the Portfolio’s current portfolio and its identification of potential investments for the Portfolio.
In evaluating investments for the Portfolio, the Sub-Adviser takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of a company. Among the factors considered, the Sub-Adviser expects typically to take into account environmental, social, and governance (“ESG”) factors. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through internal research and information from independent global providers of ESG and corporate governance research. ESG factors will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; as ESG assessment is considered alongside the fundamental valuation model in the Sub-Adviser’s analysis, the Sub-Adviser generally will not forgo potential investments strictly based on the evaluation of ESG factors.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Concentration: To the extent that the Portfolio “concentrates,” as that term is defined in the 1940 Act, its assets in securities of a particular industry or group of industries, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry or group of industries, and if securities of such industry or group of industries fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that is more broadly invested across industries.
VY® CBRE Global Real Estate Portfolio

•
Real Estate Industry: Investments in companies involved in the real estate industry, including real estate investment trusts, may be subject to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war, or other acts that destroy real property. In addition, these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, zoning changes, overbuilding, overall declines in the economy, and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements. Although interest rates have significantly increased since 2022, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt, and other debt instruments). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies, and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs, and other expenses have increased; and rents have declined for many properties.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Initial Public Offerings: Investments in IPOs and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that the IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If the Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.
VY® CBRE Global Real Estate Portfolio

Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or
VY® CBRE Global Real Estate Portfolio

long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Master Limited Partnership: Master Limited Partnerships (“MLPs”) are limited partnerships in which ownership interests are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines. MLP may also invest in other types of investments, including credit-related investments. Investments held by MLPs may be illiquid. Certain MLP units may trade infrequently and in limited volume and may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Investments in MLPs may adversely affect the ability of the Portfolio to qualify for special tax treatment as a regulated investment company.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
VY® CBRE Global Real Estate Portfolio

Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and additional indices with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	4th Quarter 2023	17.41%
Worst quarter:	1st Quarter 2020	-27.09%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	-0.24	1.04	2.54	N/A	4/28/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
FTSE EPRA Nareit Developed Index(1)(2)%	0.94	-1.00	2.23	N/A
S&P 500® Index(1)(3)%	25.02	14.53	13.10	N/A
Class I %	0.38	1.65	3.16	N/A	1/3/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
FTSE EPRA Nareit Developed Index(1)(2)%	0.94	-1.00	2.23	N/A
S&P 500® Index(1)(3)%	25.02	14.53	13.10	N/A
Class S %	0.12	1.41	2.90	N/A	1/3/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
FTSE EPRA Nareit Developed Index(1)(2)%	0.94	-1.00	2.23	N/A
S&P 500® Index(1)(3)%	25.02	14.53	13.10	N/A
Class S2%	-0.02	1.24	2.74	N/A	5/3/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
FTSE EPRA Nareit Developed Index(1)(2)%	0.94	-1.00	2.23	N/A
S&P 500® Index(1)(3)%	25.02	14.53	13.10	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the FTSE EPRA Nareit Developed Index to the MSCI All Country World Index (“MSCI ACWI”) in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the FTSE EPRA Nareit Developed Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
(3)
The index returns do not reflect deductions for fees, expenses, or taxes.
VY® CBRE Global Real Estate Portfolio

Portfolio Management

Investment Adviser
Voya Investments, LLC

Sub-Adviser
CBRE Investment Management Listed Real Assets, LLC

Portfolio Managers
Christopher S. Reich, CFA Portfolio Manager (since 01/20)	Joseph P. Smith, CFA Portfolio Manager (since 02/07)
Kenneth S. Weinberg, CFA Portfolio Manager (since 01/22)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
VY® CBRE Global Real Estate Portfolio

VY® CBRE Real Estate Portfolio
Investment Objective
The Portfolio seeks total return including capital appreciation and current income.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.85	0.85	0.85	0.85
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25	0.40
Other Expenses	%	0.16	0.16	0.16	0.16
Total Annual Portfolio Operating Expenses	%	1.61	1.01	1.26	1.41
Waivers and Reimbursements[2]	%	(0.26)	(0.26)	(0.26)	(0.26)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.35	0.75	1.00	1.15
1
Expense information has been restated to reflect current contractual rates.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.35%, 0.75%, 1.00%, and 1.15% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2026. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Termination or modification of these obligations requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$137	483	852	1,889
I	$77	296	533	1,213
S	$102	374	667	1,500
S2	$117	421	746	1,668
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 82% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments tied to companies that are principally engaged in the real estate industry. For purposes of this 80% policy, a company is principally engaged in the real estate industry if the company: (i) derives at least 50% of its

VY® CBRE Real Estate Portfolio

total revenue or earnings from owning, operating, leasing, developing, constructing, financing, managing, brokering, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. For purposes of this 80% policy, companies principally engaged in the real estate industry may include, without limitation, real estate investment trusts (“REITs”), master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers, and companies with substantial real estate holdings.
The sub-adviser (the “Sub-Adviser”) may invest in companies of any market capitalization. However, the Sub-Adviser will generally not invest in companies with market capitalizations of less than $100 million at the time of purchase. The Portfolio may also invest in convertible securities, initial public offerings (“IPOs”), and Rule 144A securities.
The Portfolio may also invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”).
The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to conduct fundamental company analysis, which provides a framework for security selection. This approach incorporates several quantitative and qualitative factors that aid in evaluating performance characteristics of individual securities independently and relative to each other. The Sub-Adviser will also typically employ third-party portfolio optimization tools to help in its evaluation of the Portfolio’s current portfolio and its identification of potential investments for the Portfolio.
In evaluating investments for the Portfolio, the Sub-Adviser takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of a company. Among the factors considered, the Sub-Adviser expects typically to take into account environmental, social, and governance (“ESG”) factors. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through internal research and information from independent global providers of ESG and corporate governance research. ESG factors will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; as ESG assessment is considered alongside the fundamental valuation model in the Sub-Adviser’s analysis, the Sub-Adviser generally will not forgo potential investments strictly based on the evaluation of ESG factors.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Concentration: To the extent that the Portfolio “concentrates,” as that term is defined in the 1940 Act, its assets in securities of a particular industry or group of industries, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry or group of industries, and if securities of such industry or group of industries fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that is more broadly invested across industries.
•
Real Estate Industry: Investments in companies involved in the real estate industry, including real estate investment trusts, may be subject to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war, or other acts that destroy real property. In addition, these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, zoning changes, overbuilding, overall declines in the economy, and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements. Although interest rates have significantly increased since 2022, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as
VY® CBRE Real Estate Portfolio

loans, securitized debt, and other debt instruments). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies, and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs, and other expenses have increased; and rents have declined for many properties.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Initial Public Offerings: Investments in IPOs and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that the IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If the Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes
VY® CBRE Real Estate Portfolio

in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Master Limited Partnership: Master Limited Partnerships (“MLPs”) are limited partnerships in which ownership interests are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines. MLP may also invest in other types of investments, including credit-related investments. Investments
VY® CBRE Real Estate Portfolio

held by MLPs may be illiquid. Certain MLP units may trade infrequently and in limited volume and may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Investments in MLPs may adversely affect the ability of the Portfolio to qualify for special tax treatment as a regulated investment company.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, are referred to as “restricted securities.” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly-traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
VY® CBRE Real Estate Portfolio

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	4th Quarter 2023	18.12%
Worst quarter:	1st Quarter 2020	-27.01%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	3.95	3.87	4.73	N/A	4/17/2006
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
MSCI U.S. REIT® Index(1)(2)%	8.75	4.31	5.66	N/A
Class I %	4.58	4.50	5.36	N/A	5/19/2003
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
MSCI U.S. REIT® Index(1)(2)%	8.75	4.31	5.66	N/A
Class S %	4.30	4.24	5.10	N/A	1/24/1989
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
MSCI U.S. REIT® Index(1)(2)%	8.75	4.31	5.66	N/A
Class S2%	4.14	4.08	4.94	N/A	9/9/2002
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
MSCI U.S. REIT® Index(1)(2)%	8.75	4.31	5.66	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the MSCI U.S. REIT® Index to the Russell 3000® Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the MSCI U.S. REIT ® Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC

Sub-Adviser
CBRE Investment Management Listed Real Assets, LLC

Portfolio Managers
Jonathan D. Miniman, CFA Portfolio Manager (since 01/20)	Joseph P. Smith, CFA Portfolio Manager (since 05/09)
Kenneth S. Weinberg, CFA Portfolio Manager (since 01/20)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
VY® CBRE Real Estate Portfolio

Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
VY® CBRE Real Estate Portfolio

VY® Invesco Growth and Income Portfolio
Investment Objective
The Portfolio seeks long-term growth of capital and income.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other expenses, such as fees or expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Investment Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.64	0.64	0.64	0.64
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25	0.40
Other Expenses	%	0.00	0.00	0.00	0.00
Total Annual Portfolio Operating Expenses	%	1.24	0.64	0.89	1.04
1
Expense information has been restated to reflect current contractual rates.
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$126	393	681	1,500
I	$65	205	357	798
S	$91	284	493	1,096
S2	$106	331	574	1,271
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio invests primarily in what the sub-adviser (the “Sub-Adviser”) believes to be income-producing equity securities, including common stocks and convertible securities.
In selecting securities for investment, the Sub-Adviser focuses primarily on the security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, under normal market conditions, it is currently expected that the Sub-Adviser will invest a substantial percentage of its assets in large-capitalization issuers. The Portfolio emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. The Sub-Adviser looks for catalysts for change that may positively impact a company. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor,

VY® Invesco Growth and Income Portfolio

such as an improvement in industry conditions or a regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. The Portfolio may invest in real estate-related securities, including real estate investment trusts (“REITs”) and up to 25% of its total assets in securities of foreign (non-U.S.) issuers, which may include depositary receipts. The Portfolio may purchase and sell certain derivative instruments, such as options, futures, options on futures, and forward foreign currency exchange contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management, to gain exposure to certain asset classes, to hedge against adverse movement in foreign currencies and to mitigate risks.
The Portfolio may also invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Portfolio may dispose of a security when, in the opinion of the Sub-Adviser, the security reaches the Sub-Adviser’s estimate of fair value or when the Sub-Adviser identifies a more attractive investment opportunity.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is a possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, the Portfolio’s ability to execute its investment strategy may be limited.
Foreign (Non-U.S.) Investments: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
VY® Invesco Growth and Income Portfolio

Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
VY® Invesco Growth and Income Portfolio

Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
VY® Invesco Growth and Income Portfolio

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	4th Quarter 2020	22.08%
Worst quarter:	1st Quarter 2020	-31.10%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	15.74	9.89	8.44	N/A	2/22/2004
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Value Index(1)(2)%	14.37	8.68	8.49	N/A
Class I %	16.43	10.55	9.10	N/A	4/28/2006
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Value Index(1)(2)%	14.37	8.68	8.49	N/A
Class S %	16.15	10.27	8.83	N/A	10/4/1993
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Value Index(1)(2)%	14.37	8.68	8.49	N/A
Class S2%	15.95	10.11	8.66	N/A	9/9/2002
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Value Index(1)(2)%	14.37	8.68	8.49	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the Russell 1000® Value Index to the Russell 3000® Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the Russell 1000 ® Value Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC

Sub-Adviser
Invesco Advisers, Inc.

Portfolio Managers
Brian Jurkash Co-Lead Portfolio Manager (since 04/15)	Sergio Marcheli Portfolio Manager (since 04/03)
Matthew Titus, CFA Co-Lead Portfolio Manager (since 01/16)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
VY® Invesco Growth and Income Portfolio

Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
VY® Invesco Growth and Income Portfolio

VY® JPMorgan Emerging Markets Equity Portfolio
Investment Objective
The Portfolio seeks capital appreciation.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other expenses, such as fees or expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Investment Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	1.25	1.25	1.25	1.25
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25	0.40
Other Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	1.86	1.26	1.51	1.66
Waivers and Reimbursements[1]	%	(0.07)	(0.07)	(0.07)	(0.07)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.79	1.19	1.44	1.59
1
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.79%, 1.19%, 1.44%, and 1.59% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2026. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. Termination or modification of this obligation requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$182	578	999	2,174
I	$121	393	685	1,516
S	$147	470	817	1,796
S2	$162	517	896	1,960
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers in emerging markets. For purposes of this 80% policy, emerging markets means most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe and Hong Kong. For purposes of this 80% policy, equity securities include, without

VY® JPMorgan Emerging Markets Equity Portfolio

limitation, common stock, preferred stock, convertible securities, depositary receipts, participatory notes or other structured notes, real estate-related securities (including real estate investment trusts (“REITs”)), trust or partnership interests, rights and warrants to buy common stock, privately placed securities, and initial public offerings (“IPOs”).
An issuer in an emerging market is one: that is organized under the laws of, or has a principal place of business in an emerging market; for which the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The Portfolio may also invest to a lesser extent in debt instruments of issuers in countries with emerging markets.
Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps, and other derivatives as tools in the management of the Portfolio’s assets. The Portfolio may use derivatives to hedge various investments and for risk management.
The Portfolio may overweight or underweight countries relative to its benchmark, the MSCI Emerging Markets IndexSM. The Portfolio attempts to emphasize securities that the sub-adviser (the “Sub-Adviser”) believes are undervalued, while underweighting or avoiding securities that appear overvalued. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Portfolio may invest in securities denominated in U.S. dollars, other major reserve currencies (such as the euro, the yen and pound sterling) and currencies of other countries in which it can invest. The Portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements.
The Portfolio may invest in high-yield securities rated below investment grade sometimes referred to as “high-yield securities”, “high-yield bonds”, or “junk bonds”). Below investment grade refers to a rating given by one or more nationally recognized statistical rating organizations (e.g., rated Ba1 or below by Moody’s Ratings, or BB+ or below by S&P Global Ratings or Fitch Ratings, Inc.) or, if unrated, determined by the Portfolio to be of comparable quality. The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.
The Portfolio may also invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”).
Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act.
In managing the Portfolio, the Sub-Adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the research analysts, who make their recommendations based on the security ranking system described below.
Research analysts use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers: (1) expected share price returns on a medium-term forward basis (five year expected returns); and (2) longer-term business growth characteristics and qualitative factors (strategic classifications). As a part of this analysis, research analysts seek to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Portfolio may invest that the research analysts believe are material to the aforementioned two-part analysis. The Sub-Adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Portfolio while the Portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors. In order to encourage creativity, considerable autonomy is given to research analysts at the stock idea generation state of the process.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
VY® JPMorgan Emerging Markets Equity Portfolio

Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Portfolio. In the event of a bank insolvency or failure, the Portfolio may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, the Portfolio might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure. Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Portfolio maintains its cash and cash equivalents, there can be no assurance that the Portfolio would be able to access uninsured funds in a timely manner or at all and the Portfolio may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Portfolio.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments or causing the Portfolio to sell investments at disadvantageous times.
•
Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations. Asset-backed (including mortgage-backed) securities that are not issued by U.S. government agencies may have a greater risk of default because they are not guaranteed by either the U.S. government or an agency or instrumentality of the U.S. government. The credit quality of typical asset-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.
VY® JPMorgan Emerging Markets Equity Portfolio

Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities: Lower-quality securities including securities that are or have fallen below investment grade (commonly referred to as “junk bonds”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
Initial Public Offerings: Investments in IPOs and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that the IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If the Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit
VY® JPMorgan Emerging Markets Equity Portfolio

liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic
VY® JPMorgan Emerging Markets Equity Portfolio

economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of, the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets, and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Preferred Stocks: Preferred stock generally has preference over common stock but is generally subordinate to debt instruments with respect to dividends and liquidation. Preferred stocks are subject to the risks associated with other types of equity securities, as well as greater credit or other risks than senior debt instruments. In addition, preferred stocks are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Repurchase Agreements: In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, are referred to as “restricted securities.” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly-traded securities. The price realized from the sale of these securities could be less
VY® JPMorgan Emerging Markets Equity Portfolio

than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	23.41%
Worst quarter:	1st Quarter 2020	-22.98%
VY® JPMorgan Emerging Markets Equity Portfolio

Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	1.69	-1.12	3.33	N/A	3/23/2006
MSCI ACW IndexSM Ex-U.S.(1)(2)%	5.53	4.10	4.80	N/A
MSCI Emerging Markets IndexSM(1)(2)%	7.50	1.70	3.64	N/A
Class I %	2.30	-0.53	3.95	N/A	12/2/2005
MSCI ACW IndexSM Ex-U.S.(1)(2)%	5.53	4.10	4.80	N/A
MSCI Emerging Markets IndexSM(1)(2)%	7.50	1.70	3.64	N/A
Class S %	2.08	-0.77	3.70	N/A	2/18/1998
MSCI ACW IndexSM Ex-U.S.(1)(2)%	5.53	4.10	4.80	N/A
MSCI Emerging Markets IndexSM(1)(2)%	7.50	1.70	3.64	N/A
Class S2%	1.95	-0.90	3.54	N/A	9/9/2002
MSCI ACW IndexSM Ex-U.S.(1)(2)%	5.53	4.10	4.80	N/A
MSCI Emerging Markets IndexSM(1)(2)%	7.50	1.70	3.64	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the MSCI Emerging Markets IndexSM to the MSCI ACW IndexSM Ex-U.S. in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the MSCI Emerging Markets Index SM as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
Portfolio Management

Investment Adviser
Voya Investments, LLC

Sub-Adviser
J.P. Morgan Investment Management Inc.

Portfolio Managers
John Citron, CFA Portfolio Manager (since 03/25)	Leon Eidelman, CFA Portfolio Manager (since 04/13)
Austin Forey Portfolio Manager (since 04/05)	Amit Mehta, CFA Portfolio Manager (since 04/13)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
VY® JPMorgan Emerging Markets Equity Portfolio

VY® JPMorgan Small Cap Core Equity Portfolio
Investment Objective
The Portfolio seeks capital growth over the long-term.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other expenses, such as fees or expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Investment Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	R6	S	S2
Management Fees	%	0.87	0.87	0.87	0.87	0.87
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	None	0.25	0.40
Other Expenses	%	0.01	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	1.48	0.88	0.88	1.13	1.28
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$151	468	808	1,768
I	$90	281	488	1,084
R6	$90	281	488	1,084
S	$115	359	622	1,375
S2	$130	406	702	1,545
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small-capitalization companies. For purposes of this 80% policy, small-capitalization companies means companies with market capitalizations that fall within the capitalization range of companies within the Russell 2000® Index (the “Index”). For purposes of this 80% policy, equity securities include, without limitation, common stock, preferred stock, convertible securities, depositary receipts, participatory notes or other structured notes, real estate-related securities (including real estate investment trusts (“REITs”)), trust or partnership interests, rights and warrants to buy common stock, privately placed securities, and initial public offerings (“IPOs”).

VY® JPMorgan Small Cap Core Equity Portfolio

The market capitalization of companies within the Index will change with market conditions. As of December 31, 2024, the market capitalization of companies within the Index ranged from $8.2 million to $14.8 billion. Market capitalization is the total market value of a company’s shares.
The Portfolio may also invest up to 20% of its total assets in foreign (non-U.S.) securities. These investments may take the form of depositary receipts. Depositary receipts are receipts issued by a bank or a trust company reflecting ownership of underlying securities issued by foreign companies. The Portfolio may also invest up to 20% of its total assets in convertible securities which generally pay interest or dividends and which can be converted into common or preferred stock.
Although the Portfolio intends to invest primarily in equity securities, under normal circumstances, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use derivatives, including but not limited to, futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management, and to increase the Portfolio’s return.
The Portfolio may also invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The sub-adviser (the “Sub-Adviser”) uses a multi-style approach, under which two separate teams of portfolio managers select assets for the Portfolio in complementary styles. One team employs a fundamental bottom-up investment process. The second team employs a process that combines a proprietary stock ranking system with a fundamental overlay. The sector and stock weightings of the investments selected will vary from weightings of the Index only within limits established by the investment team.
In managing the Portfolio, the Sub-Adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Sub-Adviser looks for quality companies, which appear to be attractively valued and have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong experienced management teams.
As part of its investment process, the Sub-Adviser seeks to assess the impact of environmental, social, and governance (“ESG”) factors on many issuers in the universe in which the Portfolio may invest. The Sub-Adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Portfolio while the Portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Portfolio’s investment objective, exclude specific types of industries or companies or limit the Portfolio’s investable universe. The Portfolio is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
The Sub-Adviser a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the Sub-Adviser believes the security is no longer attractively valued. Investments may also be sold if the Sub-Adviser identifies a stock that it believes offers a better investment opportunity.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Portfolio. In the event of a bank insolvency or failure, the Portfolio may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, the Portfolio might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure. Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Portfolio
VY® JPMorgan Small Cap Core Equity Portfolio

maintains its cash and cash equivalents, there can be no assurance that the Portfolio would be able to access uninsured funds in a timely manner or at all and the Portfolio may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Portfolio.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is a possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, the Portfolio’s ability to execute its investment strategy may be limited.
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Foreign (Non-U.S.) Investments: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Initial Public Offerings: Investments in IPOs and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that the IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies
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may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If the Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action,
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sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Preferred Stocks: Preferred stock generally has preference over common stock but is generally subordinate to debt instruments with respect to dividends and liquidation. Preferred stocks are subject to the risks associated with other types of equity securities, as well as greater credit or other risks than senior debt instruments. In addition, preferred stocks are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Repurchase Agreements: In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, are referred to as “restricted securities.” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly-traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that
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the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Small-Capitalization Company: Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, small size, limited markets and financial resources, narrow product lines, less management depth and more reliance on key personnel. The securities of small-capitalization companies are subject to liquidity risk as they are often traded over-the-counter and may not be traded in volumes typically seen on national securities exchanges.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in expenses between the two classes. If adjusted for such differences, returns would be different.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	4th Quarter 2020	28.52%
Worst quarter:	1st Quarter 2020	-31.28%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	10.38	6.69	7.60	N/A	8/12/2004
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 2000® Index(1)(2)%	11.54	7.40	7.82	N/A
Class I %	11.09	7.33	8.24	N/A	5/6/2004
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 2000® Index(1)(2)%	11.54	7.40	7.82	N/A
Class R6%	11.11	7.33	8.24	N/A	5/3/2016
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 2000® Index(1)(2)%	11.54	7.40	7.82	N/A
VY® JPMorgan Small Cap Core Equity Portfolio

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class S %	10.74	7.07	7.97	N/A	5/1/2002
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 2000® Index(1)(2)%	11.54	7.40	7.82	N/A
Class S2%	10.60	6.89	7.80	N/A	9/9/2002
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 2000® Index(1)(2)%	11.54	7.40	7.82	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the Russell 2000® Index to the Russell 3000® Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the Russell 2000 ® Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC

Sub-Adviser
J.P. Morgan Investment Management Inc.

Portfolio Managers
Wonseok Choi, Ph.D. Portfolio Manager (since 11/19)	Akash Gupta, CFA Portfolio Manager (since 11/19)
Phillip D. Hart, CFA Portfolio Manager (since 11/11)	Robert Ippolito, CFA Portfolio Manager (since 05/23)
Daniel J. Percella, CFA Portfolio Manager (since 05/14)	Don San Jose, CFA Portfolio Manager (since 11/11)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Investment Objective
The Portfolio seeks long-term capital appreciation.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other expenses, such as fees or expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Investment Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	R6	S	S2
Management Fees	%	0.98	0.98	0.98	0.98
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25	0.40
Other Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	1.59	0.99	1.24	1.39
Waivers and Reimbursements[1]	%	(0.03)	(0.03)	(0.03)	(0.03)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.56	0.96	1.21	1.36
1
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to waive 0.026% of the management fee through May 1, 2026. Termination or modification of this obligation requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$159	499	863	1,887
R6	$98	312	544	1,210
S	$123	390	678	1,497
S2	$138	437	758	1,666
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio invests primarily in equity securities of issuers located throughout the world that it believes have, among other things, sustainable competitive advantages, capable management and financial strength. The Portfolio typically invests in issuers of equity securities with a market capitalization greater than $2 billion. The sub-adviser

VY® Morgan Stanley Global Franchise Portfolio

and the sub-sub-adviser (together, the “Sub-Adviser”) emphasize individual stock selection and seeks to identify high quality companies located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in securities of issuers from a number of different countries, including the U.S.
As an integrated part of the investment process, the Sub-Adviser assesses relevant factors material to long-term sustainably high returns on operating capital including environmental, social and governance (“ESG”) factors and seeks to engage with companies as part of this. Subject to the Portfolio’s investment objective the Sub-Adviser retains discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Portfolio’s portfolio, but instead the Sub-Adviser considers material risks or opportunities in any of the ESG areas which could threaten or enhance high returns on operating capital of a company.
The Portfolio may also invest in derivatives for hedging currency and other risks for potential gains. Such derivatives may include forward foreign currency exchange contracts, futures contracts, options, swaps, and structured notes. The Portfolio is non-diversified, which means that it may invest a significant portion of its assets in a single issuer.
The Portfolio may invest in real estate-related securities, including real estate investment trusts (“REITs”).
The Portfolio may also invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Sub-Adviser seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, balance sheet strength, capable management, and that typically return cash to shareholders. The franchise focus of the Portfolio is based on the Sub-Adviser's belief that the company’s intangible assets underlying a strong business franchise (such as brands and networks) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.
The Sub-Adviser relies on its research capabilities, analytical resources, and judgment to identify and monitor franchise businesses meeting its investment criteria. The Sub-Adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of the Portfolio's total assets in a single issuer. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
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Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period.
Issuer Non-Diversification: A non-diversified investment company is subject to the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or
VY® Morgan Stanley Global Franchise Portfolio

long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
VY® Morgan Stanley Global Franchise Portfolio

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses. The Class R6 shares performance shown for the period prior to its inception date is the performance of Class S shares without adjustment for any differences in expenses between the two classes. If adjusted for such differences, returns would be different.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	15.85%
Worst quarter:	1st Quarter 2020	-13.20%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	8.31	7.05	9.49	N/A	12/29/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
MSCI World IndexSM(1)(2)%	18.67	11.17	9.95	N/A
Class R6%	8.88	7.69	10.11	N/A	5/3/2016
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
MSCI World IndexSM(1)(2)%	18.67	11.17	9.95	N/A
Class S %	8.67	7.43	9.87	N/A	5/1/2002
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
MSCI World IndexSM(1)(2)%	18.67	11.17	9.95	N/A
Class S2%	8.43	7.26	9.70	N/A	9/9/2002
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
MSCI World IndexSM(1)(2)%	18.67	11.17	9.95	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the MSCI World IndexSM to the MSCI All Country World Index (“MSCI ACWI”) in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the MSCI World Index SM as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
VY® Morgan Stanley Global Franchise Portfolio

Portfolio Management

Investment Adviser
Voya Investments, LLC

Sub-Adviser
Morgan Stanley Investment Management Inc.

Sub-Sub-Adviser
Morgan Stanley Investment Management Limited

Portfolio Managers
Alex Gabriele Portfolio Manager (since 09/17)	William D. Lock Portfolio Manager (since 06/09)
Bruno Paulson Portfolio Manager (since 05/10)	Richard Perrott Portfolio Manager (since 09/17)
Nic Sochovsky Portfolio Manager (since 05/16)	Marcus Watson Portfolio Manager (since 01/13)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
VY® Morgan Stanley Global Franchise Portfolio

VY® T. Rowe Price Capital Appreciation Portfolio
Investment Objective
The Portfolio seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other expenses, such as fees or expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Investment Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

,m
Class		ADV	I	R6	S	S2
Management Fees	%	0.64	0.64	0.64	0.64	0.64
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	None	0.25	0.40
Other Expenses	%	0.00	0.00	0.00	0.00	0.00
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses[1]	%	1.25	0.65	0.65	0.90	1.05
1
Total Annual Portfolio Operating Expenses may be higher than the Portfolio's ratio of expenses to average net assets shown in the Portfolio's Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$127	397	686	1,511
I	$66	208	362	810
R6	$66	208	362	810
S	$92	287	498	1,108
S2	$107	334	579	1,283
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes: equity securities, debt instruments, and money market instruments. The Portfolio invests at least 50% of its total assets in common stocks. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt (including mortgage-backed and asset-backed securities),

VY® T. Rowe Price Capital Appreciation Portfolio

bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), futures and options, in keeping with the Portfolio's investment objective. The Portfolio may invest up to 25% of its net assets in foreign (non-U.S.) securities. The Portfolio may also invest in shares of affiliated and internally managed money market funds sponsored by T. Rowe Price. There is no limit on the market capitalization of the issuer of the stocks in which the Portfolio invests.
The Portfolio's common stocks generally fall into one of two categories: the larger category is composed of long-term core holdings whose prices when purchased are considered low in terms of company assets, earnings, or other factors; and the smaller category is composed of opportunistic investments whose prices are expected by the sub-adviser or the sub-sub-adviser (together, the “Sub-Adviser”) to rise in the short-term but not necessarily over the long-term.
The Portfolio may invest in bonds, convertible securities, and bank loans for their income, or other features, or to gain additional exposure to a company. Maturity and quality are not necessarily major considerations and there are no limits on the maturities or credit ratings of the debt instruments in which the Portfolio invests. Investments in a company may also be made through negotiated notes or loans, including loan participations and assignments. The Portfolio may purchase debt instruments of any maturity and credit quality. The Sub-Adviser may invest up to 30% of the Portfolio's assets in debt instruments that are rated below investment grade or, if not rated, of equivalent quality (commonly referred to as “junk bonds”). The Portfolio may invest up to 10% of the Portfolio’s assets in mortgage-backed and asset-backed securities. If a security is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the higher rating will be used for purposes of this requirement. The Portfolio may invest up to 15% of its total net assets in Rule 144A securities. The Portfolio may at times invest significantly in certain sectors, including the health care and technology related sectors.
The Portfolio may invest in real estate-related securities, including real estate investment trusts (“REITs”).
The Portfolio may also invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Portfolio may invest in derivative instruments such as futures and options including puts and calls. Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; as a cash management tool; to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.
Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.
The Sub-Adviser works as hard to reduce risk as to maximize gains. In addition, the Sub-Adviser searches for attractive risk/reward values among all types of securities. The portion of the Portfolio’s investment in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Sub-Adviser's ability to find companies that meet valuation criteria rather than its market outlook.
If there are remaining assets available for investment, the Sub-Adviser may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year: (i) shares of affiliated and internally managed money market funds of T. Rowe Price; (ii) U.S. government obligations; (iii) negotiable certificates of deposit, bankers' acceptances, and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iv) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency; (v) repurchase agreements; and (vi) U.S dollar and non-U.S. dollar currencies.
The Sub-Adviser integrates environmental, social, and governance (“ESG”) factors into its investment research process for certain investments. While ESG matters vary widely, the Sub-Adviser generally considers ESG factors such as climate change, resource depletion, labor standards, diversity, human rights issues, and governance structure and practices. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, an ESG analysis may not be relevant or possible due to a lack of data. Where ESG considerations are integrated into the investment research process, the Sub-Adviser focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Portfolio’s portfolio. The Sub-Adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the Portfolio.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
VY® T. Rowe Price Capital Appreciation Portfolio

Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among the asset classes in which the Portfolio invests and in choosing investments within those asset classes. There is a risk that the manager may allocate assets or investments to or within an asset class that underperforms compared to other asset classes or investments. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Portfolio. In the event of a bank insolvency or failure, the Portfolio may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, the Portfolio might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure. Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Portfolio maintains its cash and cash equivalents, there can be no assurance that the Portfolio would be able to access uninsured funds in a timely manner or at all and the Portfolio may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Portfolio.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations. Asset-backed (including mortgage-backed) securities that are not issued by U.S. government agencies may have a greater risk of default because they are not guaranteed by either the U.S. government or an agency or instrumentality of the U.S. government. The credit quality of typical asset-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested
VY® T. Rowe Price Capital Appreciation Portfolio

in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Focused Investing: To the extent that a Portfolio invests a substantial portion of its assets in securities of a particular industry, sector, market segment, or geographic area, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry, sector, market segment, or geographic area in which the Portfolio focuses its investments, and if securities of such industry, sector, market segment, or geographic area fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that has greater diversification.
•
Health Care Sector: Investments in companies involved in the health care sector are strongly affected by worldwide scientific or technological developments. Products sold by companies in the health care sector may rapidly become obsolete and are also often dependent on access to resources and the company’s ability to receive patents from regulatory agencies. Many health care companies also are subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in health care companies include the risk that the economic prospects, and the share prices, of such companies can fluctuate dramatically.
•
Technology Sector: Investments in companies involved in the technology sector are subject to significant competitive pressures, such as aggressive pricing of products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands, and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment, or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many companies involved in the technology sector have limited operating histories, and prices of these companies’ securities historically have been more volatile than those of many other companies’ securities, especially over the short term.
Foreign (Non-U.S.) Investments: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
High-Yield Securities: Lower-quality securities including securities that are or have fallen below investment grade (commonly referred to as “junk bonds”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase
VY® T. Rowe Price Capital Appreciation Portfolio

costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic
VY® T. Rowe Price Capital Appreciation Portfolio

economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of, the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets, and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Repurchase Agreements: In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, are referred to as “restricted securities.” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly-traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that
VY® T. Rowe Price Capital Appreciation Portfolio

the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and additional indices with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in expenses between the two classes. If adjusted for such differences, returns would be different.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	13.50%
Worst quarter:	1st Quarter 2020	-12.08%
VY® T. Rowe Price Capital Appreciation Portfolio

Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	12.11	9.96	9.96	N/A	12/16/2003
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P 500® Index(1)(3)%	25.02	14.53	13.10	N/A
Bloomberg U.S. Government/Credit Index(1)(3)%	1.18	-0.21	1.50	N/A
60% S&P 500® Index; 40% Bloomberg U.S. Government/Credit Index(1)(3)%	15.01	8.71	8.58	N/A
Class I %	12.75	10.62	10.62	N/A	5/2/2003
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P 500® Index(1)(3)%	25.02	14.53	13.10	N/A
Bloomberg U.S. Government/Credit Index(1)(3)%	1.18	-0.21	1.50	N/A
60% S&P 500® Index; 40% Bloomberg U.S. Government/Credit Index(1)(3)%	15.01	8.71	8.58	N/A
Class R6%	12.78	10.63	10.62	N/A	5/3/2016
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P 500® Index(1)(3)%	25.02	14.53	13.10	N/A
Bloomberg U.S. Government/Credit Index(1)(3)%	1.18	-0.21	1.50	N/A
60% S&P 500® Index; 40% Bloomberg U.S. Government/Credit Index(1)(3)%	15.01	8.71	8.58	N/A
Class S %	12.49	10.35	10.34	N/A	1/24/1989
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P 500® Index(1)(3)%	25.02	14.53	13.10	N/A
Bloomberg U.S. Government/Credit Index(1)(3)%	1.18	-0.21	1.50	N/A
60% S&P 500® Index; 40% Bloomberg U.S. Government/Credit Index(1)(3)%	15.01	8.71	8.58	N/A
Class S2%	12.29	10.18	10.18	N/A	9/9/2002
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P 500® Index(1)(3)%	25.02	14.53	13.10	N/A
Bloomberg U.S. Government/Credit Index(1)(3)%	1.18	-0.21	1.50	N/A
60% S&P 500® Index; 40% Bloomberg U.S. Government/Credit Index(1)(3)%	15.01	8.71	8.58	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmarks from the S&P 500® Index and Bloomberg U.S. Government/Credit Index to the MSCI All Country World Country Index (“MSCI ACWI”) and Bloomberg U.S. Aggregate Bond Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the S&P 500 ® Index and Bloomberg U.S. Government/Credit Index as as additional benchmarks that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
(3)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC

Sub-Adviser
T. Rowe Price Associates, Inc.

Sub-Sub-Adviser
T. Rowe Price Investment Management, Inc.

Portfolio Manager
David R. Giroux, CFA Portfolio Manager (since 07/06)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please
VY® T. Rowe Price Capital Appreciation Portfolio

refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
VY® T. Rowe Price Capital Appreciation Portfolio

VY® T. Rowe Price Equity Income Portfolio
Investment Objectives
The Portfolio seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other expenses, such as fees or expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Investment Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.64	0.64	0.64	0.64
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25	0.40
Other Expenses	%	0.00	0.00	0.00	0.00
Total Annual Portfolio Operating Expenses	%	1.24	0.64	0.89	1.04
Waivers and Reimbursements[1]	%	(0.03)	(0.03)	(0.03)	(0.03)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.21	0.61	0.86	1.01
1
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to waive 0.030% of the management fee through May 1, 2026. Termination or modification of this obligation requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$123	390	678	1,497
I	$62	202	354	796
S	$88	281	490	1,093
S2	$103	328	571	1,268
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued.

VY® T. Rowe Price Equity Income Portfolio

While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign (non-U.S.) securities, debt instruments, including high-yield debt instruments commonly referred to as “junk bonds,” and futures and options in keeping with its objectives. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in securities prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the Portfolio’s exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. The Portfolio generally seeks investments in large capitalization companies and the Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the Russell 1000® Value Index (the “Index”). In pursuing its investment objective, the sub-adviser (the “Sub-Adviser”) has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development. The Portfolio may at times invest significantly in certain sectors, including the financials and health care sectors. The Portfolio may also invest in shares of affiliated and internally managed money market funds of T. Rowe Price. The Portfolio may also invest in U.S. and foreign dollar-denominated money market securities and U.S. dollar and non-U.S. dollar currencies.
The Portfolio may invest in real estate-related securities, including real estate investment trusts (“REITs”).
The Portfolio may also invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Sub-Adviser typically employs a “value” approach in selecting investments. The Sub-Adviser's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.
In selecting investments, the Sub-Adviser generally looks for companies, in the aggregate, with one or more of the following: an established operating history; above-average dividend yield relative to the broader equity market; low price/earnings ratio relative to the broader equity market; a sound balance sheet and other positive financial characteristics; and low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.
The Sub-Adviser integrates environmental, social, and governance (“ESG”) factors into its investment research process for certain investments. While ESG matters vary widely, the Sub-Adviser generally considers ESG factors such as climate change, resource depletion, labor standards, diversity, human rights issues, and governance structure and practices. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, an ESG analysis may not be relevant or possible due to a lack of data. Where ESG considerations are integrated into the investment research process, the Sub-Adviser focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Portfolio’s portfolio. The Sub-Adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the Portfolio.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Portfolio. In the event of a bank insolvency or failure, the Portfolio may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, the Portfolio might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure. Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Portfolio maintains its cash and cash equivalents, there can be no assurance that the Portfolio would be able to access uninsured funds in a timely manner or at all and the Portfolio may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Portfolio.
VY® T. Rowe Price Equity Income Portfolio

Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is a possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, the Portfolio’s ability to execute its investment strategy may be limited.
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Focused Investing: To the extent that the Portfolio invests a substantial portion of its assets in securities of a particular industry, sector, market segment, or geographic area, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry, sector, market segment, or geographic area in which the Portfolio focuses its investments, and if securities of such industry, sector, market segment, or geographic area fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that has greater diversification.
•
Financial Services Sector: Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy (including the effects of changes in interest rates), adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.
VY® T. Rowe Price Equity Income Portfolio

•
Health Care Sector: Investments in companies involved in the health care sector are strongly affected by worldwide scientific or technological developments. Products sold by companies in the health care sector may rapidly become obsolete and are also often dependent on access to resources and the company’s ability to receive patents from regulatory agencies. Many health care companies also are subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in health care companies include the risk that the economic prospects, and the share prices, of such companies can fluctuate dramatically.
Foreign (Non-U.S.) Investments: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
High-Yield Securities: Lower-quality securities including securities that are or have fallen below investment grade (commonly referred to as “junk bonds”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
VY® T. Rowe Price Equity Income Portfolio

Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Preferred Stocks: Preferred stock generally has preference over common stock but is generally subordinate to debt instruments with respect to dividends and liquidation. Preferred stocks are subject to the risks associated with other types of equity securities, as well as greater credit or other risks than senior debt instruments. In addition, preferred stocks are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of
VY® T. Rowe Price Equity Income Portfolio

principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Special Situations: A “ special situation ” arises when, in a manager’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations investments often involve much greater risk than is inherent in ordinary investments. Investments in special situation companies may not appreciate and the Portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and additional indices with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
VY® T. Rowe Price Equity Income Portfolio

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	4th Quarter 2020	20.81%
Worst quarter:	1st Quarter 2020	-28.59%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	11.13	7.92	7.79	N/A	1/15/2004
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Value Index(1)(2)%	14.37	8.68	8.49	N/A
S&P 500® Index(1)(2)%	25.02	14.53	13.10	N/A
Class I %	11.75	8.56	8.44	N/A	5/2/2003
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Value Index(1)(2)%	14.37	8.68	8.49	N/A
S&P 500® Index(1)(2)%	25.02	14.53	13.10	N/A
Class S %	11.45	8.28	8.17	N/A	1/24/1989
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Value Index(1)(2)%	14.37	8.68	8.49	N/A
S&P 500® Index(1)(2)%	25.02	14.53	13.10	N/A
Class S2%	11.34	8.14	8.01	N/A	9/9/2002
Russell 3000® Index(1)(2)%	23.81	13.86	12.55	N/A
Russell 1000® Value Index(1)(2)%	14.37	8.68	8.49	N/A
S&P 500® Index(1)(2)%	25.02	14.53	13.10	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the Russell 1000® Value Index to the Russell 3000® Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the Russell 1000 ® Value Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC

Sub-Adviser
T. Rowe Price Associates, Inc.

Portfolio Manager
John Linehan, CFA Portfolio Manager (since 11/15)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
VY® T. Rowe Price Equity Income Portfolio

Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
VY® T. Rowe Price Equity Income Portfolio

KEY PORTFOLIO INFORMATION

This Prospectus contains information about each Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
Each Portfolio's Statement of Additional Information (the “SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from each Portfolio.
Neither this Prospectus, nor the related SAI, nor other communications to shareholders, such as proxy statements, is intended, or should be read, to be or give rise to an agreement or contract between Voya Investors Trust (the “Trust”), the Board of Trustees (the “Board”), or each Portfolio and any investor, or to give rise to any rights to any shareholder or other person other than any rights under U.S. federal or state law.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of a Portfolio. You should be aware that each Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern, as well as other factors. Accordingly, the performance of each Portfolio can be expected to vary from the performance of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in a Portfolio. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”).
Each Portfolio is a series of the Trust, a Massachusetts business trust. Each Portfolio is managed by Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”).
Portfolio shares may be classified into different classes of shares. The classes of shares of a Portfolio would be substantially the same except for different expenses, certain related rights, and certain shareholder services. All share classes of a Portfolio have a common investment objective and investment portfolio.
Fundamental Investment Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. Other policies and investment strategies may be changed without a shareholder vote.
Portfolio Diversification
Each Portfolio's diversification status is outlined in the table below. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer.

Portfolio	Diversified	Non-Diversified
Voya Balanced Income Portfolio	X
Voya Government Liquid Assets Portfolio	X
Voya High Yield Portfolio	X
Voya Inflation Protected Bond Plus Portfolio	X
Voya Large Cap Growth Portfolio		X
Voya Large Cap Value Portfolio	X
Voya Limited Maturity Bond Portfolio	X
Voya U.S. Stock Index Portfolio[1]	X
VY® CBRE Global Real Estate Portfolio	X
VY® CBRE Real Estate Portfolio	X
VY® Invesco Growth and Income Portfolio	X
VY® JPMorgan Emerging Markets Equity Portfolio	X
VY® JPMorgan Small Cap Core Equity Portfolio	X
VY® Morgan Stanley Global Franchise Portfolio		X

KEY PORTFOLIO INFORMATION (continued)

Portfolio	Diversified	Non-Diversified
VY® T. Rowe Price Capital Appreciation Portfolio	X
VY® T. Rowe Price Equity Income Portfolio	X
1
In seeking to track the performance of the Index, the Portfolio may become “non-diversified,” as defined in the 1940 Act, as a result of a change in relative market capitalizations or index weightings of one or more components of the Index.
Investor Diversification
Although each Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate a Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Positions
When the Investment Adviser or a sub-adviser (each, a “Sub-Adviser”) anticipates adverse or unusual market, economic, political, or other conditions, a Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, a Portfolio may make investments believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, higher quality debt instruments, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such defensive position may be utilized.
Percentage and Rating Limitations
Unless otherwise indicated or as required by applicable law or regulation, the percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment. If such a limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets or a change in market capitalization of a company, or any subsequent change in rating, will generally not constitute a violation of that limitation.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
Each Portfolio's fiscal year ends December 31. Shareholders are provided with annual and semi-annual shareholder reports that highlight key information to shareholders. Other information, including financial statements, is available on the Voya funds’ website (https://individuals.voya.com/literature), delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

MORE INFORMATION ABOUT THE PORTFOLIOS

Additional Information About the Investment Objective
Each Portfolio's investment objective is non-fundamental and may be changed by a vote of the Board, without shareholder approval. A Portfolio will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee a Portfolio will achieve its investment objective.
Additional Information About Principal Investment Strategies
For a complete description of each Portfolio's principal investment strategies, please see the Portfolio's summary prospectus or the Portfolio’s summary section in this Prospectus.
Additional Information About 80% Investment Policies Related to Portfolio Names
Each Portfolio listed in the table below has adopted a policy to invest in accordance with the investment focus that the Portfolio’s name suggests (the “80% Investment Policy”). A Portfolio will provide shareholders with at least 60 days' prior notice of any change in its 80% Investment Policy.
For purposes of satisfying its 80% Investment Policy, each Portfolio listed below may also invest in derivatives and other synthetic instruments and other investment companies, including ETFs, as applicable, that provide investment exposure to, or exposure to risk factors associated with, the investment focus that the Portfolio's name suggests.

Portfolio	80% Investment Policy	Additional Information About the 80% Investment Policy
Voya Government Liquid Assets Portfolio
Under normal circumstances, the Portfolio
invests at least 80% of its net assets (plus
the amount of any borrowings for
investment purposes) in government
securities and repurchase agreements that
are collateralized by government securities
(for purposes of this 80% policy,
“Government Liquid Assets”).

For purposes of this 80% policy,
government securities means any security
issued or guaranteed as to principal or
interest by the United States, or by a
person controlled or supervised by and
acting as an agency or instrumentality of
the government of the United States
pursuant to authority granted by the
Congress of the United States; or any
certificate of deposit for any of the
foregoing.

Voya High Yield Portfolio	Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of high-yield bonds.
For purposes of this 80% policy, high-yield
bonds include, without limitation, bonds,
debt instruments, and other fixed income
and income-producing debt instruments,
of any kind, issued or guaranteed by
governmental or private-sector entities
that are rated below investment grade by
one or more NRSROs or, if unrated,
determined by the Portfolio to be of
comparable quality.

Voya Inflation Protected Bond Plus Portfolio
Under normal circumstances, the Portfolio
invests at least 80% of its net assets (plus
the amount of any borrowings for
investment purposes) in inflation-indexed
bonds and other bonds and debt
obligations of any kind.

For purposes of this 80% policy,
inflation-indexed bonds means debt
instruments that are structured to provide
protection against inflation and bonds and
debt obligations of any kind include
bonds, debt instruments, and other fixed
income and income-producing debt
instruments of any kind issued or
guaranteed by governmental or
private-sector entities.

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

Portfolio	80% Investment Policy	Additional Information About the 80% Investment Policy
Voya Large Cap Growth Portfolio
Under normal circumstances, the Portfolio
invests at least 80% of its net assets (plus
the amount of any borrowings for
investment purposes) in investments tied
to large-capitalization growth companies.

For purposes of this 80% policy,
large-capitalization growth companies
means companies with market
capitalizations that fall within the
capitalization range of companies within
the Russell 1000® Growth Index and that
the Portfolio expects to generate capital
appreciation.

Voya Large Cap Value Portfolio
Under normal circumstances, the Portfolio
invests at least 80% of its net assets (plus
the amount of any borrowings for
investment purposes) in investments tied
to large-capitalization value companies.

For purposes of this 80% policy,
large-capitalization value companies
means companies with market
capitalizations that fall within the
capitalization range of companies within
the Russell 1000® Value Index and that
the Portfolio believes are undervalued by
the market, trade for less than their
intrinsic value, or pay dividends.

Voya Limited Maturity Bond Portfolio
Under normal circumstances, the Portfolio
invests at least 80% of its net assets (plus
the amount of any borrowings for
investment purposes) in a diversified
portfolio of bonds that are limited maturity
debt instruments.

For purposes of this 80% policy, bonds
include, without limitation, bonds, debt
instruments, and other fixed income and
income-producing debt instruments, of
any kind, issued or guaranteed by
governmental or private-sector entities.

Voya U.S. Stock Index Portfolio	Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments tied to the S&P 500® Index (the “Index”).
For purposes of this 80% policy,
investments tied to the Index include,
without limitation, equity securities of the
Index; convertible securities that are
convertible into equity securities of
companies included in the Index;
derivatives whose economic returns are,
by design, closely equivalent to the returns
of the Index or its components; and ETFs
that track the Index.

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

Portfolio	80% Investment Policy	Additional Information About the 80% Investment Policy
VY® CBRE Global Real Estate Portfolio
Under normal circumstances, the Portfolio
invests at least 80% of its net assets (plus
the amount of any borrowings for
investment purposes) in investments tied
to companies that are principally engaged
in the real estate industry.

For purposes of this 80% policy, a
company is principally engaged in the real
estate industry if the company: (i) derives
at least 50% of its total revenue or
earnings from owning, operating, leasing,
developing, constructing, financing,
managing, brokering, and/or selling
commercial, industrial, or residential real
estate; or (ii) has at least 50% of its
assets invested in real estate. For
purposes of this 80% policy, companies
principally engaged in the real estate
industry may include, without limitation,
REITs, master limited partnerships, real
estate owners, real estate managers, real
estate brokers, real estate dealers, and
companies with substantial real estate
holdings.

VY® CBRE Real Estate Portfolio
Under normal circumstances, the Portfolio
invests at least 80% of its net assets (plus
the amount of any borrowings for
investment purposes) in investments tied
to companies that are principally engaged
in the real estate industry.

For purposes of this 80% policy, a
company is principally engaged in the real
estate industry if the company: (i) derives
at least 50% of its total revenue or
earnings from owning, operating, leasing,
developing, constructing, financing,
managing, brokering, and/or selling
commercial, industrial, or residential real
estate; or (ii) has at least 50% of its
assets invested in real estate. For
purposes of this 80% policy, companies
principally engaged in the real estate
industry may include, without limitation,
REITs, master limited partnerships, real
estate owners, real estate managers, real
estate brokers, real estate dealers, and
companies with substantial real estate
holdings.

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

Portfolio	80% Investment Policy	Additional Information About the 80% Investment Policy
VY® JPMorgan Emerging Markets Equity Portfolio	Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers in emerging markets.
For purposes of this 80% policy, emerging
markets means most countries in the
world except Australia, Canada, Japan,
New Zealand, the United Kingdom, the
United States, and most of the countries
of western Europe and Hong Kong. For
purposes of this 80% policy, equity
securities include, without limitation,
common stock, preferred stock,
convertible securities, depositary receipts,
participatory notes or other structured
notes, real estate-related securities
(including REITs), trust or partnership
interests, rights and warrants to buy
common stock, privately placed securities,
and IPOs.

VY® JPMorgan Small Cap Core Equity Portfolio	Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small-capitalization companies.
For purposes of this 80% policy,
small-capitalization companies means
companies with market capitalizations
that fall within the capitalization range of
companies within the Russell 2000®
Index. For purposes of this 80% policy,
equity securities include, without
limitation, common stock, preferred stock,
convertible securities, depositary receipts,
participatory notes or other structured
notes, real estate-related securities
(including REITs), trust or partnership
interests, rights and warrants to buy
common stock, privately placed securities,
and IPOs.

VY® T. Rowe Price Equity Income Portfolio
Under normal market conditions, the
Portfolio invests at least 80% of its net
assets (plus borrowings for investment
purposes) in common stocks, with an
emphasis on large-capitalization stocks
that have a strong track record of paying
dividends or that are believed to be
undervalued.
Not applicable.
Additional Information About the Principal Risks
All mutual funds involve risk—some more than others—and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the principal risks associated with certain types of the investments in which a Portfolio may invest and certain of the investment practices that a Portfolio may use. The discussion below expands on the risks included in each Portfolio's summary section of the Prospectus. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Adviser or Sub-Adviser, as the case may be, can decide whether to use them. A Portfolio may invest in these securities or use these techniques as part of its principal investment strategies. However, the Investment Adviser or Sub-Adviser may also use these investment techniques or make investments in securities that are not a part of a Portfolio’s principal investment strategies.
For more information about these and other types of securities and investment techniques that may be used by each Portfolio, see the SAI.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among the asset classes in which a Portfolio invests and in choosing investments within those asset classes. There is a risk that the manager may allocate assets or investments to or within an asset class that underperforms compared to other asset classes or investments. A Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with a Portfolio. In the event of a bank insolvency or failure, a Portfolio may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, a Portfolio might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure. Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where a Portfolio maintains its cash and cash equivalents, there can be no assurance that the Portfolio would be able to access uninsured funds in a timely manner or at all and the Portfolio may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Portfolio.
Borrowing: Borrowing creates leverage, which may increase expenses and increase the impact of a Portfolio’s other risks. Borrowing may exaggerate any increase or decrease in a Portfolio’s net asset value causing a Portfolio to be more volatile than a fund that does not borrow. Borrowing for investment purposes is considered to be speculative and may result in losses to a Portfolio.
Cash/Cash Equivalents: Investments in cash or cash equivalents may lower returns and result in potential lost opportunities to participate in market appreciation which could negatively impact a Portfolio’s performance and ability to achieve its investment objective.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of a Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments or causing the Portfolio to sell investments at disadvantageous times.
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Investing through Bond Connect: Chinese debt instruments trade on the China Interbank Bond Market (the “CIBM”) and may be purchased through a market access program, known as “Bond Connect,” that is designed to, among other things, enable foreign (non-U.S.) investment in the People’s Republic of China. There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in debt instruments in other emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a Portfolio's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio’s investments and returns.

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

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Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, a Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
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Variable Interest Entities: Many Chinese companies use a structure known as a variable interest entity (a “VIE”) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. A Portfolio’s investment exposure to VIEs may pose additional risks because the Portfolio’s investment is not made directly in the VIE (the actual Chinese operating company), but rather in a holding company domiciled outside of China (a “Holding Company”) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than through equity ownership. The VIE (which a Portfolio is restricted from owning under Chinese law) is generally owned by Chinese nationals, and the Holding Company (in which a Portfolio invests) holds only contractual rights (rather than equity ownership) relating to the VIE, typically including a contractual claim on the VIE’s profits. Shares of the Holding Company, in turn, are traded on exchanges outside of China and are available to non-Chinese investors such as a Portfolio. While the VIE structure is a longstanding practice in China, until recently, such arrangements had not been formally recognized under Chinese law. However, in late 2021, the Chinese government signaled its interest in implementing filing requirement rules that would both affirm the legality of VIE structures and regulate them. How these filing requirements will operate in practice, and what will be required for approval, remains unclear. While there is optimism that these actions will reduce uncertainty over Chinese actions on VIEs, there is also caution given how unresolved the process is. Until these rules are finalized, and potentially afterwards depending on how they are implemented, there remains significant uncertainty associated with VIE investments.
There is a risk that the Chinese government may cease to tolerate VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute between the Holding Company investors and the Chinese owners of the VIE, the Holding Company’s contractual claims with respect to the VIE may be unenforceable in China, thus limiting the remedies and rights of Holding Company investors such as a Portfolio. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, a Portfolio, as a foreign investor, may have little or no legal recourse. Such legal uncertainty may be exploited against the interests of the Holding Company investors such as a Portfolio.
A Portfolio will typically have little or no ability to influence the VIE through proxy voting or other means because it is not a VIE owner/shareholder. Foreign (non-U.S.) companies listed on U.S. stock exchanges, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the SEC, the Public Company Accounting Oversight Board, or other U.S. regulators. Any of these risks could reduce the liquidity and value of a Portfolio’s investments in Holding Companies or render them valueless.
Collateralized Loan Obligations and Other Collateralized Obligations: A collateralized loan obligation ( “ CLO ” ) is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. CLOs may incur management fees and administration fees. The risks of investing in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

a Portfolio may invest, and can generally be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment and extension risk, and the risk of default of the underlying asset, among others.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Concentration: To the extent that a Portfolio “concentrates,” as that term is defined in the 1940 Act, its assets in securities of a particular industry or group of industries, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry or group of industries, and if securities of such industry or group of industries fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that is more broadly invested across industries.
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Real Estate Industry: Investments in companies involved in the real estate industry, including real estate investment trusts, may be subject to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war, or other acts that destroy real property. In addition, these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, zoning changes, overbuilding, overall declines in the economy, and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements. Although interest rates have significantly increased since 2022, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt, and other debt instruments). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies, and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs, and other expenses have increased; and rents have declined for many properties.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk. The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying stock because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying stock. Convertible securities may be rated below investment grade and therefore may be subject to greater levels of credit risk and liquidity risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a Portfolio could lose money; such events may also have the effect of reducing a Portfolio's distributable income. There is a risk that a Portfolio may convert a convertible security at an inopportune time, which may decrease the Portfolio’s returns.
Covenant-Lite Loans: Loans in which a Portfolio may invest or to which a Portfolio may gain exposure indirectly through its investments in collateralized debt obligations, CLOs or other types of structured securities may be considered “covenant-lite” loans. Covenant-lite refers to loans which do not incorporate traditional performance-based financial maintenance covenants. Covenant-lite does not refer to a loan’s seniority in a borrower’s capital structure nor to a lack of the benefit from a legal pledge of the borrower’s assets and does not necessarily correlate to the overall credit quality of the borrower. Covenant-lite loans generally do not include terms which allow a lender to take action based on a borrower’s performance relative to its covenants. Such actions may include the ability to renegotiate and/or re-set the credit spread on the loan with a borrower, and even to declare a default or force the borrower into bankruptcy restructuring if certain criteria are breached. Covenant-lite loans typically still provide lenders with other covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition.

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

Accordingly, a Portfolio may have fewer rights against a borrower when it invests in, or has exposure to, covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in, or exposure to, loans with additional or more conventional covenants.
Credit: A Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations. Asset-backed (including mortgage-backed) securities that are not issued by U.S. government agencies may have a greater risk of default because they are not guaranteed by either the U.S. government or an agency or instrumentality of the U.S. government. The credit quality of typical asset-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.
Credit Default Swaps: A Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. As a seller of a credit default swap, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks, and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to different kinds of costs and risks. In addition, credit default swaps expose a Portfolio to the risk of improper valuation.
Currency: To the extent that a Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by the U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the U.S. or abroad.
Deflation: Deflation occurs when prices throughout the economy decline over time — the opposite of inflation. Unless repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, when there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, reference rate, or index. Derivatives include, among other things, swap agreements, options, forward foreign currency exchange contracts, and futures. Certain derivatives in which a Portfolio may invest may be negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying instruments may experience periods of illiquidity which could cause a Portfolio to hold a position it might otherwise sell, or to sell a position it otherwise might hold at an inopportune time or price. A manager might imperfectly judge the direction of the market. For instance, if a derivative

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is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains. The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other jurisdictions outside of the European Union, including the United Kingdom) has implemented or is in the process of implementing similar requirements, which may affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. Because these requirements continue to evolve, their ultimate impact remains unclear. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and, in the meantime, central clearing and related requirements expose a Portfolio to different kinds of costs and risks.
Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is a possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, a Portfolio’s ability to execute its investment strategy may be limited.
Environmental, Social, and Governance (Equity): A Sub-Adviser’s consideration of ESG factors in selecting investments for a Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. A Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of a Portfolio’s assets that will be invested in companies that a Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that a Portfolio will have less exposure to certain companies due to a Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by a Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Environmental, Social, and Governance (Fixed Income): A Sub-Adviser’s consideration of ESG factors in selecting investments for a Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. A Sub-Adviser’s assessment of ESG factors in respect of obligations of an issuer may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of a Portfolio’s assets that will be invested in obligations of issuers that a Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in obligations of issuers that compare favorably to obligations of other issuers on the basis of ESG factors. It is possible that a Portfolio will have less exposure to obligations of certain issuers due to a Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by a Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan (which can include certain bank loans), a Portfolio will experience a reduction in its income and a decline in the market value of such floating rate loan. If a floating rate loan is held by a Portfolio through another financial institution, or the Portfolio relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. Investors in floating rate loans may not be afforded the protections of the anti-fraud provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, because loans may not be considered “securities” under such laws. Additionally, the value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the borrower’s obligations under the loan, and such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Transactions in loans typically settle on a delayed basis and may take longer than 7 days to settle. As a result, a Portfolio may not receive the proceeds from a sale of a floating rate loan for a significant period of time. Delay in the receipts of settlement proceeds may impair the ability of a Portfolio to meet its redemption obligations, and may limit the ability of the Portfolio to repay debt, pay dividends, or to take advantage of new investment opportunities.
Focused Investing: To the extent that a Portfolio invests a substantial portion of its assets in securities of a particular industry, sector, market segment, or geographic area, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting

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issuers in a particular industry, sector, market segment, or geographic area in which the Portfolio focuses its investments, and if securities of such industry, sector, market segment, or geographic area fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that has greater diversification.
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Financial Services Sector: Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy (including the effects of changes in interest rates), adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.
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Health Care Sector: Investments in companies involved in the health care sector are strongly affected by worldwide scientific or technological developments. Products sold by companies in the health care sector may rapidly become obsolete and are also often dependent on access to resources and the company’s ability to receive patents from regulatory agencies. Many health care companies also are subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in health care companies include the risk that the economic prospects, and the share prices, of such companies can fluctuate dramatically.
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Technology Sector: Investments in companies involved in the technology sector are subject to significant competitive pressures, such as aggressive pricing of products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands, and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment, or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many companies involved in the technology sector have limited operating histories, and prices of these companies’ securities historically have been more volatile than those of many other companies’ securities, especially over the short term.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: To the extent a Portfolio invests in securities of issuers in markets outside the U.S., its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social, and economic conditions and limited or ineffectual judicial systems; wars; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting, auditing and financial reporting standards and practices; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses.
Economic or other sanctions imposed on a foreign (non-U.S.) country or issuer by the U.S. or on the U.S. by a foreign (non-U.S.) country, could impair a Portfolio's ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. In addition, foreign withholding or other taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign (non-U.S.) investments. Depositary receipts are subject to risks of foreign (non-U.S.) investments and might not always track the price of the underlying foreign (non-U.S.) security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
The United Kingdom (the “UK”) left the European Union (the “EU”) on January 31, 2020 (commonly known as “Brexit”) and entered into an 11-month transition period during which the UK remained part of the EU single market and customs union. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new Trade and Cooperation Agreement. This agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as before, including in relation to financial services. Consequently, uncertainty remains in certain areas regarding the future UK-EU relationship.

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From January 1, 2021, EU laws ceased to apply in the UK, with many being assimilated into UK law until repealed, replaced, or amended. The UK government has enacted legislation to make substantial amendments to these laws, creating unpredictable consequences for financial markets and investments. Brexit could significantly impact the UK, European, and global macroeconomic conditions, leading to prolonged political, legal, regulatory, tax, and economic uncertainty. This uncertainty may affect opportunities, pricing, availability, and cost of financing, regulation, values, or exit opportunities of companies or assets based in, doing business with, or having significant relationships in the UK or EU.
Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less developed or liquid markets. In certain emerging market countries, governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign (non-U.S.) countries. Investors in foreign (non-U.S.) countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign (non-U.S.) issuers or persons is limited. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Failed settlements can result in losses.
In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a Portfolio’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. A Portfolio may also need to seek other markets in which to transact in such securities, which could increase the Portfolio’s costs.
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they usually invest a high portion of earnings in their business, and they may lack the dividends of value-oriented stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments may lead to sharply falling prices because investors buy growth-oriented stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.
High-Yield Securities: Lower-quality securities including securities that are or have fallen below investment grade (commonly referred to as “junk bonds”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
Index Strategy (Portfolio): The index selected may underperform the overall market. To the extent a Portfolio (or a portion of the Portfolio) seeks to track an index’s performance, the Portfolio will not use defensive positions or attempt to reduce its exposure to poor performing securities in the index. To the extent a Portfolio’s investments track its target index, the Portfolio may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on a

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Portfolio. The correlation between a Portfolio’s performance and index performance may be affected by the Portfolio’s expenses and the timing of purchases and redemptions of the Portfolio’s shares. In addition, a Portfolio’s actual holdings might not match the index and the Portfolio’s effective exposure to index securities at any given time may not precisely correlate.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Initial Public Offerings: Investments in IPOs and companies that have recently gone public have the potential to produce substantial gains for a Portfolio. However, there is no assurance that a Portfolio will have access to profitable IPOs or that the IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When a Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If a Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.
Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that a Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact a Portfolio’s operations and return potential.
Investment Model: A Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for a Portfolio. Proprietary investment models used by a Sub-Adviser to evaluate securities or securities markets are based on the Sub-Adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the proprietary investment models. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.

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Issuer Non-Diversification: A non-diversified investment company is subject to the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are non-diversified may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are diversified and could underperform compared to such funds. Even though classified as non-diversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.
Liquidity: If a security is illiquid, a Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing a Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by a Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of a Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be

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successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolio’s service providers.
Master Limited Partnership: Master Limited Partnerships (“MLPs”) are limited partnerships in which ownership interests are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines. MLP may also invest in other types of investments, including credit-related investments. Investments held by MLPs may be illiquid. Certain MLP units may trade infrequently and in limited volume and may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Investments in MLPs may adversely affect the ability of a Portfolio to qualify for special tax treatment as a regulated investment company.
Mid-Capitalization Company: Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, smaller size, limited markets, and financial resources, narrow product lines, less management depth, and more reliance on key personnel. Consequently, the securities of mid-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Money Market Regulatory: Changes in government regulations may adversely affect the value of a security held by a Portfolio. The SEC has adopted amendments to money market fund regulation that permit the Portfolio to impose discretionary liquidity fees, increase the Portfolio’s daily and weekly liquid asset minimum requirements and eliminate the ability of the Portfolio to temporarily suspend redemptions due to declines in the Portfolio's weekly liquid assets, among other changes. As of the date of this Prospectus, the Board has elected not to subject the Portfolio to such discretionary liquidity fees. These changes may result in reduced yields for money market funds, including the Portfolio, which may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, which may impact the structure and operation or performance of the Portfolio.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of, the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets, and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in market interest rates than shorter-term securities.
These securities may be affected significantly by government regulation, market interest rates, market perception of the creditworthiness of an issuer servicer, and loan-to-value ratio of the underlying assets. During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans, which are loans made to borrowers with weakened credit histories and often have higher default rates. In addition, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties.
Municipal Obligations: The municipal securities market is volatile and can be affected significantly by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Among other risks, investments in municipal securities are subject to the risk that an issuer may delay payment, restructure its debt, or refuse to pay interest or repay principal on its debt. Municipal revenue obligations may be backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private

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activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation, and utilities. Conditions in those sectors may affect the overall municipal securities market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues from the project or asset. If an issuer of a municipal security does not comply with applicable tax requirements for tax-exempt status, interest from the security may become taxable, and the security could decline in value.
Non-Diversification (Index): Depending on the composition of the Index, a Portfolio may at any time, with respect to 75% of a Portfolio’s total assets, invest more than 5% of the value of its total assets in the securities of any one issuer. As a result, a Portfolio would at that time be non-diversified, as defined in the 1940 Act. A non-diversified investment company may invest a greater percentage of its assets in the securities of a single issuer than may a diversified investment company. A non-diversified investment company is subject to the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. A Portfolio may significantly underperform other mutual funds or investments due to the poor performance of relatively few securities, or even a single security, and a Portfolio’s shares may experience significant fluctuations in value.
Option Writing: When a Portfolio writes a covered call option on a security, it assumes the risk that it must sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. In addition, a Portfolio continues to bear the risk of a decline in the value of the underlying security.
When a Portfolio writes an index call option, it assumes the risk that it must pay the purchaser of the option a cash payment equal to any appreciation in the value of the index over the strike price of the call option during the option’s term. While the amount of a Portfolio’s potential loss is offset by the premium received when the option was written, the amount of the loss is theoretically unlimited. When writing a covered call option, a Portfolio may be unable to sell the underlying security during the term of the option, including to take advantage of new investment opportunities. If a covered call option written by a Portfolio expires unexercised, the Portfolio will realize a capital gain equal to the premium received at the time the option was written; however, in return for the premium received, a Portfolio gives up the opportunity to profit from any price increase in the underlying security above the exercise price during the term of the option, and, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline.
There can be no assurances that the option strategy will be effective and that a Portfolio will be able to exercise a transaction at a desirable price and time.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to a Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of a Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which a Portfolio is typically subject.
ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. Additional risks of investments in ETFs include that: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from an exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading of an ETF’s shares. Other investment companies include Holding Company Depositary Receipts (“HOLDRs”). Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.

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Other Investment Companies (Money Market Funds): A money market fund may only invest in other investment companies that qualify as money market funds under Rule 2a-7 of the 1940 Act, and there is a risk that such money market funds may not comply with Rule 2a-7. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a Portfolio. The investment policies of the other investment companies may not be the same as those of a Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which a Portfolio is typically subject.
Portfolio Turnover: A high portfolio turnover rate may increase transaction costs, which may lower a Portfolio’s performance and may increase the likelihood of capital gains distributions.
Preferred Stocks: Preferred stocks represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends, and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Preferred stock includes certain hybrid securities and other types of preferred stock with different features from those of traditional preferred stock described above. Preferred stocks that are hybrid securities possess various features of both debt and traditional preferred stock and as such, they may constitute senior debt, junior debt, or preferred shares in an issuer’s capital structure. Therefore, unlike traditional preferred stock, hybrid securities may not be subordinate to a company’s debt instruments.
Preferred stock may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Portfolio. Preferred stock generally does not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time. Preferred stock may be less liquid than other securities. As a result, preferred stock is subject to the risk that they may be unable to be sold at the time desired by a Portfolio or at prices approximating the values at which the Portfolio is carrying the stock on its books. In addition, over longer periods of time, certain types of preferred stock may become more scarce or less liquid as a result of legislative changes. Such events may negatively affect the prices of stock held by a Portfolio, which may result in losses to the Portfolio. In addition, an issuer of preferred stock may redeem the stock prior to a specified date, which may occur due to changes in tax or securities laws or corporate actions. A redemption by the issuer may negatively impact the return of the preferred stock.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, a Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject a Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. Some REITs may invest in a limited number

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of properties, in a narrow geographic area or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, market interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. A Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Repurchase Agreements: In the event that the other party to a repurchase agreement defaults on its obligations, a Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or a Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if a Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, are referred to as “restricted securities.” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly-traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, a Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that a Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing a Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of a Portfolio’s other risks.
A Portfolio seeks to minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity. In the event of a borrower default, a Portfolio will be protected to the extent the Portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. A Portfolio is protected by its securities lending agent, which has agreed to indemnify the Portfolio from losses resulting from borrower default.
Small-Capitalization Company: Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, small size, limited markets and financial resources, narrow product lines, less management depth and more reliance on key personnel. The securities of small-capitalization companies are subject to liquidity risk as they are often traded over-the-counter and may not be traded in volumes typically seen on national securities exchanges.
Sovereign Debt: Sovereign debt is issued or guaranteed by foreign (non-U.S.) government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting amounts owed on sovereign debt, such as bankruptcy proceedings, that a government does not pay.

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

Special Situations: A “ special situation ” arises when, in a manager’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations investments often involve much greater risk than is inherent in ordinary investments. Investments in special situation companies may not appreciate and a Portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.
Structured Notes: Structured notes are investments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices, or other financial indicators (each, a “reference instrument”). Structured notes may entail a greater degree of market risk than other types of debt instruments because the investor also bears the risk of the reference instrument. Structured notes may be more volatile, less liquid, and more difficult to accurately price than less complex securities and other types of debt instruments. In addition, structured notes are subject to other risks, including interest rate risk, credit risk, and liquidity risk.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills, and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Other U.S. government securities are backed solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government and, therefore, involve greater risk. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. The impact of greater governmental scrutiny into the operations of certain agencies and government-sponsored enterprises may adversely affect the value of securities issued by these entities. U.S. government securities may be subject to price declines due to changing market interest rates. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a Portfolio that holds securities of the entity will be adversely impacted. There is no assurance that the U.S. Congress will act to raise the debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities a Portfolio holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
When-Issued, Delayed Delivery, and Forward Commitment Transactions: When-issued, delayed delivery, and forward commitment transactions involve the risk that the security a Portfolio buys will lose value prior to its delivery. These transactions may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing a Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of a Portfolio’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

Zero-Coupon Bonds and Payment-in-Kind Securities: Zero-coupon bonds and payment-in-kind securities may be subject to greater fluctuations in price due to market interest rate changes than conventional interest-bearing securities. A Portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency, resulting in a loss.
Further Information About Principal Risks
The following provides additional information about certain aspects of the principal risks described above.
Counterparty: The entity with which a Portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, the Portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions or when a Portfolio conducts business with a limited number of counterparties.
Duration: One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond’s price to market interest rate movements and is one of the tools used by a portfolio manager in selecting debt instruments. Duration measures the average life of a bond on a present value basis by incorporating into one measure a bond’s yield, coupons, final maturity and call features. As a point of reference, the duration of a non-callable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a non-callable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in market interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 5 years would be expected to fall approximately 5% if market interest rates rose by 1%. Conversely, the price of a bond with an average duration of 5 years would be expected to rise approximately 5% if market interest rates dropped by 1%.
Inflation: Inflation risk is the risk that the value of assets or income from a Portfolio's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the value of a Portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors and a Portfolio's investments may not keep pace with inflation, which may result in losses to the Portfolio’s investors or adversely affect the value of shareholders' investments in the Portfolio.
Investment by Other Funds: Certain funds-of-funds, including some Voya funds, may invest in a Portfolio. If investments by these other funds result in large inflows or outflows of cash from a Portfolio, a Portfolio could be required to sell securities or invest cash at times, or in ways, that could, among other things, negatively impact its performance, speed the realization of capital gains, increase its portfolio turnover, affect the liquidity of its portfolio, or increase transaction costs. The manager will monitor transactions by such funds-of-funds and will attempt to minimize any adverse effects these transactions may have on a Portfolio. If shares of a Portfolio are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act or Rule 12d1-4 thereunder and the Portfolio purchases shares of other investment companies in reliance on Rule 12d1-4, the Portfolio will not be able to make new investments in other funds, including private funds, if, as a result of such investment, more than 10% of the Portfolio’s assets would be invested in other funds or private funds, subject to certain exceptions.
Leverage: Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities, short sales, and the use of when-issued, delayed delivery or forward commitment transactions. The use of certain derivatives may also increase leveraging risk and, in some cases, adverse changes in the value or level of a derivative’s underlying asset, rate, or index may result in potentially unlimited losses. The use of leverage may exaggerate any increase or decrease in the net asset value, causing a Portfolio to be more volatile than if the Portfolio had not been leveraged. The use of leverage may increase expenses and increase the impact of a Portfolio’s other risks. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. There can be no guarantee that a leveraging strategy will be successful.

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

Manager: A Portfolio is subject to manager risk because it is an actively managed investment portfolio. The Investment Adviser, a Sub-Adviser, or each individual portfolio manager will make judgments and apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions will produce the desired results. A Portfolio’s portfolio may fail to produce the intended results, and a Portfolio’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different applications by different managers. One manager’s value approach may be different from that of another, and one manager’s growth approach may be different from that of another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
Operational: A Portfolio, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Portfolio and its shareholders, despite the efforts of a Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. Cyber-attacks, disruptions, or failures that affect a Portfolio’s service providers, counterparties, market participants, or issuers of securities held by a Portfolio may adversely affect a Portfolio and its shareholders, including by causing losses or impairing the Portfolio’s operations. Information relating to a Portfolio’s investments has been and will in the future be delivered electronically, which can give rise to a number of risks, including, but not limited to, the risks that such communications may not be secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient.

PORTFOLIO HOLDINGS INFORMATION

A description of each Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the SAI. Portfolio holdings information can be reviewed online at https://individuals.voya.com/product/variable-portfolio/prospectuses-reports.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser
Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, each Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
Voya Investments' principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
Management Fee
The Investment Adviser receives an annual fee for its services to each Portfolio. The fee is payable in monthly installments based on the average daily net assets of each Portfolio.
The Investment Adviser is responsible for all of its own costs, including costs of the personnel required to carry out its duties.
The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of the Portfolio’s average daily net assets.

Management Fees
Voya Balanced Income Portfolio	0.55%
Voya Government Liquid Assets Portfolio	0.28%
Voya High Yield Portfolio	0.49%
Voya Inflation Protected Bond Plus Portfolio	0.55%
Voya Large Cap Growth Portfolio	0.65%
Voya Large Cap Value Portfolio	0.74%
Voya Limited Maturity Bond Portfolio	0.28%
Voya U.S. Stock Index Portfolio	0.26%
VY® CBRE Global Real Estate Portfolio	0.90%
VY® CBRE Real Estate Portfolio	0.85%
VY® Invesco Growth and Income Portfolio	0.64%
VY® JPMorgan Emerging Markets Equity Portfolio	1.25%
VY® JPMorgan Small Cap Core Equity Portfolio	0.87%
VY® Morgan Stanley Global Franchise Portfolio	0.98%
VY® T. Rowe Price Capital Appreciation Portfolio	0.64%
VY® T. Rowe Price Equity Income Portfolio	0.64%
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ annual financial statements and other information filed on Form N-CSR which covers the one-year period ended December 31, 2024.
Expense Limitation Agreement - Voya Government Liquid Assets Portfolio
The distributor and the Investment Adviser have contractually agreed to waive a portion of their management fees and distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. When distribution fees are reduced, dealer compensation may be reduced to the same extent. Management fees waived and expenses reimbursed by the Investment Adviser are subject to possible recoupment by the Investment Adviser within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. Distribution and servicing fees waived are subject to recoupment. This arrangement will continue through at least May 1, 2026.

MANAGEMENT OF THE PORTFOLIOS (continued)

Sub-Advisers
The Investment Adviser has engaged one or more sub-advisers to provide the day-to-day management of each Portfolio's portfolio. One of these sub-advisers is an affiliate of the Investment Adviser.
The Investment Adviser acts as a “manager-of-managers” for each Portfolio. The Investment Adviser has ultimate responsibility, subject to the oversight of each Portfolio’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. Each Portfolio and the Investment Adviser have received exemptive relief from the SEC which permits the Investment Adviser, with the approval of the Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Investment Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Adviser or of another company that indirectly or directly wholly owns the Investment Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Investment Adviser delegates to the Sub-Adviser(s) of each Portfolio the responsibility for day-to-day investment management, subject to the Investment Adviser’s oversight. The Investment Adviser is responsible for, among other things, monitoring the investment program and performance of the Sub-Adviser(s). Pursuant to the exemptive relief, the Investment Adviser, with the approval of the Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate a Portfolio’s assets among other sub-advisers.
The Investment Adviser’s selection of sub-advisers presents conflicts of interest. The Investment Adviser will have an economic incentive to select sub-advisers that charge the lowest sub-advisory fees, to select sub-advisers affiliated with it, or to manage a portion of a Portfolio itself. The Investment Adviser may retain an affiliated sub-adviser (or delay terminating an affiliated sub-adviser) in order to help that sub-adviser achieve or maintain scale in an investment strategy or increase its assets under management. The Investment Adviser may select or retain an affiliated sub-adviser even in cases where another potential sub-adviser or an existing sub-adviser might charge a lower fee or have more favorable historical investment performance.
In the event that the Investment Adviser exercises its discretion to replace a sub-adviser or appoint a new sub-adviser, a Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The replacement of an existing sub-adviser or appointment of a new sub-adviser may be accompanied by a change to a Portfolio’s name and/or investment strategies.
A sub-advisory agreement can be terminated by the Investment Adviser, a Portfolio’s Board, or a Sub-Adviser, provided that the conditions of such termination, as set forth in the agreement, are met. In addition, a sub-advisory agreement may be terminated by a Portfolio’s shareholders. In the event a sub-advisory agreement is terminated, the Sub-Adviser(s) may be replaced, subject to any regulatory requirements, or the Investment Adviser may assume day-to-day investment management of a Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by each Portfolio’s shareholders.
CBRE Investment Management Listed Real Assets, LLC
CBRE Investment Management Listed Real Assets, LLC (“CBRE” or the “Sub-Adviser”), whose predecessor firm was founded in 1969, is a Delaware limited liability company and is registered with the SEC as an investment adviser. CBRE provides investment advice to institutional client accounts and is a unit of CBRE Investment Management, the independently-operated real estate investment management business of CBRE Group, Inc., a Fortune 500 and S&P 500® company headquartered in Los Angeles, California. CBRE’s principal business address is 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087.
Invesco Advisers, Inc.
Invesco Advisers, Inc. (“Invesco” or the “Sub-Adviser”) is a registered investment adviser and is an indirect, wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Invesco’s principal business address is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309.

MANAGEMENT OF THE PORTFOLIOS (continued)

J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Inc. (“JPMorgan” or the “Sub-Adviser”) is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. JPMorgan’s principal business address is 383 Madison Avenue, New York, New York 10179.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Inc. (“MSIM Inc.”) is a registered investment adviser and is a direct subsidiary of Morgan Stanley. MSIM Inc.’s principal business address is 1585 Broadway, New York, New York 10019.
For VY® Morgan Stanley Global Franchise Portfolio, MSIM Inc. has entered into a sub-sub-advisory agreement whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Limited (“MSIM Limited” or, together with MSIM Inc., the “Sub-Adviser”), as sub-sub-adviser to the Portfolio. MSIM Limited is an affiliate of MSIM Inc.. MSIM Limited’s principal business address is 25 Cabot Square, Canary Wharf, London, E14 4QA, England.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc. (“T. Rowe Price”) was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. T. Rowe Price’s principal business address is 1307 Point Street, Baltimore, Maryland 21231.
For VY® T. Rowe Price Capital Appreciation Portfolio, T. Rowe Price has entered into a sub-sub-advisory agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price Investment Management, Inc. (“T. Rowe Price IM” or, together with T. Rowe Price, the “Sub-Adviser”) as sub-sub-adviser to the Portfolio. T. Rowe Price IM is an affiliate of T. Rowe Price.
Voya Investment Management Co. LLC
Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM has acted as an investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. Voya IM's principal business address is 200 Park Avenue, New York, New York 10169.
Portfolio Management
The following individuals are jointly and primarily responsible for the day-to-day management of the noted Portfolios.

Portfolio Manager	Investment Adviser or Sub-Adviser	Portfolio	Professional Experience
Sean Banai, CFA	Voya IM	Voya Inflation Protected Bond Plus Portfolio Voya Limited Maturity Bond Portfolio
Mr. Banai, Portfolio Manager and head of portfolio
management for the fixed-income platform, joined
Voya IM in 1999. Previously, he was a senior
portfolio manager and head of quantitative research
for proprietary fixed-income. Prior to that, Mr. Banai
was a partner in a private sector company.

MANAGEMENT OF THE PORTFOLIOS (continued)

Portfolio Manager	Investment Adviser or Sub-Adviser	Portfolio	Professional Experience
Mohamed Basma, CFA	Voya IM	Voya High Yield Portfolio
Mr. Basma, Portfolio Manager, Managing Director,
and head of leveraged credit at Voya IM also chairs
the leveraged credit investment committee. Mr.
Basma is currently a member of the board of
directors of the Loan Syndications and Trading
Association. Previously at Voya IM, he served as
head of senior loans and global CLOs for leveraged
credit where he was responsible for all aspects of
the team's senior loan and global CLO business and
the team's CLO investing strategies. Prior to that, Mr.
Basma was a senior auditor and consultant in the
audit and business advisory group with Arthur
Andersen, LLP where he was responsible for
executing corporate audits and financial consulting
engagements.

Mark Buccigross	Voya IM	Voya U.S. Stock Index Portfolio
Mr. Buccigross, Portfolio Manager, is on the
quantitative equity team at Voya IM. Prior to joining
Voya IM, he worked as an equity trader at State
Street Global Advisors, where he was responsible for
supporting U.S., Canada, and emerging market
portfolio managers across fundamental active,
active quantitative, and passive strategies. Prior to
that, Mr. Buccigross held a similar position at GE
Asset Management.

Wonseok Choi, Ph.D.	JPMorgan	VY® JPMorgan Small Cap Core Equity Portfolio
Dr. Choi, Managing Director, is a portfolio manager
and the head of quantitative research for the U.S.
Disciplined Core Equity Group. An employee since
2006, he is responsible for conducting quantitative
research on proprietary models utilized in portfolio
management. Prior to joining JPMorgan, Dr. Choi
worked as a research manager at Arrowstreet
Capital, L.P., where he was involved in developing
and enhancing the firm’s forecasting, risk, and
transaction-cost models.

John Citron, CFA	JPMorgan	VY® JPMorgan Emerging Markets Equity Portfolio
Mr. Citron, executive director, is a portfolio manager
within the Emerging Markets and Asia Pacific
(“EMAP”) Equities team based in London. An
employee since 2009, he previously worked as a
research analyst on the EMAP team, responsible for
technology and industrial sectors, and before that
as a research analyst within the European Equities
Research team, responsible for the capital goods,
aerospace and defense.

MANAGEMENT OF THE PORTFOLIOS (continued)

Portfolio Manager	Investment Adviser or Sub-Adviser	Portfolio	Professional Experience
Vincent Costa, CFA	Voya IM	Voya Large Cap Value Portfolio
Mr. Costa, Portfolio Manager, also serves as head of
the global equities team and as portfolio manager
for the active quantitative strategies and the U.S.
large cap value portfolios. Mr. Costa joined Voya IM
in 2006 as head of portfolio management for
quantitative equity. Prior to that, Mr. Costa managed
quantitative equity investments at both Merrill Lynch
Investment Management and Bankers Trust
Company.

James Dorment, CFA	Voya IM	Voya Large Cap Value Portfolio	Mr. Dorment, Portfolio Manager, serves on Voya IM’s global equity team for the large-cap value strategies. Mr. Dorment joined Voya IM as an analyst covering the consumer sectors in 2008.
Leon Eidelman, CFA	JPMorgan	VY® JPMorgan Emerging Markets Equity Portfolio	Mr. Eidelman, Portfolio Manager and Managing Director, has been with JPMorgan since 2002 and is responsible for global emerging markets portfolios.
Kristy Finnegan, CFA	Voya IM	Voya Large Cap Growth Portfolio
Ms. Finnegan, Portfolio Manager of Voya IM’s large
cap growth and mid cap growth strategies, joined
Voya IM in 2001. Previously, she served as a
portfolio manager and analyst for Voya IM’s large
cap value strategies. Prior to that, Ms. Finnegan was
an investment banking analyst at SunTrust Equitable
Securities where she focused on deals primarily in
the education and health care sectors.

Austin Forey	JPMorgan	VY® JPMorgan Emerging Markets Equity Portfolio
Mr. Forey, Portfolio Manager and Managing Director,
has been at JPMorgan (or one of its predecessors)
since 1988 and is responsible for global emerging
markets portfolios, a role he has fulfilled since
1994.

Alex Gabriele	MSIM Limited	VY® Morgan Stanley Global Franchise Portfolio	Mr. Gabriele, Managing Director, has been associated with MSIM Limited in an investment capacity since 2012.
David R. Giroux, CFA	T. Rowe Price IM	VY® T. Rowe Price Capital Appreciation Portfolio
Mr. Giroux, Vice President, joined T. Rowe Price in
1998 and jointed T. Rowe Price IM in March 2022
and has served as portfolio manager and chairman
of the T. Rowe Price Capital Appreciation Fund since
2006. He is the chief investment officer for U.S.
Equity Multi-Discipline and is a portfolio manager in
the U.S. Equity Division and co-chair of the Asset
Allocation Committee.

David Goodson	Voya IM	Voya Limited Maturity Bond Portfolio
Mr. Goodson, Senior Portfolio Manager for
mortgage-backed securities and asset-backed
securities strategies, is head of securitized
fixed-income at Voya IM. Prior to joining Voya IM in
2002, he was a principal at an independent
investment bank focused on asset-backed
commercial paper transactions. Mr. Goodson began
his career as a vice-president in Wachovia
Securities’ asset-backed finance group, marketing
and executing securitizations for the bank’s
corporate clients.

MANAGEMENT OF THE PORTFOLIOS (continued)

Portfolio Manager	Investment Adviser or Sub-Adviser	Portfolio	Professional Experience
Akash Gupta, CFA	JPMorgan	VY® JPMorgan Small Cap Core Equity Portfolio
Mr. Gupta, Executive Director, is a portfolio manager
and analyst within the U.S. Core Equity Small and
Mid Cap Team, of which he has been a member
since 2008. An employee since 2004, Mr. Gupta
previously spent over three years in the sell-side
Equity Research Group, focusing on the electronics
manufacturing supply chain sector.

Phillip D. Hart, CFA	JPMorgan	VY® JPMorgan Small Cap Core Equity Portfolio
Mr. Hart, Managing Director, is a portfolio manager
and the head of the U.S. Core Equity Small and Mid
Cap Team. An employee since 2003, his
responsibilities include managing small and mid
cap assets for the past 20 years and his
responsibilities include managing all of the team's
strategies. Previously, he has held roles as both a
fundamental and quantitative research analyst in
addition to helping with daily implementation and
maintenance of portfolios.

Robert Ippolito, CFA	JPMorgan	VY® JPMorgan Small Cap Core Equity Portfolio
Mr. Ippolito, Executive Director, is a portfolio
manager in the U.S. Core Equity Small and Mid Cap
Group. An employee since 2009, Mr. Ippolito was
previously an investment analyst at Fifth Street
Management LLC.

Brian Jurkash	Invesco	VY® Invesco Growth and Income Portfolio	Mr. Jurkash, Co-Lead Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000.
John Linehan, CFA	T. Rowe Price	VY® T. Rowe Price Equity Income Portfolio
Mr. Linehan, Vice President, joined T. Rowe Price in
1998 and serves as chief investment officer of U.S.
Equity and portfolio manager and chairman of the T.
Rowe Price Equity Income Fund. He is a member of
the firm’s U.S. Equity Steering, Equity Brokerage and
Trading Control, and Counterparty Risk Committees.

William D. Lock	MSIM Limited	VY® Morgan Stanley Global Franchise Portfolio	Mr. Lock, Managing Director, has been associated with MSIM Limited in an investment capacity since 1994.
Sergio Marcheli	Invesco	VY® Invesco Growth and Income Portfolio	Mr. Marcheli, Portfolio Manager, joined Invesco in 2010. Prior to that, he was with Van Kampen Asset Management since 2002.
Amit Mehta, CFA	JPMorgan	VY® JPMorgan Emerging Markets Equity Portfolio
Mr. Mehta, Portfolio Manager and Managing
Director, has been with JPMorgan since 2011. Prior
to joining JPMorgan, he worked at Prusik Investment
Management (2009-2011) and Atlantis Investment
Management (2007-2009) where he was an Asian
equities analyst and portfolio manager. Prior to that,
Mr. Mehta was a global emerging markets analyst at
Aviva Investors (2004-2007).

Jonathan D. Miniman, CFA	CBRE	VY® CBRE Real Estate Portfolio	Mr. Miniman, Portfolio Manager, joined CBRE in 2002.

MANAGEMENT OF THE PORTFOLIOS (continued)

Portfolio Manager	Investment Adviser or Sub-Adviser	Portfolio	Professional Experience
Justin Montminy, CFA	Voya IM	Voya Balanced Income Portfolio
Justin Montminy, Portfolio Manager for the closed
end equity funds and a quantitative analyst on the
quantitative equity team at Voya IM. Prior to joining
Voya IM, he was a treasury associate with Citadel
LLC, focusing on repo financing and cash
management.

Randall Parrish, CFA	Voya IM	Voya High Yield Portfolio Voya Limited Maturity Bond Portfolio
Mr. Parrish is a managing director and head of
public credit at Voya IM, overseeing the investment
grade, emerging market and leveraged credit teams.
Previously at Voya IM, he was head of high yield and
served as a portfolio manager and analyst on the
high yield team. Prior to joining Voya IM, Mr. Parrish
was a corporate banker in leveraged finance with
SunTrust Bank and predecessors to Bank of
America.

Bruno Paulson	MSIM Limited	VY® Morgan Stanley Global Franchise Portfolio	Mr. Paulson, Managing Director, has been associated with MSIM Limited in an investment capacity since 2009.
Daniel J. Percella, CFA	JPMorgan	VY® JPMorgan Small Cap Core Equity Portfolio
Mr. Percella, Managing Director, is a research
analyst and portfolio manager within the U.S. Equity
Group. An employee since 2008, he is a research
analyst and co-portfolio manager for the J.P. Morgan
Small Cap Active Core, U.S. Smaller Companies, and
SMID Cap Core Strategies. Prior to joining
JPMorgan, Mr. Percella was a member of
Institutional Investor-ranked equity research teams
covering the transportation sector at Bear Stearns,
Bank of America, and Citigroup.

Richard Perrott	MSIM Limited	VY® Morgan Stanley Global Franchise Portfolio	Mr. Perrott, Executive Director, has been associated with MSIM Limited in an investment capacity since 2015.
Christopher S. Reich, CFA	CBRE	VY® CBRE Global Real Estate Portfolio	Mr. Reich, Global Portfolio Manager and Head of Quantitative Investment Research, joined CBRE in 1999.
Barbara Reinhard, CFA	Voya IM	Voya Balanced Income Portfolio
Ms. Reinhard, Portfolio Manager, joined Voya IM in
2016 and is the head of asset allocation for
Multi-Asset Strategies and Solutions (“MASS”). She
is responsible for strategic and tactical asset
allocation decisions for the MASS team’s
multi-asset strategies. Prior to joining Voya IM, Ms.
Reinhard was the chief investment officer for Credit
Suisse Private Bank in the Americas (2011-2016)
where she managed discretionary multi-asset
portfolios, was a member of the global asset
allocation committee, and the pension investment
committee. Prior to that, she spent 20 years at
Morgan Stanley.

MANAGEMENT OF THE PORTFOLIOS (continued)

Portfolio Manager	Investment Adviser or Sub-Adviser	Portfolio	Professional Experience
Don San Jose, CFA	JPMorgan	VY® JPMorgan Small Cap Core Equity Portfolio
Mr. San Jose, Managing Director, Chief Investment
Officer of the U.S. Value Team, and a portfolio
manager within the U.S. Equity Group, joined
JPMorgan in 2000. He is responsible for managing
the J.P. Morgan Small Cap Active Core, U.S. Smaller
Companies, and SMID Cap Core Strategies.
Previously, Mr. San Jose was an analyst in the
JPMorgan Securities’ equity research department
covering capital goods companies. Prior to that, he
was an equity research associate at ING Baring
Furman Selz.

Anuranjan Sharma	Voya IM	Voya Inflation Protected Bond Plus Portfolio
Mr. Sharma, Portfolio Manager and macro strategist
at Voya IM, previously was a senior research analyst
at Oppenheimer Funds, where he was responsible
for emerging market and macro overlay for their
multisector fund and worked on international debt
and emerging local funds. Prior to that, Mr. Sharma
held roles at Voya IM in asset allocation and fixed
income where he focused on global rates, foreign
exchange, and business cycle analysis for
developed and emerging markets.

Joseph P. Smith, CFA	CBRE	VY® CBRE Global Real Estate Portfolio VY® CBRE Real Estate Portfolio	Mr. Smith, President and Chief Investment Officer – Listed Real Assets, joined CBRE in 1997.
Nic Sochovsky	MSIM Limited	VY® Morgan Stanley Global Franchise Portfolio	Mr. Sochovsky, Managing Director, has been associated with MSIM Limited in an investment capacity since 2015.
Brian Timberlake, Ph.D., CFA	Voya IM	Voya Balanced Income Portfolio Voya Inflation Protected Bond Plus Portfolio	Dr. Timberlake, Portfolio Manager and Head of Fixed Income Research, joined Voya IM in 2003. Previously at Voya IM, he was Head of Quantitative Research and before that, a Senior Quantitative Analyst.
Matthew Titus, CFA	Invesco	VY® Invesco Growth and Income Portfolio	Mr. Titus, Co-Lead Portfolio Manager, joined Invesco in 2016. Prior to that, he was with American Century Investments (2004-2016).
Leigh Todd, CFA	Voya IM	Voya Balanced Income Portfolio Voya Large Cap Growth Portfolio
Ms. Todd, Portfolio Manager of Voya IM's large cap
growth and mid cap growth strategies, joined Voya
IM in 2021. Prior to that, she served as a portfolio
manager and senior research analyst at Mellon and
was a portfolio manager at State Street Global
Advisors.

Gregory Wachsman, CFA	Voya IM	Voya Large Cap Value Portfolio
Mr. Wachsman, Portfolio Manager and equity
analyst, joined Voya IM in 2017 and serves on Voya
IM's value team where he covers the financials
sector. Prior to joining Voya IM, he was an equity
analyst covering U.S. banks, brokers, specialty
finance, and exchanges at Lord Abbett & Co.
(2010-2017).

Marcus Watson	MSIM Limited	VY® Morgan Stanley Global Franchise Portfolio	Mr. Watson, Managing Director, has been associated with MSIM Limited in an investment capacity since 2008.

MANAGEMENT OF THE PORTFOLIOS (continued)

Portfolio Manager	Investment Adviser or Sub-Adviser	Portfolio	Professional Experience
Kenneth S. Weinberg, CFA	CBRE	VY® CBRE Global Real Estate Portfolio VY® CBRE Real Estate Portfolio	Mr. Weinberg, Global Portfolio Manager, joined CBRE in 2004.
Kai Yee Wong	Voya IM	Voya U.S. Stock Index Portfolio
Ms. Wong, Portfolio Manager, joined Voya IM in 2012
and is responsible for the portfolio management of
the index, active quantitative, and smart beta
strategies. Prior to that, she worked as a senior
equity portfolio manager at Northern Trust
(2003-2009) where she was responsible for
managing various global indices, including
developed, emerging, real estate, Topix, and socially
responsible benchmarks.

David S. Yealy	Voya IM	Voya Government Liquid Assets Portfolio
Mr. Yealy, Portfolio Manager, joined Voya IM in 2004.
Prior to that, he was a managing director with Trusco
Capital Management (1991-2004) where he
managed over $9 billion of assets and was
instrumental in the development and marketing of
that firm’s cash management business.

Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and the securities each portfolio manager owns in the Portfolio(s) the portfolio manager manages.
Distributor
Voya Investments Distributor, LLC (the “Distributor”), a Delaware limited liability company, is the principal underwriter and distributor of each Portfolio. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. See “Principal Underwriter” in the SAI.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
Contractual Arrangements
Each Portfolio has contractual arrangements with various service providers, which may include, among others, investment advisers, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to each Portfolio. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of a Portfolio. This paragraph is not intended to limit any rights granted to shareholders under federal or state securities laws.

HOW SHARES ARE PRICED

Each Portfolio is open for business every day the New York Stock Exchange (the “NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (the “NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (the “CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced, and the Portfolio will not process purchase or redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.
Portfolio holdings for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end-of-day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign (non-U.S.) securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example, when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other portfolio holdings, the portfolio holding is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of a Portfolio’s portfolio holdings, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or a Portfolio’s Sub-Adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers, and other market data may be reviewed in the course of making a good faith determination of the fair value of a portfolio holding. Because trading hours for certain foreign (non-U.S.) securities end before Market Close, closing market quotations may become unreliable. The prices of foreign (non-U.S.) securities will generally be adjusted based on inputs from a third-party pricing service that are intended to reflect valuation changes through Market Close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
Voya Government Liquid Assets Portfolio
Voya Government Liquid Assets Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Portfolio's Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Portfolio, there can be no assurance that the Portfolio's NAV can be maintained at $1.00 per share.

HOW TO BUY AND SELL SHARES

Each Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, other investment companies (as permitted by the 1940 Act), and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations.
Class R6 shares are only offered to investors that do not require a Portfolio or an affiliate of a Portfolio (including the Investment Adviser and any affiliate of the Investment Adviser) to make, and a Portfolio or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares. Notwithstanding the foregoing, affiliates of Voya, including affiliates that are intermediaries that sell Class R6 shares of a Portfolio, may benefit financially from the revenue Voya receives for the services it provides to Class R6 shares of a Portfolio. Availability of Class R6 shares is subject to management’s determination of the appropriateness of investment in Class R6 shares.
Each Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan, or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to a Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on each Portfolio's behalf.
Each Portfolio currently does not foresee any disadvantages to investors if it serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which a Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Investment Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. Each Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments to redeem those investments if the Qualified Plan loses (or in the opinion of the Investment Adviser, is at risk of losing) its Qualified Plan status.
Each Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. Each Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Distribution Plans and Shareholder Service Plans
Each Portfolio listed in the table below has a distribution and shareholder service plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV shares. Payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Investment Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.60% (0.35% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of each Portfolio except Voya U.S. Stock Index Portfolio for which the annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.53% (0.28% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of Voya U.S. Stock Index Portfolio.
Each Portfolio listed in the table below has a distribution plan pursuant to Rule 12b-1 (the “Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class S2 shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class S2 shares of the Portfolios. Under the Distribution Plan, each Portfolio makes payments at an annual rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares.
Last, each Portfolio listed in the table below has a shareholder service plan (the “Service Plan”) for Class S and Class S2 shares. These payments are made to the Distributor in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts. The Service Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, broker-dealers (including the Investment Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class S and Class S2 shares of the Portfolios and their shareholders, including Variable Contract owners or Qualified Plan participants

HOW TO BUY AND SELL SHARES (continued)

with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class S and Class S2 shares. The Distributor has agreed to waive 0.01% of the shareholder service fee for Voya U.S. Stock Index Portfolio’s Class S shares. This waiver will continue through May 1, 2026.
Because these distribution and shareholder service fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

Portfolio	Class ADV	Class S	Class S2
Voya Balanced Income Portfolio	0.60%	0.25%	0.40%
Voya Government Liquid Assets Portfolio	N/A	0.25%	0.40%
Voya High Yield Portfolio	0.60%	0.25%	0.40%
Voya Inflation Protected Bond Plus Portfolio	0.60%	0.25%	N/A
Voya Large Cap Growth Portfolio	0.60%	0.25%	0.40%
Voya Large Cap Value Portfolio	0.60%	0.25%	0.40%
Voya Limited Maturity Bond Portfolio	0.60%	0.25%	N/A
Voya U.S. Stock Index Portfolio	0.53%	0.25%	0.40%
VY® CBRE Global Real Estate Portfolio	0.60%	0.25%	0.40%
VY® CBRE Real Estate Portfolio	0.60%	0.25%	0.40%
VY® Invesco Growth and Income Portfolio	0.60%	0.25%	0.40%
VY® JPMorgan Emerging Markets Equity Portfolio	0.60%	0.25%	0.40%
VY® JPMorgan Small Cap Core Equity Portfolio	0.60%	0.25%	0.40%
VY® Morgan Stanley Global Franchise Portfolio	0.60%	0.25%	0.40%
VY® T. Rowe Price Capital Appreciation Portfolio	0.60%	0.25%	0.40%
VY® T. Rowe Price Equity Income Portfolio	0.60%	0.25%	0.40%

FREQUENT TRADING - MARKET TIMING

Each Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of each Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Investment Adviser or affiliated entities have agreements which require such intermediaries to provide detailed account information, including trading history, upon request of a Portfolio.
The Board has made a determination not to adopt a separate policy for each Portfolio with respect to frequent purchases and redemptions of shares by a Portfolio’s shareholders, but rather to rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. Each Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
Each Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Investment Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of a Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio's performance.
Portfolios that invest in foreign (non-U.S.) securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign (non-U.S.) security and such price is not reflected in its current NAV, investors may attempt to take advantage of anticipated price movements in securities held by a Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign (non-U.S.) securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time it calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. Each Portfolio has adopted fair valuation policies and procedures intended to reduce its exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that a Portfolio does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Portfolio’s shares which negatively affects long-term shareholders.
The following transactions are excluded when determining whether trading activity is excessive:
•
Rebalancing to facilitate fund-of-fund arrangements or a Portfolio’s systematic exchange privileges; and
•
Purchases or sales initiated by certain other funds in the Voya family of funds.
Although the policies and procedures known to a Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in a Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. Fees derived from a Portfolio’s Service Plan may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for servicing shareholder accounts. Shareholder services may include, among other things, administrative, record keeping, or other services that insurance companies or Qualified Plans provide to the clients who use a Portfolio as an investment option. In addition, the Investment Adviser, Distributor, or their affiliated entities, out of their own resources and without additional cost to a Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Investment Adviser, Distributor, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Investment Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in a Portfolio by those companies. Payments to financial intermediaries by the Distributor or its affiliates or by a Portfolio may provide an incentive for insurance companies or Qualified Plans to make a Portfolio available through Variable Contracts or Qualified Plans over other mutual funds or products.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: C.M. Life Insurance Company, First Security Benefit Life Insurance and Annuity Company of New York, First Symetra National Life Insurance Company of New York, Lincoln Financial Group, Lincoln National Life Insurance Company, Massachusetts Mutual Life Insurance Company, Nationwide Life Insurance Company, New York Life Insurance and Annuity Corporation, Security Benefit Life Insurance Company, Security Equity Life Insurance Company, Security Life of Denver Insurance Company, Standard Life Insurance Company, Symetra Life Insurance Company, Talcott Resolution Life Insurance Company, TIAA Life Insurance Company, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Union Securities, Venerable Insurance and Annuity Company, and Zurich American Life Insurance Company. Except as discussed in further detail below, the fees payable under these agreements are for compensation for providing distribution and/or shareholder services for which the insurance companies are paid at annual rates that range from 0.00% to 0.55%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. Neither a Portfolio, the Investment Adviser, nor the Distributor are parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
Class R6
Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through financial intermediaries. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. No dealer compensation is paid from the sale of Class R6 shares of a Portfolio. Class R6 shares do not have sales commissions, pay 12b-1 fees, or make payments to financial intermediaries for assisting the Distributor in promoting the sales of a Portfolio's shares. In addition, neither a Portfolio nor its affiliates (including the Investment Adviser and any affiliate of the Investment Adviser) make any type of administrative, service, or revenue sharing payments in connection with Class R6 shares. Notwithstanding the foregoing, affiliates of Voya, including affiliates that are intermediaries that sell Class R6 shares of a Portfolio, may benefit financially from the revenue Voya receives for the services it provides to Class R6 shares of a Portfolio.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
Each Portfolio generally distributes most or all of its net earnings in the form of dividends, consisting of net investment income and capital gains distributions, if any. Each Portfolio distributes capital gains, if any, annually. Each Portfolio (except Voya Government Liquid Assets Portfolio, Voya High Yield Portfolio, Voya Inflation Protected Bond Plus Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, and VY® T. Rowe Price Equity Income Portfolio) also declares dividends and pays dividends consisting of net investment income, if any, annually. Voya Inflation Protected Bond Plus Portfolio declares dividends and pays dividends consisting of net investment income, if any, monthly. Voya Large Cap Value Portfolio, Voya U.S. Stock Index Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, and VY® T. Rowe Price Equity Income Portfolio declare dividends and pay dividends consisting of net investment income, if any, semi-annually. Voya Government Liquid Assets Portfolio, Voya High Yield Portfolio, and Voya Limited Maturity Bond Portfolio declare dividends daily and pay dividends consisting of net investment income, if any, monthly.
All dividends and capital gains distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash.
From time to time a portion of a Portfolio’s distributions may constitute a return of capital. To comply with U.S. federal tax laws, a Portfolio may also pay additional distributions of capital gains and/or ordinary income.
Tax Consequences
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
Each Portfolio intends to qualify as a regulated investment company (“RIC”) for U.S. federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it timely distributes to its shareholders.
Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to U.S. federal tax on distributions of dividends and income from the Portfolio to an applicable insurance company's separate accounts.
Since the sole shareholders of each Portfolio will be separate accounts of insurance companies or other permitted investors, no discussion is included herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for the applicable contract.
See the SAI for further information about tax matters.
The tax status of your investment in a Portfolio depends upon the features of your Variable Contract. For further information, please refer to the prospectus for the Variable Contract.

INDEX DESCRIPTIONS

The Bloomberg High Yield Bond - 2% Issuer Constrained Composite Index measures the performance of fixed-income securities. The index provides a general measure of the USD-denominated, high yield, fixed-rate corporate bond market. The index limits the exposure of the index to any one issue to 2% of the total market value of the index components.
The Bloomberg U.S. 1-3 Year Government/Credit Bond Index measures the performance of publicly issued investment grade fixed rate debt issues, including treasuries, agencies, and credit securities with a maturity of at least one year and less than three years.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The Bloomberg U.S. Aggregate Bond Index includes U.S. Treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). The Bloomberg U.S. Aggregate Bond Index is provided by Bloomberg Index Services Limited.
The Bloomberg U.S. Government/Credit Index includes securities in the government and credit indices. The government index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The credit index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
The Bloomberg U.S. Treasury Inflation Protected Securities Index is a market index made up of U.S. Treasury Inflation Linked Indexed securities.
The FTSE EPRA Nareit Developed Index is designed to track the performance of listed real estate companies and real-estate investment trusts worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
The MSCI All Country World Ex-U.S. IndexSM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
The MSCI All Country World IndexSM (“MSCI ACWI”) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
The MSCI EAFE® Index captures large- and mid-capitalization representation across 21 developed markets countries around the world, excluding the U.S. and Canada, and covers approximately 85% of the free float-adjusted market capitalization in each country.
The MSCI Emerging Markets IndexSM captures large- and mid-capitalization representation across 24 emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country.
The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs. The index is based on the MSCI USA Investable Market Index, its parent index which captures large, mid and small cap securities. The index currently represents approximately 99% of the U.S. REIT universe and securities classified in the REIT sector according to the global industry classification standard. It excludes, however, mortgage REITs and selected securities REITs.
The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.
The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The index represents approximately 92% of the U.S. market.
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratio and higher forecasted growth values.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

INDEX DESCRIPTIONS (continued)

The Russell 2000® Index measures the performance of the small-capitalization segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, includes approximately 2,000 of the smallest securities (based on a combination of their market capitalization and current index membership), and represents approximately 7% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is provided by FTSE Russell.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
The S&P 500® Index is designed as a gauge of the performance of the large-cap segment of the U.S. equity market, is composed of 500 constituent companies, and covers approximately 80% of available market capitalization. The S&P 500® Index is a float-adjusted market cap weighted index provided by S&P Dow Jones Indices LLC.
Bloomberg Index Data Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or its licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained.
The VY® CBRE Global Real Estate Portfolio (the “Portfolio”) is not in any way developed, connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings, including FTSE International Limited (collectively, the “LSE Group”), European Public Real Estate Association (“EPRA”), or the National Association of Real Estate Investments Trusts (“Nareit”) (and together the “Licensor Parties”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the FTSE EPRA Nareit Developed Index vest in the Licensor Parties. “FTSE®” is a trade mark of the relevant LSE Group company is used by any other LSE Group company under license. “Nareit®” is a trade mark of Nareit, “EPRA®” is a trade mark of EPRA and all are used by the LSE Group under license. The FTSE EPRA Nareit Developed Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The Licensor Parties do not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE EPRA Nareit Developed Index or (b) investment in or operation of the Portfolio. The Licensor Parties make no claim, prediction, warranty or representation either as to the results to be obtained from the Portfolio or the suitability of the FTSE EPRA Nareit Developed Index for the purpose to which it is being put by Voya Investments, LLC and/or the Portfolio’s sub-adviser.
FTSE Russell Index Data Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®”, “ Russell ® ” , “FTSE Russell®”, “Russell 1000®”, “Russell 2000®” and “ Russell 3000 ® ” are trade marks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.
Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together, the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy and/or completeness of the Information and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

INDEX DESCRIPTIONS (continued)

The S&P 500® Index and associated data are a product of S&P Dow Jones Indices LLC, its affiliates and/or their licensors and have been licensed for use by Voya Services Company. © 2025 S&P Dow Jones Indices LLC, its affiliates and/or their licensors. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Neither S&P Dow Jones Indices LLC, SPFS, Dow Jones, their affiliates nor their licensors (“S&P DJI”) make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and S&P DJI shall have no liability for any errors, omissions, or interruptions of any index or the data included therein.
The S&P 500® Index has been licensed for use by Voya Services Company and certain affiliates (“Voya”). S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Voya. Voya’s investment products (the “Product”) based in whole or in part on the S&P 500® Index are not sponsored, endorsed, sold or promoted by SPDJI, S&P, Dow Jones or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in the Product or purchasing securities generally or the ability of the S&P 500® Index to track general market performance. S&P Dow Jones Indices’ only relationship to Voya with respect to the Product is the licensing of the S&P 500® Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Voya or the Product. S&P Dow Jones Indices have no obligation to take the needs of Voya or the owners of the Product into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration or marketing of the Product. There is no assurance that investment products based on the SPDJI Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® Index OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANT ABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VOYA, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® Index OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VOYA, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Portfolio's financial performance for the periods shown. Certain information reflects the financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and/or distributions). The information has been audited by Ernst & Young LLP, whose report, along with a Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR, which is available upon request.

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Balanced Income Portfolio
Class ADV
12-31-24	8.58	0.26•	0.81	1.07	0.09	—	—	0.09	—	9.56	12.46	1.25	1.20	1.20	2.80	45,533	80
12-31-23	7.93	0.24•	0.62	0.86	0.21	—	—	0.21	—	8.58	11.02	1.24	1.20	1.20	2.95	46,186	142
12-31-22	10.39	0.19•	(1.67)	(1.48)	0.18	0.80	—	0.98	—	7.93	(14.30)	1.24	1.20	1.20	2.13	48,684	104
12-31-21	9.77	0.17•	0.67	0.84	0.22	—	—	0.22	—	10.39	8.65	1.22	1.20	1.20	1.69	65,611	133
12-31-20	10.65	0.21•	(0.01)	0.20	0.36	0.72	—	1.08	—	9.77	2.80	1.22	1.20	1.20	2.20	66,515	69
Class I
12-31-24	9.13	0.34•	0.84	1.18	0.14	—	—	0.14	—	10.17	13.00	0.65	0.60	0.60	3.36	312,128	80
12-31-23	8.43	0.31•	0.66	0.97	0.27	—	—	0.27	—	9.13	11.68	0.64	0.60	0.60	3.56	6,009	142
12-31-22	10.99	0.26•	(1.77)	(1.51)	0.25	0.80	—	1.05	—	8.43	(13.78)	0.64	0.60	0.60	2.73	6,024	104
12-31-21	10.31	0.25•	0.71	0.96	0.28	—	—	0.28	—	10.99	9.42	0.62	0.60	0.60	2.29	7,878	133
12-31-20	11.19	0.29•	(0.03)	0.26	0.42	0.72	—	1.14	—	10.31	3.33	0.62	0.60	0.60	2.79	7,943	69
Class S
12-31-24	9.08	0.31•	0.85	1.16	0.12	—	—	0.12	—	10.12	12.79	0.90	0.85	0.85	3.14	164,601	80
12-31-23	8.38	0.29•	0.66	0.95	0.25	—	—	0.25	—	9.08	11.42	0.89	0.85	0.85	3.30	173,258	142
12-31-22	10.92	0.23•	(1.75)	(1.52)	0.22	0.80	—	1.02	—	8.38	(13.97)	0.89	0.85	0.85	2.47	184,513	104
12-31-21	10.25	0.22•	0.70	0.92	0.25	—	—	0.25	—	10.92	9.09	0.87	0.85	0.85	2.04	256,146	133
12-31-20	11.13	0.26•	(0.03)	0.23	0.39	0.72	—	1.11	—	10.25	3.03	0.87	0.85	0.85	2.55	266,536	69
Class S2
12-31-24	9.06	0.29•	0.85	1.14	0.10	—	—	0.10	—	10.10	12.66	1.05	1.00	1.00	3.01	2,609	80
12-31-23	8.36	0.27•	0.66	0.93	0.23	—	—	0.23	—	9.06	11.20	1.04	1.00	1.00	3.15	2,418	142
12-31-22	10.89	0.22•	(1.75)	(1.53)	0.20	0.80	—	1.00	—	8.36	(14.14)	1.04	1.00	1.00	2.32	2,698	104
12-31-21	10.22	0.20•	0.70	0.90	0.23	—	—	0.23	—	10.89	8.88	1.02	1.00	1.00	1.89	4,112	133
12-31-20	11.10	0.27	(0.04)	0.23	0.39	0.72	—	1.11	—	10.22	3.02	1.02	1.00	1.00	2.40	5,189	69
Voya Government Liquid Assets Portfolio
Class I
12-31-24	1.00	0.05•	—	0.05	0.05	0.00*	—	0.05	—	1.00	5.03	0.28	0.28	0.28	4.91	82,795	—
12-31-23	1.00	0.05•	0.00*	0.05	0.05	—	—	0.05	—	1.00	4.93	0.28	0.28	0.28	4.82	75,141	—
12-31-22	1.00	0.02•	0.00*	0.02	0.02	—	—	0.02	—	1.00	1.51	0.28	0.24	0.24	1.65	77,571	—
12-31-21	1.00	—•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.28	0.05	0.05	0.00*	50,337	—
12-31-20	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.30	0.28	0.17	0.17	0.23	64,002	—
Class S
12-31-24	1.00	0.05•	—	0.05	0.05	0.00*	—	0.05	—	1.00	4.77	0.53	0.53	0.53	4.66	251,573	—
12-31-23	1.00	0.05•	0.00*	0.05	0.05	—	—	0.05	—	1.00	4.68	0.53	0.53	0.53	4.56	280,488	—
12-31-22	1.00	0.01•	0.00*	0.01	0.01	—	—	0.01	—	1.00	1.34	0.53	0.40	0.40	1.34	322,096	—
12-31-21	1.00	—•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.53	0.05	0.05	0.00*	320,548	—
12-31-20	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.24	0.53	0.21	0.21	0.17	375,267	—
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class S2
12-31-24	1.00	0.05•	—	0.05	0.05	0.00*	—	0.05	—	1.00	4.61	0.68	0.68	0.68	4.50	775,154	—
12-31-23	1.00	0.04•	0.00*	0.04	0.04	—	—	0.04	—	1.00	4.52	0.68	0.68	0.68	4.44	698,867	—
12-31-22	1.00	0.01•	0.00*	0.01	0.01	—	—	0.01	—	1.00	1.24	0.68	0.52	0.52	1.37	609,604	—
12-31-21	1.00	—•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.68	0.05	0.05	0.00*	437,744	—
12-31-20	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.21	0.68	0.23	0.23	0.13	527,457	—
Voya High Yield Portfolio
Class ADV
12-31-24	8.65	0.53•	0.05	0.58	0.53	—	—	0.53	—	8.70	6.90	1.10	1.08	1.08	6.10	57,509	88
12-31-23	8.23	0.50•	0.43	0.93	0.51	—	—	0.51	—	8.65	11.63	1.09	1.08	1.08	5.91	61,268	47
12-31-22	9.94	0.46•	(1.72)	(1.26)	0.45	—	—	0.45	—	8.23	(12.83)	1.10	1.08	1.08	5.22	61,172	21
12-31-21	9.96	0.45•	0.01	0.46	0.46	—	0.02	0.48	—	9.94	4.65	1.10	1.08	1.08	4.52	79,216	63
12-31-20	9.94	0.46•	0.03	0.49	0.46	—	0.01	0.47	—	9.96	5.26	1.10	1.08	1.08	4.80	80,017	90
Class I
12-31-24	8.66	0.58•	0.04	0.62	0.58	—	—	0.58	—	8.70	7.42	0.50	0.48	0.48	6.70	233,489	88
12-31-23	8.24	0.55•	0.43	0.98	0.56	—	—	0.56	—	8.66	12.28	0.49	0.48	0.48	6.51	165,274	47
12-31-22	9.95	0.51•	(1.72)	(1.21)	0.50	—	—	0.50	—	8.24	(12.28)	0.50	0.48	0.48	5.83	152,175	21
12-31-21	9.97	0.51•	0.01	0.52	0.52	—	0.02	0.54	—	9.95	5.28	0.50	0.48	0.48	5.12	189,224	63
12-31-20	9.94	0.51•	0.05	0.56	0.52	—	0.01	0.53	—	9.97	6.00	0.50	0.48	0.48	5.40	191,358	90
Class S
12-31-24	8.65	0.56•	0.05	0.61	0.56	—	—	0.56	—	8.70	7.28	0.75	0.73	0.73	6.45	25,957	88
12-31-23	8.23	0.52•	0.44	0.96	0.54	—	—	0.54	—	8.65	12.01	0.74	0.73	0.73	6.26	174,158	47
12-31-22	9.94	0.49•	(1.72)	(1.23)	0.48	—	—	0.48	—	8.23	(12.52)	0.75	0.73	0.73	5.56	179,355	21
12-31-21	9.96	0.48•	0.01	0.49	0.49	—	0.02	0.51	—	9.94	5.01	0.75	0.73	0.73	4.87	244,800	63
12-31-20	9.94	0.49•	0.04	0.53	0.50	—	0.01	0.51	—	9.96	5.63	0.75	0.73	0.73	5.15	266,537	90
Class S2
12-31-24	8.66	0.55•	0.05	0.60	0.55	—	—	0.55	—	8.71	7.12	0.90	0.88	0.88	6.29	1,414	88
12-31-23	8.24	0.51•	0.43	0.94	0.52	—	—	0.52	—	8.66	11.83	0.89	0.88	0.88	6.10	1,267	47
12-31-22	9.95	0.48•	(1.72)	(1.24)	0.47	—	—	0.47	—	8.24	(12.63)	0.90	0.88	0.88	5.34	1,407	21
12-31-21	9.97	0.47•	0.01	0.48	0.48	—	0.02	0.50	—	9.95	4.86	0.90	0.88	0.88	4.72	2,688	63
12-31-20	9.95	0.48•	0.03	0.51	0.48	—	0.01	0.49	—	9.97	5.48	0.90	0.88	0.88	4.99	3,119	90
Voya Inflation Protected Bond Plus Portfolio
Class ADV
12-31-24	8.82	0.30•	(0.17)	0.13	0.30	—	—	0.30	—	8.65	1.46	1.29	1.23	1.23	3.42	31,885	279
12-31-23	8.76	0.27•	0.06	0.33	0.27	—	—	0.27	—	8.82	3.83	1.27	1.22	1.22	3.09	38,745	297
12-31-22	10.51	0.35•	(1.73)	(1.38)	0.32	—	0.05	0.37	—	8.76	(13.34)	1.23	1.18	1.18	3.70	43,212	231
12-31-21	10.28	0.22•	0.24	0.46	0.23	—	—	0.23	—	10.51	4.54	1.22	1.18	1.18	2.14	56,857	156
12-31-20	9.42	0.05	0.95	1.00	0.08	—	0.06	0.14	—	10.28	10.65	1.26	1.22	1.22	0.52	47,352	87
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class I
12-31-24	9.19	0.36•	(0.17)	0.19	0.35	—	—	0.35	—	9.03	2.09	0.69	0.63	0.63	3.92	73,236	279
12-31-23	9.13	0.34•	0.05	0.39	0.33	—	—	0.33	—	9.19	4.30	0.67	0.62	0.62	3.70	69,071	297
12-31-22	10.94	0.42•	(1.79)	(1.37)	0.39	—	0.05	0.44	—	9.13	(12.74)	0.63	0.58	0.58	4.27	77,275	231
12-31-21	10.68	0.30•	0.25	0.55	0.29	—	—	0.29	—	10.94	5.25	0.62	0.58	0.58	2.75	94,962	156
12-31-20	9.78	0.12	0.97	1.09	0.13	—	0.06	0.19	—	10.68	11.15	0.66	0.62	0.62	1.11	92,767	87
Class S
12-31-24	9.12	0.33•	(0.16)	0.17	0.33	—	—	0.33	—	8.96	1.86	0.94	0.88	0.88	3.64	98,787	279
12-31-23	9.05	0.31•	0.06	0.37	0.30	—	—	0.30	—	9.12	4.17	0.92	0.87	0.87	3.43	111,647	297
12-31-22	10.85	0.40•	(1.79)	(1.39)	0.36	—	0.05	0.41	—	9.05	(13.03)	0.88	0.83	0.83	4.06	133,729	231
12-31-21	10.60	0.26•	0.26	0.52	0.27	—	—	0.27	—	10.85	4.94	0.87	0.83	0.83	2.48	172,822	156
12-31-20	9.70	0.09	0.97	1.06	0.10	—	0.06	0.16	—	10.60	10.95	0.91	0.87	0.87	0.86	159,383	87
Voya Large Cap Growth Portfolio
Class ADV
12-31-24	10.54	(0.09)•	3.68	3.59	—	—	—	—	—	14.13	34.06	1.31	1.27	1.27	(0.73)	395,905	42
12-31-23	7.69	(0.05)•	2.90	2.85	—	—	—	—	—	10.54	37.06	1.31	1.27	1.27	(0.56)	1,497,865	57
12-31-22	19.43	(0.07)•	(5.77)	(5.84)	—	5.90	—	5.90	—	7.69	(30.97)	1.31	1.27	1.27	(0.58)	1,263,757	47
12-31-21	20.45	(0.14)•	3.76	3.62	—	4.64	—	4.64	—	19.43	18.89	1.30	1.27	1.27	(0.68)	2,085,856	72
12-31-20	17.96	(0.08)	5.00	4.92	—	2.43	—	2.43	—	20.45	30.11	1.32	1.27	1.27	(0.43)	2,073,088	86
Class I
12-31-24	13.62	(0.01)•	4.75	4.74	—	—	—	—	—	18.36	34.80	0.71	0.67	0.67	(0.09)	1,518,131	42
12-31-23	9.88	0.01•	3.73	3.74	—	—	—	—	—	13.62	37.86	0.71	0.67	0.67	0.05	1,260,097	57
12-31-22	22.48	0.00*•	(6.70)	(6.70)	—	5.90	—	5.90	—	9.88	(30.50)	0.71	0.67	0.67	0.02	1,251,871	47
12-31-21	22.90	(0.02)•	4.24	4.22	—	4.64	—	4.64	—	22.48	19.55	0.70	0.67	0.67	(0.07)	1,937,889	72
12-31-20	19.83	0.04•	5.57	5.61	0.11	2.43	—	2.54	—	22.90	30.88	0.72	0.67	0.67	0.17	2,436,873	86
Class R6
12-31-24	13.64	(0.01)•	4.76	4.75	—	—	—	—	—	18.39	34.82	0.68	0.67	0.67	(0.09)	67,229	42
12-31-23	9.90	0.01•	3.73	3.74	—	—	—	—	—	13.64	37.78	0.67	0.67	0.67	0.05	66,206	57
12-31-22	22.50	0.00*	(6.70)	(6.70)	—	5.90	—	5.90	—	9.90	(30.47)	0.68	0.67	0.67	0.02	53,900	47
12-31-21	22.91	(0.02)•	4.25	4.23	—	4.64	—	4.64	—	22.50	19.58	0.67	0.67	0.67	(0.08)	95,588	72
12-31-20	19.84	0.03	5.58	5.61	0.11	2.43	—	2.54	—	22.91	30.86	0.67	0.67	0.67	0.16	88,303	86
Class S
12-31-24	12.57	(0.06)•	4.40	4.34	—	—	—	—	—	16.91	34.53	0.96	0.92	0.92	(0.38)	304,779	42
12-31-23	9.15	(0.02)•	3.44	3.42	—	—	—	—	—	12.57	37.38	0.96	0.92	0.92	(0.21)	1,219,524	57
12-31-22	21.47	(0.03)•	(6.39)	(6.42)	—	5.90	—	5.90	—	9.15	(30.66)	0.96	0.92	0.92	(0.23)	1,066,004	47
12-31-21	22.10	(0.07)•	4.08	4.01	—	4.64	—	4.64	—	21.47	19.28	0.95	0.92	0.92	(0.33)	1,787,956	72
12-31-20	19.21	(0.01)	5.38	5.37	0.05	2.43	—	2.48	—	22.10	30.59	0.97	0.92	0.92	(0.08)	1,867,154	86
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class S2
12-31-24	12.23	(0.07)•	4.27	4.20	—	—	—	—	—	16.43	34.34	1.11	1.07	1.07	(0.50)	43,261	42
12-31-23	8.91	(0.04)•	3.36	3.32	—	—	—	—	—	12.23	37.26	1.11	1.07	1.07	(0.36)	44,374	57
12-31-22	21.16	(0.05)•	(6.30)	(6.35)	—	5.90	—	5.90	—	8.91	(30.80)	1.11	1.07	1.07	(0.38)	36,077	47
12-31-21	21.87	(0.10)•	4.03	3.93	—	4.64	—	4.64	—	21.16	19.10	1.10	1.07	1.07	(0.48)	64,403	72
12-31-20	19.03	(0.04)	5.33	5.29	0.02	2.43	—	2.45	—	21.87	30.43	1.12	1.07	1.07	(0.22)	65,511	86
Voya Large Cap Value Portfolio
Class ADV
12-31-24	5.30	0.05•	0.81	0.86	0.10	0.32	—	0.42	—	5.74	16.39	1.47	1.28	1.28	0.93	43,980	101
12-31-23	4.83	0.06•	0.57	0.63	0.09	0.07	—	0.16	—	5.30	13.03	1.48	1.24	1.24	1.18	44,283	82
12-31-22	13.67	0.08•	(1.13)	(1.05)	0.06	7.73	—	7.79	—	4.83	(3.88)	1.50	1.24	1.24	1.02	46,054	74
12-31-21	11.16	0.08•	2.83	2.91	0.22	0.18	—	0.40	—	13.67	26.24	1.42	1.24	1.24	0.66	52,418	82
12-31-20	11.96	0.15	0.26	0.41	0.18	1.03	—	1.21	—	11.16	5.61	1.43	1.24	1.24	1.43	47,671	130
Class I
12-31-24	5.80	0.10•	0.88	0.98	0.11	0.32	—	0.43	—	6.35	17.06	0.87	0.68	0.68	1.53	399,147	101
12-31-23	5.23	0.10•	0.62	0.72	0.08	0.07	—	0.15	—	5.80	13.73	0.88	0.64	0.64	1.78	375,498	82
12-31-22	14.04	0.13•	(1.13)	(1.00)	0.08	7.73	—	7.81	—	5.23	(3.21)	0.90	0.64	0.64	1.62	357,384	74
12-31-21	11.45	0.17•	2.90	3.07	0.30	0.18	—	0.48	—	14.04	26.99	0.82	0.64	0.64	1.26	386,934	82
12-31-20	12.22	0.22	0.28	0.50	0.24	1.03	—	1.27	—	11.45	6.28	0.83	0.64	0.64	2.02	329,385	130
Class R6
12-31-24	5.76	0.10•	0.87	0.97	0.11	0.32	—	0.43	—	6.30	16.99	0.76	0.68	0.68	1.53	112,519	101
12-31-23	5.21	0.10•	0.62	0.72	0.10	0.07	—	0.17	—	5.76	13.80	0.77	0.64	0.64	1.77	92,856	82
12-31-22	14.03	0.12•	(1.12)	(1.00)	0.09	7.73	—	7.82	—	5.21	(3.26)	0.78	0.64	0.64	1.71	72,042	74
12-31-21	11.44	0.19•	2.88	3.07	0.30	0.18	—	0.48	—	14.03	27.02	0.76	0.64	0.64	1.41	12,976	82
12-31-20	12.21	0.21•	0.29	0.50	0.24	1.03	—	1.27	—	11.44	6.27	0.77	0.64	0.64	2.01	230	130
Class S
12-31-24	5.46	0.08•	0.83	0.91	0.10	0.32	—	0.42	—	5.95	16.89	1.12	0.93	0.93	1.28	24,820	101
12-31-23	4.96	0.08•	0.58	0.66	0.09	0.07	—	0.16	—	5.46	13.28	1.13	0.89	0.89	1.53	24,122	82
12-31-22	13.78	0.10•	(1.11)	(1.01)	0.08	7.73	—	7.81	—	4.96	(3.47)	1.15	0.89	0.89	1.36	25,128	74
12-31-21	11.25	0.13•	2.85	2.98	0.27	0.18	—	0.45	—	13.78	26.67	1.07	0.89	0.89	0.99	30,661	82
12-31-20	12.04	0.19	0.27	0.46	0.22	1.03	—	1.25	—	11.25	5.97	1.08	0.89	0.89	1.78	611,514	130
Class S2
12-31-24	5.48	0.07•	0.84	0.91	0.10	0.32	—	0.42	—	5.97	16.73	1.27	1.08	1.08	1.13	252	101
12-31-23	4.97	0.07•	0.59	0.66	0.08	0.07	—	0.15	—	5.48	13.24	1.28	1.04	1.04	1.38	215	82
12-31-22	13.80	0.09•	(1.12)	(1.03)	0.07	7.73	—	7.80	—	4.97	(3.69)	1.28	1.04	1.04	1.23	189	74
12-31-21	11.27	0.11•	2.85	2.96	0.25	0.18	—	0.43	—	13.80	26.43	1.22	1.04	1.04	0.87	196	82
12-31-20	12.06	0.17•	0.27	0.44	0.20	1.03	—	1.23	—	11.27	5.86	1.23	1.04	1.04	1.63	154	130
Voya Limited Maturity Bond Portfolio
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class ADV
12-31-24	9.29	0.36•	0.05	0.41	0.40	—	—	0.40	—	9.30	4.52	0.88	0.88	0.88	3.91	10,033	298
12-31-23	9.23	0.31•	0.07	0.38	0.32	—	—	0.32	—	9.29	4.17	0.88	0.88	0.88	3.38	11,268	281
12-31-22	9.87	0.14•	(0.66)	(0.52)	0.12	—	—	0.12	—	9.23	(5.26)	0.88	0.88	0.88	1.53	13,671	306
12-31-21	10.03	0.05•	(0.10)	(0.05)	0.11	—	—	0.11	—	9.87	(0.55)	0.88	0.88	0.88	0.47	14,958	253
12-31-20	9.91	0.12	0.16	0.28	0.16	—	—	0.16	—	10.03	2.87	0.88	0.88	0.88	1.15	15,016	263
Class I
12-31-24	9.48	0.43•	0.05	0.48	0.47	—	—	0.47	—	9.49	5.14	0.28	0.28	0.28	4.51	235,923	298
12-31-23	9.42	0.38•	0.06	0.44	0.38	—	—	0.38	—	9.48	4.79	0.28	0.28	0.28	3.99	273,180	281
12-31-22	10.07	0.21•	(0.68)	(0.47)	0.18	—	—	0.18	—	9.42	(4.66)	0.28	0.28	0.28	2.16	301,980	306
12-31-21	10.23	0.11•	(0.10)	0.01	0.17	—	—	0.17	—	10.07	0.08	0.28	0.28	0.28	1.06	329,913	253
12-31-20	10.11	0.17•	0.18	0.35	0.23	—	—	0.23	—	10.23	3.46	0.28	0.28	0.28	1.70	332,196	263
Class S
12-31-24	9.55	0.41•	0.05	0.46	0.45	—	—	0.45	—	9.56	4.88	0.53	0.53	0.53	4.26	51,340	298
12-31-23	9.49	0.36•	0.06	0.42	0.36	—	—	0.36	—	9.55	4.52	0.53	0.53	0.53	3.75	58,787	281
12-31-22	10.15	0.18•	(0.68)	(0.50)	0.16	—	—	0.16	—	9.49	(4.94)	0.53	0.53	0.53	1.87	57,412	306
12-31-21	10.31	0.08•	(0.10)	(0.02)	0.14	—	—	0.14	—	10.15	(0.16)	0.53	0.53	0.53	0.82	71,037	253
12-31-20	10.19	0.16	0.16	0.32	0.20	—	—	0.20	—	10.31	3.19	0.53	0.53	0.53	1.50	71,911	263
Voya U.S. Stock Index Portfolio
Class ADV
12-31-24	16.82	0.11•	3.87	3.98	0.16	1.60	—	1.76	—	19.04	24.06	0.80	0.80	0.80	0.61	93,832	2
12-31-23	15.01	0.14•	3.54	3.68	0.17	1.70	—	1.87	—	16.82	25.25	0.80	0.80	0.80	0.89	83,268	6
12-31-22	20.92	0.14•	(4.09)	(3.95)	0.14	1.82	—	1.96	—	15.01	(18.78)	0.80	0.80	0.80	0.82	73,855	8
12-31-21	18.21	0.12•	4.72	4.84	0.11	2.02	—	2.13	—	20.92	27.66	0.80	0.80	0.80	0.61	99,373	3
12-31-20	16.38	0.18	2.55	2.73	0.24	0.66	—	0.90	—	18.21	17.48	0.79	0.79	0.79	1.03	100,049	9
Class I
12-31-24	17.80	0.22•	4.10	4.32	0.25	1.60	—	1.85	—	20.27	24.68	0.27	0.27	0.27	1.14	3,761,609	2
12-31-23	15.78	0.24•	3.74	3.98	0.26	1.70	—	1.96	—	17.80	25.93	0.27	0.27	0.27	1.42	3,746,966	6
12-31-22	21.87	0.24•	(4.28)	(4.04)	0.23	1.82	—	2.05	—	15.78	(18.35)	0.27	0.27	0.27	1.35	3,602,730	8
12-31-21	18.94	0.23•	4.95	5.18	0.23	2.02	—	2.25	—	21.87	28.37	0.27	0.27	0.27	1.14	4,525,779	3
12-31-20	16.99	0.28	2.66	2.94	0.33	0.66	—	0.99	—	18.94	18.11	0.26	0.26	0.26	1.55	4,258,517	9
Class S
12-31-24	17.54	0.17•	4.04	4.21	0.20	1.60	—	1.80	—	19.95	24.43	0.52	0.51	0.51	0.91	49,386	2
12-31-23	15.57	0.20•	3.67	3.87	0.20	1.70	—	1.90	—	17.54	25.56	0.52	0.51	0.51	1.18	260,411	6
12-31-22	21.60	0.20•	(4.22)	(4.02)	0.19	1.82	—	2.01	—	15.57	(18.50)	0.52	0.51	0.51	1.11	224,160	8
12-31-21	18.74	0.18•	4.88	5.06	0.18	2.02	—	2.20	—	21.60	28.02	0.52	0.51	0.51	0.90	303,248	3
12-31-20	16.82	0.24	2.63	2.87	0.29	0.66	—	0.95	—	18.74	17.87	0.51	0.50	0.50	1.32	280,432	9
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class S2
12-31-24	17.17	0.14•	3.94	4.08	0.18	1.60	—	1.78	—	19.47	24.18	0.67	0.67	0.67	0.74	196,110	2
12-31-23	15.31	0.17•	3.61	3.78	0.22	1.70	—	1.92	—	17.17	25.38	0.67	0.67	0.67	1.02	173,092	6
12-31-22	21.28	0.17•	(4.16)	(3.99)	0.16	1.82	—	1.98	—	15.31	(18.63)	0.67	0.67	0.67	0.95	142,580	8
12-31-21	18.49	0.15•	4.81	4.96	0.15	2.02	—	2.17	—	21.28	27.85	0.67	0.67	0.67	0.74	181,812	3
12-31-20	16.62	0.20	2.59	2.79	0.26	0.66	—	0.92	—	18.49	17.62	0.66	0.66	0.66	1.16	151,642	9
VY® CBRE Global Real Estate Portfolio
Class ADV
12-31-24	9.98	0.23•	(0.25)	(0.02)	0.26	—	—	0.26	—	9.70	(0.24)	1.66	1.49	1.49	2.30	9,270	80
12-31-23	9.13	0.19•	0.89	1.08	0.13	0.10	—	0.23	—	9.98	11.97	1.69	1.47	1.47	2.01	10,511	95
12-31-22	13.38	0.17•	(3.54)	(3.37)	0.29	0.59	—	0.88	—	9.13	(25.39)	1.68	1.47	1.47	1.55	10,401	91
12-31-21	10.26	0.17•	3.24	3.41	0.29	—	—	0.29	—	13.38	33.56	1.66	1.47	1.47	1.48	16,348	74
12-31-20	12.77	0.15•	(1.11)	(0.96)	0.60	0.95	—	1.55	—	10.26	(5.37)	1.68	1.47	1.47	1.47	14,367	97
Class I
12-31-24	10.28	0.30•	(0.26)	0.04	0.32	—	—	0.32	—	10.00	0.38	1.06	0.89	0.89	2.91	105,217	80
12-31-23	9.41	0.25•	0.92	1.17	0.20	0.10	—	0.30	—	10.28	12.59	1.09	0.87	0.87	2.65	109,276	95
12-31-22	13.79	0.24•	(3.65)	(3.41)	0.38	0.59	—	0.97	—	9.41	(24.95)	1.08	0.87	0.87	2.19	92,596	91
12-31-21	10.55	0.25•	3.35	3.60	0.36	—	—	0.36	—	13.79	34.47	1.06	0.87	0.87	2.09	122,954	74
12-31-20	13.11	0.28	(1.21)	(0.93)	0.68	0.95	—	1.63	—	10.55	(4.83)	1.08	0.87	0.87	2.09	96,799	97
Class S
12-31-24	10.24	0.27•	(0.26)	0.01	0.29	—	—	0.29	—	9.96	0.12	1.31	1.14	1.14	2.65	53,675	80
12-31-23	9.37	0.22•	0.92	1.14	0.17	0.10	—	0.27	—	10.24	12.33	1.34	1.12	1.12	2.36	61,362	95
12-31-22	13.72	0.21•	(3.63)	(3.42)	0.34	0.59	—	0.93	—	9.37	(25.12)	1.33	1.12	1.12	1.90	61,861	91
12-31-21	10.50	0.22•	3.33	3.55	0.33	—	—	0.33	—	13.72	34.14	1.31	1.12	1.12	1.83	94,359	74
12-31-20	13.04	0.22	(1.16)	(0.94)	0.65	0.95	—	1.60	—	10.50	(5.04)	1.33	1.12	1.12	1.85	81,568	97
Class S2
12-31-24	10.35	0.25•	(0.25)	0.00*	0.28	—	—	0.28	—	10.07	(0.02)	1.46	1.29	1.29	2.48	415	80
12-31-23	9.47	0.21•	0.92	1.13	0.15	0.10	—	0.25	—	10.35	12.11	1.49	1.27	1.27	2.21	670	95
12-31-22	13.86	0.20•	(3.67)	(3.47)	0.33	0.59	—	0.92	—	9.47	(25.25)	1.48	1.27	1.27	1.77	712	91
12-31-21	10.61	0.21•	3.35	3.56	0.31	—	—	0.31	—	13.86	33.90	1.46	1.27	1.27	1.70	1,016	74
12-31-20	13.15	0.20	(1.17)	(0.97)	0.62	0.95	—	1.57	—	10.61	(5.19)	1.48	1.27	1.27	1.76	796	97
VY® CBRE Real Estate Portfolio
Class ADV
12-31-24	25.88	0.57•	0.44	1.01	0.62	—	—	0.62	—	26.27	3.95	1.61	1.33	1.33	2.19	34,072	82
12-31-23	24.94	0.51•	2.79	3.30	0.59	1.77	—	2.36	—	25.88	13.62	1.63	1.28	1.28	2.07	38,058	73
12-31-22	43.39	0.46•	(11.98)	(11.52)	0.46	6.47	—	6.93	—	24.94	(27.40)	1.61	1.28	1.28	1.44	38,305	62
12-31-21	29.09	0.37•	14.50	14.87	0.57	—	—	0.57	—	43.39	51.46	1.62	1.28	1.28	1.02	63,318	67
12-31-20	36.39	0.41•	(3.54)	(3.13)	0.66	3.51	—	4.17	—	29.09	(6.89)	1.63	1.28	1.28	1.38	48,781	103
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class I
12-31-24	28.05	0.79•	0.48	1.27	0.81	—	—	0.81	—	28.51	4.58	1.01	0.73	0.73	2.78	2,504	82
12-31-23	26.92	0.56•	3.18	3.74	0.84	1.77	—	2.61	—	28.05	14.31	1.03	0.68	0.68	2.07	3,281	73
12-31-22	46.19	0.72•	(12.81)	(12.09)	0.71	6.47	—	7.18	—	26.92	(26.97)	1.01	0.68	0.68	2.10	8,128	62
12-31-21	30.88	0.62•	15.41	16.03	0.72	—	—	0.72	—	46.19	52.34	1.02	0.68	0.68	1.65	11,745	67
12-31-20	38.38	0.55•	(3.64)	(3.09)	0.90	3.51	—	4.41	—	30.88	(6.32)	1.03	0.68	0.68	1.76	14,403	103
Class S
12-31-24	28.08	0.72•	0.47	1.19	0.71	—	—	0.71	—	28.56	4.30	1.26	0.98	0.98	2.54	124,125	82
12-31-23	26.88	0.64•	3.03	3.67	0.70	1.77	—	2.47	—	28.08	14.04	1.28	0.93	0.93	2.41	139,768	73
12-31-22	46.11	0.62•	(12.77)	(12.15)	0.61	6.47	—	7.08	—	26.88	(27.14)	1.26	0.93	0.93	1.80	143,264	62
12-31-21	30.87	0.52•	15.39	15.91	0.67	—	—	0.67	—	46.11	51.96	1.27	0.93	0.93	1.37	227,726	67
12-31-20	38.32	0.53•	(3.68)	(3.15)	0.79	3.51	—	4.30	—	30.87	(6.53)	1.28	0.93	0.93	1.71	173,126	103
Class S2
12-31-24	27.89	0.67•	0.47	1.14	0.67	—	—	0.67	—	28.36	4.14	1.41	1.13	1.13	2.38	6,150	82
12-31-23	26.70	0.59•	3.01	3.60	0.64	1.77	—	2.41	—	27.89	13.86	1.43	1.08	1.08	2.24	7,103	73
12-31-22	45.78	0.54•	(12.65)	(12.11)	0.50	6.47	—	6.97	—	26.70	(27.25)	1.41	1.08	1.08	1.58	7,597	62
12-31-21	30.64	0.46•	15.28	15.74	0.60	—	—	0.60	—	45.78	51.74	1.42	1.08	1.08	1.21	13,826	67
12-31-20	38.07	0.46•	(3.64)	(3.18)	0.74	3.51	—	4.25	—	30.64	(6.69)	1.43	1.08	1.08	1.49	11,420	103
VY® Invesco Growth and Income Portfolio
Class ADV
12-31-24	21.32	0.20•	3.02	3.22	0.24	2.53	—	2.77	—	21.77	15.74	1.24	1.21	1.21	0.90	14,585	22
12-31-23	20.75	0.21•	2.16	2.37	0.31	1.49	—	1.80	—	21.32	11.93	1.24	1.21	1.21	1.04	14,598	28
12-31-22	26.21	0.23•	(2.16)	(1.93)	0.25	3.28	—	3.53	—	20.75	(6.16)	1.24	1.21	1.21	1.00	16,239	18
12-31-21	20.62	0.18•	5.67	5.85	0.26	—	—	0.26	—	26.21	28.50	1.24	1.21	1.21	0.75	18,354	30
12-31-20	22.73	0.32	(0.32)	0.00*	0.35	1.76	—	2.11	—	20.62	2.55	1.24	1.24	1.24	1.45	15,543	32
Class I
12-31-24	21.62	0.34•	3.06	3.40	0.38	2.53	—	2.91	—	22.11	16.43	0.64	0.61	0.61	1.51	51,797	22
12-31-23	21.04	0.34•	2.19	2.53	0.46	1.49	—	1.95	—	21.62	12.62	0.64	0.61	0.61	1.64	46,049	28
12-31-22	26.54	0.37•	(2.19)	(1.82)	0.40	3.28	—	3.68	—	21.04	(5.59)	0.64	0.61	0.61	1.62	42,132	18
12-31-21	20.86	0.33•	5.73	6.06	0.38	—	—	0.38	—	26.54	29.21	0.64	0.61	0.61	1.35	41,488	30
12-31-20	23.01	0.39•	(0.28)	0.11	0.50	1.76	—	2.26	—	20.86	3.22	0.64	0.64	0.64	2.05	30,672	32
Class S
12-31-24	22.00	0.30•	3.11	3.41	0.32	2.53	—	2.85	—	22.56	16.15	0.89	0.86	0.86	1.32	85,922	22
12-31-23	21.37	0.29•	2.23	2.52	0.40	1.49	—	1.89	—	22.00	12.34	0.89	0.86	0.86	1.39	301,058	28
12-31-22	26.88	0.32•	(2.22)	(1.90)	0.33	3.28	—	3.61	—	21.37	(5.84)	0.89	0.86	0.86	1.36	319,719	18
12-31-21	21.12	0.27•	5.82	6.09	0.33	—	—	0.33	—	26.88	28.97	0.89	0.86	0.86	1.10	367,120	30
12-31-20	23.25	0.39	(0.33)	0.06	0.43	1.76	—	2.19	—	21.12	2.90	0.89	0.89	0.89	1.81	317,890	32
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class S2
12-31-24	21.70	0.27•	3.05	3.32	0.29	2.53	—	2.82	—	22.20	15.95	1.04	1.01	1.01	1.19	2,216	22
12-31-23	21.10	0.26•	2.19	2.45	0.36	1.49	—	1.85	—	21.70	12.17	1.04	1.01	1.01	1.24	20,396	28
12-31-22	26.57	0.28•	(2.19)	(1.91)	0.28	3.28	—	3.56	—	21.10	(5.99)	1.04	1.01	1.01	1.20	20,482	18
12-31-21	20.88	0.23•	5.76	5.99	0.30	—	—	0.30	—	26.57	28.78	1.04	1.01	1.01	0.95	24,924	30
12-31-20	23.00	0.34	(0.30)	0.04	0.40	1.76	—	2.16	—	20.88	2.77	1.04	1.04	1.04	1.66	24,035	32
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-24	11.20	0.06•	0.13	0.19	0.06	—	—	0.06	—	11.33	1.69	1.86	1.79	1.79	0.52	33,344	35
12-31-23	10.72	(0.01)•	0.66	0.65	0.17	—	—	0.17	—	11.20	6.02	1.85	1.81	1.81	(0.06)	36,809	29
12-31-22	21.50	(0.03)•	(5.71)	(5.74)	—	5.04	—	5.04	—	10.72	(26.35)	1.86	1.86	1.86	(0.25)	37,190	18
12-31-21	25.92	(0.25)•	(2.19)	(2.44)	—	1.98	—	1.98	—	21.50	(10.30)	1.86	1.86	1.86	(1.01)	54,012	25
12-31-20	21.02	(0.17)	6.57	6.40	0.01	1.49	—	1.50	—	25.92	32.71	1.85	1.85	1.85	(0.80)	58,266	22
Class I
12-31-24	12.55	0.14•	0.16	0.30	0.14	—	—	0.14	—	12.71	2.30	1.26	1.19	1.19	1.12	59,050	35
12-31-23	11.99	0.06•	0.74	0.80	0.24	—	—	0.24	—	12.55	6.64	1.25	1.21	1.21	0.49	62,596	29
12-31-22	23.10	0.05•	(6.12)	(6.07)	—	5.04	—	5.04	—	11.99	(25.89)	1.26	1.26	1.26	0.36	60,063	18
12-31-21	27.55	(0.11)•	(2.36)	(2.47)	—	1.98	—	1.98	—	23.10	(9.78)	1.26	1.26	1.26	(0.40)	80,785	25
12-31-20	22.24	(0.04)	6.98	6.94	0.14	1.49	—	1.63	—	27.55	33.52	1.25	1.25	1.25	(0.20)	94,067	22
Class S
12-31-24	12.32	0.11•	0.15	0.26	0.10	—	—	0.10	—	12.48	2.08	1.51	1.44	1.44	0.87	164,116	35
12-31-23	11.77	0.04•	0.72	0.76	0.21	—	—	0.21	—	12.32	6.38	1.50	1.46	1.46	0.31	191,201	29
12-31-22	22.86	0.01•	(6.06)	(6.05)	—	5.04	—	5.04	—	11.77	(26.11)	1.51	1.51	1.51	0.10	205,544	18
12-31-21	27.35	(0.17)•	(2.34)	(2.51)	—	1.98	—	1.98	—	22.86	(10.00)	1.51	1.51	1.51	(0.64)	320,977	25
12-31-20	22.08	(0.10)•	6.94	6.84	0.08	1.49	—	1.57	—	27.35	33.23	1.50	1.50	1.50	(0.45)	411,371	22
Class S2
12-31-24	12.02	0.09•	0.15	0.24	0.08	—	—	0.08	—	12.18	1.95	1.66	1.59	1.59	0.72	4,214	35
12-31-23	11.48	0.03•	0.69	0.72	0.18	—	—	0.18	—	12.02	6.25	1.65	1.61	1.61	0.23	4,950	29
12-31-22	22.50	(0.01)•	(5.97)	(5.98)	—	5.04	—	5.04	—	11.48	(26.23)	1.66	1.66	1.66	(0.06)	6,126	18
12-31-21	26.98	(0.20)•	(2.30)	(2.50)	—	1.98	—	1.98	—	22.50	(10.11)	1.66	1.66	1.66	(0.79)	10,071	25
12-31-20	21.80	(0.13)•	6.85	6.72	0.05	1.49	—	1.54	—	26.98	33.03	1.65	1.65	1.65	(0.60)	13,424	22
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-24	12.97	(0.03)•	1.38	1.35	0.01	—	—	0.01	—	14.31	10.38	1.48	1.48	1.47	(0.20)	106,939	55
12-31-23	12.47	(0.01)•	1.46	1.45	—	0.95	—	0.95	—	12.97	11.88	1.48	1.48	1.46	(0.07)	109,167	46
12-31-22	19.30	(0.03)•	(3.59)	(3.62)	—	3.21	—	3.21	—	12.47	(18.08)	1.47	1.47	1.47	(0.18)	105,703	46
12-31-21	17.26	(0.08)•	3.14	3.06	—	1.02	—	1.02	—	19.30	17.94	1.46	1.46	1.45	(0.44)	140,945	52
12-31-20	14.90	(0.01)	2.37	2.36	—	—	—	—	—	17.26	15.84	1.47	1.47	1.46	(0.03)	128,295	71
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class I
12-31-24	14.92	0.06•	1.59	1.65	0.08	—	—	0.08	—	16.49	11.09	0.88	0.88	0.87	0.41	209,997	55
12-31-23	14.19	0.07•	1.66	1.73	0.05	0.95	—	1.00	—	14.92	12.46	0.88	0.88	0.86	0.52	203,320	46
12-31-22	21.28	0.07•	(3.95)	(3.88)	—	3.21	—	3.21	—	14.19	(17.57)	0.87	0.87	0.87	0.43	229,935	46
12-31-21	18.89	0.04•	3.45	3.49	0.08	1.02	—	1.10	—	21.28	18.71	0.86	0.86	0.85	0.18	282,032	52
12-31-20	16.21	0.10	2.58	2.68	—	—	—	—	—	18.89	16.53	0.87	0.87	0.86	0.57	211,266	71
Class R6
12-31-24	14.90	0.06•	1.59	1.65	0.08	—	—	0.08	—	16.47	11.11	0.88	0.88	0.87	0.40	30,642	55
12-31-23	14.17	0.08•	1.65	1.73	0.05	0.95	—	1.00	—	14.90	12.48	0.88	0.88	0.86	0.53	32,760	46
12-31-22	21.25	0.05•	(3.92)	(3.87)	—	3.21	—	3.21	—	14.17	(17.55)	0.87	0.87	0.87	0.30	31,036	46
12-31-21	18.87	0.03•	3.45	3.48	0.08	1.02	—	1.10	—	21.25	18.67	0.86	0.86	0.85	0.16	129,718	52
12-31-20	16.20	0.11•	2.56	2.67	—	—	—	—	—	18.87	16.48	0.87	0.87	0.86	0.70	118,342	71
Class S
12-31-24	14.49	0.02•	1.53	1.55	0.04	—	—	0.04	—	16.00	10.74	1.13	1.13	1.12	0.15	77,527	55
12-31-23	13.80	0.04•	1.62	1.66	0.02	0.95	—	0.97	—	14.49	12.26	1.13	1.13	1.11	0.28	86,418	46
12-31-22	20.85	0.03•	(3.87)	(3.84)	—	3.21	—	3.21	—	13.80	(17.76)	1.12	1.12	1.12	0.16	86,656	46
12-31-21	18.55	(0.02)•	3.38	3.36	0.04	1.02	—	1.06	—	20.85	18.32	1.11	1.11	1.10	(0.09)	124,185	52
12-31-20	15.95	0.05	2.55	2.60	—	—	—	—	—	18.55	16.30	1.12	1.12	1.11	0.31	122,575	71
Class S2
12-31-24	14.15	(0.00)*•	1.50	1.50	0.01	—	—	0.01	—	15.64	10.60	1.28	1.28	1.27	(0.03)	1,791	55
12-31-23	13.51	0.02•	1.57	1.59	—	0.95	—	0.95	—	14.15	12.00	1.28	1.28	1.26	0.13	5,862	46
12-31-22	20.52	0.00*	(3.80)	(3.80)	—	3.21	—	3.21	—	13.51	(17.86)	1.27	1.27	1.27	0.01	6,076	46
12-31-21	18.27	(0.05)•	3.33	3.28	0.01	1.02	—	1.03	—	20.52	18.17	1.26	1.26	1.25	(0.24)	8,692	52
12-31-20	15.74	0.03	2.50	2.53	—	—	—	—	—	18.27	16.07	1.27	1.27	1.26	0.16	8,312	71
VY® Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-24	14.14	(0.00)*•	1.11	1.11	0.04	1.51	—	1.55	—	13.70	8.31	1.59	1.56	1.56	(0.02)	93,354	32
12-31-23	13.36	0.03•	2.01	2.04	0.03	1.23	—	1.26	—	14.14	15.52	1.58	1.56	1.56	0.20	104,981	15
12-31-22	18.19	0.02•	(3.31)	(3.29)	0.05	1.49	—	1.54	—	13.36	(17.90)	1.58	1.55	1.55	0.16	103,692	14
12-31-21	16.52	0.03•	3.34	3.37	0.09	1.61	—	1.70	—	18.19	21.26	1.57	1.54	1.54	0.18	138,475	11
12-31-20	16.06	0.06	1.86	1.92	0.09	1.37	—	1.46	—	16.52	12.87	1.57	1.54	1.54	0.40	120,606	16
Class R6
12-31-24	15.83	0.09•	1.24	1.33	0.13	1.51	—	1.64	—	15.52	8.88	0.99	0.96	0.96	0.59	1,207	32
12-31-23	14.81	0.12•	2.26	2.38	0.13	1.23	—	1.36	—	15.83	16.30	0.98	0.96	0.96	0.80	1,773	15
12-31-22	19.98	0.12•	(3.64)	(3.52)	0.16	1.49	—	1.65	—	14.81	(17.43)	0.98	0.95	0.95	0.77	1,673	14
12-31-21	17.97	0.15•	3.65	3.80	0.18	1.61	—	1.79	—	19.98	22.01	0.97	0.94	0.94	0.79	1,828	11
12-31-20	17.33	0.17•	2.01	2.18	0.17	1.37	—	1.54	—	17.97	13.55	0.97	0.94	0.94	0.98	1,301	16
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class S
12-31-24	15.89	0.05•	1.26	1.31	0.09	1.51	—	1.60	—	15.60	8.67	1.24	1.21	1.21	0.33	164,470	32
12-31-23	14.87	0.08•	2.25	2.33	0.08	1.23	—	1.31	—	15.89	15.91	1.23	1.21	1.21	0.55	183,705	15
12-31-22	20.02	0.08•	(3.64)	(3.56)	0.10	1.49	—	1.59	—	14.87	(17.58)	1.23	1.20	1.20	0.51	185,295	14
12-31-21	18.01	0.10•	3.65	3.75	0.13	1.61	—	1.74	—	20.02	21.66	1.22	1.19	1.19	0.52	260,008	11
12-31-20	17.36	0.14	2.01	2.15	0.13	1.37	—	1.50	—	18.01	13.28	1.22	1.19	1.19	0.74	260,901	16
Class S2
12-31-24	15.67	0.03•	1.23	1.26	0.07	1.51	—	1.58	—	15.35	8.43	1.39	1.36	1.36	0.18	26,623	32
12-31-23	14.67	0.06•	2.22	2.28	0.05	1.23	—	1.28	—	15.67	15.80	1.38	1.36	1.36	0.39	28,173	15
12-31-22	19.77	0.06•	(3.60)	(3.54)	0.07	1.49	—	1.56	—	14.67	(17.72)	1.38	1.35	1.35	0.36	28,024	14
12-31-21	17.80	0.07•	3.61	3.68	0.10	1.61	—	1.71	—	19.77	21.53	1.37	1.34	1.34	0.37	40,135	11
12-31-20	17.18	0.11	1.98	2.09	0.10	1.37	—	1.47	—	17.80	13.06	1.37	1.34	1.34	0.60	38,585	16
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-24	24.19	0.43•	2.49	2.92	0.37	0.34	—	0.71	—	26.40	12.11	1.24	1.24	1.24	1.69	2,029,776	84
12-31-23	23.00	0.44•	3.58	4.02	0.14	2.69	—	2.83	—	24.19	18.16	1.24	1.24	1.24	1.86	1,826,729	75
12-31-22	30.88	0.25•	(4.19)	(3.94)	0.26	3.68	—	3.94	—	23.00	(12.47)	1.24	1.24	1.24	0.95	1,586,695	90
12-31-21	29.91	0.14•	4.98	5.12	0.16	3.99	—	4.15	—	30.88	17.97	1.24	1.24	1.24	0.47	1,891,868	58
12-31-20	27.98	0.20•	4.33	4.53	0.29	2.31	—	2.60	—	29.91	17.54	1.24	1.24	1.24	0.71	1,555,873	98
Class I
12-31-24	26.09	0.64•	2.68	3.32	0.84	0.34	—	1.18	—	28.23	12.75	0.64	0.64	0.64	2.29	1,896,044	84
12-31-23	24.83	0.63•	3.90	4.53	0.58	2.69	—	3.27	—	26.09	18.92	0.64	0.64	0.64	2.46	1,712,529	75
12-31-22	32.96	0.44•	(4.48)	(4.04)	0.41	3.68	—	4.09	—	24.83	(11.96)	0.64	0.64	0.64	1.57	1,447,933	90
12-31-21	31.64	0.35•	5.29	5.64	0.33	3.99	—	4.32	—	32.96	18.67	0.64	0.64	0.64	1.07	1,553,598	58
12-31-20	29.41	0.38•	4.61	4.99	0.45	2.31	—	2.76	—	31.64	18.28	0.64	0.64	0.64	1.31	1,280,224	98
Class R6
12-31-24	26.11	0.64•	2.69	3.33	0.84	0.34	—	1.18	—	28.26	12.78	0.64	0.64	0.64	2.29	693,687	84
12-31-23	24.85	0.63•	3.90	4.53	0.58	2.69	—	3.27	—	26.11	18.90	0.64	0.64	0.64	2.46	621,535	75
12-31-22	32.98	0.44•	(4.48)	(4.04)	0.41	3.68	—	4.09	—	24.85	(11.96)	0.64	0.64	0.64	1.55	525,750	90
12-31-21	31.66	0.35•	5.29	5.64	0.33	3.99	—	4.32	—	32.98	18.66	0.64	0.64	0.64	1.07	620,373	58
12-31-20	29.43	0.38•	4.61	4.99	0.45	2.31	—	2.76	—	31.66	18.27	0.64	0.64	0.64	1.30	542,043	98
Class S
12-31-24	26.08	0.57•	2.68	3.25	0.72	0.34	—	1.06	—	28.27	12.49	0.89	0.89	0.89	2.05	1,962,100	84
12-31-23	24.83	0.57•	3.89	4.46	0.52	2.69	—	3.21	—	26.08	18.60	0.89	0.89	0.89	2.20	3,912,825	75
12-31-22	32.96	0.36•	(4.47)	(4.11)	0.34	3.68	—	4.02	—	24.83	(12.18)	0.89	0.89	0.89	1.30	3,757,937	90
12-31-21	31.64	0.27•	5.29	5.56	0.25	3.99	—	4.24	—	32.96	18.40	0.89	0.89	0.89	0.82	4,700,019	58
12-31-20	29.42	0.32	4.59	4.91	0.38	2.31	—	2.69	—	31.64	17.97	0.89	0.89	0.89	1.06	4,426,278	98
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class S2
12-31-24	25.64	0.51•	2.63	3.14	0.78	0.34	—	1.12	—	27.66	12.29	1.04	1.04	1.04	1.91	15,724	84
12-31-23	24.55	0.52•	3.84	4.36	0.58	2.69	—	3.27	—	25.64	18.42	1.04	1.04	1.04	2.05	56,946	75
12-31-22	32.63	0.32•	(4.43)	(4.11)	0.29	3.68	—	3.97	—	24.55	(12.30)	1.04	1.04	1.04	1.14	53,434	90
12-31-21	31.37	0.22•	5.23	5.45	0.20	3.99	—	4.19	—	32.63	18.19	1.04	1.04	1.04	0.67	71,364	58
12-31-20	29.19	0.28	4.54	4.82	0.33	2.31	—	2.64	—	31.37	17.82	1.04	1.04	1.04	0.91	70,966	98
VY® T. Rowe Price Equity Income Portfolio
Class ADV
12-31-24	9.70	0.14•	0.94	1.08	0.16	0.52	—	0.68	—	10.10	11.13	1.24	1.21	1.21	1.31	59,424	21
12-31-23	9.64	0.15•	0.68	0.83	0.16	0.61	—	0.77	—	9.70	8.94	1.24	1.21	1.21	1.63	57,865	16
12-31-22	11.48	0.16•	(0.67)	(0.51)	0.17	1.16	—	1.33	—	9.64	(3.85)	1.24	1.21	1.21	1.57	60,127	18
12-31-21	9.46	0.12•	2.23	2.35	0.14	0.19	—	0.33	—	11.48	24.97	1.24	1.21	1.21	1.12	58,287	19
12-31-20	9.97	0.17	(0.19)	(0.02)	0.37	0.12	—	0.49	—	9.46	0.64	1.24	1.21	1.21	1.87	47,110	25
Class I
12-31-24	10.03	0.20•	0.97	1.17	0.21	0.52	—	0.73	—	10.47	11.75	0.64	0.61	0.61	1.91	64,366	21
12-31-23	9.94	0.22•	0.70	0.92	0.22	0.61	—	0.83	—	10.03	9.57	0.64	0.61	0.61	2.23	61,929	16
12-31-22	11.78	0.23•	(0.69)	(0.46)	0.22	1.16	—	1.38	—	9.94	(3.22)	0.64	0.61	0.61	2.14	67,596	18
12-31-21	9.70	0.19•	2.29	2.48	0.21	0.19	—	0.40	—	11.78	25.66	0.64	0.61	0.61	1.71	73,572	19
12-31-20	10.27	0.23	(0.20)	0.03	0.48	0.12	—	0.60	—	9.70	1.27	0.64	0.61	0.61	2.47	77,346	25
Class S
12-31-24	10.23	0.18•	0.99	1.17	0.19	0.52	—	0.71	—	10.69	11.45	0.89	0.86	0.86	1.66	138,782	21
12-31-23	10.12	0.20•	0.71	0.91	0.19	0.61	—	0.80	—	10.23	9.33	0.89	0.86	0.86	1.98	137,827	16
12-31-22	11.96	0.21•	(0.69)	(0.48)	0.20	1.16	—	1.36	—	10.12	(3.41)	0.89	0.86	0.86	1.88	141,080	18
12-31-21	9.85	0.17•	2.31	2.48	0.18	0.19	—	0.37	—	11.96	25.27	0.89	0.86	0.86	1.47	158,847	19
12-31-20	10.31	0.22	(0.20)	0.02	0.36	0.12	—	0.48	—	9.85	0.95	0.89	0.86	0.86	2.22	141,486	25
Class S2
12-31-24	9.84	0.16•	0.95	1.11	0.16	0.52	—	0.68	—	10.27	11.34	1.04	1.01	1.01	1.51	75,731	21
12-31-23	9.76	0.18•	0.68	0.86	0.17	0.61	—	0.78	—	9.84	9.12	1.04	1.01	1.01	1.83	75,390	16
12-31-22	11.59	0.18•	(0.67)	(0.49)	0.18	1.16	—	1.34	—	9.76	(3.57)	1.04	1.01	1.01	1.73	76,937	18
12-31-21	9.55	0.14•	2.26	2.40	0.17	0.19	—	0.36	—	11.59	25.15	1.04	1.01	1.01	1.32	88,637	19
12-31-20	10.07	0.20	(0.20)	0.00*	0.40	0.12	—	0.52	—	9.55	0.85	1.04	1.01	1.01	2.07	80,591	25
See Accompanying Notes to Financial Highlights

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges.
(2)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or the Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or the Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
•
Calculated using average number of shares outstanding throughout the year or period.
*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

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TO OBTAIN MORE INFORMATION
You will find more information about the Portfolios in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS AND FORM N-CSR
In each Portfolio’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. In a Portfolio’s Form N-CSR, you will find the Portfolio’s financial statements.
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains additional information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call, or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-366-0066
or visit our website at www.voyainvestments.com
Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:publicinfo@sec.gov.
When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

Voya Investors Trust	811-05629
Voya Balanced Income Portfolio
Voya Government Liquid Assets Portfolio
Voya High Yield Portfolio
Voya Inflation Protected Bond Plus Portfolio
Voya Large Cap Growth Portfolio
Voya Large Cap Value Portfolio
Voya Limited Maturity Bond Portfolio
Voya U.S. Stock Index Portfolio

VY® CBRE Global Real Estate Portfolio
VY® CBRE Real Estate Portfolio
VY® Invesco Growth and Income Portfolio
VY® JPMorgan Emerging Markets Equity Portfolio
VY® JPMorgan Small Cap Core Equity Portfolio
VY® Morgan Stanley Global Franchise Portfolio
VY® T. Rowe Price Capital Appreciation Portfolio
VY® T. Rowe Price Equity Income Portfolio

PRO-5629(0525-050125)

May 1, 2025
Prospectus

•
VY® CBRE Global Real Estate Portfolio
Class/Ticker: ADV/ICRNX; I/IRGIX; S/IRGTX; S2/IRGSX

The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

VY® CBRE Global Real Estate Portfolio
Investment Objective
The Portfolio seeks high total return consisting of capital appreciation and current income.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.90	0.90	0.90	0.90
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25	0.40
Other Expenses	%	0.16	0.16	0.16	0.16
Total Annual Portfolio Operating Expenses	%	1.66	1.06	1.31	1.46
Waivers and Reimbursements[2]	%	(0.16)	(0.16)	(0.16)	(0.16)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.50	0.90	1.15	1.30
1
Expense information has been restated to reflect current contractual rates.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.50%, 0.90%, 1.15%, and 1.30% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2026. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Termination or modification of these obligations requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$153	508	887	1,952
I	$92	321	569	1,280
S	$117	399	703	1,565
S2	$132	446	782	1,733
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances , the Portfolio invests at least 80% of its net assets ( plus the amount of any borrowings for investment purposes) in investments tied to companies that are principally engaged in the real estate industry. For purposes of this 80% policy, a company is principally engaged in the real estate industry if the company: (i) derives at least 50% of its
1
VY® CBRE Global Real Estate Portfolio

total revenue or earnings from owning, operating, leasing, developing, constructing, financing, managing, brokering, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. For purposes of this 80% policy , companies principally engaged in the real estate industry may include, without limitation , real estate investment trusts (“REITs”), master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers, and companies with substantial real estate holdings.
The sub-adviser (the “Sub-Adviser”) may invest in companies of any market capitalization. However, the Sub-Adviser will generally not invest in companies with market capitalizations of less than $100 million at the time of purchase. The Portfolio may also invest in convertible securities, initial public offerings (“IPOs”), and Rule 144A securities. The Portfolio will have investments located in a number of different countries, including the United States. The Portfolio may invest in companies located in countries with emerging securities markets.
The Portfolio may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”).
The Sub-Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.
First, the Sub-Adviser selects sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.
Second, the Sub-Adviser uses proprietary analytical techniques to conduct fundamental company analysis, which provides a framework for security selection. This approach incorporates several quantitative and qualitative factors that aid in evaluating performance characteristics of individual securities independently and relative to each other.
The Sub-Adviser will also typically employ third-party portfolio optimization tools to help in its evaluation of the Portfolio’s current portfolio and its identification of potential investments for the Portfolio.
In evaluating investments for the Portfolio, the Sub-Adviser takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of a company. Among the factors considered, the Sub-Adviser expects typically to take into account environmental, social, and governance (“ESG”) factors. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through internal research and information from independent global providers of ESG and corporate governance research. ESG factors will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; as ESG assessment is considered alongside the fundamental valuation model in the Sub-Adviser’s analysis, the Sub-Adviser generally will not forgo potential investments strictly based on the evaluation of ESG factors.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Concentration: To the extent that the Portfolio “concentrates,” as that term is defined in the 1940 Act, its assets in securities of a particular industry or group of industries, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry or group of industries, and if securities of such industry or group of industries fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that is more broadly invested across industries.
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•
Real Estate Industry: Investments in companies involved in the real estate industry, including real estate investment trusts, may be subject to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war, or other acts that destroy real property. In addition, these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, zoning changes, overbuilding, overall declines in the economy, and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements. Although interest rates have significantly increased since 2022, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt, and other debt instruments). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies, and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs, and other expenses have increased; and rents have declined for many properties.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Initial Public Offerings: Investments in IPOs and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that the IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If the Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.
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Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre- paid . Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or
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long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Master Limited Partnership: Master Limited Partnerships (“MLPs”) are limited partnerships in which ownership interests are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines. MLP may also invest in other types of investments, including credit-related investments. Investments held by MLPs may be illiquid. Certain MLP units may trade infrequently and in limited volume and may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Investments in MLPs may adversely affect the ability of the Portfolio to qualify for special tax treatment as a regulated investment company.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
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Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and additional indices with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	4th Quarter 2023	17.41%
Worst quarter:	1st Quarter 2020	-27.09%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	-0.24	1.04	2.54	N/A	4/28/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
FTSE EPRA Nareit Developed Index(1)(2)%	0.94	-1.00	2.23	N/A
S&P 500® Index(1)(3)%	25.02	14.53	13.10	N/A
Class I %	0.38	1.65	3.16	N/A	1/3/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
FTSE EPRA Nareit Developed Index(1)(2)%	0.94	-1.00	2.23	N/A
S&P 500® Index(1)(3)%	25.02	14.53	13.10	N/A
Class S %	0.12	1.41	2.90	N/A	1/3/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
FTSE EPRA Nareit Developed Index(1)(2)%	0.94	-1.00	2.23	N/A
S&P 500® Index(1)(3)%	25.02	14.53	13.10	N/A
Class S2%	-0.02	1.24	2.74	N/A	5/3/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
FTSE EPRA Nareit Developed Index(1)(2)%	0.94	-1.00	2.23	N/A
S&P 500® Index(1)(3)%	25.02	14.53	13.10	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the FTSE EPRA Nareit Developed Index to the MSCI All Country World Index (“MSCI ACWI”) in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the FTSE EPRA Nareit Developed Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
(3)
The index returns do not reflect deductions for fees, expenses, or taxes.
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6

Portfolio Management

Investment Adviser
Voya Investments, LLC

Sub-Adviser
CBRE Investment Management Listed Real Assets, LLC

Portfolio Managers
Christopher S. Reich, CFA Portfolio Manager (since 01/20)	Joseph P. Smith, CFA Portfolio Manager (since 02/07)
Kenneth S. Weinberg, CFA Portfolio Manager (since 01/22)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Portfolio's Statement of Additional Information (the “SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.
Neither this Prospectus, nor the related SAI, nor other communications to shareholders, such as proxy statements, is intended, or should be read, to be or give rise to an agreement or contract between Voya Investors Trust (the “Trust”), the Board of Trustees (the “Board”), or the Portfolio and any investor, or to give rise to any rights to any shareholder or other person other than any rights under U.S. federal or state law.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern, as well as other factors. Accordingly, the performance of the Portfolio can be expected to vary from the performance of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Portfolio. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”).
The Portfolio is a series of the Trust, a Massachusetts business trust. The Portfolio is managed by Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”).
Portfolio shares may be classified into different classes of shares. The classes of shares of the Portfolio would be substantially the same except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio.
Fundamental Investment Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. Other policies and investment strategies may be changed without a shareholder vote.
Non-Fundamental Investment Policies
The Portfolio has adopted a non-fundamental investment policy to invest the Portfolio's assets in securities that are consistent with the Portfolio's name. Non-fundamental policies may be changed by a vote of the Portfolio's Board and without shareholder vote. For more information about the Portfolio's non-fundamental investment policies, please consult the SAI.
Portfolio Diversification
The Portfolio is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Positions
When the Investment Adviser or the sub-adviser (the “Sub-Adviser”) anticipates adverse or unusual market, economic, political, or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio may make investments believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, higher quality debt instruments,
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more liquid securities, or others. While the Portfolio invests defensively, it may not achieve its investment objective. The Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such defensive position may be utilized.
Percentage and Rating Limitations
Unless otherwise indicated or as required by applicable law or regulation, the percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment. If such a limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets or a change in market capitalization of a company, or any subsequent change in rating, will generally not constitute a violation of that limitation.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Portfolio's fiscal year ends December 31. Shareholders are provided with annual and semi-annual shareholder reports that highlight key information to shareholders. Other information, including financial statements, is available on the Voya funds’ website (https://individuals.voya.com/literature), delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
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Additional Information About the Investment Objective
The Portfolio's investment objective is non-fundamental and may be changed by a vote of the Board, without shareholder approval. The Portfolio will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.
Additional Information About Principal Investment Strategies
For a complete description of the Portfolio's principal investment strategies, please see the Portfolio's summary prospectus or the Portfolio’s summary section in this Prospectus.
Additional Information About 80% Investment Policy Related to Portfolio Name
The Portfolio has adopted a policy to invest in accordance with the investment focus that the Portfolio’s name suggests, as set forth in the table below (the “80% Investment Policy”). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in its 80% Investment Policy.
For purposes of satisfying its 80% Investment Policy, the Portfolio may also invest in derivatives and other synthetic instruments and other investment companies, including ETFs, as applicable, that provide investment exposure to, or exposure to risk factors associated with, the investment focus that the Portfolio's name suggests.

Portfolio	80% Investment Policy	Additional Information About the 80% Investment Policy
VY® CBRE Global Real Estate Portfolio
Under normal circumstances, the Portfolio
invests at least 80% of its net assets (plus
the amount of any borrowings for investment
purposes) in investments tied to companies
that are principally engaged in the real estate
industry.

For purposes of this 80% policy, a company is principally engaged in the real estate industry if the company: (i) derives at least 50% of its total revenue or earnings from owning, operating, leasing,
developing, constructing, financing, managing, brokering, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. For purposes of this
80% policy, companies principally engaged in the real estate industry may include, without limitation, REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers, and companies with substantial real estate holdings.

Additional Information About the Principal Risks
All mutual funds involve risk—some more than others—and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the principal risks associated with certain types of the investments in which the Portfolio may invest and certain of the investment practices that the Portfolio may use. The discussion below expands on the risks included in the Portfolio's summary section of the Prospectus. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Adviser or Sub-Adviser, as the case may be, can decide whether to use them. The Portfolio may invest in these securities or use these techniques as part of its principal investment strategies. However, the Investment Adviser or Sub-Adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio’s principal investment strategies.
For more information about these and other types of securities and investment techniques that may be used by the Portfolio, see the SAI.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
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Concentration: To the extent that the Portfolio “concentrates,” as that term is defined in the 1940 Act, its assets in securities of a particular industry or group of industries, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry or group of industries, and if securities of such industry or group of industries fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that is more broadly invested across industries.
•
Real Estate Industry: Investments in companies involved in the real estate industry, including real estate investment trusts, may be subject to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war, or other acts that destroy real property. In addition, these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, zoning changes, overbuilding, overall declines in the economy, and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements. Although interest rates have significantly increased since 2022, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt, and other debt instruments). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies, and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs, and other expenses have increased; and rents have declined for many properties.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk. The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying stock because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying stock. Convertible securities may be rated below investment grade and therefore may be subject to greater levels of credit risk and liquidity risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, the Portfolio could lose money; such events may also have the effect of reducing the Portfolio's distributable income. There is a risk that the Portfolio may convert a convertible security at an inopportune time, which may decrease the Portfolio’s returns.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by the U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the U.S. or abroad.
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG
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factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: To the extent the Portfolio invests in securities of issuers in markets outside the U.S., its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social, and economic conditions and limited or ineffectual judicial systems; wars; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting, auditing and financial reporting standards and practices; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses.
Economic or other sanctions imposed on a foreign (non-U.S.) country or issuer by the U.S. or on the U.S. by a foreign (non-U.S.) country, could impair the Portfolio's ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. In addition, foreign withholding or other taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign (non-U.S.) investments. Depositary receipts are subject to risks of foreign (non-U.S.) investments and might not always track the price of the underlying foreign (non-U.S.) security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
The United Kingdom (the “UK”) left the European Union (the “EU”) on January 31, 2020 (commonly known as “Brexit”) and entered into an 11-month transition period during which the UK remained part of the EU single market and customs union. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new Trade and Cooperation Agreement. This agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as before, including in relation to financial services . Consequently, uncertainty remains in certain areas regarding the future UK - EU relationship .
From January 1, 2021, EU laws ceased to apply in the UK, with many being assimilated into UK law until repealed, replaced, or amended. The UK government has enacted legislation to make substantial amendments to these laws, creating unpredictable consequences for financial markets and investments. Brexit could significantly impact the UK, European, and global macroeconomic conditions, leading to prolonged political, legal, regulatory, tax, and economic uncertainty. This uncertainty may affect opportunities, pricing, availability, and cost of financing, regulation, values, or exit opportunities of companies or assets based in, doing business with, or having significant relationships in the UK or EU.
Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less developed or liquid markets. In certain emerging market countries, governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign (non-U.S.) countries. Investors in foreign (non-U.S.) countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign (non-U.S.) issuers or persons is limited.
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Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Failed settlements can result in losses.
In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Portfolio’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Portfolio may also need to seek other markets in which to transact in such securities, which could increase the Portfolio’s costs.
Initial Public Offerings: Investments in IPOs and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that the IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If the Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future , cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Proprietary investment models used by the Sub-Adviser to evaluate securities or securities markets are based on the Sub-Adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the proprietary investment models. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The
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prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Master Limited Partnership: Master Limited Partnerships (“MLPs”) are limited partnerships in which ownership interests are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines. MLP may also invest in other types of investments, including credit-related investments. Investments
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held by MLPs may be illiquid. Certain MLP units may trade infrequently and in limited volume and may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Investments in MLPs may adversely affect the ability of the Portfolio to qualify for special tax treatment as a regulated investment company.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject.
ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. Additional risks of investments in ETFs include that: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from an exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading of an ETF’s shares. Other investment companies include Holding Company Depositary Receipts (“HOLDRs”). Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, market interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
The Portfolio seeks to minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity. In the event of a borrower default, the Portfolio will be protected to the extent the Portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. The Portfolio is protected by its securities lending agent, which has agreed to indemnify the Portfolio from losses resulting from borrower default.
Further Information About Principal Risks
The following provides additional information about certain aspects of the principal risks described above.
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Counterparty: The entity with which the Portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, the Portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions or when the Portfolio conducts business with a limited number of counterparties.
Duration: One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond’s price to market interest rate movements and is one of the tools used by a portfolio manager in selecting debt instruments. Duration measures the average life of a bond on a present value basis by incorporating into one measure a bond’s yield, coupons, final maturity and call features. As a point of reference, the duration of a non-callable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a non-callable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in market interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 5 years would be expected to fall approximately 5% if market interest rates rose by 1%. Conversely, the price of a bond with an average duration of 5 years would be expected to rise approximately 5% if market interest rates dropped by 1%.
Inflation: Inflation risk is the risk that the value of assets or income from the Portfolio's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the value of the Portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors and the Portfolio's investments may not keep pace with inflation, which may result in losses to the Portfolio’s investors or adversely affect the value of shareholders' investments in the Portfolio.
Investment by Other Funds: Certain funds-of-funds, including some Voya funds, may invest in the Portfolio. If investments by these other funds result in large inflows or outflows of cash from the Portfolio, the Portfolio could be required to sell securities or invest cash at times, or in ways, that could, among other things, negatively impact its performance, speed the realization of capital gains, increase its portfolio turnover, affect the liquidity of its portfolio, or increase transaction costs. The manager will monitor transactions by such funds-of-funds and will attempt to minimize any adverse effects these transactions may have on the Portfolio. If shares of the Portfolio are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act or Rule 12d1-4 thereunder and the Portfolio purchases shares of other investment companies in reliance on Rule 12d1-4, the Portfolio will not be able to make new investments in other funds, including private funds, if, as a result of such investment, more than 10% of the Portfolio’s assets would be invested in other funds or private funds, subject to certain exceptions.
Leverage: Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities, short sales, and the use of when-issued, delayed delivery or forward commitment transactions. The use of certain derivatives may also increase leveraging risk and, in some cases, adverse changes in the value or level of a derivative’s underlying asset, rate, or index may result in potentially unlimited losses. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile than if the Portfolio had not been leveraged. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. There can be no guarantee that a leveraging strategy will be successful.
Manager: The Portfolio is subject to manager risk because it is an actively managed investment portfolio. The Investment Adviser, the Sub-Adviser, or each individual portfolio manager will make judgments and apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions will produce the desired results. The Portfolio’s portfolio may fail to produce the intended results, and the Portfolio’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different applications by different managers. One manager’s value approach may be different from that of another, and one manager’s growth approach may be different from that of another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as
16

MORE INFORMATION ABOUT THE PORTFOLIO (continued)

growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
Operational: The Portfolio, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. Cyber-attacks, disruptions, or failures that affect the Portfolio’s service providers, counterparties, market participants, or issuers of securities held by the Portfolio may adversely affect the Portfolio and its shareholders, including by causing losses or impairing the Portfolio’s operations. Information relating to the Portfolio’s investments has been and will in the future be delivered electronically, which can give rise to a number of risks, including, but not limited to, the risks that such communications may not be secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient.
17

PORTFOLIO HOLDINGS INFORMATION

A description of the Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the SAI. Portfolio holdings information can be reviewed online at https://individuals.voya.com/product/variable-portfolio/prospectuses-reports.
18

MANAGEMENT OF THE PORTFOLIO

Investment Adviser
Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, the Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
Voya Investments' principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
Management Fee
The Investment Adviser receives an annual fee for its services to the Portfolio. The fee is payable in monthly installments based on the average daily net assets of the Portfolio.
The Investment Adviser is responsible for all of its own costs, including costs of the personnel required to carry out its duties.
The following table shows the aggregate annual management fee paid by the Portfolio for the most recent fiscal year as a percentage of the Portfolio’s average daily net assets.

Management Fee
VY® CBRE Global Real Estate Portfolio	0.90%
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolio’s annual financial statements and other information filed on Form N-CSR which covers the one-year period ended December 31, 2024.
Sub-Adviser
The Investment Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio's portfolio.
The Investment Adviser acts as a “manager-of-managers” for the Portfolio. The Investment Adviser has ultimate responsibility, subject to the oversight of the Portfolio’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolio and the Investment Adviser have received exemptive relief from the SEC which permits the Investment Adviser, with the approval of the Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Investment Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Adviser or of another company that indirectly or directly wholly owns the Investment Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Investment Adviser delegates to the Sub-Adviser(s) of the Portfolio the responsibility for day-to-day investment management, subject to the Investment Adviser’s oversight. The Investment Adviser is responsible for, among other things, monitoring the investment program and performance of the Sub-Adviser(s). Pursuant to the exemptive relief, the Investment Adviser, with the approval of the Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolio’s assets among other sub-advisers.
The Investment Adviser’s selection of sub-advisers presents conflicts of interest. The Investment Adviser will have an economic incentive to select sub-advisers that charge the lowest sub-advisory fees, to select sub-advisers affiliated with it, or to manage a portion of the Portfolio itself. The Investment Adviser may retain an affiliated sub-adviser (or delay terminating an affiliated sub-adviser) in order to help that sub-adviser achieve or maintain scale in an investment strategy or increase its assets under management. The Investment Adviser may select or retain an affiliated sub-adviser even in cases where another potential sub-adviser or an existing sub-adviser might charge a lower fee or have more favorable historical investment performance.
19

MANAGEMENT OF THE PORTFOLIO (continued)

In the event that the Investment Adviser exercises its discretion to replace a sub-adviser or appoint a new sub-adviser, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The replacement of an existing sub-adviser or appointment of a new sub-adviser may be accompanied by a change to the Portfolio’s name and/or investment strategies.
A sub-advisory agreement can be terminated by the Investment Adviser, the Portfolio’s Board, or the Sub-Adviser, provided that the conditions of such termination, as set forth in the agreement, are met. In addition, a sub-advisory agreement may be terminated by the Portfolio’s shareholders. In the event a sub-advisory agreement is terminated, the Sub-Adviser(s) may be replaced, subject to any regulatory requirements, or the Investment Adviser may assume day-to-day investment management of the Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Portfolio’s shareholders.
CBRE Investment Management Listed Real Assets, LLC
CBRE Investment Management Listed Real Assets, LLC (“CBRE” or the “Sub-Adviser”), whose predecessor firm was founded in 1969, is a Delaware limited liability company and is registered with the SEC as an investment adviser. CBRE provides investment advice to institutional client accounts and is a unit of CBRE Investment Management, the independently-operated real estate investment management business of CBRE Group, Inc., a Fortune 500 and S&P 500® company headquartered in Los Angeles, California. CBRE’s principal business address is 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087.
Portfolio Management
The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio.

Portfolio Manager	Adviser or Sub-Adviser	Fund	Professional Experience
Christopher S. Reich, CFA	CBRE	VY® CBRE Global Real Estate Portfolio	Mr. Reich, Global Portfolio Manager, Head of Quantitative Investment Research, joined CBRE in 1999.
Joseph P. Smith, CFA	CBRE	VY® CBRE Global Real Estate Portfolio	Mr. Smith, President and Chief Investment Officer – Listed Real Assets, joined CBRE in 1997.
Kenneth S. Weinberg, CFA	CBRE	VY® CBRE Global Real Estate Portfolio	Mr. Weinberg, Global Portfolio Manager, joined CBRE in 2004.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and the securities each portfolio manager owns in the Portfolio(s) the portfolio manager manages.
Distributor
Voya Investments Distributor, LLC (the “Distributor”), a Delaware limited liability company, is the principal underwriter and distributor of the Portfolio. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. See “Principal Underwriter” in the SAI.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
Contractual Arrangements
The Portfolio has contractual arrangements with various service providers, which may include, among others, investment advisers, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolio. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Portfolio. This paragraph is not intended to limit any rights granted to shareholders under federal or state securities laws.
20

HOW SHARES ARE PRICED

The Portfolio is open for business every day the New York Stock Exchange (the “NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (the “NAV”) per share for each class of the Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (the “CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Portfolio is closed for business, Portfolio shares will not be priced, and the Portfolio will not process purchase or redemption orders. To the extent the Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.
Portfolio holdings for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end-of-day NAV per share. The prospectuses of the open-end registered investment companies in which the Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign (non-U.S.) securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example, when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other portfolio holdings, the portfolio holding is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Portfolio’s portfolio holdings, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Portfolio’s Sub-Adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers, and other market data may be reviewed in the course of making a good faith determination of the fair value of a portfolio holding. Because trading hours for certain foreign (non-U.S.) securities end before Market Close, closing market quotations may become unreliable. The prices of foreign (non-U.S.) securities will generally be adjusted based on inputs from a third-party pricing service that are intended to reflect valuation changes through Market Close. Because of the inherent uncertainties of fair valuation, the values used to determine the Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Portfolio.
When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
21

HOW TO BUY AND SELL SHARES

The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies (as permitted by the 1940 Act), and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations.
The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan, or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
The Portfolio currently does not foresee any disadvantages to investors if it serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which the Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Investment Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments to redeem those investments if the Qualified Plan loses (or in the opinion of the Investment Adviser, is at risk of losing) its Qualified Plan status.
The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Distribution Plans and Shareholder Service Plans
The Portfolio has a distribution and shareholder service plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Investment Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.60% (0.35% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of the Portfolio.
The Portfolio has a distribution plan pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class S2 shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class S2 shares of the Portfolio. Under the Distribution Plan, the Portfolio makes payments at an annual rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares.
Last, the Portfolio has a shareholder service plan (“Service Plan”) for Class S and Class S2 shares. These payments are made to the Distributor in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts. The Service Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class S and Class S2 shares of the Portfolio and its shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class S and Class S2 shares.
Because these distribution and shareholder service fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.
22

HOW TO BUY AND SELL SHARES (continued)

Portfolio	Class ADV	Class S	Class S2
VY® CBRE Global Real Estate Portfolio	0.60%	0.25%	0.40%
23

FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Investment Adviser or affiliated entities have agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.
The Board has made a determination not to adopt a separate policy for the Portfolio with respect to frequent purchases and redemptions of shares by the Portfolio’s shareholders, but rather to rely on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Investment Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.
Portfolios that invest in foreign (non-U.S.) securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign (non-U.S.) security and such price is not reflected in its current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign (non-U.S.) securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time it calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce its exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that the Portfolio does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Portfolio’s shares which negatively affects long-term shareholders.
The following transactions are excluded when determining whether trading activity is excessive:
•
Rebalancing to facilitate fund-of-fund arrangements or the Portfolio’s systematic exchange privileges; and
•
Purchases or sales initiated by certain other funds in the Voya family of funds.
Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.
24

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. Fees derived from the Portfolio’s Service Plan may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for servicing shareholder accounts. Shareholder services may include, among other things, administrative, record keeping, or other services that insurance companies or Qualified Plans provide to the clients who use the Portfolio as an investment option. In addition, the Investment Adviser, Distributor, or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Investment Adviser, Distributor, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Investment Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. Payments to financial intermediaries by the Distributor or its affiliates or by the Portfolio may provide an incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans over other mutual funds or products.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: C.M. Life Insurance Company, First Security Benefit Life Insurance and Annuity Company of New York, First Symetra National Life Insurance Company of New York, Lincoln Financial Group, Lincoln National Life Insurance Company, Massachusetts Mutual Life Insurance Company, Nationwide Life Insurance Company, New York Life Insurance and Annuity Corporation, Security Benefit Life Insurance Company, Security Equity Life Insurance Company, Security Life of Denver Insurance Company, Standard Life Insurance Company, Symetra Life Insurance Company, Talcott Resolution Life Insurance Company, TIAA Life Insurance Company, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Union Securities, Venerable Insurance and Annuity Company, and Zurich American Life Insurance Company. Except as discussed in further detail below, the fees payable under these agreements are for compensation for providing distribution and/or shareholder services for which the insurance companies are paid at annual rates that range from 0.00% to 0.55%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. Neither the Portfolio, the Investment Adviser, nor the Distributor are parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
25

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Portfolio generally distributes most or all of its net earnings in the form of dividends, consisting of net investment income and capital gains distributions, if any. The Portfolio distributes capital gains, if any, annually. The Portfolio also declares dividends and pays dividends consisting of net investment income, if any, annually.
All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash.
From time to time a portion of the Portfolio’s distributions may constitute a return of capital. To comply with U.S. federal tax laws, the Portfolio may also pay additional distributions of capital gains and/or ordinary income.
Tax Consequences
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
The Portfolio intends to qualify as a regulated investment company (“RIC”) for U.S. federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it timely distributes to its shareholders.
The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to U.S. federal tax on distributions of dividends and income from the Portfolio to an applicable insurance company's separate accounts.
Since the sole shareholders of the Portfolio will be separate accounts of insurance companies or other permitted investors, no discussion is included herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for the applicable contract.
See the SAI for further information about tax matters.
The tax status of your investment in the Portfolio depends upon the features of your Variable Contract. For further information, please refer to the prospectus for the Variable Contract.
26

INDEX DESCRIPTIONS

The FTSE EPRA Nareit Developed Index is designed to track the performance of listed real estate companies and real-estate investment trusts worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
The MSCI All Country World Index (“MSCI ACWI”) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
The S&P 500® Index is designed as a gauge of the performance of the large-cap segment of the U.S. equity market, is composed of 500 constituent companies, and covers approximately 80% of available market capitalization. The S&P 500® Index is a float-adjusted market cap weighted index provided by S&P Dow Jones Indices LLC.
The VY® CBRE Global Real Estate Portfolio (the “Portfolio”) is not in any way developed, connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings, including FTSE International Limited (collectively, the “LSE Group”), European Public Real Estate Association (“EPRA”), or the National Association of Real Estate Investments Trusts (“Nareit”) (and together the “Licensor Parties”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the FTSE EPRA Nareit Developed Index vest in the Licensor Parties. “FTSE®” is a trade mark of the relevant LSE Group company is used by any other LSE Group company under license. “Nareit®” is a trade mark of Nareit, “EPRA®” is a trade mark of EPRA and all are used by the LSE Group under license. The FTSE EPRA Nareit Developed Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The Licensor Parties do not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE EPRA Nareit Developed Index or (b) investment in or operation of the Portfolio. The Licensor Parties make no claim, prediction, warranty or representation either as to the results to be obtained from the Portfolio or the suitability of the FTSE EPRA Nareit Developed Index for the purpose to which it is being put by Voya Investments, LLC and/or the Portfolio’s sub-adviser.
Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together, the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy and/or completeness of the Information and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The S&P 500® Index and associated data are a product of S&P Dow Jones Indices LLC, its affiliates and/or their licensors and has been licensed for use by Voya Services Company. © 2025 S&P Dow Jones Indices LLC, its affiliates and/or their licensors. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Neither S&P Dow Jones Indices LLC, SPFS, Dow Jones, their affiliates nor their licensors (“S&P DJI”) make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and S&P DJI shall have no liability for any errors, omissions, or interruptions of any index or the data included therein.
The S&P 500® Index has been licensed for use by Voya Services Company and certain affiliates (“Voya”). S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Voya. Voya’s investment products (the “Product”) based in whole or in part on the S&P 500® Index are not sponsored, endorsed, sold or promoted by SPDJI, S&P, Dow Jones or any of their respective
27

INDEX DESCRIPTIONS (continued)

affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in the Product or purchasing securities generally or the ability of the S&P 500® Index to track general market performance. S&P Dow Jones Indices’ only relationship to Voya with respect to the Product is the licensing of the S&P 500® Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Voya or the Product. S&P Dow Jones Indices have no obligation to take the needs of Voya or the owners of the Product into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration or marketing of the Product. There is no assurance that investment products based on the SPDJI Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® Index OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANT ABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VOYA, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® Index OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VOYA, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
28

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown. Certain information reflects the financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and/or distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR, which is available upon request. The information for the prior fiscal year or period was audited by a different independent public accounting firm.
29

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® CBRE Global Real Estate Portfolio
Class ADV
12-31-24	9.98	0.23•	(0.25)	(0.02)	0.26	—	—	0.26	—	9.70	(0.24)	1.66	1.49	1.49	2.30	9,270	80
12-31-23	9.13	0.19•	0.89	1.08	0.13	0.10	—	0.23	—	9.98	11.97	1.69	1.47	1.47	2.01	10,511	95
12-31-22	13.38	0.17•	(3.54)	(3.37)	0.29	0.59	—	0.88	—	9.13	(25.39)	1.68	1.47	1.47	1.55	10,401	91
12-31-21	10.26	0.17•	3.24	3.41	0.29	—	—	0.29	—	13.38	33.56	1.66	1.47	1.47	1.48	16,348	74
12-31-20	12.77	0.15•	(1.11)	(0.96)	0.60	0.95	—	1.55	—	10.26	(5.37)	1.68	1.47	1.47	1.47	14,367	97
Class I
12-31-24	10.28	0.30•	(0.26)	0.04	0.32	—	—	0.32	—	10.00	0.38	1.06	0.89	0.89	2.91	105,217	80
12-31-23	9.41	0.25•	0.92	1.17	0.20	0.10	—	0.30	—	10.28	12.59	1.09	0.87	0.87	2.65	109,276	95
12-31-22	13.79	0.24•	(3.65)	(3.41)	0.38	0.59	—	0.97	—	9.41	(24.95)	1.08	0.87	0.87	2.19	92,596	91
12-31-21	10.55	0.25•	3.35	3.60	0.36	—	—	0.36	—	13.79	34.47	1.06	0.87	0.87	2.09	122,954	74
12-31-20	13.11	0.28	(1.21)	(0.93)	0.68	0.95	—	1.63	—	10.55	(4.83)	1.08	0.87	0.87	2.09	96,799	97
Class S
12-31-24	10.24	0.27•	(0.26)	0.01	0.29	—	—	0.29	—	9.96	0.12	1.31	1.14	1.14	2.65	53,675	80
12-31-23	9.37	0.22•	0.92	1.14	0.17	0.10	—	0.27	—	10.24	12.33	1.34	1.12	1.12	2.36	61,362	95
12-31-22	13.72	0.21•	(3.63)	(3.42)	0.34	0.59	—	0.93	—	9.37	(25.12)	1.33	1.12	1.12	1.90	61,861	91
12-31-21	10.50	0.22•	3.33	3.55	0.33	—	—	0.33	—	13.72	34.14	1.31	1.12	1.12	1.83	94,359	74
12-31-20	13.04	0.22	(1.16)	(0.94)	0.65	0.95	—	1.60	—	10.50	(5.04)	1.33	1.12	1.12	1.85	81,568	97
Class S2
12-31-24	10.35	0.25•	(0.25)	0.00*	0.28	—	—	0.28	—	10.07	(0.02)	1.46	1.29	1.29	2.48	415	80
12-31-23	9.47	0.21•	0.92	1.13	0.15	0.10	—	0.25	—	10.35	12.11	1.49	1.27	1.27	2.21	670	95
12-31-22	13.86	0.20•	(3.67)	(3.47)	0.33	0.59	—	0.92	—	9.47	(25.25)	1.48	1.27	1.27	1.77	712	91
12-31-21	10.61	0.21•	3.35	3.56	0.31	—	—	0.31	—	13.86	33.90	1.46	1.27	1.27	1.70	1,016	74
12-31-20	13.15	0.20	(1.17)	(0.97)	0.62	0.95	—	1.57	—	10.61	(5.19)	1.48	1.27	1.27	1.76	796	97
See Accompanying Notes to Financial Highlights
30

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges.
(2)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(3)
Ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or the Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or the Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
•
Calculated using average number of shares outstanding throughout the year or period.
31

TO OBTAIN MORE INFORMATION
You will find more information about the Portfolio in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS AND FORM N-CSR
In the Portfolio's annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. In the Portfolio's Form N- CSR filings, you will find the Portfolio's annual and semi-annual financial statements.
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains additional information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call, or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-366-0066
or visit our website at www.voyainvestments.com
Reports and other information about the Portfolio are available on the EDGAR Database on the SEC's Internet website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
When contacting the SEC, you will want to refer to the Portfolio's SEC file number. The file number is as follows:

Voya Investors Trust	811-05629
VY® CBRE Global Real Estate Portfolio
PRO-464280(0525-050125)

May 1, 2025
Prospectus

•
Voya Global Perspectives® Portfolio
Class/Ticker: ADV/IPARX; I/IPIRX; S/IPSRX

The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Voya Global Perspectives® Portfolio
Investment Objective
The Portfolio seeks total return.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees	%	0.20	0.20	0.20
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25
Other Expenses	%	0.11	0.11	0.11
Acquired Fund Fees and Expenses	%	0.59	0.59	0.59
Total Annual Portfolio Operating Expenses[2]	%	1.50	0.90	1.15
Waivers and Reimbursements[3]	%	(0.41)	(0.07)	(0.07)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.09	0.83	1.08
1
Expense information has been restated to reflect current contractual rates.
2
Total Annual Portfolio Operating Expenses shown may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
3
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.55%, 0.95%, and 1.20% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2026. In addition, the Investment Adviser is contractually obligated to further limit expenses to 1.09%, 0.83%, and 1.08% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2026. These limitations do not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. These limitations are subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. The distributor is contractually obligated to waive 0.30% of the distribution fee for Class ADV shares through May 1, 2026. Termination or modification of these obligations requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$111	434	780	1,755
I	$85	280	492	1,101
S	$110	358	626	1,391
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 40% of the average value of its portfolio.
1
Voya Global Perspectives® Portfolio

Principal Investment Strategies
Under normal circumstances, the sub-adviser (the “Sub-Adviser”) invests the assets of the Portfolio in a combination of other funds (collectively, the “Underlying Funds”) that, in turn, invest directly in securities (such as stocks and bonds). The Underlying Funds may or may not be affiliated with the Investment Adviser. The Underlying Funds will typically invest in the securities of issuers in a number of different countries, one of which may be the United States. Generally, and subject to the below, approximately 60% of the Portfolio's net assets will be allocated to Underlying Funds that predominantly invest in equity securities, and approximately 40% of the Portfolio's net assets will be allocated to Underlying Funds that predominantly invest in debt instruments, including U.S. government securities and money market instruments (the “Target Allocation”). The percentage weight of the Portfolio's assets invested in Underlying Funds that predominantly invest in equity securities will change over time and may be decreased to approximately 30% and the percentage weight of the Portfolio's assets invested in Underlying Funds that predominantly invest in debt instruments will change over time and may be increased to approximately 70% (the “Defensive Allocation”) as described below.
The Portfolio's compliance with the specified allocations is measured by reference to an Underlying Fund’s predominate investments as indicated by its principal investment strategies; actual exposure to equities or debt instruments will vary, including to the extent an Underlying Fund is not substantially invested in accordance with its principal investment strategies.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash, and non-traditional asset classes (also known as alternative strategies) which include real estate-related securities, including real estate investment trusts (“REITs”).
The equity securities in which the Underlying Funds may invest include, but are not limited to: domestic and international stocks of companies of any market capitalization; emerging market securities; and domestic and international real estate securities, including REITs.
The debt instruments in which the Underlying Funds may invest include, but are not limited to: domestic and international short-, intermediate- and long-term bonds; high-yield debt instruments rated below investment grade (commonly referred to as “junk bonds”); and debt instruments without limitations on maturity.
The Portfolio may invest in exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
Except as described below, the Sub-Adviser uses a rules-based investment strategy to determine the allocation among Underlying Funds that invest in equity securities and debt instruments. The proportion of assets allocated to Underlying Funds that are predominantly invested in equity securities and those that are predominantly invested in debt instruments is determined as of each calendar quarter. Within the broad equity and debt asset classes, the Portfolio will seek to maintain approximately equal weights across each Underlying Fund in the asset class. No adjustments to the Target Allocation or Defensive Allocation will be made between quarterly allocation dates. As soon as practicable following the end of each calendar quarter, the Sub-Adviser will compare the aggregate earnings of the companies in the S&P 500® Index (the “Index”) for the most recent calendar quarter to the aggregate earnings of the companies in the Index for the previous year's corresponding calendar quarter. If the aggregate earnings for the most recent calendar quarter are more than 110% of the aggregate earnings for the companies in the Index for the previous year's corresponding calendar quarter, the Portfolio will seek exposure consistent with the Target Allocation described above as soon as reasonably practicable. If the aggregate earnings for the most recently completed calendar quarter are less than 90% of the reported aggregate earnings for the previous year's corresponding calendar quarter, the Portfolio will seek exposure consistent with the Defensive Allocation described above as soon as reasonably practicable. In the event that the year-over-year change in the calendar quarter’s aggregate earnings is within 90% and 110% of the previous year’s corresponding calendar quarter, the Sub-Adviser has the discretion to consider other fundamental factors and invest in accordance with either the Defensive or Target Allocation described above as soon as practicable.
When investing in Underlying Funds, the Sub-Adviser takes into account a wide variety of factors and considerations, including among other things the investment strategy employed in the management of a potential Underlying Fund, and the extent to which an Underlying Fund’s investment adviser considers environmental, social, and governance (“ESG”) factors as part of its investment process. The manner in which an investment adviser uses ESG factors in its investment process will be only one of many considerations in the Sub-Adviser’s evaluation of any potential Underlying Fund, and the extent to which the consideration of ESG factors by an investment adviser will affect the Sub-Adviser’s decision to invest in an Underlying Fund, if at all, will depend on the analysis and judgment of the Sub-Adviser.
The Sub-Adviser intends to rebalance the Portfolio's asset allocations on at least a quarterly basis, but it may rebalance more frequently as deemed appropriate to attain the Target Allocation or Defensive Allocation for the Portfolio. The Target and Defensive Allocations, however, are targets, and the Portfolio's asset allocations could change substantially as the value and the holdings of the Underlying Funds change.
Voya Global Perspectives® Portfolio
2

Principal Risks
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. The Portfolio is subject to the following principal risks (either directly or indirectly through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Portfolio's or an Underlying Fund's performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds. The Portfolio is exposed to most of the principal risks indirectly through investments by the Underlying Funds, and in some cases only through such investments. Unless stated otherwise, in the risk disclosures below, descriptions of investments or activities by “the Portfolio” and related risks refer to investments or activities by the Portfolio or by an Underlying Fund, as the case may be. Similarly, a reference to “Investment Adviser” or to “Sub-Adviser” is to the entity responsible for the investments in question, whether by the Portfolio or by an Underlying Fund. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Affiliated Underlying Funds: The Sub-Adviser’s selection of Underlying Funds presents conflicts of interest. The net management fee revenue received or costs incurred by the Sub-Adviser and its affiliates will vary depending on the Underlying Funds it selects for the Portfolio, and the Sub-Adviser will have an incentive to select the Underlying Funds (whether or not affiliated with the Sub-Adviser) that will result in the greatest net management fee revenue or lowest costs to the Sub-Adviser and its affiliates, even if that results in increased expenses and potentially less favorable investment performance for the Portfolio. The Sub-Adviser may prefer to invest in an affiliated Underlying Fund over an unaffiliated Underlying Fund because the investment may be beneficial to the Sub-Adviser in managing the affiliated Underlying Fund by helping the affiliated Underlying Fund achieve economies of scale or by enhancing cash flows to the affiliated Underlying Fund. For similar reasons, the Sub-Adviser may have an incentive to delay or decide against the sale of interests held by the Portfolio in affiliated Underlying Funds, and the Sub-Adviser may implement Underlying Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to affiliated Underlying Funds. Although the Portfolio may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so even in cases where the unaffiliated Underlying Funds incur lower fees or have achieved better historical investment performance than the comparable affiliated Underlying Funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among the asset classes in which the Portfolio invests and in choosing investments within those asset classes. There is a risk that the manager may allocate assets or investments to or within an asset class that underperforms compared to other asset classes or investments. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Portfolio. In the event of a bank insolvency or failure, the Portfolio may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, the Portfolio might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure. Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Portfolio maintains its cash and cash equivalents, there can be no assurance that the Portfolio would be able to access uninsured funds in a timely manner or at all and the Portfolio may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Portfolio.
Cash/Cash Equivalents: Investments in cash or cash equivalents may lower returns and result in potential lost opportunities to participate in market appreciation which could negatively impact the Portfolio’s performance and ability to achieve its investment objective.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments or causing the Portfolio to sell investments at disadvantageous times.
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•
Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Environmental, Social, and Governance (Funds-of-Funds): The Sub-Adviser’s consideration of ESG factors in selecting Underlying Funds for investment by the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. There is no minimum percentage of the Portfolio’s assets that will be allocated to Underlying Funds on the basis of ESG factors, and the Sub-Adviser may choose to select Underlying Funds on the basis of factors or considerations other than ESG factors. It is possible that the Portfolio will have less exposure to ESG-focused strategies than other comparable mutual funds. There can be no assurance that an Underlying Fund selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential Underlying Fund, and such an Underlying Fund may, in fact, underperform other potential Underlying Funds.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities: Lower-quality securities including securities that are or have fallen below investment grade ( commonly referred to as “junk bonds”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
Index Strategy (Funds-of-Funds): An Underlying Fund (or a portion of the Underlying Fund) that seeks to track an index’s performance and does not use defensive positions or attempt to reduce its exposure to poor performing securities in an index may underperform the overall market (each, an “Underlying Index Fund”). To the extent an Underlying Index Fund’s investments track its target index, such Underlying Index Fund may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Portfolio. The correlation between an Underlying Index Fund’s performance and index performance may be affected by the timing of purchases and redemptions of the Underlying Index Fund's shares. The correlation between an Underlying Index Fund’s performance and index performance will be reduced by the Underlying Index Fund’s expenses and could be reduced by the timing of purchases and redemptions of the Underlying Index Fund’s shares. In addition, an Underlying Index Fund’s actual holdings might not match the index and an Underlying Index Fund’s effective exposure to index securities
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at any given time may not precisely correlate. When deciding between Underlying Index Funds benchmarked to the same index, the manager may not select the Underlying Index Fund with the lowest expenses. In particular, when deciding between Underlying Index Funds benchmarked to the same index, the manager will generally select an affiliated Underlying Index Fund, even when the affiliated Underlying Index Fund has higher expenses than an unaffiliated Underlying Index Fund. When the Portfolio invests in an affiliated Underlying Index Fund with higher expenses, the Portfolio’s performance will be lower than if the Portfolio had invested in an Underlying Index Fund with comparable performance but lower expenses (although any expense limitation arrangements in place at the time might have the effect of limiting or eliminating the amount of that underperformance). The manager may select an unaffiliated Underlying Index Fund, including an ETF, over an affiliated Underlying Index Fund benchmarked to the same index when the manager believes making an investment in the affiliated Underlying Index Fund would be disadvantageous to the affiliated Underlying Index Fund, such as when the Portfolio is investing on a short-term basis.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre- paid . Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in
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these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Underlying Funds: Because the Portfolio invests primarily in Underlying Funds, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Funds in which it invests. When the Portfolio invests in an Underlying Fund, it is exposed indirectly to the risks of a direct investment in the Underlying Fund. If the Portfolio invests a significant portion of its assets in a single Underlying Fund, it may be more susceptible to risks associated with that Underlying Fund and its investments than if it invested in a broader range of Underlying Funds. It is possible that more than one Underlying Fund will hold securities of the same issuers, thereby increasing the Portfolio’s indirect exposure to those issuers. It also is possible that one Underlying Fund may be selling a particular security when another is buying it, producing little or no change
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in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any Underlying Fund will be achieved. In addition, the Portfolio’s shareholders will indirectly bear their proportionate share of the Underlying Funds’ fees and expenses, in addition to the fees and expenses of the Portfolio itself.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and additional indices with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	15.19%
Worst quarter:	2nd Quarter 2022	-12.15%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	6.90	3.49	4.30	N/A	5/1/2013
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P Target Risk Growth Index(1)(2)%	10.73	6.16	6.39	N/A
Class I %	7.31	3.80	4.62	N/A	5/1/2013
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P Target Risk Growth Index(1)(2)%	10.73	6.16	6.39	N/A
Class S %	6.88	3.53	4.34	N/A	5/1/2013
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P Target Risk Growth Index(1)(2)%	10.73	6.16	6.39	N/A
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(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the S&P Target Risk Growth Index to the MSCI All Country World Index (“MSCI ACWI”) and Bloomberg U.S. Aggregate Bond Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the S&P Target Risk Growth Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
(3)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Lanyon Blair, CFA, CAIA Portfolio Manager (since 05/23)	Barbara Reinhard, CFA Portfolio Manager (since 05/23)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Portfolio's Statement of Additional Information (the “SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.
Neither this Prospectus, nor the related SAI, nor other communications to shareholders, such as proxy statements, is intended, or should be read, to be or give rise to an agreement or contract between Voya Investors Trust (the “Trust”), the Board of Trustees (the “Board”), or the Portfolio and any investor, or to give rise to any rights to any shareholder or other person other than any rights under U.S. federal or state law.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern, as well as other factors. Accordingly, the performance of the Portfolio can be expected to vary from the performance of other Voya mutual funds.
The Portfolio is a series of the Trust, a Massachusetts business trust. The Portfolio is managed by Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”).
Portfolio shares may be classified into different classes of shares. The classes of shares of the Portfolio would be substantially the same except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio.
Fundamental Investment Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. Other policies and investment strategies may be changed without a shareholder vote.
Portfolio Diversification
The Portfolio is diversified, as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Although an investor may achieve the same level of diversification by investing directly in a variety of mutual funds, including exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”), the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.
Temporary Defensive Positions
When the Investment Adviser or a sub-adviser (the “Sub-Adviser”) (if applicable) to the Portfolio or an Underlying Fund anticipates adverse or unusual market, economic, political, or other conditions, the Portfolio or Underlying Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio or Underlying Fund may make investments believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, higher quality debt instruments, more liquid securities, or others. While the Portfolio or Underlying Fund invests defensively, it may not achieve its investment objective. The Portfolio's or Underlying Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such defensive position may be utilized.
9

KEY PORTFOLIO INFORMATION (continued)

Percentage and Rating Limitations
Unless otherwise indicated or as required by applicable law or regulation, the percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment. If such a limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets or a change in market capitalization of a company, or any subsequent change in rating, will generally not constitute a violation of that limitation.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Portfolio's fiscal year ends December 31. Shareholders are provided with annual and semi-annual shareholder reports that highlight key information to shareholders. Other information, including financial statements, is available on the Voya funds’ website (https://individuals.voya.com/literature), delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
10

MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objective
The Portfolio's investment objective is non-fundamental and may be changed by a vote of the Board, without shareholder approval. The Portfolio will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.
Additional Information About Principal Investment Strategies
The Portfolio invests in a combination of Underlying Funds that, in turn, invest directly in a wide range of stocks and debt instruments of various types. The Portfolio uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Portfolio is designed to meet the needs of investors who wish to seek exposure to various types of stocks and debt instruments of various types through a single diversified investment. For a complete description of the Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.
Performance of the Underlying Funds Will Vary
The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.
Additional Information About the Principal Risks
All mutual funds involve risk—some more than others—and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the principal risks associated with certain types of the investments in which the Portfolio may invest and certain of the investment practices that the Portfolio may use. The discussion below expands on the risks included in the Portfolio's summary section of the Prospectus. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The Portfolio may be exposed to these risks directly or indirectly through investments in one or more Underlying Fund(s). The Portfolio is exposed to most of the principal risks indirectly through investments by the Underlying Funds, and in some cases only through such investments. Unless stated otherwise, in the risk disclosures below, descriptions of investments or activities by “the Portfolio” and related risks refer to investments or activities by the Portfolio or by an Underlying Fund, as the case may be. Similarly, a reference to “the Investment Adviser” or to “the Sub-Adviser” is to the entity responsible for the investments in question, whether by the Portfolio or by an Underlying Fund.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Adviser or Sub-Adviser, as the case may be, can decide whether to use them. The Portfolio or an Underlying Fund may invest in these securities or use these techniques as part of its principal investment strategies. However, the Investment Adviser or Sub-Adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio’s or an Underlying Fund’s principal investment strategies.
For more information about these and other types of securities and investment techniques that may be used by the Portfolio, see the SAI, and for more information about the Underlying Funds, please see “Key Information About the Underlying Funds” or refer to the Underlying Fund’s current prospectus as of this date.
Affiliated Underlying Funds: The Sub-Adviser’s selection of Underlying Funds presents conflicts of interest. The net management fee revenue received or costs incurred by the Sub-Adviser and its affiliates will vary depending on the Underlying Funds it selects for the Portfolio, and the Sub-Adviser will have an incentive to select the Underlying Funds (whether or not affiliated with the Sub-Adviser) that will result in the greatest net management fee revenue or lowest costs to the Sub-Adviser and its affiliates, even if that results in increased expenses and potentially less favorable investment performance for the Portfolio. The Sub-Adviser may prefer to invest in an affiliated Underlying Fund over an unaffiliated Underlying Fund because the investment may be beneficial to the Sub-Adviser in managing the affiliated Underlying Fund by helping the affiliated Underlying Fund achieve economies of scale or by enhancing cash flows to the affiliated Underlying Fund. For similar reasons, the Sub-Adviser may have an incentive to delay or decide against the sale of interests held by the Portfolio in affiliated Underlying Funds, and the Sub-Adviser may implement Underlying Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to affiliated
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Underlying Funds. Although the Portfolio may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so even in cases where the unaffiliated Underlying Funds incur lower fees or have achieved better historical investment performance than the comparable affiliated Underlying Funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among the asset classes in which the Portfolio invests and in choosing investments within those asset classes. There is a risk that the manager may allocate assets or investments to or within an asset class that underperforms compared to other asset classes or investments. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Portfolio. In the event of a bank insolvency or failure, the Portfolio may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, the Portfolio might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure. Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Portfolio maintains its cash and cash equivalents, there can be no assurance that the Portfolio would be able to access uninsured funds in a timely manner or at all and the Portfolio may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Portfolio.
Borrowing: Borrowing creates leverage, which may increase expenses and increase the impact of the Portfolio’s other risks. Borrowing may exaggerate any increase or decrease in the Portfolio’s net asset value causing the Portfolio to be more volatile than a fund that does not borrow. Borrowing for investment purposes is considered to be speculative and may result in losses to the Portfolio.
Cash/Cash Equivalents: Investments in cash or cash equivalents may lower returns and result in potential lost opportunities to participate in market appreciation which could negatively impact the Portfolio’s performance and ability to achieve its investment objective.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments or causing the Portfolio to sell investments at disadvantageous times.
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Investing through Bond Connect: Chinese debt instruments trade on the China Interbank Bond Market (the “CIBM”) and may be purchased through a market access program, known as “Bond Connect,” that is designed to, among other things, enable foreign (non-U.S.) investment in the People’s Republic of China. There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in debt instruments in other emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect the Portfolio's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect the Portfolio’s investments and returns.
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Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares
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through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
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Variable Interest Entities: Many Chinese companies use a structure known as a variable interest entity (a “VIE”) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Portfolio’s investment exposure to VIEs may pose additional risks because the Portfolio’s investment is not made directly in the VIE (the actual Chinese operating company), but rather in a holding company domiciled outside of China (a “Holding Company”) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than through equity ownership. The VIE (which the Portfolio is restricted from owning under Chinese law) is generally owned by Chinese nationals, and the Holding Company (in which the Portfolio invests) holds only contractual rights (rather than equity ownership) relating to the VIE, typically including a contractual claim on the VIE’s profits. Shares of the Holding Company, in turn, are traded on exchanges outside of China and are available to non-Chinese investors such as the Portfolio. While the VIE structure is a longstanding practice in China, until recently, such arrangements had not been formally recognized under Chinese law. However, in late 2021, the Chinese government signaled its interest in implementing filing requirement rules that would both affirm the legality of VIE structures and regulate them. How these filing requirements will operate in practice, and what will be required for approval, remains unclear. While there is optimism that these actions will reduce uncertainty over Chinese actions on VIEs, there is also caution given how unresolved the process is. Until these rules are finalized, and potentially afterwards depending on how they are implemented, there remains significant uncertainty associated with VIE investments.
There is a risk that the Chinese government may cease to tolerate VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute between the Holding Company investors and the Chinese owners of the VIE, the Holding Company’s contractual claims with respect to the VIE may be unenforceable in China, thus limiting the remedies and rights of Holding Company investors such as the Portfolio. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Portfolio, as a foreign investor, may have little or no legal recourse. Such legal uncertainty may be exploited against the interests of the Holding Company investors such as the Portfolio.
The Portfolio will typically have little or no ability to influence the VIE through proxy voting or other means because it is not a VIE owner/shareholder. Foreign (non-U.S.) companies listed on U.S. stock exchanges, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the SEC, the Public Company Accounting Oversight Board, or other U.S. regulators. Any of these risks could reduce the liquidity and value of the Portfolio’s investments in Holding Companies or render them valueless.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Concentration: To the extent that an Underlying Fund “concentrates,” as that term is defined in the 1940 Act, its assets in securities of a particular industry or group of industries, the Underlying Fund may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry or group of industries, and if securities of such industry or group of industries fall out of favor, the Underlying Fund could underperform, or be more volatile than, a fund that is more broadly invested across industries.
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Real Estate Industry: Investments in companies involved in the real estate industry, including real estate investment trusts, may be subject to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war, or other acts that destroy real property. In addition, these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, zoning changes, overbuilding, overall declines in the economy, and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements. Although interest rates have significantly increased since 2022, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt, and other debt instruments). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies, and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs, and other expenses have increased; and rents have declined for many properties.
Concentration (Index): To the extent that an Underlying Fund’s index “ concentrates, ” as that term is defined in the 1940 Act, in the securities of a particular industry or group of industries, the Underlying Fund may allocate its investments to approximately the same extent as the index. As a result, an Underlying Fund may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry or group of industries, and if securities of such industry or group of industries fall out of favor, the Underlying Fund could underperform, or be more volatile than, a fund that is more broadly invested across industries.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk. The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying stock because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying stock. Convertible securities may be rated below investment grade and therefore may be subject to greater levels of credit risk and liquidity risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, the Portfolio could lose money; such events may also have the effect of reducing the Portfolio's distributable income. There is a risk that the Portfolio may convert a convertible security at an inopportune time, which may decrease the Portfolio’s returns.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations. Asset-backed (including mortgage-backed) securities that are not issued by U.S. government agencies may have a greater risk of default because they are not guaranteed by either the U.S. government or an agency or instrumentality of the U.S. government. The credit quality of typical asset-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.
Credit Default Swaps: The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. As a seller of a credit default swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks, and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps are subject to mandatory central clearing. Central clearing is
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expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to different kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by the U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the U.S. or abroad.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, reference rate, or index. Derivatives include, among other things, swap agreements, options, forward foreign currency exchange contracts, and futures. Certain derivatives in which the Portfolio may invest may be negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying instruments may experience periods of illiquidity which could cause the Portfolio to hold a position it might otherwise sell, or to sell a position it otherwise might hold at an inopportune time or price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains. The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other jurisdictions outside of the European Union, including the United Kingdom) has implemented or is in the process of implementing similar requirements, which may affect the Portfolio when it enters into a derivatives transaction with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. Because these requirements continue to evolve, their ultimate impact remains unclear. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and, in the meantime, central clearing and related requirements expose the Portfolio to different kinds of costs and risks.
Environmental, Social, and Governance (Equity): A Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. A Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that a Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to a Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by a Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Environmental, Social, and Governance (Fixed Income): A Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. A Sub-Adviser’s assessment of ESG factors in respect of obligations of an issuer may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage
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of the Portfolio’s assets that will be invested in obligations of issuers that a Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in obligations of issuers that compare favorably to obligations of other issuers on the basis of ESG factors. It is possible that the Portfolio will have less exposure to obligations of certain issuers due to a Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by a Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Environmental, Social, and Governance (Funds-of-Funds): The Sub-Adviser’s consideration of ESG factors in selecting Underlying Funds for investment by the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. There is no minimum percentage of the Portfolio’s assets that will be allocated to Underlying Funds on the basis of ESG factors, and the Sub-Adviser may choose to select Underlying Funds on the basis of factors or considerations other than ESG factors. It is possible that the Portfolio will have less exposure to ESG-focused strategies than other comparable mutual funds. There can be no assurance that an Underlying Fund selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential Underlying Fund, and such an Underlying Fund may, in fact, underperform other potential Underlying Funds.
Environmental, Social, and Governance (Quantitative): A Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio depends on the operation of quantitative methods and models whose design reflects qualitative and subjective judgments of the Sub-Adviser, including reliance on, or incorporation of, data in respect of ESG factors that may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that a Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may not invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to a Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by a Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan (which can include certain bank loans), the Portfolio will experience a reduction in its income and a decline in the market value of such floating rate loan. If a floating rate loan is held by the Portfolio through another financial institution, or the Portfolio relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. Investors in floating rate loans may not be afforded the protections of the anti-fraud provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, because loans may not be considered “securities” under such laws. Additionally, the value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the borrower’s obligations under the loan, and such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Transactions in loans typically settle on a delayed basis and may take longer than 7 days to settle. As a result, the Portfolio may not receive the proceeds from a sale of a floating rate loan for a significant period of time. Delay in the receipts of settlement proceeds may impair the ability of the Portfolio to meet its redemption obligations, and may limit the ability of the Portfolio to repay debt, pay dividends, or to take advantage of new investment opportunities.
Focused Investing (Index): To the extent that an Underlying Fund’s benchmark or other index is substantially composed of securities in a particular industry, sector, market segment, or geographic area, the Underlying Fund may allocate its investments to approximately the same extent as the index as part of its investment strategy. As a result, an Underlying Fund may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry, sector, market segment, or geographic area in which the Underlying Fund focuses its investments, and if securities of such industry, sector, market segment, or geographic area fall out of favor, the Underlying Fund could underperform, or be more volatile than, a fund that has greater diversification.
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Financial Services Sector: Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy (including the effects of changes in interest rates), adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.
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Industrials Sector: Companies involved in the industrials sector include those whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace and defense, construction, engineering and building products, electrical equipment, and industrial machinery; the provision of commercial services and supplies, including printing, employment, environmental, and office services; and the provision of transportation services, including airlines, couriers, marine, road and rail, and transportation infrastructure. Companies involved in the industrials sector are affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability, and general economic conditions, among other factors.
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Technology Sector: Investments in companies involved in the technology sector are subject to significant competitive pressures, such as aggressive pricing of products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands, and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment, or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many companies involved in the technology sector have limited operating histories, and prices of these companies’ securities historically have been more volatile than those of many other companies’ securities, especially over the short term.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: To the extent the Portfolio invests in securities of issuers in markets outside the U.S., its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social, and economic conditions and limited or ineffectual judicial systems; wars; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting, auditing and financial reporting standards and practices; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses.
Economic or other sanctions imposed on a foreign (non-U.S.) country or issuer by the U.S. or on the U.S. by a foreign (non-U.S.) country, could impair the Portfolio's ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. In addition, foreign withholding or other taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign (non-U.S.) investments. Depositary receipts are subject to risks of foreign (non-U.S.) investments and might not always track the price of the underlying foreign (non-U.S.) security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
The United Kingdom (the “UK”) left the European Union (the “EU”) on January 31, 2020 (commonly known as “Brexit”) and entered into an 11-month transition period during which the UK remained part of the EU single market and customs union. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new Trade and Cooperation Agreement. This agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as before, including in relation to financial services . Consequently, uncertainty remains in certain areas regarding the future UK - EU relationship .
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From January 1, 2021, EU laws ceased to apply in the UK, with many being assimilated into UK law until repealed, replaced, or amended. The UK government has enacted legislation to make substantial amendments to these laws, creating unpredictable consequences for financial markets and investments. Brexit could significantly impact the UK, European, and global macroeconomic conditions, leading to prolonged political, legal, regulatory, tax, and economic uncertainty. This uncertainty may affect opportunities, pricing, availability, and cost of financing, regulation, values, or exit opportunities of companies or assets based in, doing business with, or having significant relationships in the UK or EU.
Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less developed or liquid markets. In certain emerging market countries, governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign (non-U.S.) countries. Investors in foreign (non-U.S.) countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign (non-U.S.) issuers or persons is limited. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Failed settlements can result in losses.
In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Portfolio’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Portfolio may also need to seek other markets in which to transact in such securities, which could increase the Portfolio’s costs.
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they usually invest a high portion of earnings in their business, and they may lack the dividends of value-oriented stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments may lead to sharply falling prices because investors buy growth-oriented stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.
High-Yield Securities: Lower-quality securities including securities that are or have fallen below investment grade ( commonly referred to as “junk bonds”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
Index Strategy (Funds-of-Funds): An Underlying Fund (or a portion of the Underlying Fund) that seeks to track an index’s performance and does not use defensive positions or attempt to reduce its exposure to poor performing securities in an index may underperform the overall market (each, an “Underlying Index Fund”). To the extent an Underlying Index Fund’s investments track its target index, such Underlying Index Fund may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at
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all, which may have an adverse impact on the Portfolio. The correlation between an Underlying Index Fund’s performance and index performance may be affected by the timing of purchases and redemptions of the Underlying Index Fund's shares. The correlation between an Underlying Index Fund’s performance and index performance will be reduced by the Underlying Index Fund’s expenses and could be reduced by the timing of purchases and redemptions of the Underlying Index Fund’s shares. In addition, an Underlying Index Fund’s actual holdings might not match the index and an Underlying Index Fund’s effective exposure to index securities at any given time may not precisely correlate. When deciding between Underlying Index Funds benchmarked to the same index, the manager may not select the Underlying Index Fund with the lowest expenses. In particular, when deciding between Underlying Index Funds benchmarked to the same index, the manager will generally select an affiliated Underlying Index Fund, even when the affiliated Underlying Index Fund has higher expenses than an unaffiliated Underlying Index Fund. When the Portfolio invests in an affiliated Underlying Index Fund with higher expenses, the Portfolio’s performance will be lower than if the Portfolio had invested in an Underlying Index Fund with comparable performance but lower expenses (although any expense limitation arrangements in place at the time might have the effect of limiting or eliminating the amount of that underperformance). The manager may select an unaffiliated Underlying Index Fund, including an ETF, over an affiliated Underlying Index Fund benchmarked to the same index when the manager believes making an investment in the affiliated Underlying Index Fund would be disadvantageous to the affiliated Underlying Index Fund, such as when the Portfolio is investing on a short-term basis.
Index Strategy for Voya Emerging Markets Index Portfolio: The index selected may underperform the overall market. To the extent the Portfolio (or a portion of the Portfolio) seeks to track an index’s performance, the Portfolio will not use defensive positions or attempt to reduce its exposure to poor performing securities in the index. To the extent the Portfolio’s investments track its target index, the Portfolio may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Portfolio. The correlation between the Portfolio’s performance and index performance may be affected by the Portfolio’s expenses and the timing of purchases and redemptions of the Portfolio’s shares. In addition, the Portfolio’s actual holdings might not match the index and the Portfolio’s effective exposure to index securities at any given time may not precisely correlate. In addition, compliance with sanctions imposed by the U.S. or other governments against certain Russian issuers whose securities are included in the Portfolio’s index may impair the Portfolio’s ability to purchase, sell, receive, deliver or obtain exposure to those securities, and may interfere with the Portfolio’s ability to track its index.
Initial Public Offerings: Investments in IPOs and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that the IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If the Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.
Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future ,
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cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: A Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Proprietary investment models used by a Sub-Adviser to evaluate securities or securities markets are based on the Sub-Adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the proprietary investment models. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition
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may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Master Limited Partnership: Master Limited Partnerships (“MLPs”) are limited partnerships in which ownership interests are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines. MLP may also invest in other types of investments, including credit-related investments. Investments held by MLPs may be illiquid. Certain MLP units may trade infrequently and in limited volume and may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Investments in MLPs may adversely affect the ability of the Portfolio to qualify for special tax treatment as a regulated investment company.
Mid-Capitalization Company: Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, smaller size, limited markets, and financial resources, narrow product lines, less management depth, and more reliance on key personnel. Consequently, the securities of mid-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of, the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets, and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in market interest rates than shorter-term securities.
These securities may be affected significantly by government regulation, market interest rates, market perception of the creditworthiness of an issuer servicer, and loan-to-value ratio of the underlying assets. During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans, which are loans made to borrowers with weakened credit histories and often have higher default rates. In addition, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties.
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Municipal Obligations: The municipal securities market is volatile and can be affected significantly by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Among other risks, investments in municipal securities are subject to the risk that an issuer may delay payment, restructure its debt, or refuse to pay interest or repay principal on its debt. Municipal revenue obligations may be backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation, and utilities. Conditions in those sectors may affect the overall municipal securities market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues from the project or asset. If an issuer of a municipal security does not comply with applicable tax requirements for tax-exempt status, interest from the security may become taxable, and the security could decline in value.
Non-Diversification (Index): Depending on the composition of the Index, the Portfolio may at any time, with respect to 75% of the Portfolio’s total assets, invest more than 5% of the value of its total assets in the securities of any one issuer. As a result, the Portfolio would at that time be non-diversified, as defined in the 1940 Act. A non-diversified investment company may invest a greater percentage of its assets in the securities of a single issuer than may a diversified investment company. A non-diversified investment company is subject to the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. The Portfolio may significantly underperform other mutual funds or investments due to the poor performance of relatively few securities, or even a single security, and the Portfolio’s shares may experience significant fluctuations in value.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject.
ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. Additional risks of investments in ETFs include that: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from an exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading of an ETF’s shares. Other investment companies include Holding Company Depositary Receipts (“HOLDRs”). Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Portfolio Turnover: A high portfolio turnover rate may increase transaction costs, which may lower the Portfolio’s performance and may increase the likelihood of capital gains distributions.
Preferred Stocks: Preferred stocks represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends, and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
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Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Preferred stock includes certain hybrid securities and other types of preferred stock with different features from those of traditional preferred stock described above. Preferred stocks that are hybrid securities possess various features of both debt and traditional preferred stock and as such, they may constitute senior debt, junior debt, or preferred shares in an issuer’s capital structure. Therefore, unlike traditional preferred stock, hybrid securities may not be subordinate to a company’s debt instruments.
Preferred stock may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for the Portfolio. Preferred stock generally does not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time. Preferred stock may be less liquid than other securities. As a result, preferred stock is subject to the risk that they may be unable to be sold at the time desired by the Portfolio or at prices approximating the values at which the Portfolio is carrying the stock on its books. In addition, over longer periods of time, certain types of preferred stock may become more scarce or less liquid as a result of legislative changes. Such events may negatively affect the prices of stock held by the Portfolio, which may result in losses to the Portfolio. In addition, an issuer of preferred stock may redeem the stock prior to a specified date, which may occur due to changes in tax or securities laws or corporate actions. A redemption by the issuer may negatively impact the return of the preferred stock.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, market interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Repurchase Agreements: In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
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Restricted Securities: Securities that are legally restricted as to resale ( such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, are referred to as “ restricted securities. ” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly-traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
The Portfolio seeks to minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity. In the event of a borrower default, the Portfolio will be protected to the extent the Portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. The Portfolio is protected by its securities lending agent, which has agreed to indemnify the Portfolio from losses resulting from borrower default.
Small-Capitalization Company: Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, small size, limited markets and financial resources, narrow product lines, less management depth and more reliance on key personnel. The securities of small-capitalization companies are subject to liquidity risk as they are often traded over-the-counter and may not be traded in volumes typically seen on national securities exchanges.
Sovereign Debt: Sovereign debt is issued or guaranteed by foreign (non-U.S.) government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting amounts owed on sovereign debt, such as bankruptcy proceedings, that a government does not pay.
Structured Notes: Structured notes are investments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices, or other financial indicators (each, a “reference instrument”). Structured notes may entail a greater degree of market risk than other types of debt instruments because the investor also bears the risk of the reference instrument. Structured notes may be more volatile, less liquid, and more difficult to accurately price than less complex securities and other types of debt instruments. In addition, structured notes are subject to other risks, including interest rate risk, credit risk, and liquidity risk.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills, and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Other U.S. government securities are backed solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government and, therefore, involve greater risk. These include securities issued
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by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. The impact of greater governmental scrutiny into the operations of certain agencies and government-sponsored enterprises may adversely affect the value of securities issued by these entities. U.S. government securities may be subject to price declines due to changing market interest rates. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of the Portfolio that holds securities of the entity will be adversely impacted. There is no assurance that the U.S. Congress will act to raise the debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted.
Underlying Funds: Because the Portfolio invests primarily in Underlying Funds, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Funds in which it invests. When the Portfolio invests in an Underlying Fund, it is exposed indirectly to the risks of a direct investment in the Underlying Fund. If the Portfolio invests a significant portion of its assets in a single Underlying Fund, it may be more susceptible to risks associated with that Underlying Fund and its investments than if it invested in a broader range of Underlying Funds. It is possible that more than one Underlying Fund will hold securities of the same issuers, thereby increasing the Portfolio’s indirect exposure to those issuers. It also is possible that one Underlying Fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any Underlying Fund will be achieved. In addition, the Portfolio’s shareholders will indirectly bear their proportionate share of the Underlying Funds’ fees and expenses, in addition to the fees and expenses of the Portfolio itself.
To the extent an Underlying Fund is an ETF, such investment would be subject to additional risks, which include that: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from an exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading of an ETF’s shares. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
When-Issued, Delayed Delivery, and Forward Commitment Transactions: When-issued, delayed delivery, and forward commitment transactions involve the risk that the security the Portfolio buys will lose value prior to its delivery. These transactions may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Zero-Coupon Bonds and Payment-in-Kind Securities: Zero-coupon bonds and payment-in-kind securities may be subject to greater fluctuations in price due to market interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency, resulting in a loss.
Further Information About Principal Risks
The following provides additional information about certain aspects of the principal risks described above.
Counterparty: The entity with which the Portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, the Portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions or when the Portfolio conducts business with a limited number of counterparties.
Duration: One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond’s price to market interest rate movements and is one of the tools used by a portfolio manager in selecting debt instruments. Duration measures the average life of a bond on a present value basis by incorporating into one measure a bond’s yield, coupons, final maturity and call features. As a point of reference, the duration of a non-callable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a non-callable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in market interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 5 years would be expected to fall approximately 5% if market interest rates rose by 1%. Conversely, the price of a bond with an average duration of 5 years would be expected to rise approximately 5% if market interest rates dropped by 1%.
Inflation: Inflation risk is the risk that the value of assets or income from the Portfolio's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the value of the Portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors and the Portfolio's investments may not keep pace with inflation, which may result in losses to the Portfolio’s investors or adversely affect the value of shareholders' investments in the Portfolio.
Investment by Other Funds: Certain funds-of-funds, including some Voya mutual funds, may be allowed to invest in the Underlying Funds. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-funds. If investments by these other funds result in large inflows of cash to or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could, among other things, negatively impact its performance, speed the realization of capital gains, increase its portfolio turnover, affect the liquidity of its portfolio, or increase transaction costs. Certain investments by funds-of-funds in an Underlying Fund may limit the ability of the Underlying Fund to invest in other investment companies, including private funds. The risks described above will be greater to the extent that one or a few shareholders own a significant portion of the Underlying Fund.
Leverage: Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities, short sales, and the use of when-issued, delayed delivery or forward commitment transactions. The use of certain derivatives may also increase leveraging risk and, in some cases, adverse changes in the value or level of a derivative’s underlying asset, rate, or index may result in potentially unlimited losses. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile than if the Portfolio had not been leveraged. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. There can be no guarantee that a leveraging strategy will be successful.
Manager: The Portfolio is subject to manager risk because it is an actively managed investment portfolio. The Investment Adviser, a Sub-Adviser, or each individual portfolio manager will make judgments and apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions will produce
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

the desired results. The Portfolio’s portfolio may fail to produce the intended results, and the Portfolio’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Operational: The Portfolio, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Portfolio and its shareholders, despite the efforts of the Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. Cyber-attacks, disruptions, or failures that affect the Portfolio’s service providers, counterparties, market participants, or issuers of securities held by the Portfolio may adversely affect the Portfolio and its shareholders, including by causing losses or impairing the Portfolio’s operations. Information relating to the Portfolio’s investments has been and will in the future be delivered electronically, which can give rise to a number of risks, including, but not limited to, the risks that such communications may not be secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient.
27

KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Portfolio seeks to meet its investment objectives by allocating its assets among Underlying Funds. The Underlying Funds in which the Portfolios are invested as of the date of this Prospectus are listed below. The information set out below is excerpted from an Underlying Fund's current prospectus as of this date and provides a brief description of the Underlying Fund. It is intended to provide investors some idea of the types of Underlying Funds in which the Portfolio invests.
The Portfolio may change the list of Underlying Funds in which it may invest or add new Underlying Funds at any time without prior shareholder approval or notice. The amount of the Portfolio’s assets invested in any particular Underlying Fund will change from time to time, and it is impossible to predict the extent to which the Portfolio may be invested in any particular Underlying Fund or Underlying Funds at any time.
Other Voya funds-of-funds may invest in different underlying funds that are advised or sponsored by the Investment Adviser or its affiliates and that incur lower fees and expenses than the comparable Underlying Funds, or that incur no fees and expenses. In any such case, the Acquired Fund Fees and Expenses of those other funds-of-funds will be lower than those of the Portfolio.
Underlying Fund: Voya Emerging Markets Index Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the MSCI Emerging Markets IndexSM; depositary receipts representing securities in the MSCI Emerging Markets IndexSM; convertible securities that are convertible into stocks included in the MSCI Emerging Markets IndexSM; other derivatives whose economic returns are, by design, closely equivalent to the returns of the MSCI Emerging Markets IndexSM or its components; and exchange-traded funds that track the MSCI Emerging Markets IndexSM.

Underlying Fund: Voya Global Bond Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The fund seeks to maximize total return through a combination of current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States.

Underlying Fund: Voya GNMA Income Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The fund seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. Under normal market conditions, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in GNMA Certificates.

Underlying Fund: Voya High Yield Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The portfolio seeks to provide investors with a high level of current income and total return. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of high-yield bonds.

28

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Underlying Fund: Voya Index Plus LargeCap Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The portfolio seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large-capitalization companies included in the S&P 500® Index.

Underlying Fund: Voya International Index Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the MSCI EAFE® Index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the MSCI EAFE® Index; convertible securities that are convertible into stocks included in the MSCI EAFE® Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the MSCI EAFE® Index or its components; and exchange-traded funds that track the MSCI EAFE® Index. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities.

Underlying Fund: Voya MidCap Opportunities Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The portfolio seeks long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-sized U.S. companies.

Underlying Fund: Voya Small Company Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The portfolio seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies.

Underlying Fund: Voya U.S. Bond Index Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg U.S. Aggregate Bond Index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in investment grade debt instruments rated at least A by Moody's Investors Service, Inc., at least A by S&P Global Ratings, or are of comparable quality if unrated, which are at the time of purchase, included in the Bloomberg U.S. Aggregate Bond Index; derivatives whose economic returns are, by design, closely equivalent to the returns of the Bloomberg U.S. Aggregate Bond Index or its components; and exchange-traded funds that track the Bloomberg U.S. Aggregate Bond Index. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities.

29

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Underlying Fund: VY® CBRE Global Real Estate Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): CBRE Investment Management Listed Real Assets, LLC
The portfolio seeks high total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry.

30

PORTFOLIO HOLDINGS INFORMATION

A description of the Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the SAI. Portfolio holdings information can be reviewed online at https://individuals.voya.com/product/variable-portfolio/prospectuses-reports.
31

MANAGEMENT OF THE PORTFOLIO

Investment Adviser
Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, the Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
Voya Investments' principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
Management Fee
The Investment Adviser receives an annual fee for its services to the Portfolio. The fee is payable in monthly installments based on the average daily net assets of the Portfolio.
The Investment Adviser is responsible for all of its own costs, including costs of the personnel required to carry out its duties.
The following table shows the aggregate annual management fee paid by the Portfolio for the most recent fiscal year as a percentage of the Portfolio’s average daily net assets.

Management Fee
Voya Global Perspectives® Portfolio	0.20%
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolio’s annual financial statements and other information filed on Form N-CSR which covers the one-year period ended December 31, 2024.
Sub-Adviser
The Investment Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio's portfolio. The Sub-Adviser is an affiliate of the Investment Adviser.
The Investment Adviser acts as a “manager-of-managers” for the Portfolio. The Investment Adviser has ultimate responsibility, subject to the oversight of the Portfolio’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolio and the Investment Adviser have received exemptive relief from the SEC which permits the Investment Adviser, with the approval of the Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Investment Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Adviser or of another company that, indirectly or directly wholly owns the Investment Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Investment Adviser delegates to the Sub-Adviser of the Portfolio the responsibility for asset allocation amongst the Underlying Funds, subject to the Investment Adviser’s oversight. The Investment Adviser is responsible for, among other things, monitoring the investment program and performance of the Sub-Adviser. Pursuant to the exemptive relief, the Investment Adviser, with the approval of the Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolio’s assets among other sub-advisers.
The Investment Adviser’s selection of sub-advisers presents conflicts of interest. The Investment Adviser will have an economic incentive to select sub-advisers that charge the lowest sub-advisory fees, to select sub-advisers affiliated with it, or to manage a portion of the Portfolio itself. The Investment Adviser may retain an affiliated sub-adviser (or delay terminating an affiliated sub-adviser) in order to help that sub-adviser achieve or maintain scale in an investment strategy or increase its assets under management. The Investment Adviser may select or retain an affiliated sub-adviser even in cases where another potential sub-adviser or an existing sub-adviser might charge a lower fee or have more favorable historical investment performance.
32

MANAGEMENT OF THE PORTFOLIO (continued)

In the event that the Investment Adviser exercises its discretion to replace a sub-adviser or appoint a new sub-adviser, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The replacement of an existing sub-adviser or the appointment of a new sub-adviser may be accompanied by a change to the Portfolio’s name and/or investment strategies.
A sub-advisory agreement can be terminated by the Investment Adviser, the Board, or the Sub-Adviser, provided that the conditions of such termination, as set forth in the agreement, are met. In addition, the sub-advisory agreement may be terminated by the Portfolio’s shareholders. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced, subject to any regulatory requirements, or the Investment Adviser may assume day-to-day investment management of the Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Portfolio’s shareholders.
Voya Investment Management Co. LLC
Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM has acted as an investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. Voya IM's principal business address is 200 Park Avenue, New York, New York 10169.
Portfolio Management
The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio.

Portfolio Manager	Investment Adviser or Sub-Adviser	Portfolio	Professional Experience
Lanyon Blair, CFA, CAIA	Voya IM	Voya Global Perspectives® Portfolio
Mr. Blair, Portfolio Manager, joined Voya IM in 2015
and is Head of Manager Research and Selection for
Multi-Asset Strategies and Solutions (“MASS”). He
is responsible for manager research and selection
activities across all asset classes for the MASS
group’s multi-manager products. Prior to joining Voya
IM, Mr. Blair was an analyst at Wells Fargo, focusing
on research and due diligence of equity, real estate,
and multi-asset managers. Prior to that, he was an
analyst with Fidelity Investments, covering equity
and real estate managers. Mr. Blair began his career
as a consultant with FactSet Research Systems
where he worked closely with equity, fixed income,
and real estate research teams.

Barbara Reinhard, CFA	Voya IM	Voya Global Perspectives® Portfolio
Ms. Reinhard, Portfolio Manager, joined Voya IM in
2016 and is the head of asset allocation for
Multi-Asset Strategies and Solutions (“MASS”). She
is responsible for strategic and tactical asset
allocation decisions for the MASS team’s
multi-asset strategies. Prior to joining Voya IM, Ms.
Reinhard was the chief investment officer for Credit
Suisse Private Bank in the Americas (2011-2016)
where she managed discretionary multi-asset
portfolios, was a member of the global asset
allocation committee, and the pension investment
committee. Prior to that, she spent 20 years at
Morgan Stanley.

33

MANAGEMENT OF THE PORTFOLIO (continued)

Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and the securities each portfolio manager owns in the Portfolio(s) the portfolio manager manages.
Distributor
Voya Investments Distributor, LLC (the “Distributor”), a Delaware limited liability company, is the principal underwriter and distributor of the Portfolio. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. See “Principal Underwriter” in the SAI.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
Contractual Arrangements
The Portfolio has contractual arrangements with various service providers, which may include, among others, investment advisers, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolio. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Portfolio. This paragraph is not intended to limit any rights granted to shareholders under federal or state securities laws.
34

HOW SHARES ARE PRICED

The Portfolio is open for business every day the New York Stock Exchange (the “NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (the “NAV”) per share for each class of the Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (the “CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Portfolio is closed for business, Portfolio shares will not be priced, and the Portfolio will not process purchase or redemption orders. To the extent the Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.
Portfolio holdings for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end-of-day NAV per share. The prospectuses of the open-end registered investment companies in which the Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign (non-U.S.) securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example, when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other portfolio holdings, the portfolio holding is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Portfolio’s portfolio holdings, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Portfolio’s Sub-Adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers, and other market data may be reviewed in the course of making a good faith determination of the fair value of a portfolio holding. Because trading hours for certain foreign (non-U.S.) securities end before Market Close, closing market quotations may become unreliable. The prices of foreign (non-U.S.) securities will generally be adjusted based on inputs from a third-party pricing service that are intended to reflect valuation changes through Market Close. Because of the inherent uncertainties of fair valuation, the values used to determine the Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Portfolio.
When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
35

HOW TO BUY AND SELL SHARES

The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies (as permitted by the 1940 Act), and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations.
The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan, or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
The Portfolio currently does not foresee any disadvantages to investors if it serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which the Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Investment Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments to redeem those investments if the Qualified Plan loses (or in the opinion of the Investment Adviser, is at risk of losing) its Qualified Plan status.
The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Distribution Plan and Shareholder Service Plan
The Portfolio has a distribution and shareholder service plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Investment Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.60% (0.35% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of the Portfolio. The Distributor is contractually obligated to waive 0.30% of the distribution fee for Class ADV shares through May 1, 2025.
The Portfolio has a shareholder service plan (the “Service Plan”) for Class S shares. These payments are made to the Distributor in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders' accounts. The Service Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries and plan administrators that provide administrative services relating to Class S shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets.
Because these distribution and shareholder service fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
36

FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Investment Adviser or affiliated entities have agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.
The Board has made a determination not to adopt a separate policy for the Portfolio with respect to frequent purchases and redemptions of shares by the Portfolio’s shareholders, but rather to rely on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Investment Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.
Because some Underlying Funds invest in foreign (non-U.S.) securities, they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign (non-U.S.) security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign (non-U.S.) securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds' shares which negatively affects long-term shareholders.
The following transactions are excluded when determining whether trading activity is excessive:
•
Rebalancing to facilitate fund-of-fund arrangements or the Portfolio’s systematic exchange privileges; and
•
Purchases or sales initiated by certain other funds in the Voya family of funds.
Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.
37

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. Fees derived from the Portfolio’s Service Plan may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for servicing shareholder accounts. Shareholder services may include, among other things, administrative, record keeping, or other services that insurance companies or Qualified Plans provide to the clients who use the Portfolio as an investment option. In addition, the Investment Adviser, Distributor, or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Investment Adviser, Distributor, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Investment Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. Payments to financial intermediaries by the Distributor or its affiliates or by the Portfolio may provide an incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans over other mutual funds or products.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: C.M. Life Insurance Company, First Security Benefit Life Insurance and Annuity Company of New York, First Symetra National Life Insurance Company of New York, Lincoln Financial Group, Lincoln National Life Insurance Company, Massachusetts Mutual Life Insurance Company, Nationwide Life Insurance Company, New York Life Insurance and Annuity Corporation, Security Benefit Life Insurance Company, Security Equity Life Insurance Company, Security Life of Denver Insurance Company, Standard Life Insurance Company, Symetra Life Insurance Company, Talcott Resolution Life Insurance Company, TIAA Life Insurance Company, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Union Securities, Venerable Insurance and Annuity Company, and Zurich American Life Insurance Company. Except as discussed in further detail below, the fees payable under these agreements are for compensation for providing distribution and/or shareholder services for which the insurance companies are paid at annual rates that range from 0.00% to 0.55%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. Neither the Portfolio, the Investment Adviser, nor the Distributor are parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
38

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Portfolio generally distributes most or all of its net earnings in the form of dividends, consisting of net investment income and capital gains distributions, if any. The Portfolio distributes capital gains, if any, annually. The Portfolio also declares dividends and pays dividends consisting of net investment income, if any, annually.
All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash.
From time to time a portion of the Portfolio’s distributions may constitute a return of capital. To comply with U.S. federal tax laws, the Portfolio may also pay additional distributions of capital gains and/or ordinary income.
Tax Consequences
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
The Portfolio intends to qualify as a regulated investment company (“RIC”) for U.S. federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it timely distributes to its shareholders.
The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to U.S. federal tax on distributions of dividends and income from the Portfolio to an applicable insurance company's separate accounts.
Since the sole shareholders of the Portfolio will be separate accounts of insurance companies or other permitted investors, no discussion is included herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for the applicable contract.
See the SAI for further information about tax matters.
The tax status of your investment in the Portfolio depends upon the features of your Variable Contract. For further information, please refer to the prospectus for the Variable Contract.
39

INDEX DESCRIPTION

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The Bloomberg U.S. Aggregate Bond Index includes U.S. Treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). The Bloomberg U.S. Aggregate Bond Index is provided by Bloomberg Index Services Limited.
The MSCI All Country World Index (“MSCI ACWI”) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
The S&P 500® Index is designed as a gauge of the performance of the large-cap segment of the U.S. equity market, is composed of 500 constituent companies, and covers approximately 80% of available market capitalization. The S&P 500® Index is a float-adjusted market cap weighted index provided by S&P Dow Jones Indices LLC.
The S&P Target Risk Growth Index is designed to measure the performance of equity allocations, while seeking to provide limited fixed income exposure to diversify risk.
Bloomberg Index Data Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or its licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained.
Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together, the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy and/or completeness of the Information and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The S&P 500® Index and S&P Target Risk Growth Index and associated data are a product of S&P Dow Jones Indices LLC, its affiliates and/or their licensors and have been licensed for use by Voya Services Company and certain affiliates. © 2025 S&P Dow Jones Indices LLC, its affiliates and/or their licensors. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Neither S&P Dow Jones Indices LLC, SPFS, Dow Jones, their affiliates nor their licensors (“S&P DJI”) make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and S&P DJI shall have no liability for any errors, omissions, or interruptions of any index or the data included therein.
40

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown. Certain information reflects the financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and/or distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR, which is available upon request. The information for the prior fiscal year or period was audited by a different independent public accounting firm.
41

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Perspectives® Portfolio
Class ADV
12-31-24	8.43	0.24•	0.34	0.58	0.26	—	—	0.26	—	8.75	6.90	0.91	0.50	0.50	2.79	52,475	40
12-31-23	8.78	0.24•	0.62	0.86	0.58	0.63	—	1.21	—	8.43	10.19	0.89	0.52	0.52	2.77	58,570	96
12-31-22	12.08	0.15•	(2.29)	(2.14)	0.31	0.85	—	1.16	—	8.78	(17.69)	0.88	0.50	0.50	1.55	62,243	22
12-31-21	12.13	0.15•	0.54	0.69	0.41	0.33	—	0.74	—	12.08	5.74	0.87	0.52	0.52	1.27	88,974	40
12-31-20	11.17	0.34•	1.34	1.68	0.35	0.37	—	0.72	—	12.13	15.80	0.88	0.51	0.51	3.01	97,298	107
Class I
12-31-24	8.50	0.27•	0.35	0.62	0.29	—	—	0.29	—	8.83	7.31	0.31	0.20	0.20	3.09	7,082	40
12-31-23	8.85	0.26•	0.63	0.89	0.61	0.63	—	1.24	—	8.50	10.50	0.29	0.22	0.22	3.06	7,348	96
12-31-22	12.19	0.18•	(2.32)	(2.14)	0.35	0.85	—	1.20	—	8.85	(17.51)	0.28	0.20	0.20	1.85	7,219	22
12-31-21	12.23	0.19•	0.55	0.74	0.45	0.33	—	0.78	—	12.19	6.09	0.27	0.22	0.22	1.54	8,866	40
12-31-20	11.26	0.38•	1.35	1.73	0.39	0.37	—	0.76	—	12.23	16.13	0.28	0.21	0.21	3.31	9,437	107
Class S
12-31-24	8.42	0.25•	0.33	0.58	0.27	—	—	0.27	—	8.73	6.88	0.56	0.45	0.45	2.84	52	40
12-31-23	8.77	0.23•	0.63	0.86	0.58	0.63	—	1.21	—	8.42	10.28	0.54	0.47	0.47	2.73	62	96
12-31-22	12.08	0.16•	(2.30)	(2.14)	0.32	0.85	—	1.17	—	8.77	(17.66)	0.53	0.45	0.45	1.59	68	22
12-31-21	12.13	0.16•	0.54	0.70	0.42	0.33	—	0.75	—	12.08	5.84	0.52	0.47	0.47	1.29	85	40
12-31-20	11.18	0.34•	1.34	1.68	0.36	0.37	—	0.73	—	12.13	15.79	0.53	0.46	0.46	3.04	77	107
42

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges.
(2)
Ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(3)
Ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or the Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or the Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
•
Calculated using average number of shares outstanding throughout the year or period.
43

TO OBTAIN MORE INFORMATION
You will find more information about the Portfolio in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS AND FORM N-CSR
In the Portfolio's annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. In the Portfolio's Form N- CSR filings, you will find the Portfolio's annual and semi-annual financial statements.
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains additional information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call, or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-366-0066
or visit our website at www.voyainvestments.com
Reports and other information about the Portfolio are available on the EDGAR Database on the SEC's Internet website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
When contacting the SEC, you will want to refer to the Portfolio's SEC file number. The file number is as follows:

Voya Investors Trust	811-05629
Voya Global Perspectives® Portfolio
PRO-473354(0525-050125)

May 1, 2025
Prospectus

•
Voya Retirement Aggressive Portfolio
Class/Ticker: ADV/IRGPX; I/IIRGX
•
Voya Retirement Conservative Portfolio
Class/Ticker: ADV/IRCAX; I/IRCPX
•
Voya Retirement Moderate Portfolio
Class/Ticker: ADV/IRMPX; I/IRMIX
•
Voya Retirement Moderately Aggressive Portfolio
Class/Ticker: ADV/IRMGX; I/IRGMX

Each Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Voya Retirement Aggressive Portfolio  (formerly, Voya Retirement Growth Portfolio)
Investment Objective
The Portfolio seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderately Aggressive Portfolio.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I
Management Fees	%	0.24	0.24
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	None
Other Expenses	%	0.02	0.02
Acquired Fund Fees and Expenses	%	0.34	0.34
Total Annual Portfolio Operating Expenses[1]	%	1.10	0.60
Waivers and Reimbursements[2]	%	(0.08)	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.02	0.60
1
Total Annual Portfolio Operating Expenses shown may be higher than the Portfolio's ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.07% and 0.82% for Class ADV and Class I shares, respectively, through May 1, 2026. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. The distributor is contractually obligated to waive 0.0751% of the distribution fee for Class ADV shares through May 1, 2026. Termination or modification of these obligations requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$104	342	598	1,333
I	$61	192	335	750
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 18% of the average value of its portfolio.
1
Voya Retirement Aggressive Portfolio

Principal Investment Strategies
Under normal circumstances, the Portfolio invests in a combination of other funds (collectively, the “Underlying Funds”) according to a model that is intended to reflect an allocation of approximately 79% of the Portfolio's assets in equity securities and 21% of the Portfolio's assets in debt instruments. The actual amount of Portfolio assets invested in equity securities may vary at any time and may range from 60% to 90% of its assets in equity securities and from 10% to 40% of its assets in debt instruments. The amount of Portfolio assets invested in equity securities and debt instruments are measured with reference to the principal investment strategies of the Underlying Funds; actual exposure to these asset classes will vary from these amounts if an Underlying Fund is not substantially invested in accordance with its principal investment strategy. Generally, most of the Underlying Funds in which the Portfolio invests will be passively managed index funds. The Underlying Funds may or may not be affiliated with the Investment Adviser.
Underlying Funds in which the Portfolio may invest for its exposure to equity securities hold a wide range of equity type securities which may include stocks of companies of any market capitalization and domestic and foreign (non-U.S.) securities, including emerging market securities. Underlying Funds in which the Portfolio may invest for its exposure to debt instruments hold such instruments of varying maturities which may include corporate debt instruments of U.S. and non-U.S. issuers; securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; and inflation-indexed bonds issued both by governments and corporations.
The Portfolio may also invest in derivative instruments including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical allocations and to assist in managing cash.
The Portfolio may invest in exchange-traded funds (“ETFs”) to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
In seeking the Portfolio's investment objective, the sub-adviser (the “Sub-Adviser”) uses a proprietary investment model to determine the Portfolio's asset allocation between equity securities and debt instruments. The investment model generally seeks to manage the risk of the Portfolio's returns and may consider such factors as: (i) the investment objective of the Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics and volatility of the Underlying Funds; (v) the correlation and covariance among the Underlying Funds; and (vi) Voya affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits. The Portfolio's shares are offered to, among others, separate accounts of Voya insurance company subsidiaries as an investment option under variable annuity contracts which contain certain financial guarantees by those subsidiaries. The investment model will take into account the effect of the investment risk of the Portfolio on the Voya affiliated insurance companies' guarantee obligations and the companies’ ability to hedge their risks under those guarantees.
The Sub-Adviser may change the Portfolio's asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue the Portfolio's investment objective.
Principal Risks
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. The Portfolio is subject to the following principal risks (either directly or indirectly through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Portfolio's or an Underlying Fund's performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds. The Portfolio is exposed to most of the principal risks indirectly through investments by the Underlying Funds, and in some cases only through such investments. Unless stated otherwise, in the risk disclosures below, descriptions of investments or activities by “the Portfolio” and related risks refer to investments or activities by the Portfolio or by an Underlying Fund, as the case may be. Similarly, a reference to “Investment Adviser” or to “Sub-Adviser” is to the entity responsible for the investments in question, whether by the Portfolio or by an Underlying Fund. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Affiliated Underlying Funds: The Sub-Adviser’s selection of Underlying Funds presents conflicts of interest. The net management fee revenue received or costs incurred by the Sub-Adviser and its affiliates will vary depending on the Underlying Funds it selects for the Portfolio, and the Sub-Adviser will have an incentive to select the Underlying Funds (whether or not affiliated with the Sub-Adviser) that will result in the greatest net management fee revenue or lowest costs to the Sub-Adviser and its affiliates, even if that results in increased expenses and potentially less favorable investment performance for the Portfolio. The Sub-Adviser may prefer to invest in an affiliated Underlying Fund over an unaffiliated Underlying Fund because the investment may be beneficial to the Sub-Adviser in managing the affiliated Underlying Fund by helping the affiliated Underlying Fund achieve economies of scale or by enhancing cash flows to the affiliated Underlying Fund. For similar reasons, the Sub-Adviser may
Voya Retirement Aggressive Portfolio
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have an incentive to delay or decide against the sale of interests held by the Portfolio in affiliated Underlying Funds, and the Sub-Adviser may implement Underlying Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to affiliated Underlying Funds. Although the Portfolio may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so even in cases where the unaffiliated Underlying Funds incur lower fees or have achieved better historical investment performance than the comparable affiliated Underlying Funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among the asset classes in which the Portfolio invests and in choosing investments within those asset classes. There is a risk that the manager may allocate assets or investments to or within an asset class that underperforms compared to other asset classes or investments. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments or causing the Portfolio to sell investments at disadvantageous times.
•
Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Credit Default Swaps: The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. As a seller of a credit default swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks, and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to different kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
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Deflation: Deflation occurs when prices throughout the economy decline over time — the opposite of inflation. Unless repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, when there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period.
Index Strategy (Funds-of-Funds): An Underlying Fund (or a portion of the Underlying Fund) that seeks to track an index’s performance and does not use defensive positions or attempt to reduce its exposure to poor performing securities in an index may underperform the overall market (each, an “Underlying Index Fund”). To the extent an Underlying Index Fund’s investments track its target index, such Underlying Index Fund may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Portfolio. The correlation between an Underlying Index Fund’s performance and index performance may be affected by the timing of purchases and redemptions of the Underlying Index Fund's shares. The correlation between an Underlying Index Fund’s performance and index performance will be reduced by the Underlying Index Fund’s expenses and could be reduced by the timing of purchases and redemptions of the Underlying Index Fund’s shares. In addition, an Underlying Index Fund’s actual holdings might not match the index and an Underlying Index Fund’s effective exposure to index securities at any given time may not precisely correlate. When deciding between Underlying Index Funds benchmarked to the same index, the manager may not select the Underlying Index Fund with the lowest expenses. In particular, when deciding between Underlying Index Funds benchmarked to the same index, the manager will generally select an affiliated Underlying Index Fund, even when the affiliated Underlying Index Fund has higher expenses than an unaffiliated Underlying Index Fund. When the Portfolio invests in an affiliated Underlying Index Fund with higher expenses, the Portfolio’s performance will be lower than if the Portfolio had invested in an Underlying Index Fund with comparable performance but lower expenses (although any expense limitation arrangements in place at the time might have the effect of limiting or eliminating the amount of that underperformance). The manager may select an unaffiliated Underlying Index Fund, including an ETF, over an affiliated Underlying Index Fund benchmarked to the same index when the manager believes making an investment in the affiliated Underlying Index Fund would be disadvantageous to the affiliated Underlying Index Fund, such as when the Portfolio is investing on a short-term basis.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
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Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre- paid . Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or
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long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Underlying Funds: Because the Portfolio invests primarily in Underlying Funds, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Funds in which it invests. When the Portfolio invests in an Underlying Fund, it is exposed indirectly to the risks of a direct investment in the Underlying Fund. If the Portfolio invests a significant portion of its assets in a single Underlying Fund, it may be more susceptible to risks associated with that Underlying Fund and its investments than if it invested in a broader range of Underlying Funds. It is possible that more than one Underlying Fund will hold securities of the same issuers, thereby increasing the Portfolio’s indirect exposure to those issuers. It also is possible that one Underlying Fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any Underlying Fund will be achieved. In addition, the Portfolio’s shareholders will indirectly bear their proportionate share of the Underlying Funds’ fees and expenses, in addition to the fees and expenses of the Portfolio itself.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and additional indices with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
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Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	15.63%
Worst quarter:	1st Quarter 2020	-16.31%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	14.55	8.09	7.37	N/A	4/28/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P Target Risk Aggressive Index(1)(2)%	13.50	8.06	7.92	N/A
Russell 3000® Index(1)(3)%	23.81	13.86	12.55	N/A
MSCI EAFE® Index(1)(2)%	3.82	4.73	5.20	N/A
Class I %	14.96	8.55	7.82	N/A	4/28/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P Target Risk Aggressive Index(1)(2)%	13.50	8.06	7.92	N/A
Russell 3000® Index(1)(3)%	23.81	13.86	12.55	N/A
MSCI EAFE® Index(1)(2)%	3.82	4.73	5.20	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the S&P Target Risk Aggressive Index to the MSCI All Country World Index (“MSCI ACWI”) and Bloomberg U.S. Aggregate Bond Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the S&P Target Risk Aggressive Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
(3)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Lanyon Blair, CFA, CAIA Portfolio Manager (since 05/23)	Barbara Reinhard, CFA Portfolio Manager (since 05/18)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents
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for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya Retirement Conservative Portfolio
Investment Objective
The Portfolio seeks a high level of total return (consisting of capital appreciation and income) consistent with a conservative level of risk relative to the other Voya Retirement Portfolios.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I
Management Fees	%	0.25	0.25
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	None
Other Expenses	%	0.04	0.04
Acquired Fund Fees and Expenses	%	0.33	0.33
Total Annual Portfolio Operating Expenses[1]	%	1.12	0.62
Waivers and Reimbursements[2]	%	(0.25)	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	0.87	0.62
1
Total Annual Portfolio Operating Expenses shown may be higher than the Portfolio's ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 0.92% and 0.67% for Class ADV and Class I shares, respectively, through May 1, 2026. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. The distributor is contractually obligated to waive 0.2480% of the distribution fee for Class ADV shares through May 1, 2026. Termination or modification of these obligations requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$89	331	593	1,341
I	$63	199	346	774
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 21% of the average value of its portfolio.
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Voya Retirement Conservative Portfolio

Principal Investment Strategies
Under normal circumstances, the Portfolio invests in a combination of other funds (collectively, the “Underlying Funds”) according to a model that is intended to reflect an allocation of approximately 25% of the Portfolio's assets in equity securities and 75% of the Portfolio's assets in debt instruments. The actual amount of Portfolio assets invested in equity securities may vary at any time and may range from 15% to 45% of its assets in equity securities and from 55% to 85% of its assets in debt instruments. The amount of Portfolio assets invested in equity securities and debt instruments are measured with reference to the principal investment strategies of the Underlying Funds; actual exposure to these asset classes will vary from these amounts if an Underlying Fund is not substantially invested in accordance with its principal investment strategy. Generally, most of the Underlying Funds in which the Portfolio invests will be passively managed index funds. The Underlying Funds may or may not be affiliated with the Investment Adviser.
Underlying Funds in which the Portfolio may invest for its exposure to equity securities hold a wide range of equity type securities which may include stocks of companies of any market capitalization and domestic and foreign (non-U.S.) securities, including emerging market securities. Underlying Funds in which the Portfolio may invest for its exposure to debt instruments hold such instruments of varying maturities which may include corporate debt instruments of U.S. and non-U.S. issuers; securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; and inflation-indexed bonds issued both by governments and corporations.
The Portfolio may also invest in derivative instruments including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical allocations and to assist in managing cash.
The Portfolio may invest in exchange-traded funds (“ETFs”) to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
In seeking the Portfolio's investment objective, the sub-adviser (the “Sub-Adviser”) uses a proprietary investment model to determine the Portfolio's asset allocation between equity securities and debt instruments. The investment model generally seeks to manage the risk of the Portfolio's returns and may consider such factors as: (i) the investment objective of the Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics and volatility of the Underlying Funds; (v) the correlation and covariance among the Underlying Funds; and (vi) Voya affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits. The Portfolio's shares are offered to, among others, separate accounts of Voya insurance company subsidiaries as an investment option under variable annuity contracts which contain certain financial guarantees by those subsidiaries. The investment model will take into account the effect of the investment risk of the Portfolio on the Voya affiliated insurance companies' guarantee obligations and the companies’ ability to hedge their risks under those guarantees.
The Sub-Adviser may change the Portfolio's asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue the Portfolio's investment objective.
Principal Risks
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. The Portfolio is subject to the following principal risks (either directly or indirectly through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Portfolio's or an Underlying Fund's performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds. The Portfolio is exposed to most of the principal risks indirectly through investments by the Underlying Funds, and in some cases only through such investments. Unless stated otherwise, in the risk disclosures below, descriptions of investments or activities by “the Portfolio” and related risks refer to investments or activities by the Portfolio or by an Underlying Fund, as the case may be. Similarly, a reference to “Investment Adviser” or to “Sub-Adviser” is to the entity responsible for the investments in question, whether by the Portfolio or by an Underlying Fund. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Affiliated Underlying Funds: The Sub-Adviser’s selection of Underlying Funds presents conflicts of interest. The net management fee revenue received or costs incurred by the Sub-Adviser and its affiliates will vary depending on the Underlying Funds it selects for the Portfolio, and the Sub-Adviser will have an incentive to select the Underlying Funds (whether or not affiliated with the Sub-Adviser) that will result in the greatest net management fee revenue or lowest costs to the Sub-Adviser and its affiliates, even if that results in increased expenses and potentially less favorable investment performance for the Portfolio. The Sub-Adviser may prefer to invest in an affiliated Underlying Fund over an unaffiliated Underlying Fund because the investment may be beneficial to the Sub-Adviser in managing the affiliated Underlying Fund by helping the affiliated Underlying Fund achieve economies of scale or by enhancing cash flows to the affiliated Underlying Fund. For similar reasons, the Sub-Adviser may
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have an incentive to delay or decide against the sale of interests held by the Portfolio in affiliated Underlying Funds, and the Sub-Adviser may implement Underlying Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to affiliated Underlying Funds. Although the Portfolio may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so even in cases where the unaffiliated Underlying Funds incur lower fees or have achieved better historical investment performance than the comparable affiliated Underlying Funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among the asset classes in which the Portfolio invests and in choosing investments within those asset classes. There is a risk that the manager may allocate assets or investments to or within an asset class that underperforms compared to other asset classes or investments. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments or causing the Portfolio to sell investments at disadvantageous times.
•
Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Credit Default Swaps: The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. As a seller of a credit default swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks, and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to different kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
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Deflation: Deflation occurs when prices throughout the economy decline over time — the opposite of inflation. Unless repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, when there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Index Strategy (Funds-of-Funds): An Underlying Fund (or a portion of the Underlying Fund) that seeks to track an index’s performance and does not use defensive positions or attempt to reduce its exposure to poor performing securities in an index may underperform the overall market (each, an “Underlying Index Fund”). To the extent an Underlying Index Fund’s investments track its target index, such Underlying Index Fund may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Portfolio. The correlation between an Underlying Index Fund’s performance and index performance may be affected by the timing of purchases and redemptions of the Underlying Index Fund's shares. The correlation between an Underlying Index Fund’s performance and index performance will be reduced by the Underlying Index Fund’s expenses and could be reduced by the timing of purchases and redemptions of the Underlying Index Fund’s shares. In addition, an Underlying Index Fund’s actual holdings might not match the index and an Underlying Index Fund’s effective exposure to index securities at any given time may not precisely correlate. When deciding between Underlying Index Funds benchmarked to the same index, the manager may not select the Underlying Index Fund with the lowest expenses. In particular, when deciding between Underlying Index Funds benchmarked to the same index, the manager will generally select an affiliated Underlying Index Fund, even when the affiliated Underlying Index Fund has higher expenses than an unaffiliated Underlying Index Fund. When the Portfolio invests in an affiliated Underlying Index Fund with higher expenses, the Portfolio’s performance will be lower than if the Portfolio had invested in an Underlying Index Fund with comparable performance but lower expenses (although any expense limitation arrangements in place at the time might have the effect of limiting or eliminating the amount of that underperformance). The manager may select an unaffiliated Underlying Index Fund, including an ETF, over an affiliated Underlying Index Fund benchmarked to the same index when the manager believes making an investment in the affiliated Underlying Index Fund would be disadvantageous to the affiliated Underlying Index Fund, such as when the Portfolio is investing on a short-term basis.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest
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rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and
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markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Underlying Funds: Because the Portfolio invests primarily in Underlying Funds, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Funds in which it invests. When the Portfolio invests in an Underlying Fund, it is exposed indirectly to the risks of a direct investment in the Underlying Fund. If the Portfolio invests a significant portion of its assets in a single Underlying Fund, it may be more susceptible to risks associated with that Underlying Fund and its investments than if it invested in a broader range of Underlying Funds. It is possible that more than one Underlying Fund will hold securities of the same issuers, thereby increasing the Portfolio’s indirect exposure to those issuers. It also is possible that one Underlying Fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any Underlying Fund will be achieved. In addition, the Portfolio’s shareholders will indirectly bear their proportionate share of the Underlying Funds’ fees and expenses, in addition to the fees and expenses of the Portfolio itself.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and additional indices with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
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Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	7.78%
Worst quarter:	2nd Quarter 2022	-7.51%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	5.67	2.69	3.51	N/A	10/31/2007
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P Target Risk Conservative Index(1)(2)%	6.59	3.21	4.02	N/A
Class I %	5.85	2.97	3.73	N/A	10/31/2007
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P Target Risk Conservative Index(1)(2)%	6.59	3.21	4.02	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the S&P Target Risk Conservative Index to the MSCI All Country World Index (“MSCI ACWI”) and Bloomberg U.S. Aggregate Bond Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the S&P Target Risk Conservative Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
(3)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Lanyon Blair, CFA, CAIA Portfolio Manager (since 05/23)	Barbara Reinhard, CFA Portfolio Manager (since 05/18)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya Retirement Moderate Portfolio
Investment Objective
The Portfolio seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Moderately Aggressive Portfolio.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I
Management Fees	%	0.24	0.24
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	None
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.34	0.34
Total Annual Portfolio Operating Expenses[1]	%	1.11	0.61
Waivers and Reimbursements[2]	%	(0.16)	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	0.95	0.61
1
Total Annual Portfolio Operating Expenses shown may be higher than the Portfolio's ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.00% and 0.75% for Class ADV and Class I shares, respectively, through May 1, 2026. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. The distributor is contractually obligated to waive 0.1587% of the distribution fee for Class ADV shares through May 1, 2026. Termination or modification of these obligations requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$97	337	596	1,337
I	$62	195	340	762
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 16% of the average value of its portfolio.
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Voya Retirement Moderate Portfolio

Principal Investment Strategies
Under normal circumstances, the Portfolio invests in a combination of other funds (collectively, the “Underlying Funds”) according to a model that is intended to reflect an allocation of approximately 40% of the Portfolio's assets in equity securities and 60% of the Portfolio's assets in debt instruments. The actual amount of Portfolio assets invested in equity securities may vary at any time and may range from 35% to 65% of its assets in equity securities and from 35% to 65% of its assets in debt instruments. The amount of Portfolio assets invested in equity securities and debt instruments are measured with reference to the principal investment strategies of the Underlying Funds; actual exposure to these asset classes will vary from these amounts if an Underlying Fund is not substantially invested in accordance with its principal investment strategy. Generally, most of the Underlying Funds in which the Portfolio invests will be passively managed index funds. The Underlying Funds may or may not be affiliated with the Investment Adviser.
Underlying Funds in which the Portfolio may invest for its exposure to equity securities hold a wide range of equity type securities which may include stocks of companies of any market capitalization and domestic and foreign (non-U.S.) securities, including emerging market securities. Underlying Funds in which the Portfolio may invest for its exposure to debt instruments hold such instruments of varying maturities which may include corporate debt instruments of U.S. and non-U.S. issuers; securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; and inflation-indexed bonds issued both by governments and corporations.
The Portfolio may also invest in derivative instruments including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical allocations and to assist in managing cash.
The Portfolio may invest in exchange-traded funds (“ETFs”) to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
In seeking the Portfolio's investment objective, the sub-adviser (the “Sub-Adviser”) uses a proprietary investment model to determine the Portfolio's asset allocation between equity securities and debt instruments. The investment model generally seeks to manage the risk of the Portfolio's returns and may consider such factors as: (i) the investment objective of the Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics and volatility of the Underlying Funds; (v) the correlation and covariance among the Underlying Funds; and (vi) Voya affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits. The Portfolio's shares are offered to, among others, separate accounts of Voya insurance company subsidiaries as an investment option under variable annuity contracts which contain certain financial guarantees by those subsidiaries. The investment model will take into account the effect of the investment risk of the Portfolio on the Voya affiliated insurance companies' guarantee obligations and the companies’ ability to hedge their risks under those guarantees.
The Sub-Adviser may change the Portfolio's asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue the Portfolio's investment objective.
Principal Risks
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. The Portfolio is subject to the following principal risks (either directly or indirectly through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Portfolio's or an Underlying Fund's performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds. The Portfolio is exposed to most of the principal risks indirectly through investments by the Underlying Funds, and in some cases only through such investments. Unless stated otherwise, in the risk disclosures below, descriptions of investments or activities by “the Portfolio” and related risks refer to investments or activities by the Portfolio or by an Underlying Fund, as the case may be. Similarly, a reference to “Investment Adviser” or to “Sub-Adviser” is to the entity responsible for the investments in question, whether by the Portfolio or by an Underlying Fund. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Affiliated Underlying Funds: The Sub-Adviser’s selection of Underlying Funds presents conflicts of interest. The net management fee revenue received or costs incurred by the Sub-Adviser and its affiliates will vary depending on the Underlying Funds it selects for the Portfolio, and the Sub-Adviser will have an incentive to select the Underlying Funds (whether or not affiliated with the Sub-Adviser) that will result in the greatest net management fee revenue or lowest costs to the Sub-Adviser and its affiliates, even if that results in increased expenses and potentially less favorable investment performance for the Portfolio. The Sub-Adviser may prefer to invest in an affiliated Underlying Fund over an unaffiliated Underlying Fund because the investment may be beneficial to the Sub-Adviser in managing the affiliated Underlying Fund by helping the affiliated Underlying Fund achieve economies of scale or by enhancing cash flows to the affiliated Underlying Fund. For similar reasons, the Sub-Adviser may
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have an incentive to delay or decide against the sale of interests held by the Portfolio in affiliated Underlying Funds, and the Sub-Adviser may implement Underlying Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to affiliated Underlying Funds. Although the Portfolio may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so even in cases where the unaffiliated Underlying Funds incur lower fees or have achieved better historical investment performance than the comparable affiliated Underlying Funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among the asset classes in which the Portfolio invests and in choosing investments within those asset classes. There is a risk that the manager may allocate assets or investments to or within an asset class that underperforms compared to other asset classes or investments. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments or causing the Portfolio to sell investments at disadvantageous times.
•
Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Credit Default Swaps: The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. As a seller of a credit default swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks, and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to different kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
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Deflation: Deflation occurs when prices throughout the economy decline over time — the opposite of inflation. Unless repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, when there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Index Strategy (Funds-of-Funds): An Underlying Fund (or a portion of the Underlying Fund) that seeks to track an index’s performance and does not use defensive positions or attempt to reduce its exposure to poor performing securities in an index may underperform the overall market (each, an “Underlying Index Fund”). To the extent an Underlying Index Fund’s investments track its target index, such Underlying Index Fund may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Portfolio. The correlation between an Underlying Index Fund’s performance and index performance may be affected by the timing of purchases and redemptions of the Underlying Index Fund's shares. The correlation between an Underlying Index Fund’s performance and index performance will be reduced by the Underlying Index Fund’s expenses and could be reduced by the timing of purchases and redemptions of the Underlying Index Fund’s shares. In addition, an Underlying Index Fund’s actual holdings might not match the index and an Underlying Index Fund’s effective exposure to index securities at any given time may not precisely correlate. When deciding between Underlying Index Funds benchmarked to the same index, the manager may not select the Underlying Index Fund with the lowest expenses. In particular, when deciding between Underlying Index Funds benchmarked to the same index, the manager will generally select an affiliated Underlying Index Fund, even when the affiliated Underlying Index Fund has higher expenses than an unaffiliated Underlying Index Fund. When the Portfolio invests in an affiliated Underlying Index Fund with higher expenses, the Portfolio’s performance will be lower than if the Portfolio had invested in an Underlying Index Fund with comparable performance but lower expenses (although any expense limitation arrangements in place at the time might have the effect of limiting or eliminating the amount of that underperformance). The manager may select an unaffiliated Underlying Index Fund, including an ETF, over an affiliated Underlying Index Fund benchmarked to the same index when the manager believes making an investment in the affiliated Underlying Index Fund would be disadvantageous to the affiliated Underlying Index Fund, such as when the Portfolio is investing on a short-term basis.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre- paid . Rising market interest
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rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and
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markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Underlying Funds: Because the Portfolio invests primarily in Underlying Funds, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Funds in which it invests. When the Portfolio invests in an Underlying Fund, it is exposed indirectly to the risks of a direct investment in the Underlying Fund. If the Portfolio invests a significant portion of its assets in a single Underlying Fund, it may be more susceptible to risks associated with that Underlying Fund and its investments than if it invested in a broader range of Underlying Funds. It is possible that more than one Underlying Fund will hold securities of the same issuers, thereby increasing the Portfolio’s indirect exposure to those issuers. It also is possible that one Underlying Fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any Underlying Fund will be achieved. In addition, the Portfolio’s shareholders will indirectly bear their proportionate share of the Underlying Funds’ fees and expenses, in addition to the fees and expenses of the Portfolio itself.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and additional indices with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
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Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	11.23%
Worst quarter:	1st Quarter 2020	-9.78%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	7.81	4.58	4.94	N/A	4/28/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P Target Risk Moderate Index(1)(2)%	7.97	4.20	4.82	N/A
Russell 3000® Index(1)(3)%	23.81	13.86	12.55	N/A
MSCI EAFE® Index(1)(2)%	3.82	4.73	5.20	N/A
Class I %	8.19	4.94	5.30	N/A	4/28/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P Target Risk Moderate Index(1)(2)%	7.97	4.20	4.82	N/A
Russell 3000® Index(1)(3)%	23.81	13.86	12.55	N/A
MSCI EAFE® Index(1)(2)%	3.82	4.73	5.20	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the S&P Target Risk Moderate Index to the MSCI All Country World Index (“MSCI ACWI”) and Bloomberg U.S. Aggregate Bond Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the S&P Target Risk Moderate Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
(3)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Lanyon Blair, CFA, CAIA Portfolio Manager (since 05/23)	Barbara Reinhard, CFA Portfolio Manager (since 05/18)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
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Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya Retirement Moderately Aggressive Portfolio  (formerly, Voya Retirement Moderate Growth Portfolio)
Investment Objective
The Portfolio seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Portfolio but less than that of Voya Retirement Aggressive Portfolio.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I
Management Fees	%	0.24	0.24
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	None
Other Expenses	%	0.02	0.02
Acquired Fund Fees and Expenses	%	0.33	0.33
Total Annual Portfolio Operating Expenses[1]	%	1.09	0.59
Waivers and Reimbursements[2]	%	(0.11)	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	0.98	0.59
1
Total Annual Portfolio Operating Expenses shown may be higher than the Portfolio's ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.04% and 0.79% for Class ADV and Class I shares, respectively, through May 1, 2026. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. The distributor is contractually obligated to waive 0.1106% of the distribution fee for Class ADV shares through May 1, 2026. Termination or modification of these obligations requires approval by the Portfolio’s Board of Trustees (the “Board”).
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$100	336	590	1,319
I	$60	189	329	738
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 16% of the average value of its portfolio.
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Voya Retirement Moderately Aggressive Portfolio

Principal Investment Strategies
Under normal circumstances, the Portfolio invests in a combination of other funds (collectively, the “Underlying Funds”) according to a model that is intended to reflect an allocation of approximately 63% of the Portfolio’s assets in equity securities and 37% of the Portfolio’s assets in debt instruments. The actual amount of Portfolio assets invested in equity securities may vary at any time and may range from 50% to 80% of its assets in equity securities and from 20% to 50% of its assets in debt instruments. The amount of Portfolio assets invested in equity securities and debt instruments are measured with reference to the principal investment strategies of the Underlying Funds; actual exposure to these asset classes will vary from these amounts if an Underlying Fund is not substantially invested in accordance with its principal investment strategy. Generally, most of the Underlying Funds in which the Portfolio invests will be passively managed index funds. The Underlying Funds may or may not be affiliated with the Investment Adviser.
Underlying Funds in which the Portfolio may invest for its exposure to equity securities hold a wide range of equity type securities which may include stocks of companies of any market capitalization and domestic and foreign (non-U.S.) securities, including emerging market securities. Underlying Funds in which the Portfolio may invest for its exposure to debt instruments hold such instruments of varying maturities which may include corporate debt instruments of U.S. and non-U.S. issuers; securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; and inflation-indexed bonds issued both by governments and corporations.
The Portfolio may also invest in derivative instruments including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical allocations and to assist in managing cash.
The Portfolio may invest in exchange-traded funds (“ETFs”) to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
In seeking the Portfolio's investment objective, the sub-adviser (the “Sub-Adviser”) uses a proprietary investment model to determine the Portfolio's asset allocation between equity securities and debt instruments. The investment model generally seeks to manage the risk of the Portfolio's returns and may consider such factors as: (i) the investment objective of the Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics and volatility of the Underlying Funds; (v) the correlation and covariance among the Underlying Funds; and (vi) Voya affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits. The Portfolio's shares are offered to, among others, separate accounts of Voya insurance company subsidiaries as an investment option under variable annuity contracts which contain certain financial guarantees by those subsidiaries. The investment model will take into account the effect of the investment risk of the Portfolio on the Voya affiliated insurance companies' guarantee obligations and the companies’ ability to hedge their risks under those guarantees.
The Sub-Adviser may change the Portfolio's asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue the Portfolio's investment objective.
Principal Risks
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. The Portfolio is subject to the following principal risks (either directly or indirectly through investments in one or more Underlying Funds). Any of these risks, among others, could affect the Portfolio's or an Underlying Fund's performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds. The Portfolio is exposed to most of the principal risks indirectly through investments by the Underlying Funds, and in some cases only through such investments. Unless stated otherwise, in the risk disclosures below, descriptions of investments or activities by “the Portfolio” and related risks refer to investments or activities by the Portfolio or by an Underlying Fund, as the case may be. Similarly, a reference to “Investment Adviser” or to “Sub-Adviser” is to the entity responsible for the investments in question, whether by the Portfolio or by an Underlying Fund. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Affiliated Underlying Funds: The Sub-Adviser’s selection of Underlying Funds presents conflicts of interest. The net management fee revenue received or costs incurred by the Sub-Adviser and its affiliates will vary depending on the Underlying Funds it selects for the Portfolio, and the Sub-Adviser will have an incentive to select the Underlying Funds (whether or not affiliated with the Sub-Adviser) that will result in the greatest net management fee revenue or lowest costs to the Sub-Adviser and its affiliates, even if that results in increased expenses and potentially less favorable investment performance for the Portfolio. The Sub-Adviser may prefer to invest in an affiliated Underlying Fund over an unaffiliated Underlying Fund because the investment may be beneficial to the Sub-Adviser in managing the affiliated Underlying Fund by helping the affiliated Underlying Fund achieve economies of scale or by enhancing cash flows to the affiliated Underlying Fund. For similar reasons, the Sub-Adviser may
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have an incentive to delay or decide against the sale of interests held by the Portfolio in affiliated Underlying Funds, and the Sub-Adviser may implement Underlying Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to affiliated Underlying Funds. Although the Portfolio may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so even in cases where the unaffiliated Underlying Funds incur lower fees or have achieved better historical investment performance than the comparable affiliated Underlying Funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among the asset classes in which the Portfolio invests and in choosing investments within those asset classes. There is a risk that the manager may allocate assets or investments to or within an asset class that underperforms compared to other asset classes or investments. The Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments or causing the Portfolio to sell investments at disadvantageous times.
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Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Credit Default Swaps: The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. As a seller of a credit default swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks, and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to different kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
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Deflation: Deflation occurs when prices throughout the economy decline over time — the opposite of inflation. Unless repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, when there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period.
Index Strategy (Funds-of-Funds): An Underlying Fund (or a portion of the Underlying Fund) that seeks to track an index’s performance and does not use defensive positions or attempt to reduce its exposure to poor performing securities in an index may underperform the overall market (each, an “Underlying Index Fund”). To the extent an Underlying Index Fund’s investments track its target index, such Underlying Index Fund may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Portfolio. The correlation between an Underlying Index Fund’s performance and index performance may be affected by the timing of purchases and redemptions of the Underlying Index Fund's shares. The correlation between an Underlying Index Fund’s performance and index performance will be reduced by the Underlying Index Fund’s expenses and could be reduced by the timing of purchases and redemptions of the Underlying Index Fund’s shares. In addition, an Underlying Index Fund’s actual holdings might not match the index and an Underlying Index Fund’s effective exposure to index securities at any given time may not precisely correlate. When deciding between Underlying Index Funds benchmarked to the same index, the manager may not select the Underlying Index Fund with the lowest expenses. In particular, when deciding between Underlying Index Funds benchmarked to the same index, the manager will generally select an affiliated Underlying Index Fund, even when the affiliated Underlying Index Fund has higher expenses than an unaffiliated Underlying Index Fund. When the Portfolio invests in an affiliated Underlying Index Fund with higher expenses, the Portfolio’s performance will be lower than if the Portfolio had invested in an Underlying Index Fund with comparable performance but lower expenses (although any expense limitation arrangements in place at the time might have the effect of limiting or eliminating the amount of that underperformance). The manager may select an unaffiliated Underlying Index Fund, including an ETF, over an affiliated Underlying Index Fund benchmarked to the same index when the manager believes making an investment in the affiliated Underlying Index Fund would be disadvantageous to the affiliated Underlying Index Fund, such as when the Portfolio is investing on a short-term basis.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
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Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or
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long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Underlying Funds: Because the Portfolio invests primarily in Underlying Funds, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Funds in which it invests. When the Portfolio invests in an Underlying Fund, it is exposed indirectly to the risks of a direct investment in the Underlying Fund. If the Portfolio invests a significant portion of its assets in a single Underlying Fund, it may be more susceptible to risks associated with that Underlying Fund and its investments than if it invested in a broader range of Underlying Funds. It is possible that more than one Underlying Fund will hold securities of the same issuers, thereby increasing the Portfolio’s indirect exposure to those issuers. It also is possible that one Underlying Fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any Underlying Fund will be achieved. In addition, the Portfolio’s shareholders will indirectly bear their proportionate share of the Underlying Funds’ fees and expenses, in addition to the fees and expenses of the Portfolio itself.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and additional indices with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
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Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	13.85%
Worst quarter:	1st Quarter 2020	-13.47%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	12.32	6.93	6.59	N/A	4/28/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P Target Risk Growth Index(1)(2)%	10.73	6.16	6.39	N/A
Russell 3000® Index(1)(3)%	23.81	13.86	12.55	N/A
MSCI EAFE® Index(1)(2)%	3.82	4.73	5.20	N/A
Class I %	12.88	7.36	7.01	N/A	4/28/2006
MSCI ACWI(1)(2)%	17.49	10.06	9.23	N/A
Bloomberg U.S. Aggregate Bond Index(1)(3)%	1.25	-0.33	1.35	N/A
S&P Target Risk Growth Index(1)(2)%	10.73	6.16	6.39	N/A
Russell 3000® Index(1)(3)%	23.81	13.86	12.55	N/A
MSCI EAFE® Index(1)(2)%	3.82	4.73	5.20	N/A
(1)
Effective commencing with shareholder reports filed and transmitted to shareholders after July 24, 2024, the Investment Adviser changed the primary benchmark from the S&P Target Risk Growth Index to the MSCI All Country World Index (“MSCI ACWI”) and Bloomberg U.S. Aggregate Bond Index in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the S&P Target Risk Growth Index as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies.
(2)
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
(3)
The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Lanyon Blair, CFA, CAIA Portfolio Manager (since 05/23)	Barbara Reinhard, CFA Portfolio Manager (since 05/18)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents
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for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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KEY PORTFOLIO INFORMATION

This Prospectus contains information about each Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
Each Portfolio's Statement of Additional Information (the “SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from each Portfolio.
Neither this Prospectus, nor the related SAI, nor other communications to shareholders, such as proxy statements, is intended, or should be read, to be or give rise to an agreement or contract between Voya Investors Trust (the “Trust”), the Board of Trustees (the “Board”), or each Portfolio and any investor, or to give rise to any rights to any shareholder or other person other than any rights under U.S. federal or state law.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of a Portfolio. You should be aware that each Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern, as well as other factors. Accordingly, the performance of each Portfolio can be expected to vary from the performance of other Voya mutual funds.
Each Portfolio is a series of the Trust, a Massachusetts business trust. Each Portfolio is managed by Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”).
Portfolio shares may be classified into different classes of shares. The classes of shares of a Portfolio would be substantially the same except for different expenses, certain related rights, and certain shareholder services. All share classes of a Portfolio have a common investment objective and investment portfolio.
Fundamental Investment Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. Other policies and investment strategies may be changed without a shareholder vote.
Portfolio Diversification
Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although each Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate a Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Although an investor may achieve the same level of diversification by investing directly in a variety of mutual funds, including exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”), a Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.
Temporary Defensive Positions
When the Investment Adviser or the sub-adviser (the “Sub-Adviser”) (if applicable) to a Portfolio or an Underlying Fund anticipates adverse or unusual market, economic, political, or other conditions, the Portfolio or Underlying Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, a Portfolio or Underlying Fund may make investments believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, higher quality debt instruments, more liquid securities, or others. While a Portfolio or Underlying Fund invests defensively, it may not achieve its investment objective. A Portfolio's or Underlying Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such defensive position may be utilized.
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Percentage and Rating Limitations
Unless otherwise indicated or as required by applicable law or regulation, the percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment. If such a limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets or a change in market capitalization of a company, or any subsequent change in rating, will generally not constitute a violation of that limitation.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
Each Portfolio's fiscal year ends December 31. Shareholders are provided with annual and semi-annual shareholder reports that highlight key information to shareholders. Other information, including financial statements, is available on the Voya funds’ website (https://individuals.voya.com/literature), delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
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Additional Information About the Investment Objective
Each Portfolio's investment objective is non-fundamental and may be changed by a vote of the Board, without shareholder approval. A Portfolio will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee a Portfolio will achieve its investment objective.
Additional Information About Principal Investment Strategies
The Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need access to their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.
The Portfolios invest in a combination of Underlying Funds that are passively managed index funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds.”
Shares of the Portfolios are offered to separate asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio.
Asset Allocation Process
The Sub-Adviser uses an asset allocation process to determine each Portfolio's investment mix. This asset allocation process can be described in two stages.
In the first stage, the mix of asset classes (i.e., stocks and debt instruments of various types) that the Sub-Adviser believes is likely to produce the optimal return for each Portfolio is estimated. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of various asset classes as well as other financial variables.
In the second stage, the historical returns or hypothetical returns of an Underlying Fund are examined to estimate which asset classes the Underlying Fund represents and how the Underlying Fund would fit the Asset Allocation Model. Possible combinations of Underlying Funds are then tested for closeness of fit to the Asset Allocation Model. For each Portfolio, the combination of Underlying Funds that seems to provide the most favorable trade-off between closeness of fit and the target level of risk is estimated. Adjustments are made to avoid a large number of small positions in the Underlying Funds and to ensure that the combination of Underlying Funds in any Portfolio does not seem inconsistent with the combination in any other Portfolio. The final combinations of Underlying Funds arrived at for the Portfolios are called the target allocations (the “Target Allocation”).
Periodically, based upon a variety of quantitative and qualitative factors, the Sub-Adviser uses economic and statistical methods to recommend the optimal Target Allocation and ranges for the Portfolios, the resulting allocations to the Underlying Funds, and whether any Underlying Funds should be added or removed from the mix.
The factors considered may include the following: (i) the investment objective of each Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of the Underlying Funds; (v) the correlation and covariance among Underlying Funds; and (vi) consideration of Voya affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits.
As market prices of the Underlying Funds' portfolio securities change, each Portfolio's actual allocations will vary somewhat from the Target Allocation, although the percentages generally will remain within an acceptable range of the Target Allocation percentages. If changes are made as described above, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. The Sub-Adviser may implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolios and the Underlying Funds.
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The Sub-Adviser intends to rebalance the Portfolios on at least a quarterly basis, but may rebalance more or less frequently as deemed appropriate to attain the Target Allocation for each Portfolio. These allocations, however, are targets and each Portfolio's allocations could change substantially as the Underlying Funds' asset values change due to market movements and portfolio management decisions. If the Sub-Adviser believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions. Underlying Funds may be added or subtracted from the targeted mix of Underlying Funds.
Asset Allocation is No Guarantee Against Loss
Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for each Portfolio. Furthermore, the Sub-Adviser's allocation of each Portfolio's assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in debt instruments during a period of stock market appreciation may result in lower total return.
There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in a Portfolio.
Assets will be allocated to asset classes and markets based on judgments made by the Sub-Adviser. There is a risk that a Portfolio may allocate assets to an asset class or market that underperforms other funds. For example, a Portfolio may be underweighted in an asset class or market that is experiencing significant returns or overweighted in an asset class or market with significant declines.
Performance of the Underlying Funds Will Vary
The performance of each Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.
Additional Information About the Principal Risks
All mutual funds involve risk—some more than others—and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the principal risks associated with certain types of the investments in which a Portfolio may invest and certain of the investment practices that a Portfolio may use. The discussion below expands on the risks included in each Portfolio's summary section of the Prospectus. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. A Portfolio may be exposed to these risks directly or indirectly through investments in one or more Underlying Fund(s). A Portfolio is exposed to most of the principal risks indirectly through investments by the Underlying Funds, and in some cases only through such investments. Unless stated otherwise, in the risk disclosures below, descriptions of investments or activities by “a Portfolio” and related risks refer to investments or activities by a Portfolio or by an Underlying Fund, as the case may be. Similarly, a reference to “the Investment Adviser” or to “the Sub-Adviser” is to the entity responsible for the investments in question, whether by the Portfolio or by an Underlying Fund.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Adviser or Sub-Adviser, as the case may be, can decide whether to use them. A Portfolio or an Underlying Fund may invest in these securities or use these techniques as part of its principal investment strategies. However, the Investment Adviser or Sub-Adviser may also use these investment techniques or make investments in securities that are not a part of a Portfolio’s or an Underlying Fund’s principal investment strategies.
For more information about these and other types of securities and investment techniques that may be used by each Portfolio, see the SAI, and for more information about the Underlying Funds, please see “Key Information About the Underlying Funds” or refer to the Underlying Fund’s current prospectus as of this date.
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Affiliated Underlying Funds: The Sub-Adviser’s selection of Underlying Funds presents conflicts of interest. The net management fee revenue received or costs incurred by the Sub-Adviser and its affiliates will vary depending on the Underlying Funds it selects for a Portfolio, and the Sub-Adviser will have an incentive to select the Underlying Funds (whether or not affiliated with the Sub-Adviser) that will result in the greatest net management fee revenue or lowest costs to the Sub-Adviser and its affiliates, even if that results in increased expenses and potentially less favorable investment performance for the Portfolio. The Sub-Adviser may prefer to invest in an affiliated Underlying Fund over an unaffiliated Underlying Fund because the investment may be beneficial to the Sub-Adviser in managing the affiliated Underlying Fund by helping the affiliated Underlying Fund achieve economies of scale or by enhancing cash flows to the affiliated Underlying Fund. For similar reasons, the Sub-Adviser may have an incentive to delay or decide against the sale of interests held by a Portfolio in affiliated Underlying Funds, and the Sub-Adviser may implement Underlying Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to affiliated Underlying Funds. Although a Portfolio may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so even in cases where the unaffiliated Underlying Funds incur lower fees or have achieved better historical investment performance than the comparable affiliated Underlying Funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among the asset classes in which a Portfolio invests and in choosing investments within those asset classes. There is a risk that the manager may allocate assets or investments to or within an asset class that underperforms compared to other asset classes or investments. A Portfolio may underperform funds that allocate their assets differently than the Portfolio, due to differences in the relative performance of asset classes and subsets of asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with a Portfolio. In the event of a bank insolvency or failure, a Portfolio may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, a Portfolio might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure. Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where a Portfolio maintains its cash and cash equivalents, there can be no assurance that the Portfolio would be able to access uninsured funds in a timely manner or at all and the Portfolio may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Portfolio.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of a Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments or causing the Portfolio to sell investments at disadvantageous times.
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Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, a Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
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Variable Interest Entities: Many Chinese companies use a structure known as a variable interest entity (a “VIE”) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. A Portfolio’s investment exposure to VIEs may pose additional risks because the Portfolio’s investment is not made directly in the VIE (the actual Chinese operating company), but rather in a holding company domiciled outside of China (a “Holding Company”) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than through equity ownership. The VIE (which a Portfolio is restricted from owning under Chinese law) is generally owned by Chinese nationals, and the Holding Company (in which a Portfolio invests) holds only contractual rights (rather than equity ownership) relating to the VIE, typically including a contractual claim on the VIE’s profits. Shares of the Holding Company, in turn, are traded on exchanges outside of China and are available to non-Chinese investors such as a Portfolio. While the VIE structure is a longstanding practice in China, until recently, such arrangements had not been formally recognized under Chinese law. However, in late 2021, the Chinese government signaled its interest in implementing filing requirement rules that would both affirm the legality of VIE structures and regulate them. How these filing requirements will operate in practice, and what will be required for approval, remains unclear. While there is optimism that these actions will reduce uncertainty over Chinese actions on VIEs, there is also caution given how unresolved the process is. Until these rules are finalized, and potentially afterwards depending on how they are implemented, there remains significant uncertainty associated with VIE investments.
There is a risk that the Chinese government may cease to tolerate VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute between the Holding Company investors and the Chinese owners of the VIE, the Holding Company’s contractual claims with respect to the VIE may be unenforceable in China, thus limiting the remedies and rights of Holding Company investors such as a Portfolio. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, a Portfolio, as a foreign investor, may have little or no legal recourse. Such legal uncertainty may be exploited against the interests of the Holding Company investors such as a Portfolio.
A Portfolio will typically have little or no ability to influence the VIE through proxy voting or other means because it is not a VIE owner/shareholder. Foreign (non-U.S.) companies listed on U.S. stock exchanges, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the SEC, the Public Company Accounting Oversight Board, or other U.S. regulators. Any of these risks could reduce the liquidity and value of a Portfolio’s investments in Holding Companies or render them valueless.
Collateralized Loan Obligations and Other Collateralized Obligations: A collateralized loan obligation ( “ CLO ” ) is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. CLOs may incur management fees and administration fees. The risks of investing in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which a Portfolio may invest, and can generally be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment and extension risk, and the risk of default of the underlying asset, among others.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Concentration (Index): To the extent that an Underlying Fund’s index “ concentrates, ” as that term is defined in the 1940 Act, in the securities of a particular industry or group of industries, the Underlying Fund may allocate its investments to approximately the same extent as the index. As a result, an Underlying Fund may be more sensitive to financial,
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economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry or group of industries, and if securities of such industry or group of industries fall out of favor, the Underlying Fund could underperform, or be more volatile than, a fund that is more broadly invested across industries.
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Financial Services Sector: Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy (including the effects of changes in interest rates), adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.
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Technology Sector: Investments in companies involved in the technology sector are subject to significant competitive pressures, such as aggressive pricing of products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands, and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment, or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many companies involved in the technology sector have limited operating histories, and prices of these companies’ securities historically have been more volatile than those of many other companies’ securities, especially over the short term.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk. The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying stock because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying stock. Convertible securities may be rated below investment grade and therefore may be subject to greater levels of credit risk and liquidity risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a Portfolio could lose money; such events may also have the effect of reducing a Portfolio's distributable income. There is a risk that a Portfolio may convert a convertible security at an inopportune time, which may decrease the Portfolio’s returns.
Covenant-Lite Loans: Loans in which a Portfolio may invest or to which a Portfolio may gain exposure indirectly through its investments in collateralized debt obligations, CLOs or other types of structured securities may be considered “covenant-lite” loans. Covenant-lite refers to loans which do not incorporate traditional performance-based financial maintenance covenants. Covenant-lite does not refer to a loan’s seniority in a borrower’s capital structure nor to a lack of the benefit from a legal pledge of the borrower’s assets and does not necessarily correlate to the overall credit quality of the borrower. Covenant-lite loans generally do not include terms which allow a lender to take action based on a borrower’s performance relative to its covenants. Such actions may include the ability to renegotiate and/or re-set the credit spread on the loan with a borrower, and even to declare a default or force the borrower into bankruptcy restructuring if certain criteria are breached. Covenant-lite loans typically still provide lenders with other covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Portfolio may have fewer rights against a borrower when it invests in, or has exposure to, covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in, or exposure to, loans with additional or more conventional covenants.
Credit: A Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations. Asset-backed (including mortgage-backed) securities that are not issued by U.S. government agencies may have a greater risk of default because they are not guaranteed by either the U.S. government or an agency or instrumentality of the U.S. government. The credit quality of typical asset-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.
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Credit Default Swaps: A Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. As a seller of a credit default swap, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks, and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to different kinds of costs and risks. In addition, credit default swaps expose a Portfolio to the risk of improper valuation.
Currency: To the extent that a Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by the U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the U.S. or abroad.
Deflation: Deflation occurs when prices throughout the economy decline over time — the opposite of inflation. Unless repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, when there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, reference rate, or index. Derivatives include, among other things, swap agreements, options, forward foreign currency exchange contracts, and futures. Certain derivatives in which a Portfolio may invest may be negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying instruments may experience periods of illiquidity which could cause a Portfolio to hold a position it might otherwise sell, or to sell a position it otherwise might hold at an inopportune time or price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains. The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other jurisdictions outside of the European Union, including the United Kingdom) has implemented or is in the process of implementing similar requirements, which may affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. Because these requirements continue to evolve, their ultimate impact remains unclear. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and, in the meantime, central clearing and related requirements expose a Portfolio to different kinds of costs and risks.
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Environmental, Social, and Governance (Fixed Income): A Sub-Adviser’s consideration of ESG factors in selecting investments for a Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. A Sub-Adviser’s assessment of ESG factors in respect of obligations of an issuer may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of a Portfolio’s assets that will be invested in obligations of issuers that a Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in obligations of issuers that compare favorably to obligations of other issuers on the basis of ESG factors. It is possible that a Portfolio will have less exposure to obligations of certain issuers due to a Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by a Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan (which can include certain bank loans), a Portfolio will experience a reduction in its income and a decline in the market value of such floating rate loan. If a floating rate loan is held by a Portfolio through another financial institution, or the Portfolio relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. Investors in floating rate loans may not be afforded the protections of the anti-fraud provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, because loans may not be considered “securities” under such laws. Additionally, the value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the borrower’s obligations under the loan, and such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Transactions in loans typically settle on a delayed basis and may take longer than 7 days to settle. As a result, a Portfolio may not receive the proceeds from a sale of a floating rate loan for a significant period of time. Delay in the receipts of settlement proceeds may impair the ability of a Portfolio to meet its redemption obligations, and may limit the ability of the Portfolio to repay debt, pay dividends, or to take advantage of new investment opportunities.
Focused Investing (Index): To the extent that an Underlying Fund’s benchmark or other index is substantially composed of securities in a particular industry, sector, market segment, or geographic area, the Underlying Fund may allocate its investments to approximately the same extent as the index as part of its investment strategy. As a result, an Underlying Fund may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry, sector, market segment, or geographic area in which the Underlying Fund focuses its investments, and if securities of such industry, sector, market segment, or geographic area fall out of favor, the Underlying Fund could underperform, or be more volatile than, a fund that has greater diversification.
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Consumer Sectors: Investments in companies involved in the consumer sectors may be affected by changes in the domestic and international economies, exchange rates, competition, consumers’ disposable income, and consumer preferences.
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Financial Services Sector: Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy (including the effects of changes in interest rates), adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.
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Health Care Sector: Investments in companies involved in the health care sector are strongly affected by worldwide scientific or technological developments. Products sold by companies in the health care sector may rapidly become obsolete and are also often dependent on access to resources and the company’s ability to receive patents from regulatory agencies. Many health care companies also are subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in health care companies include the risk that the economic prospects, and the share prices, of such companies can fluctuate dramatically.
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Industrials Sector: Companies involved in the industrials sector include those whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace and defense, construction, engineering and building products, electrical equipment, and industrial machinery; the provision of commercial services and supplies, including printing, employment, environmental, and office services; and the provision of transportation services, including airlines, couriers, marine, road and rail, and transportation infrastructure. Companies involved in the industrials sector are affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability, and general economic conditions, among other factors.
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Technology Sector: Investments in companies involved in the technology sector are subject to significant competitive pressures, such as aggressive pricing of products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands, and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment, or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many companies involved in the technology sector have limited operating histories, and prices of these companies’ securities historically have been more volatile than those of many other companies’ securities, especially over the short term.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: To the extent a Portfolio invests in securities of issuers in markets outside the U.S., its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social, and economic conditions and limited or ineffectual judicial systems; wars; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting, auditing and financial reporting standards and practices; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses.
Economic or other sanctions imposed on a foreign (non-U.S.) country or issuer by the U.S. or on the U.S. by a foreign (non-U.S.) country, could impair a Portfolio's ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. In addition, foreign withholding or other taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign (non-U.S.) investments. Depositary receipts are subject to risks of foreign (non-U.S.) investments and might not always track the price of the underlying foreign (non-U.S.) security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
The United Kingdom (the “UK”) left the European Union (the “EU”) on January 31, 2020 (commonly known as “Brexit”) and entered into an 11-month transition period during which the UK remained part of the EU single market and customs union. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new Trade and Cooperation Agreement. This agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as before, including in relation to financial services . Consequently, uncertainty remains in certain areas regarding the future UK - EU relationship .
From January 1, 2021, EU laws ceased to apply in the UK, with many being assimilated into UK law until repealed, replaced, or amended. The UK government has enacted legislation to make substantial amendments to these laws, creating unpredictable consequences for financial markets and investments. Brexit could significantly impact the UK,
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European, and global macroeconomic conditions, leading to prolonged political, legal, regulatory, tax, and economic uncertainty. This uncertainty may affect opportunities, pricing, availability, and cost of financing, regulation, values, or exit opportunities of companies or assets based in, doing business with, or having significant relationships in the UK or EU.
Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less developed or liquid markets. In certain emerging market countries, governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign (non-U.S.) countries. Investors in foreign (non-U.S.) countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign (non-U.S.) issuers or persons is limited. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Failed settlements can result in losses.
In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a Portfolio’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. A Portfolio may also need to seek other markets in which to transact in such securities, which could increase the Portfolio’s costs.
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they usually invest a high portion of earnings in their business, and they may lack the dividends of value-oriented stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments may lead to sharply falling prices because investors buy growth-oriented stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.
High-Yield Securities: Lower-quality securities including securities that are or have fallen below investment grade ( commonly referred to as “junk bonds”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
Index Strategy (Funds-of-Funds): An Underlying Fund (or a portion of the Underlying Fund) that seeks to track an index’s performance and does not use defensive positions or attempt to reduce its exposure to poor performing securities in an index may underperform the overall market (each, an “Underlying Index Fund”). To the extent an Underlying Index Fund’s investments track its target index, such Underlying Index Fund may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on a Portfolio. The correlation between an Underlying Index Fund’s performance and index performance may be affected by the timing of purchases and redemptions of the Underlying Index Fund's shares. The correlation between an Underlying Index Fund’s performance and index performance will be reduced by
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the Underlying Index Fund’s expenses and could be reduced by the timing of purchases and redemptions of the Underlying Index Fund’s shares. In addition, an Underlying Index Fund’s actual holdings might not match the index and an Underlying Index Fund’s effective exposure to index securities at any given time may not precisely correlate. When deciding between Underlying Index Funds benchmarked to the same index, the manager may not select the Underlying Index Fund with the lowest expenses. In particular, when deciding between Underlying Index Funds benchmarked to the same index, the manager will generally select an affiliated Underlying Index Fund, even when the affiliated Underlying Index Fund has higher expenses than an unaffiliated Underlying Index Fund. When a Portfolio invests in an affiliated Underlying Index Fund with higher expenses, the Portfolio’s performance will be lower than if the Portfolio had invested in an Underlying Index Fund with comparable performance but lower expenses (although any expense limitation arrangements in place at the time might have the effect of limiting or eliminating the amount of that underperformance). The manager may select an unaffiliated Underlying Index Fund, including an ETF, over an affiliated Underlying Index Fund benchmarked to the same index when the manager believes making an investment in the affiliated Underlying Index Fund would be disadvantageous to the affiliated Underlying Index Fund, such as when a Portfolio is investing on a short-term basis.
Index Strategy for Voya Emerging Markets Index Portfolio: The index selected may underperform the overall market. To the extent a Portfolio (or a portion of the Portfolio) seeks to track an index’s performance, the Portfolio will not use defensive positions or attempt to reduce its exposure to poor performing securities in the index. To the extent a Portfolio’s investments track its target index, the Portfolio may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on a Portfolio. The correlation between a Portfolio’s performance and index performance may be affected by the Portfolio’s expenses and the timing of purchases and redemptions of the Portfolio’s shares. In addition, a Portfolio’s actual holdings might not match the index and the Portfolio’s effective exposure to index securities at any given time may not precisely correlate. In addition, compliance with sanctions imposed by the U.S. or other governments against certain Russian issuers whose securities are included in the Portfolio’s index may impair the Portfolio’s ability to purchase, sell, receive, deliver or obtain exposure to those securities, and may interfere with the Portfolio’s ability to track its index.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that a Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened
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volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact a Portfolio’s operations and return potential.
Investment Model: A Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for a Portfolio. Proprietary investment models used by a Sub-Adviser to evaluate securities or securities markets are based on the Sub-Adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in the construction of the proprietary investment models. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, a Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing a Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by a Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of a Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could
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affect the value of a Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolio’s service providers.
Mid-Capitalization Company: Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, smaller size, limited markets, and financial resources, narrow product lines, less management depth, and more reliance on key personnel. Consequently, the securities of mid-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of, the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets, and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in market interest rates than shorter-term securities.
These securities may be affected significantly by government regulation, market interest rates, market perception of the creditworthiness of an issuer servicer, and loan-to-value ratio of the underlying assets. During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans, which are loans made to borrowers with weakened credit histories and often have higher default rates. In addition, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties.
Municipal Obligations: The municipal securities market is volatile and can be affected significantly by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Among other risks, investments in municipal securities are subject to the risk that an issuer may delay payment, restructure its debt, or refuse to pay interest or repay principal on its debt. Municipal revenue obligations may be backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation, and utilities. Conditions in those sectors may affect the overall municipal securities market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues from the project or asset. If an issuer of a municipal security does not comply with applicable tax requirements for tax-exempt status, interest from the security may become
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taxable, and the security could decline in value.
Non-Diversification (Index): Depending on the composition of the Index, a Portfolio may at any time, with respect to 75% of a Portfolio’s total assets, invest more than 5% of the value of its total assets in the securities of any one issuer. As a result, a Portfolio would at that time be non-diversified, as defined in the 1940 Act. A non-diversified investment company may invest a greater percentage of its assets in the securities of a single issuer than may a diversified investment company. A non-diversified investment company is subject to the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. A Portfolio may significantly underperform other mutual funds or investments due to the poor performance of relatively few securities, or even a single security, and a Portfolio’s shares may experience significant fluctuations in value.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to a Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of a Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which a Portfolio is typically subject.
ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. Additional risks of investments in ETFs include that: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from an exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading of an ETF’s shares. Other investment companies include Holding Company Depositary Receipts (“HOLDRs”). Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Portfolio Turnover: A high portfolio turnover rate may increase transaction costs, which may lower a Portfolio’s performance and may increase the likelihood of capital gains distributions.
Preferred Stocks: Preferred stocks represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends, and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Preferred stock includes certain hybrid securities and other types of preferred stock with different features from those of traditional preferred stock described above. Preferred stocks that are hybrid securities possess various features of both debt and traditional preferred stock and as such, they may constitute senior debt, junior debt, or preferred shares in an issuer’s capital structure. Therefore, unlike traditional preferred stock, hybrid securities may not be subordinate to a company’s debt instruments.
Preferred stock may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Portfolio. Preferred stock generally does not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified
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periods of time. Preferred stock may be less liquid than other securities. As a result, preferred stock is subject to the risk that they may be unable to be sold at the time desired by a Portfolio or at prices approximating the values at which the Portfolio is carrying the stock on its books. In addition, over longer periods of time, certain types of preferred stock may become more scarce or less liquid as a result of legislative changes. Such events may negatively affect the prices of stock held by a Portfolio, which may result in losses to the Portfolio. In addition, an issuer of preferred stock may redeem the stock prior to a specified date, which may occur due to changes in tax or securities laws or corporate actions. A redemption by the issuer may negatively impact the return of the preferred stock.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, a Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject a Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, market interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. A Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Repurchase Agreements: In the event that the other party to a repurchase agreement defaults on its obligations, a Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or a Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if a Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Restricted Securities: Securities that are legally restricted as to resale ( such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, are referred to as “ restricted securities. ” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly-traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk.
Securities Lending: Securities lending involves two primary risks: “ investment risk ” and “ borrower default risk. ” When lending securities, a Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that a Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default
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risk is the risk that a Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing a Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of a Portfolio’s other risks.
A Portfolio seeks to minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity. In the event of a borrower default, a Portfolio will be protected to the extent the Portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. A Portfolio is protected by its securities lending agent, which has agreed to indemnify the Portfolio from losses resulting from borrower default.
Small-Capitalization Company: Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, small size, limited markets and financial resources, narrow product lines, less management depth and more reliance on key personnel. The securities of small-capitalization companies are subject to liquidity risk as they are often traded over-the-counter and may not be traded in volumes typically seen on national securities exchanges.
Sovereign Debt: Sovereign debt is issued or guaranteed by foreign (non-U.S.) government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting amounts owed on sovereign debt, such as bankruptcy proceedings, that a government does not pay.
Structured Notes: Structured notes are investments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices, or other financial indicators (each, a “reference instrument”). Structured notes may entail a greater degree of market risk than other types of debt instruments because the investor also bears the risk of the reference instrument. Structured notes may be more volatile, less liquid, and more difficult to accurately price than less complex securities and other types of debt instruments. In addition, structured notes are subject to other risks, including interest rate risk, credit risk, and liquidity risk.
Underlying Funds: Because a Portfolio invests primarily in Underlying Funds, the investment performance of a Portfolio is directly related to the investment performance of the Underlying Funds in which it invests. When a Portfolio invests in an Underlying Fund, it is exposed indirectly to the risks of a direct investment in the Underlying Fund. If a Portfolio invests a significant portion of its assets in a single Underlying Fund, it may be more susceptible to risks associated with that Underlying Fund and its investments than if it invested in a broader range of Underlying Funds. It is possible that more than one Underlying Fund will hold securities of the same issuers, thereby increasing a Portfolio’s indirect exposure to those issuers. It also is possible that one Underlying Fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any Underlying Fund will be achieved. In addition, a Portfolio’s shareholders will indirectly bear their proportionate share of the Underlying Funds’ fees and expenses, in addition to the fees and expenses of a Portfolio itself.
To the extent an Underlying Fund is an ETF, such investment would be subject to additional risks, which include that: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from an exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading of an ETF’s shares. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills, and bonds,
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as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Other U.S. government securities are backed solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government and, therefore, involve greater risk. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. The impact of greater governmental scrutiny into the operations of certain agencies and government-sponsored enterprises may adversely affect the value of securities issued by these entities. U.S. government securities may be subject to price declines due to changing market interest rates. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a Portfolio that holds securities of the entity will be adversely impacted. There is no assurance that the U.S. Congress will act to raise the debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted.
When-Issued, Delayed Delivery, and Forward Commitment Transactions: When-issued, delayed delivery, and forward commitment transactions involve the risk that the security a Portfolio buys will lose value prior to its delivery. These transactions may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing a Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of a Portfolio’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Zero-Coupon Bonds and Payment-in-Kind Securities: Zero-coupon bonds and payment-in-kind securities may be subject to greater fluctuations in price due to market interest rate changes than conventional interest-bearing securities. A Portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency, resulting in a loss.
Further Information About Principal Risks
The following provides additional information about certain aspects of the principal risks described above.
Counterparty: The entity with which a Portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, the Portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions or when a Portfolio conducts business with a limited number of counterparties.
Duration: One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond’s price to market interest rate movements and is one of the tools used by a portfolio manager in selecting debt instruments. Duration measures the average life of a bond on a present value basis by incorporating into one measure a bond’s yield, coupons, final maturity and call features. As a point of reference, the duration of a non-callable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a non-callable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in market interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 5 years would be expected to fall approximately 5% if market interest rates rose by 1%. Conversely, the price of a bond with an average duration of 5 years would be expected to rise approximately 5% if market interest rates dropped by 1%.
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Inflation: Inflation risk is the risk that the value of assets or income from a Portfolio's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the value of a Portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors and a Portfolio's investments may not keep pace with inflation, which may result in losses to the Portfolio’s investors or adversely affect the value of shareholders' investments in the Portfolio.
Investment by Other Funds: Certain funds-of-funds, including some Voya mutual funds, may be allowed to invest in the Underlying Funds. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-funds. If investments by these other funds result in large inflows of cash to or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could, among other things, negatively impact its performance, speed the realization of capital gains, increase its portfolio turnover, affect the liquidity of its portfolio, or increase transaction costs. Certain investments by funds-of-funds in an Underlying Fund may limit the ability of the Underlying Fund to invest in other investment companies, including private funds. The risks described above will be greater to the extent that one or a few shareholders own a significant portion of the Underlying Fund.
Leverage: Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities, short sales, and the use of when-issued, delayed delivery or forward commitment transactions. The use of certain derivatives may also increase leveraging risk and, in some cases, adverse changes in the value or level of a derivative’s underlying asset, rate, or index may result in potentially unlimited losses. The use of leverage may exaggerate any increase or decrease in the net asset value, causing a Portfolio to be more volatile than if the Portfolio had not been leveraged. The use of leverage may increase expenses and increase the impact of a Portfolio’s other risks. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. There can be no guarantee that a leveraging strategy will be successful.
Manager: A Portfolio is subject to manager risk because it is an actively managed investment portfolio. The Investment Adviser, a Sub-Adviser, or each individual portfolio manager will make judgments and apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions will produce the desired results. A Portfolio’s portfolio may fail to produce the intended results, and a Portfolio’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different applications by different managers. One manager’s value approach may be different from that of another, and one manager’s growth approach may be different from that of another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
Operational: A Portfolio, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Portfolio and its shareholders, despite the efforts of a Portfolio and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. Cyber-attacks, disruptions, or failures that affect a Portfolio’s service providers, counterparties, market participants, or issuers of securities held by a Portfolio may adversely affect a Portfolio and its shareholders, including by causing losses or impairing the Portfolio’s operations. Information relating to a Portfolio’s investments has been and will in the future be delivered electronically, which can give rise to a number of risks, including, but not limited to, the risks that such communications may not be secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

Each Portfolio seeks to meet its investment objectives by allocating its assets among Underlying Funds. The Underlying Funds in which the Portfolios are invested as of the date of this Prospectus are listed below. The information set out below is excerpted from an Underlying Fund's current prospectus as of this date and provides a brief description of the Underlying Fund. It is intended to provide investors some idea of the types of Underlying Funds in which a Portfolio invests.
A Portfolio may change the list of Underlying Funds in which it may invest or add new Underlying Funds at any time without prior shareholder approval or notice. The amount of a Portfolio’s assets invested in any particular Underlying Fund will change from time to time, and it is impossible to predict the extent to which the Portfolio may be invested in any particular Underlying Fund or Underlying Funds at any time.
Other Voya funds-of-funds may invest in different underlying funds that are advised or sponsored by the Investment Adviser or its affiliates and that incur lower fees and expenses than the comparable Underlying Funds, or that incur no fees and expenses. In any such case, the Acquired Fund Fees and Expenses of those other funds-of-funds will be lower than those of each applicable Portfolio.
Affiliated Underlying Funds
Underlying Fund: Voya Emerging Markets Index Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the MSCI Emerging Markets IndexSM; depositary receipts representing securities in the MSCI Emerging Markets IndexSM; convertible securities that are convertible into stocks included in the MSCI Emerging Markets IndexSM; other derivatives whose economic returns are, by design, closely equivalent to the returns of the MSCI Emerging Markets IndexSM or its components; and exchange-traded funds that track the MSCI Emerging Markets IndexSM.

Underlying Fund: Voya High Yield Bond Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The fund seeks to provide investors with a high level of current income and total return. Under normal market conditions, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield (high risk) bonds commonly known as “junk bonds.”

Underlying Fund: Voya International Index Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the MSCI EAFE® Index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the MSCI EAFE® Index; convertible securities that are convertible into stocks included in the MSCI EAFE® Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the MSCI EAFE® Index or its components; and exchange-traded funds that track the MSCI EAFE® Index. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Underlying Fund: Voya RussellTM Large Cap Growth Index Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Russell Top 200® Growth Index; convertible securities that are convertible into stocks included in the Russell Top 200® Growth Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Russell Top 200® Growth Index or its components; and exchange-traded funds that track the Russell Top 200® Growth Index. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities.

Underlying Fund: Voya RussellTM Mid Cap Index Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Russell Midcap® Index; convertible securities that are convertible into stocks included in the Russell Midcap® Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Russell Midcap® Index or its components; and exchange-traded funds that track the Russell Midcap® Index. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities.

Underlying Fund: Voya RussellTM Small Cap Index Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Russell 2000® Index; convertible securities that are convertible into stocks included in the Russell 2000® Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Russell 2000® Index or its components; and exchange-traded funds that track the Russell 2000® Index. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities.

Underlying Fund: Voya Short Duration Bond Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The fund seeks maximum total return. Under normal market conditions, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds or derivative instruments having economic characteristics similar to bonds. The average dollar-weighted maturity of the fund will not exceed five years.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Underlying Fund: Voya U.S. Bond Index Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg U.S. Aggregate Bond Index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in investment grade debt instruments rated at least A by Moody's Investors Service, Inc., at least A by S&P Global Ratings, or are of comparable quality if unrated, which are at the time of purchase, included in the Bloomberg U.S. Aggregate Bond Index; derivatives whose economic returns are, by design, closely equivalent to the returns of the Bloomberg U.S. Aggregate Bond Index or its components; and exchange-traded funds that track the Bloomberg U.S. Aggregate Bond Index. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities.

Underlying Fund: Voya U.S. Stock Index Portfolio
Investment Adviser: Voya Investments, LLC
Sub-Adviser(s): Voya Investment Management Co. LLC
The Portfolio seeks total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the S&P 500® Index or equity securities of companies that are representative of the S&P 500® Index (including derivatives).

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Unaffiliated Underlying Funds
Underlying Fund: Schwab® U.S. TIPS ETF
Investment Adviser: Charles Schwab Investment Management, Inc.
Sub-Adviser(s): N/A
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index composed of inflation-protected U.S. Treasury securities. To pursue its goal, the fund generally invests in securities that are included in the Bloomberg US Treasury Inflation-Linked Bond Index (Series-L)SM. The Bloomberg US Treasury Inflation-Linked Bond Index (Series-L)SM includes all publicly-issued U.S. Treasury Inflation-Protected Securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $500 million or more of outstanding face value.

Underlying Fund: Vanguard Short-Term Bond ETF
Investment Adviser: The Vanguard Group, Inc.
Sub-Adviser(s): N/A
The fund seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The fund employs an indexing investment approach designed to track the performance of the Bloomberg U.S. 1–5 Year Government/Credit Float Adjusted Index.

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PORTFOLIO HOLDINGS INFORMATION

A description of each Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the SAI. Portfolio holdings information can be reviewed online at https://individuals.voya.com/product/variable-portfolio/prospectuses-reports.
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MANAGEMENT OF THE PORTFOLIOS

Investment Adviser
Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, each Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
Voya Investments' principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
Management Fee
The Investment Adviser receives an annual fee for its services to each Portfolio. The fee is payable in monthly installments based on the average daily net assets of each Portfolio.
The Investment Adviser is responsible for all of its own costs, including costs of the personnel required to carry out its duties.
The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of the Portfolio’s average daily net assets.

Management Fees
Voya Retirement Aggressive Portfolio	0.24%
Voya Retirement Conservative Portfolio	0.25%
Voya Retirement Moderate Portfolio	0.24%
Voya Retirement Moderately Aggressive Portfolio	0.24%
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ annual financial statements and other information filed on Form N-CSR which covers the one-year period ended December 31, 2024.
Sub-Adviser
The Investment Adviser has engaged a sub-adviser to provide the day-to-day management of each Portfolio's portfolio. The Sub-Adviser is an affiliate of the Investment Adviser.
The Investment Adviser acts as a “manager-of-managers” for each Portfolio. The Investment Adviser has ultimate responsibility, subject to the oversight of each Portfolio’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. Each Portfolio and the Investment Adviser have received exemptive relief from the SEC which permits the Investment Adviser, with the approval of the Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Investment Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Adviser or of another company that, indirectly or directly wholly owns the Investment Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Investment Adviser delegates to the Sub-Adviser of each Portfolio the responsibility for asset allocation amongst the Underlying Funds, subject to the Investment Adviser’s oversight. The Investment Adviser is responsible for, among other things, monitoring the investment program and performance of the Sub-Adviser. Pursuant to the exemptive relief, the Investment Adviser, with the approval of the Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate a Portfolio’s assets among other sub-advisers.
The Investment Adviser’s selection of sub-advisers presents conflicts of interest. The Investment Adviser will have an economic incentive to select sub-advisers that charge the lowest sub-advisory fees, to select sub-advisers affiliated with it, or to manage a portion of a Portfolio itself. The Investment Adviser may retain an affiliated sub-adviser (or
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MANAGEMENT OF THE PORTFOLIOS (continued)

delay terminating an affiliated sub-adviser) in order to help that sub-adviser achieve or maintain scale in an investment strategy or increase its assets under management. The Investment Adviser may select or retain an affiliated sub-adviser even in cases where another potential sub-adviser or an existing sub-adviser might charge a lower fee or have more favorable historical investment performance.
In the event that the Investment Adviser exercises its discretion to replace a sub-adviser or appoint a new sub-adviser, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The replacement of an existing sub-adviser or the appointment of a new sub-adviser may be accompanied by a change to the Portfolio’s name and/or investment strategies.
A sub-advisory agreement can be terminated by the Investment Adviser, the Board, or the Sub-Adviser, provided that the conditions of such termination, as set forth in the agreement, are met. In addition, the sub-advisory agreement may be terminated by each Portfolio’s shareholders. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced, subject to any regulatory requirements, or the Investment Adviser may assume day-to-day investment management of the Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by each Portfolio’s shareholders.
Voya Investment Management Co. LLC
Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM has acted as an investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. Voya IM's principal business address is 200 Park Avenue, New York, New York 10169.
Portfolio Management
The following individuals are jointly and primarily responsible for the day-to-day management of the noted Portfolios.

Portfolio Manager	Investment Adviser or Sub-Adviser	Portfolio	Professional Experience
Lanyon Blair, CFA, CAIA	Voya IM	Voya Retirement Aggressive Portfolio Voya Retirement Conservative Portfolio Voya Retirement Moderate Portfolio Voya Retirement Moderately Aggressive Portfolio
Mr. Blair, Portfolio Manager, joined Voya IM in 2015
and is Head of Manager Research and Selection for
Multi-Asset Strategies and Solutions (“MASS”). He
is responsible for manager research and selection
activities across all asset classes for the MASS
group’s multi-manager products. Prior to joining Voya
IM, Mr. Blair was an analyst at Wells Fargo, focusing
on research and due diligence of equity, real estate,
and multi-asset managers. Prior to that, he was an
analyst with Fidelity Investments, covering equity
and real estate managers. Mr. Blair began his career
as a consultant with FactSet Research Systems
where he worked closely with equity, fixed income,
and real estate research teams.

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MANAGEMENT OF THE PORTFOLIOS (continued)

Portfolio Manager	Investment Adviser or Sub-Adviser	Portfolio	Professional Experience
Barbara Reinhard, CFA	Voya IM	Voya Retirement Aggressive Portfolio Voya Retirement Conservative Portfolio Voya Retirement Moderate Portfolio Voya Retirement Moderately Aggressive Portfolio
Ms. Reinhard, Portfolio Manager, joined Voya IM in
2016 and is the head of asset allocation for
Multi-Asset Strategies and Solutions (“MASS”). She
is responsible for strategic and tactical asset
allocation decisions for the MASS team’s
multi-asset strategies. Prior to joining Voya IM, Ms.
Reinhard was the chief investment officer for Credit
Suisse Private Bank in the Americas (2011-2016)
where she managed discretionary multi-asset
portfolios, was a member of the global asset
allocation committee, and the pension investment
committee. Prior to that, she spent 20 years at
Morgan Stanley.

Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and the securities each portfolio manager owns in the Portfolio(s) the portfolio manager manages.
Distributor
Voya Investments Distributor, LLC (the “Distributor”), a Delaware limited liability company, is the principal underwriter and distributor of each Portfolio. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. See “Principal Underwriter” in the SAI.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
Contractual Arrangements
Each Portfolio has contractual arrangements with various service providers, which may include, among others, investment advisers, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to each Portfolio. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of a Portfolio. This paragraph is not intended to limit any rights granted to shareholders under federal or state securities laws.
59

HOW SHARES ARE PRICED

Each Portfolio is open for business every day the New York Stock Exchange (the “NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (the “NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (the “CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced, and the Portfolio will not process purchase or redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.
Portfolio holdings for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end-of-day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign (non-U.S.) securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example, when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other portfolio holdings, the portfolio holding is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of a Portfolio’s portfolio holdings, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or a Portfolio’s Sub-Adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers, and other market data may be reviewed in the course of making a good faith determination of the fair value of a portfolio holding. Because trading hours for certain foreign (non-U.S.) securities end before Market Close, closing market quotations may become unreliable. The prices of foreign (non-U.S.) securities will generally be adjusted based on inputs from a third-party pricing service that are intended to reflect valuation changes through Market Close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
60

HOW TO BUY AND SELL SHARES

Each Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, other investment companies (as permitted by the 1940 Act), and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations.
Each Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan, or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to a Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on each Portfolio's behalf.
Each Portfolio currently does not foresee any disadvantages to investors if it serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which a Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Investment Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. Each Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments to redeem those investments if the Qualified Plan loses (or in the opinion of the Investment Adviser, is at risk of losing) its Qualified Plan status.
Each Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. Each Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Distribution and Shareholder Service Plan
Each Portfolio has a distribution and shareholder service plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of Class ADV shares and for shareholder services provided by securities dealers (including the Investment Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. The annual distribution and shareholder service fees of each Portfolio under the 12b-1 Plan may equal up to 0.50% (0.25% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of each Portfolio. The Distributor has agreed to waive 0.0751% of the distribution fees for Voya Retirement Aggressive Portfolio. The Distributor has agreed to waive 0.2480% of the distribution fees for Voya Retirement Conservative Portfolio. The Distributor has agreed to waive 0.1587% of the distribution fees for Voya Retirement Moderate Portfolio. The Distributor has agreed to waive 0.1106% of the distribution fees for Voya Retirement Moderately Aggressive Portfolio. These waivers will continue through May 1, 2026.
Because these distribution and shareholder service fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
61

FREQUENT TRADING - MARKET TIMING

Each Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of each Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Investment Adviser or affiliated entities have agreements which require such intermediaries to provide detailed account information, including trading history, upon request of a Portfolio.
The Board has made a determination not to adopt a separate policy for each Portfolio with respect to frequent purchases and redemptions of shares by a Portfolio’s shareholders, but rather to rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. Each Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
Each Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Investment Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of a Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio's performance.
Because some Underlying Funds invest in foreign (non-U.S.) securities, they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign (non-U.S.) security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign (non-U.S.) securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. However, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds' shares which negatively affects long-term shareholders.
The following transactions are excluded when determining whether trading activity is excessive:
•
Rebalancing to facilitate fund-of-fund arrangements or a Portfolio’s systematic exchange privileges; and
•
Purchases or sales initiated by certain other funds in the Voya family of funds.
Although the policies and procedures known to a Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in a Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.
62

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. Fees derived from a Portfolio’s Service Plan may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for servicing shareholder accounts. Shareholder services may include, among other things, administrative, record keeping, or other services that insurance companies or Qualified Plans provide to the clients who use a Portfolio as an investment option. In addition, the Investment Adviser, Distributor, or their affiliated entities, out of their own resources and without additional cost to a Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Investment Adviser, Distributor, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Investment Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in a Portfolio by those companies. Payments to financial intermediaries by the Distributor or its affiliates or by a Portfolio may provide an incentive for insurance companies or Qualified Plans to make a Portfolio available through Variable Contracts or Qualified Plans over other mutual funds or products.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: C.M. Life Insurance Company, First Security Benefit Life Insurance and Annuity Company of New York, First Symetra National Life Insurance Company of New York, Lincoln Financial Group, Lincoln National Life Insurance Company, Massachusetts Mutual Life Insurance Company, Nationwide Life Insurance Company, New York Life Insurance and Annuity Corporation, Security Benefit Life Insurance Company, Security Equity Life Insurance Company, Security Life of Denver Insurance Company, Standard Life Insurance Company, Symetra Life Insurance Company, Talcott Resolution Life Insurance Company, TIAA Life Insurance Company, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Union Securities, Venerable Insurance and Annuity Company, and Zurich American Life Insurance Company. Except as discussed in further detail below, the fees payable under these agreements are for compensation for providing distribution and/or shareholder services for which the insurance companies are paid at annual rates that range from 0.00% to 0.55%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. Neither a Portfolio, the Investment Adviser, nor the Distributor are parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
63

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
Each Portfolio generally distributes most or all of its net earnings in the form of dividends, consisting of net investment income and capital gains distributions, if any. Each Portfolio distributes capital gains, if any, annually. Each Portfolio also declares dividends and pays dividends consisting of net investment income, if any, annually.
All dividends and capital gains distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash.
From time to time a portion of a Portfolio’s distributions may constitute a return of capital. To comply with U.S. federal tax laws, a Portfolio may also pay additional distributions of capital gains and/or ordinary income.
Tax Consequences
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
Each Portfolio intends to qualify as a regulated investment company (“RIC”) for U.S. federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it timely distributes to its shareholders.
Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to U.S. federal tax on distributions of dividends and income from the Portfolio to an applicable insurance company's separate accounts.
Since the sole shareholders of each Portfolio will be separate accounts of insurance companies or other permitted investors, no discussion is included herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for the applicable contract.
See the SAI for further information about tax matters.
The tax status of your investment in a Portfolio depends upon the features of your Variable Contract. For further information, please refer to the prospectus for the Variable Contract.
64

INDEX DESCRIPTIONS

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The Bloomberg U.S. Aggregate Bond Index includes U.S. Treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). The Bloomberg U.S. Aggregate Bond Index is provided by Bloomberg Index Services Limited.
The MSCI All Country World Index (“MSCI ACWI”) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
The MSCI EAFE® Index captures large- and mid-capitalization representation across 21 developed markets countries around the world, excluding the U.S. and Canada, and covers approximately 85% of the free float-adjusted market capitalization in each country.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
The S&P Target Risk Aggressive Index is designed to measure the performance of aggressive stock-bond allocations to equities, seeking to maximize opportunities for long-term capital accumulation. It may include small allocations to fixed income to enhance portfolio efficiency.
The S&P Target Risk Conservative Index is designed to measure the performance of conservative stock-bond allocations to fixed income, seeking to produce a current income stream and avoid excessive volatility of returns. Equities are included to protect long-term purchasing power.
The S&P Target Risk Growth Index is designed to measure the performance of equity allocations, while seeking to provide limited fixed income exposure to diversify risk.
The S&P Target Risk Moderate Index is designed to measure the performance of moderate stock-bond allocations to fixed income while seeking to increase opportunities for higher returns through equity.
Bloomberg Index Data Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or its licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained.
FTSE Russell Index Data Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. FTSE®”, “ Russell ® ” , “FTSE Russell®” and “ Russell 3000 ” are trade marks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.
Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together, the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy and/or completeness of the Information and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
65

INDEX DESCRIPTIONS (continued)

The S&P Target Risk Aggressive Index, S&P Target Risk Conservative Index, S&P Target Risk Growth Index, and S&P Target Risk Moderate Index (the “ Indices ” ) and associated data are a product of S&P Dow Jones Indices LLC, its affiliates and/or their licensors and have been licensed for use by Voya Services Company and certain affiliates. © 2025 S&P Dow Jones Indices LLC, its affiliates and/or their licensors. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Neither S&P Dow Jones Indices LLC, SPFS, Dow Jones, their affiliates nor their licensors (“S&P DJI”) make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and S&P DJI shall have no liability for any errors, omissions, or interruptions of any index or the data included therein.
66

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Portfolio's financial performance for the periods shown. Certain information reflects the financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and/or distributions). The information has been audited by Ernst & Young LLP, whose report, along with a Portfolio’s financial statements, is included in the Portfolio’s Form N-CSR, which is available upon request. The information for the prior fiscal year or period was audited by a different independent public accounting firm.
67

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Retirement Aggressive Portfolio
Class ADV
12-31-24	11.34	0.18•	1.45	1.63	0.25	0.73	—	0.98	—	11.99	14.55	0.76	0.69	0.69	1.54	1,715,676	18
12-31-23	10.61	0.22•	1.63	1.85	0.17	0.95	—	1.12	—	11.34	17.82	0.76	0.69	0.69	1.97	1,807,320	21
12-31-22	15.03	0.13•	(2.68)	(2.55)	0.14	1.73	—	1.87	—	10.61	(16.71)	0.76	0.68	0.68	1.08	1,791,695	19
12-31-21	13.80	0.10•	2.00	2.10	0.25	0.62	—	0.87	—	15.03	15.52	0.77	0.69	0.69	0.66	2,483,104	21
12-31-20	13.00	0.20•	1.44	1.64	0.30	0.54	—	0.84	—	13.80	13.64	0.76	0.68	0.68	1.62	2,499,847	27
Class I
12-31-24	11.41	0.24•	1.44	1.68	0.30	0.73	—	1.03	—	12.06	14.96	0.26	0.26	0.26	1.97	52,106	18
12-31-23	10.67	0.27•	1.64	1.91	0.22	0.95	—	1.17	—	11.41	18.38	0.26	0.26	0.26	2.41	48,830	21
12-31-22	15.12	0.19•	(2.70)	(2.51)	0.21	1.73	—	1.94	—	10.67	(16.32)	0.26	0.26	0.26	1.55	44,053	19
12-31-21	13.88	0.16•	2.01	2.17	0.31	0.62	—	0.93	—	15.12	15.96	0.27	0.27	0.27	1.12	53,917	21
12-31-20	13.08	0.27	1.43	1.70	0.36	0.54	—	0.90	—	13.88	14.11	0.26	0.26	0.26	2.07	51,526	27
Voya Retirement Conservative Portfolio
Class ADV
12-31-24	7.82	0.24•	0.20	0.44	0.25	0.13	—	0.38	—	7.88	5.67	0.79	0.54	0.54	3.03	256,412	21
12-31-23	7.47	0.22•	0.43	0.65	0.15	0.15	—	0.30	—	7.82	8.79	0.79	0.54	0.54	2.83	297,835	22
12-31-22	9.87	0.13•	(1.49)	(1.36)	0.19	0.85	—	1.04	—	7.47	(13.99)	0.78	0.53	0.53	1.61	316,601	22
12-31-21	9.84	0.12•	0.33	0.45	0.21	0.21	—	0.42	—	9.87	4.69	0.79	0.54	0.54	1.22	420,230	26
12-31-20	9.31	0.18	0.75	0.93	0.17	0.23	—	0.40	—	9.84	10.33	0.77	0.52	0.52	1.90	444,944	27
Class I
12-31-24	7.98	0.26•	0.20	0.46	0.27	0.13	—	0.40	—	8.04	5.85	0.29	0.29	0.29	3.28	671	21
12-31-23	7.62	0.23•	0.45	0.68	0.17	0.15	—	0.32	—	7.98	9.06	0.29	0.29	0.29	3.02	643	22
12-31-22	10.04	0.16•	(1.51)	(1.35)	0.22	0.85	—	1.07	—	7.62	(13.68)	0.28	0.28	0.28	1.84	844	22
12-31-21	10.01	0.15•	0.33	0.48	0.24	0.21	—	0.45	—	10.04	4.87	0.29	0.29	0.29	1.46	1,390	26
12-31-20	9.45	0.24•	0.75	0.99	0.20	0.23	—	0.43	—	10.01	10.77	0.27	0.27	0.27	2.47	1,276	27
Voya Retirement Moderate Portfolio
Class ADV
12-31-24	9.71	0.27•	0.49	0.76	0.29	0.28	—	0.57	—	9.90	7.81	0.77	0.62	0.62	2.68	629,375	16
12-31-23	9.29	0.25•	0.77	1.02	0.16	0.44	—	0.60	—	9.71	11.24	0.77	0.61	0.61	2.65	686,476	19
12-31-22	12.63	0.14•	(2.04)	(1.90)	0.19	1.25	—	1.44	—	9.29	(15.17)	0.77	0.61	0.61	1.33	710,975	19
12-31-21	12.24	0.12•	1.03	1.15	0.24	0.52	—	0.76	—	12.63	9.64	0.78	0.62	0.62	0.94	962,098	26
12-31-20	11.55	0.20•	1.14	1.34	0.25	0.40	—	0.65	—	12.24	12.17	0.77	0.61	0.61	1.73	988,153	28
Class I
12-31-24	9.86	0.30•	0.50	0.80	0.32	0.28	—	0.60	—	10.06	8.19	0.27	0.27	0.27	3.02	20,681	16
12-31-23	9.43	0.29•	0.78	1.07	0.20	0.44	—	0.64	—	9.86	11.61	0.27	0.27	0.27	3.00	21,708	19
12-31-22	12.81	0.18•	(2.07)	(1.89)	0.24	1.25	—	1.49	—	9.43	(14.87)	0.27	0.27	0.27	1.70	21,276	19
12-31-21	12.40	0.17•	1.05	1.22	0.29	0.52	—	0.81	—	12.81	10.05	0.28	0.28	0.28	1.31	26,121	26
12-31-20	11.70	0.24	1.15	1.39	0.29	0.40	—	0.69	—	12.40	12.51	0.27	0.27	0.27	2.06	22,906	28
See Accompanying Notes to Financial Highlights
68

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Retirement Moderately Aggressive Portfolio
Class ADV
12-31-24	10.40	0.21•	1.06	1.27	0.25	0.55	—	0.80	—	10.87	12.32	0.76	0.65	0.65	1.92	1,181,894	16
12-31-23	9.87	0.22•	1.26	1.48	0.15	0.80	—	0.95	—	10.40	15.37	0.77	0.66	0.66	2.15	1,247,175	17
12-31-22	13.71	0.13•	(2.37)	(2.24)	0.16	1.44	—	1.60	—	9.87	(16.30)	0.76	0.65	0.65	1.13	1,243,439	18
12-31-21	12.79	0.10•	1.64	1.74	0.24	0.58	—	0.82	—	13.71	13.92	0.77	0.66	0.66	0.77	1,720,105	20
12-31-20	12.10	0.20•	1.29	1.49	0.27	0.53	—	0.80	—	12.79	13.15	0.76	0.65	0.65	1.66	1,736,505	28
Class I
12-31-24	10.24	0.25•	1.05	1.30	0.29	0.55	—	0.84	—	10.70	12.88	0.26	0.26	0.26	2.31	22,563	16
12-31-23	9.74	0.26•	1.24	1.50	0.20	0.80	—	1.00	—	10.24	15.79	0.27	0.27	0.27	2.58	25,794	17
12-31-22	13.58	0.18•	(2.36)	(2.18)	0.22	1.44	—	1.66	—	9.74	(16.01)	0.26	0.26	0.26	1.59	23,397	18
12-31-21	12.67	0.16•	1.62	1.78	0.29	0.58	—	0.87	—	13.58	14.41	0.27	0.27	0.27	1.20	28,228	20
12-31-20	12.00	0.25	1.27	1.52	0.32	0.53	—	0.85	—	12.67	13.59	0.26	0.26	0.26	2.10	24,726	28
See Accompanying Notes to Financial Highlights
69

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges.
(2)
Ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or the Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or the Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)
Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (“ETFs”). Net investment income (loss) of any underlying mutual funds or ETFs is not included in a Portfolio net investment income (loss) ratio to average net assets.
•
Calculated using average number of shares outstanding throughout the year or period.
70

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TO OBTAIN MORE INFORMATION
You will find more information about the Portfolios in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS AND FORM N-CSR
In each Portfolio’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. In a Portfolio ’ s Form N-CSR, you will find the Portfolio’s financial statements.
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains additional information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call, or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-366-0066
or visit our website at www.voyainvestments.com
Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:publicinfo@sec.gov.
When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

Voya Investors Trust	811-05629
Voya Retirement Aggressive Portfolio Voya Retirement Conservative Portfolio Voya Retirement Moderate Portfolio Voya Retirement Moderately Aggressive Portfolio
PRO-5629R(0525-050125)

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2025
Voya Investors Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-366-0066
Voya Balanced Income Portfolio
Class/Ticker: ADV/IIFAX; I/IIFIX; S/IIFSX; S2/IIFTX
Voya Government Liquid Assets Portfolio
Class/Ticker: I/IPLXX; S/ISPXX; S2/ITLXX
Voya High Yield Portfolio
Class/Ticker: ADV/IPYAX; I/IPIMX; S/IPHYX; S2/IPYSX
Voya Inflation Protected Bond Plus Portfolio
Class/Ticker: ADV/IBRAX; I/IBRIX; S/IBRSX
Voya Large Cap Growth Portfolio
Class/Ticker: ADV/IEOPX; I/IEOHX; R6/VRLCX; S/IEOSX; S2/IEOTX
Voya Large Cap Value Portfolio
Class/Ticker: ADV/IPEAX; I/IPEIX; R6/VLCRX; S/IPESX; S2/IPETX
Voya Limited Maturity Bond Portfolio
Class/Ticker: ADV/IMBAX; I/ILBPX; S/ILMBX
Voya U.S. Stock Index Portfolio
Class/Ticker: ADV/ISIVX; I/INGIX; S/ISJBX; S2/ISIPX
VY® CBRE Global Real Estate Portfolio
Class/Ticker: ADV/ICRNX; I/IRGIX; S/IRGTX; S2/IRGSX
VY® CBRE Real Estate Portfolio
Class/Ticker: ADV/ICRPX; I/IVRIX; S/IVRSX; S2/IVRTX
VY® Invesco Growth and Income Portfolio
Class/Ticker: ADV/IVGAX; I/IVGIX; S/IVGSX; S2/IVITX
VY® JPMorgan Emerging Markets Equity Portfolio
Class/Ticker: ADV/IJEAX; I/IJEMX; S/IJPIX; S2/IJPTX
VY® JPMorgan Small Cap Core Equity Portfolio
Class/Ticker: ADV/IJSAX; I/IJSIX; R6/VPRSX; S/IJSSX; S2/IJSTX
VY® Morgan Stanley Global Franchise Portfolio
Class/Ticker: ADV/IGFAX; R6/VPRDX; S/IVGTX; S2/IGFSX
VY® T. Rowe Price Capital Appreciation Portfolio
Class/Ticker: ADV/ITRAX; I/ITRIX; R6/VPRAX; S/ITCSX; S2/ITCTX
VY® T. Rowe Price Equity Income Portfolio
Class/Ticker: ADV/ITEAX; I/ITEIX; S/IRPSX; S2/ITETX

This Statement of Additional Information (the “SAI”) contains additional information about each portfolio listed above (each, a “Portfolio” and collectively, the “Portfolios”). This SAI is not a prospectus and should be read in conjunction with each Portfolio’s prospectus dated May 1, 2025, as supplemented or revised from time to time (the “Prospectus”). Each Portfolio's financial statements for the fiscal year ended December 31, 2024, including the independent registered public accounting firm's report thereon found in the Portfolio's Form N-CSR for the fiscal year ended December 31, 2024, are incorporated into this SAI by reference. Each Portfolio's Prospectus, shareholder reports, financial statements and other information may be obtained free of charge by contacting the Portfolio at the address and phone number written above or by visiting our website at https://individuals.voya.com/product/variable-portfolio/prospectuses-reports.

The S&P 500® Index and associated data are a product of S&P Dow Jones Indices LLC, its affiliates and/or their licensors and has have been licensed for use by Voya Services Company. © 2025 S&P Dow Jones Indices LLC, its affiliates and/or their licensors. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Neither S&P Dow Jones Indices LLC, SPFS, Dow Jones, their affiliates nor their licensors (“S&P DJI”) make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and S&P DJI shall have no liability for any errors, omissions, or interruptions of any index or the data included therein.
The S&P 500® Index has been licensed for use by Voya Services Company and certain affiliates (“Voya”). S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Voya. Voya’s investment products (the “Product”) based in whole or in part on the S&P 500® Index are not sponsored, endorsed, sold or promoted by SPDJI, S&P, Dow Jones or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in the Product or purchasing securities generally or the ability of the S&P 500® Index to track general market performance. S&P Dow Jones Indices’ only relationship to Voya with respect to the Product is the licensing of the S&P 500® Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Voya or the Product. S&P Dow Jones Indices have no obligation to take the needs of Voya or the owners of the Product into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration or marketing of the Product. There is no assurance that investment products based on the SPDJI Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® Index OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANT ABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VOYA, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® Index OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VOYA, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

INTRODUCTION AND GLOSSARY
This SAI is designed to elaborate upon information contained in each Portfolio’s Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of each Portfolio’s securities and investment techniques. Some investment techniques are described only in the Prospectus and are not repeated here.
Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.
Following are definitions of general terms that may be used throughout this SAI:
1933 Act: Securities Act of 1933, as amended
1934 Act: Securities Exchange Act of 1934, as amended
1940 Act: Investment Company Act of 1940, as amended, including the rules and regulations thereunder, and the terms of applicable no-action relief or exemptive orders granted thereunder
Affiliated Fund: A fund within the Voya family of funds
Board: The Board of Trustees for the Trust
Business Day: Each day the NYSE opens for regular trading
CDSC: Contingent deferred sales charge
CFTC: United States Commodity Futures Trading Commission
Code: Internal Revenue Code of 1986, as amended
Distribution Agreement: The Distribution Agreement for each Portfolio, as described herein
Distributor: Voya Investments Distributor, LLC
ETF: Exchange-Traded Fund
EU: European Union
Expense Limitation Agreement: The Expense Limitation Agreement(s) for each Portfolio, as described herein
FDIC: Federal Deposit Insurance Corporation
FHLMC: Federal Home Loan Mortgage Corporation
FINRA: Financial Industry Regulatory Authority, Inc.
Fiscal Year End of each Portfolio: December 31
Fitch: Fitch Ratings
FNMA: Federal National Mortgage Association
GNMA: Government National Mortgage Association
Independent Trustees: The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of each Portfolio
Investment Adviser: Voya Investments, LLC or Voya Investments
Investment Management Agreement: The Investment Management Agreement for each Portfolio, as described herein
IPO: Initial Public Offering
IRA: Individual Retirement Account
IRS: United States Internal Revenue Service
LIBOR: London Interbank Offered Rate
MLPs: Master Limited Partnerships
Moody’s: Moody’s Investors Service, Inc.
NAV: Net Asset Value
NRSRO: Nationally Recognized Statistical Rating Organization
NYSE: New York Stock Exchange
OTC: Over-the-counter
1

Portfolio: One or more of the investment management companies listed on the front cover of this SAI
Principal Underwriter: Voya Investments Distributor, LLC or the “Distributor”
Prospectus: One or more prospectuses for each Portfolio
REIT: Real Estate Investment Trust
REMICs: Real Estate Mortgage Investment Conduits
RIC: A “Regulated Investment Company,” pursuant to the Code
Rule 12b-1: Rule 12b-1 (under the 1940 Act)
Rule 12b-1 Plan: A Distribution and/or Shareholder Service Plan adopted under Rule 12b-1
Rule 144A: Rule 144A under the 1933 Act
S&L: Savings & Loan Association
S&P: S&P Global Ratings
SEC: United States Securities and Exchange Commission
SOFR: Secured Overnight Financing Rate
Sub-Adviser: One or more sub-advisers for a Portfolio, as described herein
Sub-Advisory Agreement: The Sub-Advisory Agreement(s) for each Portfolio, as described herein
Trust: Voya Investors Trust
UK: United Kingdom
Underlying Funds: Unless otherwise stated, other mutual funds or ETFs in which each Portfolio may invest
Voya family of funds or the “funds”: All of the registered investment companies managed by Voya Investments
Voya IM: Voya Investment Management Co. LLC
HISTORY OF the Trust
Voya Investors Trust, an open-end management investment company that is registered under the 1940 Act, was organized as a Massachusetts business trust on August 3, 1988. On July 17, 1989, the name of the Trust changed from “Western Capital Specialty Managers Trust” to “The Specialty Managers Trust.” On January 31, 1992, the name of the Trust changed from “The Specialty Managers Trust” to “The GCG Trust.” On May 1, 2003, the name of the Trust changed from “The GCG Trust” to “ING Investors Trust.” On May 1, 2014, the name of the Trust changed from “ING Investors Trust” to “Voya Investors Trust.”
Portfolio Name Changes During the Past Five Years

Portfolio	Former Name	Date of Change
Voya Inflation Protected Bond Plus Portfolio	VY® BlackRock Inflation Protected Bond Portfolio	December 6, 2024
VY® CBRE Global Real Estate Portfolio	VY® Clarion Global Real Estate Portfolio	May 1, 2022
VY® CBRE Real Estate Portfolio	VY® Clarion Real Estate Portfolio	May 1, 2022
2

SUPPLEMENTAL DESCRIPTION OF Portfolio INVESTMENTS AND RISKS
Diversification and Concentration
Diversified Investment Companies. The 1940 Act generally requires that a diversified portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).
Non-Diversified Investment Companies. A non-diversified investment company under the 1940 Act means that a portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers may cause the portfolio’s share price to fluctuate more than that of a diversified investment company. When compared to a diversified portfolio, a non-diversified portfolio may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.
Concentration. For purposes of the 1940 Act, concentration occurs when at least 25% of a portfolio’s assets are invested in any one industry or group of industries.
The diversification and concentration status of each Portfolio is outlined in the table below.

Portfolio	Diversified	Non-Diversified	Concentrated
Voya Balanced Income Portfolio	X
Voya Government Liquid Assets Portfolio	X
Voya High Yield Portfolio	X
Voya Inflation Protected Bond Plus Portfolio	X
Voya Large Cap Growth Portfolio		X
Voya Large Cap Value Portfolio	X
Voya Limited Maturity Bond Portfolio	X
Voya U.S. Stock Index Portfolio[1]	X
VY® CBRE Global Real Estate Portfolio	X		X
VY® CBRE Real Estate Portfolio	X		X
VY® Invesco Growth and Income Portfolio	X
VY® JPMorgan Emerging Markets Equity Portfolio	X
VY® JPMorgan Small Cap Core Equity Portfolio	X
VY® Morgan Stanley Global Franchise Portfolio		X
VY® T. Rowe Price Capital Appreciation Portfolio	X
VY® T. Rowe Price Equity Income Portfolio	X
1
In seeking to track the performance of the Index, the Portfolio may become “non-diversified,” as defined in the 1940 Act, as a result of a change in relative market capitalizations or index weightings of one or more components of the Index.
Investments, Investment Strategies, and Risks
Each Portfolio invests in a variety of investment types and employs a number of investment strategies and techniques. Each Portfolio may make other investments and engage in other types of strategies or techniques, to the extent consistent with its investment objective(s) and strategies and except where otherwise prohibited by applicable law or the Portfolio's own investment restrictions, as set forth in the Prospectus or this SAI.
The discussion below provides additional information about certain of the investments, investment techniques, and investment strategies that the Investment Adviser and/or Sub-Adviser(s) may use in managing the Portfolios as well as the risks associated with such investments, investment techniques, and investment strategies. The investments, investment techniques, and investment strategies as well as the risks associated with such investments, investment techniques, and investment strategies are presented below in alphabetical order to facilitate readability, and their order does not imply that a Portfolio prioritizes one investment, investment technique, or investment strategy over another nor does it imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The information below supplements the discussion of the principal investment strategies and principal risks contained in each Portfolio’s Prospectus, but does not describe every type of investment, investment technique, investment strategy, factor, or other consideration that a Portfolio may take into account nor does it describe every risk to which the Portfolio may be exposed.
A Portfolio may use any or all of these investment types, investment techniques, or investment strategies at any one time, and the fact that a Portfolio may use an investment type, investment technique, or investment strategy does not mean that it will be used.
Temporary Defensive Positions
3

When the Investment Adviser or a Sub-Adviser to a Portfolio anticipates adverse or unusual market, economic, political, or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, a Portfolio may make investments believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt instruments that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such defensive position may be utilized.
Unless otherwise indicated, a Portfolio’s investment objective, policies, investment strategies, and practices are non-fundamental. For additional information, see the section entitled “Fundamental and Non-Fundamental Investment Restrictions” below.

Asset Class/Investment Technique	Voya Balanced Income Portfolio	Voya Government Liquid Assets Portfolio	Voya High Yield Portfolio	Voya Inflation Protected Bond Plus Portfolio	Voya Large Cap Growth Portfolio
Artificial Intelligence
Asset-Backed Securities	X	X	X	X	X
Bank Instruments	X	X	X	X	X
Borrowing	X	X	X	X	X
Commercial Paper	X	X	X	X	X
Commodities		X	X	X	X
Common Stocks	X	X	X	X	X
Convertible Securities	X	X	X	X	X
Corporate Debt Instruments	X	X	X	X	X
Credit-Linked Notes	X	X	X	X	X
Custodial Receipts and Trust Certificates		X	X	X	X
Delayed Funding Loans and Revolving Credit Facilities		X	X	X	X
Depositary Receipts	X	X	X	X	X
Derivative Instruments	X	X	X	X	X
Emerging Markets Investments	X	X	X	X	X
Equity-Linked Notes
Eurodollar and Yankee Dollar Instruments	X	X	X	X	X
Event-Linked Bonds		X	X	X	X
Floating or Variable Rate Instruments	X	X	X	X	X
Foreign (non-U.S.) Currencies	X	X	X	X	X
Foreign (non-U.S.) Investments	X	X	X	X	X
Forward Commitments	X	X	X	X	X
Futures Contracts	X	X	X	X	X
Guaranteed Investment Contracts	X	X	X	X	X
High-Yield Securities	X	X	X	X	X
Hybrid Instruments	X	X	X	X	X
Illiquid Securities	X	X	X	X	X
Inflation-Indexed Bonds	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X
Inverse Floating Rate Securities	X	X	X	X	X
Master Limited Partnerships		X	X	X	X
Mortgage-Related Securities	X	X	X	X	X
Municipal Securities	X	X	X	X	X
Options	X	X	X	X	X
Other Investment Companies and Pooled Investment Vehicles	X	X	X	X	X
Participation on Creditors' Committees		X	X	X	X
Participatory Notes		X	X	X	X
Preferred Stocks	X	X	X	X	X
Private Investments in Public Companies			X
4

Asset Class/Investment Technique	Voya Balanced Income Portfolio	Voya Government Liquid Assets Portfolio	Voya High Yield Portfolio	Voya Inflation Protected Bond Plus Portfolio	Voya Large Cap Growth Portfolio
Real Estate Securities and Real Estate Investment Trusts	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X
Restricted Securities	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X	X	X	X	X
Rights and Warrants	X	X	X	X	X
Securities Lending	X	X	X	X	X
Senior and Other Bank Loans	X		X
Short Sales	X	X	X	X	X
Small- and Mid-Capitalization Issuers	X	X	X	X	X
Sovereign Debt	X	X	X	X	X
Special Purpose Acquisition Companies					X
Special Situation Issuers			X
Structured Notes			X	X
Supranational Entities	X	X	X	X	X
Swap Transactions and Options on Swap Transactions	X	X	X	X	X
To Be Announced Sale Commitments	X	X	X	X	X
Trust Preferred Securities	X	X	X	X	X
U.S. Government Securities and Obligations	X	X	X	X	X
When-Issued Securities and Delayed Delivery Transactions	X	X	X	X	X
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds	X	X	X	X	X

Asset Class/Investment Technique	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® CBRE Global Real Estate Portfolio	VY® CBRE Real Estate Portfolio
Artificial Intelligence
Asset-Backed Securities	X	X	X	X	X
Bank Instruments	X	X	X	X	X
Borrowing	X	X	X	X	X
Commercial Paper	X	X	X	X	X
Commodities	X	X	X	X	X
Common Stocks	X	X	X	X	X
Convertible Securities	X	X	X	X	X
Corporate Debt Instruments	X	X	X	X	X
Credit-Linked Notes	X	X	X	X	X
Custodial Receipts and Trust Certificates	X	X	X	X	X
Delayed Funding Loans and Revolving Credit Facilities	X	X	X	X	X
Depositary Receipts	X	X	X	X	X
Derivative Instruments	X	X	X	X	X
Emerging Markets Investments	X	X	X	X	X
Equity-Linked Notes
Eurodollar and Yankee Dollar Instruments	X	X	X	X	X
Event-Linked Bonds	X	X	X	X	X
Floating or Variable Rate Instruments	X	X	X	X	X
Foreign (non-U.S.) Currencies	X	X	X	X	X
Foreign (non-U.S.) Investments	X	X	X	X	X
Forward Commitments	X	X	X	X	X
5

Asset Class/Investment Technique	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® CBRE Global Real Estate Portfolio	VY® CBRE Real Estate Portfolio
Futures Contracts	X	X	X	X	X
Guaranteed Investment Contracts	X	X	X	X	X
High-Yield Securities	X	X	X		X
Hybrid Instruments	X	X	X	X	X
Illiquid Securities	X	X	X	X	X
Inflation-Indexed Bonds	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X
Inverse Floating Rate Securities	X	X	X	X	X
Master Limited Partnerships	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X
Municipal Securities	X	X	X	X	X
Options	X	X	X	X	X
Other Investment Companies and Pooled Investment Vehicles	X	X	X	X	X
Participation on Creditors' Committees	X	X	X	X	X
Participatory Notes	X	X	X	X	X
Preferred Stocks	X	X	X	X	X
Private Investments in Public Companies
Real Estate Securities and Real Estate Investment Trusts	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X
Restricted Securities	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X	X	X	X	X
Rights and Warrants	X	X	X	X	X
Securities Lending	X	X	X	X	X
Senior and Other Bank Loans
Short Sales	X	X	X	X	X
Small- and Mid-Capitalization Issuers	X	X	X	X	X
Sovereign Debt	X	X	X	X	X
Special Purpose Acquisition Companies	X			x	x
Special Situation Issuers
Structured Notes
Supranational Entities	X	X	X	X	X
Swap Transactions and Options on Swap Transactions	X	X	X	X	X
To Be Announced Sale Commitments	X	X	X	X	X
Trust Preferred Securities	X	X	X	X	X
U.S. Government Securities and Obligations	X	X	X	X	X
When-Issued Securities and Delayed Delivery Transactions	X	X	X	X	X
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds	X	X	X	X	X

Asset Class/Investment Technique	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Morgan Stanley Global Franchise Portfolio
Artificial Intelligence
Asset-Backed Securities	X	X	X	X
Bank Instruments	X	X	X	X
Borrowing	X	X	X	X
6

Asset Class/Investment Technique	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Morgan Stanley Global Franchise Portfolio
Commercial Paper	X	X	X	X
Commodities	X	X	X	X
Common Stocks	X	X	X	X
Convertible Securities	X	X	X	X
Corporate Debt Instruments	X	X	X	X
Credit-Linked Notes	X	X	X	X
Custodial Receipts and Trust Certificates	X	X	X	X
Delayed Funding Loans and Revolving Credit Facilities	X	X	X	X
Depositary Receipts	X	X	X	X
Derivative Instruments	X	X	X	X
Emerging Markets Investments	X	X	X	X
Equity-Linked Notes
Eurodollar and Yankee Dollar Instruments	X	X	X	X
Event-Linked Bonds	X	X	X	X
Floating or Variable Rate Instruments	X	X	X	X
Foreign (non-U.S.) Currencies	X	X	X	X
Foreign (non-U.S.) Investments	X	X	X	X
Forward Commitments	X	X	X	X
Futures Contracts	X	X	X	X
Guaranteed Investment Contracts	X	X	X	X
High-Yield Securities	X	X	X	X
Hybrid Instruments	X	X	X	X
Illiquid Securities	X	X	X	X
Inflation-Indexed Bonds	X	X	X	X
Initial Public Offerings	X	X	X	X
Inverse Floating Rate Securities	X	X	X	X
Master Limited Partnerships	X	X	X	X
Mortgage-Related Securities	X	X	X	X
Municipal Securities	X	X	X	X
Options	X	X	X	X
Other Investment Companies and Pooled Investment Vehicles	X	X	X	X
Participation on Creditors' Committees	X	X	X	X
Participatory Notes	X	X	X	X
Preferred Stocks	X	X	X	X
Private Investments in Public Companies
Real Estate Securities and Real Estate Investment Trusts	X	X	X	X
Repurchase Agreements	X	X	X	X
Restricted Securities	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X	X	X	X
Rights and Warrants	X	X	X	X
Securities Lending	X	X	X	X
Senior and Other Bank Loans
Short Sales	X	X	X	X
Small- and Mid-Capitalization Issuers	X	X	X	X
Sovereign Debt	X	X	X	X
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Asset Class/Investment Technique	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Morgan Stanley Global Franchise Portfolio
Special Purpose Acquisition Companies	X	X	X	X
Special Situation Issuers
Structured Notes		X	X
Supranational Entities	X	X	X	X
Swap Transactions and Options on Swap Transactions	X	X	X	X
To Be Announced Sale Commitments	X	X	X	X
Trust Preferred Securities	X	X	X	X
U.S. Government Securities and Obligations	X	X	X	X
When-Issued Securities and Delayed Delivery Transactions	X	X	X	X
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds	X	X	X	X

Asset Class/Investment Technique	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio
Artificial Intelligence
Asset-Backed Securities	X	X
Bank Instruments	X	X
Borrowing	X	X
Commercial Paper	X	X
Commodities	X	X
Common Stocks	X	X
Convertible Securities	X	X
Corporate Debt Instruments	X	X
Credit-Linked Notes	X	X
Custodial Receipts and Trust Certificates	X	X
Delayed Funding Loans and Revolving Credit Facilities	X	X
Depositary Receipts	X	X
Derivative Instruments	X	X
Emerging Markets Investments	X	X
Equity-Linked Notes
Eurodollar and Yankee Dollar Instruments	X	X
Event-Linked Bonds	X	X
Floating or Variable Rate Instruments	X	X
Foreign (non-U.S.) Currencies	X	X
Foreign (non-U.S.) Investments	X	X
Forward Commitments	X	X
Futures Contracts	X	X
Guaranteed Investment Contracts	X	X
High-Yield Securities	X	X
Hybrid Instruments	X	X
Illiquid Securities	X	X
Inflation-Indexed Bonds	X	X
Initial Public Offerings	X	X
Inverse Floating Rate Securities	X	X
Master Limited Partnerships	X	X
8

Asset Class/Investment Technique	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio
Mortgage-Related Securities	X	X
Municipal Securities	X	X
Options	X	X
Other Investment Companies and Pooled Investment Vehicles	X	X
Participation on Creditors' Committees	X	X
Participatory Notes	X	X
Preferred Stocks	X	X
Private Investments in Public Companies	X	X
Real Estate Securities and Real Estate Investment Trusts	X	X
Repurchase Agreements	X	X
Restricted Securities	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X	X
Rights and Warrants	X	X
Securities Lending	X	X
Senior and Other Bank Loans	X	X
Short Sales	X	X
Small- and Mid-Capitalization Issuers	X	X
Sovereign Debt	X	X
Special Purpose Acquisition Companies	X	X
Special Situation Issuers	X	X
Structured Notes
Supranational Entities	X	X
Swap Transactions and Options on Swap Transactions	X	X
To Be Announced Sale Commitments	X	X
Trust Preferred Securities	X	X
U.S. Government Securities and Obligations	X	X
When-Issued Securities and Delayed Delivery Transactions	X	X
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds	X	X
Artificial Intelligence: Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. Artificial intelligence can be categorized into two types: narrow artificial intelligence, which is designed for specific tasks, and general artificial intelligence, which has the ability to perform any intellectual task that a human can do and includes generative artificial intelligence (“GAI”). GAI is a type of artificial intelligence technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output. Typically, users enter questions, queries, or other inputs that prompt the GAI model or tool to produce output. In addition, some software uses GAI to suggest changes, summarize information, or translate text. Artificial intelligence has various applications in many fields such as healthcare, finance, transportation, and law.
The Investment Adviser or a Sub-Adviser may use and/or expand its use of artificial intelligence in connection with its business, operating and investment activities and a Portfolio’s investments may also use such technologies. Actual usage of such artificial intelligence will vary, and while the Investment Adviser or a Sub-Adviser expects from time to time to adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.
Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for a Portfolio, including, potentially, operational errors and investment losses.
Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any
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industry in particular may alter, perhaps to a materially adverse extent, the ability of the Investment Adviser or a Sub-Adviser, a Portfolio or its investments to utilize artificial intelligence in the manner it has to-date, and may have an adverse impact on the ability of the Investment Adviser or a Sub-Adviser, or the Portfolio or its investments to continue to operate as intended.
Asset-Backed Securities: Asset-backed securities are securities backed by assets that may include such items as credit card and automobile finance receivables, home equity sharing agreements or loans, student loans, consumer loans, installment loan contracts, home equity loans, mobile home loans, boat loans, business and small business loans, project finance loans, airplane leases, and leases of various other types of real and personal property (including those relating to railcars, containers, or telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), and other non mortgage-related income streams, such as income from renewable energy projects and franchise rights. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments – net of expenses – made by the borrower on the underlying assets (such as credit card receivables) are passed through to the investor. The value of asset-backed securities based on debt instruments, like that of traditional debt instruments, typically increases when interest rates fall and decreases when interest rates rise. However, these asset-backed securities differ from traditional debt instruments because of their potential for prepayment. A home equity sharing agreement is an agreement between a financial services company and a homeowner which allows a homeowner to access some of the equity in their home in exchange for a specified equity stake in the property. Unlike a mortgage, a home equity sharing agreement is not a loan and does not require a monthly payment. Instead, at the conclusion of the agreement term, the homeowner pays back the equity advance and a percentage of any appreciation in the property value. The price paid for asset-backed securities, the yield expected from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed security. Moreover, when the proceeds of a prepayment are reinvested in these circumstances, a rate of interest will likely be received that is lower than the rate on the security that was prepaid. To the extent that asset-backed securities are purchased at a premium, prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments and unscheduled prepayments generally will also result in the recognition of income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term asset-backed securities generally fluctuates more widely in response to changes in interest rates than the value of shorter term asset-backed securities maturity extension risk could increase volatility. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other debt instruments, and as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of COVID-19, and governmental responses to the effects of the pandemic may result in increased delinquencies and losses and may have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.
The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The values of asset-backed securities may be affected by other factors, such as the availability of information concerning the pool of assets and its structure, the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the pool of assets, the originator of the underlying assets, or the entities providing the credit enhancement. The market values of asset-backed securities also can depend on the ability of their servicers to service the underlying assets and are, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying assets (e.g., failure to document a security interest in the underlying assets properly) may affect the rights of the security holders in and to the underlying assets. In addition, the insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security as well as costs and delays. Asset-backed securities that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with asset-backed securities that do have a security interest in the underlying assets. For example, many securities backed by credit card receivables are unsecured.
Collateralized Debt Obligations: Collateralized Debt Obligations (“CDOs”) are a type of asset-backed security and include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of bonds. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. CDOs may incur management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the debt instruments or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches of a CBO trust or CLO trust typically have higher ratings and lower yields than junior tranches. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.
The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which there are investments. Typically, CBOs, CLOs, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid. CDOs are subject to the typical risks associated with debt instruments
10

discussed elsewhere in this SAI and the Prospectus, including interest rate risk, prepayment and extension risk, credit risk, liquidity risk and market risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying collateral, remoteness of those collateral assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets; and (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
Bank Instruments: Bank instruments include certificates of deposit (“CDs”), fixed-time deposits, and other debt and deposit-type obligations (including promissory notes that earn a specified rate of return) issued by: (i) a U.S. branch of a U.S. bank; (ii) a non-U.S. branch of a U.S. bank; (iii) a U.S. branch of a non-U.S. bank; or (iv) a non-U.S. branch of a non-U.S. bank. Bank instruments may be structured as fixed-, variable- or floating-rate obligations.
CDs typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of non-U.S. banks. Eurodollar certificates of deposit are CDs issued by non-U.S. banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to SOFR. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A fixed-time deposit is a bank obligation payable at a stated maturity date and bearing interest at a fixed rate. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, although there is generally no market for such deposits. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.
Certain bank instruments, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank instruments, however, are neither guaranteed nor insured by the FDIC or the U.S. government. These bank instruments are “backed” only by the creditworthiness of the issuing bank or parent financial institution. U.S. and non-U.S. banks are subject to different governmental regulation. They are subject to the risks of investing in the particular issuing bank and of investing in the banking and financial services sector generally. Certain obligations of non-U.S. banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of U.S. banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a non-U.S. jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) non-U.S. deposits may be seized or nationalized; (v) non-U.S. governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning non-U.S. banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ (including those that are less stringent) from those applicable to U.S. banks. Non-U.S. banks generally are not subject to examination by any U.S. government agency or instrumentality.
Borrowing: Borrowing may result in leveraging of a Portfolio’s assets. This borrowing may be secured or unsecured. Borrowing, like other forms of leverage, will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Portfolio’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Provisions of the 1940 Act require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell holdings at that time.
From time to time, a Portfolio may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such credit agreements will be allocated pursuant to guidelines approved by the Board.
A Portfolio may engage in other transactions that may have the effect of creating leverage in the Portfolio’s portfolio, including, by way of example, reverse repurchase agreements, dollar rolls, and derivatives transactions. A Portfolio will generally not treat such transactions as borrowings of money.
Commercial Paper: Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Commercial paper may consist of U.S. dollar- or foreign currency-denominated obligations of U.S. or non-U.S. issuers, and may be rated or unrated. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
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Section 4(a)(2) commercial paper is commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the U.S. federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper is normally resold to other investors through or with the assistance of the issuer or dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.
Commodities: A Portfolio may gain exposure to commodity markets by investing in commodity-related instruments. Such instruments include, (i) commodity-linked derivatives such as futures contracts and options, that are designed to provide a Portfolio with exposure to the commodities market without necessarily investing directly in physical commodities; and (ii) exchange traded investment vehicles that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. Commodities values may be highly volatile, and may decline rapidly and without warning. The values of commodity related instruments will typically be substantially affected by changes in the values of their underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.
Common Stocks: Common stock represents an equity or ownership interest in an issuer. A common stock may decline in value due to an actual or perceived deterioration in the prospects of the issuer, an actual or anticipated reduction in the rate at which dividends are paid, or other factors affecting the value of an investment, or due to a decline in the values of stocks generally or of stocks of issuers in a particular industry or market sector. The values of common stocks may be highly volatile. If an issuer of common stock is liquidated or declares bankruptcy, the claims of owners of debt instruments and preferred stock take precedence over the claims of those who own common stock, and as a result the common stock could become worthless.
Convertible Securities: Convertible securities are securities that combine the investment characteristics of debt instruments and common stocks. Convertible securities typically consist of debt instruments or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt instruments with warrants or common stock attached and derivatives combining the features of debt instruments and equity securities. Other convertible securities with additional or different features and risks may become available in the future. Convertible securities involve risks similar to those of both debt instruments and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt instruments of the issuer.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt instrument). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like a nonconvertible debt instruments or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a debt instrument, and the price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to greater levels of credit risk and liquidity risk.
Contingent Convertible Securities (“CoCos”): CoCos are a form of hybrid debt instrument. They are subordinated instruments that are designed to behave like bonds or preferred equity in times of economic health for the issuer, yet absorb losses when a pre-determined trigger event affecting the issuer occurs. CoCos are either convertible into equity at a predetermined share price or written down if a pre-specified trigger event occurs. Trigger events vary by individual security and are defined by the documents governing the contingent convertible security. Such trigger events may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk-weighted assets, the share price of the issuer falling to a particular level for a certain period of time, and certain regulatory events. CoCos are subject to credit, interest rate, high-yield securities, foreign investments and market risks associated with both debt instruments and equity securities. In addition, CoCos have no stated maturity and have fully discretionary coupons.  If the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, hence worsening the holder’s standing in a bankruptcy proceeding.
Corporate Debt Instruments: Corporate debt instruments are long and short-term debt instruments typically issued by businesses to finance their operations. Corporate debt instruments are issued by public or private issuers, as distinct from debt instruments issued by a government or its agencies. The issuer of a corporate debt instrument typically has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. The broad category of corporate debt instruments includes debt issued by U.S. or non-U.S. issuers of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt instruments may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and
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step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. Because of the wide range of types and maturities of corporate debt instruments, as well as the range of creditworthiness of issuers, corporate debt instruments can have widely varying risk/return profiles.
Corporate debt instruments carry both credit risk and interest rate risk. Credit risk is the risk that an investor could lose money if the issuer of a corporate debt instrument is unable to pay interest or repay principal when it is due. Some corporate debt instruments that are rated below investment grade (commonly referred to as “junk bonds”) are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt instruments. The credit risk of a particular issuer’s debt instrument may vary based on its priority for repayment. For example, higher-ranking (senior) debt instruments have a higher priority than lower ranking (subordinated) debt instruments. This means that the issuer might not make payments on subordinated debt instruments while continuing to make payments on senior debt instruments. In addition, in the event of bankruptcy, holders of higher-ranking senior debt instruments may receive amounts otherwise payable to the holders of more junior securities. The market value of corporate debt instruments may be expected to rise and fall inversely with interest rates generally. In general, corporate debt instruments with longer terms tend to fall more in value when interest rates rise than corporate debt instruments with shorter terms. The value of a corporate debt instrument may also be affected by supply and demand for similar or comparable securities in the marketplace. Fluctuations in the value of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in NAV. Corporate debt instruments generally trade in the over-the-counter market and can be less liquid that other types of investments, particularly during adverse market and economic conditions.
Credit-Linked Notes: Credit-linked notes are privately negotiated obligations whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an emerging market bond. A credit-linked note typically is issued by a special purpose trust or similar entity and is a direct obligation of the issuing entity. The entity, in turn, invests in debt instruments or derivative contracts in order to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. Purchasing a credit-linked note assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. There is also exposure to the issuer of the credit-linked note in the full amount of the purchase price of the note and the note is often not secured by the reference securities or other collateral.
The market for credit-linked notes may be or may become illiquid. The number of investors with sufficient understanding to support transacting in the notes may be quite limited, and may include only the parties to the original purchase/sale transaction. Changes in liquidity may result in significant, rapid and unpredictable changes in the value for credit-linked notes. In certain cases, a market price for a credit-linked note may not be available and it may be difficult to determine a fair value of the note.
Custodial Receipts and Trust Certificates: Custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, represent interests in instruments held by a custodian or trustee. The instruments so held may include U.S. government securities or other types of instruments. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying instruments, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. The holder of custodial receipts and trust certificates will bear its proportionate share of the fees and expenses charged to the custodial account or trust. There may also be investments in separately issued interests in custodial receipts and trust certificates. Custodial receipts may be issued in multiple tranches, representing different interests in the payment streams in the underlying instruments (including as to priority of payment).
In the event an underlying issuer fails to pay principal and/or interest when due, a holder could be required to assert its rights through the custodian bank, and assertion of those rights may be subject to delays, expenses, and risks that are greater than those that would have been involved if the holder had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying instruments have been deposited is determined to be an association taxable as a corporation instead of a non-taxable entity, the yield on the underlying instruments would be reduced by the amount of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that pay interest at rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below, or rise above, a specified rate. These instruments include inverse and range floaters. Because some of these instruments represent relatively recent innovations and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of instruments and may present greater potential for capital gain or loss, including potentially loss of the entire principal investment. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on such derivative instruments.
Delayed Funding Loans and Revolving Credit Facilities: Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans, up to a maximum amount, upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that, as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility (whereas, in the case of a delayed funding loan, such amounts may not be “re-borrowed”). Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. Agreeing to participate in a delayed fund loan or a revolving credit facility may have the effect of requiring an increased investment in an issuer at a time when such investment might not otherwise have been made (including at a time when the issuer’s financial condition makes it
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unlikely that such amounts will be repaid). To the extent that there is such a commitment to advancing additional funds, assets that are determined to be liquid by the Investment Adviser or a Sub-Adviser in accordance with procedures established by the Board will at times be segregated, in an amount sufficient to meet such commitments.
Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to resell such instruments. As a result, such investments may not be sold at an opportune time or may have to be resold at less than fair market value.
Depositary Receipts: Depositary receipts are typically trust receipts issued by a U.S. bank or trust company that evince an indirect interest in underlying securities issued by a foreign entity, and are in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).
Generally, ADRs are publicly traded on a U.S. stock exchange or in the OTC market, and are denominated in U.S. dollars, and the depositaries are usually a U.S. financial institution, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.
GDRs may be traded in any public or private securities markets in U.S dollars or other currencies and generally represent securities held by institutions located anywhere in the world. For GDRs, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S issuer.
EDRs are generally issued by a European bank and traded on local exchanges.
Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Holders of unsponsored depositary receipts, which are created independently of the issuer of the underlying security, generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. As a result, available information concerning the issuer of an unsponsored depositary receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.
In addition, a depositary or issuer may unwind its depositary receipt program, or the relevant exchange may require depositary receipts to be delisted, which could require a Portfolio to sell its depositary receipts (potentially at disadvantageous prices) or to convert them into shares of the underlying non-U.S. security (which could adversely affect their value or liquidity). Depositary receipts also may be subject to illiquidity risk, and trading in depositary receipts may be suspended by the relevant exchange.
ADRs, GDRs and EDRs are subject to many of the same risks associated with investing directly in foreign issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities it will be subject to the currency risk of both the investment in the depositary receipt and the underlying securities. The value of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
Derivative Instruments: Derivatives are financial contracts whose values change based on changes in the values of one or more underlying assets or the difference between underlying assets. Underlying assets may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Examples of derivative instruments include swap agreements, forward commitments, futures contracts, and options. Derivatives may be traded on contract markets or exchanges, or may take the form of contractual arrangements between private counterparties. Investing in derivatives involves counterparty risk, particularly with respect to contractual arrangements between private counterparties. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying asset(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives typically involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Legislation and regulation of derivatives in the United States and other countries, including margin, clearing, trading, reporting, and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause changes in the use of derivatives, or otherwise adversely affect the use of derivatives.
Certain derivative transactions require margin or collateral to be posted to and/or exchanged with a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party, whether directly or through a segregated custodial account. If an entity holding the margin or collateral becomes bankrupt or insolvent or otherwise fails to perform its obligations due to financial difficulties, there could be delays and/or losses in liquidating open positions purchased or sold through such entity and/or recovering amounts owed, including a loss of all or part of its collateral or margin deposits with such entity.
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Some derivatives may be used for “hedging,” meaning that they may be used when the manager seeks to protect investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the manager seeks to increase liquidity; implement a cash management strategy; invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of portfolio investments; and/or to enhance return. However, when derivatives are used, their successful use is not assured and will depend upon the manager’s ability to predict and understand relevant market movements.
Derivatives Regulation: The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The EU, the UK, and certain other jurisdictions have implemented or are in the process of implementing similar requirements, which will affect derivatives transactions with a counterparty organized in, or otherwise subject to, the EU’s or other jurisdiction’s derivatives regulations. Clearing rules and other rules and regulations could, among other things, restrict a registered investment company's ability to engage in, or increase the cost of, derivatives transactions, for example, by eliminating the availability of some types of derivatives, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While these rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency, or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements may expose investors to different kinds of costs and risks. For example, in the event of a counterparty's (or its affiliate's) insolvency, a Portfolio's ability to exercise remedies (such as the termination of transactions, netting of obligations and realization on collateral) could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU, the UK and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the liabilities of counterparties who are subject to such proceedings in the EU and the UK could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Additionally, U.S. regulators, the EU, the UK, and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. These regulations have had a material impact on the use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between a registered investment company and its counterparties and in certain cases increase the amount of margin required. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.
The SEC has adopted new rules that require managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under the new rules, the SEC will publicly disclose aggregated short position information on a monthly basis. The SEC has also adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales. In addition, other non-U.S. jurisdictions (such as the EU and the UK) where a Portfolio may trade have reporting requirements. If a Portfolio's short positions or its strategy become generally known, it could have a significant effect on the manager's ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Portfolio forcing the Portfolio to cover its positions at a loss. Such reporting requirements also may limit the manager's ability to access management and other personnel at certain companies where the manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Portfolio, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Portfolio could decrease drastically. Such events could make the Portfolio unable to execute its investment strategy. Short sales are also subject to certain SEC regulations and certain EU and UK regulations (under which there are restrictions on net short sales in certain securities). If the SEC or regulatory authorities in other jurisdictions were to adopt additional restrictions regarding short sales, they could restrict a Portfolio's ability to engage in short sales in certain circumstances, and the Portfolio may be unable to execute its investment strategy as a result. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect. Such bans or other restrictions may make it impossible for a Portfolio to execute certain investment strategies and may have a material adverse effect on a Portfolio's ability to generate returns. See also “Risks of transactions in futures contracts and related options” for more information.
The SEC adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), related to the use of derivatives, reverse repurchase agreements, and certain other transactions by registered investment companies. In connection with the adoption of Rule 18f-4, the SEC withdrew prior guidance requiring compliance with an asset segregation framework for covering certain derivative instruments and related transactions. Rule 18f-4, like the prior guidance, provides a mechanism by which a Portfolio is able to engage in derivatives transactions, even if the derivatives are considered to be “senior securities” for purposes of Section 18 of the 1940 Act, and it is expected that a Portfolio will continue to rely on that exemption, to the extent applicable. Rule 18f-4, among other things, requires a fund to apply value-at-risk (“VaR”) leverage limits to its investments in derivatives transactions and certain other transactions that create future payment and delivery obligations as well as implement a derivatives risk management program. Generally, these requirements apply unless a fund satisfies Rule 18f-4's “limited derivatives users” exception. When a fund invests in reverse repurchase agreements or similar financing transactions, including certain tender option bonds, Rule 18f-4 requires the fund to either aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions.
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Exclusions of the Investment Adviser from commodity pool operator definition: With respect to each Portfolio, the Investment Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”) and the rules thereunder and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to each Portfolio, the Investment Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require each Portfolio, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, options on futures, and certain swaps, which, in turn, include non-deliverable forward currency contracts, as further described below. Compliance with the terms of the CPO exclusion may limit the ability of the Investment Adviser to manage the investment program of each Portfolio in the same manner as it would in the absence of the exclusion. Each Portfolio is not intended as a vehicle for trading in the commodity interests markets. The CFTC has neither reviewed nor approved the Investment Adviser’s reliance on the exclusion, or each Portfolio, its investment strategies, or this SAI.
Emerging Markets Investments: Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment activity as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to a base currency. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Investing through Bond Connect: Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the People’s Republic of China (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of other debt instruments markets in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a Portfolio's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio’s investments and returns.
Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Portfolio. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). A Portfolio’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of a Portfolio’s Hong Kong sub-custodian. Therefore, a Portfolio’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce the Portfolio’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a Portfolio to the credit risk of the relevant securities depositories and a Portfolio’s Hong Kong sub-custodian. While a Portfolio holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
A Portfolio’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio, which may negatively affect investment returns for shareholders.
Investing through Stock Connect: A Portfolio may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks.
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Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, a Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance. PRC regulations require that a Portfolio that wishes to sell its China A-Shares pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit a Portfolio’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. A Portfolio’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the Portfolio’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Investment Adviser or Sub-Adviser to effectively manage a Portfolio, and may expose the Portfolio to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the Portfolio’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of a Portfolio to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Stock Connect trades are settled in Renminbi (“RMB”), the official currency of PRC, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Equity-Linked Notes: An equity-linked note (“ELN”) is an investment whose value is based on the value of a single equity security, basket of equity securities, or an index of equity securities (each, an “underlying equity”). Generally, when purchasing an ELN, a Portfolio pays the counterparty (usually a bank or brokerage firm) the current value of the underlying equity plus a commission. Upon the maturity of the ELN, a Portfolio generally is entitled to receive the par value plus a return based on the appreciation of the underlying equity. If the underlying equity has depreciated in value or if the price fluctuates outside of a preset range, depending on the type of ELN in which a Portfolio invested, the Portfolio may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely.
ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly, or semiannually); varied participation rates (the rate at which a Portfolio participates in the appreciation of the underlying equity); limitations on the appreciation potential of the underlying equity by a maximum payment or call right; and different protection levels on a Portfolio’s principal investment. In addition, when the underlying equity is foreign securities or indices, an ELN may be priced with or without currency exposure. A Portfolio may engage in all types of ELNs, including those that: (1) provide for protection of the Portfolio’s principal in exchange for limited participation in the appreciation of the underlying equity, and (2) do not provide for such protection and subject the Portfolio to the risk of loss of the Portfolio’s principal investment.
An ELN may provide interest income, thereby offering a yield advantage over investing directly in the underlying equity. ELNs also may enable a Portfolio to obtain a return (the coupon payment) without risk to principal (in principal-protected ELNs) if the general price movement of the underlying equity is correctly anticipated. A Portfolio’s successful use of ELNs will usually depend on the Sub-Adviser’s ability to accurately assess the terms of the ELN and forecast the credit quality of the issuer and the movements in the value of the underlying equity. Should the prices of the underlying equity move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of the investment in the ELN, and it may realize losses, which could be significant and could include the Portfolio’s entire principal investment.
In addition, an investment in an ELN possesses the risks associated with the underlying equity, such as management risk, market risk, and as applicable, foreign securities and currency risks. In addition, because ELNs are in note form, ELNs are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. An ELN also bears the risk that the issuer of the ELN will default or become bankrupt. In such an event, a Portfolio may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the value of the ELN, regardless of the price of the underlying equity.
A Portfolio may also experience liquidity issues when investing in ELNs. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make ELNs difficult to sell and value. The market for those ELNs that are exchange traded may be thinly traded and no assurance of liquidity is provided.
ELNs may exhibit price behavior that does not correlate with the underlying equity. In addition, the performance of an ELN is the responsibility only of the issuer of the ELN and not the issuer of the underlying equity. As the holder of an ELN, a Portfolio generally has no rights to the underlying equity, including no voting rights or rights to receive dividends, although the amount of expected dividends to be paid during the term of the instrument are factored into the pricing and valuation of the underlying equity at inception.
An ELN is a form of Structured Note. See “Structured Notes” for more information.
Europe: European financial markets are vulnerable to volatility and losses arising from concerns about the potential exit of member countries from the EU and/or the Economic and Monetary Union of the European Union (the “EMU”) and, in the latter case, the reversion of those countries to their national currencies. Defaults by EMU member countries on sovereign debt, as well as any future discussions about exits from the EMU, may negatively affect a Portfolio’s investments in the defaulting or exiting country, in issuers, both private and governmental, with direct exposure to that country, and in European issuers generally. The UK left the EU on January 31, 2020 (commonly known as “Brexit”) and entered into an 11-month transition period during which the UK remained part of the EU single market and customs union.
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The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new Trade and Cooperation Agreement. This agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as before, including in relation to financial services. Consequently, uncertainty remains in certain areas regarding the future UK-EU relationship.
From January 1, 2021, EU laws ceased to apply in the UK, with many being assimilated into UK law until repealed, replaced, or amended. The UK government has enacted legislation to make substantial amendments to these laws, creating unpredictable consequences for financial markets and investments. Brexit could significantly impact the UK, European, and global macroeconomic conditions, leading to prolonged political, legal, regulatory, tax, and economic uncertainty. This uncertainty may affect opportunities, pricing, availability, and cost of financing, regulation, values, or exit opportunities of companies or assets based in, doing business with, or having significant relationships in the UK or EU.
Eurodollar and Yankee Dollar Instruments: Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. The Eurodollar market is relatively free of regulations resulting in deposits that may pay somewhat higher interest than onshore markets. Their offshore locations make them subject to political and economic risk in the country of their domicile. Yankee dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers and may carry the same risks as investing in foreign (non-U.S.) securities.
Event-Linked Bonds: Event-linked exposure typically results in gains or losses depending on the occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, there may be a loss of a portion, or all, of the principal invested in the bond. If no trigger event occurs, the principal plus interest will be recovered. For some event-linked bonds, the trigger event or losses may be based on issuer-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for extensions of maturity that are mandatory, or optional, at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.
Floating or Variable Rate Instruments: Variable and floating rate instruments are a type of debt instrument that provides for periodic adjustments in the interest rate paid on the instrument. Variable rate instruments provide for the automatic establishment of a new interest rate on set dates, while floating rate instruments provide for an automatic adjustment in the interest rate whenever a specified interest rate changes. Variable rate instruments will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
There is a risk that the current interest rate on variable and floating rate instruments may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate instruments are structured with liquidity features such as: (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries; or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt instruments (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such instruments. As a result, variable or floating rate instruments that include market-dependent liquidity features may lose value and the holders of such instruments may be required to retain them for an extended period of time or indefinitely.
Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate instruments than on the market value of comparable debt instruments. Thus, investing in variable and floating rate instruments generally allows less potential for capital appreciation and depreciation than investing in comparable debt instruments.
Foreign (Non-U.S.) Currencies: Investments in issuers in different countries are often denominated in foreign currencies. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of investments denominated in those currencies. Investments may be made in currency exchange contracts or other currency-related transactions (including derivatives transactions) to manage exposure to different currencies. Also, these contracts may reduce or eliminate some or all of the benefits of favorable currency fluctuations. The values of foreign currencies may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of portfolio investments. Some foreign countries have managed currencies, which do not float freely against the U.S. dollar.
Foreign (Non-U.S.) Investments: Investments in non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in U.S. issuers. Similar risks may apply to instruments traded on a U.S. exchange that are issued by issuers with significant exposure to non-U.S. countries. The less developed a country’s securities market is, the greater the level of risk. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. instruments
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are normally denominated and traded in currencies other than the U.S. dollar, the value of the assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and many non-U.S. issuers are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign (non-U.S.) security trading, settlement, and custodial practices (including those involving securities settlement where the assets may be released prior to receipt of payment) are often less well developed than those in U.S. markets, and may result in increased risk of substantial delays in the event of a failed trade or in insolvency of, or breach of obligation by, a foreign broker-dealer, securities depository, or foreign sub-custodian. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, imposition of tariffs or other economic and trade sanctions, entering or exiting trade or other intergovernmental agreements, confiscatory taxation, political of financial instability, and diplomatic developments that could adversely affect the values of the investments in certain non-U.S. countries. In certain foreign markets an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking.” The blocking period can last up to several weeks. Share blocking may prevent buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair a Portfolio’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign (non-U.S.) security. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Forward Commitments: Forward commitments are contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A forward commitment may be disposed of prior to settlement. Such a disposition would result in the realization of short-term profits or losses.
Payment for the securities pursuant to one of these transactions is not required until the delivery date. However, the purchaser assumes the risks of ownership (including the risks of price and yield fluctuations) and the risk that the security will not be issued or delivered as anticipated. If a Portfolio makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.
Forward Currency Contracts: A forward currency contract is an obligation to purchase or sell a specified currency against another currency at a future date and price as agreed upon by the parties. Forward contracts usually are entered into with banks and broker-dealers and usually are for less than one year, but may be renewed. Forward contracts may be held to maturity and make the contemplated payment and delivery, or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio would be able to close out a forward currency contract at a favorable price or time prior to maturity.
Forward currency transactions may be used for hedging purposes. For example, a Portfolio might sell a particular currency forward if it holds bonds denominated in that currency but the Investment Adviser (or Sub-Adviser, if applicable) anticipates, and seeks to protect the Portfolio against, a decline in the currency against the U.S. dollar. Similarly, a Portfolio might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which the Investment Adviser (or Sub-Adviser, if applicable) anticipates purchasing for the Portfolio.
Hedging against a decline in the value of a currency does not limit fluctuations in the prices of portfolio securities or prevent losses to the extent they arise from factors other than changes in currency exchange rates. In addition, hedging transactions may limit opportunities for gain if the value of the hedged currency should rise. Moreover, it may not be possible to hedge against a devaluation that is so generally anticipated that no contracts are available to sell the currency at a price above the devaluation level it anticipates. The cost of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an underlying asset at a specific price and time agreed upon when the contract is made. Futures contracts are traded in the U.S. only on commodity exchanges or boards of trade - known as “contract markets” - approved for such trading by the CFTC, and must be executed through a futures commission merchant (also referred to herein as a “broker”) which is a member of the relevant contract market. Futures are subject to the creditworthiness of the futures commission merchant(s) and clearing organizations involved in the transaction.
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying asset). For instance, the sale of physically settled futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take
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delivery of the underlying asset called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.
Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. See, for example, “Index Futures Contracts” below.
The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying asset. The buyer of a futures contract enters into an agreement to purchase the underlying asset on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying asset on the settlement date and is said to be “short” the contract.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying asset unless the contract is held until the settlement date. The purchaser or seller of a futures contract is required to deposit “initial margin” with a futures commission merchant when the futures contract is entered into. Initial margin is typically calculated as a percentage of the contract's notional amount. A futures contract is valued daily at the official settlement price of the exchange on which it is traded. Each day cash is paid or received, called “variation margin,” equal to the daily change in value of the futures contract. The minimum margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Additional margin may be required by the futures commission merchant.
The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the assets underlying the futures positions it holds.
Futures can be held until their settlement dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially resulting in substantial losses. The inability to close futures positions could require maintaining a futures positions under circumstances where the manager would not otherwise have done so, resulting in losses.
If a Portfolio buys or sells a futures contract as a hedge to protect against a decline in the value of a portfolio investment, changes in the value of the futures position may not correlate as expected with changes in the value of the portfolio investment. As a result, it is possible that the futures position will not provide the desired hedging protection, or that money will be lost on both the futures position and the portfolio investment.
Index Futures Contracts: An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities or other assets making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.
Interest Rate Futures Contracts: An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular interest rate index, debt instrument, or index of debt instruments at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt instrument at a future date at a price set at the time of the contract. Interest rate futures contracts may be bought or sold in an attempt to protect against the effects of interest rate changes on current or intended investments in debt instruments or generally to adjust the duration and interest rate sensitivity of an investment portfolio. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might enter into interest rate futures contracts for the sale of debt instruments. Such a sale would have much the same effect as selling some of the long-term bonds in a Portfolio’s portfolio. If interest rates did increase, the value of the debt instruments in the portfolio would decline, but the value of the interest rate futures contracts would be expected to increase, subject to the correlation risks described below, thereby keeping the NAV of a Portfolio from declining as much as it otherwise would have.
Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, an interest rate futures contract may protect against the effects of the anticipated rise in the value of long-term bonds until the necessary cash becomes available or the market stabilizes. At that time, the interest rate futures contracts could be
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liquidated and cash could then be used to buy long-term bonds on the cash market. Similar results could be achieved by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the futures market may be more liquid than the cash market in certain cases or at certain times.
Gold Futures Contracts: A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future sale of a specified amount of gold at a specified date, time, and price. If a Portfolio purchases a gold futures contract, it becomes obligated to pay for the gold from the seller in accordance with the terms of the contract. If a Portfolio sells a gold futures contract, it becomes obligated to sell the gold to the purchaser in accordance with the terms of the contract.
A Portfolio’s ability to invest directly in commodities and commodity-linked instruments may be limited by the Portfolio’s intention to qualify as a RIC and could adversely affect the Portfolio’s ability to so qualify. If a Portfolio’s investments in such instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a RIC for one or more years, which would adversely affect the value of the Portfolio.
Foreign Currency Futures: Currency futures contracts are similar to currency forward contracts (described above), except that they are traded on exchanges (and always have margin requirements) and are standardized as to contract size and settlement date. Most currency futures call for payment in U.S. dollars. A foreign currency futures contract is a standardized exchange-traded contract for the future sale of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange, and have margin requirements.
At the maturity of a deliverable currency futures contract, a Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a market in such contracts. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.
Margin Payments: If a Portfolio purchases or sells a futures contract, it is required to deposit with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming the Portfolio satisfies its contractual obligations.
Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying asset rises above the contract price, the Portfolio’s position declines in value. A Portfolio then pays the broker a variation margin payment generally equal to the difference between the contract price of the futures contract and the market price of the underlying asset. Conversely, if the price of the underlying asset falls below the contract price of the contract, a Portfolio’s futures position increases in value. The broker then must make a variation margin payment generally equal to the difference between the contract price of the futures contract and the market price of the underlying asset. If an exchange raises margin rates, a Portfolio would have to provide additional capital to cover the higher margin rates which could require closing out other positions earlier than anticipated.
If a Portfolio terminates a position in a futures contract, a final determination of variation margin would be made, additional cash would be paid by or to the Portfolio, and the Portfolio would realize a loss or a gain. Such closing transactions involve additional commission costs.
Options on Futures Contracts: Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying assets. A futures option gives the holder, in return for the premium paid, the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option (or on a specified date, depending on its terms). Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the expiration date suffer a loss of the premium paid.
Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.
A Portfolio would be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion on futures contracts. See “Margin Payments” above.
Risks of transactions in futures contracts and related options: Successful use of futures contracts is subject to the ability of the Investment Adviser (or Sub-Adviser, if applicable) to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the
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purchase of a call or put option on a futures contract would result in a loss when the purchase or sale of a futures contract would not result in a loss, such as when there is no movement in the prices of the underlying futures contracts. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
The use of futures and related options involves the risk of imperfect correlation among movements in the prices of the assets underlying the futures and options, of the options and futures contracts themselves, and, in the case of hedging transactions, of the underlying assets which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Investment Adviser (or Sub-Adviser, if applicable) to forecast market movements such as movements in interest rates correctly. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, a Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying asset due to certain market distortions. For example, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying asset and futures markets. The margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.
The ability to establish and close out positions will be subject to the development and maintenance of a liquid market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. A Portfolio’s futures commission merchant may limit a Portfolio’s ability to invest in certain futures contracts. Such restrictions may adversely affect a Portfolio’s performance and its ability to achieve its investment objective.
The CFTC, certain foreign (non-U.S.) regulators, and many futures exchanges have established (and continue to evaluate and monitor) speculative position limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, energy, and metals commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with these speculative limits, unless an exemption applies. Thus, even if a Portfolio’s holding does not exceed applicable position limits, it is possible that some or all of the positions in client accounts managed by the Investment Adviser (or Sub-Adviser, if applicable) and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of the Investment Adviser (or Sub-Adviser, if applicable) may be affected by the sizes of such aggregate positions. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Portfolio. A violation of position limits could also lead to regulatory action materially adverse to a Portfolio’s investment strategy. A Portfolio may also be affected by other regimes, including those of the EU and UK, and trading venues that impose position limits on commodity derivative contracts.
Guaranteed Investment Contracts: Guaranteed Investment Contracts (“GICs”) are issued by insurance companies. An insurance company issuing a GIC typically agrees, in return for the purchase price of the contract, to pay interest at an agreed upon rate (which may be a fixed or variable rate) and to repay principal. GICs typically guarantee that the interest rate will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to pay the principal amount to a Portfolio on seven days’ notice or less, at which time the investment may be considered illiquid securities. GICs are not backed by the U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.
High-Yield Securities: High-yield securities (commonly referred to as “junk bonds”) are debt instruments that are rated below investment grade. Investing in high-yield securities involves special risks in addition to the risks associated with investments in higher rated debt instruments. While investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high-yield securities typically entail greater price volatility as well as principal and income risk. High-yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of higher quality debt instruments.
High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high-yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield security prices because the advent of a recession could lessen the ability of a highly leveraged issuer to make principal and interest payments on its debt instruments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, additional expenses to seek recovery may be incurred.
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The secondary market on which high-yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a high-yield security could be sold, and could adversely affect daily NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly traded market. When secondary markets for high-yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Each credit rating agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings. For more information on credit agency ratings, please see Appendix A. Furthermore, high-yield debt instruments may not be registered under the 1933 Act, and, unless so registered, a Portfolio will not be able to sell such high-yield debt instruments except pursuant to an exemption from registration under the 1933 Act. This may further limit a Portfolio's ability to sell high-yield debt instruments or to obtain the desired price for such securities.
Special tax considerations are associated with investing in high-yield securities structured as zero-coupon or pay-in-kind instruments. Income accrues on these instruments prior to the receipt of cash payments, which income must be distributed to shareholders when it accrues, potentially requiring the liquidation of other investments, including at times when such liquidation may not be advantageous, in order to comply with the distribution requirements applicable to RICs under the Code.
Hybrid Instruments: A hybrid instrument may be a debt instrument, preferred stock, depositary share, trust certificate, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stocks with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy would be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.
Risks of Investing in Hybrid Instruments: The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand profiles of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile.
The return on a hybrid instrument will be reduced by the costs of the swaps, options, or other instruments embedded in the instrument.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in an underlying asset may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the underlying asset may not move in the same direction or at the same time.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in an underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
If a hybrid instrument is used as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.
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Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor. A Portfolio may be prohibited from transferring a hybrid instrument, or the number of possible purchasers may be limited by applicable law or because few investors have an interest in purchasing such a customized product. Because hybrid instruments are typically privately negotiated contracts between two parties, the value of a hybrid instrument will depend on the willingness and ability of the issuer of the instrument to meet its obligations. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of futures, options on futures, and certain swaps.
Synthetic Convertible Securities: Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt instrument and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies, or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the value of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.
Illiquid Securities: Illiquid investment means any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Portfolio may not invest more than 15% of its net assets in illiquid investments. With the exception of money market funds, Rule 22e-4 under the 1940 Act requires a Portfolio to adopt a liquidity risk management program to assess and manage its liquidity risk. Under its program, a Portfolio is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and it may not reduce the liquidity risk inherent in a Portfolio’s investments.
Inflation-Indexed Bonds: Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semi-annual coupon.
U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that bonds with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.
If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.
While these bonds, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these bonds may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.
The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy.
Other issuers of inflation-protected bonds include other U.S. government agencies or instrumentalities, corporations, and foreign governments. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these bonds may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
Any increase in principal for an inflation-protected bond resulting from inflation adjustments is considered to be taxable income in the year it occurs. For direct holders of inflation-protected bonds, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, with respect to inflation-protected instruments held by each Portfolio, both interest income and the income attributable to principal adjustments must currently be distributed to shareholders in the form of cash or reinvested shares.
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Initial Public Offerings: The value of an issuer’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in an IPO may be held for a very short period of time. As a result, investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs. Investors in IPOs can be adversely affected by substantial dilution of the value of their shares due to sales of additional shares, and by concentration of control in existing management and principal shareholders.
Investments in IPOs may have a substantial beneficial effect on investment performance. Investment returns earned during a period of substantial investment in IPOs may not be sustained during other periods of more limited, or no, investments in IPOs. In addition, as an investment portfolio increases in size, the impact of IPOs on performance will generally decrease. Investment in securities offered in an IPO may lose money. There can be no assurance that investments in IPOs will be available or improve performance. Investments in secondary public offerings may be subject to certain of the foreign risks. A Portfolio will not necessarily participate in an IPO in which other mutual funds or accounts managed by the Investment Adviser or Sub-Adviser participate.
Inverse Floating Rate Securities: Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the values of inverse floaters, or other instruments or certificates structured to have similar features, generally move in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of instruments.
LIBOR Transition and Reference Benchmarks: LIBOR was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which a Portfolio may be a party, have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly but the full impact of the transition on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be fully determined.
For example, SOFR is the replacement rate for USD-LIBOR and is published by the Federal Reserve Bank of New York. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. Markets in these new rates such as SOFR are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly although the full impact of the transition on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be fully determined.
While LIBOR was an unsecured rate, SOFR is a secured rate. SOFR, unlike LIBOR, reflects actual market transactions. Accordingly, SOFR is not the economic equivalent of LIBOR. Consequently, there can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including, without limitation, as a result of changes in interest and yield rates in the market, monetary policy, bank credit risk, market volatility or global or regional economic, financial, political, regulatory, judicial or other events.
In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the EU regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into UK law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
Master Limited Partnerships: MLPs typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are typically engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based issuers.
The manner and extent of direct and indirect investments in MLPs and limited liability companies may be limited by a Portfolio’s intention to qualify as a RIC under the Code, and any such investments may adversely affect the ability of a Portfolio to so qualify.
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Mortgage-Related Securities: Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. There may also be investments in debt instruments which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).
Financial downturns (particularly an increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment) may adversely affect the market for mortgage-related securities. Many so-called sub-prime mortgage pools become distressed during periods of economic distress and may trade at significant discounts to their face value during such periods. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors may cause certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take further action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk of losses on mortgage-related securities.
Mortgage Pass-Through Securities: Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has in the past experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased in the past and may continue to increase, and a decline in or flattening of housing values (as has occurred in the past and which may continue to occur in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Due largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Adjustable Rate Mortgage-Backed Securities: Adjustable rate mortgage-backed securities (“ARM MBSs”) have interest rates that reset at periodic intervals. Acquiring ARM MBSs permits participation in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARM MBSs are based. Such ARM MBSs generally have higher current yield and lower price fluctuations than is the case with more traditional debt instruments of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, there can be reinvestment in the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARM MBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, there is no benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARM MBSs behave more like debt instruments and less like adjustable rate debt instruments and are subject to the risks associated with debt instruments. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Agency Mortgage-Related Securities: The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
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On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
To the extent third party entities involved with mortgage-backed securities issued by private issuers are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-backed securities, including each Portfolio. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including each Portfolio, to cover legal or related costs. Any such action could result in losses to each Portfolio.
Collateralized Mortgage Obligations: Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. The issuer of a series of mortgage pass-through securities may elect to be treated as a REMIC. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt instruments, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs as well.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
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As CMOs have evolved, some classes of CMO bonds have become more common. For example, there may be investments in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A manager may invest in various tranches of CMO bonds, including support bonds.
CMO Residuals: CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, the initial investment in a CMO residual may never be fully recouped.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom may not, have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability.
Commercial Mortgage-Backed Securities: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Reverse Mortgage-Related Securities and Other Mortgage-Related Securities: Reverse mortgage-related securities and other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt instruments issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
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Stripped Mortgage-Backed Securities: SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO class”), while the other class will receive all of the principal (the principal-only or “PO class”). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, there may be failure to recoup some or all of the initial investment in these securities even if the security is in one of the highest rating categories.
Privately Issued Mortgage-Related Securities: Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets certain investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage-related securities without insurance or guarantees may be bought if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Investment Adviser or Sub-Adviser determines that the securities meet certain quality standards. Securities issued by certain private organizations may not be readily marketable.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Privately issued mortgage-related securities are originated, packaged and serviced by third party entities. It is possible that these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the investment restrictions related to industry concentration by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related
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security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Tiered Index Bonds: Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.
Municipal Securities: Municipal securities are debt instruments issued by state and local governments, municipalities, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities of states, and multi-state agencies or authorities, the interest of which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from U.S. federal income tax. Municipal securities include both notes (which have maturities of less than one (1) year) and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.
In general, municipal securities are issued to obtain funds for a variety of public purposes such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.
The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are obligations secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt instruments may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including, among others: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Conditions in those sectors may affect the overall municipal securities markets.
Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) to the issuer within a specified number of days following the investor’s request. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the longer-term securities still held could experience substantially more volatility.
Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares.
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The secondary market for municipal bonds typically has been less liquid than that for taxable debt instruments, and this may affect a Portfolio’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.
Securities, including municipal securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular securities. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Portfolio’s municipal securities in the same manner.
From time to time, proposals have been introduced before Congress that, if enacted, would have the effect of restricting or eliminating the U.S. federal income tax exemption for interest on debt instruments issued by states and their political subdivisions. U.S. federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal securities. Further proposals limiting the issuance of municipal securities may well be introduced in the future.
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Industrial Development and Pollution Control Bonds: Industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer, are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
Moral Obligation Securities: Moral obligation securities are usually issued by special purpose public authorities. A moral obligation security is a type of state issued municipal bond which is backed by a moral, not a legal, obligation. If the issuer of a moral obligation security cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality that created the issuer.
Municipal Lease Obligations and Certificates of Participation: Municipal lease obligations and participations in municipal leases are undivided interests in an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “Lease Obligations”). Generally Lease Obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the Lease Obligation. As a result of this structure, Lease Obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.
Lease Obligations may contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the Lease Obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.
In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds.
Short-Term Municipal Obligations: Short-term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax anticipation notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue anticipation notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. Bond anticipation notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction loan notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-term Discount notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow. Revenue anticipation notes, construction loan notes, and short-term discount notes may, but will not necessarily, be general obligations of the issuer.
Options: An option gives the holder the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying asset at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying asset of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.
Options can be traded either through established exchanges (“exchange-traded options”) or privately negotiated transactions OTC options. Exchange-traded options are standardized with respect to, among other things, the underlying asset, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange-traded options.
All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The value of an OTC option that is not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.
The purchaser of a put option obtains the right (but not the obligation) to sell a specific amount or value of a particular asset to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying asset falls. However, if the underlying asset’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The purchaser of a call option obtains the right (but not the obligation) to purchase a specified amount or value of an underlying asset from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying asset rises. However, if the underlying asset’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
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The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position by entering into an offsetting option transaction if a liquid market is available. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying asset to the option writer at the strike price.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular asset at the strike price if the purchaser of the option chooses to exercise it. A call option written on a security or other instrument held by the Portfolio (commonly known as “writing a covered call option”) limits the opportunity to profit from an increase in the market price of the underlying asset above the exercise price of the option. A call option written on securities that are not currently held by the Portfolio is commonly known as “writing a naked call option.” During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase income with minimal capital risk. However, when securities prices increase, a Portfolio would be exposed to an increased risk of loss, because if the price of the underlying asset or instrument exceeds the option’s exercise price, the Portfolio would suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that a Portfolio does not own are riskier than calls written on securities owned by the Portfolio because there is no underlying asset held by the Portfolio that can act as a partial hedge. When such a call is exercised, a Portfolio must purchase the underlying asset to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that a Portfolio does not own have speculative characteristics and the potential for loss is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt instruments, that the asset may not be available for purchase.
Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer’s potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying asset exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited. A put option is in-the-money if the strike price of the option exceeds the value of the underlying asset, and so the put option writer’s loss is limited to the strike price. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out its position by entering into an offsetting option transaction if a liquid market is available. If the market is not liquid for an offsetting option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.
If a Portfolio is the writer of a cleared option, the Portfolio is required to deposit initial margin. Additional variation margin may also be required. If a Portfolio is the writer of an uncleared option, the Portfolio may be required to deposit initial margin and additional variation margin.
A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying asset when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying asset at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying asset at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying asset at exercise is less than the exercise price of the option.
Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying asset but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying asset with the same exercise price and expiration date.
The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying asset in relation to the exercise price of the option, the volatility of the underlying asset and the remaining period to the expiration date.
If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying asset moves adversely during that time. There can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.
Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio.
Foreign Currency Options: Put and call options on foreign currencies may be bought or sold either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options.
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Index Options: An index option is a put or call option on a securities index or other (typically securities-related) index. In contrast to an option on a security, the holder of an index option has the right to receive a cash settlement amount upon exercise of the option. This settlement amount is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier.” The index underlying an index option may be a “broad-based” index, such as the S&P 500® Index or the NYSE Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology issuers. A stock index assigns relative values to the stocks included in the index, and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically. The risks of purchasing and selling index options are generally similar to the risks of purchasing and selling options on securities.
Other Investment Companies and Pooled Investment Vehicles: Securities of other investment companies and pooled investment vehicles, including shares of closed-end investment companies, unit investment trusts, ETFs, open-end investment companies, and private investment funds represent interests in managed portfolios that may invest in various types of instruments. Investing in another investment company or pooled investment vehicle exposes a Portfolio to all the risks of that other investment company or pooled investment vehicle as well as additional expenses at the other investment company or pooled investment vehicle-level, such as a proportionate share of portfolio management fees and operating expenses. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations. Investing in a pooled investment vehicle involves the risk that the vehicle will not perform as anticipated. The amount of assets that may be invested in another investment company or pooled investment vehicle or in other investment companies or pooled investment vehicles generally may be limited by applicable law.
The securities of other investment companies, particularly closed-end funds, may be leveraged and, therefore, will be subject to the risks of leverage. The securities of closed-end investment companies and ETFs carry the risk that the price paid or received may be higher or lower than their NAV. Closed-end investment companies and ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other factors.
In making decisions on the allocation of the assets in other investment companies, the Investment Adviser and Sub-Adviser are subject to several conflicts of interest when they serve as the investment adviser and sub-adviser to one or more of the other investment companies. These conflicts could arise because the Investment Adviser or Sub-Adviser or their affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the other investment companies than others. For example, where the other investment companies have a sub-adviser that is affiliated with the Investment Adviser, the entire advisory fee is retained by a Voya company. Even where the net advisory fee is not higher for other investment companies sub-advised by an affiliate of the Investment Adviser or Sub-Adviser, the Investment Adviser and Sub-Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to Voya. Further, the Investment Adviser and Sub-Adviser may believe that redemption from another investment company will be harmful to that investment company, the Investment Adviser and Sub-Adviser or an affiliate. Therefore, the Investment Adviser and Sub-Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of another investment company.
The Investment Adviser has informed the Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which a Portfolio may be offered as an investment option. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Investment Adviser’s and Sub-Adviser’s investment decisions, including their allocation decisions with respect to the other investment companies, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to other investment companies which invest primarily in debt instruments or in a more conservative or less volatile investment style, may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques.
The Investment Adviser and Sub-Adviser have adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Investment Adviser's and Sub-Adviser’s allocation decisions may be affected by their conflicts of interest.
Exchange-Traded Funds: ETFs are investment companies whose shares trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index). The value of an ETF’s shares will change based on changes in the values of the investments it holds. The value of an ETF’s shares will also likely be affected by factors affecting trading in the market for those shares, such as illiquidity, exchange or market rules, and overall market volatility. The market price for ETF shares may be higher or lower than the ETF’s NAV. The timing and magnitude of cash flows in and out of an ETF could create cash balances that act as a drag on the ETF’s performance. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. Substantial market or other disruptions affecting ETFs could adversely affect the liquidity and value of the shares of a Portfolio to the extent it invests in ETFs. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.
Holding Company Depositary Receipts: Holding Company Depositary Receipts (“HOLDRs”) are securities that represent beneficial ownership in a group of common stocks of specified issuers in a particular industry. HOLDRs are typically organized as grantor trusts, and are generally not required to register as investment companies under the 1940 Act. Each HOLDR initially owns a set number of stocks, and the composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified
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events. As a result, stocks selected for those HOLDRs with a sector focus may not remain the largest and most liquid in their industry, and may even leave the industry altogether. If this happens, HOLDRs invested may not provide the same targeted exposure to the industry that was initially expected. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diversified and creating more risk.
Private Funds: Private funds are private investment funds, pools, vehicles, or other structures, including hedge funds and private equity funds. They may be organized as corporations, partnerships, trusts, limited partnerships, limited liability companies, or any other form of business organization (collectively, “Private Funds”). Investments in Private Funds may be highly speculative and highly volatile and may produce gains or losses at rates that exceed those of a Portfolio’s other holdings and of publicly offered investment pools. Private Funds may engage actively in short selling. Private Funds may utilize leverage without limit and, to the extent a Portfolio invests in Private Funds that utilize leverage, a Portfolio will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result.
Many Private Funds invest significantly in issuers in the early stages of development, including issuers with little or no operating history, issuers operating at a loss or with substantial variation in operation results from period to period, issuers with the need for substantial additional capital to support expansion or to maintain a competitive position, or issuers with significant financial leverage. Such issuers may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which a Portfolio will have no control.
Interests in a Private Fund will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain Private Funds may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Many Private Funds are not registered under the 1940 Act and, consequently, such funds are not subject to the restrictions on affiliated transactions and other protections applicable to registered investment companies. The valuations of securities held by Private Funds, which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund’s portfolio holdings will affect the ability of a Portfolio to calculate its NAV accurately.
Participation on Creditors’ Committees: A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Portfolio. Such participation may incur additional expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, which may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation on such committees may also expose a Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.
Participatory Notes: A Portfolio may invest in instruments that have economic characteristics similar to equity securities, such as participatory notes or other structured notes or instruments that may be developed from time to time. Participatory notes are a type of derivative instrument used by foreign investors to access local markets and to gain exposure to, primarily, equity securities of issuers listed on a local exchange. Rather than purchasing securities directly, a Portfolio may purchase a participatory note from a broker-dealer, which holds the securities on behalf of the noteholders.
Participatory notes are similar to depositary receipts except that: (1) brokers, not U.S. banks, are depositories for the securities; and (2) noteholders may remain anonymous to market regulators.
The value of the participatory notes will be directly related to the value of the underlying securities. Any dividends or capital gains collected from the underlying securities are remitted to the noteholder.
The risks of investing in participatory notes include derivatives risk and foreign investments risk. The foreign investments risk associated with participatory notes is similar to those of investing in depositary receipts. However, unlike depositary receipts, participatory notes are subject to counterparty risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.
Preferred Stocks: Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer.
Preferred stocks may pay fixed or adjustable rates of return. Preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the value of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock.
Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, because a substantial portion of the return on a preferred stock may be the dividend, its value may react similarly to that of a debt instrument to changes in interest rates. An issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its debt instruments and other debt. For this reason, the value of preferred stock will usually react more strongly than debt instruments to actual or perceived changes in the issuer’s financial condition or prospects. Preferred stocks of smaller issuers may be more vulnerable to adverse developments than preferred stock of larger issuers.
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Private Investments in Public Companies: In a typical private placement by a publicly-held company (“PIPE”) transaction, a buyer will acquire, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act, common stock or a security convertible into common stock, such as convertible notes or convertible preferred stock. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the OTC market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws the common stock or the shares of common stock issuable upon conversion of the convertible securities. If the issuer fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g., warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus PIPE transactions present certain risks not associated with open market purchases of equities.
Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register the shares for public resale in a timely manner or at all, in which case the shares may be saleable only in a privately negotiated transaction at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A under the 1933 Act). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.
Real Estate Securities and Real Estate Investment Trusts: Investments in equity securities of issuers that are principally engaged in the real estate industry are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, other acts that destroy real property; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of issuers providing mortgage servicing will be subject to the risks associated with refinancing and their impact on servicing rights.
In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio’s ability to qualify as a RIC because of certain income source requirements applicable to RICs under the Code.
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The affairs of REITs are managed by the REIT's sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT's sponsor. REITs are not diversified, and are subject to the risks of financing projects. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their eligibility for favorable tax-treatment under the Code and for exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of investments in REITs to decline. During periods when
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interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small-capitalization issuers. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger issuer securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500® Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may involve significant amounts of leverage.
Repurchase Agreements: A repurchase agreement is a contract under which a Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price. Repurchase agreements may be viewed as loans which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. To the extent that a Portfolio has invested a substantial portion of its assets in repurchase agreements, the investment return on such assets, and potentially the ability to achieve the investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. The mandatory clearing of such repurchase transactions could increase the cost of repurchase transactions and impose added operational complexity which could make it more difficult for a Portfolio to execute certain investment strategies.
Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the 1933 Act, are referred to as “restricted securities.” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly- traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk. The Portfolio may incur additional expenses when disposing of restricted securities, including costs to register the sale of the securities. The Board has delegated to Portfolio management the responsibility for monitoring and determining the liquidity of restricted securities, subject to the Board’s oversight.
Reverse Repurchase Agreements and Dollar Roll Transactions: Reverse repurchase agreements involve sales of portfolio securities to another party and an agreement by a Portfolio to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.
Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage-dollar rolls and U.S. Treasury rolls are types of dollar rolls. During the roll period, principal and interest paid on the securities is not received but proceeds from the sale can be invested.
Reverse repurchase agreement and dollar rolls involve the risk that the market value of the securities to be repurchased under the agreement may decline below the repurchase price. If the buyer of securities under a reverse repurchase agreement or dollar rolls files for bankruptcy or becomes insolvent, such a buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the obligation to repurchase the securities and use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Additionally, reverse repurchase agreements entail many of the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. The SEC has finalized new rules requiring the central clearing of certain reverse repurchase transactions involving U.S. Treasuries. The mandatory clearing of such transactions could increase the cost of such transactions and impose added operational complexity which could make it more difficult for a Portfolio to execute certain investment strategies.
Rights and Warrants: Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued in conjunction with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that usually entitle the holder to purchase a specified amount of common stock at a specified price on a specific date or during a specific period of time (typically for a period of only weeks). The exercise price on a right is normally at a discount from the market value of the common stock at the time of distribution.
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Warrants may be used to enhance the marketability of a bond or preferred stock. Rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
Warrants and rights do not carry with them the right to dividends or to vote, do not represent any rights in the assets of the issuer and may or may not be transferable. Investments in warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and expires worthless if it is not exercised on or prior to its expiration date, if any.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional debt instruments.
Equity-linked warrants are purchased from a broker, who in turn is expected to purchase shares in the local market. If a Portfolio exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Portfolio bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
Index-linked warrants are put and call warrants where the value varies depending on the change in the value of one or more specified securities indices. Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Portfolio were not to exercise an index-linked warrant prior to its expiration, then the Portfolio would lose the amount of the purchase price paid by it for the warrant.
Index-linked warrants are normally used in a manner similar to its use of options on securities indices. The risks of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Portfolio’s ability to exercise the warrants at such time, or in such quantities, as the Portfolio would otherwise wish to do.
Indirect investment in foreign equity securities may be made through international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign (non-U.S.) securities, to foreign risk and currency risk.
Securities Lending: Securities lending involves lending of portfolio securities to qualified broker/dealers, banks or other financial institutions who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failure to deliver securities, or completing arbitrage operations. Securities are loaned pursuant to a securities lending agreement approved by the Board
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and under the terms, structure and the aggregate amount of such loans consistent with the 1940 Act. Lending portfolio securities increases the lender’s income by receiving a fixed fee or a percentage of the collateral, in addition to receiving the interest or dividend on the securities loaned. As collateral for the loaned securities, the borrower gives the lender collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash (including U.S. dollars and foreign currency), securities issued by the U.S. government or its agencies or instrumentalities, or such other collateral as may be approved by the Board. The borrower must also agree to increase the collateral if the value of the loaned securities increases but may request some of the collateral be returned if the market value of the loaned securities goes down.
During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. Loans are subject to termination by the lender or a borrower at any time. A Portfolio may choose to terminate a loan in order to vote in a proxy solicitation.
During the time a security is on loan and the issuer of the security makes an interest or dividend payment, the borrower pays the lender a substitute payment equal to any interest or dividends the lender would have received directly from the issuer of the security if the lender had not loaned the security. When a lender receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the lender itself to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for: (i) treatment as “qualified dividend income” in the hands of individuals; or (ii) the U.S. federal dividends received deduction in the hands of corporate shareholders. The Investment Adviser or Sub-Adviser (if applicable) therefore may cause a Portfolio to terminate a securities loan – and forego any income on the loan after the termination – in anticipation of a dividend payment. As of the date of this SAI, the Investment Adviser or Sub-Adviser (if applicable) is not engaging in this particular securities loan termination practice.
Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers that may be used and securities may be loaned to only one or a small group of borrowers. Participation in securities lending also incurs the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and a Portfolio with respect to the management of such cash collateral. To the extent that the value or return on investments of the cash collateral declines below the amount owed to a borrower, a Portfolio may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a Portfolio from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Adviser or Sub-Adviser (if applicable) is not responsible for any loss incurred by a Portfolio in connection with the securities lending program. See “Derivatives Regulation” for more information.
Senior and Other Bank Loans: Investments in variable or floating rate loans or notes (“Senior Loans”) are typically made by purchasing an assignment of a portion of a Senior Loan from a third party, either in connection with the original loan transaction (i.e., the primary market) or after the initial loan transaction (i.e., in the secondary market). A Portfolio may also make its investments in Senior Loans through the use of derivative instruments as long as the reference obligation for such instrument is a Senior Loan. In addition, a Portfolio has the ability to act as an agent in originating and administering a loan on behalf of all lenders or as one of a group of co-agents in originating loans.
Investment Quality and Credit Analysis: The Senior Loans in which a Portfolio may invest generally are rated below investment grade credit quality or are unrated. In acquiring a loan, the manager will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The manager performs its own independent credit analysis of each borrower. In so doing, the manager may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The manager also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by a Portfolio.
Senior Loan Characteristics: Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. They may also provide guarantees as a form of collateral. Senior Loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid it cannot be drawn upon again.
Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, Senior Loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits.
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By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans typically pay interest, at least quarterly, at rates which equal a fixed percentage spread over a base rate such as SOFR. For example, if SOFR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on Senior Loans, float, i.e., they change as market rates of interest change.
Although a base rate such as SOFR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.
Agents: Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.
The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. An agent for a loan is required to administer and manage the loan and to service or monitor the collateral. The agent is also responsible for the collection of principal, interest, and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower’s financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the loan.
Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between a Portfolio and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, a Portfolio would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, a Portfolio could experience a decrease in the NAV.
Typically, under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the loan and other fees on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.
When a Portfolio is an agent it has, as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the loan to the lenders if any, assumes all risks associated with the loan. The agent may enforce compliance by the borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan, which percentage varies depending on the relative loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a loan, or relating collateral therefor, frequently require the unanimous vote or consent of all lenders affected.
Pursuant to the terms of a loan agreement, the agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders. Each lender in a loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the borrower. Generally, loan agreements will hold the agent liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a borrower’s default on a loan, the loan agreements provide that the lenders do not have recourse against a Portfolio for its activities as agent. Instead, lenders will be required to look to the borrower for recourse.
At times a Portfolio may also negotiate with the agent regarding the agent’s exercise of credit remedies under a Senior Loan.
Additional Costs: When a Portfolio purchases a Senior Loan in the primary market, it may share in a fee paid to the original lender. When a Portfolio purchases a Senior Loan in the secondary market, it may pay a fee to, or forego a portion of the interest payments from, the lending making the assignment.
A Portfolio may be required to pay and receive various fees and commissions in the process of purchasing, selling, and holding loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing or for an extended period. The amount of fees is negotiated at the time of closing.
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Loan Participation and Assignments: A Portfolio’s investment in loan participations typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
When a Portfolio is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because a Portfolio usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.
Because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such assets, a Portfolio anticipates that such assets could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such assets and a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemption of fund shares, to meet a Portfolio’s liquidity needs or, in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Portfolio to value these assets for purposes of calculating its NAV.
Additional Information on Loans: The loans in which a Portfolio may invest usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, that is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the loan in an order of maturity described in the loan documents. Under certain interests in loans, a Portfolio may have an obligation to make additional loans upon demand by the borrower. A Portfolio generally ensures its ability to satisfy such demands by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.
A principal risk associated with acquiring loans from another lender is the credit risk associated with the borrower of the underlying loan. Additional credit risk may occur when a Portfolio acquires a participation in a loan from another lender because the fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired.
Loans, unlike certain bonds, usually do not have call protection. This means that investments, while having a stated one to ten year term, may be prepaid, often without penalty. A Portfolio generally holds loans to maturity unless it becomes necessary to sell them to satisfy any shareholder repurchase offers or to adjust the fund’s portfolio in accordance with the manager’s view of current or expected economics or specific industry or borrower conditions.
Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a loan to be shorter than its stated maturity. Prepayment may be deferred by a Portfolio. Prepayment should, however, allow a Portfolio to reinvest in a new loan and would require a Portfolio to recognize as income any unamortized loan fees. In many cases reinvestment in a new loan will result in a new facility fee payable to a Portfolio.
Because interest rates paid on these loans fluctuate periodically with the market, it is expected that the prepayment and a subsequent purchase of a new loan by a Portfolio will not have a material adverse impact on the yield of the portfolio.
Bridge Loans: A Portfolio may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. A Portfolio may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
Covenant-Lite Loans: Loans in which a Portfolio may invest or to which a Portfolio may gain exposure indirectly through its investments in CDOs, CLOs or other types of structured securities may be considered “covenant-lite” loans. Covenant-lite refers to loans which do not incorporate traditional performance-based financial maintenance covenants. Covenant-lite does not refer to a loan’s seniority in the borrower’s capital structure nor to a lack of the benefit from a legal pledge of the borrower’s assets, and it also does not necessarily correlate to the overall credit quality of the borrower. Covenant-lite loans generally do not include terms which allow the lender to take action based on the borrower’s performance relative to its covenants. Such actions may include the ability to renegotiate and/or re-set the credit spread on the loan with the borrower, and even to declare a default or force a borrower into bankruptcy restructuring if certain criteria
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are breached. Covenant-lite loans typically still provide lenders with other covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Portfolio may have fewer rights against a borrower when it invests in or has exposure to covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Short Sales: Short sales can be made “against the box” or not “against the box.” A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. The price at such a time may be more or less than the price at which the security was sold by the seller. The seller will incur a loss if the price of the security increases between the date of the short sale and the date on which the seller replaced the borrowed security. Such loss may be unlimited. The seller will realize a gain if the security declines in price between those dates. The amount of any gain will decrease, and the amount of a loss will increase, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.
The seller may also make short sales “against the box.” A short sale “against the box” is a transaction in which a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and in amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.
Selling short “against the box” typically limits the amount of effective leverage. Short sales “against the box” may be used to hedge against market risks when the manager believes that the price of a security may decline, causing a decline in the value of a security or a security convertible into or exchangeable for such security. In such case, any future losses in the long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities owned, either directly or indirectly, and, in the case of convertible securities, changes in the investment values or conversion premiums of such securities.
In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities. See “Derivatives Regulation” for more information.
Small- and Mid-Capitalization Issuers: Issuers with smaller market capitalizations, including small- and mid-capitalization issuers, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger issuers, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices are often more volatile, than the securities of issuers with larger market capitalizations. Issuers with smaller market capitalizations may include issuers with a limited operating history (unseasoned issuers). Investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the issuer’s management and less emphasis on fundamental valuation factors than would be the case for more mature issuers. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in issuers with an established operating record. The liquidation of significant positions in small- and mid-capitalization issuers with limited trading volume, particularly in a distressed market, could be prolonged and result in investment losses.
Sovereign Debt: Investments in debt instruments issued by governments or by government agencies and instrumentalities (so called sovereign debt) involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or rescheduling of debt payment. Any restructuring of a sovereign debt obligation will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, legal action against the sovereign issuer, or realization on collateral securing the debt, may not be possible. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade. Sovereign debt risk may be greater for debt instruments issued or guaranteed by emerging and/or frontier countries.
Sovereign debt includes Brady bonds, U.S. dollar-denominated bonds issued by an emerging market and collateralized by U.S. Treasury zero-coupon bonds. Brady bonds arose from an effort in the 1980s to reduce the debt held by less-developed countries that frequently defaulted on loans. The bonds are named for Treasury Secretary Nicholas Brady, who helped international monetary organizations institute the program of debt-restructuring. Defaulted loans were converted into bonds with U.S. Treasury zero-coupon bonds as collateral. Because the Brady bonds were backed by zero-coupon bonds, repayment of principal was insured. The Brady bonds themselves are coupon-bearing bonds with a variety of rate options (fixed, variable, step, etc.) with maturities of between 10 and 30 years. Issued at par or at a discount, Brady bonds often include warrants for raw material available in the country of origin or other options.
Special Purpose Acquisition Companies: A Portfolio may invest in stock, rights, and warrants of special purpose acquisition companies (“SPACs”). Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a
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fixed price upon or after consummation of the acquisition. If a Portfolio purchases shares of a SPAC in an IPO, it will generally bear a sales commission, which may be significant. SPACs often have pre-determined time frames to make an acquisition after going public (typically two years) or the SPAC will liquidate, at which point invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Unless and until an acquisition is completed, a SPAC generally holds its assets in U.S. government securities, money market securities and cash. To the extent the SPAC holds cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting an acquisition. In some cases, a Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with an acquisition. SPACs are subject to increasing scrutiny, and potential legal challenges or regulatory developments may limit their effectiveness or prevalence. For example, the SEC recently adopted additional disclosure and other rules that apply to SPACs; it is impossible to predict the potential impact of these developments on the use of SPACs.
Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the entity’s management to identify and complete a favorable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. At the time a Portfolio invests in a SPAC, there may be little or no basis for the Portfolio to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire. There is no guarantee that a SPAC in which a Portfolio invests will complete an acquisition or that any acquisitions that are completed will be profitable.
It is possible that a significant portion of the funds raised by a SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction. Attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases. No market, or only a thinly traded market, for shares of or interests in a SPAC may develop, leaving a Portfolio unable to sell its interest in a SPAC or able to sell its interest only at a price below what the Portfolio believes is the SPAC security’s value. In addition, a Portfolio may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled, and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. The values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Special Situation Issuers: A special situation arises when, in the opinion of the manager, the securities of a particular issuer can be purchased at prices below the anticipated future value of the cash, securities or other consideration to be paid or exchanged for such securities solely by reason of a development applicable to that issuer and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in special situations often involve much greater risk than is inherent in ordinary investment securities, because of the high degree of uncertainty that can be associated with such events.
If a security is purchased in anticipation of a proposed transaction and the transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security may decline sharply. There is typically asymmetry in the risk/reward payout of special situations strategies – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of a proposed transaction can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political developments, industry weakness, stock specific events, failed financings, and general market declines. Certain special situation investments prevent ownership interest therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Portfolio performance.
Structured Notes: Structured notes are investments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices, or other financial indicators (each, a “reference instrument”). Structured notes generally are privately negotiated debt obligations issued by corporations, including banks, or governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available. The terms of structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the values of the reference instrument. As a result, the interest and/or principal payments made on a structured note may change and a Portfolio may experience losses on some or all of the amount invested in a structured note. The rate of return on a structured note may be determined by applying a multiplier to the performance or differential performance of the reference instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in a structured note involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, structured notes may have lower liquidity than other types of securities, and their values may be more volatile than their reference instruments. “Subordinated” structured notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than “unsubordinated” structured notes.
Supranational Entities: Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. There is no assurance that participating governments will be able or willing to honor any commitments they may have made to make capital contributions to a supranational entity, or that a supranational entity will otherwise have resources sufficient to meet its commitments.
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Swap Transactions and Options on Swap Transactions: Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined underlying assets, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Portfolio enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Portfolio may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt instruments.
In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying asset; if the underlying asset declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A swap may create a long or short position in the underlying asset. A total return swap may be used to hedge against an exposure in an investment portfolio (including to adjust the duration or credit quality of a bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A total return swap may also be used to gain exposure to securities or markets which may not be accessed directly (in so-called market access transactions).
In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt instruments (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Rather than exchange the bonds for the par value, a single cash payment may be due from the seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a Portfolio buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If a Portfolio does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Portfolio is a buyer and no credit event occurs, the Portfolio will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. If a Portfolio sells protection under a credit default swap, the position may have the effect of creating leverage in the Portfolio’s portfolio through the Portfolio’s indirect long exposure to the issuer or securities on which the swap is written. If a Portfolio sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.
A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in a more economical way.
An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are based on a reference rate chosen by the parties and are typically measured quarterly. Rights arising pursuant to both caps and floors are typically exercised automatically if the strike is in the money. Caps and floors can eliminate the risk that the buyer fails to exercise an in-the-money option.
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The swap market has grown over the years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, which has contributed to greater liquidity in certain areas of the swap market under normal market conditions.
An option on swap agreement (“swaption”) is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Depending on the terms of the particular swaption, generally a greater degree of risk is incurred when writing a swaption than when purchasing a swaption. If a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, if a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
The successful use of swap agreements or swaptions depends on the manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that its manager will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Portfolio. If the manager attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Portfolio would be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.
Counterparty risk with respect to derivatives has been and may continue to be affected by rules and regulations concerning the derivatives market. Some interest rate swaps and credit default index swaps are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Portfolio, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally. In some ways, cleared derivative arrangements are less favorable to a Portfolio than bilateral arrangements, for example, by requiring that a Portfolio provide more margin for its cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Portfolio, the clearing house or the clearing member through which it holds its position at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Portfolio to pursue its investment strategy.
Also, in the event of a counterparty's (or its affiliate's) insolvency, the possibility exists that a Portfolio's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the U.S., the EU, the UK, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Portfolio of a counterparty who is subject to such proceedings in the EU and the UK (sometimes referred to as a “bail in”).
The U.S. government, the EU, and the UK have also adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by a Portfolio in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.
Foreign Currency Warrants: Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).
To Be Announced Sale Commitments: To be announced commitments represent an agreement to purchase or sell securities on a delayed delivery or forward commitment basis through the “to-be announced” (“TBA”) market. With TBA transactions, a commitment is made to either purchase or sell securities for a fixed price, without payment, and delivery at a scheduled future dated beyond the customary
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settlement period for securities. In addition, with TBA transactions, the particular securities to be delivered or received are not identified at the trade date; however, securities delivered to a purchaser must meet specified criteria (such as yield, duration, and credit quality) and contain similar characteristics. TBA securities may be sold to hedge positions or to dispose of securities under delayed delivery arrangements.
Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the purchaser will still bear the risk of any decline in the value of the security to be delivered. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the purchaser may be less favorable than the security delivered to the dealer. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser. TBA securities have the effect of creating leverage.
Recently effective FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBAs historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.
Trust Preferred Securities: Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common stocks, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust preferred securities, which are sold to investors. The trust uses the sale proceeds of its common stocks to purchase subordinated debt instruments issued by the financial institution. The financial institution uses the proceeds from the sale of the subordinated debt instruments to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt instruments. The interests of the holders of the trust preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt instruments issued by the financial institution. The primary advantage of this structure to the financial institution is that the trust preferred securities issued by the trust are treated by the financial institution as debt instruments for U.S. federal income tax purposes, the interest on which is generally a deductible expense for U.S. federal income tax purposes, and as equity for the calculation of capital requirements.
The trust uses interest payments it receives from the financial institution to make dividend payments to the holders of the trust preferred securities. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics of trust preferred securities include long-term maturities, early redemption option by the issuer, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt instruments. Trust preferred securities may be issued in reliance on Rule 144A and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders to sell their holdings. The condition of the financial institution can be considered when seeking to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities.
U.S. Government Securities and Obligations: Some U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect a Portfolio. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States. More recently, Fitch Ratings downgraded the U.S. long-term credit rating on August 1, 2023. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on a Portfolio or issuers of securities held by a Portfolio. The Investment Adviser and Sub-Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on a Portfolio’s portfolio. The Investment Adviser and Sub-Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.
Government Trust Certificates: Government trust certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government, no less than 90% of which is backed by the full faith and credit guarantee issued by the federal government of the United States pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998; and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s or have received a comparable rating by another NRSRO.
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When-Issued Securities and Delayed Delivery Transactions: When-issued securities and delayed delivery transactions involve the purchase or sale of securities at a predetermined price or yield with payment and delivery taking place in the future after the customary settlement period for that type of security. Upon the purchase of the securities, liquid assets with an amount equal to or greater than the purchase price of the security will be set aside to cover the purchase of that security. The value of these securities is reflected in the net assets value as of the purchase date; however, no income accrues from the securities prior to their delivery.
There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis will be delivered. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The purchase of securities in this type of transaction increases an overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. If deemed advisable as a matter of investment strategy, the securities may be disposed of or the transaction renegotiated after it has been entered into, and the securities sold before those securities are delivered on the settlement date.
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds: Zero-coupon and deferred interest bonds are debt instruments that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest and therefore are issued and traded at a discount from their face amounts or par values. The values of zero-coupon and pay-in-kind bonds are more volatile in response to interest rate changes than debt instruments of comparable maturities that make regular distributions of interest. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.
Zero-coupon bonds either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds. Zero-coupon bonds also are issued by municipalities.
Interest income from these types of securities accrues prior to the receipt of cash payments and must be distributed to shareholders when it accrues, potentially requiring the liquidation of other investments, including at times when such liquidation may not be advantageous, in order to comply with the distribution requirements applicable to RICs under the Code.
OTHER RISKS AND CONSIDERATIONS
Cyber Security Issues: Cyber security incidents and cyber-attacks (referred to collectively herein as “cyber-attacks”) have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Voya family of funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Furthermore, as a Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, ransomware attacks, social engineering attempts (such as business email compromise attacks), the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Portfolio or its service providers may adversely impact the Portfolio. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolio to regulatory fines or financial losses and/or cause reputational damage. A Portfolio may also incur additional costs for cyber security risk management purposes. In addition, substantial costs may be incurred in order to prevent any cyber-attacks in the future. Similar types of cyber security risks are also present for issuers of securities in which a Portfolio may invest, which could result in material adverse consequences for such issuers and may cause the Portfolio’s investment in such companies to lose value. In addition, cyber-attacks involving a Portfolio’s counterparty could affect such counterparty's ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. While each Portfolio has established a business continuity plan in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Portfolio cannot control the cyber security plans and systems put in place by service providers to the Portfolio, and such third-party service providers may have limited indemnification obligations to the Investment Adviser or the Portfolio, each of whom could be negatively impacted as a result. A Portfolio and its shareholders could be negatively impacted as a result. Any problems relating to the performance and effectiveness of security procedures used by a Portfolio or third-party service providers to protect the Portfolio’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Portfolio. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict and new ways to carry out cyber-attacks are always developing. In addition, the rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on a Portfolio’s ability to plan for or respond to a cyber-attack.
Qualified Financial Contracts: A Portfolio’s investments may involve qualified financial contracts (“QFCs”). QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. Under regulations adopted by federal banking regulators pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, certain QFCs with counterparties that are part of U.S. or foreign global systemically important banking organizations are required to include contractual
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restrictions on close-out and cross-default rights. If a covered counterparty of a Portfolio or certain of the covered counterparty's affiliates were to become subject to certain insolvency proceedings, the Portfolio may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Portfolio’s credit and counterparty risks.
Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. A number of circumstances may cause a Portfolio to experience heavy redemptions, including, but not limited to, the occurrence of significant events affecting investor demand for securities or asset classes in which the Portfolio invests; changes in the eligibility criteria for the Portfolio or share class of the Portfolio; other announced Portfolio events; or changes in investment objectives, strategies, policies, risks or investment personnel. Redemption risk is greater to the extent that a Portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Portfolio could hurt performance and/or cause the remaining shareholders in the Portfolio to lose money. A Portfolio’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the Investment Adviser. If a Portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
PORTFOLIO TURNOVER
A change in securities held in a Portfolio’s portfolio is known as portfolio turnover and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs associated with the purchase or sale of securities.
Each Portfolio may sell a portfolio investment soon after its acquisition if the Investment Adviser or Sub-Adviser believes that such a disposition is consistent with the Portfolio’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Portfolio turnover rate for a fiscal year is the percentage determined by dividing (i) the lesser of the cost of purchases or sales of portfolio securities by (ii) the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. Securities with maturities at acquisition of one year or less are excluded from this calculation. A Portfolio cannot accurately predict its turnover rate; however, the rate will be higher when the Portfolio finds it necessary or desirable to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.
A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs which are ultimately borne by a Portfolio’s shareholders. High portfolio turnover may result in the realization of substantial capital gains.
Each Portfolio’s historical turnover rates are included in the Financial Highlights table(s) in the Prospectus.
Significant Portfolio Turnover During the Last Two Fiscal Years
Voya Balanced Income Portfolio’s portfolio turnover rate decreased from 142% in 2023 to 80% in 2024. The decreased turnover rate was due to fewer asset allocation changes compared to the prior year.
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Unless otherwise indicated or as required by applicable law or regulation, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio’s investment policies and limitations.
Unless otherwise stated, if a Portfolio’s holdings of illiquid securities exceeds 15% of its net assets because of changes in the value of the Portfolio’s investments, the Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio.
Illiquid investment means any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Such securities include, but are not limited to, fixed time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.
FUNDAMENTAL INVESTMENT RESTRICTIONS
Each Portfolio has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of the Portfolio’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Portfolio’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or represented by proxy; or (ii) more than 50% of the Portfolio’s outstanding voting securities.
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Voya Balanced Income Portfolio
As a matter of fundamental policy, the Portfolio may not:
1.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, including the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio;
2.
purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;
3.
borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Portfolio;
4.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Portfolio. For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;
5.
underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;
6.
purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;
7.
issue senior securities except to the extent permitted by the 1940 Act, including the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio; or
8.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts.
For purposes of the Portfolio’s fundamental policy number (ii), with respect to the exception for ‘securities of one or more management investment companies’, the Portfolio will apply that exception as applying only to the securities of one or more management investment companies that are registered under the Investment Company Act of 1940, as amended.
For purposes of the Portfolio’s fundamental policy, with respect to the exception for “securities of other investment companies”, the Portfolio will apply that exception as applying only to the securities of other investment companies that are registered under the Investment Company Act of 1940, as amended.
Voya Government Liquid Assets Portfolio, Voya Limited Maturity Bond Portfolio, VY® CBRE Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, and VY® T. Rowe Price Equity Income Portfolio
As a matter of fundamental policy, each Portfolio may not:
1.
invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
2.
invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities, except that this restriction does not apply to VY® CBRE Real Estate Portfolio;
3.
invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (i) to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto); (ii) with respect to Voya Government Liquid Assets Portfolio, to securities or obligations issued by U.S. banks; and (iii) to the VY® CBRE Real Estate Portfolio, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, provided that such concentration is permitted under U.S. federal tax law requirements for RICs that are investment vehicles for Variable Contracts;
4.
purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;
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5.
purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;
6.
lend any funds or other assets, except that the Portfolio may, consistent with its investment objective and policies:
i.
invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;
ii.
enter into repurchase agreements; and
iii.
lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board;
7.
issue senior securities, except insofar as the Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio’s borrowing policies, and except for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;
8.
act as an underwriter of securities of other issuers except, when in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the federal securities laws;
9.
with respect to Voya Government Liquid Assets Portfolio, Voya Limited Maturity Bond Portfolio, VY® CBRE Real Estate Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, and VY® T. Rowe Price Equity Income Portfolio, make short sales of securities, except short sales against the box;
10.
borrow money or pledge, mortgage, or hypothecate its assets, except that the Portfolio may: (i) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectuses and in this SAI. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of the Portfolio’s assets);
11.
with respect to Voya Government Liquid Assets Portfolio, Voya Limited Maturity Bond Portfolio, VY® CBRE Real Estate Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, and VY® T. Rowe Price Equity Income Portfolio, invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio’s Sub-Adviser are illiquid if, as a result of such investment, more than 10% of the total assets of the Portfolio or, for VY® Invesco Growth and Income Portfolio, more than 15% of the total assets of the Portfolio (taken at market value at the time of such investment), would be invested in such securities;
12.
purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:
i.
the Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts; and
ii.
VY® T. Rowe Price Equity Income Portfolio may engage in futures contracts on gold.
13.
invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that the Portfolio may engage in transactions in options, futures contracts, and options on futures.
Voya High Yield Portfolio
As a matter of fundamental policy, the Portfolio may not:
1.
with respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of value of the Portfolio’s total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer;
2.
issue senior securities, except as permitted under the 1940 Act;
3.
invest more than 25% of the value of the Portfolio’s total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);
4.
borrow money, except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (the Portfolio is required to maintain asset coverage (including borrowings) of 300% for all borrowings);
5.
make loans to other persons, except loans of portfolio securities, and except to the extent that the purchase of the debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;
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6.
purchase or sell any commodity contract, except that the Portfolio may purchase and sell futures based on debt instruments, indices of securities, and foreign currencies, purchase and write options on securities, futures contracts which it may purchase, securities indices, and foreign currencies, and purchase forward contracts. (Securities denominated in gold or other precious metals, or whose value is determined by the value of gold or other precious metals, are not considered to be commodity contracts.);
7.
underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of restricted securities; and
8.
purchase or sell real estate, although it may purchase and sell securities which are secured by, or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in real estate industry, and participation interests.
Voya Inflation Protected Bond Plus Portfolio
As a matter of fundamental policy, the Portfolio may not:
1.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio;
2.
borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Portfolio;
3.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;
4.
underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;
5.
purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;
6.
issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;
7.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts; or
8.
purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.
Voya Large Cap Growth Portfolio
As a matter of fundamental policy, the Portfolio:
1.
may not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with the Portfolio’s investment program, including, without limitation, reverse repurchase agreements, when issued and delayed delivery securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;
2.
may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
3.
may not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies, and investment program;
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4.
may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;
5.
may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
6.
may not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements; (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan; and
7.
may not concentrate its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (i) this limitation will not apply to the Portfolio’s investments in: (a) securities of other investment companies; (b) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (c) repurchase agreements (collateralized by the instruments described in clause (b)); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.
Voya Large Cap Value Portfolio
As a matter of fundamental policy, the Portfolio may not:
1.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio;
2.
purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;
3.
borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Portfolio;
4.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Portfolio. For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;
5.
underwrite any issue of securities within the meaning of the 1933 Act, except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;
6.
purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;
7.
issue senior securities except to the extent permitted by the 1940 Act, including the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio; or
8.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts.
Voya U.S. Stock Index Portfolio
As a matter of fundamental policy, the Portfolio may not:
1.
with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result: (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer; or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer, except that the Portfolio may be non-diversified (as such term is defined in the 1940 Act) at any time to the extent that the Portfolio’s index is itself not diversified;
2.
issue senior securities, except as permitted under the 1940 Act;
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3.
borrow money, except that: (i) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); and (ii) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
4.
underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;
5.
purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;
6.
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
7.
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and
8.
lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
VY® CBRE Global Real Estate Portfolio
As a matter of fundamental policy, the Portfolio may not:
1.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; (ii) notwithstanding this limitation, or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, including the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; and (iii) the Portfolio will invest more than 25% of its total assets in the real estate industry;
2.
borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Portfolio;
3.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;
4.
underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;
5.
purchase or sell real estate, except that the Portfolio may; (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;
6.
issue senior securities except to the extent permitted by the 1940 Act, including the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio;
7.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts; or
8.
purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.
VY® CBRE Global Real Estate Portfolio will only purchase fixed-income securities that are rated investment-grade, i.e., rated at least BBB by S&P or Baa by Moody’s, or have an equivalent rating from another NRSRO, or, if unrated, are determined to be of comparable quality by the sub-adviser. Money market securities, certificates of deposit, banker’s acceptance, and commercial paper purchased by the Portfolio must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Portfolio’s sub-adviser.
VY® JPMorgan Emerging Markets Equity Portfolio
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As a matter of fundamental policy, the Portfolio may not:
1.
with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;
2.
make loans to others, except: (i) through the purchase of debt securities in accordance with its investment objective and policies; (ii) through the lending of up to 30% of its portfolio securities as described above and in its Prospectuses; or (iii) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan;
3.
borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions and not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if, immediately thereafter, there is an asset coverage of at least 300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Portfolio may enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets;
4.
mortgage, pledge, or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts, or other hedging transactions;
5.
except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);
6.
buy or sell real estate or commodities or commodity contracts. However, the Portfolio, to the extent not otherwise prohibited in the Prospectuses or this SAI, may invest in securities secured by real estate or interests therein, or issued by companies that invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options generally as described in the Prospectuses and this SAI;
7.
invest in securities of other investment companies, except to the extent permitted by the 1940 Act and discussed in the Prospectuses or this SAI, or as such securities may be acquired as part of a merger, consolidation, or acquisition of assets;
8.
invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies, and instrumentalities);
9.
issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from: (i) making any permitted borrowings, mortgages or pledges; or (ii) entering into permissible repurchase and dollar roll transactions; and
10.
invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, more than 5% of the Portfolio’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.
VY® JPMorgan Small Cap Core Equity Portfolio and VY® Morgan Stanley Global Franchise Portfolio
As a matter of fundamental policy, each Portfolio may not:
1.
with respect to 75% of each Portfolio’s total assets (50% of VY® Morgan Stanley Global Franchise Portfolio’s total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result; (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;
2.
issue senior securities, except as permitted under the 1940 Act;
3.
borrow money, except that: (i) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); and (ii) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. In addition, the VY® Morgan Stanley Global Franchise Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, purchase securities on margin to the extent permitted by applicable law, and engage in transactions in mortgage dollar rolls which are accounted for as financings;
4.
underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;
5.
purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;
6.
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
53

7.
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and
8.
lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The Board has adopted the following non-fundamental investment restrictions, which may be changed by a vote of each Portfolio’s Board and without shareholder vote.
Voya Government Liquid Assets Portfolio
The Portfolio:
1.
will not borrow more than 10% of the value of total assets and 25% for temporary purposes (excluding (i) reverse repurchase agreements, and (ii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%); and
2.
will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this SAI.

Voya Balanced Income Portfolio
The Portfolio:
1.
may invest in over-the-counter options subject to the Portfolio’s limitation on investment in illiquid securities measured at the time of purchase;
2.
invest no more than 15% of the Portfolio’s net assets comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities;
3.
may invest in reverse repurchase agreements, together with other permitted borrowing, up to 33 1/3% of the Fund’s total assets;
4.
may, in order to generate additional income, lend portfolio securities in an amount up to 33 1/3% of total Portfolio assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the Investment Adviser or Sub-Adviser. No lending may be made with any companies affiliated with the Investment Adviser or a Sub-Adviser; and
5.
may purchase or sell securities on a when-issued (for the purpose of acquiring portfolio securities and not for the purpose of leverage) or a delayed delivery basis (generally 15 to 45 days after the commitment is made).
Voya High Yield Portfolio
The Portfolio:
1.
may, subject to the limitations on investment in other investment companies under the 1940 Act, make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Portfolio;
2.
may invest in guaranteed investment contracts, over-the-counter options, synthetic convertibles and repurchase agreements, subject to the Portfolio’s limitation on investment in illiquid securities measured at the time of purchase;
3.
may purchase insured municipal debt;
4.
may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed or represented by American Depositary Receipts listed on either exchange or converted into publicly traded common stock of U.S. companies;
5.
may buy or sell put and call options on foreign currencies;
6.
will purchase and write put and call options on stock index options only for hedging purposes and only if a secondary market exists on an exchange or over-the-counter and may invest in currency and interest rate options for non-hedging purposes;
7.
may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment;
8.
may invest in reverse repurchase agreements, and together with other permitted borrowings, may constitute up to 33 1/3% of the Portfolio’s total assets;
9.
may lend Portfolio securities in an amount up to 33 1/3% of its total asset to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities; and
10.
may purchase or sell securities on a when-issued (for the purposes of acquiring portfolio securities and not for the purpose of leverage) or a delayed delivery basis (generally 15 to 45 days after the commitment is made); and may make contracts to purchase securities for a fixed price at a future date beyond the customary settlement time “forward commitments.”
Voya Large Cap Growth Portfolio
The Portfolio:
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1.
may not make short sales;
2.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for U.S. federal tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income; and
3.
may not have more than 25% of its total assets invested in securities of issuers located in any one emerging market country. The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines.
Voya Large Cap Value Portfolio
The Portfolio:
1.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.
Voya Limited Maturity Bond Portfolio
The Portfolio:
1.
may only invest in non-government securities rated Baa3 or better by Moody’s or BBB or better by S&P or, if not rated, determined to be of comparable quality;
2.
invests in money market securities thatmust be rated in the two highest categories by Moody’s or S&P or, if not rated, determined to be of comparable quality;
3.
will not invest more than 10% of total assets in foreign government securities;
4.
may not borrow more than 10% of the value of its total assets (25% for temporary purposes) (excluding: (i) reverse repurchase agreements; (ii) options, futures, options on futures, and forward currency contracts; and (iii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%);
5.
will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this SAI;
6.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for U.S. federal tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;
7.
may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country. The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and
8.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.
Voya U.S. Stock Index Portfolio
The Portfolio:
1.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for U.S. federal tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;
2.
may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country. The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and
3.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.
VY® CBRE Global Real Estate Portfolio
The Portfolio:
1.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for U.S. federal tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;
2.
may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country. The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and
55

3.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.
VY® CBRE Real Estate Portfolio
The Portfolio:
1.
may not make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it, except that the Portfolio may purchase securities of other investment companies to the extent permitted by: (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;
2.
may not purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures contracts, foreign currency futures contracts, or related options is not considered the purchase of a security on margin;
3.
may not invest in the securities issued by other investment companies as part of a merger, reorganization, or other acquisition, except that the Portfolio may purchase securities of other investment companies to the extent permitted by: (i) the 1940 Act, as amdended from time to time; or (ii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;
4.
may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued at the lower of cost or market) which are not listed on the NYSE or AMEX. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;
5.
may not invest in securities of any company if any officer or trustee/director of the Portfolio or of the Investment Adviser owns more than ½ of 1% of the outstanding securities of such company, and such officers and trustees/directors who own more than ½ of 1% own, in the aggregate, more than 5% of the outstanding securities of such issuer;
6.
may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities;
7.
may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by: (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;
8.
may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets, taken at current value, would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A securities which the Board or the Investment Adviser, under Board approved guidelines, may determine are liquid nor does it apply to resale, a liquid market exists. Also excluded from this limitation on restricted securities are securities purchased by the Portfolio of other investment companies to the extent permitted by: (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;
9.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for U.S. federal tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;
10.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities;
11.
will only invest in synthetic convertibles with respect to companies whose corporate debt instruments are rated “A” or higher by a NRSRO and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities; and
12.
may not have more than 25% of its total assets in securities of issuers located in any one emerging market country. The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines.
The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.
VY® Invesco Growth and Income Portfolio
The Portfolio:
1.
may not make short sales of securities, except short sales against the box;
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2.
may not invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days, or other securities which in the determination of its Sub-Adviser are illiquid if, as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities;
3.
may not have more than 25% of its total assets invested in securities of issuers located in any one emerging market country. The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines;
4.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities; and
5.
will manage its precious metals, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for U.S. federal tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce so-called non-qualifying income.
VY® JPMorgan Emerging Markets Equity Portfolio
The Portfolio:
1.
may not invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days, and OTC Options (and securities underlying such options) purchased by the Portfolio;
2.
may not invest in any issuer for purposes of exercising control or management of the issuer;
3.
may not, except as described in the Prospectuses and this SAI, acquire or dispose of put, call, straddle, or spread options subject to the following conditions:
a.
such options are written by other persons; and
b.
the aggregate premiums paid on all such options which are held at any time, do not exceed 5% of the Portfolio’s total assets;
4.
may not, except as described in the Prospectuses and this SAI, engage in short sales of securities;
5.
may not purchase more than 10% of the outstanding voting securities of any one issuer;
6.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for U.S. federal tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income; and
7.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.
VY® JPMorgan Small Cap Core Equity Portfolio
The Portfolio:
1.
does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;
2.
does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
3.
may borrow money only: (i) from a bank, RIC, or portfolio for which its Sub-Adviser, or an affiliate, serves as investment adviser; or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restriction) and only to the extent that the value of the Portfolio’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings; and provided further that with respect to VY® JPMorgan Small Cap Core Equity Portfolio, the borrowing may be made only for temporary, extraordinary, or emergency purposes in amounts not exceeding 20% of the value of the Portfolio’s total assets at the time of borrowing;
4.
does not currently intend to purchase any security if, as a result, more than 15% of its respective net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;
5.
does not currently intend to lend assets other than securities to other parties, except by: (i) lending money to a RIC or portfolio for which its Sub-Adviser, or an affiliate, serves as investment adviser; or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.);
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6.
may purchase or write options on securities only if: (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets; (ii) aggregate premiums on put options purchased by the Portfolio do not exceed 5% of its net assets; (iii) not more than 25% of the Portfolio’s respective net assets would be hedged; and (iv) not more than 25% of the Portfolio’s respective net assets are used as cover for options written by the Portfolio;
7.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for U.S. federal tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;
8.
may have no more than 25% of its respective total assets invested in securities of issuers located in any one emerging market country. The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and
9.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.
VY® Morgan Stanley Global Franchise Portfolio
The Portfolio:
1.
does not currently intend to sell securities short unless it owns, or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;
2.
does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;
3.
may borrow money only: (i) from a bank, RIC, or portfolio for which its Sub-Adviser, or an affiliate, serves as investment adviser; or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restriction) and only to the extent that the value of the Portfolio’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings; and provided further that the borrowing may be made only for temporary, extraordinary, or emergency purposes in amounts not exceeding 20% of the value of the Portfolio’s total assets at the time of borrowing;
4.
does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;
5.
does not currently intend to lend assets other than securities to other parties, except by: (i) lending money up to 15% of the Portfolio’s net assets to a RIC or portfolio for which its Sub-Adviser, or an affiliate, serves as investment adviser; or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt instruments or to repurchase agreements.);
6.
may purchase or write options on securities only if: (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets; (ii) aggregate premiums on put options purchased by the Portfolio do not exceed 5% of its net assets; (iii) not more than 25% of the Portfolio’s net assets would be hedged; and (iv) not more than 25% of the Portfolio’s net assets are used as cover for options written by the Portfolio;
7.
may not have more than 25% of its total assets in securities of issuers located in any one emerging market country. The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines;
8.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities; and
9.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for U.S. federal tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce so-called non-qualifying income.
VY® T. Rowe Price Capital Appreciation Portfolio
The Portfolio:
1.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.
VY® T. Rowe Price Equity Income Portfolio
The Portfolio:
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1.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for U.S. federal tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income; and
2.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.
DISCLOSURE OF each Portfolio’s PORTFOLIO SECURITIES
Each Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Portfolio’s financial statements and other information on Form N-CSR for the second and fourth fiscal quarters and on Form NPORT-P for the first and third fiscal quarters. Each Portfolio’s NPORT-P is available on the SEC’s website at https://www.sec.gov and may be obtained, free of charge, by contacting a Portfolio at the address and phone number on the cover of this SAI or by visiting our website at https://individuals.voya.com/product/variable-portfolio/prospectuses-reports.
In addition, each Portfolio (except Voya Government Liquid Assets Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Morgan Stanley Global Franchise Portfolio) posts its portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 15th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month.
For VY® JPMorgan Emerging Markets Equity Portfolio and VY® JPMorgan Small Cap Core Equity Portfolio, each Portfolio posts its portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 30th calendar day following the end of the previous calendar month, or as soon after as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month.
VY® Morgan Stanley Global Franchise Portfolio posts its portfolio holdings schedule on Voya’s website on a calendar-quarter basis and makes it available on the 30th calendar day following the end of the previous calendar quarter, or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar quarter.
Voya Government Liquid Assets Portfolio will post a full list of its portfolio holdings on Voya’s website as of the last business day of the previous month, along with any items required by Rule 2a-7 under the 1940 Act no later than the 5th business day following the end of the previous calendar month. The information will be available on the website for a period of not less than six months.
Each Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. Each Portfolio may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.
Each Portfolio also compiles a list of its ten largest (“Top Ten”) holdings and/or its Top Ten issuers. This information is made available on Voya’s website on the 10th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The Top Ten holdings and/or issuer information shall be as of the last day of the previous calendar month.
Investors (both individual and institutional), financial intermediaries that distribute each Portfolio’s shares, and most third parties may receive each Portfolio’s annual or semi-annual shareholder reports, or view them on Voya’s website, along with each Portfolio’s portfolio holdings schedule.
The Top Ten list is also provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other retirement plans.
Other than in regulatory filings or on Voya’s website, each Portfolio may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Portfolio has a legitimate business purpose for doing so. Unless otherwise noted below, each Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Portfolio’s disclosure of its portfolio holdings may include disclosure:
•
to a Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions, as well as to the independent registered public accounting firm of an entity affiliated with the Investment Adviser if the Portfolio is consolidated into the financial results of the affiliated entity;
•
to financial printers for the purpose of preparing Portfolio regulatory filings;
•
for the purpose of due diligence regarding a merger or acquisition involving a Portfolio;
•
to a new adviser or sub-adviser or a transition manager prior to the commencement of its management of a Portfolio;
•
to rating and ranking agencies such as Bloomberg L.P., Morningstar, Inc., Lipper Leaders Rating System, and S&P (such agencies may receive more raw data from a Portfolio than is posted on a Portfolio’s website);
•
to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in a Portfolio;
•
to service providers, on a daily basis, in connection with their providing services benefiting a Portfolio including, but not limited to, the provision of custodial and transfer agency services, the provision of analytics for securities lending oversight and reporting, compliance oversight, and proxy voting or class action service providers;
•
to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders;
•
to certain wrap fee programs, on a weekly basis, on the first Business Day following the previous calendar week;
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•
to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of Portfolio portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested; or
•
to legal counsel to a Portfolio and the Trustees.
In all instances of such disclosure, the receiving party is subject to a duty or obligation of confidentiality, including a duty not to trade on such information.
In addition, a Sub-Adviser may provide portfolio holdings information to third-party service providers in connection with the Sub-Adviser carrying out its duties pursuant to the Sub-Advisory Agreement in place between the Sub-Adviser and the Investment Adviser, provided however that the Sub-Adviser is responsible for such third-party’s confidential treatment of such data pursuant to the Sub-Advisory Agreement. This portfolio holdings information may be provided on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. A Sub-Adviser is also obligated, pursuant to its fiduciary duty to the relevant Portfolio, to ensure that any third-party service provider has a duty not to trade on any portfolio holdings information it receives other than on behalf of a Portfolio until public disclosure by the Portfolio.
In addition to the situations discussed above, disclosure of a Portfolio's complete portfolio holdings on a more frequent basis to any unaffiliated third party or affiliates may be permitted if approved by the Chief Legal Officer of the Investment Adviser or the Chief Compliance Officer of the Portfolios (each, an “Authorized Party”) pursuant to the Board's procedures. In each such case, the Authorized Party would determine whether the proposed disclosure of a Portfolio's complete portfolio holdings is for a legitimate business interest; whether such disclosure is in the best interest of Portfolio shareholders; whether such disclosure will create any conflicts between the interests of a Portfolio's shareholders, on the one hand, and those of the Investment Adviser, Principal Underwriter or any affiliated person of a Portfolio, its Investment Adviser, or its Principal Underwriter, on the other; and the third party must execute an agreement setting forth its duty of confidentiality with regards to the portfolio holdings, including a duty not to trade on such information. An Authorized Party would report to the Board regarding the implementation of these procedures.
The Board has authorized the senior officers of the Investment Adviser or its affiliates to authorize the release of a Portfolio’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with these policies and procedures. The Investment Adviser or its affiliates report quarterly to the Board regarding the implementation of these policies and procedures.
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MANAGEMENT OF the Trust
The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the Commonwealth of Massachusetts.
The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee each Portfolio’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.
Set forth in the table below is information about each Trustee of each Portfolio.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Trustees
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Trustee	January 2005 – Present	Retired.	131	None.
Martin J. Gavin (1950) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Chairperson Trustee	January 1, 2025 – Present May 2013 – Present	Retired. President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – December 2024).	131	None.
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Trustee	October 2015 – Present	Retired.	131	None.

1
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
2
For the purposes of this table, “Fund Complex” includes the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Enhanced Securitized Income Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of May 1, 2025.
Information Regarding Officers of the Trust
Set forth in the table below is information for each Officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Christian G. Wilson (1968) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief/Principal Executive Officer	September 2024 – Present
Director, President, and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital,
LLC, and Voya Investments, LLC (September 2024 – Present); Head of Product and
Strategy, Voya Investment Management (June 2024 – Present). Formerly, Head of Global
Client Portfolio Management, Voya Investment Management (March 2023 – June 2024);
Head of Fixed Income Client Portfolio Management, Voya Investment Management (July
2017 – March 2023).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President Chief Investment Risk Officer	March 2020 – Present
Head of Investment Risk for Equity and Funds, Voya Investment Management (April 2024 –
Present); Executive Vice President and Chief Investment Risk Officer, Voya Investments,
LLC (March 2020 – Present); Formerly, Senior Vice President, Investment Risk
Management, Voya Investment Management (March 2017 – March 2024); Vice President,
Voya Investments, LLC (September 2018 – March 2020).

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present
Senior Vice President, Voya Investment Management (December 2022 – Present).
Formerly, Head of Funds Compliance, Brighthouse Financial, Inc.; and Chief Compliance
Officer, Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 –
December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present
Director and Senior Vice President, Voya Capital, LLC and Voya Funds Services, LLC
(September 2022 – Present); Director, Voya Investments, LLC (September 2022 –
Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly,
President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Senior Vice President	June 2022 – Present
Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice
President, Head of Active Ownership, Voya Investment Management (September 2021 –
Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February
2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015
– August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Senior Vice President	September 2023 – Present
Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September
2023 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 –
September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September
2023).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Senior Vice President Secretary	March 2023 – Present September 2020 – Present
Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund
Legal Department, and Senior Vice President and Secretary, Voya Investments, LLC, Voya
Capital, LLC, and Voya Funds Services, LLC (March 2023-Present). Formerly, Secretary,
Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya
Investments, LLC and Voya Funds Services, LLC and Vice President and Senior Counsel,
Voya Investment Management – Mutual Fund Legal Department (September 2020 – March
2023); Vice President and Counsel, Voya Investment Management – Mutual Fund Legal
Department (January 2013 – September 2020).

63

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Senior Vice President	June 2022 – Present
Senior Vice President, Head of Investment Operations Support, Voya Investment
Management (April 2023 - Present); Vice President, Voya Investments Distributor, LLC
(April 2018 - Present); Vice President, Voya Investments, LLC and Voya Funds Services,
LLC (March 2018 - Present). Formerly, Senior Vice President, Head of Mutual Fund
Operations, Voya Investment Management (March 2022 - March 2023); Vice President,
Head of Mutual Fund Operations, Voya Investment Management (February 2018 - February
2022).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present
Senior Vice President, Head of Future State Operating Model Design, Voya Investment
Management (April 2023 – Present); Senior Vice President, Voya Investments, LLC and
Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President,
Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Vice President, Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Vice President	November 1999 – Present	Vice President Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Vice President	June 2022 – Present
Vice President, Head of Mutual Fund Compliance and Chief Compliance Officer, Voya
Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance
Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President,
Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
64

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Vice President Assistant Secretary	March 2024 – Present June 2022 – Present
Vice President and Counsel, Voya Investment Management – Mutual Fund Legal
Department (March 2024 – Present). Formerly, Assistant Vice President and Counsel, Voya
Investment Management – Mutual Fund Legal Department (May 2019 – February 2024).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Assistant Vice President and Assistant Secretary	June 2022 – Present
Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal
Department (March 2024 – Present); Formerly, Counsel, Voya Investment Management –
Mutual Fund Legal Department (November 2021 – February 2024); Associate, Dechert LLP
(October 2018 – November 2021).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present
Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering
Officer, Voya Investments Distributor, LLC, Voya Investment Management, and Voya
Investment Management Trust Co. (June 2018 – Present); Formerly, Compliance
Consultant Voya Financial, Inc. (January 2019 – February 2023).

1
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.
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The Board of Trustees
The Trust and each Portfolio are governed by the Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and each Portfolio to the Trust’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Trust and each Portfolio do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee the Trust’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s investment performance.
The Board Leadership Structure and Related Matters
The Board is comprised of six (6) members, all of whom are independent or disinterested persons, which means that they are not “interested persons” of each Portfolio as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”).
The Trust is one of 19 registered investment companies (with a total of approximately 131 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.
One of the Independent Trustees, currently Joseph E. Obermeyer, serves as the Chairperson of the Board of the Trust. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Obermeyer does not hold a position with any firm that is a sponsor of the Trust. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.
The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. All of these regular meetings consist of sessions held over a two- or three-day period. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone, video conference, or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
Board Committees
Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, reports under the Trust’s whistleblower procedures, the services rendered by various service providers, and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Gavin and Sullivan. Mr. Gavin currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee typically meets five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2024.
Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance, compensation, and oversight of the CCO; (vii) overseeing the cybersecurity practices of the funds and their key service providers; (viii) overseeing management’s administration of proxy voting; (ix) overseeing the effectiveness of brokerage usage by the Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services; and (x) overseeing the implementation of the funds’ liquidity risk management program.
The Compliance Committee currently consists of three (3) Independent Trustees: Ms. Pressler and Messrs. Boyer and Obermeyer. Mr. Boyer currently serves as the Chairperson of the Compliance Committee. The Compliance Committee typically meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2024.
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The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held two (2) such additional joint meeting during the fiscal year ended December 31, 2024.
Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 Plans and, at the discretion of the Board, other service agreements or plans involving the Voya funds (including each Portfolio). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of certain actions to be taken; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.
The Contracts Committee currently consists of all six (6) of the Independent Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. The Contracts Committee typically meets five (5) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held five (5) meetings during the fiscal year ended December 31, 2024.
Investment Review Committees. The Board has established, for all of the funds under its direction, the following two Investment Review Committees (each an “IRC” and together, the “IRCs”): (i) the Investment Review Committee E (“IRC E”); and (ii) the Investment Review Committee F (“IRC F”). The funds are allocated among IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of funds or funds with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each IRC performs the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; (ii) making recommendations to the Board with respect to investment management activities performed by the investment advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds; and (iii) making recommendations to the Board regarding the role, performance, compensation, and oversight of the Chief Investment Risk Officer. Each Portfolio is monitored by the IRCs, as indicated below. Each committee is described below.

Portfolio	IRC E	IRC F
Voya Balanced Income Portfolio		X
Voya Government Liquid Assets Portfolio		X
Voya High Yield Portfolio		X
Voya Inflation Protected Bond Plus Portfolio		X
Voya Large Cap Growth Portfolio	X
Voya Large Cap Value Portfolio	X
Voya Limited Maturity Bond Portfolio		X
Voya U.S. Stock Index Portfolio	X
VY® CBRE Global Real Estate Portfolio	X
VY® CBRE Real Estate Portfolio	X
VY® Invesco Growth and Income Portfolio	X
VY® JPMorgan Emerging Markets Equity Portfolio	X
VY® JPMorgan Small Cap Core Equity Portfolio	X
VY® Morgan Stanley Global Franchise Portfolio		X
VY® T. Rowe Price Capital Appreciation Portfolio	X
VY® T. Rowe Price Equity Income Portfolio	X
The IRC E currently consists of three (3) Independent Trustees. The following Trustees serve as members of the IRC E: Ms. Baldwin and Messrs. Gavin and Obermeyer. Ms. Baldwin currently serves as the Chairperson of the IRC E. The IRC E typically meets five (5) times per year and on an as-needed basis. The IRC E held five (5) meetings during the fiscal year ended December 31, 2024.
The IRC F currently consists of three (3) Independent Trustees. The following Trustees serve as members of the IRC F: Ms. Pressler and Messrs. Boyer and Sullivan. Mr. Sullivan currently serves as the Chairperson of the IRC F. The IRC F typically meets five (5) times per year and on an as-needed basis. The IRC F held five (5) meetings during the fiscal year ended December 31, 2024.
The IRC E and IRC F sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held four (4) such additional joint meetings during the fiscal year ended December 31, 2024.
Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of
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the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the funds.
In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.
The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.
The Nominating and Governance Committee currently consists of all six (6) of the Independent Trustees of the Board. Mr. Gavin currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee conducts meetings as needed or appropriate.The Nominating and Governance Committee held three (3) meetings during the fiscal year ended December 31, 2024.
The Board’s Risk Oversight Role
The day-to-day management of various risks relating to the administration and operation of the Trust is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for each Portfolio. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact each Portfolio or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.
The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront each Portfolio. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; (ix) the risk of conflicts of interest affecting Voya affiliates in managing each Portfolio; and (x) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting each Portfolio. In addition, many service providers to each Portfolio have adopted their own policies, procedures, and controls designed to address particular risks to each Portfolio. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of the Trust, including the CCOs for the Trust and the Investment Adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements and oversight of cybersecurity practices by each Portfolio and key service providers; (ii) the IRCs regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an additional source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Portfolio’s portfolio managers. Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.
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Qualifications of the Trustees
The Board believes that each of its Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes, and skills of each Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling. Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee's duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.
Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above that provides information about each Trustee. That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Trustee serves as a Board member, and certain directorships held during the past five (5) years. Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.
Independent Trustees
Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. She currently serves as the Chairperson of the Trust’s IRC E since January 1, 2025, and prior to that, she served as the Chairperson of the Boards of Directors/Trustees of the Voya family of funds from 2020 to 2024. Prior to that, she served as the Chairperson of the
Trust’s IRC E from 2014 to 2019 and as the Chairperson of the Trust’s Nominating and Governance Committee from 2009 through 2013. Ms. Baldwin has been a Board member of Stanley Global Engineering since 2020 and President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.
John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 1997. He also has served as the Chairperson of the Trust’s Compliance Committee since January 1, 2020 and, prior to that, as the Chairperson of the Trust’s Board of Trustees from 2014 through 2019. Prior to that, he served as the Chairperson of the Trust’s IRC F since 2006 and as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Mr. Boyer was the President and CEO of the Bechtler Arts Foundation from 2008 until 2019 for which, among his other duties, Mr. Boyer oversaw all fiduciary aspects of the Foundation and assisted in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.
Martin J. Gavin has been a Trustee of the Trust since August 1, 2015. He also has served as the Chairperson of the Trust’s Nominating and Governance Committee since January 1, 2024 and as the Chairperson of the Trust’s Audit Committee since January 1, 2018. Mr. Gavin previously served as a Trustee of the Trust from May 21, 2013 until September 12, 2013, and as a board member of other investment companies in the Voya family of funds from 2009 until 2010 and from 2011 until September 12, 2013.Mr. Gavin was the President and Chief Executive Officer of the Connecticut Children’s Medical Center from 2006 to 2015. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.
Joseph E. Obermeyer has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He currently serves as the Chairperson of the Boards of Directors/Trustees of the Voya family of funds since January 1, 2025, and prior to that, he served as the Chairperson of the Trust’s IRC E in 2024 and as the Chairperson of the Trust’s Nominating and Governance Committee from 2018 to 2023. Prior to that, he served as the Chairperson of the Trust’s former Joint IRC from 2014 through 2017. Mr. Obermeyer was the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services, for which he served as President from 1999 through 2024. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.
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Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Trust’s Contracts Committee since 2007. Ms. Pressler has served on the Board of Centerra Gold since May 2008. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002-May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.
Christopher P. Sullivan has been a Trustee of the Trust since October 1, 2015. He also has served as the Chairperson of the Trust’s IRC F since January 1, 2018. He retired from Fidelity Management & Research in October 2012, following three years as first the President of the Bond Group and then the Head of Institutional Fixed Income. Previously, Mr. Sullivan served as Managing Director and Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009) and prior to that, Senior Vice President at PIMCO (1997-2001). He currently serves as a Director of Rimrock Funds (since 2013), a fixed-income hedge fund. He is also a Senior Advisor to Asset Grade (since 2013), a private wealth management firm, and serves as a Trustee of the Overlook Foundation, a foundation that supports Overlook Hospital in Summit, New Jersey. In addition to his undergraduate degree from the University of Chicago, Mr. Sullivan holds an M.A. degree from the University of California at Los Angeles and is a Chartered Financial Analyst.
Trustee Ownership of Securities
In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (the “Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund includes, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.
The Ownership Policy requires the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.
The Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable amount of time of becoming a Trustee. For purposes of the Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under the Ownership Policy.
Investment in mutual funds of the Voya family of funds by the Trustees pursuant to the Ownership Policy is subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.
Trustees' Portfolio Equity Ownership Positions
The following table sets forth information regarding each Trustee's beneficial ownership of equity securities of each Portfolio and the aggregate holdings of shares of equity securities of all the funds in the Voya family of funds for the calendar year ended December 31, 2024.

Portfolio	Dollar Range of Equity Securities in each Portfolio as of December 31, 2024
	Colleen D. Baldwin	John V. Boyer	Martin J. Gavin
Voya Balanced Income Portfolio	None	None	None
Voya Government Liquid Assets Portfolio	None	None	None
Voya High Yield Portfolio	None	None	None
Voya Inflation Protected Bond Plus Portfolio	None	None	None
Voya Large Cap Growth Portfolio	None	None	None
Voya Large Cap Value Portfolio	None	None	None
Voya Limited Maturity Bond Portfolio	None	None	None
Voya U.S. Stock Index Portfolio	None	None	None
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Portfolio	Dollar Range of Equity Securities in each Portfolio as of December 31, 2024
	Colleen D. Baldwin	John V. Boyer	Martin J. Gavin
VY® CBRE Global Real Estate Portfolio	None	None	None
VY® CBRE Real Estate Portfolio	None	None	None
VY® Invesco Growth and Income Portfolio	None	None	None
VY® JPMorgan Emerging Markets Equity Portfolio	None	None	None
VY® JPMorgan Small Cap Core Equity Portfolio	None	None	None
VY® Morgan Stanley Global Franchise Portfolio	None	None	None
VY® T. Rowe Price Capital Appreciation Portfolio	None	None	None
VY® T. Rowe Price Equity Income Portfolio	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000[1]	Over $100,000[1]

Portfolio	Dollar Range of Equity Securities in each Portfolio as of December 31, 2024
	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan
Voya Balanced Income Portfolio	None	None	None
Voya Government Liquid Assets Portfolio	None	None	None
Voya High Yield Portfolio	None	None	None
Voya Inflation Protected Bond Plus Portfolio	None	None	None
Voya Large Cap Growth Portfolio	None	None	None
Voya Large Cap Value Portfolio	None	None	None
Voya Limited Maturity Bond Portfolio	None	None	None
Voya U.S. Stock Index Portfolio	None	None	None
VY® CBRE Global Real Estate Portfolio	None	None	None
VY® CBRE Real Estate Portfolio	None	None	None
VY® Invesco Growth and Income Portfolio	None	None	None
VY® JPMorgan Emerging Markets Equity Portfolio	None	None	None
VY® JPMorgan Small Cap Core Equity Portfolio	None	None	None
VY® Morgan Stanley Global Franchise Portfolio	None	None	None
VY® T. Rowe Price Capital Appreciation Portfolio	None	None	None
VY® T. Rowe Price Equity Income Portfolio	None	None	None
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Portfolio	Dollar Range of Equity Securities in each Portfolio as of December 31, 2024
	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000[1]	Over $100,000
1
Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(k) plan.
Independent Trustee Ownership of Securities of the Investment Adviser, Principal Underwriter, and their Affiliates
The following table sets forth information regarding each Independent Trustee's (and his/her immediate family members) share ownership, beneficially or of record, in securities of the Investment Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by, or under common control with the Investment Adviser or Principal Underwriter of each Portfolio (not including registered investment companies) as of December 31, 2024.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Martin J. Gavin	N/A	N/A	N/A	N/A	N/A
Joseph E. Obermeyer	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Christopher P. Sullivan	N/A	N/A	N/A	N/A	N/A
Trustee Compensation
Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.
Each Portfolio pays each Trustee who is not an interested person of the Portfolio his or her pro rata share, as described below, of: (i) an annual retainer of $270,000; (ii) Mr. Obermeyer, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin and Pressler and Messrs. Boyer, Gavin, and Sullivan, as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $65,000, $30,000, $60,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to compensation in such amounts as the Board may reasonably determine on a case-by-case basis.
The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser or its affiliate for which the Trustees serve in common as Trustees.
Future Compensation Payment
Certain future payment arrangements apply to certain Trustees. More particularly, each non-interested Trustee who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability.  Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.
Compensation Table
The following table sets forth information provided by the Investment Adviser regarding compensation of Trustees by each Portfolio and other funds managed by the Investment Adviser and its affiliates for the fiscal year ended December 31, 2024. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Investment Adviser or its affiliates.

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Portfolio	Aggregate Compensation
	Colleen D. Baldwin	John V. Boyer	Martin J. Gavin
Voya Balanced Income Portfolio	$1,721	$1,459	$1,459
Voya Government Liquid Assets Portfolio	$5,228	$4,417	$4,417
Voya High Yield Portfolio	$1,873	$1,581	$1,581
Voya Inflation Protected Bond Plus Portfolio	$1,036	$875	$875
Voya Large Cap Growth Portfolio	$18,226	$15,359	$15,359
Voya Large Cap Value Portfolio	$2,820	$2,382	$2,382
Voya Limited Maturity Bond Portfolio	$1,553	$1,311	$1,311
Voya U.S. Stock Index Portfolio	$21,064	$17,792	$17,792
VY® CBRE Global Real Estate Portfolio	$864	$730	$730
VY® CBRE Real Estate Portfolio	$866	$732	$732
VY® Invesco Growth and Income Portfolio	$1,553	$1,308	$1,308
VY® JPMorgan Emerging Markets Equity Portfolio	$1,397	$1,180	$1,180
VY® JPMorgan Small Cap Core Equity Portfolio	$2,114	$1,786	$1,786
VY® Morgan Stanley Global Franchise Portfolio	$1,497	$1,264	$1,264
VY® T. Rowe Price Capital Appreciation Portfolio	$37,942	$32,020	$32,020
VY® T. Rowe Price Equity Income Portfolio	$1,679	$1,418	$1,418
Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	N/A	$0	N/A
Estimated Annual Benefits Upon Retirement[2]	N/A	$400,000	N/A
Total Compensation from the Portfolio and the Voya family of funds Paid to Trustees	$450,000	$380,000	$380,000

Portfolio	Aggregate Compensation
	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan
Voya Balanced Income Portfolio	$1,459	$1,590	$1,459
Voya Government Liquid Assets Portfolio	$4,417	$4,823	$4,417
Voya High Yield Portfolio	$1,581	$1,727	$1,581
Voya Inflation Protected Bond Plus Portfolio	$875	$956	$875
Voya Large Cap Growth Portfolio	$15,359	$16,792	$15,359
Voya Large Cap Value Portfolio	$2,382	$2,601	$2,382
Voya Limited Maturity Bond Portfolio	$1,311	$1,432	$1,311
Voya U.S. Stock Index Portfolio	$17,792	$19,428	$17,792
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Portfolio	Aggregate Compensation
	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan
VY® CBRE Global Real Estate Portfolio	$730	$797	$730
VY® CBRE Real Estate Portfolio	$732	$799	$732
VY® Invesco Growth and Income Portfolio	$1,308	$1,431	$1,308
VY® JPMorgan Emerging Markets Equity Portfolio	$1,180	$1,288	$1,180
VY® JPMorgan Small Cap Core Equity Portfolio	$1,786	$1,950	$1,786
VY® Morgan Stanley Global Franchise Portfolio	$1,264	$1,380	$1,264
VY® T. Rowe Price Capital Appreciation Portfolio	$32,020	$34,981	$32,020
VY® T. Rowe Price Equity Income Portfolio	$1,418	$1,548	$1,418
Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	N/A	$0	N/A
Estimated Annual Benefits Upon Retirement[2]	N/A	$113,333	N/A
Total Compensation from the Portfolio and the Voya family of funds Paid to Trustees	$380,000[3]	$415,000	$380,000
1
Future Compensation Payment amounts are accrued pro rata to all Voya funds in the same year that the Trustee retires.
2
As discussed in the section entitled “Future Compensation Payment” above, this is not an annual benefit. Rather each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. Future Compensation Payments included in this table represent the total payment allocated pro rata to all Voya funds.
3
During the fiscal year ended December 31, 2024, Mr. Obermeyer deferred $38,000.00 of his compensation from the Voya family of funds.
CODE OF ETHICS
Each Portfolio, the Investment Adviser, the Sub-Adviser, and the Distributor have adopted a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act governing personal trading activities of all Trustees, Officers of the Trust, and persons who, in connection with their regular functions, play a role in the recommendation of or obtain information pertaining to any purchase or sale of a security by each Portfolio. The Code of Ethics is intended to prohibit fraud against each Portfolio that may arise from the personal trading of securities that may be purchased or held by that Portfolio or of the Portfolio’s shares. The Code of Ethics prohibits short-term trading of each Portfolio’s shares by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear security transactions with the Investment Adviser or its affiliates and to report all transactions on a regular basis.
PROXY VOTING POLICY
The Board has approved the Investment Adviser’s Proxy Voting Policy (the “Proxy Voting Policy”) for voting proxies on behalf of the Voya funds. The Proxy Voting Policy requires the Investment Adviser to vote each Portfolio’s portfolio securities that have voting rights in accordance with the Proxy Voting Policy and provides a method for responding to potential conflicts of interest. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation, recordkeeping, and disclosure services. The Compliance Committee oversees the implementation of each Portfolio’s Proxy Voting Policy, as applicable. A copy of the Proxy Voting Policy is attached hereto as Appendix B. If applicable, no later than August 31st of each year, information regarding how each Portfolio voted proxies relating to portfolio securities for the twelve-month period ending June 30th is available online, without charge, at https://individuals.voya.com/product/mutual-fund/prospectuses-reports or by accessing the SEC’s EDGAR database at https://sec.gov.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may have a significant impact on matters submitted to a shareholder vote.
Shares of each Portfolio are owned by: insurance companies as depositors of separate accounts which are used to fund Variable Contracts; Qualified Plans; investment advisers and their affiliates in connection with the creation or management of each Portfolio; and certain other investment companies.
The following may be deemed control persons of certain Portfolios:
Voya Institutional Trust Company, a Connecticut corporation, is an indirect subsidiary of Voya Financial, Inc.
Venerable Insurance and Annuity Company, an Iowa corporation, is an indirect, wholly-owned subsidiary of VA Capital Company LLC.
74

Voya Retirement Insurance and Annuity Company, a Connecticut corporation, is an indirect subsidiary of Voya Financial, Inc.
Trustee and Officer Holdings
As of April 7, 2025, the Trustees and officers of the Trust as a group owned less than 1% of any class of each Portfolio’s outstanding shares.
Principal Shareholders
As of April 7, 2025, to the best knowledge of management, no person owned beneficially or of-record 5% or more of the outstanding shares of any class of a Portfolio or 5% or more of the outstanding shares of a Portfolio addressed herein, except as set forth in the table below. The Trust has no knowledge as to whether all or any portion of shares owned of-record are also owned beneficially.
No information is shown for a Portfolio or class that had not commenced operations as of April 7, 2025.

Name of Portfolio	Class	Name and Address	Percentage of Class	Percent of Portfolio
Voya Balanced Income Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	97.67%	9.14%
Voya Balanced Income Portfolio	Class I	Voya Retirement Insurance and Annuity Company RESL Attn Valuation Unit TN-41 One Orange Way B3N Windsor, CT 06095	14.24%	51.47%
Voya Balanced Income Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn Valuation Unit TN-41 One Orange Way B3N Windsor, CT 06095	68.13%	51.47%
Voya Balanced Income Portfolio	Class S	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	94.39%	29.69%
Voya Balanced Income Portfolio	Class S2	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	100.00%	29.69%
VY® CBRE Global Real Estate Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	98.89%	9.23%
VY® CBRE Global Real Estate Portfolio	Class I	TIAA - CREF Life Separate Account VA-1 of TIAA-CREF Life Ins. Co. 8500 Andrew Carnegie Blvd. Charlotte, NC 28262-8500	7.42%	5.21%
VY® CBRE Global Real Estate Portfolio	Class I	Voya Global Perspectives Portfolio Attn: Voya Operations 7337 E. Doubletree Ranch Rd Scottsdate, AZ 85258-2034	5.53%	3.47%
VY® CBRE Global Real Estate Portfolio	Class I	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	5.50%	9.23%
VY® CBRE Global Real Estate Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit-TN 41 One Orange Way B3N Windsor, CT 06095	53.24%	33.90%
VY® CBRE Global Real Estate Portfolio	Class S	Massachusetts Mutual Life Insurance Attn: RS Fund Operations 1295 State Street #C105 Springfield, MA 01111-0001	15.63%	4.91%
VY® CBRE Global Real Estate Portfolio	Class S	Reliastar Life Insurance Company RESL FBO SVUL I Attn: Jill Barth Conveyor TN 41 1 Orange Way Windsor, CT 06095-4773	5.70%	3.84%
VY® CBRE Global Real Estate Portfolio	Class S	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	56.95%	18.04%
75

Name of Portfolio	Class	Name and Address	Percentage of Class	Percent of Portfolio
VY® CBRE Global Real Estate Portfolio	Class S	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	16.54%	5.20%
VY® CBRE Global Real Estate Portfolio	Class S2	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	35.04%	18.04%
VY® CBRE Global Real Estate Portfolio	Class S2	Security Benefit Life Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001	62.20%	0.15%
VY® CBRE Real Estate Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	84.11%	21.55%
VY® CBRE Real Estate Portfolio	Class ADV	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit-TN 41 One Orange Way B3N Windsor, CT 06095	14.30%	37.57%
VY® CBRE Real Estate Portfolio	Class I	Relistar Life Insurance Co. RESL FBO SVUL 1 Attn: Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	42.09%	0.63%
VY® CBRE Real Estate Portfolio	Class I	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	23.79%	21.55%
VY® CBRE Real Estate Portfolio	Class I	Voya Retirement Insurance and Annuity Company RESL Attn: Valuation Unit-TN 41 One Orange Way B3N Windsor, CT 06095	28.47%	37.57%
VY® CBRE Real Estate Portfolio	Class S	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	49.71%	39.63%
VY® CBRE Real Estate Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit-TN 41 One Orange Way B3N Windsor, CT 06095	45.99%	37.57%
VY® CBRE Real Estate Portfolio	Class S2	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	85.71%	39.63%
VY® CBRE Real Estate Portfolio	Class S2	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit-TN 41 One Orange Way B3N Windsor, CT 06095	13.87%	37.57%
Voya Government Liquid Assets Portfolio	Class I	Reliastar Life Insurance Co. FBO SVUL I Attn: Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	19.79%	2.99%
Voya Government Liquid Assets Portfolio	Class I	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	22.03%	69.07%
Voya Government Liquid Assets Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	54.25%	10.30%
Voya Government Liquid Assets Portfolio	Class S	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	84.51%	16.87%
Voya Government Liquid Assets Portfolio	Class S	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	12.97%	10.30%
76

Name of Portfolio	Class	Name and Address	Percentage of Class	Percent of Portfolio
Voya Government Liquid Assets Portfolio	Class S2	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	98.83%	69.07%
Voya High Yield Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	84.66%	18.64%
Voya High Yield Portfolio	Class ADV	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TS 31 One Orange Way B3N Windsor, CT 06095	14.41%	44.63%
Voya High Yield Portfolio	Class I	Tomorrow's Scholar 529 Plan FBO Voya 529 Age 18+ Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	7.43%	22.46%
Voya High Yield Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	45.32%	44.63%
Voya High Yield Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	8.51%	6.25%
Voya High Yield Portfolio	Class S	Reliastar Life Insurance Company Of New York LI 1 Orange Way Windsor, CT 06095	10.41%	1.29%
Voya High Yield Portfolio	Class S	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	16.33%	18.64%
Voya High Yield Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	70.56%	44.63%
Voya High Yield Portfolio	Class S2	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	98.68%	44.63%
Voya Inflation Protected Bond Plus Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	98.03%	17.68%
Voya Inflation Protected Bond Plus Portfolio	Class I	Tomorrow's Scholar 529 Plan FBO Voya 529 Age 18+ Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	37.96%	34.41%
Voya Inflation Protected Bond Plus Portfolio	Class I	Tomorrow's Scholar 529 Plan FBO Voya 529 Age 13-14 Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	10.84%	34.41%
Voya Inflation Protected Bond Plus Portfolio	Class I	Tomorrow's Scholar 529 Plan FBO Voya 529 Age 17 Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	8.51%	34.41%
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Name of Portfolio	Class	Name and Address	Percentage of Class	Percent of Portfolio
Voya Inflation Protected Bond Plus Portfolio	Class I	Tomorrow's Scholar 529 Plan FBO Voya 529 Age 11-12 Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	8.07%	34.41%
Voya Inflation Protected Bond Plus Portfolio	Class I	Tomorrow's Scholar 529 Plan FBO Voya 529 Age 16 Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	6.62%	34.41%
Voya Inflation Protected Bond Plus Portfolio	Class I	Tomorrow's Scholar 529 Plan FBO Voya 529 Balanced Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	6.40%	34.41%
Voya Inflation Protected Bond Plus Portfolio	Class I	Tomorrow's Scholar 529 Plan FBO Voya 529 Age 15 Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	5.86%	34.41%
Voya Inflation Protected Bond Plus Portfolio	Class I	Tomorrow's Scholar 529 Plan FBO Voya 529 Age 9-10 Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	6.76%	34.41%
Voya Inflation Protected Bond Plus Portfolio	Class S	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	100.00%	47.90%
VY® Invesco Growth and Income Portfolio	Class ADV	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	7.27%	0.99%
VY® Invesco Growth and Income Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	87.41%	13.09%
VY® Invesco Growth and Income Portfolio	Class ADV	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	5.32%	63.78%
VY® Invesco Growth and Income Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	96.92%	63.78%
VY® Invesco Growth and Income Portfolio	Class S	Reliastar Life Insurance Company RESL FBO SVUL I Attn: Jill Barth Conveyor TN 41 1 Orange Way Windsor, CT 06095-4773	13.51%	14.24%
VY® Invesco Growth and Income Portfolio	Class S	Reliastar Life Insurance Co. FBO SVUL I Attn: Jill Barth Conveyor TN 41 1 Orange Way Windsor, CT 06095	11.84%	14.24%
VY® Invesco Growth and Income Portfolio	Class S	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	7.14%	13.09%
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Name of Portfolio	Class	Name and Address	Percentage of Class	Percent of Portfolio
VY® Invesco Growth and Income Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	53.08%	63.78%
VY® Invesco Growth and Income Portfolio	Class S	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	12.33%	6.75%
VY® Invesco Growth and Income Portfolio	Class S2	Reliastar Life Insurance Co. FBO SVUL I Attn: Jill Barth Conveyor TN 41 1 Orange Way Windsor, CT 06095	23.35%	14.24%
VY® Invesco Growth and Income Portfolio	Class S2	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	76.65%	63.78%
VY® JPMorgan Emerging Markets Equity Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	90.04%	14.02%
VY® JPMorgan Emerging Markets Equity Portfolio	Class ADV	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TS 31 One Orange Way B3N Windsor, CT 06095	8.59%	19.35%
VY® JPMorgan Emerging Markets Equity Portfolio	Class I	Reliastar Life Insurance Company RESL FBO SVUL I Attn: Jill Barth Conveyor TN 41 1 Orange Way Windsor, CT 06095-4773	12.38%	4.79%
VY® JPMorgan Emerging Markets Equity Portfolio	Class I	Voya Retirement Insurance and Annuity Company Aces Separate Account B Valuations Processing Department One Orange Way B3N Windsor, CT 06095	24.59%	19.35%
VY® JPMorgan Emerging Markets Equity Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	48.70%	9.93%
VY® JPMorgan Emerging Markets Equity Portfolio	Class I	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	5.37%	14.02%
VY® JPMorgan Emerging Markets Equity Portfolio	Class S	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	74.77%	49.24%
VY® JPMorgan Emerging Markets Equity Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	19.23%	19.35%
VY® JPMorgan Emerging Markets Equity Portfolio	Class S2	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	86.86%	49.24%
VY® JPMorgan Emerging Markets Equity Portfolio	Class S2	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	13.14%	19.35%
VY® JPMorgan Small Cap Core Equity Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	92.11%	46.37%
VY® JPMorgan Small Cap Core Equity Portfolio	Class ADV	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TS 31 One Orange Way B3N Windsor, CT 06095	7.00%	44.13%
79

Name of Portfolio	Class	Name and Address	Percentage of Class	Percent of Portfolio
VY® JPMorgan Small Cap Core Equity Portfolio	Class I	NYLIAC Attn Ashesh Upadhyay 169 Lackawanna Ave Parsippany Nj 07054	5.20%	1.87%
VY® JPMorgan Small Cap Core Equity Portfolio	Class I	Reliastar Life Insurance Co FBO SVUL I Attn: Jill Barth Conveyor TN 41 1 Orange Way Windsor, CT 06095	14.23%	5.12%
VY® JPMorgan Small Cap Core Equity Portfolio	Class I	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	28.73%	46.37%
VY® JPMorgan Small Cap Core Equity Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	45.72%	44.13%
VY® JPMorgan Small Cap Core Equity Portfolio	Class I	Iowa Advisor 529 Plan Fbo Vy Jpm Small Cap Core Equity Option c/O Voya Investment Management Llc Attn Voya Operations 7337 E Doubletree Ranch Rd Ste 100 Scottsdale Az 85258	6.13%	2.21%
VY® JPMorgan Small Cap Core Equity Portfolio	Class R6	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	25.06%	46.37%
VY® JPMorgan Small Cap Core Equity Portfolio	Class R6	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	74.94%	44.13%
VY® JPMorgan Small Cap Core Equity Portfolio	Class S	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	11.38%	46.37%
VY® JPMorgan Small Cap Core Equity Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	88.62%	44.13%
VY® JPMorgan Small Cap Core Equity Portfolio	Class S2	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	79.08%	46.37%
VY® JPMorgan Small Cap Core Equity Portfolio	Class S2	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	20.92%	44.13%
Voya Large Cap Growth Portfolio	Class ADV	Reliastar Life Insurance Company Of New York LI 1 Orange Way Windsor, CT 06095	7.51%	3.08%
Voya Large Cap Growth Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	64.68%	20.30%
Voya Large Cap Growth Portfolio	Class ADV	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	26.71%	61.89%
Voya Large Cap Growth Portfolio	Class I	Reliastar Life Insurance Company RESL FBO SVUL I Attn: Jill Barth Conveyor TN 41 1 Orange Way Windsor, CT 06095-4773	14.07%	10.69%
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Name of Portfolio	Class	Name and Address	Percentage of Class	Percent of Portfolio
Voya Large Cap Growth Portfolio	Class I	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	8.45%	20.30%
Voya Large Cap Growth Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	57.59%	61.89%
Voya Large Cap Growth Portfolio	Class I	Voya Retirement Insurance and Annuity Company II Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	8.48%	61.89%
Voya Large Cap Growth Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	5.26%	3.46%
Voya Large Cap Growth Portfolio	Class R6	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	7.60%	20.30%
Voya Large Cap Growth Portfolio	Class R6	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	92.40%	61.89%
Voya Large Cap Growth Portfolio	Class S	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	6.95%	20.30%
Voya Large Cap Growth Portfolio	Class S	Reliastar Life Insurance Company Of New York LI 1 Orange Way Windsor, CT 06095	10.40%	3.08%
Voya Large Cap Growth Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	81.91%	61.89%
Voya Large Cap Growth Portfolio	Class S2	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	30.25%	20.30%
Voya Large Cap Growth Portfolio	Class S2	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	69.75%	61.89%
Voya Large Cap Value Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	90.60%	10.00%
Voya Large Cap Value Portfolio	Class ADV	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	9.33%	67.42%
Voya Large Cap Value Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	97.08%	67.42%
Voya Large Cap Value Portfolio	Class R6	Voya Solution 2025 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale Az 85258-2034	12.49%	2.77%
Voya Large Cap Value Portfolio	Class R6	Voya Solution 2035 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale Az 85258-2034	14.31%	3.18%
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Name of Portfolio	Class	Name and Address	Percentage of Class	Percent of Portfolio
Voya Large Cap Value Portfolio	Class R6	Voya Solution 2045 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale Az 85258-2034	15.05%	3.34%
Voya Large Cap Value Portfolio	Class R6	Voya Solution Balanced Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale Az 85258-2034	7.76%	1.72%
Voya Large Cap Value Portfolio	Class R6	Voya Solution 2055 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale Az 85258-2034	5.69%	1.26%
Voya Large Cap Value Portfolio	Class R6	Voya Solution Moderately Aggressive Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	18.76%	4.16%
Voya Large Cap Value Portfolio	Class R6	Voya Solution Aggressive Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale AZ 85258-2034	9.40%	2.09%
Voya Large Cap Value Portfolio	Class S	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	22.65%	10.00%
Voya Large Cap Value Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	77.33%	67.42%
Voya Large Cap Value Portfolio	Class S2	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	100.00%	67.42%
Voya Limited Maturity Bond Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	99.07%	4.15%
Voya Limited Maturity Bond Portfolio	Class I	NYLIAC Attn: Ashesh Upadhyay 169 Lackawanna Ave. Parsippany, NJ 07054	10.44%	9.51%
Voya Limited Maturity Bond Portfolio	Class I	Tomorrow's Scholar 529 Plan Voya 529 Age 18+ Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	51.62%	80.64%
Voya Limited Maturity Bond Portfolio	Class I	Tomorrow's Scholar 529 Plan Voya 529 Age 17 Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	11.35%	80.64%
Voya Limited Maturity Bond Portfolio	Class I	Tomorrow's Scholar 529 Plan FBO Voya 529 Age 13-14 Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	6.25%	80.64%
Voya Limited Maturity Bond Portfolio	Class I	Tomorrow's Scholar 529 Plan Voya 529 Age 16 Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	5.93%	80.64%
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Name of Portfolio	Class	Name and Address	Percentage of Class	Percent of Portfolio
Voya Limited Maturity Bond Portfolio	Class I	Tomorrow's Scholar 529 Plan Voya 529 Age 15 Option C/O Voya Investment Management LLC Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	5.63%	80.64%
Voya Limited Maturity Bond Portfolio	Class S	Reliastar Life Insurance Co. FBO SVUL I Attn: Jill Barth Conveyor TN 41 1 Orange Way Windsor, CT 06095	24.90%	1.18%
Voya Limited Maturity Bond Portfolio	Class S	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	73.97%	3.51%
VY® Morgan Stanley Global Franchise Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	98.40%	35.13%
VY® Morgan Stanley Global Franchise Portfolio	Class R6	NYLIAC Attn: Ashesh Upadhyay 169 Lackawanna Ave. Parsippany, NJ 07054	12.22%	0.05%
VY® Morgan Stanley Global Franchise Portfolio	Class R6	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	64.85%	0.28%
VY® Morgan Stanley Global Franchise Portfolio	Class R6	Matrix Trust Company Cust. FBO Cory, Tucker & Larrowe, Inc. 717 17th Street Suite 1300 Denver CO 80202	22.93%	0.10%
VY® Morgan Stanley Global Franchise Portfolio	Class S	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	97.57%	63.31%
VY® Morgan Stanley Global Franchise Portfolio	Class S2	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	96.15%	63.31%
VY® T. Rowe Price Capital Appreciation Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	95.79%	47.20%
VY® T. Rowe Price Capital Appreciation Portfolio	Class I	Reliastar Life Insurance Company RESL FBO SVUL I Attn: Jill Barth Conveyor TN 41 1 Orange Way Windsor, CT 06095	5.25%	2.42%
VY® T. Rowe Price Capital Appreciation Portfolio	Class I	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	43.92%	47.20%
VY® T. Rowe Price Capital Appreciation Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	38.39%	41.90%
VY® T. Rowe Price Capital Appreciation Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	6.85%	1.91%
VY® T. Rowe Price Capital Appreciation Portfolio	Class R6	Voya Solution 2025 Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	5.26%	0.55%
VY® T. Rowe Price Capital Appreciation Portfolio	Class R6	Voya Solution 2035 Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	8.04%	0.84%
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Name of Portfolio	Class	Name and Address	Percentage of Class	Percent of Portfolio
VY® T. Rowe Price Capital Appreciation Portfolio	Class R6	Voya Solution Moderately Aggressive Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	6.32%	0.66%
VY® T. Rowe Price Capital Appreciation Portfolio	Class R6	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	15.85%	47.20%
VY® T. Rowe Price Capital Appreciation Portfolio	Class R6	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	47.40%	41.90%
VY® T. Rowe Price Capital Appreciation Portfolio	Class S	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	7.28%	47.20%
VY® T. Rowe Price Capital Appreciation Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	87.54%	41.90%
VY® T. Rowe Price Capital Appreciation Portfolio	Class S2	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	59.38%	47.20%
VY® T. Rowe Price Capital Appreciation Portfolio	Class S2	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	40.62%	41.90%
VY® T. Rowe Price Equity Income Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	88.78%	46.98%
VY® T. Rowe Price Equity Income Portfolio	Class ADV	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TS 31 One Orange Way B3N Windsor, CT 06095	11.17%	49.94%
VY® T. Rowe Price Equity Income Portfolio	Class I	Reliastar Life Insurance Co FBO SVUL I Attn: Jill Barth Conveyor TN 41 1 Orange Way Windsor, CT 06095	61.75%	3.07%
VY® T. Rowe Price Equity Income Portfolio	Class I	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	24.98%	46.98%
VY® T. Rowe Price Equity Income Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	13.27%	49.94%
VY® T. Rowe Price Equity Income Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	98.98%	49.94%
VY® T. Rowe Price Equity Income Portfolio	Class S2	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	98.70%	46.98%
Voya U.S. Stock Index Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	95.39%	13.29%
Voya U.S. Stock Index Portfolio	Class I	Voya Retirement Moderate Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	5.05%	4.63%
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Name of Portfolio	Class	Name and Address	Percentage of Class	Percent of Portfolio
Voya U.S. Stock Index Portfolio	Class I	Voya Retirement Moderate Growth Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	15.08%	13.82%
Voya U.S. Stock Index Portfolio	Class I	Voya Retirement Growth Portfolio Attn: Voya Operations 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	23.60%	21.63%
Voya U.S. Stock Index Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TS 31 One Orange Way B3N Windsor, CT 06095	9.34%	13.29%
Voya U.S. Stock Index Portfolio	Class S	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	24.46%	6.18%
Voya U.S. Stock Index Portfolio	Class S	Reliastar Life Insurance Company Of New York LI 1 Orange Way Windsor, CT 06095	12.53%	0.17%
Voya U.S. Stock Index Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	61.44%	13.29%
Voya U.S. Stock Index Portfolio	Class S2	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	64.52%	6.18%
Voya U.S. Stock Index Portfolio	Class S2	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN 41 One Orange Way B3N Windsor, CT 06095	35.48%	13.29%
INVESTMENT ADVISER
Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, each Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
Investment Management Agreement
The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Trust on behalf of each Portfolio. Under the Investment Management Agreement, the Investment Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for each Portfolio. In addition, the Investment Adviser provides administrative services reasonably necessary for the ordinary operation of each Portfolio. The Investment Adviser has delegated certain management responsibilities to one or more Sub-Advisers.
The following pertains to these Portfolios only: Voya Balanced Income Portfolio; Voya Inflation Protected Bond Plus Portfolio; Voya Large Cap Growth Portfolio; Voya Large Cap Value Portfolio; VY® CBRE Global Real Estate Portfolio; and VY® CBRE Real Estate Portfolio:
Investment Management Services
Among other things, the Investment Adviser: (i) provides general investment advice and guidance with respect to each Portfolio and provides advice and guidance to each Portfolio’s Board; (ii) provides the Board with any periodic or special reviews or reporting it requests, including any reports regarding a Sub-Adviser and its investment performance; (iii) oversees management of each Portfolio’s investments and portfolio composition including supervising each Sub-Adviser with respect to the services the Sub-Adviser provides; (iv) makes available its officers and employees to the Board and officers of the Trust; (v) designates and compensates from its own resources such personnel as the Investment Adviser may consider necessary or appropriate to the performance of its services hereunder; (vi) periodically monitors
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and evaluates the performance of each Sub-Adviser with respect to the investment objectives and policies of each Portfolio and performs periodic detailed analysis and review of the Sub-Adviser’s investment performance; (vii) reviews, considers and reports on any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations or any changes in the ownership or senior management of the Sub-Adviser; (viii) performs periodic in-person or telephonic diligence meetings with the Sub-Adviser; (ix) assists the Board and management of each Portfolio in developing and reviewing information with respect to the initial and subsequent annual approval of the Sub-Advisory Agreement(s); (x) monitors the Sub-Adviser for compliance with the investment objective(s), policies and restrictions of each Portfolio, the 1940 Act, Subchapter M of the Code, and, if applicable, regulations under these provisions, and other applicable law; (xi) if appropriate, analyzes and recommends for consideration by the Board termination of a contract with a Sub-Adviser; (xii) identifies potential successors to or replacements of a Sub-Adviser or potential additional sub-adviser(s), performs appropriate due diligence, and develops and presents recommendations to the Board; and (xiii) is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of each Portfolio’s assets and the purchase and sale of portfolio securities for each Portfolio in the event that at any time no sub-adviser is engaged to manage the assets of the Portfolio.
In addition, the Investment Adviser assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services. The Investment Adviser also reviews each Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of each Portfolio.
Limitation of Liability
The Investment Adviser is not subject to liability to each Portfolio for any act or omission in the course of, or in connection with, rendering advisory services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement.
Continuation and Termination of the Investment Management Agreement
After an initial term of two years, the Investment Management Agreement continues in effect from year to year with respect to each Portfolio so long as such continuance is specifically approved at least annually by: (i) the Board of Trustees; or (ii) the vote of a “majority” of the Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and provided that such continuance is also approved by a vote of at least a majority of the Independent Trustees who are not parties to the agreement by a vote cast either in person at a meeting called for the purpose of voting on such approval, or in reliance on exemptive relief from the SEC that has permitted such approval at virtual meetings held by video or telephone conference since the commencement of the COVID-19 pandemic.
The Investment Management Agreement may be terminated as to a particular Portfolio at any time without penalty by: (i) the vote of the Board; (ii) the vote of a majority of each Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of that Portfolio; or (iii) the Investment Adviser, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by either party, as a single class, or upon notice given by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).
Management Fees
The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Investment Adviser or its affiliates, except the CCO. The Investment Adviser pays the fees of each Sub-Adviser.
As compensation for its services, each Portfolio pays the Investment Adviser, expressed as an annual rate, a fee equal to the following as a percentage of each Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Portfolio	Annual Management Fee
Voya Balanced Income Portfolio	0.550% of the Portfolio’s average daily net assets.
Voya Inflation Protected Bond Plus Portfolio
0.550% on the first $200 million of the Portfolio’s average daily net assets;
0.500% on the next $800 million of the Portfolio’s average daily net assets; and
0.400% of the Portfolio’s average daily net assets in excess of $1 billion.

Voya Large Cap Growth Portfolio
0.650% on the first $5.5 billion of the Portfolio’s average daily net assets;
0.620% on the next $1.5 billion of the Portfolio’s average daily net assets;
0.600% on the next $3 billion of the Portfolio’s average daily net assets; and
0.590% of the Portfolio’s average daily net assets in excess of $10 billion.

Voya Large Cap Value Portfolio
0.750% on the first $500 million of the Portfolio’s average daily net assets;
0.700% on the next $1.5 billion of the Portfolio’s average daily net assets; and
0.650% of the Portfolio’s average daily net assets in excess of $2 billion.

VY® CBRE Global Real Estate Portfolio
0.90% on the first $250 million of the Portfolio’s average daily net assets;
0.875% on the next $250 million of the Portfolio’s average daily net assets; and
0.80% of the Portfolio’s average daily net assets in excess of $500 million.

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Portfolio	Annual Management Fee
VY® CBRE Real Estate Portfolio
0.850% on the first $200 million of the Portfolio’s average daily net assets;
0.800% on the next $550 million of the Portfolio’s average daily net assets; and
0.750% of the Portfolio’s average daily net assets in excess of $750 million.

Total Investment Management Fees Paid by each Portfolio
During the past three fiscal years, each Portfolio paid the following investment management fees to the Investment Adviser or its affiliates.

Portfolio	2024	2023	2022
Voya Balanced Income Portfolio	$2,040,261	$1,292,020	$1,545,464
Voya Inflation Protected Bond Plus Portfolio	$1,161,767	$1,286,623	$1,529,840
Voya Large Cap Growth Portfolio	$24,300,468	$25,237,075	$28,836,293
Voya Large Cap Value Portfolio	$4,345,218	$3,815,227	$3,735,858
VY® CBRE Global Real Estate Portfolio	$1,589,946	$1,537,343	$1,696,423
VY® CBRE Real Estate Portfolio	$1,500,605	$1,579,784	$2,041,504
The following pertains to these Portfolios only: Voya Government Liquid Assets Portfolio; Voya High Yield Portfolio; Voya Limited Maturity Bond Portfolio; Voya U.S. Stock Index Portfolio; VY® Invesco Growth and Income Portfolio; VY® JPMorgan Emerging Markets Equity Portfolio; VY® JPMorgan Small Cap Core Equity Portfolio; VY® Morgan Stanley Global Franchise Portfolio; VY® T. Rowe Price Capital Appreciation Portfolio; and VY® T. Rowe Price Equity Income Portfolio:
Investment Management Services
Among other things, the Investment Adviser: (i) provides general investment advice and guidance with respect to each Portfolio and provides advice and guidance to each Portfolio’s Board; (ii) provides the Board with any periodic or special reviews or reporting it requests, including any reports regarding a Sub-Adviser and its investment performance; (iii) oversees management of each Portfolio’s investments and portfolio composition including supervising each Sub-Adviser with respect to the services the Sub-Adviser provides; (iv) makes available its officers and employees to the Board and officers of the Trust; (v) designates and compensates from its own resources such personnel as the Investment Adviser may consider necessary or appropriate to the performance of its services hereunder; (vi) periodically monitors and evaluates the performance of each Sub-Adviser with respect to the investment objectives and policies of each Portfolio and performs periodic detailed analysis and review of the Sub-Adviser’s investment performance; (vii) reviews, considers and reports on any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations or any changes in the ownership or senior management of the Sub-Adviser; (viii) performs periodic in-person or telephonic diligence meetings with the Sub-Adviser; (ix) assists the Board and management of each Portfolio in developing and reviewing information with respect to the initial and subsequent annual approval of the Sub-Advisory Agreement(s); (x) monitors the Sub-Adviser for compliance with the investment objective(s), policies and restrictions of each Portfolio, the 1940 Act, Subchapter M of the Code, and, if applicable, regulations under these provisions, and other applicable law; (xi) if appropriate, analyzes and recommends for consideration by the Board termination of a contract with a Sub-Adviser; (xii) identifies potential successors to or replacements of a Sub-Adviser or potential additional sub-adviser(s), performs appropriate due diligence, and develops and presents recommendations to the Board; and (xiii) is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of each Portfolio’s assets and the purchase and sale of portfolio securities for each Portfolio in the event that at any time no sub-adviser is engaged to manage the assets of the Portfolio.
In addition, the Investment Adviser, as part of its bundled management fee, provides administrative services reasonably necessary for the operation of each Portfolio, including but not limited to, (i) coordinating all matters relating to the operation of each Portfolio, including any necessary coordination among the Sub-Advisers, custodian, transfer agent, dividend disbursing agent, and portfolio accounting agent (including pricing and valuation of each Portfolio’s portfolios), accountants, attorneys, and other parties performing services or operational functions for each Portfolio; (ii) providing the the Trust and each Portfolio, at the Investment Adviser’s expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of each Portfolio; (iii) maintaining or supervising the maintenance by third parties selected by the Investment Adviser of such books and records of the the Trust and each Portfolio as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Investment Adviser of all U.S. federal, state, and local tax returns and reports relating to each Portfolio required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of each Portfolio as required by applicable law; (vi) preparing and arranging for the filing of registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (vii) taking such other action with respect to each Portfolio as may be required by applicable law in connection with each Portfolio, including without limitation the rules and regulations of the SEC and other regulatory agencies; (viii) providing each Portfolio, at the Investment Adviser’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of each Portfolio as contemplated in this Agreement; and (ix) providing or procuring on behalf of the the Trust and the Series, and at the expense of the Investment Adviser unless noted otherwise in this Agreement, the following services for each Portfolio: (a) custodian services to provide for the safekeeping of each Portfolio’s assets; (b) portfolio accounting services to maintain the portfolio accounting records; (c) transfer agency services; (d) dividend disbursing services, and (e) other services necessary for the ordinary operation of each Portfolio.
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Limitation of Liability
The Investment Adviser is not subject to liability to a Portfolio for any act or omission in the course of, or in connection with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement.
Continuation and Termination of the Investment Management Agreement
After an initial term of two years, the Investment Management Agreement continues in effect from year to year with respect to each Portfolio so long as such continuance is specifically approved at least annually by: (i) the Board of Trustees; or (ii) the vote of a “majority” of the Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and provided that such continuance is also approved by a vote of at least a majority of the Independent Trustees who are not parties to the agreement by a vote cast either in person at a meeting called for the purpose of voting on such approval, or in reliance on exemptive relief from the SEC that has permitted such approval at virtual meetings held by video or telephone conference since the commencement of the COVID-19 pandemic.
The Investment Management Agreement may be terminated as to a particular Portfolio at any time without penalty by: (i) the vote of the Board; (ii) the vote of a majority of each Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of that Portfolio; or (iii) the Investment Adviser, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by either party, as a single class, or upon notice given by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).
Management Fees
The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Investment Adviser or its affiliates, except the CCO and the CIRO. The Investment Adviser pays the fees of each Sub-Adviser.
In addition, the Investment Adviser is responsible for the following expenses:
(a) expenses of all audits by each Portfolio’s independent public accountants; (b) expenses of each Portfolio’s transfer agent, registrar, dividend disbursing agent, and shareholder record keeping services, net of any shareholder service fees paid pursuant to each Portfolio’s Shareholder Servicing Agreement; (c) expenses of each Portfolio’s custodial services, including recordkeeping services provided by the custodian; (d) expenses of obtaining quotations for calculating the value of each Portfolio’s net assets; (e) expenses of obtaining Portfolio Activity Reports and Analyses of International Management reports (as appropriate) for each Portfolio; (f) expenses of maintaining each Portfolio’s tax records; (g) costs and/or fees incident to meetings of each Portfolio’s shareholders, the preparation and mailings of prospectuses and reports of each Portfolio to its shareholders, the filing of reports with regulatory bodies, the maintenance of each Portfolio’s existence and qualification to do business, and the registration of shares with federal and state securities or insurance authorities; (h) each Portfolio’s ordinary legal fees, including the legal fees related to the registration and continued qualification of each Portfolio’s shares for sale; (i) costs of printing stock certificates representing shares of each Portfolio; (j) each Portfolio’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act; (k) association membership dues; (l) organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions; and (m) distribution expenses net of Rule 12b-1 distribution fees made pursuant to each Portfolio’s Rule 12b-1 Distribution Plan for eligible distribution-related expenses pursuant to such Plan.
As compensation for its services, each Portfolio pays the Investment Adviser, expressed as an annual rate, a fee equal to the following as a percentage of each Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The following table should be read in conjunction with the sections below entitled “Aggregation” and “Management Fee Waivers.”

Portfolio	Annual Management Fee
Voya Government Liquid Assets Portfolio
0.350% on the first $200 million of the Portfolio’s combined average daily net assets;
0.300% on the next $300 million of the Portfolio’s combined average daily net assets;
and
0.250% of the Portfolio’s combined average daily net assets in excess of $500 million.

Voya High Yield Portfolio
0.490% on the first $1 billion of the Portfolio’s average daily net assets;
0.480% on the next $1 billion of the Portfolio’s average daily net assets; and
0.470% of the Portfolio’s average daily net assets in excess of $2 billion.

Voya Limited Maturity Bond Portfolio
0.350% on the first $200 million of the Portfolio’s combined average daily net assets;
0.300% on the next $300 million of the Portfolio’s combined average daily net assets;
and
0.250% of the Portfolio’s combined average daily net assets in excess of $500 million.

Voya U.S. Stock Index Portfolio	0.260% of the Portfolio’s average daily net assets.
VY® Invesco Growth and Income Portfolio
0.750% on the first $750 million of the Portfolio’s combined average daily net assets;
0.700% on the next $1.25 billion of the Portfolio’s combined average daily net assets;
0.650% on the next $1.5 billion of the Portfolio’s combined average daily net assets;
and
0.600% of the Portfolio’s combined average daily net assets in excess of $3.5 billion.

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Portfolio	Annual Management Fee
VY® JPMorgan Emerging Markets Equity Portfolio	1.250% of the Portfolio’s average daily net assets.
VY® JPMorgan Small Cap Core Equity Portfolio
0.900% on the first $200 million of the Portfolio’s average daily net assets;
0.850% on the next $300 million of the Portfolio’s average daily net assets;
0.800% on the next $250 million of the Portfolio’s average daily net assets; and
0.750% of the Portfolio’s average daily net assets in excess of $750 million.

VY® Morgan Stanley Global Franchise Portfolio
1.000% on the first $250 million of the Portfolio’s average daily net assets;
0.900% on the next $250 million of the Portfolio’s average daily net assets; and
0.750% of the Portfolio’s average daily net assets in excess of $500 million.

VY® T. Rowe Price Capital Appreciation Portfolio
0.750% on the first $750 million of the Portfolio’s combined average daily net assets;
0.700% on the next $1.25 billion of the Portfolio’s combined average daily net assets;
0.650% on the next $1.5 billion of the Portfolio’s combined average daily net assets;
and
0.600% of the Portfolio’s combined average daily net assets in excess of $3.5 billion.

VY® T. Rowe Price Equity Income Portfolio
0.750% on the first $750 million of the Portfolio’s combined average daily net assets;
0.700% on the next $1.25 billion of the Portfolio’s combined average daily net assets;
0.650% on the next $1.5 billion of the Portfolio’s combined average daily net assets;
and
0.600% of the Portfolio’s combined average daily net assets in excess of $3.5 billion.

Aggregation
Assets of Voya Government Liquid Assets Portfolio and Voya Limited Maturity Bond Portfolio are aggregated in calculating the management fee at the above stated rate.
Assets of VY® CBRE Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, and VY® T. Rowe Price Equity Income Portfolio are aggregated in calculating the management fee at the above stated rate.
Management Fee Waivers
The Investment Adviser is contractually obligated to waive 0.015% of the management fee for Voya High Yield Portfolio through May 1, 2026. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser is contractually obligated to waive 0.026% of the management fee for VY® Morgan Stanley Global Franchise Portfolio through May 1, 2026. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser is contractually obligated to waive 0.030% of the management fee for VY® T. Rowe Price Equity Income Portfolio through May 1, 2026. Termination or modification of this obligation requires approval by the Board.
Total Investment Management Fees Paid by each Portfolio
During the past three fiscal years, each Portfolio paid the following investment management fees to the Investment Adviser or its affiliates.

Portfolio	2024	2023	2022
Voya Government Liquid Assets Portfolio	$2,963,103	$2,755,409	$2,569,477
Voya High Yield Portfolio	$1,910,087	$1,922,363	$2,139,454
Voya Limited Maturity Bond Portfolio	$874,099	$985,522	$1,059,538
Voya U.S. Stock Index Portfolio	$11,312,728	$11,651,019	$18,725,007
VY® Invesco Growth and Income Portfolio	$1,999,908	$2,424,498	$2,650,570
VY® JPMorgan Emerging Markets Equity Portfolio	$3,541,773	$3,810,658	$4,326,056
VY® JPMorgan Small Cap Core Equity Portfolio	$3,815,758	$3,938,190	$4,661,912
VY® Morgan Stanley Global Franchise Portfolio	$3,013,501	$3,137,757	$3,441,492
VY® T. Rowe Price Capital Appreciation Portfolio	$49,597,103	$49,056,982	$49,799,761
VY® T. Rowe Price Equity Income Portfolio	$2,205,020	$2,090,766	$2,292,841
EXPENSES
Each Portfolio’s assets may decrease or increase during its fiscal year and each Portfolio’s operating expense ratios may correspondingly increase or decrease.
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Certain expenses of each Portfolio are generally allocated to each Portfolio, and each class of each Portfolio, in proportion to its pro rata average net assets, provided that expenses that are specific to a class of a Portfolio may be charged directly to that class in accordance with the Trust’s Multiple Class Plan(s) pursuant to Rule 18f-3. However, any Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.
Certain operating expenses shared by several portfolios within the Voya family of funds may be allocated amongst those portfolios based on average net assets.
The following pertains to these Portfolios only: Voya Balanced Income Portfolio; Voya Inflation Protected Bond Plus Portfolio; Voya Large Cap Growth Portfolio; Voya Large Cap Value Portfolio; VY® CBRE Global Real Estate Portfolio; and VY® CBRE Real Estate Portfolio:
In addition to the management fee and other fees described previously, each Portfolio pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Investment Adviser.
EXPENSE LIMITATIONS
As described in the Prospectus, the Investment Adviser, Distributor, and/or Sub-Adviser may have entered into one or more expense limitation agreements with each Portfolio pursuant to which they have agreed to waive or limit their fees. In connection with such an agreement, the Investment Adviser, Distributor, or Sub-Adviser, as applicable, will assume expenses (excluding certain expenses as discussed below) so that the total annual ordinary operating expenses of a Portfolio do not exceed the amount specified in the Portfolio’s Prospectus.
Exclusions
Expense limitations do not extend to interest, taxes, other investment-related costs, leverage expenses (as defined below), extraordinary expenses such as litigation and expenses of the CCO and CIRO, other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Independent Trustees. Leverage expenses shall mean fees, costs, and expenses incurred in connection with a Portfolio’s use of leverage (including, without limitation, expenses incurred by a Portfolio in creating, establishing, and maintaining leverage through borrowings or the issuance of preferred shares). Acquired Fund Fees and Expenses are not covered by any expense limitation agreement.
If an expense limitation is subject to recoupment (as indicated in the Prospectus), the Investment Adviser, Distributor, or Sub-Adviser, as applicable, may recoup any expenses reimbursed within 36 months of the waiver or reimbursement and the amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Reimbursement for fees waived or expenses assumed will only apply to amounts waived or expenses assumed after the effective date of the expense limitation.
NET FUND FEES WAIVED, REIMBURSED, OR RECOUPED
The table below shows the net fund expenses reimbursed, waived, and any recoupment, if applicable, by the Investment Adviser and Distributor for the last three fiscal years.

Portfolio	2024	2023	2022
Voya Balanced Income Portfolio	($155,270)	($82,311)	($91,149)
Voya Government Liquid Assets Portfolio	$0	$0	($1,299,501)
Voya High Yield Portfolio	($58,467)	($58,854)	($65,500)
Voya Inflation Protected Bond Plus Portfolio	($142,778)	($118,665)	($142,988)
Voya Large Cap Growth Portfolio	($1,237,811)	($1,344,109)	($1,649,134)
Voya Large Cap Value Portfolio	($1,020,385)	($1,134,950)	($1,191,796)
Voya Limited Maturity Bond Portfolio	$0	$0	$0
Voya U.S. Stock Index Portfolio	($20,140)	($288,702)	($3,430,058)
VY® CBRE Global Real Estate Portfolio	($304,970)	($376,167)	($400,345)
VY® CBRE Real Estate Portfolio	($489,961)	($645,933)	($795,686)
VY® Invesco Growth and Income Portfolio	($94,444)	($114,309)	($125,169)
VY® JPMorgan Emerging Markets Equity Portfolio	($185,144)	($131,751)	$0
VY® JPMorgan Small Cap Core Equity Portfolio	$0	$0	$0
VY® Morgan Stanley Global Franchise Portfolio	($79,837)	($83,424)	($92,195)
VY® T. Rowe Price Capital Appreciation Portfolio	$0	$0	$0
VY® T. Rowe Price Equity Income Portfolio	($103,919)	($98,591)	($108,273)
90

Sub-Advisers
The Investment Adviser has engaged the services of one or more Sub-Advisers to provide sub-advisory services to each Portfolio and, pursuant to a Sub-Advisory Agreement, has delegated certain management responsibilities to a Sub-Adviser. The Investment Adviser monitors and evaluates the performance of any Sub-Adviser.
A Sub-Adviser provides, subject to the supervision of the Board and the Investment Adviser, a continuous investment program for each Portfolio and determines the composition of the assets of each Portfolio, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Portfolio, in accordance with the Portfolio’s investment objectives, policies and restrictions and applicable laws and regulations.
Limitation of Liability
A Sub-Adviser is not subject to liability to a Portfolio for any act or omission in the course of, or in connection with, rendering services under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Continuation and Termination of the Sub-Advisory Agreement
After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a majority of the Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); provided, that the continuance is also approved by a majority of the Independent Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement may be terminated as to a particular Portfolio without penalty upon sixty (60) days’ written notice by: (i) the Board; (ii) the majority vote of the outstanding voting securities of the relevant Portfolio; (iii) the Investment Adviser; or (iv) the Sub-Adviser upon 60-90 days’ written notice, depending on the terms of the Sub-Advisory Agreement. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Management Agreement.
Sub-Advisory Fees
The Sub-Adviser receives compensation from the Investment Adviser at the annual rate of a specified percentage of each Portfolio’s average daily net assets, as indicated below. The fee is accrued daily and paid monthly. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement. This table should be read in conjunction with the section below entitled “Aggregation.”

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
Voya Balanced Income Portfolio	Voya IM	0.248% of the Portfolio’s average daily net assets.
Voya Government Liquid Assets Portfolio	Voya IM
0.1575% on the first $200 million of the Portfolio’s
combined average daily net assets;
0.1350% on the next $300 million of the Portfolio’s
combined average daily net assets; and
0.1125% of the Portfolio’s combined average daily net
assets in excess of $500 million.

Voya High Yield Portfolio	Voya IM
0.220% on the first $1 billion of the Portfolio’s average
daily net assets;
0.216% on the next $1 billion of the Portfolio’s average
daily net assets; and
0.212% of the Portfolio’s average daily net assets in
excess of $2 billion.

Voya Inflation Protected Bond Plus Portfolio	Voya IM
0.2475% on the first $200 million of the Portfolio’s
average daily net assets;
0.2250% on the next $800 million of the Portfolio’s
average daily net assets; and
0.1800% of the Portfolio’s average daily net assets in
excess of $1 billion.

Voya Large Cap Growth Portfolio	Voya IM
0.2475% on the first $5.5 billion of the Portfolio’s
average daily net assets;
0.2340% on the next $1.5 billion of the Portfolio’s
average daily net assets;
0.2250% on the next $3 billion of the Portfolio’s average
daily net assets; and
0.2205% of the Portfolio’s average daily net assets in
excess of $10 billion.

91

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
Voya Large Cap Value Portfolio	Voya IM	0.2925% on the first $500 million of the Portfolio’s average daily net assets; and 0.270% of the Portfolio’s average daily net assets in excess of $500 million.
Voya Limited Maturity Bond Portfolio	Voya IM
0.1575% on the first $200 million of the Portfolio’s
combined average daily net assets;
0.1350% on the next $300 million of the Portfolio’s
combined average daily net assets; and
0.1125% of the Portfolio’s combined average daily net
assets in excess of $500 million.

Voya U.S. Stock Index Portfolio	Voya IM	0.1170% of the Portfolio’s average daily net assets.
VY® CBRE Global Real Estate Portfolio	CBRE
0.35% on the first $250 million of the Portfolio’s
combined average daily net assets;
0.30% on the next $750 million of the Portfolio’s
combined average daily net assets; and
0.25% of the Portfolio’s combined average daily net
assets in excess of $1 billion.

VY® CBRE Real Estate Portfolio	CBRE
0.35% on the first $250 million of the Portfolio’s
combined average daily net assets;
0.30% on the next $750 million of the Portfolio’s
combined average daily net assets; and
0.25% of the Portfolio’s combined average daily net
assets in excess of $1 billion.

VY® Invesco Growth and Income Portfolio	Invesco
0.32% on the first $250 million of the Portfolio’s average
daily net assets;
0.28% on the next $250 million of the Portfolio’s average
daily net assets;
and
0.25% of the Portfolio’s average daily net assets in
excess of $500 million.

VY® JPMorgan Emerging Markets Equity Portfolio	JPMorgan
0.50% on the first $150 million of the Portfolio’s average
daily net assets;
0.40% on the next $350 million of the Portfolio’s average
daily net assets; and
0.35% of the Portfolio’s average daily net assets in
excess of $500 million.

VY® JPMorgan Small Cap Core Equity Portfolio	JPMorgan
0.55% on the first $200 million of the Portfolio’s average
daily net assets;
0.50% on the next $300 million of the Portfolio’s average
daily net assets; and
0.45% of the Portfolio’s average daily net assets in
excess of $500 million.

VY® Morgan Stanley Global Franchise Portfolio	MSIM Inc.
0.55% on the first $250 million of the Portfolio’s average
daily net assets;
0.45% on the next $250 million of the Portfolio’s average
daily net assets; and
0.40% of the Portfolio’s average daily net assets in
excess of $500 million.

92

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
VY® T. Rowe Price Capital Appreciation Portfolio	T. Rowe Price
Assets up to $500 million: 0.50% on the first $250
million of the Portfolio’s average daily net assets; and
0.40% of the Portfolio’s average daily net assets in
excess of $250 million.
When assets exceed $500 million:
0.40% on the first $1 billion of the Portfolio’s average
daily net assets; and
0.35% of the Portfolio’s average daily net assets in
excess of $1 billion.
When assets exceed $2 billion:
0.40% on the first $500 million of the Portfolio’s average
daily net assets; and
0.35% of the Portfolio’s average daily net assets in
excess of $500 million.
When assets exceed $3 billion:
0.35% of the Portfolio’s average daily net assets.

VY® T. Rowe Price Equity Income Portfolio	T. Rowe Price
Assets up to $100 million: 0.475% on the first $50
million of the Portfolio’s average daily net assets; and
0.425% on the next $50 million of the Portfolio’s average
daily net assets up to $100 million.
When assets exceed $100 million, the fee schedule
resets as follows:
0.375% of the Portfolio’s average daily net assets.When
assets exceed $200 million, the fee schedule resets as
follows:
0.325% of the Portfolio’s average daily net assets.
When assets exceed $500 million, the fee schedule
resets as follows:
0.300% on the first $500 million of the Portfolio’s
average daily net assets; and
0.275% on the next $500 million of the Portfolio’s
average daily net assets.
When assets exceed $1 billion, the fee schedule resets
as follows:
0.275% of the Portfolio’s average daily net assets.
When assets exceed $1.5 billion, the fee schedule
resets as follows:
0.250% of the Portfolio’s average daily net assets.

Aggregation
For purposes of calculating fees for Voya Government Liquid Assets Portfolio and Voya Limited Maturity Bond Portfolio, the assets of the Portfolios are aggregated.
For purposes of calculating fees for VY® CBRE Global Real Estate Portfolio and VY® CBRE Real Estate Portfolio, the assets of the Portfolios are aggregated.
All T. Rowe Price sub-advisory fees are subject to a preferred provider discount. For purposes of calculating the discount, the assets of VY® T. Rowe Price Capital Appreciation Portfolio and VY® T. Rowe Price Equity Income Portfolio are aggregated with the assets of VY® T. Rowe Price Diversified Mid Cap Growth Portfolio and VY® T. Rowe Price Growth Equity Portfolio, each a series of Voya Partners, Inc. The discount is calculated based on the assets of all T. Rowe Price sub-advised funds as follows:
Aggregate assets between $750 million and $1.5 billion – 5%
Aggregate assets between $1.5 billion and $3.0 billion – 7.5%
Aggregate assets greater than $3.0 billion – 10%
For VY® T. Rowe Price Capital Appreciation Portfolio and VY® T. Rowe Price Equity Income Portfolio, T. Rowe Price will provide the Investment Adviser with a transitional fee credit to eliminate any discontinuity between a higher fee schedule and a lower fee schedule once assets exceed certain amounts.
Total Sub-Advisory Fees Paid
The following table sets forth the sub-advisory fees paid by the Investment Adviser for the last three fiscal years.

93

Portfolio	2024	2023	2022
Voya Balanced Income Portfolio	$949,917	$582,859	$696,864
Voya Government Liquid Assets Portfolio	$1,333,378	$1,239,903	$1,156,270
Voya High Yield Portfolio	$858,095	$0	$351,466
Voya Inflation Protected Bond Plus Portfolio	$192,083	$189,534	$228,152
Voya Large Cap Growth Portfolio	$9,274,091	$9,617,344	$10,979,783
Voya Large Cap Value Portfolio	$1,692,990	$1,487,942	$1,456,690
Voya Limited Maturity Bond Portfolio	$393,526	$443,589	$476,788
Voya U.S. Stock Index Portfolio	$5,092,377	$5,254,165	$8,426,238
VY® CBRE Global Real Estate Portfolio	$593,007	$572,350	$620,229
VY® CBRE Real Estate Portfolio	$592,756	$623,106	$798,435
VY® Invesco Growth and Income Portfolio	$972,276	$1,167,280	$1,105,124
VY® JPMorgan Emerging Markets Equity Portfolio	$1,284,225	$1,369,860	$1,609,436
VY® JPMorgan Small Cap Core Equity Portfolio	$2,286,532	$2,358,195	$2,772,700
VY® Morgan Stanley Global Franchise Portfolio	$1,632,249	$1,694,132	$1,845,743
VY® T. Rowe Price Capital Appreciation Portfolio	$24,960,538	$24,661,881	$25,060,646
VY® T. Rowe Price Equity Income Portfolio	$1,021,979	$969,189	$1,063,573
PORTFOLIO MANAGEMENT
Other Accounts Managed
The following tables set forth the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2024:
CBRE

Portfolio Manager	Fund(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jonathan D. Miniman, CFA	VY® CBRE Real Estate Portfolio	4	$1,512,635,696	5	$531,830,862	5	$545,848,124
Christopher S. Reich, CFA	VY® CBRE Global Real Estate Portfolio	2	$1,019,167,150	0	$0	8[1]	$316,909,442
Joseph P. Smith, CFA	VY® CBRE Global Real Estate Portfolio VY® CBRE Real Estate Portfolio	9	$4,404,264,606	8[2]	$934,283,568	18[3]	$2,097,208,221
Kenneth S. Weinberg, CFA	VY® CBRE Global Real Estate Portfolio VY® CBRE Real Estate Portfolio	5	$2,526,638,435	2	$181,838,243	19[4]	$2,148,701,429
1
Four of these accounts with total assets of $189,919,225 have performance-based advisory fees.
2
One of these accounts with total assets of $27,602,198 has a performance-based advisory fee.
3
Six of these accounts with total assets of $205,304,642 have performance-based advisory fees.
4
Five of these accounts with total assets of $204,362,436 have performance-based advisory fees.
94

Invesco

Portfolio Manager	Fund(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Brian Jurkash	VY® Invesco Growth and Income Portfolio	6	$19,757,789,193	1	$68,426,411	3,099[1]	$567,056,467[1]
Sergio Marcheli	VY® Invesco Growth and Income Portfolio	7	$20,572,685,865	1	$68,426,411	3,099[1]	$567,056,467[1]
Matthew Titus, CFA	VY® Invesco Growth and Income Portfolio	6	$19,757,789,193	1	$68,426,411	3,099[1]	$567,056,467[1]
1
These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
JPMorgan

Portfolio Manager	Fund(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Wonseok Choi, Ph.D.*	VY® JPMorgan Small Cap Core Equity Portfolio	12	$9,995,264,000	1	$183,903,000	4	$1,056,301,000
John Citron, CFA[1]	VY® JPMorgan Emerging Markets Equity Portfolio	0	$0	3	$2,748,830,000	5[2]	$1,148,221,000
Leon Eidelman, CFA*	VY® JPMorgan Emerging Markets Equity Portfolio	3	$6,769,022,000	8	$12,861,537,000	21[3]	$6,294,936,000
Austin Forey*	VY® JPMorgan Emerging Markets Equity Portfolio	3	$6,756,014,000	8	$12,861,537,000	25[4]	$7,992,894,000
Akash Gupta, CFA*	VY® JPMorgan Small Cap Core Equity Portfolio	10	$5,352,437,000	2	$319,246,000	3	$905,148,000
Phillip D. Hart, CFA*	VY® JPMorgan Small Cap Core Equity Portfolio	13	$10,245,004,000	4	$1,151,903,000	3	$905,148,000
Robert Ippolito, CFA*	VY® JPMorgan Small Cap Core Equity Portfolio	10	$5,352,437,000	2	$319,246,000	3	$905,148,000
Amit Mehta, CFA*	VY® JPMorgan Emerging Markets Equity Portfolio	1	$6,683,825,000	12	$5,538,894,000	8	$975,081,000
Daniel J. Percella, CFA*	VY® JPMorgan Small Cap Core Equity Portfolio	5	$5,486,840,000	3[5]	$1,485,552,000	3	$947,849,000
Don San Jose, CFA*	VY® JPMorgan Small Cap Core Equity Portfolio	3	$5,214,694,000	3[5]	$1,773,260,000	2	$449,246,000
*
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
1
Added as a portfolio manager effective March 19, 2025.
2
Two of these accounts with total assets of $762,011,000 have performance-based advisory fees.
3
Five of these accounts with total assets of $1,362,178,000 have performance-based advisory fees.
4
Six of these accounts with total assets of $1,506,990,000 have performance-based advisory fees.
5
One of these accounts with total assets of $994,029,000 has a performance-based advisory fee.
MSIM Inc.

Portfolio Manager	Fund(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Alex Gabriele	VY® Morgan Stanley Global Franchise Portfolio	14	$28,400,332,678	36	$13,378,934,563	53[1]	$30,511,156,331
William D. Lock	VY® Morgan Stanley Global Franchise Portfolio	13	$28,341,564,305	36	$13,378,934,563	54[1]	$30,622,797,951
Bruno Paulson	VY® Morgan Stanley Global Franchise Portfolio	13	$28,341,564,305	36	$13,378,934,563	52[1]	$30,510,912,652
Richard Perrott	VY® Morgan Stanley Global Franchise Portfolio	13	$28,341,564,305	36	$13,378,934,563	52[1]	$30,510,912,652
95

Portfolio Manager	Fund(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nic Sochovsky	VY® Morgan Stanley Global Franchise Portfolio	13	$28,341,564,305	36	$13,378,934,563	52[1]	$30,510,912,652
Marcus Watson	VY® Morgan Stanley Global Franchise Portfolio	13	$28,341,564,305	36	$13,378,934,563	52[1]	$30,510,912,652
1
One of these accounts with total assets of $978,968,329 has a performance-based advisory fee.
T. Rowe Price

Portfolio Manager	Fund(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David R. Giroux, CFA	VY® T. Rowe Price Capital Appreciation Portfolio	9	$90,218,016,555	1	785,209,225	1	$113,525
John Linehan, CFA	VY® T. Rowe Price Equity Income Portfolio	14	35,228,971,431	32	$28,029,663,651	10	2,520,740,168
Voya IM

Portfolio Manager	Fund(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Sean Banai, CFA	Voya Inflation Protected Bond Plus Portfolio Voya Limited Maturity Bond Portfolio	10	$15,187,184,177	112	$5,472,373,932	111[1]	$23,235,579,668
Mohamed Basma, CFA	Voya High Yield Portfolio	4	$1,032,036,665	0	$0	0	$0
Mark Buccigross[2]	Voya U.S. Stock Index Portfolio	0	$0	0	$0	0	$0
Vincent Costa, CFA	Voya Large Cap Value Portfolio	22	$10,362,367,325	37	$574,369,233	19	$1,037,161,660
James Dorment, CFA	Voya Large Cap Value Portfolio	3	$3,768,100,634	25	$519,288,892	6	$535,471,751
Kristy Finnegan, CFA	Voya Large Cap Growth Portfolio	4	$4,937,106,755	49	$495,794,915	28[3]	$6,231,273,678
David Goodson	Voya Limited Maturity Bond Portfolio	7	$11,897,334,116	87	$3,090,078,625	107	$22,042,356,919
Justin Montminy, CFA[2]	Voya Balanced Income Portfolio	5	$967,170,634	0	$0	0	$0
Randall Parrish, CFA	Voya High Yield Portfolio Voya Limited Maturity Bond Portfolio	1	$171,001,884	78	$3,055,321,561	96	$21,319,642,900
Barbara Reinhard, CFA	Voya Balanced Income Portfolio	52	$18,487,874,157	8[4]	$6,076,797,935	0	$0
Anuranjan Sharma	Voya Inflation Protected Bond Plus Portfolio	1	$203,002,567	0	$0	0	$0
Brian Timberlake, Ph.D., CFA	Voya Balanced Income Portfolio Voya Inflation Protected Bond Plus Portfolio	5	$3,080,705,458	2	$40,283	4[1]	$760,010,657
Leigh Todd, CFA	Voya Balanced Income Portfolio Voya Large Cap Growth Portfolio	5	$5,462,315,503	49	$495,794,915	28[3]	$6,231,273,678
Gregory Wachsman, CFA	Voya Large Cap Value Portfolio	3	$3,768,100,634	18	$519,288,892	1	$189,208,185
Kai Yee Wong	Voya U.S. Stock Index Portfolio	30	$22,319,151,819	0	$0	6	$496,104,533
96

Portfolio Manager	Fund(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David S. Yealy	Voya Government Liquid Assets Portfolio	3	$2,391,666,594	0	$0	0	$0
1
One of these accounts with total assets of $190,050,343 has a performance-based advisory fee.
2
Added as a portfolio manager February 28, 2025.
3
Two of these accounts with total assets of $252,834,258 have performance-based advisory fees.
4
One of these accounts with total assets of $612,337,564 has a performance-based advisory fee.
Potential Material Conflicts of Interest
CBRE
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolios. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Portfolios maintained their position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
CBRE recognizes the duty of loyalty it owes to its client and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).
Invesco
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other funds and/or accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Invesco funds.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.
Invesco determines which broker to use to execute each order for securities transactions for the fund(s), consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or account in a particular security may be placed separately from, rather than aggregated with, other funds and/or accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.
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The appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing fund and an affiliated underlying fund in which the investing fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying fund, potentially for a prolonged period of time, which may adversely affect the investing fund.
Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
JPMorgan
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio(s) (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JPMorgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach, and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JPMorgan and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMorgan and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
Acting for Multiple Clients. In general, JPMorgan faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMorgan (“Other Accounts”) engage in short sales of the same securities held by a Portfolio, JPMorgan could be seen as harming the performance of a Portfolio for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Portfolio invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Portfolio has also invested and these activities could have an adverse effect on the Portfolio. For example, if a Portfolio holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Portfolio (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which a Portfolio invests may use the proceeds of the Portfolio’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, a Portfolio’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Portfolio will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.
JPMorgan and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or its affiliates. JPMorgan and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that JPMorgan and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan or its affiliates or its clients.
JPMorgan or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio(s) or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts, or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract, or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan and its affiliates may have an incentive to
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allocate securities that are expected to increase in value to favored accounts. IPOs, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest may also be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan and its affiliates could be seen as harming the performance of the Portfolio(s) for the benefit of the accounts engaging in short sales, if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may, from time to time, maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Portfolio(s) from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Portfolio’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as debt instruments that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
Purchases of money market instruments and debt instruments cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.
MSIM Inc.
As a diversified global financial services firm, MSIM Inc., the parent company of the sub-adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, MSIM Inc. is a full-service investment banking and financial services firm and therefore engages in activities where MSIM Inc.’s interests or the interests of its clients may conflict with the interests of a fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the MSIM Inc. funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts”, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a fund’s investment objectives and present conflicts of interest. In addition, MSIM Inc. or the sub-adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the Eaton Vance Investment Accounts whether or not specifically identified.
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Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the sub-adviser. If such information becomes available, the sub-adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The sub-adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a fund’s behalf. In addition, the sub-adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of MSIM Inc. that might be relevant to an investment decision to be made on behalf of a fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the sub-adviser or its affiliates unrelated to that of a fund. Furthermore, access to certain parts of MSIM Inc. may be subject to third party confidentiality obligations and to information barriers established by MSIM Inc. in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the sub-adviser’s ability to source investments from other business units within MSIM Inc. may be limited and there can be no assurance that the sub-adviser will be able to source any investments from any one or more parts of the MSIM Inc. network.
The sub-adviser may restrict its investment decisions and activities on behalf of the funds in various circumstances, including because of applicable regulatory requirements or information held by the sub-adviser or MSIM Inc.. The sub-adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a fund due to MSIM Inc.’s activities outside the funds. In instances where trading of an investment is restricted, the sub-adviser may not be able to purchase or sell such investment on behalf of a fund, resulting in the fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the sub-adviser is required to aggregate its positions with those of other MSIM Inc. business units for position limit calculations, the sub-adviser may have to refrain from making investments due to the positions held by other MSIM Inc. business units or their clients. There may be other situations where the sub-adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the sub-adviser may limit purchases or sales of securities in respect of which MSIM Inc. is engaged in an underwriting or other distribution capacity.
MSIM Inc. has established certain information barriers and other policies to address the sharing of information between different businesses within MSIM Inc.. As a result of information barriers, the sub-adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of MSIM Inc. and generally will not manage the funds with the benefit of the information held by such other areas. MSIM Inc., due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the funds in a manner that may be adverse to the funds, and will not have any obligation or other duty to share information with the sub-adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, MSIM Inc. personnel, including personnel of the sub-adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The sub-adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the sub-adviser to engage in or otherwise effect transactions on behalf of the funds (including purchasing or selling securities that the sub-adviser may otherwise have purchased or sold for a ffund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the sub-adviser generally will be subject to fiduciary requirements. The sub-adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to MSIM Inc. and the sub-adviser will also apply internally within the sub-adviser. As a result, a fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the sub-adviser, the sub-adviser limits an activity or transaction for a fund, including if the fund is managed by a portfolio management team other than the team holding such information.
Investments by MSIM Inc. and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, MSIM Inc., including the sub-adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a fund or its shareholders. A fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a fund and other investment funds, programs, accounts and businesses advised by or affiliated with the sub-adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the sub-adviser to favor such other accounts.
MSIM Inc. currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. MSIM Inc. and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a fund beforehand. Subject to the foregoing, MSIM Inc. may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a fund’s investment
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objectives. A fund may invest in opportunities that MSIM Inc. and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a fund’s advantage. There can be no assurance that a fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the sub-adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the sub-adviser, including the funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the sub-adviser. Each client of the sub-adviser that is subject to the allocation policies and procedures, including each fund, is assigned an investment team and portfolio manager(s) by the sub-adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a fund.
It is possible that MSIM Inc. or an Affiliated Investment Account, including another MSIM Inc. fund, will invest in or advise (in the case of MSIM Inc.) a company that is or becomes a competitor of a company of which a fund holds an investment. Such investment could create a conflict between the fund, on the one hand, and MSIM Inc. or the Affiliated Investment Account, on the other hand. In such a situation, MSIM Inc. may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a fund.
In addition, certain investment professionals who are involved in a fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the sub-adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of MSIM Inc. and its affiliates may serve on the boards of directors of or advise companies which may compete with a fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by MSIM Inc. and its affiliates may pursue investment opportunities that may also be suitable for a fund.
It should be noted that MSIM Inc. may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly MSIM Inc.’s investment in a fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of MSIM Inc., including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the sub-adviser, including a fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the sub-adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the sub-adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the sub-adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the sub-adviser’s clients, including the funds, and the Affiliated Investment Accounts managed by Eaton Vance.
The sub-adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a fund even though such other clients’ investment objectives may be similar to those of the fund.
The sub-adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The sub-adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the sub-adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a fund. At times, the sub-adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the sub-adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the sub-adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the sub-adviser in the allocation of management time, resources and investment opportunities. The
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sub-adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the sub-adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The sub-adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the sub-adviser’s clients, including the funds, and the Affiliated Investment Accounts managed by Eaton Vance.
MSIM Inc. and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the sub-adviser. The MSIM Inc. and affiliate trading desks may compete against the sub-adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the fund and certain other MS Investment Accounts (the “MS Investment Department”) may be different from the entities and individuals that provide investment-related services to Eaton Vance Investment Accounts (the “Eaton Vance Investment Department” and, together with the MS Investment Department, the “Investment Departments”). Although MSIM Inc. has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, an Eaton Vance Investment Account could trade in advance of the fund (and vice versa), might complete trades more quickly and efficiently than the fund, and/or achieve different execution than the fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the fund and the Eaton Vance Investment Department may result, from time to time, in the fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the fund than such Affiliated Investment Account. The MS Investment Department will not knowingly or intentionally cause the fund to engage in a cross trade with an account serviced by the Eaton Vance Investment Department, however, subject to applicable law and internal policies and procedures, the fund may conduct cross trades with other accounts serviced by the MS Investment Department. Although the MS Investment Department may aggregate the fund’s trades with trades of other accounts serviced by the MS Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the Eaton Vance Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, MSIM Inc. will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a fund’s holdings, although these activities could have an adverse impact on the value of one or more of the fund’s investments, or could cause MSIM Inc. to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a fund. Furthermore, from time to time, the sub-adviser or its affiliates may invest “seed” capital in a fund, typically to enable the fund to commence investment operations and/or achieve sufficient scale. The sub-adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a fund.
MSIM Inc.’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including MSIM Inc.’s trading and principal investing businesses) will not be required to offer any investment opportunities to a fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
MSIM Inc.’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put MSIM Inc. in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances MSIM Inc. may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a fund’s interests.
Subject to the limitations of applicable law, a fund may purchase from or sell assets to, or make investments in, companies in which MSIM Inc. has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. MSIM Inc. advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. MSIM Inc. may act as an advisor to clients, including other investment funds that may compete with a fund and with respect to investments that a fund may hold. MSIM Inc. may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a fund. MSIM Inc. may give advice and provide recommendations to persons competing with a fund and/or any of a fund’s investments that are contrary to the fund’s best interests and/or the best interests of any of its investments.
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MSIM Inc. could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in MSIM Inc.’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a fund’s ability to transact with respect to one or more existing or potential investments. MSIM Inc. may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a fund’s best interests, on the one hand, and the interests of a MSIM Inc. client or counterparty, on the other hand.
To the extent that MSIM Inc. advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the sub-adviser’s flexibility in making investments in such restructurings on a fund’s behalf may be limited.
MSIM Inc. could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present MSIM Inc. with a conflict of interest vis-a-vis a fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, MSIM Inc. may provide a broad range of financial services to companies in which a fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and MSIM Inc. generally will be paid fees (that may include warrants or other securities) for such services. MSIM Inc. will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the sub-adviser) with a fund, and any advisory fees payable will not be reduced thereby.
MSIM Inc. may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. MSIM Inc.’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of MSIM Inc. in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the funds. For example, issuers may hire and compensate MSIM Inc. to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
Morgan Stanley’s Marketing Activities. MSIM Inc. is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a fund may invest in transactions in which MSIM Inc. acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by MSIM Inc. in such capacity will not be shared with the sub-adviser or the funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of MSIM Inc.’s clients with respect to an issuer of securities in which a fund has an investment may be adverse to the sub-adviser’s or a fund’s best interests. In conducting the foregoing activities, MSIM Inc. will be acting for its other clients and will have no obligation to act in the sub-adviser’s of a fund’s best interests.
Client Relationships. MSIM Inc. has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, MSIM Inc. may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a fund, its shareholders or the entities in which the fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a fund.
In acting as principal or in providing advisory and other services to its other clients, MSIM Inc. may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the sub-adviser on a fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which a funds’ interests may conflict with the interests of one or more general accounts of MSIM Inc. and its affiliates or accounts managed by MSIM Inc. or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to MSIM Inc. or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. MSIM Inc. and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to MSIM Inc. or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the MSIM Inc. funds, investment vehicles and accounts (which may or may
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not include a fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the MSIM Inc. funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a fund invests in certain companies or other entities, other funds affiliated with the sub-adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the sub-adviser may invest in the companies or other entities in which a fund has made an investment. Under such circumstances, a fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a fund are different from (or take priority over) those held by such other funds, the sub-adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a fund.
Allocation of Expenses. Expenses may be incurred that are attributable to a fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The sub-adviser and its affiliates intend to allocate such common expenses among a fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the sub-adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by a fund, the sub-adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the sub-adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of a fund’s investment (which will reduce the net return realized by a fund).
Transactions with Affiliates. The sub-adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a MSIM Inc. affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the sub-adviser nor any investment sub-adviser will purchase securities on behalf of a fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the sub-adviser on behalf of a fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, MSIM Inc. may face conflicts of interest when the funds use service providers affiliated with MSIM Inc. because MSIM Inc. receives greater overall fees when they are used.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the sub-adviser, related persons of the sub-adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the sub-adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The sub-adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
T. Rowe Price
T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Portfolio’s investments and the investments of the other account(s).
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for the Portfolios based on the investment objectives, policies, practices and other relevant investment considerations that they believe are applicable to the Portfolios. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Investments made by the Portfolio and the results achieved by the Portfolio at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Portfolio. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price Funds. T. Rowe Price acts as sub-adviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
T. Rowe Price and its affiliates furnish investment management and advisory services to numerous clients in addition to the T. Rowe Price funds, and T. Rowe Price or its affiliates may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which have performance or higher fees paid to T. Rowe Price), which may be the same as or different from those made to the fund. In addition, T. Rowe Price, its affiliates and significant shareholders and any officer, director, shareholder or employee
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may or may not have an interest in the securities whose purchase and sale T. Rowe Price recommends to the T. Rowe Price funds. In addition, T. Rowe Price may refrain from rendering any advice or services concerning securities of companies of which any of T. Rowe Price’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which T. Rowe Price or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material nonpublic information.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. Additional potential conflicts may be inherent in our use of multiple strategies. Regulatory requirements may prohibit T. Rowe Price or its affiliates from investing in certain companies on behalf of some of their clients, including the T. Rowe Price funds, while at the same time not prohibiting T. Rowe Price or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price or its affiliates’ ability to negotiate certain rights, remedies, or take other actions on behalf of the T. Rowe Price funds with respect to an investment also may be limited in situations in which an affiliate of the T. Rowe Price funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price or its affiliates, on the one hand, and one or more T. Rowe Price funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price or its affiliates may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of themselves or one or more clients other than the T. Rowe Price funds with respect to an issuer in which a T. Rowe Price fund has invested, and such actions (or refraining from action) may have a material adverse effect on such T. Rowe Price fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients (including the T. Rowe Price funds) hold positions in multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams, or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a T. Rowe Price fund could sustain losses during periods in which T. Rowe Price or its affiliates and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.
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Voya IM
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolios. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Portfolio maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.
Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.
Compensation
CBRE
In principal, portfolio manager compensation is not based on the performance of any particular account, including the Portfolios, nor is compensation based on the level of Portfolio assets.
Compensation for each portfolio manager is structured as follows:
Base Salary – Each portfolio manager receives a base salary. Base salaries have been established at a competitive market level and are set forth in the portfolio manager’s employment agreement. Base salaries are reviewed periodically by the CBRE Compensation Committee (“Compensation Committee”) and its Board of Directors, but adjustments are expected to be relatively infrequent.
Bonus – Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of the firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, firm, and overall investment process. Each of the portfolio managers is a member of the Compensation Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required.
Deferred Compensation – CBRE requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to CBRE’s clients. The value of deferred bonus amounts is tied to the performance of CBRE investment funds chosen by the Compensation Committee; provided, that the Compensation Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the firm.
Profit Participation – Each of the portfolio managers is a principal and owns shares of the firm. The firm distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.
Other Compensation – Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group, Inc.’s 401(k) plan.
Invesco
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors
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used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager for the one-, three-, and five-year performance against fund peer group. Rolling time periods are based on calendar end.
Portfolio managers may be granted an annual deferral award that vests on a pro rata basis over a four-year period.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
Deferred/Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco. Deferred compensation awards may take the form of annual fund deferral awards or long-term equity awards. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the portfolio manager and are settled in cash. Long-term equity awards are settled in Invesco common shares. Both fund deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.
JPMorgan
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives.  This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The compensation framework for JPMorgan portfolio managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation – base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”) and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level. The performance dimensions for portfolio managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:
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Investment performance, generally weighted more to the long-term, with specific consideration for portfolio managers of investment performance relative to competitive indices or peers over one-, three-, five-, and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the portfolio managers success in tracking such index;
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The scale and complexity of their investment responsibilities;
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Individual contribution relative to the client’s risk and return objectives;
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Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and
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Adherence with JPMorgan’s compliance, risk, regulatory, and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material environmental, social and corporate governance (“ESG”) factors that are intended to be assessed in investment decision-making.
In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual portfolio manager. Feedback from JPMorgan’s risk and control professionals is considered in assessing performance and compensation.
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Portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s MIP. In general, the MIP provides for a rate of return equal to that of the particular Portfolio(s), thereby aligning the portfolio manager’s pay with that of the client’s experience/return.
For portfolio managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the portfolio manager.
For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the Portfolio(s) the portfolio manager manages, as determined by the employee’s respective manager and reviewed by senior management.
In addition, named portfolio managers on a sustainable Portfolio are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable Portfolio.
To hold individuals responsible for taking risks inconsistent with JPMorgan’s risk appetite and to discourage future imprudent behavior, JPMorgan has policies and procedures that enable them to take prompt and proportionate actions with respect to accountable individuals, including:
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Reducing or altogether eliminating annual incentive compensation;
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Cancelling unvested awards (in full or in part);
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Clawback/recovery of previously paid compensation (cash and/or equity);
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Demotion, negative performance rating, or other appropriate employment actions; and
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Termination of employment.
The precise actions JPMorgan takes with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.

In evaluating each portfolio manager’s performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:
VY® JPMorgan Emerging Markets Equity Portfolio uses the MSCI EM Index
VY® JPMorgan Small Cap Core Equity Portfolio uses the Russell 2000® Index
MSIM Inc.
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (“IMAP”) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.Incentive compensation may include:
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Cash Bonus.
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Deferred Compensation:
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A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
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IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
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Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
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MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
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Revenue and profitability of the business and/or each fund/account managed by the portfolio manager
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Revenue and profitability of the Firm
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Return on equity and risk factors of both the business units and Morgan Stanley
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Assets managed by the portfolio manager
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External market conditions
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New business development and business sustainability
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Contribution to client objectives
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Team, product and/or MSIM and its affiliates that are investment advisers (including Parametric) performance
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The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)
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Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
T. Rowe Price
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors:
Investment performance over one-, three-, five-, and ten-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Australia, T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management as appropriate), evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pretax basis although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account. Contribution to T. Rowe Price's overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
Voya IM
Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.
Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.
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The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).
Voya IM's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators, and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.
If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock, or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
For the Portfolios, Voya IM has defined the following indices as the benchmark indices for the investment team:

Portfolio	Portfolio Manager	Benchmark
Voya Balanced Income Portfolio	Justin Montminy, CFA; Barbara Reinhard, CFA; Brian Timberlake, Ph.D., CFA; and Leigh Todd, CFA	60% Bloomberg U.S. Aggregate Bond Index; 30% Russell 1000® Index; 10% MSCI EAFE® Index
Voya Government Liquid Assets Portfolio	David S. Yealy	iMoney Net First Tier Retail Index
Voya High Yield Portfolio	Mohamed Basma, CFA and Randall Parrish, CFA	Bloomberg High Yield Bond - 2% Issuer Constrained Composite Index
Voya Inflation Protected Bond Plus Portfolio	Sean Banai, CFA; Anuranjan Sharma; and Brian Timberlake, Ph.D., CFA	Bloomberg U.S. Treasury Inflation Protected Securities Index
Voya Large Cap Growth Portfolio	Kristy Finnegan, CFA and Leigh Todd, CFA	Russell 1000® Growth Index
Voya Large Cap Value Portfolio	Vincent Costa, CFA; James Dorment, CFA; and Gregory Wachsman, CFA	Russell 1000® Value Index
Voya Limited Maturity Bond Portfolio	Sean Banai, CFA; David Goodson; and Randall Parrish, CFA	Bloomberg U.S. 1-3 Year Government/Credit Bond Index
Voya U.S. Stock Index Portfolio	Mark Buccigross and Kai Yee Wong	S&P 500® Index
Ownership of Securities
The following table shows the dollar range of Portfolio shares beneficially owned by each portfolio manager (including investments by his/her immediate family members) and amounts invested through retirement and deferred compensation plans as of December 31, 2024.

Portfolio Manager	Investment Adviser or Sub-Adviser	Fund(s) Managed by the Portfolio Manager	Dollar Range of Fund Shares Owned
Sean Banai, CFA	Voya IM	Voya Inflation Protected Bond Plus Portfolio	None
		Voya Limited Maturity Bond Portfolio	None
Mohamed Basma, CFA	Voya IM	Voya High Yield Portfolio	None
Mark Buccigross[1]	Voya IM	Voya U.S. Stock Index Portfolio	None
Wonseok Choi, Ph.D.	JPMorgan	VY® JPMorgan Small Cap Core Equity Portfolio	None
John Citron, CFA[2]	JPMorgan	VY® JPMorgan Emerging Markets Equity Portfolio	None
Vincent Costa, CFA	Voya IM	Voya Large Cap Value Portfolio	None
James Dorment, CFA	Voya IM	Voya Large Cap Value Portfolio	None
Leon Eidelman, CFA	JPMorgan	VY® JPMorgan Emerging Markets Equity Portfolio	None
Kristy Finnegan, CFA	Voya IM	Voya Large Cap Growth Portfolio	None
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Portfolio Manager	Investment Adviser or Sub-Adviser	Fund(s) Managed by the Portfolio Manager	Dollar Range of Fund Shares Owned
Austin Forey	JPMorgan	VY® JPMorgan Emerging Markets Equity Portfolio	None
Alex Gabriele	MSIM Limited	VY® Morgan Stanley Global Franchise Portfolio	None
David R. Giroux, CFA	T. Rowe Price Investment Management, Inc.	VY® T. Rowe Price Capital Appreciation Portfolio	None
David Goodson	Voya IM	Voya Limited Maturity Bond Portfolio	None
Akash Gupta, CFA	JPMorgan	VY® JPMorgan Small Cap Core Equity Portfolio	None
Phillip D. Hart, CFA	JPMorgan	VY® JPMorgan Small Cap Core Equity Portfolio	None
Robert Ippolito, CFA	JPMorgan	VY® JPMorgan Small Cap Core Equity Portfolio	None
Brian Jurkash	Invesco	VY® Invesco Growth and Income Portfolio	None
John Linehan, CFA	T. Rowe Price	var:FUND_TRowe Eq Income P,0001qq]	None
William D. Lock	MSIM Limited	VY® Morgan Stanley Global Franchise Portfolio	None
Sergio Marcheli	Invesco	VY® Invesco Growth and Income Portfolio	None
Amit Mehta, CFA	JPMorgan	VY® JPMorgan Emerging Markets Equity Portfolio	None
Jonathan D. Miniman, CFA	CBRE	VY® CBRE Real Estate Portfolio	None
Justin Montminy, CFA[1]	Voya IM	Voya Balanced Income Portfolio	None
Randall Parrish, CFA	Voya IM	Voya High Yield Portfolio	None
		Voya Limited Maturity Bond Portfolio	None
Bruno Paulson	MSIM Limited	VY® Morgan Stanley Global Franchise Portfolio	None
Daniel J. Percella, CFA	JPMorgan	VY® JPMorgan Small Cap Core Equity Portfolio	None
Richard Perrott	MSIM Limited	VY® Morgan Stanley Global Franchise Portfolio	None
Christopher S. Reich, CFA	CBRE	VY® CBRE Global Real Estate Portfolio	None
Barbara Reinhard, CFA	Voya IM	Voya Balanced Income Portfolio	None
Don San Jose, CFA	JPMorgan	VY® JPMorgan Small Cap Core Equity Portfolio	None
Anuranjan Sharma	Voya IM	Voya Inflation Protected Bond Plus Portfolio	None
Joseph P. Smith, CFA	CBRE	VY® CBRE Global Real Estate Portfolio	None
		VY® CBRE Real Estate Portfolio	None
Nic Sochovsky	MSIM Limited	VY® Morgan Stanley Global Franchise Portfolio	None
Brian Timberlake, Ph.D., CFA	Voya IM	Voya Balanced Income Portfolio	None
		Voya Inflation Protected Bond Plus Portfolio	None
Matthew Titus, CFA	Invesco	VY® Invesco Growth and Income Portfolio	None
Leigh Todd, CFA	Voya IM	Voya Balanced Income Portfolio	None
		Voya Large Cap Growth Portfolio	None
Gregory Wachsman, CFA	Voya IM	Voya Large Cap Value Portfolio	None
Marcus Watson	MSIM Limited	VY® Morgan Stanley Global Franchise Portfolio	None
Kenneth S. Weinberg, CFA	CBRE	VY® CBRE Global Real Estate Portfolio	None
		VY® CBRE Real Estate Portfolio	None
Kai Yee Wong	Voya IM	Voya U.S. Stock Index Portfolio	None
David S. Yealy	Voya IM	Voya Government Liquid Assets Portfolio	None
1
Added as a portfolio manager February 28, 2025.
2
Added as a portfolio manager March 19, 2025.
PRINCIPAL UNDERWRITER
The Distributor, a Delaware limited liability company, is the principal underwriter and distributor of each Portfolio. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. The Distributor’s principal business address is
7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Shares of each Portfolio are offered on a continuous basis. As principal underwriter, the Distributor has agreed to use its best efforts to distribute the shares of each Portfolio, although it is not obligated to sell any particular amount of shares.
The Distributor is responsible for all of its expenses in providing services pursuant to the Distribution Agreement, including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares. The Distributor does not receive compensation for providing services under the Distribution Agreement, but may be compensated or reimbursed for all or a portion of such expenses to the extent permitted under a Rule 12b-1 Plan.
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The Distribution Agreement may be continued from year to year if approved annually by the Trustees or by a vote of a majority of the outstanding voting securities of each Portfolio and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust or parties to the Distribution Agreement, appearing in person at a meeting called for the purpose of approving such Agreement.
The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Trustees or the Distributor or by vote of a majority of the outstanding voting securities of the Portfolio without the payment of any penalty.
DISTRIBUTION AND/OR SHAREHOLDER SERVICE PLANS
Each Portfolio has adopted one or more Distribution and/or Distribution and Service Plans pursuant to Rule 12b-1 (each, a “Rule 12b-1 Plan” and together, the “Rule 12b-1 Plans”). In addition, certain share classes may have adopted Shareholder Service Plans (together with the Rule 12b-1 Plans referenced above, the “Plans”). Certain share classes may pay a combined distribution and shareholder service fee.
Under the Plan, the Distributor may be entitled to a payment each month in connection with the offering, sale, and shareholder servicing of shares as a percentage of the average daily net assets attributable to each class of shares. Each Portfolio intends to operate the Rule
12b-1 Plan in accordance with its terms and FINRA rules concerning sales charges. The table below reflects the Plan for each Portfolio. Certain share classes do not pay distribution or shareholder service fees and are not included in the table. Not all classes may be offered for each Portfolio. The cover of this SAI indicates the classes that are currently offered. The table should be read in conjunction with the section entitled “Distribution Fee Waivers” below.

Portfolio	Type of Plan	Distribution Fee	Shareholder Service Fee	Combined Distribution and Shareholder Service Fee
All Portfolios (except Voya U.S. Stock Index Portfolio)
Class ADV	Distribution and Shareholder Service Plan	0.35%	0.25%	N/A
Class S	Shareholder Service Plan	N/A	0.25%	N/A
Class S2	Distribution Plan	0.15%	N/A	N/A
	Shareholder Service Plan	N/A	0.25%	N/A
Voya U.S. Stock Index Portfolio
Class ADV	Distribution and Shareholder Service Plan	0.28%	0.25%	N/A
Class S	Shareholder Service Plan	N/A	0.25%	N/A
Class S2	Distribution Plan	0.15%	N/A	N/A
	Shareholder Service Plan	N/A	0.25%	N/A
Distribution Fee Waivers
The Distributor is contractually obligated to waive 0.01% of the shareholder service fee for Class S shares of Voya U.S. Stock Index Portfolio through May 1, 2026. Termination or modification of this obligation requires approval by the Board.
Services Provided for the Distribution Fee
The distribution fee for a specific class may be used to cover the expenses of the Distributor primarily intended to result in the sale of that class of shares, including payments to securities dealers for selling shares of the Portfolio (which may include the principal underwriter itself) and other financial institutions and organizations to obtain various distribution related and/or administrative services for that Portfolio. These Service Organizations may include (i) insurance companies that issue variable annuities and variable life insurance policies (the “Variable Contracts”) for which each Portfolio serves, either directly or indirectly through funds-of-funds or master-feeder arrangements, as an investment option, (ii) the distributors of the Variable Contracts, or (iii) a designee of any such persons to obtain various distribution related and/or administrative services for the Portfolio and its direct or indirect shareholders.
Distribution fees may be paid to cover expenses incurred in promoting the sale of that class of shares including, among other things (i) promotional activities; (ii) preparation and distribution of advertising materials and sales literature; (iii) personnel costs and overhead of the Distributor; (iv) the costs of printing and distributing to prospective investors the prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; (v) payments to dealers and others that provide shareholder services (including the processing of new shareholder applications and serving as a primary source of information to customers in providing information and answering questions concerning each Portfolio and their transactions in each Portfolio); and (vi) costs of administering the Rule 12b-1 Plans. In addition, distribution fees may be used to compensate sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts and to provide other services to shareholders, plan participants, plan sponsors and plan administrators.
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Services Provided for the Shareholder Service Fee
The shareholder service fees may be used to pay securities dealers (including the Distributor) and other financial institutions, plan administrators and organizations for services including, but not limited to: (i) acting as the shareholder of record; (ii) processing purchase and redemption orders; (iii) maintaining participant account records; (iv) answering participant questions regarding each Portfolio; (v) facilitation of the tabulation of shareholder votes in the event of a meeting of Portfolio shareholders; (vi) the conveyance of information relating to shares purchased and redeemed and share balances to each Portfolio and to service providers; (vii) provision of support services including providing information about each Portfolio; and (viii) provision of other services as may be agreed upon from time to time. In addition, shareholder service fees may be used for the provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Trust, including fund transfers, dollar cost averaging, asset allocation, Portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.
Initial Board Approval, Continuation, Termination, and Amendments to the Rule 12b-1 Plan
In approving the Rule 12b-1 Plans, the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plans or any agreements relating to the Rule 12b-1 Plans (the “Rule 12b-1 Trustees”), concluded that there is a reasonable likelihood that the Rule 12b-1 Plans would benefit each Portfolio and each respective class of shareholders.
The Rule 12b-1 Plans continue from year to year, provided such continuance is approved annually by vote of a majority of the Board, including a majority of the Rule 12b-1 Trustees. The Rule 12b-1 Plan for a particular class may be terminated at any time, without penalty, by vote of a majority of the Rule 12b-1 Trustees or by a majority of the outstanding shares of the applicable class of a Portfolio.
Each Rule 12b-1 Plan may not be amended to increase materially the amount spent for distribution expenses as to a Portfolio without approval by a majority of the outstanding shares of the applicable class of the Portfolio, and all material amendments to a Rule 12b-1 Plan must be approved by a vote of the majority of the Board, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.
Further Information About the Rule 12b-1 Plan
The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether a Plan should be continued. The terms and provisions of the Rule 12b-1 Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.
Each of the Rule 12b-1 Plans (except the Rule 12b-1 Plan for Class S2 shares) is a compensation plan. This means that the Distributor will receive payment without regard to the actual distribution expenses it incurs. In the event a Rule 12b-1Plan is terminated in accordance with its terms, the obligations of a Portfolio to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Portfolio will not be required to make any payment for expenses incurred after the date the Rule 12b-1 Plan terminates.
The Rule 12b-1 Plan for Class S2 shares is a reimbursement plan. This means that the Portfolio makes monthly payments to the Distributor in order to pay or reimburse any recipient for eligible expenses. Class S2 shares of each Portfolio are liable for any distribution expenses incurred in excess of the Distribution Fee paid for a period of three years. If the Rule 12b-1 Plan is terminated, no further payments shall be made under the Rule 12b-1 Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.
The Rule 12b-1 Plans were adopted because of the anticipated benefits to each Portfolio. These anticipated benefits include increased promotion and distribution of each Portfolio’s shares, and enhancement in each Portfolio’s ability to maintain accounts and improve asset retention and increased stability of assets for each Portfolio.
Termination and Amendments to the Shareholder Service Plan
The Shareholder Service Plan for a particular class may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees.
Any material amendment to the Shareholder Service Plan must be approved by a majority of the Independent Trustees. In addition, the Shareholder Service Plan may not be revised except by mutual written agreement between the parties to the Plan.
Total Distribution Expenses
The following table sets forth the total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for each Portfolio for the most recent fiscal year. “N/A” in the table indicates that, as the Portfolio or class was not in operation during the relevant fiscal period, no information is shown.

Portfolio	Class	Advertising	Printing	Salaries & Commissions	Broker Servicing	Miscellaneous	Total
Voya Balanced Income Portfolio	ADV	$0	$0	$610	$279,788	$0	$280,398
	I	$0	$0	$1,783	$0	$0	$1,783
	S	$0	$0	$1,684	$426,449	$0	$428,133
	S2	$0	$0	$55	$10,410	$0	$10,465
Voya Government Liquid Assets Portfolio	I	$0	$0	$0	$0	$0	$0
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Portfolio	Class	Advertising	Printing	Salaries & Commissions	Broker Servicing	Miscellaneous	Total
	S	$0	$0	$0	$662,309	$0	$662,309
	S2	$0	$0	$0	$2,931,498	$0	$2,931,498
Voya High Yield Portfolio	ADV	$0	$0	$1,659	$351,582	$0	$353,240
	I	$0	$0	$6,361	$0	$0	$6,361
	S	$0	$0	$3,790	$306,903	$0	$310,694
	S2	$0	$0	$71	$5,155	$0	$5,227
Voya Inflation Protected Bond Plus Portfolio	ADV	$0	$0	$0	$215,449	$0	$215,449
	I	$0	$0	$0	$0	$0	$0
	S	$0	$0	$0	$262,923	$0	$262,923
Voya Large Cap Growth Portfolio	ADV	$0	$0	$11,395	$7,348,838	$0	$7,360,233
	I	$0	$0	$15,507	$0	$0	$15,507
	R6	$0	$0	$3,944	$0	$0	$3,944
	S	$0	$0	$10,693	$2,459,878	$0	$2,470,570
	S2	$0	$0	$2,234	$189,857	$0	$192,091
Voya Large Cap Value Portfolio	ADV	$0	$0	$761	$269,968	$0	$270,729
	I	$0	$0	$2,606	$0	$0	$2,606
	R6	$0	$0	$810	$0	$0	$810
	S	$0	$0	$1,093	$62,663	$0	$63,756
	S2	$0	$0	$2	$958	$0	$960
Voya Limited Maturity Bond Portfolio	ADV	$0	$0	$349	$63,978	$0	$64,327
	I	$0	$0	$2,627	$0	$0	$2,627
	S	$0	$0	$1,809	$134,938	$0	$136,747
Voya U.S. Stock Index Portfolio	ADV	$0	$0	$3,787	$481,630	$0	$485,416
	I	$0	$0	$35,140	$0	$0	$35,140
	S	$0	$0	$4,459	$484,926	$0	$489,385
	S2	$0	$0	$6,800	$773,396	$0	$780,197
VY® CBRE Global Real Estate Portfolio	ADV	$0	$0	$195	$58,830	$0	$59,025
	I	$0	$0	$2,558	$0	$0	$2,558
	S	$0	$0	$1,187	$142,473	$0	$143,659
	S2	$0	$0	$29	$2,336	$0	$2,365
VY® CBRE Real Estate Portfolio	ADV	$0	$0	$729	$215,511	$0	$216,240
	I	$0	$0	$171	$0	$0	$171
	S	$0	$0	$1,847	$327,942	$0	$329,790
	S2	$0	$0	$179	$26,497	$0	$26,677
VY® Invesco Growth and Income Portfolio	ADV	$0	$0	$0	$89,595	$0	$89,595
	I	$0	$0	$0	$0	$0	$0
	S	$0	$0	$0	$589,045	$0	$589,045
	S2	$0	$0	$0	$60,387	$0	$60,387
VY® JPMorgan Emerging Markets Equity Portfolio	ADV	$0	$0	$0	$214,907	$0	$214,907
	I	$0	$0	$0	$0	$0	$0
	S	$0	$0	$0	$453,819	$0	$453,819
	S2	$0	$0	$0	$18,964	$0	$18,964
VY® JPMorgan Small Cap Core Equity Portfolio	ADV	$0	$0	$0	$662,176	$0	$662,176
	I	$0	$0	$0	$0	$0	$0
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Portfolio	Class	Advertising	Printing	Salaries & Commissions	Broker Servicing	Miscellaneous	Total
	R6	$0	$0	$0	$0	$0	$0
	S	$0	$0	$0	$211,697	$0	$211,697
	S2	$0	$0	$0	$10,680	$0	$10,680
VY® Morgan Stanley Global Franchise Portfolio	ADV	$0	$0	$0	$606,002	$0	$606,002
	R6	$0	$0	$0	$0	$0	$0
	S	$0	$0	$0	$442,224	$0	$442,224
	S2	$0	$0	$0	$110,762	$0	$110,762
VY® T. Rowe Price Capital Appreciation Portfolio	ADV	$0	$0	$0	$11,696,833	$0	$11,696,833
	I	$0	$0	$0	$0	$0	$0
	R6	$0	$0	$0	$0	$0	$0
	S	$0	$0	$0	$8,309,473	$0	$8,309,473
	S2	$0	$0	$0	$177,914	$0	$177,914
VY® T. Rowe Price Equity Income Portfolio	ADV	$0	$0	$0	$360,746	$0	$360,746
	I	$0	$0	$0	$0	$0	$0
	S	$0	$0	$0	$357,385	$0	$357,385
	S2	$0	$0	$0	$312,652	$0	$312,652
Total Distribution and Shareholder Service Fees Paid:
The table below sets forth the total distribution and shareholder service fees paid by each Portfolio to the Distributor for the last three fiscal years.

Portfolio	2024	2023	2022
Voya Balanced Income Portfolio	$716,638	$741,622	$883,356
Voya Government Liquid Assets Portfolio	$3,593,864	$3,246,449	$2,952,278
Voya High Yield Portfolio	$662,757	$806,672	$918,063
Voya Inflation Protected Bond Plus Portfolio	$478,343	$552,525	$679,344
Voya Large Cap Growth Portfolio	$9,964,299	$11,436,170	$12,691,781
Voya Large Cap Value Portfolio	$333,545	$323,625	$357,857
Voya Limited Maturity Bond Portfolio	$198,924	$216,235	$244,606
Voya U.S. Stock Index Portfolio	$1,758,529	$1,649,778	$1,686,120
VY® CBRE Global Real Estate Portfolio	$203,651	$214,032	$260,125
VY® CBRE Real Estate Portfolio	$569,952	$596,423	$762,989
VY® Invesco Growth and Income Portfolio	$737,233	$927,480	$1,035,517
VY® JPMorgan Emerging Markets Equity Portfolio	$687,518	$752,281	$859,737
VY® JPMorgan Small Cap Core Equity Portfolio	$884,425	$866,482	$965,969
VY® Morgan Stanley Global Franchise Portfolio	$1,159,021	$1,207,139	$1,326,660
VY® T. Rowe Price Capital Appreciation Portfolio	$20,162,883	$19,903,458	$20,530,047
VY® T. Rowe Price Equity Income Portfolio	$1,030,685	$979,359	$1,061,662
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OTHER SERVICE PROVIDERS
Custodian
The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as custodian for each Portfolio.
The custodian’s responsibilities include safekeeping and controlling each Portfolio’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Portfolio’s investments. The custodian does not participate in determining the investment policies of a Portfolio, in deciding which securities are purchased or sold by the Portfolio, or in the declaration of dividends and distributions. A Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.
For portfolio securities that are purchased and held outside the United States, the custodian has entered into sub-custodian arrangements with certain foreign banks and clearing agencies which are designed to comply with Rule 17f-5 under the 1940 Act.
Independent Registered Public Accounting Firm
Ernst & Young LLP serves as an independent registered public accounting firm for each Portfolio. Ernst & Young LLP provides audit services and tax return preparation services. Ernst & Young LLP is located at 200 Clarendon Street, Boston, Massachusetts 02116.
Legal Counsel
Legal matters for the Trust are passed upon by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.
Transfer Agent and Dividend Paying Agent
BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”) serves as the transfer agent and dividend-paying agent for each Portfolio. Its principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809. As transfer agent and dividend-paying agent, BNY Mellon Investment Servicing (U.S.) Inc. is responsible for maintaining account records, detailing the ownership of Portfolio shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.
Securities Lending Agent
The Bank of New York Mellon serves as the securities lending agent. The services provided by The Bank of New York Mellon, as the securities lending agent, for the most recent fiscal year primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of a Portfolio with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities in accordance with specific guidelines and instructions provided by the Investment Adviser;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class, and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to a Portfolio at loan termination.
The following table provides the dollar amounts of income and fees/compensation related to the securities lending activities of each Portfolio for its most recent fiscal year. There are no fees paid to the securities lending agent for cash collateral management services, administrative fees, indemnification fees, or other fees.

Portfolio	Gross securities lending income	Fees paid to securities lending agent from revenue split	Positive Rebate	Negative Rebate	Net Rebate	Securities Lending losses/ gains	Total Aggregate fees/ compensation paid to securities lending agent or broker	Net Securities Income
Voya Balanced Income Portfolio	$231,493	$2,425	$206,130	$(1,678)	$204,452	None	$208,555	$24,616
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Portfolio	Gross securities lending income	Fees paid to securities lending agent from revenue split	Positive Rebate	Negative Rebate	Net Rebate	Securities Lending losses/ gains	Total Aggregate fees/ compensation paid to securities lending agent or broker	Net Securities Income
Voya Government Liquid Assets Portfolio	None	None	None	None	None	None	None	None
Voya High Yield Portfolio	$2,330,919	$26,467	$2,048,982	$(12,253)	$2,036,729	None	$2,075,449	$267,723
Voya Inflation Protected Bond Plus Portfolio	None	None	None	None	None	None	None	None
Voya Large Cap Growth Portfolio	$162,238	$898	$152,262	$0	$152,262	None	$153,160	$9,078
Voya Large Cap Value Portfolio	$330,098	$2,086	$306,915	$0	$306,915	None	$309,001	$21,097
Voya Limited Maturity Bond Portfolio	$565,409	$4,227	$518,411	$(7)	$518,405	None	$522,638	$42,778
Voya U.S. Stock Index Portfolio	$96,919	$2,144	$86,679	$(13,586)	$73,093	None	$88,823	$21,682
VY® CBRE Global Real Estate Portfolio	$100,728	$1,215	$87,538	$(321)	$87,217	None	$88,753	$12,296
VY® CBRE Real Estate Portfolio	$84,760	$445	$79,903	$(90)	$79,813	None	$80,348	$4,502
VY® Invesco Growth and Income Portfolio	$21,647	$308	$18,224	$0	$18,224	None	$18,532	$3,115
VY® JPMorgan Emerging Markets Equity Portfolio	$89,177	$1,141	$76,538	$(43)	$76,495	None	$77,679	$11,541
VY® JPMorgan Small Cap Core Equity Portfolio	$498,929	$9,778	$431,297	$(41,103)	$390,194	None	$441,075	$98,957
VY® Morgan Stanley Global Franchise Portfolio	$20,322	$174	$18,386	$0	$18,386	None	$18,560	$1,762
VY® T. Rowe Price Capital Appreciation Portfolio	$4,130,625	$23,750	$3,867,611	$(918)	$3,866,693	None	$3,891,361	$240,182
VY® T. Rowe Price Equity Income Portfolio	$392,970	$8,746	$334,735	$(38,954)	$295,781	None	$343,481	$88,443
PORTFOLIO TRANSACTIONS
The Investment Adviser or a Sub-Adviser for each Portfolio places orders for the purchase and sale of investment securities for each Portfolio, pursuant to authority granted in the relevant Investment Management Agreement or Sub-Advisory Agreement.
Subject to policies and procedures approved by the Board, the Investment Adviser and/or Sub-Adviser have discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).
In situations where a Sub-Adviser resigns or the Investment Adviser otherwise assumes day-to-day management of a Portfolio pursuant to its Investment Management Agreement with such Portfolio, the Investment Adviser will perform the services described herein as being performed by the Sub-Adviser.
How Securities Transactions are Effected
Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the U.S., these commissions are negotiated, while on many foreign (non-U.S.) securities exchanges commissions are fixed. Securities traded in the OTC markets (such as debt instruments and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis when, in the Investment Adviser’s or a Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Investment Adviser or a Sub-Adviser may also place trades using an ECN or ATS.
How the Investment Adviser or a Sub Adviser Selects Broker-Dealers
The Investment Adviser and the Sub-Adviser(s) have a duty to seek to obtain best execution of each Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Investment Adviser or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable
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brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, each firm’s execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Investment Adviser or a Sub-Adviser (consistent with the “safe harbor” described below and subject to the restrictions of the EU’s updated Markets in Financial Instruments Directive (“MiFID II”)); and each firm’s general reputation, financial condition and responsiveness to the Investment Adviser or the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of each Portfolio’s orders, the Investment Adviser or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of each Portfolio. Under these programs, the participating broker-dealers will return to each Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio. These credits are used to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolio, and not the Investment Adviser or the Sub-Adviser.
The Safe Harbor for Soft Dollar Practices
In selecting broker-dealers to execute a trade for each Portfolio, the Investment Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Investment Adviser or the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, the Investment Adviser or a Sub-Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a securities transaction for a Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, as long as the services provided to the Investment Adviser or Sub-Adviser by the broker-dealer: (i) are limited to “research” or “brokerage” services; (ii) constitute lawful and appropriate assistance to the Investment Adviser or Sub-Adviser in the performance of its investment decision-making responsibilities; and (iii) the Investment Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Investment Adviser’s or the Sub-Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients. In making such a determination, the Investment Adviser or Sub-Adviser might consider, in addition to the commission rate, the range and quality of a broker’s services, including the value of the research provided, execution capability, financial responsibility and responsiveness. The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Investment Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) of the 1934 Act is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Investment Adviser or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor. The provisions of MiFID II may limit the ability of a Sub-Adviser to pay for research services using soft dollars in various circumstances.
Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto including, but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Investment Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Investment Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Investment Adviser or the Sub-Adviser from its own funds, and not by portfolio commissions paid by a Portfolio.
Benefits to the Investment Adviser or a Sub-Adviser – Research products and services provided to the Investment Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for a Portfolio may be used by the Investment Adviser or the Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Investment Adviser or a Sub-Adviser in connection with each Portfolio. Some of these products and services are also available to the Investment Adviser or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the management fees payable to the Investment Adviser or the sub-advisory fees payable to a Sub-Adviser for services provided to each Portfolio. The Investment Adviser’s or a Sub-Adviser’s expenses would likely increase if the Investment Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself. It is possible that a Sub-Adviser subject to MiFID II will cause a Portfolio to pay for research services with soft dollars in circumstances where it is prohibited from doing so with respect to other client accounts, although those other client accounts might nonetheless benefit from those research services.
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Broker-Dealers that are Affiliated with the Investment Adviser or a Sub-Adviser
Portfolio transactions may be executed by brokers affiliated with Voya Financial, Inc., the Investment Adviser, or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.
Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities
The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and FINRA. Under these rules, the Investment Adviser or a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of a Portfolio when selecting a broker-dealer for portfolio transactions, and neither the Portfolio nor the Investment Adviser or Sub-Adviser may enter into an agreement under which the Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares. Each Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.
Principal Trades and Research
Purchases of securities for each Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which a Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.
More Information about Trading in Debt Instruments
Purchases and sales of debt instruments will usually be principal transactions. Such instruments often will be purchased from or sold to dealers serving as market makers for the instruments at a net price. Each Portfolio may also purchase such instruments in underwritten offerings and will, on occasion, purchase instruments directly from the issuer. Generally, debt instruments are traded on a net basis and do not involve brokerage commissions. The cost of executing debt instruments transactions consists primarily of dealer spreads and underwriting commissions.
In purchasing and selling debt instruments, it is the policy of each Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the instruments involved. While the Investment Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, each Portfolio will not necessarily pay the lowest spread or commission available.
Transition Management
Changes in sub-advisers, investment personnel, and reorganizations of a Portfolio may result in the sale of a significant portion or even all of a Portfolio’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio. Each Portfolio, the Investment Adviser, or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in sub-advisers, reorganization, or other changes.
Allocation of Trades
Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients is considered at, or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the other funds and such other clients in a manner deemed fair and equitable, over time, by the Investment Adviser or Sub-Adviser and consistent with the Investment Adviser’s or Sub-Adviser’s written policies and procedures. The Investment Adviser and Sub-Adviser may use different methods of trade allocation. The Investment Adviser’s and Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Portfolio participated are subject to periodic review by the Board. To the extent a Portfolio seeks to acquire (or dispose of) the same security at the same time as other funds, such Portfolio may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned. However, over time, a Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.
Cross-Transactions
The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof, provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the policy.
Brokerage Commissions Paid
The following table sets forth brokerage commissions paid by each Portfolio for the last three fiscal years. An increase or decrease in commissions is due to a corresponding increase or decrease in each Portfolio’s trading activity.

Portfolio	2024	2023	2022
Voya Balanced Income Portfolio	$172,662	$86,199	$122,467
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Portfolio	2024	2023	2022
Voya Government Liquid Assets Portfolio	$0	$0	$0
Voya High Yield Portfolio	$0	$0	$0
Voya Inflation Protected Bond Plus Portfolio	$57,181	$73,126	$44,552
Voya Large Cap Growth Portfolio	$689,893	$1,190,945	$1,114,676
Voya Large Cap Value Portfolio	$494,624	$344,727	$360,546
Voya Limited Maturity Bond Portfolio	$21,047	$16,463	$13,650
Voya U.S. Stock Index Portfolio	$203,099	$286,116	$295,341
VY® CBRE Global Real Estate Portfolio	$202,433	$240,633	$251,971
VY® CBRE Real Estate Portfolio	$177,400	$204,804	$222,628
VY® Invesco Growth and Income Portfolio	$71,075	$112,679	$53,032
VY® JPMorgan Emerging Markets Equity Portfolio	$150,585	$124,461	$89,765
VY® JPMorgan Small Cap Core Equity Portfolio	$331,575	$284,110	$319,537
VY® Morgan Stanley Global Franchise Portfolio	$27,541	$14,919	$17,795
VY® T. Rowe Price Capital Appreciation Portfolio	$852,897	$724,297	$1,047,511
VY® T. Rowe Price Equity Income Portfolio	$35,096	$39,166	$39,260
Affiliated Brokerage Commissions
Brokerage commissions paid to affiliated brokers are indicated in the table below.

Portfolio	Total Amount of Commissions Paid	Total Amount of Commissions Paid to Affiliate	% of Total Amount of Commissions Paid to Affiliates	% of Portfolio's Principal Amount of Transactions	Affiliated Broker
2024
VY® Invesco Growth and Income Portfolio	$71,075	$17,394	24.47%	25.55%	Invesco Capital Markets, Inc.
2023
VY® Invesco Growth and Income Portfolio	$112,679	$18,182	16.14%	17.77%	Invesco Capital Markets, Inc.
2022
VY® Invesco Growth and Income Portfolio	$53,032	$3,571	6.73%	8.68%	Invesco Capital Markets, Inc.
Invesco Capital Markets, Inc. is an affiliate of VY® Invesco Growth and Income Portfolio’s sub-adviser.
Securities of Regular Broker-Dealers
During the most recent fiscal year, each Portfolio listed below acquired securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies as follows:

Portfolio	Security Description	Market Value
Voya Balanced Income Portfolio	Bank of America	$2,381,997
	Bank of New York	$690,932
	Citigroup	$483,861
	Goldman Sachs	$2,710,165
	HSBC	$558,715
	JP Morgan Chase	$1,660,838
	Morgan Stanley	$1,289,701
	Standard Chartered	$19,833
	Truist Financial Corp.	$300,580
	Wells Fargo	$2,104,963
Voya High Yield Portfolio	Barclays	$1,330
Voya Inflation Protected Bond Plus Portfolio	Bank of America	$813,897
	Citigroup	$1,033,660
	Goldman Sachs	$5,575,638
	JP Morgan Chase	$5,259,941
	Morgan Stanley	$8,372,145
	Wells Fargo	$826,239
Voya Large Cap Growth Portfolio	Goldman Sachs	$27,649,529
Voya Large Cap Value Portfolio	Bank of America	$19,325,167
	Bank of New York	$13,277,607
	Goldman Sachs	$13,226,949
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Portfolio	Security Description	Market Value
	Wells Fargo	$15,246,013
Voya Limited Maturity Bond Portfolio	Bank of America	$3,417,820
	Bank of Montreal	$648,287
	Bank of New York	$1,081,885
	Credit Agricole	$438,272
	Deutsche Bank	$420,266
	Goldman Sachs	$1,853,110
	JP Morgan Chase	$6,888,269
	Keycorp	$247,891
	Mitsubishi Group	$1,247,725
	Mizuho Financial Group	$703,540
	Morgan Stanley	$4,352,788
	Royal Bank of Canada	$1,708,367
	Societe Generale	$476,186
	Truist Financial Corp.	$1,048,031
	UBS	$1,234,497
	US Bancorp	$516,778
	Wells Fargo	$1,381,622
Voya U.S. Stock Index Portfolio	Bank of America	$23,835,404
	Bank of New York	$4,538,348
	Citigroup	$10,815,564
	Goldman Sachs	$14,603,528
	Morgan Stanley	$12,670,313
	Wells Fargo	$18,999,780
VY® Invesco Growth and Income Portfolio	Bank of America	$5,310,303
	Goldman Sachs	$2,518,383
	Wells Fargo	$6,214,554
VY® T. Rowe Price Equity Income Portfolio	Bank of America	$3,497,497
	Citigroup	$5,126,996
	JP Morgan Chase	$5,566,546
	Morgan Stanley	$1,010,915
	Wells Fargo	$7,818,274
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ADDITIONAL INFORMATION ABOUT VOYA INVESTORS TRUST
Description of the Shares of Beneficial Interest
The Trust may issue unlimited shares of beneficial interest in the Trust with a par value of $0.001. The shares may be issued in one or more series and each series may consist of one or more classes. The Trust has twenty-two series, which are authorized to issue multiple classes of shares. Such classes are designated as Class ADV, Class I, Class R6, Class S and Class S2.
All shares of each series represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities belonging to the series or a class). Each series may have different assets and liabilities from any other series of the Trust. Furthermore, different share classes of a series may have different liabilities from other classes of that same series. The assets belonging to a series shall be charged with the liabilities of that series and all expenses, costs, charges and reserves attributable to that series, except that liabilities, expenses, costs, charges and reserves allocated solely to a particular class, if any, shall be borne by that class. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series or class, shall be allocated and charged by the Trustees to and among any one or more of the series or classes, in such manner as the Trustees in their sole discretion deem fair and equitable.
Redemption and Transfer of Shares
Shareholders of any series or class have the right to redeem all or part of their shares as described in the Prospectus and Declaration of Trust. Under certain circumstances, the Trust may suspend the right of redemption as allowed by the 1940 Act. Pursuant to the Declaration of Trust, the Trustees have the right to redeem shares of shareholders if at any time the total investment in such account does not have a minimum dollar value determined by the Trustees in their sole discretion, as set forth in the Prospectus from time to time. The transfer of shares is subject to rules that may be established by the Trustees for a particular series or class of shares as set forth in the Prospectus from time to time.
Material Obligations and Liabilities of Owning Shares
The Trust is organized as a Massachusetts business trust under Massachusetts law. Under Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the Trust’s obligations. However, the Declaration of Trust provides that no shareholders of any series or class shall be personally liable for any claims against the Trust and shareholders are indemnified against all loss and expense arising from such liability. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Portfolio would be unable to meet its obligations and the disclaimer within the Declaration of Trust is inoperative.
Subject to the foregoing, all shares issued by the Trust are fully paid and nonassessable when issued in accordance with the Declaration of Trust and Prospectus.
Dividend Rights
The shareholders of a series are entitled to receive dividends or other distributions declared for the series. The Trustees from time to time shall distribute ratably among the shareholders of the Trust or a series such proportion of the net profits, surplus, capital, or assets of the Trust or such series as the Trustees may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such series or any assets thereof), and the Trustees may distribute ratably among the shareholders additional shares of the Trust or such series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper.
Voting Rights and Shareholder Meetings
Pursuant to the Declaration of Trust, shareholders may have the power to vote, under certain circumstances (however shareholder approval may not be required), on: (1) the election or removal of Trustees; (2) the approval of certain advisory contracts; (3) incorporation of the Trust; (4) the merger, reorganization, consolidation of the Trust’s assets; (5) an amendment to the Declaration of Trust; (6) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the shareholders; and (7) such additional matters as may be required by the 1940 Act or other applicable law, the Declaration of Trust or by-laws, or any registration of the Trust with the SEC or any state, or as and when the Trustees may consider necessary or desirable. For example, under the 1940 Act, shareholders have the right to vote on any change in a fundamental investment policy, to approve a change in sub-classification of a series, to approve the distribution plan under Rule 12b-1, and to terminate the independent registered public accountant.
The Trust is not required to hold shareholder meetings annually. A meeting of shareholders may be called by the Trustees and shall be held at such time, on such day and at such hour as the Trustees may from time to time determine. Shareholders may take action without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the consent is filed with the records of shareholder meetings.
On matters submitted to a vote, each holder of a share is entitled to one vote for each full share, and a fractional vote for each fractional share outstanding on the books of the Trust.
Liquidation Rights
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Upon termination of any series or class, the Trustees may distribute the remaining the Trust property of any series or class, in cash or in kind or partly each, among the shareholders of such series or class according to their respective rights.
Inspection of Records
According to the bylaws of the Trust, the Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Trust or any of them shall be open to the inspection of the Shareholders; and no Shareholder shall have any right to inspect an account or book or document of the Trust except as conferred by law or authorized by the Trustees or by resolution of the Shareholders.
Preemptive Rights
There are no preemptive rights associated with the series’ shares.
Conversion Rights
The conversion features and exchange privileges as determined by the Trustees are described in the Prospectus and in the section of the SAI entitled “Purchase, Exchange, and Redemption of Shares.”
Sinking Fund Provisions
The Trust has no sinking fund provision.
PURCHASE, EXCHANGE, AND REDEMPTION OF SHARES
An investor may purchase, redeem, or exchange shares of each Portfolio utilizing the methods, and subject to the restrictions, described in the Prospectus.
Purchases
Shares of each Portfolio are sold at the NAV (without a sales charge) next computed after receipt of a purchase order in proper form by the Portfolio or its delegate.
Orders Placed with Intermediaries
If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.
Subscriptions-in-Kind
Certain investors may purchase shares of a Portfolio with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Portfolio consistent with the Portfolio’s investment policies and restrictions. These transactions only will be effected if the Investment Adviser or a Sub-Adviser intends to retain the security in the Portfolio as an investment. Assets so purchased by a Portfolio will be valued in generally the same manner as they would be valued for purposes of pricing the Portfolio’s shares, if these assets were included in the Portfolio’s assets at the time of purchase. Each Portfolio reserves the right to amend or terminate this practice at any time.
Redemptions
Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form, except that each Portfolio may suspend the right of redemption or postpone the date of payment during any period when: (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC, as a result of which: (a) disposal by a Portfolio of securities owned by it is not reasonably practicable; or (b) it is not reasonably practical for a Portfolio to determine fairly the value of its net assets; or (iii) for such other period as the SEC may permit by rule or by order for the protection of a Portfolio’s shareholders.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.
Payment-in Kind
Each Portfolio intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Portfolio may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which obligates a Portfolio to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Portfolio at the beginning of the period. To the extent possible, each Portfolio will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event a Portfolio must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.
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Exchanges
Shares of a Portfolio may be exchanged for shares of any other Portfolio. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more other Portfolios. Exchanges are effected at the respective NAV per share on the date of the exchange. Each Portfolio reserves the right to modify or discontinue its exchange privilege at any time without notice.
TAX CONSIDERATIONS
The following tax information supplements and should be read in conjunction with the tax information contained in each Portfolio’s Prospectus. The Prospectus generally describes the U.S. federal income tax treatment of each Portfolio and its shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in each Portfolio. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of non-U.S., state, and local tax laws.
The following discussion is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts, Qualified Plans, and other eligible persons or plans permitted to hold shares of a Portfolio pursuant to the applicable U.S. Treasury Regulations without impairing the ability of the insurance company separate accounts to satisfy the diversification requirements of Section 817(h) of the Code (“Other Eligible Investors”). If this is not the case and shares of a Portfolio held by separate accounts of insurance companies are not respected as owned for U.S. federal income tax purposes by those separate accounts, the person(s) determined to own the Portfolio shares will not be eligible for tax deferral and, instead, will be taxed currently on Portfolio distributions and on the proceeds of any sale, transfer, or redemption of Portfolio shares under applicable U.S. federal income tax rules that may not be discussed herein.
The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus address only some of the U.S. federal income tax considerations generally affecting investments in each Portfolio. In particular, because insurance company separate accounts, Qualified Plans, and Other Eligible Investors will be the only shareholders of a Portfolio, only certain U.S. federal tax aspects of an investment in a Portfolio are described herein. Holders of Variable Contracts, Qualified Plan participants, or persons investing through Other Eligible Investors are urged to consult the insurance company, Qualified Plan, or Other Eligible Investor through which their investment is made, as well as their own tax advisors and financial planners, regarding the U.S. federal tax consequences to them of an investment in a Portfolio, the application of state, local, or non-U.S. laws, and the effect of any possible changes in applicable tax laws on an investment in a Portfolio.

Qualification as a Regulated Investment Company
Each Portfolio has elected or will elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things: (a) derive at least 90% of its gross income for each taxable year from: (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year: (i) at least 50% of the fair market value of its total assets consists of: (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs; and (B) other securities (other than those described in clause (A)) limited in respect of any one issuer to a value that does not exceed 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Portfolio’s total assets is invested, including through corporations in which the Portfolio owns a 20% or more voting stock interest, in the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other RICs) of two or more issuers the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, taking into account any capital loss carryforwards) and its net tax-exempt income, for such year.
In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain of a Portfolio’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships.
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For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership and in the case of a Portfolio’s investments in loan participations, the Portfolio shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment can depend on the terms and conditions of that investment. In some cases, the identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Portfolio’s ability to meet the diversification test in (b) above. The qualifying income and diversification requirements described above may limit the extent to which a Portfolio can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.
If a Portfolio qualifies as a RIC that is accorded special tax treatment, the Portfolio will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, determined with reference to any capital loss carryforwards) distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends).
Each Portfolio intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). However, no assurance can be given that a Portfolio will not be subject to U.S. federal income taxation. Any taxable income, including any net capital gain retained by a Portfolio, will be subject to tax at the Portfolio level at regular corporate rates.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its: (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
In order to comply with the distribution requirements described above applicable to RICs, a Portfolio generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Portfolio may make the distributions in the following taxable year in respect of income and gains from the prior taxable year.
If a Portfolio declares a distribution to shareholders of record in October, November, or December of one calendar year and pays the distribution in January of the following calendar year, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution on December 31 of the earlier year.
If a Portfolio were to fail to meet the income, diversification or distribution tests described above, the Portfolio could in some cases cure such failure including by paying a Portfolio-level tax or interest, making additional distributions, or disposing of certain assets. If the Portfolio were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify and be eligible for treatment as a RIC accorded special tax treatment under the Code for such year: (i) it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders; and (ii) each participating insurance company separate account invested in the Portfolio would fail to satisfy the separate diversification requirements described below (See Tax Considerations – Special Tax Considerations for Separate Accounts of Participating Insurance Companies), with the result that the Variable Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.
Excise Tax
Amounts not distributed on a timely basis by RICs in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. This excise tax, however, is generally inapplicable to any RIC whose sole shareholders are separate accounts of insurance companies funding Variable Contracts, Qualified Plans, Other Eligible Investors, or other RICs that are also exempt from the excise tax. If a Portfolio is subject to the excise tax requirements and the Portfolio fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year if the Portfolio is permitted to elect and so elects), plus any such amounts retained from the prior year, the Portfolio would be subject to a nondeductible 4% excise tax on the undistributed amounts.
A Portfolio that does not qualify for exemption from the excise tax generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.
For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Portfolio will be treated as having distributed any amount on which it is subject to U.S. federal corporate income tax in the taxable year ending within the calendar year.
Use of Tax Equalization
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Each Portfolio distributes its net investment income and capital gains to shareholders at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax. Under current law, a Portfolio is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Portfolio's accumulated earnings and profits as a dividend on the Portfolio’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Portfolio is required to distribute as dividends to shareholders in order for the Portfolio to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Portfolio’s NAV generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.
Capital Loss Carryforwards
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Portfolio’s net investment income. Instead, potentially subject to certain limitations, each Portfolio is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Portfolio retains or distributes such gains.
If a Portfolio incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term.
See each Portfolio’s most recent annual Form N-CSR filing for each Portfolio’s available capital loss carryforwards, if any, as of the end of its most recently ended fiscal year.
Taxation of Investments
References to investments by a Portfolio also include investments by an Underlying Fund.
If a Portfolio invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Portfolio. Tax rules are not entirely clear about issues such as: (1) whether a Portfolio should recognize market discount on a debt obligation and, if so; (2) the amount of market discount the Portfolio should recognize; (3) when a Portfolio may cease to accrue interest, original issue discount or market discount; (4) when and to what extent deductions may be taken for bad debts or worthless securities; and (5) how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Portfolio when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.
Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Portfolio’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Portfolio’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryover and thus cannot be deducted by the Portfolio in future years.
A Portfolio’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market (“Section 1256”), or short-sale rules. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments, are not entirely clear in certain respects. Accordingly, while a Portfolio intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Portfolio to qualify as a RIC may limit the extent to which a Portfolio will be able to engage in certain derivatives or commodity-linked transactions.
If a Portfolio receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction for corporate shareholders. A dividends-received deduction is a deduction that may be available to corporate shareholders, subject to limitations and other rules, on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Portfolios are urged to consult their own tax advisors and financial planners. Similar consequences may apply to repurchase and other derivative transactions.
Income, gain and proceeds received by a Portfolio from sources within non-U.S. countries (e.g., dividends or interest paid on non-U.S. securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Portfolio’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
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A Portfolio may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to the Portfolio from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Portfolio, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.
In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax; and (iv) in the case of an insurance company separate account supporting Variable Contracts, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding Variable Contracts.
Income of a Portfolio that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Portfolio. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
As noted above, certain of the ETFs and MLPs in which a Portfolio may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a RIC. If such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, depending on the alternative treatment, either a portion of its gross income could constitute non-qualifying income for purposes of the 90% gross income requirement, or all of its income could be subject to corporate tax, thereby potentially reducing the portion of any distribution treated as a dividend, and more generally, the value of the Portfolio's investment therein. In addition, as described above, the diversification requirement for RIC qualification will limit a Portfolio’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Portfolio’s total assets as of the end of each quarter of the Portfolio’s taxable year.
“Passive foreign investment companies” (“PFICs”) are generally defined as non-U.S. corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Portfolio acquires any equity interest in a PFIC, the Portfolio could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders.
Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Portfolio to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Portfolio had sold and repurchased such interests on the last day of the Portfolio’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). A Portfolio may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a non-U.S. corporation as a PFIC, a Portfolio may incur the tax and interest charges described above in some instances.
Tax Shelter Reporting Regulations
Under U.S. Treasury Regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, including a participating insurance company holding separate accounts, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC, such as participating insurance companies that own shares in a Portfolio through their separate accounts, are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Special Tax Considerations for Separate Accounts of Participating Insurance Companies
Under the Code, if the investments of a segregated asset account, such as the separate accounts of insurance companies, are “adequately diversified,” and certain other requirements are met, a holder of a Variable Contract supported by the account will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Variable Contract.
In general, the investments of a segregated asset account are considered to be “adequately diversified” only if: (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented
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by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. Section 817(h) provides as a safe harbor that a segregated asset account is also considered to be “adequately diversified” if it meets the RIC diversification tests described earlier and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), U.S. government securities, and securities of other RICs.
In general, all securities of the same issuer are treated as a single investment for such purposes, and each U.S. government agency and instrumentality is considered a separate issuer. However, U.S. Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a RIC or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the RIC or partnership. In particular: (i) if the beneficial interests in the RIC or partnership are held by one or more segregated asset accounts of one or more insurance companies; and (ii) if public access to such RIC or partnership is available exclusively through the purchase of a Variable Contract, then a segregated asset account’s beneficial interest in the RIC or partnership is not treated as a single investment. Instead, a pro rata portion of each asset of the RIC or partnership is treated as an asset of the segregated asset account. Look-through treatment is also available if the two requirements above are met and notwithstanding the fact that beneficial interests in the RIC or partnership are also held by Qualified Plans and Other Eligible Investors. Additionally, to the extent a Portfolio meeting the above conditions invests in underlying RICs or partnerships that themselves are owned exclusively by insurance company separate accounts, Qualified Plans, or Other Eligible Investors, the assets of those underlying RICs or partnerships generally should be treated as assets of the separate accounts investing in the Portfolio.
As indicated above, the Trust intends that each Portfolio will qualify as a RIC under the Code. The Trust also intends to cause each Portfolio to satisfy the separate diversification requirements imposed by Section 817(h) of the Code and applicable U.S. Treasury Regulations at all times to enable the corresponding separate accounts to be “adequately diversified.” In addition, the Trust intends that each Portfolio will qualify for the “look-through rule” described above by limiting the investment in the Portfolio’s shares to participating insurance company separate accounts, Qualified Plans and Other Eligible Investors. Accordingly, the Trust intends that each applicable insurance company, through its separate accounts, will be able to treat its interests in each Portfolio as ownership of a pro rata portion of each asset of the Portfolio, so that individual holders of the Variable Contracts underlying the separate account will qualify for favorable U.S. federal income tax treatment under the Code. However, no assurance can be made in that regard.
Failure by a Portfolio to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to comply with the “look-through rule,” could cause the Variable Contracts to lose their favorable tax status and require a Variable Contract holder to include currently in ordinary income any income accrued under the Variable Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable U.S. Treasury Regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the insurance companies issuing the Variable Contracts.
The IRS has indicated that a degree of investor control over the investment options underlying a Variable Contract may interfere with the tax-deferred treatment of such Variable Contracts. The IRS has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Portfolio’s investment strategies are sufficiently broad to prevent a Variable Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Portfolios have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).
The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with the insurance company that issued their Variable Contract and their own tax advisors, as well as the prospectus relating to their particular Variable Contract, for more information concerning this investor control issue.
In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Portfolio as described above, including retroactively. In addition, there can be no assurance that a Portfolio will be able to continue to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Variable Contract owners to be considered the owners of the shares of the Portfolio.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Portfolio could be required to report annually their “financial interest” in the Portfolio’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser, and persons investing in the Portfolio through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
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Special Considerations for Variable Contract Holders and Plan Participants
The foregoing discussion does not address the tax consequences to Variable Contract holders or Qualified Plan participants of an investment in a Variable Contract or participation in a Qualified Plan. Variable Contract holders investing in a Portfolio through a participating insurance company separate account, Qualified Plan participants, or persons investing in a Portfolio through Other Eligible Investors are urged to consult with their participating insurance company, Qualified Plan sponsor, or Other Eligible Investor, as applicable, and their own tax advisors, for more information regarding the U.S. federal income tax consequences to them of an investment in a Portfolio.
FINANCIAL STATEMENTS
The audited financial statements, and the independent registered public accounting firm’s report thereon, are included in each Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2024 and are incorporated herein by reference.
Shareholders are provided with annual and semi-annual shareholder reports that highlight key information to shareholders. Other information, including financial statements, no longer appears in each Portfolio’s shareholder reports but is available on the Voya funds’ website (https://individuals.voya.com/product/mutual-fund/prospectuses-reports), delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. You may elect to receive shareholder reports and other communications from each Portfolio electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
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APPENDIX A – DESCRIPTION OF CREDIT RATINGS
A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Description of Moody’s Long-Term Obligation Ratings
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Hybrid Indicator (hyb)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Short-Term Obligation Ratings
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Moody’s US Municipal Short-Term Obligation Ratings
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.
MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
A-1

Description of Moody’s Demand Obligation Ratings
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.
VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of S&P Global Ratings’ (“S&P’s”) Issue Credit Ratings
A S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
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Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
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Nature of and provisions of the obligation and the promise we impute;
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Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issue Credit Ratings*
AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
A-2

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ’CC’ rating is used when a default has not yet occurred, but S&P’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D — An obligation rated ’D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ’D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ’D’ if it is subject to a distressed exchange offer.
NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P’s does not rate a particular obligation as a matter of policy.
* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Description of S&P’s Municipal Short-Term Note Ratings
A S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
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Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
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Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
S&P’s municipal short-term note rating symbols are as follows:
SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
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SP-3 — Speculative capacity to pay principal and interest.
Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales
Fitch long-term obligations rating scales are as follows:
AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B — Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC — ‘CCC’ ratings indicate that substantial credit risk is present.
CC —’CC’ ratings indicate very high levels of credit risk.
C — ‘C’ ratings indicate exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Description of Fitch’s Short-Term Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
A-4

Fitch short-term ratings are as follows:
F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C — High short-term default risk. Default is a real possibility.
RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
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APPENDIX B – PROXY VOTING POLICY
B-1

PROXY VOTING POLICY

VOYA FUNDS
VOYA INVESTMENTS, LLC

Date Last Revised: February 5, 2025

Introduction
This document sets forth the proxy voting procedures (“Procedures”) and guidelines (“Guidelines”), collectively the “Proxy Voting Policy”, that Voya Investments, LLC (“Adviser”) shall follow when voting proxies on behalf of the Voya funds for which it serves as investment adviser (each a “Fund” and collectively, the “Funds”). The Funds’ Boards of Directors/Trustees (“Board”) have approved the Proxy Voting Policy.
The Board may determine to delegate proxy voting to a sub-adviser of one or more Funds (rather than to the Adviser) in which case the sub-adviser’s proxy policies and procedures for implementation on behalf of such Fund (a “Sub-Adviser-Voted Fund”) shall be subject to Board approval. Sub-Adviser-Voted Funds are not covered under the Proxy Voting Policy except as described in the Reporting and Record Retention section below relating to vote reporting requirements. Sub-Adviser-Voted Funds are governed by the applicable sub-adviser’s respective proxy policies provided that the Board has approved such policies.
The Proxy Voting Policy incorporates principles and guidance set forth in relevant pronouncements of the
U.S. Securities and Exchange Commission (“SEC”) and its staff regarding the Adviser’s fiduciary duty to ensure that proxies are voted in a timely manner and that voting decisions are always in the Funds’ best interest.
Pursuant to the Policy, the Adviser’s Active Ownership team (“AO Team”) is delegated the responsibility to vote the Funds’ proxies in accordance with the Proxy Voting Policy on the Funds’ behalf.
The engagement of a Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) shall be subject to the Board’s initial approval and annual Board review and approval thereafter. The AO Team is responsible for Proxy Advisory Firm oversight and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.
The Board’s Compliance Committee (“Compliance Committee”) shall review the Proxy Voting Policy not less than annually and these documents shall be updated as appropriate. No material changes to the Proxy Voting Policy shall become effective without Board approval. The Compliance Committee may approve non-material amendments for immediate implementation subject to full Board ratification at its next regularly scheduled meeting.
Adviser’s Roles and Responsibilities
Active Ownership Team
The AO Team shall direct the Proxy Advisory Firm to vote proxies on the Funds’ and Adviser’s behalf in connection with annual and special shareholder meetings (except those regarding bankruptcy matters and/or related plans of reorganization).
The AO Team is responsible for overseeing the Proxy Advisory Firm and voting the Funds’ proxies in accordance with the Proxy Voting Policy on the Funds’ and the Adviser’s behalf.
The AO Team is authorized to direct the Proxy Advisory Firm to vote Fund proxies in accordance with the Proxy Voting Policy. Responsibilities assigned to the AO Team or activities in support thereof may be performed by such members of the Proxy Committee (as defined in the Proxy Committee section below) or employees of the Adviser’s affiliates as the Proxy Committee deems appropriate.
The AO Team is also responsible for identifying potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Adviser, the Funds’ principal underwriters, or an affiliated person of the Funds. The AO Team shall identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; analyses of Voya’s clients, distributors, broker-dealers, and vendors; and information derived from other sources including but not limited to public filings.
Proxy Committee
The Proxy Committee shall ensure that the Funds vote proxies consistent with the Proxy Voting Policy. The Proxy Committee accordingly reviews and evaluates this Policy, oversees the development and implementation thereof, and resolves ad hoc issues that may arise from time to time. The Proxy Committee is comprised of senior leaders of Voya Investment Management, including fundamental research, ESG research, active ownership, compliance, legal, finance, and operations of the Adviser. The Proxy Committee membership may be amended at the Adviser’s discretion from time to time. The Board will be informed of any membership changes quarterly at the next regularly scheduled meeting.
Investment Professionals
The Funds’ sub-advisers and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”. Investment Professionals are encouraged to submit recommendations to the AO Team regarding any proxy voting-related proposals relating to the portfolio securities over which they have daily portfolio management responsibility including proxy contests, proposals relating to issuers with dual class shares with superior voting rights, and/or mergers and acquisitions.
Proxy Advisory Firm
The Proxy Advisory Firm is required to coordinate with the Funds’ custodians to ensure that those firms process all proxy materials they receive relating to portfolio securities in a timely manner. To the extent applicable the Proxy Advisory Firm is required to provide research, analysis, and vote recommendations under its Proxy Voting guidelines. The Proxy Advisory Firm is required to produce custom vote recommendations in accordance with the Guidelines and their vote recommendations.
B-2

PROXY VOTING PROCEDURES
Vote Classification
Within-Guidelines Votes: Votes in Accordance with these Guidelines
A vote cast in accordance with these Guidelines is considered Within-Guidelines.
Out-of-Guidelines Votes: Votes Contrary to these Guidelines
A vote that is contrary to these Guidelines may be cast when the AO team and/or Proxy Committee determine that application of these Guidelines is inappropriate under the circumstances. A vote is considered contrary to these Guidelines when such vote contradicts the approach outlined in the Policy.
A vote would not be considered contrary to these Guidelines for cases in which these Guidelines stipulate a Case-by-Case consideration, or an Investment Professional provides a written rationale for such vote.
Matters Requiring Case-by-Case Consideration
The Proxy Advisory Firm shall refer proxy proposals to the AO Team for consideration when the Procedures and Guidelines indicate a “Case-by-Case” consideration. Additionally, the Proxy Advisory Firm shall refer a proxy proposal under circumstances in which the application of the Procedures and Guidelines is uncertain, appears to involve unusual or controversial issues, or is silent regarding the proposal.
Upon receipt of a referral from the Proxy Advisory Firm, the AO Team may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.
The AO Team shall review matters requiring Case-by-Case consideration to determine whether such proposals require an Investment Professional and/or Proxy Committee input and a vote determination.
Non-Votes: Votes in which No Action is Taken
The AO Team shall make reasonable efforts to secure and vote all Fund proxies. Nevertheless, a Fund may refrain from voting under certain circumstances including, but not limited to:
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The economic effect on shareholder interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with fractional shares), securities no longer held in a Fund, or a proxy is being considered for a Fund no longer in existence.
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The cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share-blocking practices may impose trading restrictions on the relevant portfolio security).
Conflicts of Interest
The Adviser shall act in the Funds’ best interests and strive to avoid conflicts of interest. Conflicts of interest may arise in situations in which, but not limited to:
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The issuer is a vendor whose products or services are material to the Funds, the Adviser, or their affiliates;
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The issuer is an entity participating to a material extent in the Funds’ distribution;
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The issuer is a significant executing broker-dealer for the Funds and/or the Adviser;
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Any individual who participates in the voting process for the Funds, including:
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Investment Professionals;
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Members of the Proxy Committee;
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Employees of the Adviser;
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Board Directors/Trustees; and
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Individuals who serve as a director or officer of the issuer.
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The issuer is Voya Financial.
Investment Professionals, the Proxy Advisory Firm, the Proxy Committee, and the AO Team shall disclose any potential conflicts of interest and/or confirm they do not have conflicts of interest relating to their participation in the voting process for portfolio securities.
The AO Team shall call a meeting of the Proxy Committee if a potential conflict exists and a member (or members) of the AO Team wishes to vote contrary to these Guidelines or an Investment Professional provides input regarding a meeting and has confirmed a conflict exists with regard thereto. The Proxy Committee shall then consider the matter and vote on a best course of action.
B-3

The AO Team shall use best efforts to convene the Proxy Committee with respect to all matters requiring its consideration. If the Proxy Committee cannot meet its quorum requirements by the voting deadline it shall execute the vote in accordance with these Guidelines.
The Adviser shall maintain records regarding any determinations to vote contrary to these Guidelines including those in which a potential Voya Investment Management Conflict exists. Such records shall include the rationale for the contrary vote.
Potential Conflicts with a Proxy Issuer
The AO Team shall identify potential conflicts with proxy issuers. In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, Proxy Committee members shall disclose to the AO Team any potential conflicts of interests with an issuer prior to discussing the Proxy Advisory Firm’s recommendation.
Proxy Committee members shall advise the AO Team in the event they believe a potential or perceived conflict of interest exists that may preclude them from making a vote determination in the Funds’ best interests. The Proxy Committee member may elect recusal from considering the relevant proxy. Proxy Committee members shall complete a Conflict of Interest Report when they verbally disclose a potential conflict of interest.
Investment Professionals shall also confirm that they do not have any potential conflicts of interest when submitting vote recommendations to the AO Team.
The AO Team gathers and analyzes the information provided by the:
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Proxy Advisory Firm;
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Adviser;
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Funds’ principal underwriters;
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Fund affiliates;
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Proxy Committee members;
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Investment Professionals; and
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Fund Directors and Officers.
Assessment of the Proxy Advisory Firm
On the Board’s and Adviser’s behalf the AO Team shall assess whether the Proxy Advisory Firm:
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Is independent from the Adviser;
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Has resources that indicate it can competently provide analysis of proxy issues;
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Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners; and
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Has adequate compliance policies and procedures to:
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Ensure that its proxy voting recommendations are based on current and accurate information; and
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Identify and address conflicts of interest.
The AO Team shall utilize and the Proxy Advisory Firm shall comply with such methods for completing the assessment as the AO Team may deem reasonably appropriate. The Proxy Advisory Firm shall also promptly notify the AO Team in writing of any material changes to information it previously provided to the AO Team in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.
Voting Funds of Funds, Investing Funds and Feeder Funds
Funds that are funds-of-funds1 (each a “Fund-of-Funds” and collectively, “Funds-of-Funds”) shall “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Funds indicated on Voya’s website (www.voyainvestments.com). Meaning that if the Fund-of-Funds must vote on a proposal with respect to an underlying investment issuer the Fund-of-Funds shall vote its interest in that underlying fund in the same proportion as all other shareholders in the underlying investment company voted their interests.
However, if the underlying fund has no other shareholders, the Fund-of-Funds shall vote as follows:
•
If the Fund-of-Funds and the underlying fund are solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds shall vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
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If the Fund-of-Funds is solicited to vote on a proposal for an underlying fund (e.g., a new sub-adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Adviser shall determine the most appropriate method of voting with respect to the underlying fund proposal.

1 Invest in underlying funds beyond 12d-1 limits.
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An Investing Fund2 (e.g., any Voya fund), while not a Fund-of-Funds shall have the foregoing Fund-of- Funds procedure applied to any Investing Fund that invests in one or more underlying funds. Accordingly:
•
Each Investing Fund shall “echo” vote its interests in an underlying fund if the underlying fund has shareholders other than the Investing Fund;
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In the event an underlying fund has no other shareholders and the Investing Fund and the underlying fund are solicited to vote on the same proposal, the Investing Fund shall vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and
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In the event an underlying fund has no other shareholders, and no corresponding proposal exists at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.
A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders. Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund shall request instructions from its own shareholders as to how it should vote its interest in an underlying master fund either directly or in the case of an insurance-dedicated Fund through an insurance product or retirement plan.
When a Fund is a feeder in a master-feeder structure, proxies for the master fund’s portfolio securities shall be voted pursuant to the master fund’s proxy voting policies and procedures. As such, Feeder Funds shall not be subject to the Procedures and Guidelines except as described in the Reporting and Record Retention section below.
Securities Lending
Many of the Funds participate in securities lending arrangements that generate additional revenue for the Fund. Accordingly, the Fund is unable to vote securities that are on loan under these arrangements. However, under certain circumstances, for voting issues that may have a significant impact on the investment, members of the Proxy Committee or AO Team may request that the Fund’s securities lending agent recall securities on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund as well as the administrative burden of retrieving the securities.
Investment Professionals may also deem a vote to be “material” in the context of the portfolio(s) they manage. They may therefore request that the Proxy Committee review lending activity on behalf of their portfolio(s) with respect to the relevant security and consider recalling and/or restricting the security. The Proxy Committee shall give primary consideration to relevant Investment Professional input in its determination as to whether a given proxy vote is material and if the associated security should accordingly be restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting at that meeting. In order to recall or restrict shares on a timely basis for material voting purposes the AO Team shall use best efforts to consider and, when appropriate, act upon such requests on a timely basis. Any relevant Investment Professional may submit a request to review lending activity in connection with a potentially material vote for the Proxy Committee’s consideration at any time.
Reporting and Record Retention
Reporting by the Funds
Annually, as required, each Fund and each Sub-Adviser-Voted Fund shall post on the Voya Funds’ website its proxy voting record or a link to the prior one-year period ended June 30. The proxy voting record for each Fund and each Sub-Adviser-Voted Fund shall also be available on Form N-PX in the SEC’s EDGAR database on its website. For any Fund that is a feeder within a master-feeder structure, no proxy voting record related to the portfolio securities owned by the master fund shall be posted on the Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database shall be included in the Fund’s Form N-PX and posted on the Funds’ website. If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above shall be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.
Reporting to the Compliance Committee
At each quarterly Compliance Committee meeting the AO Team shall provide to the Compliance Committee a report outlining each proxy proposal, or a summary of such proposals, that was:
1.
Voted Out-of-Guidelines; and/or
2.
When the Proxy Committee did not agree with an Investment Professional’s recommendation, as assessed when the Investment Professional raises a potential conflict of interest.
The report shall include the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation as applicable, and the reasons for voting or recommending an Out-of- Guidelines Vote or in the case of (2) above a vote which differed from that recommended by the Investment Professional.
Reporting by the AO Team on behalf of the Adviser
The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

2 Invest in underlying funds but not beyond 12d-1 limits.
B-5

•
A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm;
•
A record of each vote cast on behalf of a Fund;
•
A copy of any Adviser-created document that was material to making a proxy vote decision or that memorializes the basis for that decision;
•
A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund;
•
A record of all recommendations from Investment Professionals to vote contrary to these Guidelines;
•
All proxy questions/recommendations that have been referred to the Compliance Committee; and
•
All applicable recommendations, analyses, research, Conflict Reports, and vote determinations. All proxy voting materials and supporting documentation shall be retained for a minimum of six years.
Records Maintained by the Proxy Advisory Firm
The Proxy Advisory Firm shall retain a record of all proxy votes handled by the Proxy Advisory Firm. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. Additionally, the Proxy Advisory Firm shall be responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.
PROXY VOTING GUIDELINES
Introduction
Proxies shall be voted in the Funds’ best interests. These Guidelines summarize the Funds’ positions regarding certain matters of importance to shareholders and provide an indication as to how the Funds’ ballots shall be voted for certain types of proposals. These Guidelines are not exhaustive and do not provide guidance on all potential voting matters. Proposals may be addressed on a CASE-BY-CASE basis rather than according to these Guidelines when assessing the merits of available rationale and disclosure.
These Guidelines generally apply to securities of publicly traded operating issuers and to those of privately held operating issuers if publicly available disclosure permits such application. The Funds will consider matters relating to investment companies that are registered under the Investment Company Act of 1940 on a CASE-BY-CASE basis. Additionally, all matters for which such disclosure is not available shall be considered on a CASE-BY-CASE basis.
Investment Professionals are encouraged to submit recommendations to the AO Team regarding proxy voting matters relating to the portfolio securities over which they have daily portfolio management responsibility. Investment Professionals may submit recommendations in connection with any proposal and they are likely to receive requests for recommendations relating to proxies for private equity or fixed income securities and/or proposals relating to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.
Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported where implementation would contravene such requirements.
General Policies
The Funds generally support the recommendation of an issuer’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is utilized.
The rationale and vote recommendation from Investment Professionals shall receive primary consideration with respect to CASE-BY-CASE proposals considered on the relevant Fund’s behalf.
The Fund’s policy is to not support proposals that would negatively impact the existing rights of the Funds’ beneficial owners. Shareholder proposals shall not be supported if they impose excessive costs and/or are overly restrictive or prescriptive. Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.
In the event competing shareholder and board proposals appear on the same agenda at uncontested proxies, the shareholder proposal shall not be supported, and the management proposal shall be supported when the management proposal meets the factors for support under the relevant topic/policy (e.g., Allocation of Income and Dividends); the competing proposals shall otherwise be considered on a CASE- BY-CASE basis.
International Policies
Companies incorporated outside the U.S. are subject to the following U.S. policies if they are listed on a
U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable, certain U.S. policies may also be applied to issuers incorporated outside the U.S. (e.g., issuers with a significant base of U.S. operations and employees).
B-6

However, given the differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets, the Funds shall:
•
Vote AGAINST international proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal due to inadequate relevant disclosure by the issuer or time provided for consideration of such disclosure;
•
Consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends support when:
•
The issuer or market transitions to better practices (e.g., committing to new regulations or governance codes);
•
The market standard is stricter than the Fund’s Guidelines; and/or
•
It is the more favorable choice when shareholders must choose between alternate proposals.
Proposal Specific Policies
As mentioned above, these Guidelines may be overridden in any case as provided for in the Procedures. Similarly, the Procedures outline the proposals with Guidelines that prescribe a firm voting position that may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate, in such circumstances the AO Team may deem it appropriate to seek input from the relevant Investment Professional(s).
Proxy Contests:
Votes in contested elections on shall be considered on a CASE-BY-CASE basis with primary consideration given to input from the relevant Investment Professional(s).
Uncontested Proxies:
1- The Board of Directors
Overview
The Funds may indicate disagreement with an issuer’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns fault or assigns an association.
The Funds shall withhold support from director(s) deemed responsible in cases in which the Funds’ disagreement is assigned to the board of directors. Responsibility may be attributed to the entire board, a committee, or an individual, and the Funds shall apply a vote accountability guideline (“Vote Accountability Guideline”) specific to the concerns under review.
The Funds shall withhold support from director(s) deemed responsible in cases in which the Funds’ disagreement is assigned to the board of directors. Responsibility may be attributed to the entire board, a committee, or an individual, and the Funds shall apply a vote accountability guideline (“Vote Accountability Guideline”) specific to the concerns under review.
The Funds shall typically vote FOR a director in connection with issues the Proxy Advisory Firm raises if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns the Proxy Advisory Firm cited.
The Funds shall vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.
The Funds shall vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.
Vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the individual when a director holds one seat as an individual plus an additional seat as a representative of a legal entity.
Bundled Director Slates
The Funds shall WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of complying with independence requirements, such as:
•
Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
•
In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
•
Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.
For issuers with multiple slates in Italy, the Funds shall follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.
B-7

Independence
Director and Board/Committee Independence
The Funds expect boards and key committees to have an appropriate level of independence and shall accordingly consider the Proxy Advisory Firm’s standards to determine that adequate level of independence. A director would be deemed non-independent if the individual had/has a relationship with the issuer that could potentially influence the individual’s objectivity causing the inability to satisfy fiduciary standards on behalf of shareholders. Audit, compensation/remuneration, and nominating and/or governance committees are considered key committees and should be 100% independent. The Funds shall consider the Proxy Advisory Firm’s standards and generally accepted best practice (collectively “Independence Expectations”) with respect to determining director independence and Board/Committee independence levels. Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations relating to board independence.
The Funds shall consider non-independent directors standing for election on a CASE-BY-CASE basis when the full board or committee does not meet Independence Expectations. Additionally, the Funds shall:
•
WITHHOLD support from the board chair, nominating committee chair, nominating committee member(s), or an incumbent director(s) if the board chair is non-independent and the board does not have a lead independent director;
•
WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet Independence Expectations;
•
WITHHOLD support from key committee slates if they contain non-independent directors; and/or
•
WITHHOLD support from non-independent nominating committee chair, board chair, and/or directors if the full board serves or appears to serve as a key committee, the board has not established a key committee, or the board and/or a key committee(s) does not meet Independence Expectations.
Self-Nominated/Shareholder-Nominated Director Candidates
The Funds shall consider self-nominated or shareholder-nominated director candidates on a CASE-BY- CASE basis and shall WITHHOLD support from the candidate when:
•
Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the issuer);
•
The candidate’s agenda is not in line with the long-term best interests of the issuer; or
•
Multiple self-nominated candidates are considered to constitute a proxy contest if similar issues are raised (e.g., potential change in control).
Management Proposals Seeking Non-Board Member Service on Key Committees
The Funds shall vote AGAINST proposals that permit non-board members to serve on a key committee, provided that bundled slates may be supported if no slate nominee serves on relevant committee(s) except in cases in which best market practice otherwise dictates.
The Funds shall consider other concerns regarding committee members on a CASE-BY-CASE basis.
Board Member Roles and Responsibilities
Attendance
The Funds shall WITHHOLD support from a director who, during the prior year attended less than 75 percent of the board and committee meetings with no valid reason for the absences, excluding directors who have not completed a full year on the board.
The Funds shall WITHHOLD support from nominating committee members according to the Vote Accountability Guideline if a director has two or more years of poor attendance without a valid reason for their absences.
The Funds shall apply a one-year attendance policy relating to statutory auditors at Japanese issuer meetings.
Over-boarding
The Funds shall vote AGAINST directors who serve on:
•
More than two public issuer boards and are named executive officers at any public issuer, and shall WITHHOLD support only at their outside board(s);
•
Five or more public issuer boards; or
•
Four or more public issuer boards and is Board Chair at two or more public issuers and shall WITHHOLD support on boards for which such director does not serve as chair.
The Funds shall vote AGAINST shareholder proposals limiting the number of public issuer boards on which a director may serve.
B-8

Tenure
The Funds shall WITHHOLD support from the nominating committee chair and/or members of the nominating committee when the average board tenure exceeds 15 years.
Combined Chair / CEO Role
The Funds shall vote FOR directors without regard to recommendations that the position of chair should be separate from that of CEO or should otherwise require independence unless other concerns requiring CASE-BY-CASE consideration arise (e.g., a former CEO proposed as board chair).
The Funds shall consider shareholder proposals that require that the positions of chair and CEO be held separately on a CASE-BY-CASE basis.
Cumulative/Net Voting Markets
When cumulative or net voting applies, the Funds shall follow the Proxy Advisory Firm’s recommendation to vote FOR nominees, such as when the issuer assesses that such nominees are independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.
Board Accountability
Board Diversity
United States:
The Funds shall vote AGAINST incumbent directors according to the Vote Accountability Guideline if no women are on the issuer’s board. The Funds shall consider directors on a CASE-BY-CASE basis if gender diversity existed prior to the most recent annual meeting.
The Funds shall vote AGAINST incumbent directors according to the Vote Accountability Guideline when the board has no apparent racially or ethnically diverse members. The Funds shall consider directors on a CASE-BY- CASE basis if racial and/or ethnic diversity existed prior to the most recent annual meeting.
Diversity (Shareholder Proposals):
The Funds shall generally vote FOR shareholder proposals that request the issuer to improve/promote gender and/or racial/ethnic diversity and/or gender and/or racial/ethnic diversity-related disclosure.
International:
The Funds shall vote AGAINST directors according to the Vote Accountability Guideline when no women are on the issuer’s board or if its board’s gender diversity level does not meet a higher standard established by the relevant country’s corporate governance code and generally accepted best practice.
The Funds shall vote AGAINST directors according to the Vote Accountability Guideline when the relevant country’s corporate governance code contains a minimally acceptable threshold for racial/ethnic diversity and the board does not appear to meet this expectation.
Return on Equity
The Funds shall vote FOR the most senior executive at an issuer in Japan if the only reason the Proxy Advisory Firm withholds its recommendation results from the issuer underperforming in terms of capital efficiency or issuer performance (e.g., net losses or low return on equity (ROE)).
Compensation Practices
The Funds may WITHHOLD support from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the issuer and its shareholders.
“Say on Pay” Responsiveness. The Funds shall consider compensation committee members on a CASE- BY-CASE basis for failure to sufficiently address compensation concerns prompting significant opposition to the most recent advisory vote on executive officers’ compensation, “Say on Pay”, or continuing to maintain problematic pay practices, considering such factors as the level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure, among others.
“Say on Pay Frequency”. The Funds shall WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors due to the issuer’s failure to include a “Say on Pay” proposal and/or a “Say on Pay Frequency” proposal when required pursuant to SEC or market regulatory provisions; or implemented a “Say on Pay Frequency” schedule that is less frequent than the frequency most recently preferred by not less than a plurality of shareholders; or is an externally-managed issuer (EMI) or externally-managed REIT (EMR) and has failed to include a “Say on Pay” proposal or adequate disclosure of the compensation structure.
B-9

Commitments. The Funds shall vote FOR compensation committee members receiving an adverse recommendation from the Proxy Advisory Firm due to problematic pay practices or thresholds (e.g., burn rate) if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, the Funds shall WITHHOLD support on compensation committee members according to the Vote Accountability Guideline if the issuer does not rectify the practice prior to the issuer’s next annual general meeting.
For markets in which the issuer has not followed market practice by submitting a resolution on executive remuneration/compensation, the Funds shall WITHHOLD support on remuneration/compensation committee members.
Accounting Practices
The Funds shall WITHHOLD support on directors according to the Vote Accountability Guideline as well as the issuer’s CEO or CFO if nominated as directors, if poor accounting practice concerns are raised including the issuer failed to remediate known ongoing material weaknesses in the issuer’s internal controls for more than one year.
The Funds shall consider directors according to the Vote Accountability Guideline, the issuer’s CEO or CFO if nominated as directors, or external auditors on a CASE-BY-CASE basis if:
•
Issuer has not yet had a full year to remediate the concerns since the time such issues were identified; and/or
•
Issuer has taken adequate steps to remediate the concerns cited that would typically include removing or replacing the responsible executives and the concerning issues do not recur.
The Funds shall vote FOR audit committee members, or the issuer’s CEO or CFO when nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function during the majority of the time period relevant to the concerns cited.
The Funds shall WITHHOLD support on audit committee members according to the Vote Accountability Guideline if the issuer has failed to disclose audit fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.
Problematic Actions
The Funds shall WITHHOLD support on directors according to the Vote Accountability Guideline when the Proxy Advisory Firm cites them for problematic actions including a lack of due diligence in relation to a major transaction (e.g., a merger or an acquisition), material failures, inadequate oversight, scandals, malfeasance, or negligent internal controls at the issuer or that of an affiliate, factoring in the merits of the director’s performance, rationale, and disclosure when:
•
Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or
•
The director has been directly implicated resulting in arrest, criminal charge, or regulatory sanction.
The Funds shall WITHHOLD support on members of the nominating committee, board chair, or lead independent director when an issuer nominates a director who is subject to any of the above concerns to serve on its board.
The Funds shall WITHHOLD support on audit committee members according to the Vote Accountability Guideline due to share pledging concerns factoring in the pledged amount, unwinding time, and any historical concerns raised. The Funds shall also WITHHOLD support on the pledgor, if a director, where the pledged amount and unwinding time are deemed significant and therefore an unnecessary risk to the issuer.
The Funds shall WITHHOLD support from all incumbent directors if the issuer has implemented a multi-class capital structure in which the classes have unequal voting rights and does not have a reasonable sunset provision (e.g., fewer than seven (7) years).
The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline when the Proxy Advisory Firm recommends withholding support due to the board (a) unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or function as a diminution of shareholder rights or (b) failing to remove or subject to a reasonable sunset provision in its by-laws.
Anti-Takeover Measures
The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if the issuer implements excessive anti-takeover measures.
The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if the issuer fails to remove restrictive “poison pill” features, ensure a “poison pill” expiration, or submits the “poison pill” in a timely manner to shareholders for vote unless an issuer has implemented a policy that should reasonably prevent abusive use of its “poison pill”.
Board Responsiveness
The Funds shall vote FOR directors if the majority-supported shareholder proposal has been reasonably addressed.
•
Proposals seeking shareholder ratification of a “poison pill” provision may be deemed reasonably addressed if the issuer has implemented a policy that should reasonably prevent abusive use of the “poison pill”.
The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if a shareholder proposal received majority support and the board has not disclosed a credible rationale for not implementing the proposal.
B-10

The Funds shall WITHHOLD support on a director if the board has not acted upon the director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting; and shall consider such directors on a CASE-BY-CASE basis if the issuer has a controlling shareholder(s).
The Funds shall vote FOR directors in cases in which an issue relevant to the majority negative vote has been adequately addressed or cured and which may include sufficient disclosure of the board’s rationale.
Board–Related Proposals
Classified/Declassified Board Structure
The Funds shall vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).
The Funds shall vote FOR proposals to repeal classified boards and to elect all directors annually. Board Structure
The Funds shall vote FOR management proposals to adopt or amend board structures unless the resulting change(s) would mean the board would not meet Independence Expectations.
For issuers in Japan, the Funds shall vote FOR proposals seeking a board structure that would provide greater independent oversight.
Board Size
The Funds shall vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, the Funds shall vote AGAINST a proposal if the issuer seeks to remove shareholder approval rights or the board fails to meet market independence requirements.
Director and Officer Indemnification and Liability Protection
The Funds shall consider proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis using Delaware law as the standard.
The Funds shall vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating their collective duty of care.
The Funds shall vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation such as negligence.
Director and Officer Indemnification and Liability Protection
The Funds shall vote in accordance with the Proxy Advisory Firm’s standards (e.g., overly broad provisions).
Discharge of Management/Supervisory Board Members
The Funds shall vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled) unless concerns surface relating to the past actions of the issuer’s auditors or directors, or legal or other shareholders take regulatory action against the board.
The Funds shall vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of the issuer’s or its board’s broader practices.
Establish Board Committee
The Funds shall vote FOR shareholder proposals that seek creation of a key board committee.
The Funds shall vote AGAINST shareholder proposals requesting creation of additional board committees or offices except as otherwise provided for herein.
Filling Board Vacancies / Removal of Directors
The Funds shall vote AGAINST proposals that allow removal of directors only for cause.
The Funds shall vote FOR proposals to restore shareholder ability to remove directors with or without cause.
The Funds shall vote AGAINST proposals that allow only continuing directors to elect replacement directors to fill board vacancies.
The Funds shall vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Stock Ownership Requirements
The Funds shall vote AGAINST such shareholder stock ownership requirement proposals. Term Limits / Retirement Age
The Funds shall vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards.
B-11

2- Compensation
Frequency of Advisory Votes on Executive Compensation
The Funds shall vote FOR proposals seeking an annual “Say on Pay”, and AGAINST those seeking less frequent “Say on Pay”.
Proposals to Provide an Advisory Vote on Executive Compensation (Canada)
The Funds shall vote FOR if it is an ANNUAL vote unless the issuer already provides an annual shareholder vote.
Executive Pay Evaluation
Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals
The Funds shall vote FOR management proposals seeking ratification of the issuer’s executive compensation structure unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative Proxy Advisory Firm recommendation.
The Funds shall vote AGAINST:
•
Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.);
•
Single Trigger Severance provisions that do not require an actual change in control to be triggered in new or amended employment agreements;
•
Single Trigger Severance provisions that do not require an actual change in control to be triggered and the Long-Term Incentive Plan’s performance period is less than three years;
•
Plans that allow named executive officers to have material input into setting their own compensation;
•
Short-Term Incentive Plans in which treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains);
•
Long-Term Incentive Plans in which performance measures hurdles/measures are set based on a backward-looking performance period;
•
Company plans in international markets that provide for contract or notice periods or severance/termination payments that exceed market practices (e.g., relative to multiple of annual compensation); and/or
•
Compensation structures at externally managed issuers (EMI) or externally managed REITs (EMR) that lack adequate disclosure based on the Proxy Advisory Firm’s assessment.
The Funds shall consider on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends opposing and none of the above factors have been triggered.
Golden Parachutes
The Funds shall vote AGAINST proposals due to:
•
Single or modified-single trigger severance provisions;
•
Total Named Executive Officer (“NEO”) payout as a percentage of the total equity value;
•
Aggregate of all single-triggered components (cash and equity) as a percentage of the total NEO payout;
•
Excessive payout; and/or
•
Recent material amendments or new agreements that incorporate problematic features.
Equity-Based and Other Incentive Plans Including OBRA
Equity Compensation
The Funds shall consider compensation and employee benefit plans, including those in connection with OBRA3, or the issuance of shares in connection with such plans on a CASE-BY-CASE basis. The Funds shall vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:
The Funds shall vote FOR a plan, if:
•
Board independence is the only concern;
•
Amendment places a cap on annual grants;

3 OBRA is an employee-funded defined contribution plan for certain employees of publicly held companies.
B-12

•
Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA;
•
Amendment adds performance-based goals to comply with Section 162(m) of OBRA; and/or
•
Cash or cash-and-stock bonus components are approved for exemption from taxes under Section 162(m) of OBRA.
•
The Funds shall give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.
The Funds shall vote AGAINST a plan if it:
•
Exceeds recommended costs (U.S. or Canada);
•
Incorporates share allocation disclosure methods that prevent a cost or dilution assessment;
•
Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure);
•
Permits deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors;
•
Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice;
•
Permits financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice;
•
Permits plan administrators to benefit from the plan as potential recipients;
•
Permits for an overly liberal change in control definition. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.);
•
Permits for post-employment vesting or exercise of options if deemed inappropriate;
•
Permits plan administrators to make material amendments without shareholder approval; and/or
•
Permits procedure amendments that do not preserve shareholder approval rights.
Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (Toronto Stock Exchange Issuers)
The Funds shall vote AGAINST if the amendment procedures do not preserve shareholder approval rights.
Stock Option Plans for Independent Internal Statutory Auditors (Japan)
The Funds shall vote AGAINST such proposals.
Matching Share Plans
The Funds shall vote AGAINST such proposals if the matching share plan does not meet recommended standards considering holding period, discounts, dilution, participation, purchase price, or performance criteria.
Employee Stock Purchase Plans or Capital Issuance in Support Thereof
Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.
Director Compensation
Non-Executive Director Compensation
The Funds shall vote FOR cash-based proposals.
The Funds shall vote AGAINST performance-based equity-based proposals and patterns of excessive pay.
Bonus Payments (Japan)
The Funds shall vote FOR if all bonus payments are for directors or auditors who have served as executives of the issuer and AGAINST if any bonus payments are for outsiders.
Bonus Payments – Scandals
The Funds shall vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability for any malfeasance may be attributable to the nominee.
The Funds shall consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors where culpability for malfeasance may not be attributable to all nominees.
B-13

Severance Agreements
Vesting of Equity Awards upon Change in Control
The Funds shall vote FOR management proposals seeking a specific treatment (e.g., double-trigger or pro- rata) of equity that vests upon change in control unless evidence exists of abuse in historical compensation practices.
The Funds shall vote AGAINST shareholder proposals regarding the treatment of equity if change(s) in control severance provisions are double-triggered. The funds shall vote FOR the proposal if such provisions are not double-triggered.
Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention
The Funds shall vote FOR such compensation arrangements if:
•
The primary concerns raised would not result in a negative vote under these Guidelines on a management “Say on Pay” proposal or the relevant board or committee member(s);
•
The issuer has provided adequate rationale and/or disclosure; or
•
Support is recommended as a condition to a major transaction such as a merger. Treatment of Severance Provisions
The Funds shall vote AGAINST new or materially amended plans, contracts, or payments that include a single trigger change in control severance provisions or do not require an actual change in control in order to be triggered.
The Funds shall vote FOR shareholder proposals seeking double triggers on change in control severance provisions.
Compensation-Related Shareholder Proposals
Executive and Director Compensation
The Funds shall consider on a CASE-BY-CASE basis shareholder proposals that seek to impose new compensation structures or policies.
Holding Periods
The Funds shall vote AGAINST shareholder proposals requiring mandatory issuer stock holding periods for officers and directors.
Submit Severance and Termination Payments for Shareholder Ratification
The Funds shall vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if the listing exchange requires ratification thereof.
3- Audit-Related
Auditor Ratification and/or Remuneration
The Funds shall vote FOR management proposals except in such cases as indicated below. The Funds shall consider auditor ratification and/or remuneration on a CASE-BY-CASE basis if:
The Funds shall vote AGAINST auditor ratification and/or remuneration if:
•
The Proxy Advisory Firm raises questions of auditor independence or disclosure including the auditor selection process;
•
Total fees for non-audit services exceed 50 percent of aggregated auditor fees (including audit-related fees, and tax compliance and preparation fees as applicable); or
•
Evidence exists of excessive compensation relative to the size and nature of the issuer.
The Funds shall vote AGAINST an auditor ratification and/or remuneration proposal if the issuer has failed to disclose audit fees.
The Funds shall vote FOR shareholder proposals that ask the issuer to present its auditor for ratification annually.
Auditor Independence
The Funds shall consider shareholder proposals asking issuers to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.
Audit Firm Rotation
The Funds shall vote AGAINST shareholder proposals asking for mandatory audit firm rotation.
Indemnification of Auditors
The Funds shall vote AGAINST auditor indemnification proposals.
B-14

Independent Statutory Auditors (Japan)
The Funds shall vote AGAINST an independent statutory auditor proposal if the candidate is or was affiliated with the issuer, its primary bank(s), or one of its top shareholders.
The Funds shall vote AGAINST incumbent directors implicated in scandals, malfeasance, or at issuers exhibiting poor internal controls.
4- Shareholder Rights and Defenses
Advance Notice for Shareholder Proposals
The Funds shall vote FOR management proposals relating to advance notice period requirements provided that the period requested is in accordance with applicable law and no material governance concerns have arisen regarding the issuer.
Corporate Documents / Article and Bylaw Amendments or Related Director Actions
The Funds shall vote FOR such proposal if the change or policy is editorial in nature or if shareholder rights are protected.
The Funds shall vote AGAINST such proposal if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders including cases in which the issuer failed to opt out of a law that affects shareholder rights (e.g., staggered board).
The Funds shall, with respect to article amendments for Japanese issuers:
•
Vote FOR management proposals to amend an issuer’s articles to expand its business lines in line with its current industry;
•
Vote FOR management proposals to amend an issuer’s articles to provide for an expansion or reduction in the size of the board unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns;
•
If anti-takeover concerns exist, the Funds shall vote AGAINST management proposals including bundled proposals to amend an issuer’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense; and/or
•
Follow the Proxy Advisory Firm’s guidelines relating to management proposals regarding amendments to authorize share repurchases at the board’s discretion, and vote AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low) and in cases in which the issuer trades at below book value or faces a real likelihood of substantial share sales, or in which this amendment is bundled with other amendments that are clearly in shareholders’ interest.
Majority Voting Standard
The Funds shall vote FOR proposals that seek director election via an affirmative majority vote in connection with a shareholder meeting provided such vote contains a plurality carve-out for contested elections and provided such standard does not conflict with applicable law in the issuer’s country of incorporation.
The Funds shall vote FOR amendments to corporate documents or other actions promoting a majority standard.
Cumulative Voting
The Funds shall vote FOR shareholder proposals to restore or permit cumulative voting.
The Funds shall vote AGAINST management proposals to eliminate cumulative voting if the issuer:
•
Is controlled;
•
Maintains a classified board of directors; or
•
Maintains a dual class voting structure.
Proposals may be supported irrespective of classified board status if an issuer plans to declassify its board or adopt a majority voting standard.
Confidential Voting
The Funds shall vote FOR management proposals to adopt confidential voting.
The Funds shall vote FOR shareholder proposals that request issuers to adopt confidential voting, use independent tabulators, and use independent election inspectors so long as the proposals include clauses for proxy contests as follows:
•
In the case of a contested election management should be permitted to request that the dissident group honors its confidential voting policy;
•
If the dissidents agree the policy shall remain in place; and
•
If the dissidents do not agree the confidential voting policy shall be waived.
B-15

Fair Price Provisions
The Funds shall consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.
The Funds shall vote AGAINST fair price provisions containing shareholder vote requirements greater than a majority of disinterested shares.
Poison Pills
The Funds shall vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that can be reasonably construed as an anti-takeover measure based on the Proxy Advisory Firm’s approach to evaluating such proposals.
The Funds shall vote FOR shareholder proposals that ask an issuer to submit its poison pill for shareholder ratification or to redeem that poison pill in lieu thereof, unless:
•
Shareholders have approved the plan’s adoption;
•
The issuer has already implemented a policy that should reasonably prevent abusive use of the poison pill; or
•
The board had determined that it was in the best interest of shareholders to adopt a poison pill without delay, provided that such plan shall be put to shareholder vote within twelve months of adoption or expire and would immediately terminate if not approved by a majority of the votes cast.
The Funds shall consider shareholder proposals to redeem an issuer’s poison pill on a CASE-BY-CASE basis.
Proxy Access
The Funds shall vote FOR proposals to allow shareholders to nominate directors and list those nominees in the issuer’s proxy statement and on its proxy card, provided that criteria meet the Funds’ internal thresholds and that such standard does not conflict with applicable law in the country in which the issuer is incorporated. The Funds shall consider shareholder and management proposals that appear on the same agenda on a CASE-BY-CASE basis.
The Funds shall vote FOR management proposals also supported by the Proxy Advisory Firm.
Quorum Requirements
The Funds shall consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.
Exclusive Forum
The Funds shall vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the issuer (“Exclusive Forum”) if the issuer’s state of incorporation is the same as its proposed Exclusive Forum, otherwise they shall consider such proposals on a CASE-BY-CASE basis.
Reincorporation Proposals
The Funds shall consider proposals to change an issuer’s state of incorporation on a CASE-BY-CASE basis.
The Funds shall vote FOR management proposals not assessed as:
•
A potential takeover defense; or
•
A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if assessed as such the Funds shall consider management’s rationale for the change.
The Funds shall vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.
The Funds shall vote AGAINST shareholder reincorporation proposals not supported by the issuer.
Shareholder Advisory Committees
The Funds shall consider proposals to establish a shareholder advisory committee on a CASE-BY-CASE basis.
Right to Call Special Meetings
The Funds shall vote FOR management proposals to permit shareholders to call special meetings.
The Funds shall consider management proposals to adjust the thresholds applicable to call a special meeting on a CASE-BY-CASE basis.
The Funds shall vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when any of the following apply:
B-16

•
Company does not currently permit shareholders to do so;
•
Existing ownership threshold is greater than 25 percent; or
•
Sole concern relates to a net-long position requirement. Written Consent
The Funds shall vote AGAINST shareholder proposals seeking the right to act via written consent if the issuer:
•
Permits shareholders to call special meetings;
•
Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and
•
Has otherwise demonstrated its accountability to shareholders (e.g., the issuer has reasonably addressed majority-supported shareholder proposals).
The Funds shall vote FOR shareholder proposals seeking the right to act via written consent if the above conditions are not present.
The Funds shall vote AGAINST management proposals to eliminate the right to act via written consent. State Takeover Statutes
The Funds shall consider proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions) on a CASE-BY-CASE basis.
Supermajority Shareholder Vote Requirement
The Funds shall vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements, except:
The Funds shall consider such proposals on a CASE-BY-CASE basis if the issuer has shareholder(s) holding significant ownership percentages and retaining existing supermajority requirements would protect minority shareholder interests.
Time-Phased Voting
The Funds shall vote AGAINST proposals to implement and FOR proposals to eliminate time-phased or other forms of voting that do not promote a “one share, one vote” standard.
5- Capital and Restructuring
The Funds shall consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless they utilize a contrary recommendation from the relevant Investment Professional(s).
The Funds shall vote AGAINST proposals authorizing excessive board discretion.
Capital
Common Stock Authorization
The Funds shall consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds shall be utilized in evaluating such proposals. In cases in which such requests are above the allowable threshold the Funds shall utilize an issuer-specific qualitative review (e.g., considering rationale and prudent historical usage).
The Funds shall vote FOR proposals within the Proxy Advisory Firm’s permissible thresholds or those in excess of but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the issuer states that the additionally issued stock may be used as a takeover defense.
The Funds shall vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when an issuer’s shares are at risk of delisting.
Notwithstanding the above, the Funds shall vote AGAINST:
•
Proposals to increase the number of authorized shares of a class of stock if these Guidelines do not support the issuance which the increase is intended to service (e.g., merger or acquisition proposals).
Dual Class Capital Structures
The Funds shall vote AGAINST:
•
Proposals to create or perpetuate dual class capital structures with unequal voting rights (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a “one share, one vote” standard, contain a sunset provision of seven or fewer years to avert bankruptcy or generate non-dilutive financing, or are not designed to increase the voting power of an insider or significant shareholder).
•
Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in issuers that have dual-class capital structures.
B-17

The Funds shall vote FOR proposals to eliminate dual-class capital structures.
General Share Issuances / Increases in Authorized Capital
The Funds shall consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the issuer’s rationale.
The Proxy Advisory Firm’s assessment shall govern Fund voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares.
Preemptive Rights
The Funds shall consider shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them on a CASE-BY-CASE basis. In evaluating proposals on preemptive rights, the Funds shall consider an issuer’s size and shareholder base characteristics.
Adjustments to Par Value of Common Stock
The Funds shall vote FOR management proposals to reduce the par value of common stock unless doing so raises other concerns not otherwise supported under these Guidelines.
Preferred Stock
Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock considering the Proxy Advisory Firm's support of special circumstances such as mergers or acquisitions in addition to the following criteria:
The Funds shall consider on a CASE-BY-CASE basis proposals to increase the number of shares of “blank check” preferred shares or preferred stock authorized for issuance. This approach incorporates both qualitative and quantitative measures including a review of:
•
Past performance (e.g., board governance, shareholder returns, and historical share usage); and
•
The current request (e.g., rationale, whether shares are “blank check” and “declawed”, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).
The Funds shall vote AGAINST proposals authorizing issuance of preferred stock or creation of new classes of preferred stock having unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
The Funds shall vote FOR proposals to issue or create “blank check” preferred stock in cases in which the issuer expressly states that the stock shall not be used as a takeover defense or not utilize a disparate voting rights structure.
The Funds shall vote AGAINST in cases in which the issuer expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.
The Funds shall vote FOR proposals to authorize or issue preferred stock in cases in which the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Preferred Stock (International)
Fund voting decisions should generally be based on the Proxy Advisory Firm’s approach, and the Funds shall:
•
Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders;
•
Vote FOR the creation/issuance of convertible preferred stock so long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests; and
•
Vote AGAINST the creation of:
(1)
A new class of preference shares that would carry superior voting rights to common shares; or
(2)
“Blank check” preferred stock unless the board states that the authorization shall not be used to thwart a takeover bid.
Shareholder Proposals Regarding Blank Check Preferred Stock
The Funds shall vote FOR shareholder proposals requesting shareholder ratification of “blank check” preferred stock placements other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.
Share Repurchase Programs
The Funds shall vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms but vote AGAINST plans containing terms favoring selected parties.
The Funds shall vote FOR management proposals to cancel repurchased shares.
The Funds shall vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate market volume or duration parameters.
B-18

The Funds shall consider shareholder proposals seeking share repurchase programs on a CASE-BY- CASE basis giving primary consideration to input from the relevant Investment Professional(s).
Stock Distributions: Splits and Dividends
The Funds shall vote FOR management proposals to increase common share authorization for a stock split provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.
Reverse Stock Splits
The Funds shall consider management proposals to implement a reverse stock split on a CASE-BY-CASE considering management’s rationale and/or disclosure if the split constitutes a capital increase that effectively exceeds the Proxy Advisory Firm’s permissible threshold due to the lack of a proportionate reduction in the number of shares authorized.
Allocation of Income and Dividends
With respect to Japanese and South Korean issuers, the Funds shall consider management proposals concerning income allocation and the dividend distribution, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis voting with the Proxy Advisory Firm’s recommendations to oppose such proposals for cases in which:
•
The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•
The payout is excessive given the issuer’s financial position.
The Funds shall vote FOR such issuer management proposals in other markets.
The Funds shall vote AGAINST proposals in which issuers seek to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).
In any market, in the event multiple proposals regarding dividends are on the same agenda the Funds shall vote FOR the management proposal if the proposal meets the support conditions described above and shall vote AGAINST the shareholder proposal; otherwise, the Funds shall consider such proposals on a CASE-BY-CASE basis.
Stock (Scrip) Dividend Alternatives
The Funds shall vote FOR most stock (scrip) dividend proposals but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Tracking Stock
The Funds shall consider the creation of tracking stock on a CASE-BY-CASE basis giving primary consideration to the input from relevant Investment Professional(s).
Capitalization of Reserves
The Funds shall vote FOR proposals to capitalize the issuer’s reserves for bonus issues of shares or to increase the par value of shares unless the Proxy Advisory Firm raises concerns not otherwise supported under these Guidelines.
Debt Instruments and Issuance Requests (International)
The Funds shall vote AGAINST proposals authorizing excessive board discretion to issue or set terms for debt instruments (e.g., commercial paper).
The Funds shall vote FOR debt issuances for issuers when the gearing level (current debt-to-equity ratio) does not exceed the Proxy Advisory Firm’s defined thresholds.
The Funds shall vote AGAINST proposals in which the debt issuance will result in an excessive gearing level as set forth in the Proxy Advisory Firm’s defined thresholds, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.
Acceptance of Deposits (India)
Fund voting decisions are based on the Proxy Advisory Firm’s approach to evaluating such proposals.
Debt Restructurings
The Funds shall consider proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis.
Financing Plans
The Funds shall vote FOR the adoption of financing plans if they are in shareholders’ best economic interests.
B-19

Investment of Company Reserves (International)
The Funds shall consider such proposals on a CASE-BY-CASE basis.
Restructuring
Mergers and Acquisitions, Special Purpose Acquisition Corporations (SPACs) and Corporate Restructurings
The Funds shall vote FOR a proposal not typically supported under these Guidelines if a key proposal such as a merger transaction is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).
The Funds shall consider such proposals on a CASE-BY-CASE basis based on the Proxy Advisory Firm’s evaluation approach if the relevant Investment Professional(s) do not provide input with regard thereto.
Waiver on Tender-Bid Requirement
The Funds shall consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists, and the issuer has provided a reasonable rationale for the request.
Related Party Transactions
The Funds shall vote FOR approval of such transactions, unless the agreement requests a strategic move outside the issuer’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.
6- Environmental and Social Issues
Environmental and Social Proposals
Institutional shareholders now routinely scrutinize shareholder proposals regarding environmental and social matters. Accordingly, in addition to governance risks and opportunities, issuers should also assess their environmental and social risks and opportunities as they pertain to stakeholders including their employees, shareholders, communities, suppliers, and customers.
Issuers should adequately disclose how they evaluate and mitigate such material risks in order to allow shareholders to assess how well the issuers mitigate and leverage their social and environmental risks and opportunities. Issuers should adopt disclosure methodologies considering recommendations from the Sustainability Accounting Standards Board (SASB), Task Force on Climate-related Financial Disclosures (TCFD), or Global Reporting Initiative (GRI) to foster uniform disclosure and to allow shareholders to assess risks across issuers.
Accordingly, the Funds shall vote FOR proposals related to environmental, sustainability and corporate social responsibility if the issuer’s disclosure and/or its management of the issue(s) appears inadequate relative to its peers and if the proposal:
•
applies to the issuer’s business,
•
enhances long-term shareholder value,
•
requests more transparency and commitment to improve the issuer’s environmental and/or social risks,
•
aims to benefit the issuer’s stakeholders,
•
is reasonable and not unduly onerous or costly, or
•
is not requesting data that is primarily duplicative to data the issuer already publicly provides.
Environmental
The Funds shall vote FOR proposals relating to environmental impact that reasonably:
•
aim to reduce negative environmental impact, including the reduction of greenhouse gas emissions and other contributing factors to global climate change; and/or
•
request disclosure relating to how the issuer addresses its climate impact.
Social
The Funds shall vote FOR proposals relating to corporate social responsibility that request disclosure of how the issuer manages its:
•
employee and board diversity; and/or
•
human capital management, human rights, and supply chain risks.
Approval of Donations
The Funds shall vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided. The Funds shall otherwise vote AGAINST such proposals.
B-20

7- Routine/Miscellaneous
Routine Management Proposals
The Funds shall consider proposals for which the Proxy Advisory Firm recommends voting AGAINST on a
CASE-BY-CASE basis.
Authority to Call Shareholder Meetings on Less than 21 Days’ Notice
For issuers in the United Kingdom, the Funds shall consider such proposals on a CASE-BY-CASE basis assessing whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.
Approval of Financial Statements and Director and Auditor Reports
The Funds shall vote AGAINST such proposals if concerns exist regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.
The Funds shall consider such proposals on a CASE-BY-CASE basis if other concerns exist regarding severance/termination payments.
The Funds shall vote AGAINST such proposals if concerns exist regarding the issuer’s financial accounts and reporting, including related party transactions.
The Funds shall vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm resulting from concerns regarding board independence or inclusion of non-independent directors on the audit committee.
The Funds shall vote FOR such proposals if the only reason for a negative Proxy Advisory Firm recommendation is to express disapproval of broader issuer or board practices.
Other Business
The Funds shall vote AGAINST proposals for Other Business.
Adjournment
The Funds shall vote FOR when presented with a primary proposal such as a merger or corporate restructuring that is also supported.
The Funds shall vote AGAINST when not presented with a primary proposal, such as a merger, and a proposal on the ballot is opposed.
The Funds shall consider other circumstances on a CASE-BY-CASE basis.
Changing Corporate Name
The Funds shall vote FOR management proposals requesting a corporate name change. Multiple Proposals
The Funds may vote FOR multiple proposals of a similar nature presented as options to the issuer management’s favored course of action, provided that:
•
Support for a single proposal is not operationally required;
•
No single proposal is deemed superior in the interest of the Fund(s); and
•
Each proposal would otherwise be supported under these Guidelines.
The Funds shall vote AGAINST any proposals that would otherwise be opposed under these Guidelines.
Bundled Proposals
The Funds shall vote FOR such proposals if all of the bundled items are supported under these Guidelines.
The Funds shall consider such proposals on a CASE-BY-CASE basis if one or more items are not supported under these Guidelines and/or the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.
Moot Proposals
This instruction pertains to items for which support has become moot (e.g., a director for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment)); the Funds shall WITHHOLD support if the Proxy Advisory Firm recommends that course of action.
8- Investment Companies Registered Under the Investment Company Act of 1940
Investment companies registered under the Investment Company Act of 1940 (Investment Companies) generally have different matters requiring shareholder approval and are subject to different regulatory requirements than operating issuers. Accordingly, the Funds shall consider matters related to Investment Companies on a CASE-BY-CASE basis.
B-21

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2025
Voya Investors Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-366-0066
Voya Global Perspectives® Portfolio
Class/Ticker: ADV/IPARX; I/IPIRX; S/IPSRX
Voya Retirement Aggressive Portfolio
Class/Ticker: ADV/IRGPX; I/IIRGX
Voya Retirement Conservative Portfolio
Class/Ticker: ADV/IRCAX; I/IRCPX
Voya Retirement Moderate Portfolio
Class/Ticker: ADV/IRMPX; I/IRMIX
Voya Retirement Moderately Aggressive Portfolio
Class/Ticker: ADV/IRMGX; I/IRGMX

This Statement of Additional Information (the “SAI”) contains additional information about each portfolio listed above (each, a “Portfolio” and collectively, the “Portfolios”). This SAI is not a prospectus and should be read in conjunction with each Portfolio’s prospectus dated May 1, 2025, as supplemented or revised from time to time (the “Prospectus”). Each Portfolio's financial statements for the fiscal year ended December 31, 2024, including the independent registered public accounting firm's report thereon found in the Portfolio's Form N-CSR for the fiscal year ended December 31, 2024, are incorporated into this SAI by reference. Each Portfolio's Prospectus, shareholder reports, financial statements and other information may be obtained free of charge by contacting the Portfolio at the address and phone number written above or by visiting our website at https://individuals.voya.com/product/variable-portfolio/prospectuses-reports.

INTRODUCTION AND GLOSSARY
This SAI is designed to elaborate upon information contained in each Portfolio’s Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of each Portfolio’s securities and investment techniques. Some investment techniques are described only in the Prospectus and are not repeated here.
Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.
Following are definitions of general terms that may be used throughout this SAI:
1933 Act: Securities Act of 1933, as amended
1934 Act: Securities Exchange Act of 1934, as amended
1940 Act: Investment Company Act of 1940, as amended, including the rules and regulations thereunder, and the terms of applicable no-action relief or exemptive orders granted thereunder
Affiliated Fund: A fund within the Voya family of funds
Board: The Board of Trustees for the Trust
Business Day: Each day the NYSE opens for regular trading
CDSC: Contingent deferred sales charge
CFTC: United States Commodity Futures Trading Commission
Code: Internal Revenue Code of 1986, as amended
Distribution Agreement: The Distribution Agreement for each Portfolio, as described herein
Distributor: Voya Investments Distributor, LLC
ETF: Exchange-Traded Fund
EU: European Union
Expense Limitation Agreement: The Expense Limitation Agreement(s) for each Portfolio, as described herein
FDIC: Federal Deposit Insurance Corporation
FHLMC: Federal Home Loan Mortgage Corporation
FINRA: Financial Industry Regulatory Authority, Inc.
Fiscal Year End of each Portfolio: December 31
Fitch: Fitch Ratings
FNMA: Federal National Mortgage Association
GNMA: Government National Mortgage Association
Independent Trustees: The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of each Portfolio
Investment Adviser: Voya Investments, LLC or Voya Investments
Investment Management Agreement: The Investment Management Agreement for each Portfolio, as described herein
IPO: Initial Public Offering
IRA: Individual Retirement Account
IRS: United States Internal Revenue Service
LIBOR: London Interbank Offered Rate
MLPs: Master Limited Partnerships
Moody’s: Moody’s Investors Service, Inc.
NAV: Net Asset Value
NRSRO: Nationally Recognized Statistical Rating Organization
NYSE: New York Stock Exchange
OTC: Over-the-counter
1

Portfolio: One or more of the investment management companies listed on the front cover of this SAI
Principal Underwriter: Voya Investments Distributor, LLC or the “Distributor”
Prospectus: One or more prospectuses for each Portfolio
REIT: Real Estate Investment Trust
REMICs: Real Estate Mortgage Investment Conduits
RIC: A “Regulated Investment Company,” pursuant to the Code
Rule 12b-1: Rule 12b-1 (under the 1940 Act)
Rule 12b-1 Plan: A Distribution and/or Shareholder Service Plan adopted under Rule 12b-1
Rule 144A: Rule 144A under the 1933 Act
S&L: Savings & Loan Association
S&P: S&P Global Ratings
SEC: United States Securities and Exchange Commission
SOFR: Secured Overnight Financing Rate
Sub-Adviser: One or more sub-advisers for a Portfolio, as described herein
Sub-Advisory Agreement: The Sub-Advisory Agreement(s) for each Portfolio, as described herein
Trust: Voya Investors Trust
UK: United Kingdom
Underlying Funds: Unless otherwise stated, other mutual funds or ETFs in which each Portfolio may invest
Voya family of funds or the “funds”: All of the registered investment companies managed by Voya Investments
Voya IM: Voya Investment Management Co. LLC
HISTORY OF the Trust
Voya Investors Trust, an open-end management investment company that is registered under the 1940 Act, was organized as a Massachusetts business trust on August 3, 1988. On July 17, 1989, the name of the Trust changed from “Western Capital Specialty Managers Trust” to “The Specialty Managers Trust.” On January 31, 1992, the name of the Trust changed from “The Specialty Managers Trust” to “The GCG Trust.” On May 1, 2003, the name of the Trust changed from “The GCG Trust” to “ING Investors Trust.” On May 1, 2014, the name of the Trust changed from “ING Investors Trust” to “Voya Investors Trust.”
Portfolio Name Changes During the Past Five Years

Portfolio	Former Name	Date of Change
Voya Retirement Aggressive Portfolio	Voya Retirement Growth Portfolio	May 1, 2025
Voya Retirement Moderately Aggressive Portfolio	Voya Retirement Moderate Growth Portfolio	May 1, 2025
2

SUPPLEMENTAL DESCRIPTION OF Portfolio INVESTMENTS AND RISKS
Diversification and Concentration
Diversified Investment Companies. The 1940 Act generally requires that a diversified portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).
Non-Diversified Investment Companies. A non-diversified investment company under the 1940 Act means that a portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers may cause the portfolio’s share price to fluctuate more than that of a diversified investment company. When compared to a diversified portfolio, a non-diversified portfolio may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.
Concentration. For purposes of the 1940 Act, concentration occurs when at least 25% of a portfolio’s assets are invested in any one industry or group of industries.
Each Portfolio is classified as a “diversified” portfolio as that term is defined under the 1940 Act. In addition, each Portfolio has a fundamental policy against concentration.
Investments, Investment Strategies, and Risks
Each Portfolio invests in a variety of investment types and employs a number of investment strategies and techniques. Each Portfolio may make other investments and engage in other types of strategies or techniques, to the extent consistent with its investment objective(s) and strategies and except where otherwise prohibited by applicable law or the Portfolio's own investment restrictions, as set forth in the Prospectus or this SAI.
The discussion below provides additional information about certain of the investments, investment techniques, and investment strategies that the Investment Adviser and/or Sub-Adviser(s) may use in managing the Portfolios as well as the risks associated with such investments, investment techniques, and investment strategies. The investments, investment techniques, and investment strategies as well as the risks associated with such investments, investment techniques, and investment strategies are presented below in alphabetical order to facilitate readability, and their order does not imply that a Portfolio prioritizes one investment, investment technique, or investment strategy over another nor does it imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The information below supplements the discussion of the principal investment strategies and principal risks contained in each Portfolio’s Prospectus, but does not describe every type of investment, investment technique, investment strategy, factor, or other consideration that a Portfolio may take into account nor does it describe every risk to which the Portfolio may be exposed.
A Portfolio may use any or all of these investment types, investment techniques, or investment strategies at any one time, and the fact that a Portfolio may use an investment type, investment technique, or investment strategy does not mean that it will be used.
A Portfolio may be subject to the risks described below (either directly or indirectly through investments in one or more Underlying Funds). Accordingly, discussion of investments or investment strategies by “a Portfolio” and associated risks refer to investments, investment strategies, and risks of a Portfolio or by an Underlying Fund, as the case may be. Similarly, a reference to “the Investment Adviser” or to “the Sub-Adviser(s)” is to the entity responsible for the investments or investment strategies in question, whether by a Portfolio or by an Underlying Fund.
Temporary Defensive Positions
When the Investment Adviser or the Sub-Adviser to a Portfolio or an Underlying Fund anticipates adverse or unusual market, economic, political, or other conditions, the Portfolio or Underlying Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, a Portfolio or Underlying Fund may make investments believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt instruments that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio or Underlying Fund invests defensively, it may not achieve its investment objective. A Portfolio's or Underlying Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such defensive position may be utilized.
Unless otherwise indicated, a Portfolio’s investment objective, policies, investment strategies, and practices are non-fundamental. For additional information, see the section entitled “Fundamental and Non-Fundamental Investment Restrictions” below.

Asset Class/Investment Technique	Voya Global Perspectives® Portfolio	Voya Retirement Aggressive Portfolio	Voya Retirement Conservative Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderately Aggressive Portfolio
Artificial Intelligence	X
Asset-Backed Securities	X	X	X	X	X
Bank Instruments	X	X	X	X	X
Borrowing	X	X	X	X	X
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Asset Class/Investment Technique	Voya Global Perspectives® Portfolio	Voya Retirement Aggressive Portfolio	Voya Retirement Conservative Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderately Aggressive Portfolio
Commercial Paper	X	X	X	X	X
Commodities	X	X	X	X	X
Common Stocks	X	X	X	X	X
Convertible Securities	X	X	X	X	X
Corporate Debt Instruments	X	X	X	X	X
Credit-Linked Notes	X	X	X	X	X
Custodial Receipts and Trust Certificates	X	X	X	X	X
Delayed Funding Loans and Revolving Credit Facilities	X	X	X	X	X
Depositary Receipts	X	X	X	X	X
Derivative Instruments	X	X	X	X	X
Emerging Markets Investments	X	X	X	X	X
Equity-Linked Notes
Eurodollar and Yankee Dollar Instruments	X	X	X	X	X
Event-Linked Bonds	X	X	X	X	X
Floating or Variable Rate Instruments	X	X	X	X	X
Foreign (non-U.S.) Currencies	X	X	X	X	X
Foreign (non-U.S.) Investments	X	X	X	X	X
Forward Commitments	X	X	X	X	X
Futures Contracts	X	X	X	X	X
Guaranteed Investment Contracts	X	X	X	X	X
High-Yield Securities	X	X	X	X	X
Hybrid Instruments	X	X	X	X	X
Illiquid Securities	X	X	X	X	X
Inflation-Indexed Bonds	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X
Inverse Floating Rate Securities
Master Limited Partnerships	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X
Municipal Securities	X	X	X	X	X
Options	X	X	X	X	X
Other Investment Companies and Pooled Investment Vehicles	X	X	X	X	X
Participation on Creditors' Committees	X	X	X	X	X
Participatory Notes	X	X	X	X	X
Preferred Stocks	X	X	X	X	X
Private Investments in Public Companies
Real Estate Securities and Real Estate Investment Trusts	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X
Restricted Securities	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X	X	X	X	X
Rights and Warrants	X	X	X	X	X
Securities Lending	X	X	X	X	X
Senior and Other Bank Loans	X	X	X	X	X
Short Sales	X	X	X	X	X
Small- and Mid-Capitalization Issuers	X	X	X	X	X
Sovereign Debt	X	X	X	X	X
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Asset Class/Investment Technique	Voya Global Perspectives® Portfolio	Voya Retirement Aggressive Portfolio	Voya Retirement Conservative Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderately Aggressive Portfolio
Special Purpose Acquisition Companies
Special Situation Issuers	X	X	X	X	X
Structured Notes
Supranational Entities	X	X	X	X	X
Swap Transactions and Options on Swap Transactions	X	X	X	X	X
To Be Announced Sale Commitments	X	X	X	X	X
Trust Preferred Securities	X	X	X	X	X
U.S. Government Securities and Obligations	X	X	X	X	X
When-Issued Securities and Delayed Delivery Transactions	X	X	X	X	X
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds	X	X	X	X	X
Artificial Intelligence: Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. Artificial intelligence can be categorized into two types: narrow artificial intelligence, which is designed for specific tasks, and general artificial intelligence, which has the ability to perform any intellectual task that a human can do and includes generative artificial intelligence (“GAI”). GAI is a type of artificial intelligence technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output. Typically, users enter questions, queries, or other inputs that prompt the GAI model or tool to produce output. In addition, some software uses GAI to suggest changes, summarize information, or translate text. Artificial intelligence has various applications in many fields such as healthcare, finance, transportation, and law.
The Investment Adviser or the Sub-Adviser may use and/or expand its use of artificial intelligence in connection with its business, operating and investment activities and a Portfolio’s investments may also use such technologies. Actual usage of such artificial intelligence will vary, and while the Investment Adviser or the Sub-Adviser expects from time to time to adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.
Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for a Portfolio, including, potentially, operational errors and investment losses.
Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the Investment Adviser or the Sub-Adviser, a Portfolio or its investments to utilize artificial intelligence in the manner it has to-date, and may have an adverse impact on the ability of the Investment Adviser or the Sub-Adviser, or the Portfolio or its investments to continue to operate as intended.
Asset-Backed Securities: Asset-backed securities are securities backed by assets that may include such items as credit card and automobile finance receivables, home equity sharing agreements or loans, student loans, consumer loans, installment loan contracts, home equity loans, mobile home loans, boat loans, business and small business loans, project finance loans, airplane leases, and leases of various other types of real and personal property (including those relating to railcars, containers, or telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), and other non mortgage-related income streams, such as income from renewable energy projects and franchise rights. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments – net of expenses – made by the borrower on the underlying assets (such as credit card receivables) are passed through to the investor. The value of asset-backed securities based on debt instruments, like that of traditional debt instruments, typically increases when interest rates fall and decreases when interest rates rise. However, these asset-backed securities differ from traditional debt instruments because of their potential for prepayment. A home equity sharing agreement is an agreement between a financial services company and a homeowner which allows a homeowner to access some of the equity in their home in exchange for a specified equity stake in the property. Unlike a mortgage, a home equity sharing agreement is not a loan and does not require a monthly payment. Instead, at the conclusion of the agreement term, the homeowner pays back the equity advance and a percentage of any appreciation in the property value. The price paid for asset-backed securities, the yield expected from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed security. Moreover, when the proceeds of a prepayment are reinvested in these circumstances, a rate of interest will likely be received that is lower than the rate on the security that was prepaid. To the extent that asset-backed securities are purchased at a premium, prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments and unscheduled prepayments generally will also result in the recognition of income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security
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that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term asset-backed securities generally fluctuates more widely in response to changes in interest rates than the value of shorter term asset-backed securities maturity extension risk could increase volatility. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other debt instruments, and as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of COVID-19, and governmental responses to the effects of the pandemic may result in increased delinquencies and losses and may have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.
The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The values of asset-backed securities may be affected by other factors, such as the availability of information concerning the pool of assets and its structure, the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the pool of assets, the originator of the underlying assets, or the entities providing the credit enhancement. The market values of asset-backed securities also can depend on the ability of their servicers to service the underlying assets and are, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying assets (e.g., failure to document a security interest in the underlying assets properly) may affect the rights of the security holders in and to the underlying assets. In addition, the insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security as well as costs and delays. Asset-backed securities that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with asset-backed securities that do have a security interest in the underlying assets. For example, many securities backed by credit card receivables are unsecured.
Collateralized Debt Obligations: Collateralized Debt Obligations (“CDOs”) are a type of asset-backed security and include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of bonds. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. CDOs may incur management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the debt instruments or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches of a CBO trust or CLO trust typically have higher ratings and lower yields than junior tranches. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.
The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which there are investments. Typically, CBOs, CLOs, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk, prepayment and extension risk, credit risk, liquidity risk and market risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying collateral, remoteness of those collateral assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets; and (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
Bank Instruments: Bank instruments include certificates of deposit (“CDs”), fixed-time deposits, and other debt and deposit-type obligations (including promissory notes that earn a specified rate of return) issued by: (i) a U.S. branch of a U.S. bank; (ii) a non-U.S. branch of a U.S. bank; (iii) a U.S. branch of a non-U.S. bank; or (iv) a non-U.S. branch of a non-U.S. bank. Bank instruments may be structured as fixed-, variable- or floating-rate obligations.
CDs typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of non-U.S. banks. Eurodollar certificates of deposit are CDs issued by non-U.S. banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to SOFR. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A fixed-time deposit is a bank obligation payable at a stated maturity date and bearing interest at a fixed rate. There are generally no
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contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, although there is generally no market for such deposits. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.
Certain bank instruments, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank instruments, however, are neither guaranteed nor insured by the FDIC or the U.S. government. These bank instruments are “backed” only by the creditworthiness of the issuing bank or parent financial institution. U.S. and non-U.S. banks are subject to different governmental regulation. They are subject to the risks of investing in the particular issuing bank and of investing in the banking and financial services sector generally. Certain obligations of non-U.S. banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of U.S. banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a non-U.S. jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) non-U.S. deposits may be seized or nationalized; (v) non-U.S. governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning non-U.S. banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ (including those that are less stringent) from those applicable to U.S. banks. Non-U.S. banks generally are not subject to examination by any U.S. government agency or instrumentality.
Borrowing: Borrowing may result in leveraging of a Portfolio’s assets. This borrowing may be secured or unsecured. Borrowing, like other forms of leverage, will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Portfolio’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Provisions of the 1940 Act require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell holdings at that time.
From time to time, a Portfolio may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such credit agreements will be allocated pursuant to guidelines approved by the Board.
A Portfolio may engage in other transactions that may have the effect of creating leverage in the Portfolio’s portfolio, including, by way of example, reverse repurchase agreements, dollar rolls, and derivatives transactions. A Portfolio will generally not treat such transactions as borrowings of money.
Commercial Paper: Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Commercial paper may consist of U.S. dollar- or foreign currency-denominated obligations of U.S. or non-U.S. issuers, and may be rated or unrated. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
Section 4(a)(2) commercial paper is commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the U.S. federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper is normally resold to other investors through or with the assistance of the issuer or dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.
Commodities: A Portfolio may gain exposure to commodity markets by investing in commodity-related instruments. Such instruments include, (i) commodity-linked derivatives such as futures contracts and options, that are designed to provide a Portfolio with exposure to the commodities market without necessarily investing directly in physical commodities; and (ii) exchange traded investment vehicles that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. Commodities values may be highly volatile, and may decline rapidly and without warning. The values of commodity related instruments will typically be substantially affected by changes in the values of their underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.
Common Stocks: Common stock represents an equity or ownership interest in an issuer. A common stock may decline in value due to an actual or perceived deterioration in the prospects of the issuer, an actual or anticipated reduction in the rate at which dividends are paid, or other factors affecting the value of an investment, or due to a decline in the values of stocks generally or of stocks of issuers in a particular industry or market sector. The values of common stocks may be highly volatile. If an issuer of common stock is liquidated or declares bankruptcy, the claims of owners of debt instruments and preferred stock take precedence over the claims of those who own common stock, and as a result the common stock could become worthless.
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Convertible Securities: Convertible securities are securities that combine the investment characteristics of debt instruments and common stocks. Convertible securities typically consist of debt instruments or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt instruments with warrants or common stock attached and derivatives combining the features of debt instruments and equity securities. Other convertible securities with additional or different features and risks may become available in the future. Convertible securities involve risks similar to those of both debt instruments and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt instruments of the issuer.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt instrument). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like a nonconvertible debt instruments or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a debt instrument, and the price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to greater levels of credit risk and liquidity risk.
Contingent Convertible Securities (“CoCos”): CoCos are a form of hybrid debt instrument. They are subordinated instruments that are designed to behave like bonds or preferred equity in times of economic health for the issuer, yet absorb losses when a pre-determined trigger event affecting the issuer occurs. CoCos are either convertible into equity at a predetermined share price or written down if a pre-specified trigger event occurs. Trigger events vary by individual security and are defined by the documents governing the contingent convertible security. Such trigger events may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk-weighted assets, the share price of the issuer falling to a particular level for a certain period of time, and certain regulatory events. CoCos are subject to credit, interest rate, high-yield securities, foreign investments and market risks associated with both debt instruments and equity securities. In addition, CoCos have no stated maturity and have fully discretionary coupons.  If the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, hence worsening the holder’s standing in a bankruptcy proceeding.
Corporate Debt Instruments: Corporate debt instruments are long and short-term debt instruments typically issued by businesses to finance their operations. Corporate debt instruments are issued by public or private issuers, as distinct from debt instruments issued by a government or its agencies. The issuer of a corporate debt instrument typically has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. The broad category of corporate debt instruments includes debt issued by U.S. or non-U.S. issuers of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt instruments may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. Because of the wide range of types and maturities of corporate debt instruments, as well as the range of creditworthiness of issuers, corporate debt instruments can have widely varying risk/return profiles.
Corporate debt instruments carry both credit risk and interest rate risk. Credit risk is the risk that an investor could lose money if the issuer of a corporate debt instrument is unable to pay interest or repay principal when it is due. Some corporate debt instruments that are rated below investment grade (commonly referred to as “junk bonds”) are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt instruments. The credit risk of a particular issuer’s debt instrument may vary based on its priority for repayment. For example, higher-ranking (senior) debt instruments have a higher priority than lower ranking (subordinated) debt instruments. This means that the issuer might not make payments on subordinated debt instruments while continuing to make payments on senior debt instruments. In addition, in the event of bankruptcy, holders of higher-ranking senior debt instruments may receive amounts otherwise payable to the holders of more junior securities. The market value of corporate debt instruments may be expected to rise and fall inversely with interest rates generally. In general, corporate debt instruments with longer terms tend to fall more in value when interest rates rise than corporate debt instruments with shorter terms. The value of a corporate debt instrument may also be affected by supply and demand for similar or comparable securities in the marketplace. Fluctuations in the value of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in NAV. Corporate debt instruments generally trade in the over-the-counter market and can be less liquid that other types of investments, particularly during adverse market and economic conditions.
Credit-Linked Notes: Credit-linked notes are privately negotiated obligations whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an emerging market bond. A credit-linked note typically is issued by a special purpose trust or similar entity and is a direct obligation of the issuing entity. The entity, in turn, invests in
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debt instruments or derivative contracts in order to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. Purchasing a credit-linked note assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. There is also exposure to the issuer of the credit-linked note in the full amount of the purchase price of the note and the note is often not secured by the reference securities or other collateral.
The market for credit-linked notes may be or may become illiquid. The number of investors with sufficient understanding to support transacting in the notes may be quite limited, and may include only the parties to the original purchase/sale transaction. Changes in liquidity may result in significant, rapid and unpredictable changes in the value for credit-linked notes. In certain cases, a market price for a credit-linked note may not be available and it may be difficult to determine a fair value of the note.
Custodial Receipts and Trust Certificates: Custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, represent interests in instruments held by a custodian or trustee. The instruments so held may include U.S. government securities or other types of instruments. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying instruments, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. The holder of custodial receipts and trust certificates will bear its proportionate share of the fees and expenses charged to the custodial account or trust. There may also be investments in separately issued interests in custodial receipts and trust certificates. Custodial receipts may be issued in multiple tranches, representing different interests in the payment streams in the underlying instruments (including as to priority of payment).
In the event an underlying issuer fails to pay principal and/or interest when due, a holder could be required to assert its rights through the custodian bank, and assertion of those rights may be subject to delays, expenses, and risks that are greater than those that would have been involved if the holder had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying instruments have been deposited is determined to be an association taxable as a corporation instead of a non-taxable entity, the yield on the underlying instruments would be reduced by the amount of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that pay interest at rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below, or rise above, a specified rate. These instruments include inverse and range floaters. Because some of these instruments represent relatively recent innovations and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of instruments and may present greater potential for capital gain or loss, including potentially loss of the entire principal investment. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on such derivative instruments.
Delayed Funding Loans and Revolving Credit Facilities: Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans, up to a maximum amount, upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that, as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility (whereas, in the case of a delayed funding loan, such amounts may not be “re-borrowed”). Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. Agreeing to participate in a delayed fund loan or a revolving credit facility may have the effect of requiring an increased investment in an issuer at a time when such investment might not otherwise have been made (including at a time when the issuer’s financial condition makes it unlikely that such amounts will be repaid). To the extent that there is such a commitment to advancing additional funds, assets that are determined to be liquid by the Investment Adviser or the Sub-Adviser in accordance with procedures established by the Board will at times be segregated, in an amount sufficient to meet such commitments.
Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to resell such instruments. As a result, such investments may not be sold at an opportune time or may have to be resold at less than fair market value.
Depositary Receipts: Depositary receipts are typically trust receipts issued by a U.S. bank or trust company that evince an indirect interest in underlying securities issued by a foreign entity, and are in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).
Generally, ADRs are publicly traded on a U.S. stock exchange or in the OTC market, and are denominated in U.S. dollars, and the depositaries are usually a U.S. financial institution, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.
GDRs may be traded in any public or private securities markets in U.S dollars or other currencies and generally represent securities held by institutions located anywhere in the world. For GDRs, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S issuer.
EDRs are generally issued by a European bank and traded on local exchanges.
Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary
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receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Holders of unsponsored depositary receipts, which are created independently of the issuer of the underlying security, generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. As a result, available information concerning the issuer of an unsponsored depositary receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.
In addition, a depositary or issuer may unwind its depositary receipt program, or the relevant exchange may require depositary receipts to be delisted, which could require a Portfolio to sell its depositary receipts (potentially at disadvantageous prices) or to convert them into shares of the underlying non-U.S. security (which could adversely affect their value or liquidity). Depositary receipts also may be subject to illiquidity risk, and trading in depositary receipts may be suspended by the relevant exchange.
ADRs, GDRs and EDRs are subject to many of the same risks associated with investing directly in foreign issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities it will be subject to the currency risk of both the investment in the depositary receipt and the underlying securities. The value of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
Derivative Instruments: Derivatives are financial contracts whose values change based on changes in the values of one or more underlying assets or the difference between underlying assets. Underlying assets may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Examples of derivative instruments include swap agreements, forward commitments, futures contracts, and options. Derivatives may be traded on contract markets or exchanges, or may take the form of contractual arrangements between private counterparties. Investing in derivatives involves counterparty risk, particularly with respect to contractual arrangements between private counterparties. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying asset(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives typically involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Legislation and regulation of derivatives in the United States and other countries, including margin, clearing, trading, reporting, and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause changes in the use of derivatives, or otherwise adversely affect the use of derivatives.
Certain derivative transactions require margin or collateral to be posted to and/or exchanged with a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party, whether directly or through a segregated custodial account. If an entity holding the margin or collateral becomes bankrupt or insolvent or otherwise fails to perform its obligations due to financial difficulties, there could be delays and/or losses in liquidating open positions purchased or sold through such entity and/or recovering amounts owed, including a loss of all or part of its collateral or margin deposits with such entity.
Some derivatives may be used for “hedging,” meaning that they may be used when the manager seeks to protect investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the manager seeks to increase liquidity; implement a cash management strategy; invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of portfolio investments; and/or to enhance return. However, when derivatives are used, their successful use is not assured and will depend upon the manager’s ability to predict and understand relevant market movements.
Derivatives Regulation: The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The EU, the UK, and certain other jurisdictions have implemented or are in the process of implementing similar requirements, which will affect derivatives transactions with a counterparty organized in, or otherwise subject to, the EU’s or other jurisdiction’s derivatives regulations. Clearing rules and other rules and regulations could, among other things, restrict a registered investment company's ability to engage in, or increase the cost of, derivatives transactions, for example, by eliminating the availability of some types of derivatives, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While these rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency, or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements may expose investors to different kinds of costs and risks. For example, in the event of a counterparty's (or its affiliate's) insolvency, a Portfolio's ability to exercise remedies (such as the termination of transactions, netting of obligations and realization on collateral) could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU, the UK and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the liabilities of counterparties who are subject to such proceedings in the EU and the UK could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
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Additionally, U.S. regulators, the EU, the UK, and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. These regulations have had a material impact on the use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between a registered investment company and its counterparties and in certain cases increase the amount of margin required. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.
The SEC has adopted new rules that require managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under the new rules, the SEC will publicly disclose aggregated short position information on a monthly basis. The SEC has also adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales. In addition, other non-U.S. jurisdictions (such as the EU and the UK) where a Portfolio may trade have reporting requirements. If a Portfolio's short positions or its strategy become generally known, it could have a significant effect on the manager's ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Portfolio forcing the Portfolio to cover its positions at a loss. Such reporting requirements also may limit the manager's ability to access management and other personnel at certain companies where the manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Portfolio, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Portfolio could decrease drastically. Such events could make the Portfolio unable to execute its investment strategy. Short sales are also subject to certain SEC regulations and certain EU and UK regulations (under which there are restrictions on net short sales in certain securities). If the SEC or regulatory authorities in other jurisdictions were to adopt additional restrictions regarding short sales, they could restrict a Portfolio's ability to engage in short sales in certain circumstances, and the Portfolio may be unable to execute its investment strategy as a result. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect. Such bans or other restrictions may make it impossible for a Portfolio to execute certain investment strategies and may have a material adverse effect on a Portfolio's ability to generate returns. See also “Risks of transactions in futures contracts and related options” for more information.
The SEC adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), related to the use of derivatives, reverse repurchase agreements, and certain other transactions by registered investment companies. In connection with the adoption of Rule 18f-4, the SEC withdrew prior guidance requiring compliance with an asset segregation framework for covering certain derivative instruments and related transactions. Rule 18f-4, like the prior guidance, provides a mechanism by which a Portfolio is able to engage in derivatives transactions, even if the derivatives are considered to be “senior securities” for purposes of Section 18 of the 1940 Act, and it is expected that a Portfolio will continue to rely on that exemption, to the extent applicable. Rule 18f-4, among other things, requires a fund to apply value-at-risk (“VaR”) leverage limits to its investments in derivatives transactions and certain other transactions that create future payment and delivery obligations as well as implement a derivatives risk management program. Generally, these requirements apply unless a fund satisfies Rule 18f-4's “limited derivatives users” exception. When a fund invests in reverse repurchase agreements or similar financing transactions, including certain tender option bonds, Rule 18f-4 requires the fund to either aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions.
Exclusions of the Investment Adviser from commodity pool operator definition: With respect to each Portfolio, the Investment Adviser has claimed relief from registration with the CFTC as a commodity pool operator (“CPO”) provided to fund-of-funds operators pursuant to CFTC No-Action Letter 12-38. Consequently, the Investment Adviser is not subject to registration or regulation as a CPO under the Commodity Exchange Act (“CEA”). In addition, with respect to each Portfolio, the Investment Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC.
The terms of the CPO relief require each Portfolio, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, options on futures, and certain swaps, which, in turn, include non-deliverable forward currency contracts, as further described below. Compliance with the terms of the CPO relief may limit the ability of the Investment Adviser to manage the investment program of each Portfolio in the same manner as it would in the absence of the relief. Each Portfolio is not intended as a vehicle for trading in the commodity interests markets. The CFTC has neither reviewed nor approved the Investment Adviser’s reliance on the relief, or each Portfolio, its investment strategies, or this SAI.
Emerging Markets Investments: Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment activity as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to a base currency. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
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Investing through Bond Connect: Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the People’s Republic of China (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of other debt instruments markets in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a Portfolio's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio’s investments and returns.
Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Portfolio. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). A Portfolio’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of a Portfolio’s Hong Kong sub-custodian. Therefore, a Portfolio’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce the Portfolio’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a Portfolio to the credit risk of the relevant securities depositories and a Portfolio’s Hong Kong sub-custodian. While a Portfolio holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
A Portfolio’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio, which may negatively affect investment returns for shareholders.
Investing through Stock Connect: A Portfolio may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, a Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance. PRC regulations require that a Portfolio that wishes to sell its China A-Shares pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit a Portfolio’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. A Portfolio’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the Portfolio’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Investment Adviser or Sub-Adviser to effectively manage a Portfolio, and may expose the Portfolio to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the Portfolio’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of a Portfolio to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Stock Connect trades are settled in Renminbi (“RMB”), the official currency of PRC, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Equity-Linked Notes: An equity-linked note (“ELN”) is an investment whose value is based on the value of a single equity security, basket of equity securities, or an index of equity securities (each, an “underlying equity”). Generally, when purchasing an ELN, a Portfolio pays the counterparty (usually a bank or brokerage firm) the current value of the underlying equity plus a commission. Upon the maturity of the ELN, a Portfolio generally is entitled to receive the par value plus a return based on the appreciation of the underlying equity. If the underlying equity has depreciated in value or if the price fluctuates outside of a preset range, depending on the type of ELN in which a Portfolio invested, the Portfolio may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely.
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ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly, or semiannually); varied participation rates (the rate at which a Portfolio participates in the appreciation of the underlying equity); limitations on the appreciation potential of the underlying equity by a maximum payment or call right; and different protection levels on a Portfolio’s principal investment. In addition, when the underlying equity is foreign securities or indices, an ELN may be priced with or without currency exposure. A Portfolio may engage in all types of ELNs, including those that: (1) provide for protection of the Portfolio’s principal in exchange for limited participation in the appreciation of the underlying equity, and (2) do not provide for such protection and subject the Portfolio to the risk of loss of the Portfolio’s principal investment.
An ELN may provide interest income, thereby offering a yield advantage over investing directly in the underlying equity. ELNs also may enable a Portfolio to obtain a return (the coupon payment) without risk to principal (in principal-protected ELNs) if the general price movement of the underlying equity is correctly anticipated. A Portfolio’s successful use of ELNs will usually depend on the Sub-Adviser’s ability to accurately assess the terms of the ELN and forecast the credit quality of the issuer and the movements in the value of the underlying equity. Should the prices of the underlying equity move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of the investment in the ELN, and it may realize losses, which could be significant and could include the Portfolio’s entire principal investment.
In addition, an investment in an ELN possesses the risks associated with the underlying equity, such as management risk, market risk, and as applicable, foreign securities and currency risks. In addition, because ELNs are in note form, ELNs are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. An ELN also bears the risk that the issuer of the ELN will default or become bankrupt. In such an event, a Portfolio may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the value of the ELN, regardless of the price of the underlying equity.
A Portfolio may also experience liquidity issues when investing in ELNs. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make ELNs difficult to sell and value. The market for those ELNs that are exchange traded may be thinly traded and no assurance of liquidity is provided.
ELNs may exhibit price behavior that does not correlate with the underlying equity. In addition, the performance of an ELN is the responsibility only of the issuer of the ELN and not the issuer of the underlying equity. As the holder of an ELN, a Portfolio generally has no rights to the underlying equity, including no voting rights or rights to receive dividends, although the amount of expected dividends to be paid during the term of the instrument are factored into the pricing and valuation of the underlying equity at inception.
An ELN is a form of Structured Note. See “Structured Notes” for more information.
Europe: European financial markets are vulnerable to volatility and losses arising from concerns about the potential exit of member countries from the EU and/or the Economic and Monetary Union of the European Union (the “EMU”) and, in the latter case, the reversion of those countries to their national currencies. Defaults by EMU member countries on sovereign debt, as well as any future discussions about exits from the EMU, may negatively affect a Portfolio’s investments in the defaulting or exiting country, in issuers, both private and governmental, with direct exposure to that country, and in European issuers generally. The UK left the EU on January 31, 2020 (commonly known as “Brexit”) and entered into an 11-month transition period during which the UK remained part of the EU single market and customs union. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new Trade and Cooperation Agreement. This agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as before, including in relation to financial services. Consequently, uncertainty remains in certain areas regarding the future UK-EU relationship.
From January 1, 2021, EU laws ceased to apply in the UK, with many being assimilated into UK law until repealed, replaced, or amended. The UK government has enacted legislation to make substantial amendments to these laws, creating unpredictable consequences for financial markets and investments. Brexit could significantly impact the UK, European, and global macroeconomic conditions, leading to prolonged political, legal, regulatory, tax, and economic uncertainty. This uncertainty may affect opportunities, pricing, availability, and cost of financing, regulation, values, or exit opportunities of companies or assets based in, doing business with, or having significant relationships in the UK or EU.
Eurodollar and Yankee Dollar Instruments: Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. The Eurodollar market is relatively free of regulations resulting in deposits that may pay somewhat higher interest than onshore markets. Their offshore locations make them subject to political and economic risk in the country of their domicile. Yankee dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers and may carry the same risks as investing in foreign (non-U.S.) securities.
Event-Linked Bonds: Event-linked exposure typically results in gains or losses depending on the occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, there may be a loss of a portion, or all, of the principal invested in the bond. If no trigger event occurs, the principal plus interest will be recovered. For some event-linked bonds, the trigger event or losses may be based on issuer-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for extensions of maturity that are mandatory, or optional, at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.
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Floating or Variable Rate Instruments: Variable and floating rate instruments are a type of debt instrument that provides for periodic adjustments in the interest rate paid on the instrument. Variable rate instruments provide for the automatic establishment of a new interest rate on set dates, while floating rate instruments provide for an automatic adjustment in the interest rate whenever a specified interest rate changes. Variable rate instruments will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
There is a risk that the current interest rate on variable and floating rate instruments may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate instruments are structured with liquidity features such as: (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries; or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt instruments (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such instruments. As a result, variable or floating rate instruments that include market-dependent liquidity features may lose value and the holders of such instruments may be required to retain them for an extended period of time or indefinitely.
Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate instruments than on the market value of comparable debt instruments. Thus, investing in variable and floating rate instruments generally allows less potential for capital appreciation and depreciation than investing in comparable debt instruments.
Foreign (Non-U.S.) Currencies: Investments in issuers in different countries are often denominated in foreign currencies. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of investments denominated in those currencies. Investments may be made in currency exchange contracts or other currency-related transactions (including derivatives transactions) to manage exposure to different currencies. Also, these contracts may reduce or eliminate some or all of the benefits of favorable currency fluctuations. The values of foreign currencies may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of portfolio investments. Some foreign countries have managed currencies, which do not float freely against the U.S. dollar.
Foreign (Non-U.S.) Investments: Investments in non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in U.S. issuers. Similar risks may apply to instruments traded on a U.S. exchange that are issued by issuers with significant exposure to non-U.S. countries. The less developed a country’s securities market is, the greater the level of risk. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. instruments are normally denominated and traded in currencies other than the U.S. dollar, the value of the assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and many non-U.S. issuers are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign (non-U.S.) security trading, settlement, and custodial practices (including those involving securities settlement where the assets may be released prior to receipt of payment) are often less well developed than those in U.S. markets, and may result in increased risk of substantial delays in the event of a failed trade or in insolvency of, or breach of obligation by, a foreign broker-dealer, securities depository, or foreign sub-custodian. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, imposition of tariffs or other economic and trade sanctions, entering or exiting trade or other intergovernmental agreements, confiscatory taxation, political of financial instability, and diplomatic developments that could adversely affect the values of the investments in certain non-U.S. countries. In certain foreign markets an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking.” The blocking period can last up to several weeks. Share blocking may prevent buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair a Portfolio’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign (non-U.S.) security. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Forward Commitments: Forward commitments are contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A forward commitment may be disposed of prior to settlement. Such a disposition would result in the realization of short-term profits or losses.
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Payment for the securities pursuant to one of these transactions is not required until the delivery date. However, the purchaser assumes the risks of ownership (including the risks of price and yield fluctuations) and the risk that the security will not be issued or delivered as anticipated. If a Portfolio makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.
Forward Currency Contracts: A forward currency contract is an obligation to purchase or sell a specified currency against another currency at a future date and price as agreed upon by the parties. Forward contracts usually are entered into with banks and broker-dealers and usually are for less than one year, but may be renewed. Forward contracts may be held to maturity and make the contemplated payment and delivery, or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio would be able to close out a forward currency contract at a favorable price or time prior to maturity.
Forward currency transactions may be used for hedging purposes. For example, a Portfolio might sell a particular currency forward if it holds bonds denominated in that currency but the Investment Adviser (or Sub-Adviser, if applicable) anticipates, and seeks to protect the Portfolio against, a decline in the currency against the U.S. dollar. Similarly, a Portfolio might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which the Investment Adviser (or Sub-Adviser, if applicable) anticipates purchasing for the Portfolio.
Hedging against a decline in the value of a currency does not limit fluctuations in the prices of portfolio securities or prevent losses to the extent they arise from factors other than changes in currency exchange rates. In addition, hedging transactions may limit opportunities for gain if the value of the hedged currency should rise. Moreover, it may not be possible to hedge against a devaluation that is so generally anticipated that no contracts are available to sell the currency at a price above the devaluation level it anticipates. The cost of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an underlying asset at a specific price and time agreed upon when the contract is made. Futures contracts are traded in the U.S. only on commodity exchanges or boards of trade - known as “contract markets” - approved for such trading by the CFTC, and must be executed through a futures commission merchant (also referred to herein as a “broker”) which is a member of the relevant contract market. Futures are subject to the creditworthiness of the futures commission merchant(s) and clearing organizations involved in the transaction.
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying asset). For instance, the sale of physically settled futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying asset called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.
Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. See, for example, “Index Futures Contracts” below.
The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying asset. The buyer of a futures contract enters into an agreement to purchase the underlying asset on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying asset on the settlement date and is said to be “short” the contract.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying asset unless the contract is held until the settlement date. The purchaser or seller of a futures contract is required to deposit “initial margin” with a futures commission merchant when the futures contract is entered into. Initial margin is typically calculated as a percentage of the contract's notional amount. A futures contract is valued daily at the official settlement price of the exchange on which it is traded. Each day cash is paid or received, called “variation margin,” equal to the daily change in value of the futures contract. The minimum margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Additional margin may be required by the futures commission merchant.
The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the assets underlying the futures positions it holds.
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Futures can be held until their settlement dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially resulting in substantial losses. The inability to close futures positions could require maintaining a futures positions under circumstances where the manager would not otherwise have done so, resulting in losses.
If a Portfolio buys or sells a futures contract as a hedge to protect against a decline in the value of a portfolio investment, changes in the value of the futures position may not correlate as expected with changes in the value of the portfolio investment. As a result, it is possible that the futures position will not provide the desired hedging protection, or that money will be lost on both the futures position and the portfolio investment.
Index Futures Contracts: An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities or other assets making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.
Interest Rate Futures Contracts: An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular interest rate index, debt instrument, or index of debt instruments at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt instrument at a future date at a price set at the time of the contract. Interest rate futures contracts may be bought or sold in an attempt to protect against the effects of interest rate changes on current or intended investments in debt instruments or generally to adjust the duration and interest rate sensitivity of an investment portfolio. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might enter into interest rate futures contracts for the sale of debt instruments. Such a sale would have much the same effect as selling some of the long-term bonds in a Portfolio’s portfolio. If interest rates did increase, the value of the debt instruments in the portfolio would decline, but the value of the interest rate futures contracts would be expected to increase, subject to the correlation risks described below, thereby keeping the NAV of a Portfolio from declining as much as it otherwise would have.
Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, an interest rate futures contract may protect against the effects of the anticipated rise in the value of long-term bonds until the necessary cash becomes available or the market stabilizes. At that time, the interest rate futures contracts could be liquidated and cash could then be used to buy long-term bonds on the cash market. Similar results could be achieved by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the futures market may be more liquid than the cash market in certain cases or at certain times.
Gold Futures Contracts: A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future sale of a specified amount of gold at a specified date, time, and price. If a Portfolio purchases a gold futures contract, it becomes obligated to pay for the gold from the seller in accordance with the terms of the contract. If a Portfolio sells a gold futures contract, it becomes obligated to sell the gold to the purchaser in accordance with the terms of the contract.
A Portfolio’s ability to invest directly in commodities and commodity-linked instruments may be limited by the Portfolio’s intention to qualify as a RIC and could adversely affect the Portfolio’s ability to so qualify. If a Portfolio’s investments in such instruments were to exceed applicable limits or if such investments were to be recharacterized for U.S. federal income tax purposes, the Portfolio might be unable to qualify as a RIC for one or more years, which would adversely affect the value of the Portfolio.
Foreign Currency Futures: Currency futures contracts are similar to currency forward contracts (described above), except that they are traded on exchanges (and always have margin requirements) and are standardized as to contract size and settlement date. Most currency futures call for payment in U.S. dollars. A foreign currency futures contract is a standardized exchange-traded contract for the future sale of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange, and have margin requirements.
At the maturity of a deliverable currency futures contract, a Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a market in such contracts. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.
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Margin Payments: If a Portfolio purchases or sells a futures contract, it is required to deposit with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming the Portfolio satisfies its contractual obligations.
Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying asset rises above the contract price, the Portfolio’s position declines in value. A Portfolio then pays the broker a variation margin payment generally equal to the difference between the contract price of the futures contract and the market price of the underlying asset. Conversely, if the price of the underlying asset falls below the contract price of the contract, a Portfolio’s futures position increases in value. The broker then must make a variation margin payment generally equal to the difference between the contract price of the futures contract and the market price of the underlying asset. If an exchange raises margin rates, a Portfolio would have to provide additional capital to cover the higher margin rates which could require closing out other positions earlier than anticipated.
If a Portfolio terminates a position in a futures contract, a final determination of variation margin would be made, additional cash would be paid by or to the Portfolio, and the Portfolio would realize a loss or a gain. Such closing transactions involve additional commission costs.
Options on Futures Contracts: Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying assets. A futures option gives the holder, in return for the premium paid, the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option (or on a specified date, depending on its terms). Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the expiration date suffer a loss of the premium paid.
Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.
A Portfolio would be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion on futures contracts. See “Margin Payments” above.
Risks of transactions in futures contracts and related options: Successful use of futures contracts is subject to the ability of the Investment Adviser (or Sub-Adviser, if applicable) to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss when the purchase or sale of a futures contract would not result in a loss, such as when there is no movement in the prices of the underlying futures contracts. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
The use of futures and related options involves the risk of imperfect correlation among movements in the prices of the assets underlying the futures and options, of the options and futures contracts themselves, and, in the case of hedging transactions, of the underlying assets which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Investment Adviser (or Sub-Adviser, if applicable) to forecast market movements such as movements in interest rates correctly. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, a Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying asset due to certain market distortions. For example, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying asset and futures markets. The margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.
The ability to establish and close out positions will be subject to the development and maintenance of a liquid market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. A Portfolio’s futures commission merchant may limit a Portfolio’s ability to invest in certain futures contracts. Such restrictions may adversely affect a Portfolio’s performance and its ability to achieve its investment objective.
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The CFTC, certain foreign (non-U.S.) regulators, and many futures exchanges have established (and continue to evaluate and monitor) speculative position limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, energy, and metals commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with these speculative limits, unless an exemption applies. Thus, even if a Portfolio’s holding does not exceed applicable position limits, it is possible that some or all of the positions in client accounts managed by the Investment Adviser (or Sub-Adviser, if applicable) and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of the Investment Adviser (or Sub-Adviser, if applicable) may be affected by the sizes of such aggregate positions. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Portfolio. A violation of position limits could also lead to regulatory action materially adverse to a Portfolio’s investment strategy. A Portfolio may also be affected by other regimes, including those of the EU and UK, and trading venues that impose position limits on commodity derivative contracts.
Guaranteed Investment Contracts: Guaranteed Investment Contracts (“GICs”) are issued by insurance companies. An insurance company issuing a GIC typically agrees, in return for the purchase price of the contract, to pay interest at an agreed upon rate (which may be a fixed or variable rate) and to repay principal. GICs typically guarantee that the interest rate will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to pay the principal amount to a Portfolio on seven days’ notice or less, at which time the investment may be considered illiquid securities. GICs are not backed by the U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.
High-Yield Securities: High-yield securities (commonly referred to as “junk bonds”) are debt instruments that are rated below investment grade. Investing in high-yield securities involves special risks in addition to the risks associated with investments in higher rated debt instruments. While investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high-yield securities typically entail greater price volatility as well as principal and income risk. High-yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of higher quality debt instruments.
High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high-yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield security prices because the advent of a recession could lessen the ability of a highly leveraged issuer to make principal and interest payments on its debt instruments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, additional expenses to seek recovery may be incurred.
The secondary market on which high-yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a high-yield security could be sold, and could adversely affect daily NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly traded market. When secondary markets for high-yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Each credit rating agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings. For more information on credit agency ratings, please see Appendix A. Furthermore, high-yield debt instruments may not be registered under the 1933 Act, and, unless so registered, a Portfolio will not be able to sell such high-yield debt instruments except pursuant to an exemption from registration under the 1933 Act. This may further limit a Portfolio's ability to sell high-yield debt instruments or to obtain the desired price for such securities.
Special tax considerations are associated with investing in high-yield securities structured as zero-coupon or pay-in-kind instruments. Income accrues on these instruments prior to the receipt of cash payments, which income must be distributed to shareholders when it accrues, potentially requiring the liquidation of other investments, including at times when such liquidation may not be advantageous, in order to comply with the distribution requirements applicable to RICs under the Code.
Hybrid Instruments: A hybrid instrument may be a debt instrument, preferred stock, depositary share, trust certificate, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators. Thus, hybrid instruments may take a variety of
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forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stocks with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy would be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.
Risks of Investing in Hybrid Instruments: The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand profiles of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile.
The return on a hybrid instrument will be reduced by the costs of the swaps, options, or other instruments embedded in the instrument.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in an underlying asset may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the underlying asset may not move in the same direction or at the same time.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in an underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
If a hybrid instrument is used as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.
Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor. A Portfolio may be prohibited from transferring a hybrid instrument, or the number of possible purchasers may be limited by applicable law or because few investors have an interest in purchasing such a customized product. Because hybrid instruments are typically privately negotiated contracts between two parties, the value of a hybrid instrument will depend on the willingness and ability of the issuer of the instrument to meet its obligations. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of futures, options on futures, and certain swaps.
Synthetic Convertible Securities: Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt instrument and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies, or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the value of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.
Illiquid Securities: Illiquid investment means any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Portfolio may not invest more than 15% of its net assets in illiquid investments. With the exception of money market funds, Rule 22e-4 under the 1940 Act requires a Portfolio to adopt a liquidity risk management program to assess and manage its liquidity risk. Under its program, a Portfolio is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and it may not reduce the liquidity risk inherent in a Portfolio’s investments.
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Inflation-Indexed Bonds: Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semi-annual coupon.
U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that bonds with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.
If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.
While these bonds, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these bonds may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.
The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy.
Other issuers of inflation-protected bonds include other U.S. government agencies or instrumentalities, corporations, and foreign governments. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these bonds may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
Any increase in principal for an inflation-protected bond resulting from inflation adjustments is considered to be taxable income in the year it occurs. For direct holders of inflation-protected bonds, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, with respect to inflation-protected instruments held by each Portfolio, both interest income and the income attributable to principal adjustments must currently be distributed to shareholders in the form of cash or reinvested shares.
Initial Public Offerings: The value of an issuer’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in an IPO may be held for a very short period of time. As a result, investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs. Investors in IPOs can be adversely affected by substantial dilution of the value of their shares due to sales of additional shares, and by concentration of control in existing management and principal shareholders.
Investments in IPOs may have a substantial beneficial effect on investment performance. Investment returns earned during a period of substantial investment in IPOs may not be sustained during other periods of more limited, or no, investments in IPOs. In addition, as an investment portfolio increases in size, the impact of IPOs on performance will generally decrease. Investment in securities offered in an IPO may lose money. There can be no assurance that investments in IPOs will be available or improve performance. Investments in secondary public offerings may be subject to certain of the foreign risks. A Portfolio will not necessarily participate in an IPO in which other mutual funds or accounts managed by the Investment Adviser or Sub-Adviser participate.
Inverse Floating Rate Securities: Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the values of inverse floaters, or other instruments or certificates structured to have similar features, generally move in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of instruments.
LIBOR Transition and Reference Benchmarks: LIBOR was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which a Portfolio may be a party, have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established
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in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly but the full impact of the transition on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be fully determined.
For example, SOFR is the replacement rate for USD-LIBOR and is published by the Federal Reserve Bank of New York. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. Markets in these new rates such as SOFR are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly although the full impact of the transition on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be fully determined.
While LIBOR was an unsecured rate, SOFR is a secured rate. SOFR, unlike LIBOR, reflects actual market transactions. Accordingly, SOFR is not the economic equivalent of LIBOR. Consequently, there can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including, without limitation, as a result of changes in interest and yield rates in the market, monetary policy, bank credit risk, market volatility or global or regional economic, financial, political, regulatory, judicial or other events.
In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the EU regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into UK law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
Master Limited Partnerships: MLPs typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are typically engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based issuers.
The manner and extent of direct and indirect investments in MLPs and limited liability companies may be limited by a Portfolio’s intention to qualify as a RIC under the Code, and any such investments may adversely affect the ability of a Portfolio to so qualify.
Mortgage-Related Securities: Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. There may also be investments in debt instruments which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).
Financial downturns (particularly an increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment) may adversely affect the market for mortgage-related securities. Many so-called sub-prime mortgage pools become distressed during periods of economic distress and may trade at significant discounts to their face value during such periods. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors may cause certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take further action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk of losses on mortgage-related securities.
Mortgage Pass-Through Securities: Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such
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as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has in the past experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased in the past and may continue to increase, and a decline in or flattening of housing values (as has occurred in the past and which may continue to occur in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Due largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Adjustable Rate Mortgage-Backed Securities: Adjustable rate mortgage-backed securities (“ARM MBSs”) have interest rates that reset at periodic intervals. Acquiring ARM MBSs permits participation in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARM MBSs are based. Such ARM MBSs generally have higher current yield and lower price fluctuations than is the case with more traditional debt instruments of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, there can be reinvestment in the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARM MBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, there is no benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARM MBSs behave more like debt instruments and less like adjustable rate debt instruments and are subject to the risks associated with debt instruments. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Agency Mortgage-Related Securities: The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
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FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
To the extent third party entities involved with mortgage-backed securities issued by private issuers are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-backed securities, including each Portfolio. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including each Portfolio, to cover legal or related costs. Any such action could result in losses to each Portfolio.
Collateralized Mortgage Obligations: Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. The issuer of a series of mortgage pass-through securities may elect to be treated as a REMIC. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt instruments, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs as well.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, there may be investments in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A manager may invest in various tranches of CMO bonds, including support bonds.
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CMO Residuals: CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, the initial investment in a CMO residual may never be fully recouped.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom may not, have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability.
Commercial Mortgage-Backed Securities: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Reverse Mortgage-Related Securities and Other Mortgage-Related Securities: Reverse mortgage-related securities and other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt instruments issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Stripped Mortgage-Backed Securities: SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO class”), while the other class will receive all of the principal (the principal-only or “PO class”). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, there may be failure to recoup some or all of the initial investment in these securities even if the security is in one of the highest rating categories.
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Privately Issued Mortgage-Related Securities: Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets certain investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage-related securities without insurance or guarantees may be bought if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Investment Adviser or Sub-Adviser determines that the securities meet certain quality standards. Securities issued by certain private organizations may not be readily marketable.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Privately issued mortgage-related securities are originated, packaged and serviced by third party entities. It is possible that these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the investment restrictions related to industry concentration by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Tiered Index Bonds: Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.
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Municipal Securities: Municipal securities are debt instruments issued by state and local governments, municipalities, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities of states, and multi-state agencies or authorities, the interest of which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from U.S. federal income tax. Municipal securities include both notes (which have maturities of less than one (1) year) and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.
In general, municipal securities are issued to obtain funds for a variety of public purposes such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.
The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are obligations secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt instruments may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including, among others: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Conditions in those sectors may affect the overall municipal securities markets.
Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) to the issuer within a specified number of days following the investor’s request. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the longer-term securities still held could experience substantially more volatility.
Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares.
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The secondary market for municipal bonds typically has been less liquid than that for taxable debt instruments, and this may affect a Portfolio’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.
Securities, including municipal securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular securities. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Portfolio’s municipal securities in the same manner.
From time to time, proposals have been introduced before Congress that, if enacted, would have the effect of restricting or eliminating the U.S. federal income tax exemption for interest on debt instruments issued by states and their political subdivisions. U.S. federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal securities. Further proposals limiting the issuance of municipal securities may well be introduced in the future.
Industrial Development and Pollution Control Bonds: Industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer, are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
Moral Obligation Securities: Moral obligation securities are usually issued by special purpose public authorities. A moral obligation security is a type of state issued municipal bond which is backed by a moral, not a legal, obligation. If the issuer of a moral obligation security cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality that created the issuer.
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Municipal Lease Obligations and Certificates of Participation: Municipal lease obligations and participations in municipal leases are undivided interests in an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “Lease Obligations”). Generally Lease Obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the Lease Obligation. As a result of this structure, Lease Obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.
Lease Obligations may contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the Lease Obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.
In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds.
Short-Term Municipal Obligations: Short-term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax anticipation notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue anticipation notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. Bond anticipation notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction loan notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-term Discount notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow. Revenue anticipation notes, construction loan notes, and short-term discount notes may, but will not necessarily, be general obligations of the issuer.
Options: An option gives the holder the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying asset at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying asset of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.
Options can be traded either through established exchanges (“exchange-traded options”) or privately negotiated transactions OTC options. Exchange-traded options are standardized with respect to, among other things, the underlying asset, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange-traded options.
All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The value of an OTC option that is not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.
The purchaser of a put option obtains the right (but not the obligation) to sell a specific amount or value of a particular asset to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying asset falls. However, if the underlying asset’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The purchaser of a call option obtains the right (but not the obligation) to purchase a specified amount or value of an underlying asset from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying asset rises. However, if the underlying asset’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position by entering into an offsetting option transaction if a liquid market is available. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying asset to the option writer at the strike price.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular asset at the strike price if the purchaser of the option chooses to exercise it. A call option written on a security or other instrument held by the Portfolio (commonly known as “writing a covered call option”) limits the opportunity to profit from an increase in the market price of the underlying asset above the exercise price of the option. A call option written on securities that are not currently held by the Portfolio is commonly known as “writing a naked call option.” During periods of declining securities prices or when prices are stable,
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writing these types of call options can be a profitable strategy to increase income with minimal capital risk. However, when securities prices increase, a Portfolio would be exposed to an increased risk of loss, because if the price of the underlying asset or instrument exceeds the option’s exercise price, the Portfolio would suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that a Portfolio does not own are riskier than calls written on securities owned by the Portfolio because there is no underlying asset held by the Portfolio that can act as a partial hedge. When such a call is exercised, a Portfolio must purchase the underlying asset to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that a Portfolio does not own have speculative characteristics and the potential for loss is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt instruments, that the asset may not be available for purchase.
Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer’s potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying asset exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited. A put option is in-the-money if the strike price of the option exceeds the value of the underlying asset, and so the put option writer’s loss is limited to the strike price. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out its position by entering into an offsetting option transaction if a liquid market is available. If the market is not liquid for an offsetting option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.
If a Portfolio is the writer of a cleared option, the Portfolio is required to deposit initial margin. Additional variation margin may also be required. If a Portfolio is the writer of an uncleared option, the Portfolio may be required to deposit initial margin and additional variation margin.
A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying asset when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying asset at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying asset at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying asset at exercise is less than the exercise price of the option.
Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying asset but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying asset with the same exercise price and expiration date.
The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying asset in relation to the exercise price of the option, the volatility of the underlying asset and the remaining period to the expiration date.
If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying asset moves adversely during that time. There can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.
Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio.
Foreign Currency Options: Put and call options on foreign currencies may be bought or sold either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options.
Index Options: An index option is a put or call option on a securities index or other (typically securities-related) index. In contrast to an option on a security, the holder of an index option has the right to receive a cash settlement amount upon exercise of the option. This settlement amount is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier.” The index underlying an index option may be a “broad-based” index, such as the S&P 500® Index or the NYSE Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology issuers. A stock index assigns relative values to the stocks included in the index, and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically. The risks of purchasing and selling index options are generally similar to the risks of purchasing and selling options on securities.
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Other Investment Companies and Pooled Investment Vehicles: Securities of other investment companies and pooled investment vehicles, including shares of closed-end investment companies, unit investment trusts, ETFs, open-end investment companies, and private investment funds represent interests in managed portfolios that may invest in various types of instruments. Investing in another investment company or pooled investment vehicle exposes a Portfolio to all the risks of that other investment company or pooled investment vehicle as well as additional expenses at the other investment company or pooled investment vehicle-level, such as a proportionate share of portfolio management fees and operating expenses. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations. Investing in a pooled investment vehicle involves the risk that the vehicle will not perform as anticipated. The amount of assets that may be invested in another investment company or pooled investment vehicle or in other investment companies or pooled investment vehicles generally may be limited by applicable law.
The securities of other investment companies, particularly closed-end funds, may be leveraged and, therefore, will be subject to the risks of leverage. The securities of closed-end investment companies and ETFs carry the risk that the price paid or received may be higher or lower than their NAV. Closed-end investment companies and ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other factors.
In making decisions on the allocation of the assets in other investment companies, the Investment Adviser and Sub-Adviser are subject to several conflicts of interest when they serve as the investment adviser and sub-adviser to one or more of the other investment companies. These conflicts could arise because the Investment Adviser or Sub-Adviser or their affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the other investment companies than others. For example, where the other investment companies have a sub-adviser that is affiliated with the Investment Adviser, the entire advisory fee is retained by a Voya company. Even where the net advisory fee is not higher for other investment companies sub-advised by an affiliate of the Investment Adviser or Sub-Adviser, the Investment Adviser and Sub-Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to Voya. Further, the Investment Adviser and Sub-Adviser may believe that redemption from another investment company will be harmful to that investment company, the Investment Adviser and Sub-Adviser or an affiliate. Therefore, the Investment Adviser and Sub-Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of another investment company.
The Investment Adviser has informed the Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which a Portfolio may be offered as an investment option. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Investment Adviser’s and Sub-Adviser’s investment decisions, including their allocation decisions with respect to the other investment companies, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to other investment companies which invest primarily in debt instruments or in a more conservative or less volatile investment style, may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques.
The Investment Adviser and Sub-Adviser have adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Investment Adviser's and Sub-Adviser’s allocation decisions may be affected by their conflicts of interest.
Exchange-Traded Funds: ETFs are investment companies whose shares trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index). The value of an ETF’s shares will change based on changes in the values of the investments it holds. The value of an ETF’s shares will also likely be affected by factors affecting trading in the market for those shares, such as illiquidity, exchange or market rules, and overall market volatility. The market price for ETF shares may be higher or lower than the ETF’s NAV. The timing and magnitude of cash flows in and out of an ETF could create cash balances that act as a drag on the ETF’s performance. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. Substantial market or other disruptions affecting ETFs could adversely affect the liquidity and value of the shares of a Portfolio to the extent it invests in ETFs. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.
Holding Company Depositary Receipts: Holding Company Depositary Receipts (“HOLDRs”) are securities that represent beneficial ownership in a group of common stocks of specified issuers in a particular industry. HOLDRs are typically organized as grantor trusts, and are generally not required to register as investment companies under the 1940 Act. Each HOLDR initially owns a set number of stocks, and the composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. As a result, stocks selected for those HOLDRs with a sector focus may not remain the largest and most liquid in their industry, and may even leave the industry altogether. If this happens, HOLDRs invested may not provide the same targeted exposure to the industry that was initially expected. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diversified and creating more risk.
Private Funds: Private funds are private investment funds, pools, vehicles, or other structures, including hedge funds and private equity funds. They may be organized as corporations, partnerships, trusts, limited partnerships, limited liability companies, or any other form of business organization (collectively, “Private Funds”). Investments in Private Funds may be highly speculative and highly volatile and
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may produce gains or losses at rates that exceed those of a Portfolio’s other holdings and of publicly offered investment pools. Private Funds may engage actively in short selling. Private Funds may utilize leverage without limit and, to the extent a Portfolio invests in Private Funds that utilize leverage, a Portfolio will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result.
Many Private Funds invest significantly in issuers in the early stages of development, including issuers with little or no operating history, issuers operating at a loss or with substantial variation in operation results from period to period, issuers with the need for substantial additional capital to support expansion or to maintain a competitive position, or issuers with significant financial leverage. Such issuers may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which a Portfolio will have no control.
Interests in a Private Fund will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain Private Funds may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Many Private Funds are not registered under the 1940 Act and, consequently, such funds are not subject to the restrictions on affiliated transactions and other protections applicable to registered investment companies. The valuations of securities held by Private Funds, which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund’s portfolio holdings will affect the ability of a Portfolio to calculate its NAV accurately.
Participation on Creditors’ Committees: A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Portfolio. Such participation may incur additional expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, which may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation on such committees may also expose a Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.
Participatory Notes: A Portfolio may invest in instruments that have economic characteristics similar to equity securities, such as participatory notes or other structured notes or instruments that may be developed from time to time. Participatory notes are a type of derivative instrument used by foreign investors to access local markets and to gain exposure to, primarily, equity securities of issuers listed on a local exchange. Rather than purchasing securities directly, a Portfolio may purchase a participatory note from a broker-dealer, which holds the securities on behalf of the noteholders.
Participatory notes are similar to depositary receipts except that: (1) brokers, not U.S. banks, are depositories for the securities; and (2) noteholders may remain anonymous to market regulators.
The value of the participatory notes will be directly related to the value of the underlying securities. Any dividends or capital gains collected from the underlying securities are remitted to the noteholder.
The risks of investing in participatory notes include derivatives risk and foreign investments risk. The foreign investments risk associated with participatory notes is similar to those of investing in depositary receipts. However, unlike depositary receipts, participatory notes are subject to counterparty risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.
Preferred Stocks: Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer.
Preferred stocks may pay fixed or adjustable rates of return. Preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the value of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock.
Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, because a substantial portion of the return on a preferred stock may be the dividend, its value may react similarly to that of a debt instrument to changes in interest rates. An issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its debt instruments and other debt. For this reason, the value of preferred stock will usually react more strongly than debt instruments to actual or perceived changes in the issuer’s financial condition or prospects. Preferred stocks of smaller issuers may be more vulnerable to adverse developments than preferred stock of larger issuers.
Private Investments in Public Companies: In a typical private placement by a publicly-held company (“PIPE”) transaction, a buyer will acquire, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act, common stock or a security convertible into common stock, such as convertible notes or convertible preferred stock. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the OTC market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws the common stock or the shares of common stock issuable upon conversion of the convertible securities. If the issuer
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fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g., warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus PIPE transactions present certain risks not associated with open market purchases of equities.
Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register the shares for public resale in a timely manner or at all, in which case the shares may be saleable only in a privately negotiated transaction at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A under the 1933 Act). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.
Real Estate Securities and Real Estate Investment Trusts: Investments in equity securities of issuers that are principally engaged in the real estate industry are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, other acts that destroy real property; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of issuers providing mortgage servicing will be subject to the risks associated with refinancing and their impact on servicing rights.
In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio’s ability to qualify as a RIC because of certain income source requirements applicable to RICs under the Code.
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The affairs of REITs are managed by the REIT's sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT's sponsor. REITs are not diversified, and are subject to the risks of financing projects. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their eligibility for favorable tax-treatment under the Code and for exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of investments in REITs to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small-capitalization issuers. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger issuer securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500® Index. The management
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of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may involve significant amounts of leverage.
Repurchase Agreements: A repurchase agreement is a contract under which a Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price. Repurchase agreements may be viewed as loans which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. To the extent that a Portfolio has invested a substantial portion of its assets in repurchase agreements, the investment return on such assets, and potentially the ability to achieve the investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. The mandatory clearing of such repurchase transactions could increase the cost of repurchase transactions and impose added operational complexity which could make it more difficult for a Portfolio to execute certain investment strategies.
Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the 1933 Act, are referred to as “restricted securities.” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly- traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk. The Portfolio may incur additional expenses when disposing of restricted securities, including costs to register the sale of the securities. The Board has delegated to Portfolio management the responsibility for monitoring and determining the liquidity of restricted securities, subject to the Board’s oversight.
Reverse Repurchase Agreements and Dollar Roll Transactions: Reverse repurchase agreements involve sales of portfolio securities to another party and an agreement by a Portfolio to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.
Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage-dollar rolls and U.S. Treasury rolls are types of dollar rolls. During the roll period, principal and interest paid on the securities is not received but proceeds from the sale can be invested.
Reverse repurchase agreement and dollar rolls involve the risk that the market value of the securities to be repurchased under the agreement may decline below the repurchase price. If the buyer of securities under a reverse repurchase agreement or dollar rolls files for bankruptcy or becomes insolvent, such a buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the obligation to repurchase the securities and use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Additionally, reverse repurchase agreements entail many of the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. The SEC has finalized new rules requiring the central clearing of certain reverse repurchase transactions involving U.S. Treasuries. The mandatory clearing of such transactions could increase the cost of such transactions and impose added operational complexity which could make it more difficult for a Portfolio to execute certain investment strategies.
Rights and Warrants: Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued in conjunction with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that usually entitle the holder to purchase a specified amount of common stock at a specified price on a specific date or during a specific period of time (typically for a period of only weeks). The exercise price on a right is normally at a discount from the market value of the common stock at the time of distribution.
Warrants may be used to enhance the marketability of a bond or preferred stock. Rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
Warrants and rights do not carry with them the right to dividends or to vote, do not represent any rights in the assets of the issuer and may or may not be transferable. Investments in warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and expires worthless if it is not exercised on or prior to its expiration date, if any.
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Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional debt instruments.
Equity-linked warrants are purchased from a broker, who in turn is expected to purchase shares in the local market. If a Portfolio exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Portfolio bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
Index-linked warrants are put and call warrants where the value varies depending on the change in the value of one or more specified securities indices. Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Portfolio were not to exercise an index-linked warrant prior to its expiration, then the Portfolio would lose the amount of the purchase price paid by it for the warrant.
Index-linked warrants are normally used in a manner similar to its use of options on securities indices. The risks of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Portfolio’s ability to exercise the warrants at such time, or in such quantities, as the Portfolio would otherwise wish to do.
Indirect investment in foreign equity securities may be made through international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign (non-U.S.) securities, to foreign risk and currency risk.
Securities Lending: Securities lending involves lending of portfolio securities to qualified broker/dealers, banks or other financial institutions who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failure to deliver securities, or completing arbitrage operations. Securities are loaned pursuant to a securities lending agreement approved by the Board and under the terms, structure and the aggregate amount of such loans consistent with the 1940 Act. Lending portfolio securities increases the lender’s income by receiving a fixed fee or a percentage of the collateral, in addition to receiving the interest or dividend on the securities loaned. As collateral for the loaned securities, the borrower gives the lender collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash (including U.S. dollars and foreign currency), securities issued by the U.S. government or its agencies or instrumentalities, or such other collateral as may be approved by the Board. The borrower must also agree to increase the collateral if the value of the loaned securities increases but may request some of the collateral be returned if the market value of the loaned securities goes down.
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During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. Loans are subject to termination by the lender or a borrower at any time. A Portfolio may choose to terminate a loan in order to vote in a proxy solicitation.
During the time a security is on loan and the issuer of the security makes an interest or dividend payment, the borrower pays the lender a substitute payment equal to any interest or dividends the lender would have received directly from the issuer of the security if the lender had not loaned the security. When a lender receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the lender itself to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for: (i) treatment as “qualified dividend income” in the hands of individuals; or (ii) the U.S. federal dividends received deduction in the hands of corporate shareholders. The Investment Adviser or Sub-Adviser (if applicable) therefore may cause a Portfolio to terminate a securities loan – and forego any income on the loan after the termination – in anticipation of a dividend payment. As of the date of this SAI, the Investment Adviser or Sub-Adviser (if applicable) is not engaging in this particular securities loan termination practice.
Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers that may be used and securities may be loaned to only one or a small group of borrowers. Participation in securities lending also incurs the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and a Portfolio with respect to the management of such cash collateral. To the extent that the value or return on investments of the cash collateral declines below the amount owed to a borrower, a Portfolio may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a Portfolio from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Adviser or Sub-Adviser (if applicable) is not responsible for any loss incurred by a Portfolio in connection with the securities lending program. See “Derivatives Regulation” for more information.
Senior and Other Bank Loans: Investments in variable or floating rate loans or notes (“Senior Loans”) are typically made by purchasing an assignment of a portion of a Senior Loan from a third party, either in connection with the original loan transaction (i.e., the primary market) or after the initial loan transaction (i.e., in the secondary market). A Portfolio may also make its investments in Senior Loans through the use of derivative instruments as long as the reference obligation for such instrument is a Senior Loan. In addition, a Portfolio has the ability to act as an agent in originating and administering a loan on behalf of all lenders or as one of a group of co-agents in originating loans.
Investment Quality and Credit Analysis: The Senior Loans in which a Portfolio may invest generally are rated below investment grade credit quality or are unrated. In acquiring a loan, the manager will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The manager performs its own independent credit analysis of each borrower. In so doing, the manager may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The manager also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by a Portfolio.
Senior Loan Characteristics: Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. They may also provide guarantees as a form of collateral. Senior Loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid it cannot be drawn upon again.
Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, Senior Loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits.
By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
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Senior Loans typically pay interest, at least quarterly, at rates which equal a fixed percentage spread over a base rate such as SOFR. For example, if SOFR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on Senior Loans, float, i.e., they change as market rates of interest change.
Although a base rate such as SOFR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.
Agents: Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.
The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. An agent for a loan is required to administer and manage the loan and to service or monitor the collateral. The agent is also responsible for the collection of principal, interest, and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower’s financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the loan.
Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between a Portfolio and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, a Portfolio would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, a Portfolio could experience a decrease in the NAV.
Typically, under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the loan and other fees on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.
When a Portfolio is an agent it has, as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the loan to the lenders if any, assumes all risks associated with the loan. The agent may enforce compliance by the borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan, which percentage varies depending on the relative loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a loan, or relating collateral therefor, frequently require the unanimous vote or consent of all lenders affected.
Pursuant to the terms of a loan agreement, the agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders. Each lender in a loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the borrower. Generally, loan agreements will hold the agent liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a borrower’s default on a loan, the loan agreements provide that the lenders do not have recourse against a Portfolio for its activities as agent. Instead, lenders will be required to look to the borrower for recourse.
At times a Portfolio may also negotiate with the agent regarding the agent’s exercise of credit remedies under a Senior Loan.
Additional Costs: When a Portfolio purchases a Senior Loan in the primary market, it may share in a fee paid to the original lender. When a Portfolio purchases a Senior Loan in the secondary market, it may pay a fee to, or forego a portion of the interest payments from, the lending making the assignment.
A Portfolio may be required to pay and receive various fees and commissions in the process of purchasing, selling, and holding loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing or for an extended period. The amount of fees is negotiated at the time of closing.
Loan Participation and Assignments: A Portfolio’s investment in loan participations typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and a Portfolio may not directly benefit
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from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
When a Portfolio is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because a Portfolio usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.
Because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such assets, a Portfolio anticipates that such assets could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such assets and a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemption of fund shares, to meet a Portfolio’s liquidity needs or, in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Portfolio to value these assets for purposes of calculating its NAV.
Additional Information on Loans: The loans in which a Portfolio may invest usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, that is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the loan in an order of maturity described in the loan documents. Under certain interests in loans, a Portfolio may have an obligation to make additional loans upon demand by the borrower. A Portfolio generally ensures its ability to satisfy such demands by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.
A principal risk associated with acquiring loans from another lender is the credit risk associated with the borrower of the underlying loan. Additional credit risk may occur when a Portfolio acquires a participation in a loan from another lender because the fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired.
Loans, unlike certain bonds, usually do not have call protection. This means that investments, while having a stated one to ten year term, may be prepaid, often without penalty. A Portfolio generally holds loans to maturity unless it becomes necessary to sell them to satisfy any shareholder repurchase offers or to adjust the fund’s portfolio in accordance with the manager’s view of current or expected economics or specific industry or borrower conditions.
Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a loan to be shorter than its stated maturity. Prepayment may be deferred by a Portfolio. Prepayment should, however, allow a Portfolio to reinvest in a new loan and would require a Portfolio to recognize as income any unamortized loan fees. In many cases reinvestment in a new loan will result in a new facility fee payable to a Portfolio.
Because interest rates paid on these loans fluctuate periodically with the market, it is expected that the prepayment and a subsequent purchase of a new loan by a Portfolio will not have a material adverse impact on the yield of the portfolio.
Bridge Loans: A Portfolio may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. A Portfolio may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
Covenant-Lite Loans: Loans in which a Portfolio may invest or to which a Portfolio may gain exposure indirectly through its investments in CDOs, CLOs or other types of structured securities may be considered “covenant-lite” loans. Covenant-lite refers to loans which do not incorporate traditional performance-based financial maintenance covenants. Covenant-lite does not refer to a loan’s seniority in the borrower’s capital structure nor to a lack of the benefit from a legal pledge of the borrower’s assets, and it also does not necessarily correlate to the overall credit quality of the borrower. Covenant-lite loans generally do not include terms which allow the lender to take action based on the borrower’s performance relative to its covenants. Such actions may include the ability to renegotiate and/or re-set the credit spread on the loan with the borrower, and even to declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Covenant-lite loans typically still provide lenders with other covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Portfolio may have fewer rights against a borrower when it invests in or has exposure to covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
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Short Sales: Short sales can be made “against the box” or not “against the box.” A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. The price at such a time may be more or less than the price at which the security was sold by the seller. The seller will incur a loss if the price of the security increases between the date of the short sale and the date on which the seller replaced the borrowed security. Such loss may be unlimited. The seller will realize a gain if the security declines in price between those dates. The amount of any gain will decrease, and the amount of a loss will increase, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.
The seller may also make short sales “against the box.” A short sale “against the box” is a transaction in which a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and in amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.
Selling short “against the box” typically limits the amount of effective leverage. Short sales “against the box” may be used to hedge against market risks when the manager believes that the price of a security may decline, causing a decline in the value of a security or a security convertible into or exchangeable for such security. In such case, any future losses in the long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities owned, either directly or indirectly, and, in the case of convertible securities, changes in the investment values or conversion premiums of such securities.
In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities. See “Derivatives Regulation” for more information.
Small- and Mid-Capitalization Issuers: Issuers with smaller market capitalizations, including small- and mid-capitalization issuers, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger issuers, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices are often more volatile, than the securities of issuers with larger market capitalizations. Issuers with smaller market capitalizations may include issuers with a limited operating history (unseasoned issuers). Investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the issuer’s management and less emphasis on fundamental valuation factors than would be the case for more mature issuers. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in issuers with an established operating record. The liquidation of significant positions in small- and mid-capitalization issuers with limited trading volume, particularly in a distressed market, could be prolonged and result in investment losses.
Sovereign Debt: Investments in debt instruments issued by governments or by government agencies and instrumentalities (so called sovereign debt) involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or rescheduling of debt payment. Any restructuring of a sovereign debt obligation will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, legal action against the sovereign issuer, or realization on collateral securing the debt, may not be possible. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade. Sovereign debt risk may be greater for debt instruments issued or guaranteed by emerging and/or frontier countries.
Sovereign debt includes Brady bonds, U.S. dollar-denominated bonds issued by an emerging market and collateralized by U.S. Treasury zero-coupon bonds. Brady bonds arose from an effort in the 1980s to reduce the debt held by less-developed countries that frequently defaulted on loans. The bonds are named for Treasury Secretary Nicholas Brady, who helped international monetary organizations institute the program of debt-restructuring. Defaulted loans were converted into bonds with U.S. Treasury zero-coupon bonds as collateral. Because the Brady bonds were backed by zero-coupon bonds, repayment of principal was insured. The Brady bonds themselves are coupon-bearing bonds with a variety of rate options (fixed, variable, step, etc.) with maturities of between 10 and 30 years. Issued at par or at a discount, Brady bonds often include warrants for raw material available in the country of origin or other options.
Special Purpose Acquisition Companies: A Portfolio may invest in stock, rights, and warrants of special purpose acquisition companies (“SPACs”). Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. If a Portfolio purchases shares of a SPAC in an IPO, it will generally bear a sales commission, which may be significant. SPACs often have pre-determined time frames to make an acquisition after going public (typically two years) or the SPAC will liquidate, at which point invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Unless and until an acquisition is completed, a SPAC generally holds its assets in U.S. government securities, money market securities and cash. To the extent the SPAC holds cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective. SPACs generally provide their investors with the option of redeeming
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an investment in the SPAC at or around the time of effecting an acquisition. In some cases, a Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with an acquisition. SPACs are subject to increasing scrutiny, and potential legal challenges or regulatory developments may limit their effectiveness or prevalence. For example, the SEC recently adopted additional disclosure and other rules that apply to SPACs; it is impossible to predict the potential impact of these developments on the use of SPACs.
Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the entity’s management to identify and complete a favorable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. At the time a Portfolio invests in a SPAC, there may be little or no basis for the Portfolio to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire. There is no guarantee that a SPAC in which a Portfolio invests will complete an acquisition or that any acquisitions that are completed will be profitable.
It is possible that a significant portion of the funds raised by a SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction. Attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases. No market, or only a thinly traded market, for shares of or interests in a SPAC may develop, leaving a Portfolio unable to sell its interest in a SPAC or able to sell its interest only at a price below what the Portfolio believes is the SPAC security’s value. In addition, a Portfolio may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled, and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. The values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Special Situation Issuers: A special situation arises when, in the opinion of the manager, the securities of a particular issuer can be purchased at prices below the anticipated future value of the cash, securities or other consideration to be paid or exchanged for such securities solely by reason of a development applicable to that issuer and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in special situations often involve much greater risk than is inherent in ordinary investment securities, because of the high degree of uncertainty that can be associated with such events.
If a security is purchased in anticipation of a proposed transaction and the transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security may decline sharply. There is typically asymmetry in the risk/reward payout of special situations strategies – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of a proposed transaction can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political developments, industry weakness, stock specific events, failed financings, and general market declines. Certain special situation investments prevent ownership interest therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Portfolio performance.
Structured Notes: Structured notes are investments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices, or other financial indicators (each, a “reference instrument”). Structured notes generally are privately negotiated debt obligations issued by corporations, including banks, or governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available. The terms of structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the values of the reference instrument. As a result, the interest and/or principal payments made on a structured note may change and a Portfolio may experience losses on some or all of the amount invested in a structured note. The rate of return on a structured note may be determined by applying a multiplier to the performance or differential performance of the reference instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in a structured note involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, structured notes may have lower liquidity than other types of securities, and their values may be more volatile than their reference instruments. “Subordinated” structured notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than “unsubordinated” structured notes.
Supranational Entities: Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. There is no assurance that participating governments will be able or willing to honor any commitments they may have made to make capital contributions to a supranational entity, or that a supranational entity will otherwise have resources sufficient to meet its commitments.
Swap Transactions and Options on Swap Transactions: Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined underlying assets, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Portfolio enters into an interest rate swap, it typically agrees to make
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payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Portfolio may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt instruments.
In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying asset; if the underlying asset declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A swap may create a long or short position in the underlying asset. A total return swap may be used to hedge against an exposure in an investment portfolio (including to adjust the duration or credit quality of a bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A total return swap may also be used to gain exposure to securities or markets which may not be accessed directly (in so-called market access transactions).
In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt instruments (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Rather than exchange the bonds for the par value, a single cash payment may be due from the seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a Portfolio buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If a Portfolio does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Portfolio is a buyer and no credit event occurs, the Portfolio will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. If a Portfolio sells protection under a credit default swap, the position may have the effect of creating leverage in the Portfolio’s portfolio through the Portfolio’s indirect long exposure to the issuer or securities on which the swap is written. If a Portfolio sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.
A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in a more economical way.
An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are based on a reference rate chosen by the parties and are typically measured quarterly. Rights arising pursuant to both caps and floors are typically exercised automatically if the strike is in the money. Caps and floors can eliminate the risk that the buyer fails to exercise an in-the-money option.
The swap market has grown over the years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, which has contributed to greater liquidity in certain areas of the swap market under normal market conditions.
An option on swap agreement (“swaption”) is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Depending on the terms of the particular swaption, generally a greater degree of risk is incurred when writing a swaption
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than when purchasing a swaption. If a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, if a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
The successful use of swap agreements or swaptions depends on the manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that its manager will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Portfolio. If the manager attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Portfolio would be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.
Counterparty risk with respect to derivatives has been and may continue to be affected by rules and regulations concerning the derivatives market. Some interest rate swaps and credit default index swaps are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Portfolio, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally. In some ways, cleared derivative arrangements are less favorable to a Portfolio than bilateral arrangements, for example, by requiring that a Portfolio provide more margin for its cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Portfolio, the clearing house or the clearing member through which it holds its position at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Portfolio to pursue its investment strategy.
Also, in the event of a counterparty's (or its affiliate's) insolvency, the possibility exists that a Portfolio's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the U.S., the EU, the UK, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Portfolio of a counterparty who is subject to such proceedings in the EU and the UK (sometimes referred to as a “bail in”).
The U.S. government, the EU, and the UK have also adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by a Portfolio in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.
Foreign Currency Warrants: Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).
To Be Announced Sale Commitments: To be announced commitments represent an agreement to purchase or sell securities on a delayed delivery or forward commitment basis through the “to-be announced” (“TBA”) market. With TBA transactions, a commitment is made to either purchase or sell securities for a fixed price, without payment, and delivery at a scheduled future dated beyond the customary settlement period for securities. In addition, with TBA transactions, the particular securities to be delivered or received are not identified at the trade date; however, securities delivered to a purchaser must meet specified criteria (such as yield, duration, and credit quality) and contain similar characteristics. TBA securities may be sold to hedge positions or to dispose of securities under delayed delivery arrangements.
Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the purchaser will still bear the risk of any decline in the value of the security to be delivered. Because these transactions do not require the
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purchase and sale of identical securities, the characteristics of the security delivered to the purchaser may be less favorable than the security delivered to the dealer. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser. TBA securities have the effect of creating leverage.
Recently effective FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBAs historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.
Trust Preferred Securities: Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common stocks, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust preferred securities, which are sold to investors. The trust uses the sale proceeds of its common stocks to purchase subordinated debt instruments issued by the financial institution. The financial institution uses the proceeds from the sale of the subordinated debt instruments to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt instruments. The interests of the holders of the trust preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt instruments issued by the financial institution. The primary advantage of this structure to the financial institution is that the trust preferred securities issued by the trust are treated by the financial institution as debt instruments for U.S. federal income tax purposes, the interest on which is generally a deductible expense for U.S. federal income tax purposes, and as equity for the calculation of capital requirements.
The trust uses interest payments it receives from the financial institution to make dividend payments to the holders of the trust preferred securities. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics of trust preferred securities include long-term maturities, early redemption option by the issuer, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt instruments. Trust preferred securities may be issued in reliance on Rule 144A and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders to sell their holdings. The condition of the financial institution can be considered when seeking to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities.
U.S. Government Securities and Obligations: Some U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect a Portfolio. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States. More recently, Fitch Ratings downgraded the U.S. long-term credit rating on August 1, 2023. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on a Portfolio or issuers of securities held by a Portfolio. The Investment Adviser and Sub-Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on a Portfolio’s portfolio. The Investment Adviser and Sub-Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.
Government Trust Certificates: Government trust certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government, no less than 90% of which is backed by the full faith and credit guarantee issued by the federal government of the United States pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998; and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s or have received a comparable rating by another NRSRO.
When-Issued Securities and Delayed Delivery Transactions: When-issued securities and delayed delivery transactions involve the purchase or sale of securities at a predetermined price or yield with payment and delivery taking place in the future after the customary settlement period for that type of security. Upon the purchase of the securities, liquid assets with an amount equal to or greater than the purchase price of the security will be set aside to cover the purchase of that security. The value of these securities is reflected in the net assets value as of the purchase date; however, no income accrues from the securities prior to their delivery.
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There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis will be delivered. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The purchase of securities in this type of transaction increases an overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. If deemed advisable as a matter of investment strategy, the securities may be disposed of or the transaction renegotiated after it has been entered into, and the securities sold before those securities are delivered on the settlement date.
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds: Zero-coupon and deferred interest bonds are debt instruments that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest and therefore are issued and traded at a discount from their face amounts or par values. The values of zero-coupon and pay-in-kind bonds are more volatile in response to interest rate changes than debt instruments of comparable maturities that make regular distributions of interest. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.
Zero-coupon bonds either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds. Zero-coupon bonds also are issued by municipalities.
Interest income from these types of securities accrues prior to the receipt of cash payments and must be distributed to shareholders when it accrues, potentially requiring the liquidation of other investments, including at times when such liquidation may not be advantageous, in order to comply with the distribution requirements applicable to RICs under the Code.
OTHER RISKS AND CONSIDERATIONS
Cyber Security Issues: Cyber security incidents and cyber-attacks (referred to collectively herein as “cyber-attacks”) have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Voya family of funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Furthermore, as a Portfolio’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, ransomware attacks, social engineering attempts (such as business email compromise attacks), the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Portfolio or its service providers may adversely impact the Portfolio. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolio to regulatory fines or financial losses and/or cause reputational damage. A Portfolio may also incur additional costs for cyber security risk management purposes. In addition, substantial costs may be incurred in order to prevent any cyber-attacks in the future. Similar types of cyber security risks are also present for issuers of securities in which a Portfolio may invest, which could result in material adverse consequences for such issuers and may cause the Portfolio’s investment in such companies to lose value. In addition, cyber-attacks involving a Portfolio’s counterparty could affect such counterparty's ability to meet its obligations to the Portfolio, which may result in losses to the Portfolio and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. While each Portfolio has established a business continuity plan in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Portfolio cannot control the cyber security plans and systems put in place by service providers to the Portfolio, and such third-party service providers may have limited indemnification obligations to the Investment Adviser or the Portfolio, each of whom could be negatively impacted as a result. A Portfolio and its shareholders could be negatively impacted as a result. Any problems relating to the performance and effectiveness of security procedures used by a Portfolio or third-party service providers to protect the Portfolio’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Portfolio. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict and new ways to carry out cyber-attacks are always developing. In addition, the rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on a Portfolio’s ability to plan for or respond to a cyber-attack.
Qualified Financial Contracts: A Portfolio’s investments may involve qualified financial contracts (“QFCs”). QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. Under regulations adopted by federal banking regulators pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, certain QFCs with counterparties that are part of U.S. or foreign global systemically important banking organizations are required to include contractual restrictions on close-out and cross-default rights. If a covered counterparty of a Portfolio or certain of the covered counterparty's affiliates were to become subject to certain insolvency proceedings, the Portfolio may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Portfolio’s credit and counterparty risks.
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Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. A number of circumstances may cause a Portfolio to experience heavy redemptions, including, but not limited to, the occurrence of significant events affecting investor demand for securities or asset classes in which the Portfolio invests; changes in the eligibility criteria for the Portfolio or share class of the Portfolio; other announced Portfolio events; or changes in investment objectives, strategies, policies, risks or investment personnel. Redemption risk is greater to the extent that a Portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Portfolio could hurt performance and/or cause the remaining shareholders in the Portfolio to lose money. A Portfolio’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the Investment Adviser. If a Portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
PORTFOLIO TURNOVER
A change in securities held in a Portfolio’s portfolio is known as portfolio turnover and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs associated with the purchase or sale of securities.
Each Portfolio may sell a portfolio investment soon after its acquisition if the Investment Adviser or Sub-Adviser believes that such a disposition is consistent with the Portfolio’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Portfolio turnover rate for a fiscal year is the percentage determined by dividing (i) the lesser of the cost of purchases or sales of portfolio securities by (ii) the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. Securities with maturities at acquisition of one year or less are excluded from this calculation. A Portfolio cannot accurately predict its turnover rate; however, the rate will be higher when the Portfolio finds it necessary or desirable to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.
A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs which are ultimately borne by a Portfolio’s shareholders. High portfolio turnover may result in the realization of substantial capital gains.
Each Portfolio’s historical turnover rates are included in the Financial Highlights table(s) in the Prospectus.
Each Portfolio invests in Underlying Funds which in turn invest directly in securities. However, each Portfolio may invest directly in securities.
To the extent each Portfolio invests in affiliated Underlying Funds, the discussion above relating to investment decisions made by the Investment Adviser or the Sub-Adviser with respect to each Portfolio also includes investment decisions made by an investment adviser or a sub-adviser with respect to those Underlying Funds.
Significant Portfolio Turnover During the Last Two Fiscal Years
Voya Global Perspectives® Portfolio’s portfolio turnover rate increased from 22% in 2022 to 96% in 2023. The increased turnover rate was due to the operation of the Portfolio’s rules-based investment strategy which increased trading activity.
Voya Global Perspectives® Portfolio’s portfolio turnover rate decreased from 96% in 2023 to 40% in 2024. The decreased turnover rate was due to the operation of the Portfolio’s rules-based investment strategy which decreased trading activity compared to the prior year.
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Unless otherwise indicated or as required by applicable law or regulation, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio’s investment policies and limitations.
Unless otherwise stated, if a Portfolio’s holdings of illiquid securities exceeds 15% of its net assets because of changes in the value of the Portfolio’s investments, the Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio.
Illiquid investment means any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Such securities include, but are not limited to, fixed time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.
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FUNDAMENTAL INVESTMENT RESTRICTIONS
Each Portfolio has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of the Portfolio’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Portfolio’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or represented by proxy; or (ii) more than 50% of the Portfolio’s outstanding voting securities.
As a matter of fundamental policy, each Portfolio may not:
1.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the U.S., or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio;
2.
purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;
3.
borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Portfolio;
4.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;
5.
underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;
6.
purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;
7.
issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by a Portfolio; or
8.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts.
The fundamental investment restrictions set forth above may be modified so as to provide the Portfolios with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the Portfolios without receiving prior shareholder approval of the change.
DISCLOSURE OF each Portfolio’s PORTFOLIO SECURITIES
Each Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Portfolio’s financial statements and other information on Form N-CSR for the second and fourth fiscal quarters and on Form NPORT-P for the first and third fiscal quarters. Each Portfolio’s NPORT-P is available on the SEC’s website at https://www.sec.gov and may be obtained, free of charge, by contacting a Portfolio at the address and phone number on the cover of this SAI or by visiting our website at https://individuals.voya.com/product/variable-portfolio/prospectuses-reports.
In addition, each Portfolio posts its portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 10th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month.
Each Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. Each Portfolio may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.
Investors (both individual and institutional), financial intermediaries that distribute each Portfolio’s shares, and most third parties may receive each Portfolio’s annual or semi-annual shareholder reports, or view them on Voya’s website, along with each Portfolio’s portfolio holdings schedule.
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Other than in regulatory filings or on Voya’s website, each Portfolio may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Portfolio has a legitimate business purpose for doing so. Unless otherwise noted below, each Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Portfolio’s disclosure of its portfolio holdings may include disclosure:
•
to a Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions, as well as to the independent registered public accounting firm of an entity affiliated with the Investment Adviser if the Portfolio is consolidated into the financial results of the affiliated entity;
•
to financial printers for the purpose of preparing Portfolio regulatory filings;
•
for the purpose of due diligence regarding a merger or acquisition involving a Portfolio;
•
to a new adviser or sub-adviser or a transition manager prior to the commencement of its management of a Portfolio;
•
to rating and ranking agencies such as Bloomberg L.P., Morningstar, Inc., Lipper Leaders Rating System, and S&P (such agencies may receive more raw data from a Portfolio than is posted on a Portfolio’s website);
•
to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in a Portfolio;
•
to service providers, on a daily basis, in connection with their providing services benefiting a Portfolio including, but not limited to, the provision of custodial and transfer agency services, the provision of analytics for securities lending oversight and reporting, compliance oversight, and proxy voting or class action service providers;
•
to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders;
•
to certain wrap fee programs, on a weekly basis, on the first Business Day following the previous calendar week;
•
to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of Portfolio portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested; or
•
to legal counsel to a Portfolio and the Trustees.
In all instances of such disclosure, the receiving party is subject to a duty or obligation of confidentiality, including a duty not to trade on such information.
In addition, the Sub-Adviser may provide portfolio holdings information to third-party service providers in connection with the Sub-Adviser carrying out its duties pursuant to the Sub-Advisory Agreement in place between the Sub-Adviser and the Investment Adviser, provided however that the Sub-Adviser is responsible for such third-party’s confidential treatment of such data pursuant to the Sub-Advisory Agreement. This portfolio holdings information may be provided on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. The Sub-Adviser is also obligated, pursuant to its fiduciary duty to the relevant Portfolio, to ensure that any third-party service provider has a duty not to trade on any portfolio holdings information it receives other than on behalf of a Portfolio until public disclosure by the Portfolio.
In addition to the situations discussed above, disclosure of a Portfolio's complete portfolio holdings on a more frequent basis to any unaffiliated third party or affiliates may be permitted if approved by the Chief Legal Officer of the Investment Adviser or the Chief Compliance Officer of the Portfolios (each, an “Authorized Party”) pursuant to the Board's procedures. In each such case, the Authorized Party would determine whether the proposed disclosure of a Portfolio's complete portfolio holdings is for a legitimate business interest; whether such disclosure is in the best interest of Portfolio shareholders; whether such disclosure will create any conflicts between the interests of a Portfolio's shareholders, on the one hand, and those of the Investment Adviser, Principal Underwriter or any affiliated person of a Portfolio, its Investment Adviser, or its Principal Underwriter, on the other; and the third party must execute an agreement setting forth its duty of confidentiality with regards to the portfolio holdings, including a duty not to trade on such information. An Authorized Party would report to the Board regarding the implementation of these procedures.
The Board has authorized the senior officers of the Investment Adviser or its affiliates to authorize the release of a Portfolio’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with these policies and procedures. The Investment Adviser or its affiliates report quarterly to the Board regarding the implementation of these policies and procedures.
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MANAGEMENT OF the Trust
The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the Commonwealth of Massachusetts.
The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee each Portfolio’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.
Set forth in the table below is information about each Trustee of each Portfolio.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Trustees
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Trustee	January 2005 – Present	Retired.	131	None.
Martin J. Gavin (1950) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Chairperson Trustee	January 1, 2025 – Present May 2013 – Present	Retired. President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – December 2024).	131	None.
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Trustee	October 2015 – Present	Retired.	131	None.

1
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
2
For the purposes of this table, “Fund Complex” includes the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Enhanced Securitized Income Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of May 1, 2025.
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Information Regarding Officers of the Trust
Set forth in the table below is information for each Officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Christian G. Wilson (1968) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief/Principal Executive Officer	September 2024 – Present
Director, President, and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital,
LLC, and Voya Investments, LLC (September 2024 – Present); Head of Product and
Strategy, Voya Investment Management (June 2024 – Present). Formerly, Head of Global
Client Portfolio Management, Voya Investment Management (March 2023 – June 2024);
Head of Fixed Income Client Portfolio Management, Voya Investment Management (July
2017 – March 2023).

Jonathan Nash (1967) 200 Park Avenue New York, New York 10169	Executive Vice President Chief Investment Risk Officer	March 2020 – Present
Head of Investment Risk for Equity and Funds, Voya Investment Management (April 2024 –
Present); Executive Vice President and Chief Investment Risk Officer, Voya Investments,
LLC (March 2020 – Present); Formerly, Senior Vice President, Investment Risk
Management, Voya Investment Management (March 2017 – March 2024); Vice President,
Voya Investments, LLC (September 2018 – March 2020).

Steven Hartstein (1963) 200 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present
Senior Vice President, Voya Investment Management (December 2022 – Present).
Formerly, Head of Funds Compliance, Brighthouse Financial, Inc.; and Chief Compliance
Officer, Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 –
December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present
Director and Senior Vice President, Voya Capital, LLC and Voya Funds Services, LLC
(September 2022 – Present); Director, Voya Investments, LLC (September 2022 –
Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly,
President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Senior Vice President	June 2022 – Present
Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice
President, Head of Active Ownership, Voya Investment Management (September 2021 –
Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February
2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015
– August 2021).

48

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Jason Kadavy (1976) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Senior Vice President	September 2023 – Present
Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September
2023 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 –
September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September
2023).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Senior Vice President Secretary	March 2023 – Present September 2020 – Present
Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund
Legal Department, and Senior Vice President and Secretary, Voya Investments, LLC, Voya
Capital, LLC, and Voya Funds Services, LLC (March 2023-Present). Formerly, Secretary,
Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya
Investments, LLC and Voya Funds Services, LLC and Vice President and Senior Counsel,
Voya Investment Management – Mutual Fund Legal Department (September 2020 – March
2023); Vice President and Counsel, Voya Investment Management – Mutual Fund Legal
Department (January 2013 – September 2020).

Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Senior Vice President	June 2022 – Present
Senior Vice President, Head of Investment Operations Support, Voya Investment
Management (April 2023 - Present); Vice President, Voya Investments Distributor, LLC
(April 2018 - Present); Vice President, Voya Investments, LLC and Voya Funds Services,
LLC (March 2018 - Present). Formerly, Senior Vice President, Head of Mutual Fund
Operations, Voya Investment Management (March 2022 - March 2023); Vice President,
Head of Mutual Fund Operations, Voya Investment Management (February 2018 - February
2022).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present
Senior Vice President, Head of Future State Operating Model Design, Voya Investment
Management (April 2023 – Present); Senior Vice President, Voya Investments, LLC and
Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President,
Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Vice President, Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Vice President	November 1999 – Present	Vice President Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
49

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Erica McKenna (1972) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Vice President	June 2022 – Present
Vice President, Head of Mutual Fund Compliance and Chief Compliance Officer, Voya
Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance
Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President,
Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Vice President Assistant Secretary	March 2024 – Present June 2022 – Present
Vice President and Counsel, Voya Investment Management – Mutual Fund Legal
Department (March 2024 – Present). Formerly, Assistant Vice President and Counsel, Voya
Investment Management – Mutual Fund Legal Department (May 2019 – February 2024).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	Assistant Vice President and Assistant Secretary	June 2022 – Present
Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal
Department (March 2024 – Present); Formerly, Counsel, Voya Investment Management –
Mutual Fund Legal Department (November 2021 – February 2024); Associate, Dechert LLP
(October 2018 – November 2021).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present
Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering
Officer, Voya Investments Distributor, LLC, Voya Investment Management, and Voya
Investment Management Trust Co. (June 2018 – Present); Formerly, Compliance
Consultant Voya Financial, Inc. (January 2019 – February 2023).

1
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.
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The Board of Trustees
The Trust and each Portfolio are governed by the Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and each Portfolio to the Trust’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Trust and each Portfolio do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee the Trust’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s investment performance.
The Board Leadership Structure and Related Matters
The Board is comprised of six (6) members, all of whom are independent or disinterested persons, which means that they are not “interested persons” of each Portfolio as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”).
The Trust is one of 19 registered investment companies (with a total of approximately 131 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.
One of the Independent Trustees, currently Joseph E. Obermeyer, serves as the Chairperson of the Board of the Trust. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Obermeyer does not hold a position with any firm that is a sponsor of the Trust. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.
The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. All of these regular meetings consist of sessions held over a two- or three-day period. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone, video conference, or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
Board Committees
Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, reports under the Trust’s whistleblower procedures, the services rendered by various service providers, and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Gavin and Sullivan. Mr. Gavin currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee typically meets five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2024.
Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance, compensation, and oversight of the CCO; (vii) overseeing the cybersecurity practices of the funds and their key service providers; (viii) overseeing management’s administration of proxy voting; (ix) overseeing the effectiveness of brokerage usage by the Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services; and (x) overseeing the implementation of the funds’ liquidity risk management program.
The Compliance Committee currently consists of three (3) Independent Trustees: Ms. Pressler and Messrs. Boyer and Obermeyer. Mr. Boyer currently serves as the Chairperson of the Compliance Committee. The Compliance Committee typically meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2024.
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The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held two (2) such additional joint meeting during the fiscal year ended December 31, 2024.
Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 Plans and, at the discretion of the Board, other service agreements or plans involving the Voya funds (including each Portfolio). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of certain actions to be taken; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.
The Contracts Committee currently consists of all six (6) of the Independent Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. The Contracts Committee typically meets five (5) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held five (5) meetings during the fiscal year ended December 31, 2024.
Investment Review Committees. The Board has established, for all of the funds under its direction, the following two Investment Review Committees (each an “IRC” and together, the “IRCs”): (i) the Investment Review Committee E (“IRC E”); and (ii) the Investment Review Committee F (“IRC F”). The funds are allocated among IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of funds or funds with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each IRC performs the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; (ii) making recommendations to the Board with respect to investment management activities performed by the investment advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds; and (iii) making recommendations to the Board regarding the role, performance, compensation, and oversight of the Chief Investment Risk Officer. Each Portfolio is monitored by the IRCs, as indicated below. Each committee is described below.

Portfolio	IRC E	IRC F
Voya Global Perspectives® Portfolio	X
Voya Retirement Aggressive Portfolio	X
Voya Retirement Conservative Portfolio	X
Voya Retirement Moderate Portfolio	X
Voya Retirement Moderately Aggressive Portfolio	X
The IRC E currently consists of three (3) Independent Trustees. The following Trustees serve as members of the IRC E: Ms. Baldwin and Messrs. Gavin and Obermeyer. Ms. Baldwin currently serves as the Chairperson of the IRC E. The IRC E typically meets five (5) times per year and on an as-needed basis. The IRC E held five (5) meetings during the fiscal year ended December 31, 2024.
The IRC F currently consists of three (3) Independent Trustees. The following Trustees serve as members of the IRC F: Ms. Pressler and Messrs. Boyer and Sullivan. Mr. Sullivan currently serves as the Chairperson of the IRC F. The IRC F typically meets five (5) times per year and on an as-needed basis. The IRC F held five (5) meetings during the fiscal year ended December 31, 2024.
The IRC E and IRC F sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held four (4) such additional joint meetings during the fiscal year ended December 31, 2024.
Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the funds.
In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona
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85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.
The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.
The Nominating and Governance Committee currently consists of all six (6) of the Independent Trustees of the Board. Mr. Gavin currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee conducts meetings as needed or appropriate.The Nominating and Governance Committee held three (3) meetings during the fiscal year ended December 31, 2024.
The Board’s Risk Oversight Role
The day-to-day management of various risks relating to the administration and operation of the Trust is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for each Portfolio. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact each Portfolio or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.
The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront each Portfolio. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; (ix) the risk of conflicts of interest affecting Voya affiliates in managing each Portfolio; and (x) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting each Portfolio. In addition, many service providers to each Portfolio have adopted their own policies, procedures, and controls designed to address particular risks to each Portfolio. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of the Trust, including the CCOs for the Trust and the Investment Adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements and oversight of cybersecurity practices by each Portfolio and key service providers; (ii) the IRCs regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an additional source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Portfolio’s portfolio managers. Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.
Qualifications of the Trustees
The Board believes that each of its Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes, and skills of each Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling. Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee's duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.
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Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above that provides information about each Trustee. That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Trustee serves as a Board member, and certain directorships held during the past five (5) years. Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.
Independent Trustees
Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. She currently serves as the Chairperson of the Trust’s IRC E since January 1, 2025, and prior to that, she served as the Chairperson of the Boards of Directors/Trustees of the Voya family of funds from 2020 to 2024. Prior to that, she served as the Chairperson of the
Trust’s IRC E from 2014 to 2019 and as the Chairperson of the Trust’s Nominating and Governance Committee from 2009 through 2013. Ms. Baldwin has been a Board member of Stanley Global Engineering since 2020 and President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.
John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 1997. He also has served as the Chairperson of the Trust’s Compliance Committee since January 1, 2020 and, prior to that, as the Chairperson of the Trust’s Board of Trustees from 2014 through 2019. Prior to that, he served as the Chairperson of the Trust’s IRC F since 2006 and as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Mr. Boyer was the President and CEO of the Bechtler Arts Foundation from 2008 until 2019 for which, among his other duties, Mr. Boyer oversaw all fiduciary aspects of the Foundation and assisted in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.
Martin J. Gavin has been a Trustee of the Trust since August 1, 2015. He also has served as the Chairperson of the Trust’s Nominating and Governance Committee since January 1, 2024 and as the Chairperson of the Trust’s Audit Committee since January 1, 2018. Mr. Gavin previously served as a Trustee of the Trust from May 21, 2013 until September 12, 2013, and as a board member of other investment companies in the Voya family of funds from 2009 until 2010 and from 2011 until September 12, 2013.Mr. Gavin was the President and Chief Executive Officer of the Connecticut Children’s Medical Center from 2006 to 2015. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.
Joseph E. Obermeyer has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He currently serves as the Chairperson of the Boards of Directors/Trustees of the Voya family of funds since January 1, 2025, and prior to that, he served as the Chairperson of the Trust’s IRC E in 2024 and as the Chairperson of the Trust’s Nominating and Governance Committee from 2018 to 2023. Prior to that, he served as the Chairperson of the Trust’s former Joint IRC from 2014 through 2017. Mr. Obermeyer was the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services, for which he served as President from 1999 through 2024. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.
Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since
2006. She also has served as the Chairperson of the Trust’s Contracts Committee since 2007. Ms. Pressler has served on the Board of Centerra Gold since May 2008. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002-May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.
Christopher P. Sullivan has been a Trustee of the Trust since October 1, 2015. He also has served as the Chairperson of the Trust’s IRC F since January 1, 2018. He retired from Fidelity Management & Research in October 2012, following three years as first the President of the Bond Group and then the Head of Institutional Fixed Income. Previously, Mr. Sullivan served as Managing Director and Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009) and prior to that, Senior Vice President at PIMCO (1997-2001). He currently serves as a Director of Rimrock Funds (since 2013), a fixed-income hedge fund. He is also a Senior Advisor to Asset Grade
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(since 2013), a private wealth management firm, and serves as a Trustee of the Overlook Foundation, a foundation that supports Overlook Hospital in Summit, New Jersey. In addition to his undergraduate degree from the University of Chicago, Mr. Sullivan holds an M.A. degree from the University of California at Los Angeles and is a Chartered Financial Analyst.
Trustee Ownership of Securities
In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (the “Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund includes, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.
The Ownership Policy requires the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.
The Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable amount of time of becoming a Trustee. For purposes of the Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under the Ownership Policy.
Investment in mutual funds of the Voya family of funds by the Trustees pursuant to the Ownership Policy is subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.
Trustees' Portfolio Equity Ownership Positions
The following table sets forth information regarding each Trustee's beneficial ownership of equity securities of each Portfolio and the aggregate holdings of shares of equity securities of all the funds in the Voya family of funds for the calendar year ended December 31, 2024.

Portfolio	Dollar Range of Equity Securities in each Portfolio as of December 31, 2024
	Colleen D. Baldwin	John V. Boyer	Martin J. Gavin
Voya Global Perspectives® Portfolio	None	None	None
Voya Retirement Aggressive Portfolio	None	None	None
Voya Retirement Conservative Portfolio	None	None	None
Voya Retirement Moderate Portfolio	None	None	None
Voya Retirement Moderately Aggressive Portfolio	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000[1]	Over $100,000[1]

Portfolio	Dollar Range of Equity Securities in each Portfolio as of December 31, 2024
	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan
Voya Global Perspectives® Portfolio	None	None	None
Voya Retirement Aggressive Portfolio	None	None	None
Voya Retirement Conservative Portfolio	None	None	None
Voya Retirement Moderate Portfolio	None	None	None
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Portfolio	Dollar Range of Equity Securities in each Portfolio as of December 31, 2024
	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan
Voya Retirement Moderately Aggressive Portfolio	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000[1]	Over $100,000
1
Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(k) plan.
Independent Trustee Ownership of Securities of the Investment Adviser, Principal Underwriter, and their Affiliates
The following table sets forth information regarding each Independent Trustee's (and his/her immediate family members) share ownership, beneficially or of record, in securities of the Investment Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by, or under common control with the Investment Adviser or Principal Underwriter of each Portfolio (not including registered investment companies) as of December 31, 2024.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Martin J. Gavin	N/A	N/A	N/A	N/A	N/A
Joseph E. Obermeyer	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Christopher P. Sullivan	N/A	N/A	N/A	N/A	N/A
Trustee Compensation
Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.
Each Portfolio pays each Trustee who is not an interested person of the Portfolio his or her pro rata share, as described below, of: (i) an annual retainer of $270,000; (ii) Mr. Obermeyer, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin and Pressler and Messrs. Boyer, Gavin, and Sullivan, as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $65,000, $30,000, $60,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to compensation in such amounts as the Board may reasonably determine on a case-by-case basis.
The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser or its affiliate for which the Trustees serve in common as Trustees.
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Future Compensation Payment
Certain future payment arrangements apply to certain Trustees. More particularly, each non-interested Trustee who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability.  Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.
Compensation Table
The following table sets forth information provided by the Investment Adviser regarding compensation of Trustees by each Portfolio and other funds managed by the Investment Adviser and its affiliates for the fiscal year ended December 31, 2024. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Investment Adviser or its affiliates.

Portfolio	Aggregate Compensation
	Colleen D. Baldwin	John V. Boyer	Martin J. Gavin
Voya Global Perspectives® Portfolio	$308	$260	$260
Voya Retirement Aggressive Portfolio	$8,935	$7,547	$7,547
Voya Retirement Conservative Portfolio	$1,363	$1,151	$1,151
Voya Retirement Moderate Portfolio	$3,335	$2,817	$2,817
Voya Retirement Moderately Aggressive Portfolio	$6,082	$5,137	$5,137
Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	N/A	$0	N/A
Estimated Annual Benefits Upon Retirement[2]	N/A	$400,000	N/A
Total Compensation from the Portfolio and the Voya family of funds Paid to Trustees	$450,000	$380,000	$380,000

Portfolio	Aggregate Compensation
	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan
Voya Global Perspectives® Portfolio	$260	$284	$260
Voya Retirement Aggressive Portfolio	$7,547	$8,241	$7,547
Voya Retirement Conservative Portfolio	$1,151	$1,257	$1,151
Voya Retirement Moderate Portfolio	$2,817	$3,076	$2,817
Voya Retirement Moderately Aggressive Portfolio	$5,137	$5,610	$5,137
Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	N/A	$0	N/A
Estimated Annual Benefits Upon Retirement[2]	N/A	$113,333	N/A
Total Compensation from the Portfolio and the Voya family of funds Paid to Trustees	$380,000[3]	$415,000	$380,000
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1
Future Compensation Payment amounts are accrued pro rata to all Voya funds in the same year that the Trustee retires.
2
As discussed in the section entitled “Future Compensation Payment” above, this is not an annual benefit. Rather each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. Future Compensation Payments included in this table represent the total payment allocated pro rata to all Voya funds.
3
During the fiscal year ended December 31, 2024, Mr. Obermeyer deferred $38,000.00 of his compensation from the Voya family of funds.
CODE OF ETHICS
Each Portfolio, the Investment Adviser, the Sub-Adviser, and the Distributor have adopted a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act governing personal trading activities of all Trustees, Officers of the Trust, and persons who, in connection with their regular functions, play a role in the recommendation of or obtain information pertaining to any purchase or sale of a security by each Portfolio. The Code of Ethics is intended to prohibit fraud against each Portfolio that may arise from the personal trading of securities that may be purchased or held by that Portfolio or of the Portfolio’s shares. The Code of Ethics prohibits short-term trading of each Portfolio’s shares by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear security transactions with the Investment Adviser or its affiliates and to report all transactions on a regular basis.
PROXY VOTING POLICY
The Board has approved the Investment Adviser’s Proxy Voting Policy (the “Proxy Voting Policy”) for voting proxies on behalf of the Voya funds. The Proxy Voting Policy provides that, under most circumstances, each Portfolio will “echo” vote its interest in Underlying Funds. This means that, if a Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion that all other shareholders in the Underlying Fund voted their interests. The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote. The Proxy Voting Policy requires the Investment Adviser to vote each Portfolio’s portfolio securities that have voting rights in accordance with the Proxy Voting Policy and provides a method for responding to potential conflicts of interest. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation, recordkeeping, and disclosure services. The Compliance Committee oversees the implementation of each Portfolio’s Proxy Voting Policy, as applicable. A copy of the Proxy Voting Policy is attached hereto as Appendix
B. If applicable, no later than August 31st of each year, information regarding how each Portfolio voted proxies relating to portfolio securities for the twelve-month period ending June 30th is available online, without charge, at https://individuals.voya.com/product/mutual-fund/prospectuses-reports or by accessing the SEC’s EDGAR database at https://sec.gov.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may have a significant impact on matters submitted to a shareholder vote.
Shares of each Portfolio are owned by: insurance companies as depositors of separate accounts which are used to fund Variable Contracts; Qualified Plans; investment advisers and their affiliates in connection with the creation or management of each Portfolio; and certain other investment companies.
The following may be deemed control persons of certain Portfolios:
Voya Institutional Trust Company, a Connecticut corporation, is an indirect subsidiary of Voya Financial, Inc.
Venerable Insurance and Annuity Company, an Iowa corporation, is an indirect, wholly-owned subsidiary of VA Capital Company LLC.
Trustee and Officer Holdings
As of April 7, 2025, the Trustees and officers of the Trust as a group owned less than 1% of any class of each Portfolio’s outstanding shares.
Principal Shareholders
As of April 7, 2025, to the best knowledge of management, no person owned beneficially or of-record 5% or more of the outstanding shares of any class of a Portfolio or 5% or more of the outstanding shares of a Portfolio addressed herein, except as set forth in the table below. The Trust has no knowledge as to whether all or any portion of shares owned of-record are also owned beneficially.

Name of Portfolio	Class	Name and Address	Percentage of Class	Percent of Portfolio
Voya Global Perspectives® Portfolio	Class ADV	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	98.77%	86.33%
Voya Global Perspectives® Portfolio	Class I	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	16.62%	2.08%
Voya Global Perspectives® Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN41 One Orange Way B3N Windsor, CT 06095	71.88%	9.31%
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Name of Portfolio	Class	Name and Address	Percentage of Class	Percent of Portfolio
Voya Global Perspectives® Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	9.19%	1.15%
Voya Global Perspectives® Portfolio	Class S	Voya Investment Management Co. LLC Attn: Robby Presser 230 Park Ave. 13th Fl. New York, NY 10169	97.41%	0.09%
Voya Retirement Conservative Portfolio	Class ADV	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	67.32%	67.21%
Voya Retirement Conservative Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	30.07%	30.19%
Voya Retirement Conservative Portfolio	Class I	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	99.81%	30.19%
Voya Retirement Aggressive Portfolio	Class ADV	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	94.03%	91.24%
Voya Retirement Aggressive Portfolio	Class I	Reliastar Life Insurace Co. RESL FBO SVUL I Attn: Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	34.29%	1.02%
Voya Retirement Aggressive Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	64.74%	1.92%
Voya Retirement Moderately Aggressive Portfolio	Class ADV	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	89.55%	87.83%
Voya Retirement Moderately Aggressive Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	8.03%	7.92%
Voya Retirement Moderately Aggressive Portfolio	Class I	Reliastar Life Insurace Co. RESL FBO SVUL I Attn: Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	31.04%	0.60%
Voya Retirement Moderately Aggressive Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	63.08%	1.21%
Voya Retirement Moderate Portfolio	Class ADV	Venerable Insurance and Annuity Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	82.38%	79.81%
Voya Retirement Moderate Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	14.76%	14.44%
Voya Retirement Moderate Portfolio	Class I	Reliastar Life Insurace Company RESL FBO SVUL I Attn: Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	40.14%	1.25%
Voya Retirement Moderate Portfolio	Class I	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	53.70%	1.68%
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INVESTMENT ADVISER
Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, each Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
Investment Management Agreement
The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Trust on behalf of each Portfolio. Under the Investment Management Agreement, the Investment Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the applicable Portfolio. In addition, the Investment Adviser provides administrative services reasonably necessary for the operation of the applicable Portfolio. The Investment Adviser has delegated certain management responsibilities to one or more Sub-Advisers.
Investment Management Services
Among other things, the Investment Adviser: (i) provides general investment advice and guidance with respect to each Portfolio and provides advice and guidance to each Portfolio’s Board; (ii) provides the Board with any periodic or special reviews or reporting it requests, including any reports regarding the Sub-Adviser and its investment performance; (iii) oversees management of each Portfolio’s investments and portfolio composition including supervising the Sub-Adviser with respect to the services the Sub-Adviser provides; (iv) makes available its officers and employees to the Board and officers of the Trust; (v) designates and compensates from its own resources such personnel as the Investment Adviser may consider necessary or appropriate to the performance of its services hereunder; (vi) periodically monitors and evaluates the performance of the Sub-Adviser with respect to the investment objectives and policies of each Portfolio and performs periodic detailed analysis and review of the Sub-Adviser’s investment performance; (vii) reviews, considers and reports on any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations or any changes in the ownership or senior management of the Sub-Adviser; (viii) performs periodic in-person or telephonic diligence meetings with the Sub-Adviser; (ix) assists the Board and management of each Portfolio in developing and reviewing information with respect to the initial and subsequent annual approval of the Sub-Advisory Agreement(s); (x) monitors the Sub-Adviser for compliance with the investment objective(s), policies and restrictions of each Portfolio, the 1940 Act, Subchapter M of the Code, and, if applicable, regulations under these provisions, and other applicable law; (xi) if appropriate, analyzes and recommends for consideration by the Board termination of a contract with the Sub-Adviser; (xii) identifies potential successors to or replacements of the Sub-Adviser or potential additional sub-adviser(s), performs appropriate due diligence, and develops and presents recommendations to the Board; and (xiii) is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of each Portfolio’s assets and the purchase and sale of portfolio securities for each Portfolio in the event that at any time no sub-adviser is engaged to manage the assets of the Portfolio.
In addition, the Investment Adviser assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services. The Investment Adviser also reviews each Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of each Portfolio.
The following pertains to Voya Global Perspectives® Portfolio only:
Limitation of Liability
The Investment Adviser is not subject to liability to a Portfolio for any act or omission in the course of, or in connection with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement.
The following pertains to all Portfolios except Voya Global Perspectives® Portfolio:
Limitation of Liability
The Investment Adviser is not subject to liability to each Portfolio for any act or omission in the course of, or in connection with, rendering advisory services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement.
The following pertains to all Portfolios:
Continuation and Termination of the Investment Management Agreement
After an initial term of two years, the Investment Management Agreement continues in effect from year to year with respect to each Portfolio so long as such continuance is specifically approved at least annually by: (i) the Board of Trustees; or (ii) the vote of a “majority” of the Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and provided that such continuance is
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also approved by a vote of at least a majority of the Independent Trustees who are not parties to the agreement by a vote cast either in person at a meeting called for the purpose of voting on such approval, or in reliance on exemptive relief from the SEC that has permitted such approval at virtual meetings held by video or telephone conference since the commencement of the COVID-19 pandemic.
The Investment Management Agreement may be terminated as to a particular Portfolio at any time without penalty by: (i) the vote of the Board; (ii) the vote of a majority of each Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of that Portfolio; or (iii) the Investment Adviser, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by either party, as a single class, or upon notice given by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).
Management Fees
The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Investment Adviser or its affiliates, except the CCO. The Investment Adviser pays the fees of the Sub-Adviser.
As compensation for its services, each Portfolio pays the Investment Adviser, expressed as an annual rate, a fee equal to the following as a percentage of each Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Portfolio	Annual Management Fee
Voya Global Perspectives® Portfolio	If the Portfolio invests in Underlying Funds: 0.20% of the Portfolio’s average daily net assets; and if the Portfolio invests in Direct Investments: 0.40% of the Portfolio’s average daily net assets.
Voya Retirement Aggressive Portfolio
If the Portfolio invests in Underlying Funds: 0.240% of the Portfolio’s average daily net assets; and if the Portfolio invests in Direct Investments: 0.340% of the Portfolio’s average daily net assets.

Voya Retirement Conservative Portfolio
If the Portfolio invests in Underlying Funds: 0.240% of the Portfolio’s average daily net assets; and if the Portfolio invests in Direct Investments: 0.340% of the Portfolio’s average daily net assets.

Voya Retirement Moderate Portfolio
If the Portfolio invests in Underlying Funds: 0.240% of the Portfolio’s average daily net assets; and if the Portfolio invests in Direct Investments: 0.340% of the Portfolio’s average daily net assets.

Voya Retirement Moderately Aggressive Portfolio
If the Portfolio invests in Underlying Funds: 0.240% of the Portfolio’s average daily net assets; and if the Portfolio invests in Direct Investments: 0.340% of the Portfolio’s average daily net assets.

“Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the Voya family of funds. The phrase “family of funds” shall have the same meaning as “fund complex” as defined in Item 17 of Form N-1A, as it was in effect on the date of the Investment Management Agreement.
“Direct Investments” shall mean assets which are not Underlying Funds.
Total Investment Management Fees Paid by each Portfolio
During the past three fiscal years, each Portfolio paid the following investment management fees to the Investment Adviser or its affiliates.

Portfolio	2024	2023	2022
Voya Global Perspectives® Portfolio	$125,789	$133,874	$158,225
Voya Retirement Aggressive Portfolio	$4,402,781	$4,445,110	$5,004,767
Voya Retirement Conservative Portfolio	$687,717	$750,289	$865,309
Voya Retirement Moderate Portfolio	$1,652,524	$1,740,139	$1,988,993
Voya Retirement Moderately Aggressive Portfolio	$2,994,936	$3,045,756	$3,458,990
EXPENSES
Each Portfolio’s assets may decrease or increase during its fiscal year and each Portfolio’s operating expense ratios may correspondingly increase or decrease.
In addition to the management fee and other fees described previously, each Portfolio pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Investment Adviser.
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Certain expenses of each Portfolio are generally allocated to each Portfolio, and each class of each Portfolio, in proportion to its pro rata average net assets, provided that expenses that are specific to a class of a Portfolio may be charged directly to that class in accordance with the Trust’s Multiple Class Plan(s) pursuant to Rule 18f-3. However, any Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.
Certain operating expenses shared by several portfolios within the Voya family of funds may be allocated amongst those portfolios based on average net assets.
EXPENSE LIMITATIONS
As described in the Prospectus, the Investment Adviser, Distributor, and/or Sub-Adviser may have entered into one or more expense limitation agreements with each Portfolio pursuant to which they have agreed to waive or limit their fees. In connection with such an agreement, the Investment Adviser, Distributor, or Sub-Adviser, as applicable, will assume expenses (excluding certain expenses as discussed below) so that the total annual ordinary operating expenses of a Portfolio do not exceed the amount specified in the Portfolio’s Prospectus.
Exclusions
Expense limitations do not extend to interest, taxes, other investment-related costs, leverage expenses (as defined below), extraordinary expenses such as litigation and expenses of the CCO and CIRO, other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Independent Trustees. Leverage expenses shall mean fees, costs, and expenses incurred in connection with a Portfolio’s use of leverage (including, without limitation, expenses incurred by a Portfolio in creating, establishing, and maintaining leverage through borrowings or the issuance of preferred shares).
If an expense limitation is subject to recoupment (as indicated in the Prospectus), the Investment Adviser, Distributor, or Sub-Adviser, as applicable, may recoup any expenses reimbursed within 36 months of the waiver or reimbursement and the amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Reimbursement for fees waived or expenses assumed will only apply to amounts waived or expenses assumed after the effective date of the expense limitation.
NET FUND FEES WAIVED, REIMBURSED, OR RECOUPED
The table below shows the net fund expenses reimbursed, waived, and any recoupment, if applicable, by the Investment Adviser and Distributor for the last three fiscal years.

Portfolio	2024	2023	2022
Voya Global Perspectives® Portfolio	($231,618)	($224,860)	($276,797)
Voya Retirement Aggressive Portfolio	($1,339,414)	($1,347,845)	($1,521,497)
Voya Retirement Conservative Portfolio	($687,888)	($754,595)	($882,852)
Voya Retirement Moderate Portfolio	($1,049,601)	($1,101,593)	($1,268,688)
Voya Retirement Moderately Aggressive Portfolio	($1,353,475)	($1,371,115)	($1,560,447)
Sub-Adviser
The Investment Adviser has engaged the services of the Sub-Adviser to provide sub-advisory services to each Portfolio and, pursuant to a Sub-Advisory Agreement, has delegated certain management responsibilities to the Sub-Adviser. The Investment Adviser monitors and evaluates the performance of the Sub-Adviser.
The Sub-Adviser provides, subject to the supervision of the Board and the Investment Adviser, a continuous investment program for each Portfolio and determines the composition of the assets of each Portfolio, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Portfolio, in accordance with each Portfolio’s investment objectives, policies and restrictions and applicable laws and regulations.
Limitation of Liability
The Sub-Adviser is not subject to liability to a Portfolio for any act or omission in the course of, or in connection with, rendering services under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Continuation and Termination of the Sub-Advisory Agreement
After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a majority of the Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); provided, that the continuance is also approved by a majority of the Independent Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement may be terminated as to a particular Portfolio without penalty upon sixty (60) days’ written notice by: (i) the Board; (ii) the majority vote of the outstanding voting securities of the relevant Portfolio; (iii) the Investment Adviser; or (iv) the Sub-Adviser upon 60-90 days’ written notice, depending on the terms of the Sub-Advisory Agreement. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Management Agreement.
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Sub-Advisory Fees
The Sub-Adviser receives compensation from the Investment Adviser at the annual rate of a specified percentage of each Portfolio’s average daily net assets, as indicated below. The fee is accrued daily and paid monthly. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
Voya Global Perspectives® Portfolio	Voya IM
If the Portfolio invests in Underlying Funds: 0.045% of the
Portfolio’s average daily net assets; and
If the Portfolio invests in Direct Investments: 0.135% of the
Portfolio’s average daily net assets.

Voya Retirement Aggressive Portfolio	Voya IM
If the Portfolio invests in Underlying Funds: 0.063% of the
Portfolio’s average daily net assets; and
If the Portfolio invests in Direct Investments: 0.108% of the
Portfolio’s average daily net assets.

Voya Retirement Conservative Portfolio	Voya IM
If the Portfolio invests in Underlying Funds: 0.063% of the
Portfolio’s average daily net assets; and
If the Portfolio invests in Direct Investments: 0.108% of the
Portfolio’s average daily net assets.

Voya Retirement Moderate Portfolio	Voya IM
If the Portfolio invests in Underlying Funds: 0.063% of the
Portfolio’s average daily net assets; and
If the Portfolio invests in Direct Investments: 0.108% of the
Portfolio’s average daily net assets.

Voya Retirement Moderately Aggressive Portfolio	Voya IM
If the Portfolio invests in Underlying Funds: 0.063% of the
Portfolio’s average daily net assets; and
If the Portfolio invests in Direct Investments: 0.108% of the
Portfolio’s average daily net assets.

“Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the Voya family of funds. The phrase “family of funds” shall have the same meaning as “fund complex” as defined in Item 17 of Form N-1A, as it was in effect on the date of the Sub-Advisory Agreement.
“Direct Investments” shall mean assets which are not Underlying Funds.
Total Sub-Advisory Fees Paid
The following table sets forth the sub-advisory fees paid by the Investment Adviser for the last three fiscal years.

Portfolio	2024	2023	2022
Voya Global Perspectives® Portfolio	$28,330	$30,107	$35,585
Voya Retirement Aggressive Portfolio	$1,156,679	$1,172,016	$1,319,524
Voya Retirement Conservative Portfolio	$184,303	$200,053	$228,799
Voya Retirement Moderate Portfolio	$436,553	$460,737	$525,146
Voya Retirement Moderately Aggressive Portfolio	$786,671	$801,905	$910,676
PORTFOLIO MANAGEMENT
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2024:

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Portfolio Manager	Fund(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
		Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Lanyon Blair, CFA, CAIA	Voya Global Perspectives® Portfolio Voya Retirement Aggressive Portfolio Voya Retirement Conservative Portfolio Voya Retirement Moderate Portfolio Voya Retirement Moderately Aggressive Portfolio	53	$18,333,906,641	0	$0	0	$0
Barbara Reinhard, CFA	Voya Global Perspectives® Portfolio Voya Retirement Aggressive Portfolio Voya Retirement Conservative Portfolio Voya Retirement Moderate Portfolio Voya Retirement Moderately Aggressive Portfolio	52	$18,487,874,157	8[1]	$6,076,797,935	0	$0
1
One of these accounts with total assets of $612,337,564 has a performance-based advisory fee.
Potential Material Conflicts of Interest
Voya IM
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolios. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Portfolio maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.
Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.
Compensation
Voya IM
Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.
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Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.
The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).
Voya IM's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators, and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.
If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock, or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
For the Portfolios, Voya IM has defined a blend of Bloomberg U.S. Aggregate Bond Index and Russell 3000® Index as the benchmark indices for the investment teams.
For the Portfolios, Voya IM has defined the following indices as the benchmark indices for the investment team:

Portfolio	Portfolio Manager	Benchmark
Voya Global Perspectives® Portfolio	Lanyon Blair, CFA, CAIA and Barbara Reinhard, CFA	Bloomberg U.S. Aggregate Bond Index and Russell 3000® Index
Voya Retirement Aggressive Portfolio	Lanyon Blair, CFA, CAIA and Barbara Reinhard, CFA	Bloomberg U.S. Aggregate Bond Index and Russell 3000® Index
Voya Retirement Conservative Portfolio	Lanyon Blair, CFA, CAIA and Barbara Reinhard, CFA	Bloomberg U.S. Aggregate Bond Index and Russell 3000® Index
Voya Retirement Moderate Portfolio	Lanyon Blair, CFA, CAIA and Barbara Reinhard, CFA	Bloomberg U.S. Aggregate Bond Index and Russell 3000® Index
Voya Retirement Moderately Aggressive Portfolio	Lanyon Blair, CFA, CAIA and Barbara Reinhard, CFA	Bloomberg U.S. Aggregate Bond Index and Russell 3000® Index
Ownership of Securities
The following table shows the dollar range of Portfolio shares beneficially owned by each portfolio manager (including investments by his/her immediate family members) and amounts invested through retirement and deferred compensation plans as of December 31, 2024.

Portfolio Manager	Investment Adviser or Sub-Adviser	Fund(s) Managed by the Portfolio Manager	Dollar Range of Fund Shares Owned
Lanyon Blair, CFA, CAIA	Voya IM	Voya Global Perspectives® Portfolio	None
		Voya Retirement Aggressive Portfolio	None
		Voya Retirement Conservative Portfolio	None
		Voya Retirement Moderate Portfolio	None
		Voya Retirement Moderately Aggressive Portfolio	None
Barbara Reinhard, CFA	Voya IM	Voya Global Perspectives® Portfolio	None
		Voya Retirement Aggressive Portfolio	None
		Voya Retirement Conservative Portfolio	None
		Voya Retirement Moderate Portfolio	None
		Voya Retirement Moderately Aggressive Portfolio	None
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PRINCIPAL UNDERWRITER
The Distributor, a Delaware limited liability company, is the principal underwriter and distributor of each Portfolio. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. The Distributor’s principal business address is
7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Shares of each Portfolio are offered on a continuous basis. As principal underwriter, the Distributor has agreed to use its best efforts to distribute the shares of each Portfolio, although it is not obligated to sell any particular amount of shares.
The Distributor is responsible for all of its expenses in providing services pursuant to the Distribution Agreement, including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares. The Distributor does not receive compensation for providing services under the Distribution Agreement, but may be compensated or reimbursed for all or a portion of such expenses to the extent permitted under a Rule 12b-1 Plan.
The Distribution Agreement may be continued from year to year if approved annually by the Trustees or by a vote of a majority of the outstanding voting securities of each Portfolio and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust or parties to the Distribution Agreement, appearing in person at a meeting called for the purpose of approving such Agreement.
The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Trustees or the Distributor or by vote of a majority of the outstanding voting securities of the Portfolio without the payment of any penalty.
DISTRIBUTION AND/OR SHAREHOLDER SERVICE PLANS
Each Portfolio has adopted one or more Distribution and/or Distribution and Service Plans pursuant to Rule 12b-1 (each, a “Rule 12b-1 Plan” and together, the “Rule 12b-1 Plans”). In addition, certain share classes may have adopted Shareholder Service Plans (together with the Rule 12b-1 Plans referenced above, the “Plans”). Certain share classes may pay a combined distribution and shareholder service fee.
Under the Plan, the Distributor may be entitled to a payment each month in connection with the offering, sale, and shareholder servicing of shares as a percentage of the average daily net assets attributable to each class of shares. Each Portfolio intends to operate the Rule
12b-1 Plan in accordance with its terms and FINRA rules concerning sales charges. The table below reflects the Plan for each Portfolio. Certain share classes do not pay distribution or shareholder service fees and are not included in the table. The table should be read in conjunction with the section entitled “Distribution Fee Waivers” below.

Portfolio	Type of Plan	Distribution Fee	Shareholder Service Fee	Combined Distribution and Shareholder Service Fee
Voya Global Perspectives® Portfolio
Class ADV	Distribution and Shareholder Service Plan	0.35%	0.25%	N/A
Class S	Shareholder Service Plan	N/A	0.25%	N/A
Voya Retirement Aggressive Portfolio
Class ADV	Distribution and Shareholder Service Plan	0.25%	0.25%	N/A
Voya Retirement Conservative Portfolio
Class ADV	Distribution and Shareholder Service Plan	0.25%	0.25%	N/A
Voya Retirement Moderate Portfolio
Class ADV	Distribution and Shareholder Service Plan	0.25%	0.25%	N/A
Voya Retirement Moderately Aggressive Portfolio
Class ADV	Distribution and Shareholder Service Plan	0.25%	0.25%	N/A
Distribution Fee Waivers
The Distributor is contractually obligated to waive 0.30% of the distribution fee for Class ADV shares of Voya Global Perspectives® Portfolio through May 1, 2026. Termination or modification of this obligation requires approval by the Board.
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The Distributor is contractually obligated to waive 0.0751%, 0.2480%, 0.1587% and 0.1106% of the distribution fee for Class ADV shares of Voya Retirement Aggressive Portfolio, Voya Retirement Conservative Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderately Aggressive Portfolio, respectively, through May 1, 2026. Termination or modification of this obligation requires approval by the Board.
Services Provided for the Distribution Fee
The distribution fee for a specific class may be used to cover the expenses of the Distributor primarily intended to result in the sale of that class of shares, including payments to securities dealers for selling shares of the Portfolio (which may include the principal underwriter itself) and other financial institutions and organizations to obtain various distribution related and/or administrative services for that Portfolio. These Service Organizations may include (i) insurance companies that issue variable annuities and variable life insurance policies (the “Variable Contracts”) for which each Portfolio serves, either directly or indirectly through funds-of-funds or master-feeder arrangements, as an investment option, (ii) the distributors of the Variable Contracts, or (iii) a designee of any such persons to obtain various distribution related and/or administrative services for the Portfolio and its direct or indirect shareholders.
Distribution fees may be paid to cover expenses incurred in promoting the sale of that class of shares including, among other things (i) promotional activities; (ii) preparation and distribution of advertising materials and sales literature; (iii) personnel costs and overhead of the Distributor; (iv) the costs of printing and distributing to prospective investors the prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; (v) payments to dealers and others that provide shareholder services (including the processing of new shareholder applications and serving as a primary source of information to customers in providing information and answering questions concerning each Portfolio and their transactions in each Portfolio); and (vi) costs of administering the Rule 12b-1 Plans. In addition, distribution fees may be used to compensate sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts and to provide other services to shareholders, plan participants, plan sponsors and plan administrators.
Services Provided for the Shareholder Service Fee
The shareholder service fees may be used to pay securities dealers (including the Distributor) and other financial institutions, plan administrators and organizations for services including, but not limited to: (i) acting as the shareholder of record; (ii) processing purchase and redemption orders; (iii) maintaining participant account records; (iv) answering participant questions regarding each Portfolio; (v) facilitation of the tabulation of shareholder votes in the event of a meeting of Portfolio shareholders; (vi) the conveyance of information relating to shares purchased and redeemed and share balances to each Portfolio and to service providers; (vii) provision of support services including providing information about each Portfolio; and (viii) provision of other services as may be agreed upon from time to time. In addition, shareholder service fees may be used for the provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Trust, including fund transfers, dollar cost averaging, asset allocation, Portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.
Initial Board Approval, Continuation, Termination, and Amendments to the Rule 12b-1 Plan
In approving the Rule 12b-1 Plans, the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plans or any agreements relating to the Rule 12b-1 Plans (the “Rule 12b-1 Trustees”), concluded that there is a reasonable likelihood that the Rule 12b-1 Plans would benefit each Portfolio and each respective class of shareholders.
The Rule 12b-1 Plans continue from year to year, provided such continuance is approved annually by vote of a majority of the Board, including a majority of the Rule 12b-1 Trustees. The Rule 12b-1 Plan for a particular class may be terminated at any time, without penalty, by vote of a majority of the Rule 12b-1 Trustees or by a majority of the outstanding shares of the applicable class of a Portfolio.
Each Rule 12b-1 Plan may not be amended to increase materially the amount spent for distribution expenses as to a Portfolio without approval by a majority of the outstanding shares of the applicable class of the Portfolio, and all material amendments to a Rule 12b-1 Plan must be approved by a vote of the majority of the Board, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.
Further Information About the Rule 12b-1 Plan
The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether a Plan should be continued. The terms and provisions of the Rule 12b-1 Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.
Each Rule 12b-1 Plan is a compensation plan. This means that the Distributor will receive payment without regard to the actual distribution expenses it incurs. In the event a Plan is terminated in accordance with its terms, the obligations of a Portfolio to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Portfolio will not be required to make any payment for expenses incurred after the date the Rule 12b-1 Plan terminates.
The Rule 12b-1 Plans were adopted because of the anticipated benefits to each Portfolio. These anticipated benefits include increased promotion and distribution of each Portfolio’s shares, and enhancement in each Portfolio’s ability to maintain accounts and improve asset retention and increased stability of assets for each Portfolio.
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Termination and Amendments to the Shareholder Service Plan
The Shareholder Service Plan for a particular class may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees.
Any material amendment to the Shareholder Service Plan must be approved by a majority of the Independent Trustees. In addition, the Shareholder Service Plan may not be revised except by mutual written agreement between the parties to the Plan.
Total Distribution Expenses
The following table sets forth the total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for each Portfolio for the most recent fiscal year.

Portfolio	Class	Advertising	Printing	Salaries & Commissions	Broker Servicing	Miscellaneous	Total
Voya Global Perspectives® Portfolio	ADV	$0	$0	$410	$167,276	$0	$167,686
	I	$0	$0	$361	$0	$0	$361
	S	$0	$0	$1	$158	$0	$159
Voya Retirement Aggressive Portfolio	ADV	$0	$0	$14,218	$7,582,752	$0	$7,596,970
	I	$0	$0	$1,205	$0	$0	$1,205
Voya Retirement Conservative Portfolio	ADV	$0	$0	$4,775	$698,955	$0	$703,730
	I	$0	$0	$67	$0	$0	$67
Voya Retirement Moderate Portfolio	ADV	$0	$0	$7,886	$2,258,406	$0	$2,266,292
	I	$0	$0	$457	$0	$0	$457
Voya Retirement Moderately Aggressive Portfolio	ADV	$0	$0	$11,647	$4,767,808	$0	$4,779,455
	I	$0	$0	$554	$0	$0	$554
Total Distribution and Shareholder Service Fees Paid:
The table below sets forth the total distribution and shareholder service fees paid by each Portfolio to the Distributor for the last three fiscal years.

Portfolio	2024	2023	2022
Voya Global Perspectives® Portfolio	$334,710	$358,146	$428,267
Voya Retirement Aggressive Portfolio	$8,917,587	$8,973,529	$10,129,955
Voya Retirement Conservative Portfolio	$1,386,861	$1,521,313	$1,779,945
Voya Retirement Moderate Portfolio	$3,306,847	$3,470,567	$3,997,159
Voya Retirement Moderately Aggressive Portfolio	$6,118,697	$6,198,362	$7,054,534
OTHER SERVICE PROVIDERS
Custodian
The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as custodian for each Portfolio.
The custodian’s responsibilities include safekeeping and controlling each Portfolio’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Portfolio’s investments. The custodian does not participate in determining the investment policies of a Portfolio, in deciding which securities are purchased or sold by the Portfolio, or in the declaration of dividends and distributions. A Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.
For portfolio securities that are purchased and held outside the United States, the custodian has entered into sub-custodian arrangements with certain foreign banks and clearing agencies which are designed to comply with Rule 17f-5 under the 1940 Act.
Independent Registered Public Accounting Firm
Ernst & Young LLP serves as an independent registered public accounting firm for each Portfolio. Ernst & Young LLP provides audit services and tax return preparation services. Ernst & Young LLP is located at 200 Clarendon Street, Boston, Massachusetts 02116.
Legal Counsel
Legal matters for the Trust are passed upon by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.
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Transfer Agent and Dividend Paying Agent
BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”) serves as the transfer agent and dividend-paying agent for each Portfolio. Its principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809. As transfer agent and dividend-paying agent, BNY Mellon Investment Servicing (U.S.) Inc. is responsible for maintaining account records, detailing the ownership of Portfolio shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.
Securities Lending Agent
The Bank of New York Mellon serves as the securities lending agent. The services provided by The Bank of New York Mellon, as the securities lending agent, for the most recent fiscal year primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of a Portfolio with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities in accordance with specific guidelines and instructions provided by the Investment Adviser;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class, and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to a Portfolio at loan termination.
The following table provides the dollar amounts of income and fees/compensation related to the securities lending activities of each Portfolio for its most recent fiscal year. There are no fees paid to the securities lending agent for cash collateral management services, administrative fees, indemnification fees, or other fees.

Portfolio	Gross securities lending income	Fees paid to securities lending agent from revenue split	Positive Rebate	Negative Rebate	Net Rebate	Securities Lending losses/ gains	Total Aggregate fees/ compensation paid to securities lending agent or broker	Net Securities Income
Voya Global Perspectives® Portfolio	None	None	None	None	None	None	None	None
Voya Retirement Aggressive Portfolio	None	None	None	None	None	None	None	None
Voya Retirement Conservative Portfolio	None	None	None	None	None	None	None	None
Voya Retirement Moderate Portfolio	None	None	None	None	None	None	None	None
Voya Retirement Moderately Aggressive Portfolio	None	None	None	None	None	None	None	None
PORTFOLIO TRANSACTIONS
Each Portfolio invests in Underlying Funds which in turn invest directly in securities. However, each Portfolio may invest directly in securities.
To the extent each Portfolio invests in affiliated Underlying Funds, the discussion relating to investment decisions made by the Investment Adviser or the Sub-Adviser with respect to each Portfolio also includes investment decisions made by an investment adviser or a sub-adviser with respect to affiliated Underlying Funds. For convenience, only the terms Investment Adviser, Sub-Adviser, and Portfolio are used.
The Investment Adviser or the Sub-Adviser for each Portfolio places orders for the purchase and sale of investment securities for each Portfolio, pursuant to authority granted in the relevant Investment Management Agreement or Sub-Advisory Agreement.
Subject to policies and procedures approved by the Board, the Investment Adviser and/or Sub-Adviser have discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).
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In situations where the Sub-Adviser resigns or the Investment Adviser otherwise assumes day-to-day management of a Portfolio pursuant to its Investment Management Agreement with such Portfolio, the Investment Adviser will perform the services described herein as being performed by the Sub-Adviser.
How Securities Transactions are Effected
Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the U.S., these commissions are negotiated, while on many foreign (non-U.S.) securities exchanges commissions are fixed. Securities traded in the OTC markets (such as debt instruments and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis when, in the Investment Adviser’s or the Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Investment Adviser or the Sub-Adviser may also place trades using an ECN or ATS.
How the Investment Adviser or the Sub Adviser Selects Broker-Dealers
The Investment Adviser and the Sub-Adviser(s) have a duty to seek to obtain best execution of each Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Investment Adviser or the Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, each firm’s execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Investment Adviser or the Sub-Adviser (consistent with the “safe harbor” described below and subject to the restrictions of the EU’s updated Markets in Financial Instruments Directive (“MiFID II”)); and each firm’s general reputation, financial condition and responsiveness to the Investment Adviser or the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of each Portfolio’s orders, the Investment Adviser or the Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of each Portfolio. Under these programs, the participating broker-dealers will return to each Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio. These credits are used to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolio, and not the Investment Adviser or the Sub-Adviser.
The Safe Harbor for Soft Dollar Practices
In selecting broker-dealers to execute a trade for each Portfolio, the Investment Adviser or the Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Investment Adviser or the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, the Investment Adviser or the Sub-Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a securities transaction for a Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, as long as the services provided to the Investment Adviser or Sub-Adviser by the broker-dealer: (i) are limited to “research” or “brokerage” services; (ii) constitute lawful and appropriate assistance to the Investment Adviser or Sub-Adviser in the performance of its investment decision-making responsibilities; and (iii) the Investment Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Investment Adviser’s or the Sub-Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients. In making such a determination, the Investment Adviser or Sub-Adviser might consider, in addition to the commission rate, the range and quality of a broker’s services, including the value of the research provided, execution capability, financial responsibility and responsiveness. The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Investment Adviser or the Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) of the 1934 Act is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Investment Adviser or the Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor. The provisions of MiFID II may limit the ability of the Sub-Adviser to pay for research services using soft dollars in various circumstances.
Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated
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data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto including, but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Investment Adviser or the Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Investment Adviser or the Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Investment Adviser or the Sub-Adviser from its own funds, and not by portfolio commissions paid by a Portfolio.
Benefits to the Investment Adviser or the Sub-Adviser – Research products and services provided to the Investment Adviser or the Sub-Adviser by broker-dealers that effect securities transactions for a Portfolio may be used by the Investment Adviser or the Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Investment Adviser or the Sub-Adviser in connection with each Portfolio. Some of these products and services are also available to the Investment Adviser or the Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the management fees payable to the Investment Adviser or the sub-advisory fees payable to the Sub-Adviser for services provided to each Portfolio. The Investment Adviser’s or the Sub-Adviser’s expenses would likely increase if the Investment Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself. It is possible that the Sub-Adviser subject to MiFID II will cause a Portfolio to pay for research services with soft dollars in circumstances where it is prohibited from doing so with respect to other client accounts, although those other client accounts might nonetheless benefit from those research services.
Broker-Dealers that are Affiliated with the Investment Adviser or the Sub-Adviser
Portfolio transactions may be executed by brokers affiliated with Voya Financial, Inc., the Investment Adviser, or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.
Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities
The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and FINRA. Under these rules, the Investment Adviser or the Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of a Portfolio when selecting a broker-dealer for portfolio transactions, and neither the Portfolio nor the Investment Adviser or Sub-Adviser may enter into an agreement under which the Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares. Each Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.
Principal Trades and Research
Purchases of securities for each Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which a Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.
More Information about Trading in Debt Instruments
Purchases and sales of debt instruments will usually be principal transactions. Such instruments often will be purchased from or sold to dealers serving as market makers for the instruments at a net price. Each Portfolio may also purchase such instruments in underwritten offerings and will, on occasion, purchase instruments directly from the issuer. Generally, debt instruments are traded on a net basis and do not involve brokerage commissions. The cost of executing debt instruments transactions consists primarily of dealer spreads and underwriting commissions.
In purchasing and selling debt instruments, it is the policy of each Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the instruments involved. While the Investment Adviser or the Sub-Adviser generally seeks reasonably competitive spreads or commissions, each Portfolio will not necessarily pay the lowest spread or commission available.
Transition Management
Changes in sub-advisers, investment personnel, and reorganizations of a Portfolio may result in the sale of a significant portion or even all of a Portfolio’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio. Each Portfolio, the Investment Adviser, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in sub-advisers, reorganization, or other changes.
Allocation of Trades
Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients is considered at, or about the same time, transactions in such securities will be placed on an aggregate basis and allocated
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among the other funds and such other clients in a manner deemed fair and equitable, over time, by the Investment Adviser or Sub-Adviser and consistent with the Investment Adviser’s or Sub-Adviser’s written policies and procedures. The Investment Adviser and Sub-Adviser may use different methods of trade allocation. The Investment Adviser’s and Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Portfolio participated are subject to periodic review by the Board. To the extent a Portfolio seeks to acquire (or dispose of) the same security at the same time as other funds, such Portfolio may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned. However, over time, a Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.
Cross-Transactions
The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof, provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the policy.
Brokerage Commissions Paid
The following table sets forth brokerage commissions paid by each Portfolio for the last three fiscal years. An increase or decrease in commissions is due to a corresponding increase or decrease in each Portfolio’s trading activity.

Portfolio	2024	2023	2022
Voya Global Perspectives® Portfolio	$0	$0	$0
Voya Retirement Aggressive Portfolio	$0	$8,878	$17,126
Voya Retirement Conservative Portfolio	$4,088	$5,005	$9,636
Voya Retirement Moderate Portfolio	$932	$2,846	$16,112
Voya Retirement Moderately Aggressive Portfolio	$0	$4,015	$7,969
Affiliated Brokerage Commissions
For the last three fiscal years, each Portfolio did not use affiliated brokers to execute portfolio transactions.
Securities of Regular Broker-Dealers
During the most recent fiscal year, each Portfolio acquired no securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.
ADDITIONAL INFORMATION ABOUT VOYA INVESTORS TRUST
Description of the Shares of Beneficial Interest
The Trust may issue unlimited shares of beneficial interest in the Trust with a par value of $0.001. The shares may be issued in one or more series and each series may consist of one or more classes. The Trust has twenty-two series, which are authorized to issue multiple classes of shares. Such classes are designated as Class ADV, Class I, Class R6, Class S and Class S2.
All shares of each series represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities belonging to the series or a class). Each series may have different assets and liabilities from any other series of the Trust. Furthermore, different share classes of a series may have different liabilities from other classes of that same series. The assets belonging to a series shall be charged with the liabilities of that series and all expenses, costs, charges and reserves attributable to that series, except that liabilities, expenses, costs, charges and reserves allocated solely to a particular class, if any, shall be borne by that class. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series or class, shall be allocated and charged by the Trustees to and among any one or more of the series or classes, in such manner as the Trustees in their sole discretion deem fair and equitable.
Redemption and Transfer of Shares
Shareholders of any series or class have the right to redeem all or part of their shares as described in the Prospectus and Declaration of Trust. Under certain circumstances, the Trust may suspend the right of redemption as allowed by the 1940 Act. Pursuant to the Declaration of Trust, the Trustees have the right to redeem shares of shareholders if at any time the total investment in such account does not have a minimum dollar value determined by the Trustees in their sole discretion, as set forth in the Prospectus from time to time. The transfer of shares is subject to rules that may be established by the Trustees for a particular series or class of shares as set forth in the Prospectus from time to time.
Material Obligations and Liabilities of Owning Shares
The Trust is organized as a Massachusetts business trust under Massachusetts law. Under Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the Trust’s obligations. However, the Declaration of Trust provides that no shareholders of any series or class shall be personally liable for any claims against the Trust and shareholders are indemnified against all loss and expense arising from such liability. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Portfolio would be unable to meet its obligations and the disclaimer within the Declaration of Trust is inoperative.
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Subject to the foregoing, all shares issued by the Trust are fully paid and nonassessable when issued in accordance with the Declaration of Trust and Prospectus.
Dividend Rights
The shareholders of a series are entitled to receive dividends or other distributions declared for the series. The Trustees from time to time shall distribute ratably among the shareholders of the Trust or a series such proportion of the net profits, surplus, capital, or assets of the Trust or such series as the Trustees may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such series or any assets thereof), and the Trustees may distribute ratably among the shareholders additional shares of the Trust or such series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper.
Voting Rights and Shareholder Meetings
Pursuant to the Declaration of Trust, shareholders may have the power to vote, under certain circumstances (however shareholder approval may not be required), on: (1) the election or removal of Trustees; (2) the approval of certain advisory contracts; (3) incorporation of the Trust; (4) the merger, reorganization, consolidation of the Trust’s assets; (5) an amendment to the Declaration of Trust; (6) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the shareholders; and (7) such additional matters as may be required by the 1940 Act or other applicable law, the Declaration of Trust or by-laws, or any registration of the Trust with the SEC or any state, or as and when the Trustees may consider necessary or desirable. For example, under the 1940 Act, shareholders have the right to vote on any change in a fundamental investment policy, to approve a change in sub-classification of a series, to approve the distribution plan under Rule 12b-1, and to terminate the independent registered public accountant.
The Trust is not required to hold shareholder meetings annually. A meeting of shareholders may be called by the Trustees and shall be held at such time, on such day and at such hour as the Trustees may from time to time determine. Shareholders may take action without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the consent is filed with the records of shareholder meetings.
On matters submitted to a vote, each holder of a share is entitled to one vote for each full share, and a fractional vote for each fractional share outstanding on the books of the Trust.
Liquidation Rights
Upon termination of any series or class, the Trustees may distribute the remaining the Trust property of any series or class, in cash or in kind or partly each, among the shareholders of such series or class according to their respective rights.
Inspection of Records
According to the bylaws of the Trust, the Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Trust or any of them shall be open to the inspection of the Shareholders; and no Shareholder shall have any right to inspect an account or book or document of the Trust except as conferred by law or authorized by the Trustees or by resolution of the Shareholders.
Preemptive Rights
There are no preemptive rights associated with the series’ shares.
Conversion Rights
The conversion features and exchange privileges as determined by the Trustees are described in the Prospectus and in the section of the SAI entitled “Purchase, Exchange, and Redemption of Shares.”
Sinking Fund Provisions
The Trust has no sinking fund provision.
PURCHASE, EXCHANGE, AND REDEMPTION OF SHARES
An investor may purchase, redeem, or exchange shares of each Portfolio utilizing the methods, and subject to the restrictions, described in the Prospectus.
Purchases
Shares of each Portfolio are sold at the NAV (without a sales charge) next computed after receipt of a purchase order in proper form by the Portfolio or its delegate.
Orders Placed with Intermediaries
If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.
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Subscriptions-in-Kind
Certain investors may purchase shares of a Portfolio with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Portfolio consistent with the Portfolio’s investment policies and restrictions. These transactions only will be effected if the Investment Adviser or the Sub-Adviser intends to retain the security in the Portfolio as an investment. Assets so purchased by a Portfolio will be valued in generally the same manner as they would be valued for purposes of pricing the Portfolio’s shares, if these assets were included in the Portfolio’s assets at the time of purchase. Each Portfolio reserves the right to amend or terminate this practice at any time.
Redemptions
Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form, except that each Portfolio may suspend the right of redemption or postpone the date of payment during any period when: (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC, as a result of which: (a) disposal by a Portfolio of securities owned by it is not reasonably practicable; or (b) it is not reasonably practical for a Portfolio to determine fairly the value of its net assets; or (iii) for such other period as the SEC may permit by rule or by order for the protection of a Portfolio’s shareholders.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.
Payment-in Kind
Each Portfolio intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Portfolio may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which obligates a Portfolio to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Portfolio at the beginning of the period. To the extent possible, each Portfolio will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event a Portfolio must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.
Exchanges
Shares of a Portfolio may be exchanged for shares of any other Portfolio. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more other Portfolios. Exchanges are effected at the respective NAV per share on the date of the exchange. Each Portfolio reserves the right to modify or discontinue its exchange privilege at any time without notice.
TAX CONSIDERATIONS
The following tax information supplements and should be read in conjunction with the tax information contained in each Portfolio’s Prospectus. The Prospectus generally describes the U.S. federal income tax treatment of each Portfolio and its shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in each Portfolio. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of non-U.S., state, and local tax laws.
The following discussion is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts, Qualified Plans, and other eligible persons or plans permitted to hold shares of a Portfolio pursuant to the applicable U.S. Treasury Regulations without impairing the ability of the insurance company separate accounts to satisfy the diversification requirements of Section 817(h) of the Code (“Other Eligible Investors”). If this is not the case and shares of a Portfolio held by separate accounts of insurance companies are not respected as owned for U.S. federal income tax purposes by those separate accounts, the person(s) determined to own the Portfolio shares will not be eligible for tax deferral and, instead, will be taxed currently on Portfolio distributions and on the proceeds of any sale, transfer, or redemption of Portfolio shares under applicable U.S. federal income tax rules that may not be discussed herein.
The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus address only some of the U.S. federal income tax considerations generally affecting investments in each Portfolio. In particular, because insurance company separate accounts, Qualified Plans, and Other Eligible Investors will be the only shareholders of a Portfolio, only certain U.S. federal tax aspects of an investment in a Portfolio are described herein. Holders of Variable Contracts, Qualified Plan participants, or persons investing through Other Eligible Investors are urged to consult the insurance company, Qualified Plan, or Other Eligible Investor through which their investment is made, as well as their own tax advisors and financial planners, regarding the U.S. federal tax consequences to them of an investment in a Portfolio, the application of state, local, or non-U.S. laws, and the effect of any possible changes in applicable tax laws on an investment in a Portfolio.
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Qualification as a Regulated Investment Company
Each Portfolio has elected or will elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things: (a) derive at least 90% of its gross income for each taxable year from: (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year: (i) at least 50% of the fair market value of its total assets consists of: (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs; and (B) other securities (other than those described in clause (A)) limited in respect of any one issuer to a value that does not exceed 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Portfolio’s total assets is invested, including through corporations in which the Portfolio owns a 20% or more voting stock interest, in the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other RICs) of two or more issuers the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, taking into account any capital loss carryforwards) and its net tax-exempt income, for such year.
In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain of a Portfolio’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships.
For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership and in the case of a Portfolio’s investments in loan participations, the Portfolio shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment can depend on the terms and conditions of that investment. In some cases, the identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Portfolio’s ability to meet the diversification test in (b) above. The qualifying income and diversification requirements described above may limit the extent to which a Portfolio can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.
If a Portfolio qualifies as a RIC that is accorded special tax treatment, the Portfolio will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, determined with reference to any capital loss carryforwards) distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends).
Each Portfolio intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). However, no assurance can be given that a Portfolio will not be subject to U.S. federal income taxation. Any taxable income, including any net capital gain retained by a Portfolio, will be subject to tax at the Portfolio level at regular corporate rates.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its: (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
In order to comply with the distribution requirements described above applicable to RICs, a Portfolio generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Portfolio may make the distributions in the following taxable year in respect of income and gains from the prior taxable year.
If a Portfolio declares a distribution to shareholders of record in October, November, or December of one calendar year and pays the distribution in January of the following calendar year, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution on December 31 of the earlier year.
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If a Portfolio were to fail to meet the income, diversification or distribution tests described above, the Portfolio could in some cases cure such failure including by paying a Portfolio-level tax or interest, making additional distributions, or disposing of certain assets. If the Portfolio were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify and be eligible for treatment as a RIC accorded special tax treatment under the Code for such year: (i) it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders; and (ii) each participating insurance company separate account invested in the Portfolio would fail to satisfy the separate diversification requirements described below (See Tax Considerations – Special Tax Considerations for Separate Accounts of Participating Insurance Companies), with the result that the Variable Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.
Excise Tax
Amounts not distributed on a timely basis by RICs in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. This excise tax, however, is generally inapplicable to any RIC whose sole shareholders are separate accounts of insurance companies funding Variable Contracts, Qualified Plans, Other Eligible Investors, or other RICs that are also exempt from the excise tax. If a Portfolio is subject to the excise tax requirements and the Portfolio fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year if the Portfolio is permitted to elect and so elects), plus any such amounts retained from the prior year, the Portfolio would be subject to a nondeductible 4% excise tax on the undistributed amounts.
A Portfolio that does not qualify for exemption from the excise tax generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.
For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Portfolio will be treated as having distributed any amount on which it is subject to U.S. federal corporate income tax in the taxable year ending within the calendar year.
Use of Tax Equalization
Each Portfolio distributes its net investment income and capital gains to shareholders at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax. Under current law, a Portfolio is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Portfolio's accumulated earnings and profits as a dividend on the Portfolio’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Portfolio is required to distribute as dividends to shareholders in order for the Portfolio to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Portfolio’s NAV generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.
Capital Loss Carryforwards
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Portfolio’s net investment income. Instead, potentially subject to certain limitations, each Portfolio is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Portfolio retains or distributes such gains.
If a Portfolio incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term.
See each Portfolio’s most recent annual Form N-CSR filing for each Portfolio’s available capital loss carryforwards, if any, as of the end of its most recently ended fiscal year.
Taxation of Investments
References to investments by a Portfolio also include investments by an Underlying Fund.
If a Portfolio invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Portfolio. Tax rules are not entirely clear about issues such as: (1) whether a Portfolio should recognize market discount on a debt obligation and, if so; (2) the amount of market discount the Portfolio should recognize; (3) when a Portfolio may cease to accrue interest, original issue discount or market discount; (4) when and to what extent deductions may be taken for bad debts or worthless securities; and (5) how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Portfolio when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.
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Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Portfolio’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Portfolio’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryover and thus cannot be deducted by the Portfolio in future years.
A Portfolio’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market (“Section 1256”), or short-sale rules. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments, are not entirely clear in certain respects. Accordingly, while a Portfolio intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Portfolio to qualify as a RIC may limit the extent to which a Portfolio will be able to engage in certain derivatives or commodity-linked transactions.
If a Portfolio receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction for corporate shareholders. A dividends-received deduction is a deduction that may be available to corporate shareholders, subject to limitations and other rules, on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Portfolios are urged to consult their own tax advisors and financial planners. Similar consequences may apply to repurchase and other derivative transactions.
Income, gain and proceeds received by a Portfolio from sources within non-U.S. countries (e.g., dividends or interest paid on non-U.S. securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Portfolio’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
A Portfolio may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to the Portfolio from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Portfolio, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.
In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax; and (iv) in the case of an insurance company separate account supporting Variable Contracts, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding Variable Contracts.
Income of a Portfolio that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Portfolio. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
As noted above, certain of the ETFs and MLPs in which a Portfolio may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a RIC. If such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, depending on the alternative treatment, either a portion of its gross income could constitute non-qualifying income for purposes of the 90% gross income requirement, or all of its income could be subject to corporate tax, thereby potentially reducing the portion of any distribution treated as a dividend, and more generally, the value of the Portfolio's investment therein. In addition, as described above, the diversification requirement for RIC qualification will limit a Portfolio’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Portfolio’s total assets as of the end of each quarter of the Portfolio’s taxable year.
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“Passive foreign investment companies” (“PFICs”) are generally defined as non-U.S. corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Portfolio acquires any equity interest in a PFIC, the Portfolio could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders.
Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Portfolio to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Portfolio had sold and repurchased such interests on the last day of the Portfolio’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). A Portfolio may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a non-U.S. corporation as a PFIC, a Portfolio may incur the tax and interest charges described above in some instances.
Tax Shelter Reporting Regulations
Under U.S. Treasury Regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, including a participating insurance company holding separate accounts, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC, such as participating insurance companies that own shares in a Portfolio through their separate accounts, are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Special Tax Considerations for Separate Accounts of Participating Insurance Companies
Under the Code, if the investments of a segregated asset account, such as the separate accounts of insurance companies, are “adequately diversified,” and certain other requirements are met, a holder of a Variable Contract supported by the account will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Variable Contract.
In general, the investments of a segregated asset account are considered to be “adequately diversified” only if: (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. Section 817(h) provides as a safe harbor that a segregated asset account is also considered to be “adequately diversified” if it meets the RIC diversification tests described earlier and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), U.S. government securities, and securities of other RICs.
In general, all securities of the same issuer are treated as a single investment for such purposes, and each U.S. government agency and instrumentality is considered a separate issuer. However, U.S. Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a RIC or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the RIC or partnership. In particular: (i) if the beneficial interests in the RIC or partnership are held by one or more segregated asset accounts of one or more insurance companies; and (ii) if public access to such RIC or partnership is available exclusively through the purchase of a Variable Contract, then a segregated asset account’s beneficial interest in the RIC or partnership is not treated as a single investment. Instead, a pro rata portion of each asset of the RIC or partnership is treated as an asset of the segregated asset account. Look-through treatment is also available if the two requirements above are met and notwithstanding the fact that beneficial interests in the RIC or partnership are also held by Qualified Plans and Other Eligible Investors. Additionally, to the extent a Portfolio meeting the above conditions invests in underlying RICs or partnerships that themselves are owned exclusively by insurance company separate accounts, Qualified Plans, or Other Eligible Investors, the assets of those underlying RICs or partnerships generally should be treated as assets of the separate accounts investing in the Portfolio.
As indicated above, the Trust intends that each Portfolio will qualify as a RIC under the Code. The Trust also intends to cause each Portfolio to satisfy the separate diversification requirements imposed by Section 817(h) of the Code and applicable U.S. Treasury Regulations at all times to enable the corresponding separate accounts to be “adequately diversified.” In addition, the Trust intends that each Portfolio will qualify for the “look-through rule” described above by limiting the investment in the Portfolio’s shares to participating insurance company separate accounts, Qualified Plans and Other Eligible Investors. Accordingly, the Trust intends that each applicable insurance company, through its separate accounts, will be able to treat its interests in each Portfolio as ownership of a pro rata portion of each asset of the Portfolio, so that individual holders of the Variable Contracts underlying the separate account will qualify for favorable U.S. federal income tax treatment under the Code. However, no assurance can be made in that regard.
Failure by a Portfolio to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to comply with the “look-through rule,” could cause the Variable Contracts to lose their favorable tax status and require a Variable Contract holder to include currently in ordinary income any income accrued under the Variable
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Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable U.S. Treasury Regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the insurance companies issuing the Variable Contracts.
The IRS has indicated that a degree of investor control over the investment options underlying a Variable Contract may interfere with the tax-deferred treatment of such Variable Contracts. The IRS has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Portfolio’s investment strategies are sufficiently broad to prevent a Variable Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Portfolios have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).
The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with the insurance company that issued their Variable Contract and their own tax advisors, as well as the prospectus relating to their particular Variable Contract, for more information concerning this investor control issue.
In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Portfolio as described above, including retroactively. In addition, there can be no assurance that a Portfolio will be able to continue to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Variable Contract owners to be considered the owners of the shares of the Portfolio.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Portfolio could be required to report annually their “financial interest” in the Portfolio’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser, and persons investing in the Portfolio through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Special Considerations for Variable Contract Holders and Plan Participants
The foregoing discussion does not address the tax consequences to Variable Contract holders or Qualified Plan participants of an investment in a Variable Contract or participation in a Qualified Plan. Variable Contract holders investing in a Portfolio through a participating insurance company separate account, Qualified Plan participants, or persons investing in a Portfolio through Other Eligible Investors are urged to consult with their participating insurance company, Qualified Plan sponsor, or Other Eligible Investor, as applicable, and their own tax advisors, for more information regarding the U.S. federal income tax consequences to them of an investment in a Portfolio.
FINANCIAL STATEMENTS
The audited financial statements, and the independent registered public accounting firm’s report thereon, are included in each Portfolio’s Form N-CSR filing for the fiscal year ended December 31, 2024 and are incorporated herein by reference.
Shareholders are provided with annual and semi-annual shareholder reports that highlight key information to shareholders. Other information, including financial statements, no longer appears in each Portfolio’s shareholder reports but is available on the Voya funds’ website (https://individuals.voya.com/product/mutual-fund/prospectuses-reports), delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. You may elect to receive shareholder reports and other communications from each Portfolio electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
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APPENDIX A – DESCRIPTION OF CREDIT RATINGS
A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Description of Moody’s Long-Term Obligation Ratings
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Hybrid Indicator (hyb)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Short-Term Obligation Ratings
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Moody’s US Municipal Short-Term Obligation Ratings
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.
MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.
VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of S&P Global Ratings’ (“S&P’s”) Issue Credit Ratings
A S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
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Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
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Nature of and provisions of the obligation and the promise we impute;
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issue Credit Ratings*
AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ’CC’ rating is used when a default has not yet occurred, but S&P’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D — An obligation rated ’D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ’D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ’D’ if it is subject to a distressed exchange offer.
NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P’s does not rate a particular obligation as a matter of policy.
* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Description of S&P’s Municipal Short-Term Note Ratings
A S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
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Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•
Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
S&P’s municipal short-term note rating symbols are as follows:
SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.
Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales
Fitch long-term obligations rating scales are as follows:
AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B — Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC — ‘CCC’ ratings indicate that substantial credit risk is present.
CC —’CC’ ratings indicate very high levels of credit risk.
C — ‘C’ ratings indicate exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Description of Fitch’s Short-Term Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:
F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C — High short-term default risk. Default is a real possibility.
RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B – PROXY VOTING POLICY

PROXY VOTING POLICY

VOYA FUNDS
VOYA INVESTMENTS, LLC

Date Last Revised: February 5, 2025

Introduction
This document sets forth the proxy voting procedures (“Procedures”) and guidelines (“Guidelines”), collectively the “Proxy Voting Policy”, that Voya Investments, LLC (“Adviser”) shall follow when voting proxies on behalf of the Voya funds for which it serves as investment adviser (each a “Fund” and collectively, the “Funds”). The Funds’ Boards of Directors/Trustees (“Board”) have approved the Proxy Voting Policy.
The Board may determine to delegate proxy voting to a sub-adviser of one or more Funds (rather than to the Adviser) in which case the sub-adviser’s proxy policies and procedures for implementation on behalf of such Fund (a “Sub-Adviser-Voted Fund”) shall be subject to Board approval. Sub-Adviser-Voted Funds are not covered under the Proxy Voting Policy except as described in the Reporting and Record Retention section below relating to vote reporting requirements. Sub-Adviser-Voted Funds are governed by the applicable sub-adviser’s respective proxy policies provided that the Board has approved such policies.
The Proxy Voting Policy incorporates principles and guidance set forth in relevant pronouncements of the
U.S. Securities and Exchange Commission (“SEC”) and its staff regarding the Adviser’s fiduciary duty to ensure that proxies are voted in a timely manner and that voting decisions are always in the Funds’ best interest.
Pursuant to the Policy, the Adviser’s Active Ownership team (“AO Team”) is delegated the responsibility to vote the Funds’ proxies in accordance with the Proxy Voting Policy on the Funds’ behalf.
The engagement of a Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) shall be subject to the Board’s initial approval and annual Board review and approval thereafter. The AO Team is responsible for Proxy Advisory Firm oversight and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.
The Board’s Compliance Committee (“Compliance Committee”) shall review the Proxy Voting Policy not less than annually and these documents shall be updated as appropriate. No material changes to the Proxy Voting Policy shall become effective without Board approval. The Compliance Committee may approve non-material amendments for immediate implementation subject to full Board ratification at its next regularly scheduled meeting.
Adviser’s Roles and Responsibilities
Active Ownership Team
The AO Team shall direct the Proxy Advisory Firm to vote proxies on the Funds’ and Adviser’s behalf in connection with annual and special shareholder meetings (except those regarding bankruptcy matters and/or related plans of reorganization).
The AO Team is responsible for overseeing the Proxy Advisory Firm and voting the Funds’ proxies in accordance with the Proxy Voting Policy on the Funds’ and the Adviser’s behalf.
The AO Team is authorized to direct the Proxy Advisory Firm to vote Fund proxies in accordance with the Proxy Voting Policy. Responsibilities assigned to the AO Team or activities in support thereof may be performed by such members of the Proxy Committee (as defined in the Proxy Committee section below) or employees of the Adviser’s affiliates as the Proxy Committee deems appropriate.
The AO Team is also responsible for identifying potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Adviser, the Funds’ principal underwriters, or an affiliated person of the Funds. The AO Team shall identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; analyses of Voya’s clients, distributors, broker-dealers, and vendors; and information derived from other sources including but not limited to public filings.
Proxy Committee
The Proxy Committee shall ensure that the Funds vote proxies consistent with the Proxy Voting Policy. The Proxy Committee accordingly reviews and evaluates this Policy, oversees the development and implementation thereof, and resolves ad hoc issues that may arise from time to time. The Proxy Committee is comprised of senior leaders of Voya Investment Management, including fundamental research, ESG research, active ownership, compliance, legal, finance, and operations of the Adviser. The Proxy Committee membership may be amended at the Adviser’s discretion from time to time. The Board will be informed of any membership changes quarterly at the next regularly scheduled meeting.
Investment Professionals
The Funds’ sub-advisers and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”. Investment Professionals are encouraged to submit recommendations to the AO Team regarding any proxy voting-related proposals relating to the portfolio securities over which they have daily portfolio management responsibility including proxy contests, proposals relating to issuers with dual class shares with superior voting rights, and/or mergers and acquisitions.
Proxy Advisory Firm
The Proxy Advisory Firm is required to coordinate with the Funds’ custodians to ensure that those firms process all proxy materials they receive relating to portfolio securities in a timely manner. To the extent applicable the Proxy Advisory Firm is required to provide research, analysis, and vote recommendations under its Proxy Voting guidelines. The Proxy Advisory Firm is required to produce custom vote recommendations in accordance with the Guidelines and their vote recommendations.

PROXY VOTING PROCEDURES
Vote Classification
Within-Guidelines Votes: Votes in Accordance with these Guidelines
A vote cast in accordance with these Guidelines is considered Within-Guidelines.
Out-of-Guidelines Votes: Votes Contrary to these Guidelines
A vote that is contrary to these Guidelines may be cast when the AO team and/or Proxy Committee determine that application of these Guidelines is inappropriate under the circumstances. A vote is considered contrary to these Guidelines when such vote contradicts the approach outlined in the Policy.
A vote would not be considered contrary to these Guidelines for cases in which these Guidelines stipulate a Case-by-Case consideration, or an Investment Professional provides a written rationale for such vote.
Matters Requiring Case-by-Case Consideration
The Proxy Advisory Firm shall refer proxy proposals to the AO Team for consideration when the Procedures and Guidelines indicate a “Case-by-Case” consideration. Additionally, the Proxy Advisory Firm shall refer a proxy proposal under circumstances in which the application of the Procedures and Guidelines is uncertain, appears to involve unusual or controversial issues, or is silent regarding the proposal.
Upon receipt of a referral from the Proxy Advisory Firm, the AO Team may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.
The AO Team shall review matters requiring Case-by-Case consideration to determine whether such proposals require an Investment Professional and/or Proxy Committee input and a vote determination.
Non-Votes: Votes in which No Action is Taken
The AO Team shall make reasonable efforts to secure and vote all Fund proxies. Nevertheless, a Fund may refrain from voting under certain circumstances including, but not limited to:
•
The economic effect on shareholder interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with fractional shares), securities no longer held in a Fund, or a proxy is being considered for a Fund no longer in existence.
•
The cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share-blocking practices may impose trading restrictions on the relevant portfolio security).
Conflicts of Interest
The Adviser shall act in the Funds’ best interests and strive to avoid conflicts of interest. Conflicts of interest may arise in situations in which, but not limited to:
•
The issuer is a vendor whose products or services are material to the Funds, the Adviser, or their affiliates;
•
The issuer is an entity participating to a material extent in the Funds’ distribution;
•
The issuer is a significant executing broker-dealer for the Funds and/or the Adviser;
•
Any individual who participates in the voting process for the Funds, including:
•
Investment Professionals;
•
Members of the Proxy Committee;
•
Employees of the Adviser;
•
Board Directors/Trustees; and
•
Individuals who serve as a director or officer of the issuer.
•
The issuer is Voya Financial.
Investment Professionals, the Proxy Advisory Firm, the Proxy Committee, and the AO Team shall disclose any potential conflicts of interest and/or confirm they do not have conflicts of interest relating to their participation in the voting process for portfolio securities.
The AO Team shall call a meeting of the Proxy Committee if a potential conflict exists and a member (or members) of the AO Team wishes to vote contrary to these Guidelines or an Investment Professional provides input regarding a meeting and has confirmed a conflict exists with regard thereto. The Proxy Committee shall then consider the matter and vote on a best course of action.

The AO Team shall use best efforts to convene the Proxy Committee with respect to all matters requiring its consideration. If the Proxy Committee cannot meet its quorum requirements by the voting deadline it shall execute the vote in accordance with these Guidelines.
The Adviser shall maintain records regarding any determinations to vote contrary to these Guidelines including those in which a potential Voya Investment Management Conflict exists. Such records shall include the rationale for the contrary vote.
Potential Conflicts with a Proxy Issuer
The AO Team shall identify potential conflicts with proxy issuers. In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, Proxy Committee members shall disclose to the AO Team any potential conflicts of interests with an issuer prior to discussing the Proxy Advisory Firm’s recommendation.
Proxy Committee members shall advise the AO Team in the event they believe a potential or perceived conflict of interest exists that may preclude them from making a vote determination in the Funds’ best interests. The Proxy Committee member may elect recusal from considering the relevant proxy. Proxy Committee members shall complete a Conflict of Interest Report when they verbally disclose a potential conflict of interest.
Investment Professionals shall also confirm that they do not have any potential conflicts of interest when submitting vote recommendations to the AO Team.
The AO Team gathers and analyzes the information provided by the:
•
Proxy Advisory Firm;
•
Adviser;
•
Funds’ principal underwriters;
•
Fund affiliates;
•
Proxy Committee members;
•
Investment Professionals; and
•
Fund Directors and Officers.
Assessment of the Proxy Advisory Firm
On the Board’s and Adviser’s behalf the AO Team shall assess whether the Proxy Advisory Firm:
•
Is independent from the Adviser;
•
Has resources that indicate it can competently provide analysis of proxy issues;
•
Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners; and
•
Has adequate compliance policies and procedures to:
•
Ensure that its proxy voting recommendations are based on current and accurate information; and
•
Identify and address conflicts of interest.
The AO Team shall utilize and the Proxy Advisory Firm shall comply with such methods for completing the assessment as the AO Team may deem reasonably appropriate. The Proxy Advisory Firm shall also promptly notify the AO Team in writing of any material changes to information it previously provided to the AO Team in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.
Voting Funds of Funds, Investing Funds and Feeder Funds
Funds that are funds-of-funds1 (each a “Fund-of-Funds” and collectively, “Funds-of-Funds”) shall “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Funds indicated on Voya’s website (www.voyainvestments.com). Meaning that if the Fund-of-Funds must vote on a proposal with respect to an underlying investment issuer the Fund-of-Funds shall vote its interest in that underlying fund in the same proportion as all other shareholders in the underlying investment company voted their interests.
However, if the underlying fund has no other shareholders, the Fund-of-Funds shall vote as follows:
•
If the Fund-of-Funds and the underlying fund are solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds shall vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
•
If the Fund-of-Funds is solicited to vote on a proposal for an underlying fund (e.g., a new sub-adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Adviser shall determine the most appropriate method of voting with respect to the underlying fund proposal.

1 Invest in underlying funds beyond 12d-1 limits.

An Investing Fund2 (e.g., any Voya fund), while not a Fund-of-Funds shall have the foregoing Fund-of- Funds procedure applied to any Investing Fund that invests in one or more underlying funds. Accordingly:
•
Each Investing Fund shall “echo” vote its interests in an underlying fund if the underlying fund has shareholders other than the Investing Fund;
•
In the event an underlying fund has no other shareholders and the Investing Fund and the underlying fund are solicited to vote on the same proposal, the Investing Fund shall vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and
•
In the event an underlying fund has no other shareholders, and no corresponding proposal exists at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.
A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders. Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund shall request instructions from its own shareholders as to how it should vote its interest in an underlying master fund either directly or in the case of an insurance-dedicated Fund through an insurance product or retirement plan.
When a Fund is a feeder in a master-feeder structure, proxies for the master fund’s portfolio securities shall be voted pursuant to the master fund’s proxy voting policies and procedures. As such, Feeder Funds shall not be subject to the Procedures and Guidelines except as described in the Reporting and Record Retention section below.
Securities Lending
Many of the Funds participate in securities lending arrangements that generate additional revenue for the Fund. Accordingly, the Fund is unable to vote securities that are on loan under these arrangements. However, under certain circumstances, for voting issues that may have a significant impact on the investment, members of the Proxy Committee or AO Team may request that the Fund’s securities lending agent recall securities on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund as well as the administrative burden of retrieving the securities.
Investment Professionals may also deem a vote to be “material” in the context of the portfolio(s) they manage. They may therefore request that the Proxy Committee review lending activity on behalf of their portfolio(s) with respect to the relevant security and consider recalling and/or restricting the security. The Proxy Committee shall give primary consideration to relevant Investment Professional input in its determination as to whether a given proxy vote is material and if the associated security should accordingly be restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting at that meeting. In order to recall or restrict shares on a timely basis for material voting purposes the AO Team shall use best efforts to consider and, when appropriate, act upon such requests on a timely basis. Any relevant Investment Professional may submit a request to review lending activity in connection with a potentially material vote for the Proxy Committee’s consideration at any time.
Reporting and Record Retention
Reporting by the Funds
Annually, as required, each Fund and each Sub-Adviser-Voted Fund shall post on the Voya Funds’ website its proxy voting record or a link to the prior one-year period ended June 30. The proxy voting record for each Fund and each Sub-Adviser-Voted Fund shall also be available on Form N-PX in the SEC’s EDGAR database on its website. For any Fund that is a feeder within a master-feeder structure, no proxy voting record related to the portfolio securities owned by the master fund shall be posted on the Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database shall be included in the Fund’s Form N-PX and posted on the Funds’ website. If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above shall be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.
Reporting to the Compliance Committee
At each quarterly Compliance Committee meeting the AO Team shall provide to the Compliance Committee a report outlining each proxy proposal, or a summary of such proposals, that was:
1.
Voted Out-of-Guidelines; and/or
2.
When the Proxy Committee did not agree with an Investment Professional’s recommendation, as assessed when the Investment Professional raises a potential conflict of interest.
The report shall include the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation as applicable, and the reasons for voting or recommending an Out-of- Guidelines Vote or in the case of (2) above a vote which differed from that recommended by the Investment Professional.
Reporting by the AO Team on behalf of the Adviser
The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

2 Invest in underlying funds but not beyond 12d-1 limits.

•
A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm;
•
A record of each vote cast on behalf of a Fund;
•
A copy of any Adviser-created document that was material to making a proxy vote decision or that memorializes the basis for that decision;
•
A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund;
•
A record of all recommendations from Investment Professionals to vote contrary to these Guidelines;
•
All proxy questions/recommendations that have been referred to the Compliance Committee; and
•
All applicable recommendations, analyses, research, Conflict Reports, and vote determinations. All proxy voting materials and supporting documentation shall be retained for a minimum of six years.
Records Maintained by the Proxy Advisory Firm
The Proxy Advisory Firm shall retain a record of all proxy votes handled by the Proxy Advisory Firm. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. Additionally, the Proxy Advisory Firm shall be responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.
PROXY VOTING GUIDELINES
Introduction
Proxies shall be voted in the Funds’ best interests. These Guidelines summarize the Funds’ positions regarding certain matters of importance to shareholders and provide an indication as to how the Funds’ ballots shall be voted for certain types of proposals. These Guidelines are not exhaustive and do not provide guidance on all potential voting matters. Proposals may be addressed on a CASE-BY-CASE basis rather than according to these Guidelines when assessing the merits of available rationale and disclosure.
These Guidelines generally apply to securities of publicly traded operating issuers and to those of privately held operating issuers if publicly available disclosure permits such application. The Funds will consider matters relating to investment companies that are registered under the Investment Company Act of 1940 on a CASE-BY-CASE basis. Additionally, all matters for which such disclosure is not available shall be considered on a CASE-BY-CASE basis.
Investment Professionals are encouraged to submit recommendations to the AO Team regarding proxy voting matters relating to the portfolio securities over which they have daily portfolio management responsibility. Investment Professionals may submit recommendations in connection with any proposal and they are likely to receive requests for recommendations relating to proxies for private equity or fixed income securities and/or proposals relating to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.
Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported where implementation would contravene such requirements.
General Policies
The Funds generally support the recommendation of an issuer’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is utilized.
The rationale and vote recommendation from Investment Professionals shall receive primary consideration with respect to CASE-BY-CASE proposals considered on the relevant Fund’s behalf.
The Fund’s policy is to not support proposals that would negatively impact the existing rights of the Funds’ beneficial owners. Shareholder proposals shall not be supported if they impose excessive costs and/or are overly restrictive or prescriptive. Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.
In the event competing shareholder and board proposals appear on the same agenda at uncontested proxies, the shareholder proposal shall not be supported, and the management proposal shall be supported when the management proposal meets the factors for support under the relevant topic/policy (e.g., Allocation of Income and Dividends); the competing proposals shall otherwise be considered on a CASE- BY-CASE basis.
International Policies
Companies incorporated outside the U.S. are subject to the following U.S. policies if they are listed on a
U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable, certain U.S. policies may also be applied to issuers incorporated outside the U.S. (e.g., issuers with a significant base of U.S. operations and employees).

However, given the differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets, the Funds shall:
•
Vote AGAINST international proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal due to inadequate relevant disclosure by the issuer or time provided for consideration of such disclosure;
•
Consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends support when:
•
The issuer or market transitions to better practices (e.g., committing to new regulations or governance codes);
•
The market standard is stricter than the Fund’s Guidelines; and/or
•
It is the more favorable choice when shareholders must choose between alternate proposals.
Proposal Specific Policies
As mentioned above, these Guidelines may be overridden in any case as provided for in the Procedures. Similarly, the Procedures outline the proposals with Guidelines that prescribe a firm voting position that may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate, in such circumstances the AO Team may deem it appropriate to seek input from the relevant Investment Professional(s).
Proxy Contests:
Votes in contested elections on shall be considered on a CASE-BY-CASE basis with primary consideration given to input from the relevant Investment Professional(s).
Uncontested Proxies:
1- The Board of Directors
Overview
The Funds may indicate disagreement with an issuer’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns fault or assigns an association.
The Funds shall withhold support from director(s) deemed responsible in cases in which the Funds’ disagreement is assigned to the board of directors. Responsibility may be attributed to the entire board, a committee, or an individual, and the Funds shall apply a vote accountability guideline (“Vote Accountability Guideline”) specific to the concerns under review.
The Funds shall withhold support from director(s) deemed responsible in cases in which the Funds’ disagreement is assigned to the board of directors. Responsibility may be attributed to the entire board, a committee, or an individual, and the Funds shall apply a vote accountability guideline (“Vote Accountability Guideline”) specific to the concerns under review.
The Funds shall typically vote FOR a director in connection with issues the Proxy Advisory Firm raises if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns the Proxy Advisory Firm cited.
The Funds shall vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.
The Funds shall vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.
Vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the individual when a director holds one seat as an individual plus an additional seat as a representative of a legal entity.
Bundled Director Slates
The Funds shall WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of complying with independence requirements, such as:
•
Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
•
In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
•
Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.
For issuers with multiple slates in Italy, the Funds shall follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

Independence
Director and Board/Committee Independence
The Funds expect boards and key committees to have an appropriate level of independence and shall accordingly consider the Proxy Advisory Firm’s standards to determine that adequate level of independence. A director would be deemed non-independent if the individual had/has a relationship with the issuer that could potentially influence the individual’s objectivity causing the inability to satisfy fiduciary standards on behalf of shareholders. Audit, compensation/remuneration, and nominating and/or governance committees are considered key committees and should be 100% independent. The Funds shall consider the Proxy Advisory Firm’s standards and generally accepted best practice (collectively “Independence Expectations”) with respect to determining director independence and Board/Committee independence levels. Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations relating to board independence.
The Funds shall consider non-independent directors standing for election on a CASE-BY-CASE basis when the full board or committee does not meet Independence Expectations. Additionally, the Funds shall:
•
WITHHOLD support from the board chair, nominating committee chair, nominating committee member(s), or an incumbent director(s) if the board chair is non-independent and the board does not have a lead independent director;
•
WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet Independence Expectations;
•
WITHHOLD support from key committee slates if they contain non-independent directors; and/or
•
WITHHOLD support from non-independent nominating committee chair, board chair, and/or directors if the full board serves or appears to serve as a key committee, the board has not established a key committee, or the board and/or a key committee(s) does not meet Independence Expectations.
Self-Nominated/Shareholder-Nominated Director Candidates
The Funds shall consider self-nominated or shareholder-nominated director candidates on a CASE-BY- CASE basis and shall WITHHOLD support from the candidate when:
•
Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the issuer);
•
The candidate’s agenda is not in line with the long-term best interests of the issuer; or
•
Multiple self-nominated candidates are considered to constitute a proxy contest if similar issues are raised (e.g., potential change in control).
Management Proposals Seeking Non-Board Member Service on Key Committees
The Funds shall vote AGAINST proposals that permit non-board members to serve on a key committee, provided that bundled slates may be supported if no slate nominee serves on relevant committee(s) except in cases in which best market practice otherwise dictates.
The Funds shall consider other concerns regarding committee members on a CASE-BY-CASE basis.
Board Member Roles and Responsibilities
Attendance
The Funds shall WITHHOLD support from a director who, during the prior year attended less than 75 percent of the board and committee meetings with no valid reason for the absences, excluding directors who have not completed a full year on the board.
The Funds shall WITHHOLD support from nominating committee members according to the Vote Accountability Guideline if a director has two or more years of poor attendance without a valid reason for their absences.
The Funds shall apply a one-year attendance policy relating to statutory auditors at Japanese issuer meetings.
Over-boarding
The Funds shall vote AGAINST directors who serve on:
•
More than two public issuer boards and are named executive officers at any public issuer, and shall WITHHOLD support only at their outside board(s);
•
Five or more public issuer boards; or
•
Four or more public issuer boards and is Board Chair at two or more public issuers and shall WITHHOLD support on boards for which such director does not serve as chair.
The Funds shall vote AGAINST shareholder proposals limiting the number of public issuer boards on which a director may serve.

Tenure
The Funds shall WITHHOLD support from the nominating committee chair and/or members of the nominating committee when the average board tenure exceeds 15 years.
Combined Chair / CEO Role
The Funds shall vote FOR directors without regard to recommendations that the position of chair should be separate from that of CEO or should otherwise require independence unless other concerns requiring CASE-BY-CASE consideration arise (e.g., a former CEO proposed as board chair).
The Funds shall consider shareholder proposals that require that the positions of chair and CEO be held separately on a CASE-BY-CASE basis.
Cumulative/Net Voting Markets
When cumulative or net voting applies, the Funds shall follow the Proxy Advisory Firm’s recommendation to vote FOR nominees, such as when the issuer assesses that such nominees are independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.
Board Accountability
Board Diversity
United States:
The Funds shall vote AGAINST incumbent directors according to the Vote Accountability Guideline if no women are on the issuer’s board. The Funds shall consider directors on a CASE-BY-CASE basis if gender diversity existed prior to the most recent annual meeting.
The Funds shall vote AGAINST incumbent directors according to the Vote Accountability Guideline when the board has no apparent racially or ethnically diverse members. The Funds shall consider directors on a CASE-BY- CASE basis if racial and/or ethnic diversity existed prior to the most recent annual meeting.
Diversity (Shareholder Proposals):
The Funds shall generally vote FOR shareholder proposals that request the issuer to improve/promote gender and/or racial/ethnic diversity and/or gender and/or racial/ethnic diversity-related disclosure.
International:
The Funds shall vote AGAINST directors according to the Vote Accountability Guideline when no women are on the issuer’s board or if its board’s gender diversity level does not meet a higher standard established by the relevant country’s corporate governance code and generally accepted best practice.
The Funds shall vote AGAINST directors according to the Vote Accountability Guideline when the relevant country’s corporate governance code contains a minimally acceptable threshold for racial/ethnic diversity and the board does not appear to meet this expectation.
Return on Equity
The Funds shall vote FOR the most senior executive at an issuer in Japan if the only reason the Proxy Advisory Firm withholds its recommendation results from the issuer underperforming in terms of capital efficiency or issuer performance (e.g., net losses or low return on equity (ROE)).
Compensation Practices
The Funds may WITHHOLD support from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the issuer and its shareholders.
“Say on Pay” Responsiveness. The Funds shall consider compensation committee members on a CASE- BY-CASE basis for failure to sufficiently address compensation concerns prompting significant opposition to the most recent advisory vote on executive officers’ compensation, “Say on Pay”, or continuing to maintain problematic pay practices, considering such factors as the level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure, among others.
“Say on Pay Frequency”. The Funds shall WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors due to the issuer’s failure to include a “Say on Pay” proposal and/or a “Say on Pay Frequency” proposal when required pursuant to SEC or market regulatory provisions; or implemented a “Say on Pay Frequency” schedule that is less frequent than the frequency most recently preferred by not less than a plurality of shareholders; or is an externally-managed issuer (EMI) or externally-managed REIT (EMR) and has failed to include a “Say on Pay” proposal or adequate disclosure of the compensation structure.

Commitments. The Funds shall vote FOR compensation committee members receiving an adverse recommendation from the Proxy Advisory Firm due to problematic pay practices or thresholds (e.g., burn rate) if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, the Funds shall WITHHOLD support on compensation committee members according to the Vote Accountability Guideline if the issuer does not rectify the practice prior to the issuer’s next annual general meeting.
For markets in which the issuer has not followed market practice by submitting a resolution on executive remuneration/compensation, the Funds shall WITHHOLD support on remuneration/compensation committee members.
Accounting Practices
The Funds shall WITHHOLD support on directors according to the Vote Accountability Guideline as well as the issuer’s CEO or CFO if nominated as directors, if poor accounting practice concerns are raised including the issuer failed to remediate known ongoing material weaknesses in the issuer’s internal controls for more than one year.
The Funds shall consider directors according to the Vote Accountability Guideline, the issuer’s CEO or CFO if nominated as directors, or external auditors on a CASE-BY-CASE basis if:
•
Issuer has not yet had a full year to remediate the concerns since the time such issues were identified; and/or
•
Issuer has taken adequate steps to remediate the concerns cited that would typically include removing or replacing the responsible executives and the concerning issues do not recur.
The Funds shall vote FOR audit committee members, or the issuer’s CEO or CFO when nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function during the majority of the time period relevant to the concerns cited.
The Funds shall WITHHOLD support on audit committee members according to the Vote Accountability Guideline if the issuer has failed to disclose audit fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.
Problematic Actions
The Funds shall WITHHOLD support on directors according to the Vote Accountability Guideline when the Proxy Advisory Firm cites them for problematic actions including a lack of due diligence in relation to a major transaction (e.g., a merger or an acquisition), material failures, inadequate oversight, scandals, malfeasance, or negligent internal controls at the issuer or that of an affiliate, factoring in the merits of the director’s performance, rationale, and disclosure when:
•
Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or
•
The director has been directly implicated resulting in arrest, criminal charge, or regulatory sanction.
The Funds shall WITHHOLD support on members of the nominating committee, board chair, or lead independent director when an issuer nominates a director who is subject to any of the above concerns to serve on its board.
The Funds shall WITHHOLD support on audit committee members according to the Vote Accountability Guideline due to share pledging concerns factoring in the pledged amount, unwinding time, and any historical concerns raised. The Funds shall also WITHHOLD support on the pledgor, if a director, where the pledged amount and unwinding time are deemed significant and therefore an unnecessary risk to the issuer.
The Funds shall WITHHOLD support from all incumbent directors if the issuer has implemented a multi-class capital structure in which the classes have unequal voting rights and does not have a reasonable sunset provision (e.g., fewer than seven (7) years).
The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline when the Proxy Advisory Firm recommends withholding support due to the board (a) unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or function as a diminution of shareholder rights or (b) failing to remove or subject to a reasonable sunset provision in its by-laws.
Anti-Takeover Measures
The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if the issuer implements excessive anti-takeover measures.
The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if the issuer fails to remove restrictive “poison pill” features, ensure a “poison pill” expiration, or submits the “poison pill” in a timely manner to shareholders for vote unless an issuer has implemented a policy that should reasonably prevent abusive use of its “poison pill”.
Board Responsiveness
The Funds shall vote FOR directors if the majority-supported shareholder proposal has been reasonably addressed.
•
Proposals seeking shareholder ratification of a “poison pill” provision may be deemed reasonably addressed if the issuer has implemented a policy that should reasonably prevent abusive use of the “poison pill”.
The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if a shareholder proposal received majority support and the board has not disclosed a credible rationale for not implementing the proposal.

The Funds shall WITHHOLD support on a director if the board has not acted upon the director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting; and shall consider such directors on a CASE-BY-CASE basis if the issuer has a controlling shareholder(s).
The Funds shall vote FOR directors in cases in which an issue relevant to the majority negative vote has been adequately addressed or cured and which may include sufficient disclosure of the board’s rationale.
Board–Related Proposals
Classified/Declassified Board Structure
The Funds shall vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).
The Funds shall vote FOR proposals to repeal classified boards and to elect all directors annually. Board Structure
The Funds shall vote FOR management proposals to adopt or amend board structures unless the resulting change(s) would mean the board would not meet Independence Expectations.
For issuers in Japan, the Funds shall vote FOR proposals seeking a board structure that would provide greater independent oversight.
Board Size
The Funds shall vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, the Funds shall vote AGAINST a proposal if the issuer seeks to remove shareholder approval rights or the board fails to meet market independence requirements.
Director and Officer Indemnification and Liability Protection
The Funds shall consider proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis using Delaware law as the standard.
The Funds shall vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating their collective duty of care.
The Funds shall vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation such as negligence.
Director and Officer Indemnification and Liability Protection
The Funds shall vote in accordance with the Proxy Advisory Firm’s standards (e.g., overly broad provisions).
Discharge of Management/Supervisory Board Members
The Funds shall vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled) unless concerns surface relating to the past actions of the issuer’s auditors or directors, or legal or other shareholders take regulatory action against the board.
The Funds shall vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of the issuer’s or its board’s broader practices.
Establish Board Committee
The Funds shall vote FOR shareholder proposals that seek creation of a key board committee.
The Funds shall vote AGAINST shareholder proposals requesting creation of additional board committees or offices except as otherwise provided for herein.
Filling Board Vacancies / Removal of Directors
The Funds shall vote AGAINST proposals that allow removal of directors only for cause.
The Funds shall vote FOR proposals to restore shareholder ability to remove directors with or without cause.
The Funds shall vote AGAINST proposals that allow only continuing directors to elect replacement directors to fill board vacancies.
The Funds shall vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Stock Ownership Requirements
The Funds shall vote AGAINST such shareholder stock ownership requirement proposals. Term Limits / Retirement Age
The Funds shall vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards.

2- Compensation
Frequency of Advisory Votes on Executive Compensation
The Funds shall vote FOR proposals seeking an annual “Say on Pay”, and AGAINST those seeking less frequent “Say on Pay”.
Proposals to Provide an Advisory Vote on Executive Compensation (Canada)
The Funds shall vote FOR if it is an ANNUAL vote unless the issuer already provides an annual shareholder vote.
Executive Pay Evaluation
Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals
The Funds shall vote FOR management proposals seeking ratification of the issuer’s executive compensation structure unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative Proxy Advisory Firm recommendation.
The Funds shall vote AGAINST:
•
Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.);
•
Single Trigger Severance provisions that do not require an actual change in control to be triggered in new or amended employment agreements;
•
Single Trigger Severance provisions that do not require an actual change in control to be triggered and the Long-Term Incentive Plan’s performance period is less than three years;
•
Plans that allow named executive officers to have material input into setting their own compensation;
•
Short-Term Incentive Plans in which treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains);
•
Long-Term Incentive Plans in which performance measures hurdles/measures are set based on a backward-looking performance period;
•
Company plans in international markets that provide for contract or notice periods or severance/termination payments that exceed market practices (e.g., relative to multiple of annual compensation); and/or
•
Compensation structures at externally managed issuers (EMI) or externally managed REITs (EMR) that lack adequate disclosure based on the Proxy Advisory Firm’s assessment.
The Funds shall consider on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends opposing and none of the above factors have been triggered.
Golden Parachutes
The Funds shall vote AGAINST proposals due to:
•
Single or modified-single trigger severance provisions;
•
Total Named Executive Officer (“NEO”) payout as a percentage of the total equity value;
•
Aggregate of all single-triggered components (cash and equity) as a percentage of the total NEO payout;
•
Excessive payout; and/or
•
Recent material amendments or new agreements that incorporate problematic features.
Equity-Based and Other Incentive Plans Including OBRA
Equity Compensation
The Funds shall consider compensation and employee benefit plans, including those in connection with OBRA3, or the issuance of shares in connection with such plans on a CASE-BY-CASE basis. The Funds shall vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:
The Funds shall vote FOR a plan, if:
•
Board independence is the only concern;
•
Amendment places a cap on annual grants;

3 OBRA is an employee-funded defined contribution plan for certain employees of publicly held companies.

•
Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA;
•
Amendment adds performance-based goals to comply with Section 162(m) of OBRA; and/or
•
Cash or cash-and-stock bonus components are approved for exemption from taxes under Section 162(m) of OBRA.
•
The Funds shall give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.
The Funds shall vote AGAINST a plan if it:
•
Exceeds recommended costs (U.S. or Canada);
•
Incorporates share allocation disclosure methods that prevent a cost or dilution assessment;
•
Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure);
•
Permits deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors;
•
Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice;
•
Permits financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice;
•
Permits plan administrators to benefit from the plan as potential recipients;
•
Permits for an overly liberal change in control definition. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.);
•
Permits for post-employment vesting or exercise of options if deemed inappropriate;
•
Permits plan administrators to make material amendments without shareholder approval; and/or
•
Permits procedure amendments that do not preserve shareholder approval rights.
Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (Toronto Stock Exchange Issuers)
The Funds shall vote AGAINST if the amendment procedures do not preserve shareholder approval rights.
Stock Option Plans for Independent Internal Statutory Auditors (Japan)
The Funds shall vote AGAINST such proposals.
Matching Share Plans
The Funds shall vote AGAINST such proposals if the matching share plan does not meet recommended standards considering holding period, discounts, dilution, participation, purchase price, or performance criteria.
Employee Stock Purchase Plans or Capital Issuance in Support Thereof
Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.
Director Compensation
Non-Executive Director Compensation
The Funds shall vote FOR cash-based proposals.
The Funds shall vote AGAINST performance-based equity-based proposals and patterns of excessive pay.
Bonus Payments (Japan)
The Funds shall vote FOR if all bonus payments are for directors or auditors who have served as executives of the issuer and AGAINST if any bonus payments are for outsiders.
Bonus Payments – Scandals
The Funds shall vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability for any malfeasance may be attributable to the nominee.
The Funds shall consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors where culpability for malfeasance may not be attributable to all nominees.

Severance Agreements
Vesting of Equity Awards upon Change in Control
The Funds shall vote FOR management proposals seeking a specific treatment (e.g., double-trigger or pro- rata) of equity that vests upon change in control unless evidence exists of abuse in historical compensation practices.
The Funds shall vote AGAINST shareholder proposals regarding the treatment of equity if change(s) in control severance provisions are double-triggered. The funds shall vote FOR the proposal if such provisions are not double-triggered.
Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention
The Funds shall vote FOR such compensation arrangements if:
•
The primary concerns raised would not result in a negative vote under these Guidelines on a management “Say on Pay” proposal or the relevant board or committee member(s);
•
The issuer has provided adequate rationale and/or disclosure; or
•
Support is recommended as a condition to a major transaction such as a merger. Treatment of Severance Provisions
The Funds shall vote AGAINST new or materially amended plans, contracts, or payments that include a single trigger change in control severance provisions or do not require an actual change in control in order to be triggered.
The Funds shall vote FOR shareholder proposals seeking double triggers on change in control severance provisions.
Compensation-Related Shareholder Proposals
Executive and Director Compensation
The Funds shall consider on a CASE-BY-CASE basis shareholder proposals that seek to impose new compensation structures or policies.
Holding Periods
The Funds shall vote AGAINST shareholder proposals requiring mandatory issuer stock holding periods for officers and directors.
Submit Severance and Termination Payments for Shareholder Ratification
The Funds shall vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if the listing exchange requires ratification thereof.
3- Audit-Related
Auditor Ratification and/or Remuneration
The Funds shall vote FOR management proposals except in such cases as indicated below. The Funds shall consider auditor ratification and/or remuneration on a CASE-BY-CASE basis if:
The Funds shall vote AGAINST auditor ratification and/or remuneration if:
•
The Proxy Advisory Firm raises questions of auditor independence or disclosure including the auditor selection process;
•
Total fees for non-audit services exceed 50 percent of aggregated auditor fees (including audit-related fees, and tax compliance and preparation fees as applicable); or
•
Evidence exists of excessive compensation relative to the size and nature of the issuer.
The Funds shall vote AGAINST an auditor ratification and/or remuneration proposal if the issuer has failed to disclose audit fees.
The Funds shall vote FOR shareholder proposals that ask the issuer to present its auditor for ratification annually.
Auditor Independence
The Funds shall consider shareholder proposals asking issuers to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.
Audit Firm Rotation
The Funds shall vote AGAINST shareholder proposals asking for mandatory audit firm rotation.
Indemnification of Auditors
The Funds shall vote AGAINST auditor indemnification proposals.

Independent Statutory Auditors (Japan)
The Funds shall vote AGAINST an independent statutory auditor proposal if the candidate is or was affiliated with the issuer, its primary bank(s), or one of its top shareholders.
The Funds shall vote AGAINST incumbent directors implicated in scandals, malfeasance, or at issuers exhibiting poor internal controls.
4- Shareholder Rights and Defenses
Advance Notice for Shareholder Proposals
The Funds shall vote FOR management proposals relating to advance notice period requirements provided that the period requested is in accordance with applicable law and no material governance concerns have arisen regarding the issuer.
Corporate Documents / Article and Bylaw Amendments or Related Director Actions
The Funds shall vote FOR such proposal if the change or policy is editorial in nature or if shareholder rights are protected.
The Funds shall vote AGAINST such proposal if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders including cases in which the issuer failed to opt out of a law that affects shareholder rights (e.g., staggered board).
The Funds shall, with respect to article amendments for Japanese issuers:
•
Vote FOR management proposals to amend an issuer’s articles to expand its business lines in line with its current industry;
•
Vote FOR management proposals to amend an issuer’s articles to provide for an expansion or reduction in the size of the board unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns;
•
If anti-takeover concerns exist, the Funds shall vote AGAINST management proposals including bundled proposals to amend an issuer’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense; and/or
•
Follow the Proxy Advisory Firm’s guidelines relating to management proposals regarding amendments to authorize share repurchases at the board’s discretion, and vote AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low) and in cases in which the issuer trades at below book value or faces a real likelihood of substantial share sales, or in which this amendment is bundled with other amendments that are clearly in shareholders’ interest.
Majority Voting Standard
The Funds shall vote FOR proposals that seek director election via an affirmative majority vote in connection with a shareholder meeting provided such vote contains a plurality carve-out for contested elections and provided such standard does not conflict with applicable law in the issuer’s country of incorporation.
The Funds shall vote FOR amendments to corporate documents or other actions promoting a majority standard.
Cumulative Voting
The Funds shall vote FOR shareholder proposals to restore or permit cumulative voting.
The Funds shall vote AGAINST management proposals to eliminate cumulative voting if the issuer:
•
Is controlled;
•
Maintains a classified board of directors; or
•
Maintains a dual class voting structure.
Proposals may be supported irrespective of classified board status if an issuer plans to declassify its board or adopt a majority voting standard.
Confidential Voting
The Funds shall vote FOR management proposals to adopt confidential voting.
The Funds shall vote FOR shareholder proposals that request issuers to adopt confidential voting, use independent tabulators, and use independent election inspectors so long as the proposals include clauses for proxy contests as follows:
•
In the case of a contested election management should be permitted to request that the dissident group honors its confidential voting policy;
•
If the dissidents agree the policy shall remain in place; and
•
If the dissidents do not agree the confidential voting policy shall be waived.

Fair Price Provisions
The Funds shall consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.
The Funds shall vote AGAINST fair price provisions containing shareholder vote requirements greater than a majority of disinterested shares.
Poison Pills
The Funds shall vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that can be reasonably construed as an anti-takeover measure based on the Proxy Advisory Firm’s approach to evaluating such proposals.
The Funds shall vote FOR shareholder proposals that ask an issuer to submit its poison pill for shareholder ratification or to redeem that poison pill in lieu thereof, unless:
•
Shareholders have approved the plan’s adoption;
•
The issuer has already implemented a policy that should reasonably prevent abusive use of the poison pill; or
•
The board had determined that it was in the best interest of shareholders to adopt a poison pill without delay, provided that such plan shall be put to shareholder vote within twelve months of adoption or expire and would immediately terminate if not approved by a majority of the votes cast.
The Funds shall consider shareholder proposals to redeem an issuer’s poison pill on a CASE-BY-CASE basis.
Proxy Access
The Funds shall vote FOR proposals to allow shareholders to nominate directors and list those nominees in the issuer’s proxy statement and on its proxy card, provided that criteria meet the Funds’ internal thresholds and that such standard does not conflict with applicable law in the country in which the issuer is incorporated. The Funds shall consider shareholder and management proposals that appear on the same agenda on a CASE-BY-CASE basis.
The Funds shall vote FOR management proposals also supported by the Proxy Advisory Firm.
Quorum Requirements
The Funds shall consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.
Exclusive Forum
The Funds shall vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the issuer (“Exclusive Forum”) if the issuer’s state of incorporation is the same as its proposed Exclusive Forum, otherwise they shall consider such proposals on a CASE-BY-CASE basis.
Reincorporation Proposals
The Funds shall consider proposals to change an issuer’s state of incorporation on a CASE-BY-CASE basis.
The Funds shall vote FOR management proposals not assessed as:
•
A potential takeover defense; or
•
A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if assessed as such the Funds shall consider management’s rationale for the change.
The Funds shall vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.
The Funds shall vote AGAINST shareholder reincorporation proposals not supported by the issuer.
Shareholder Advisory Committees
The Funds shall consider proposals to establish a shareholder advisory committee on a CASE-BY-CASE basis.
Right to Call Special Meetings
The Funds shall vote FOR management proposals to permit shareholders to call special meetings.
The Funds shall consider management proposals to adjust the thresholds applicable to call a special meeting on a CASE-BY-CASE basis.
The Funds shall vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when any of the following apply:

•
Company does not currently permit shareholders to do so;
•
Existing ownership threshold is greater than 25 percent; or
•
Sole concern relates to a net-long position requirement. Written Consent
The Funds shall vote AGAINST shareholder proposals seeking the right to act via written consent if the issuer:
•
Permits shareholders to call special meetings;
•
Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and
•
Has otherwise demonstrated its accountability to shareholders (e.g., the issuer has reasonably addressed majority-supported shareholder proposals).
The Funds shall vote FOR shareholder proposals seeking the right to act via written consent if the above conditions are not present.
The Funds shall vote AGAINST management proposals to eliminate the right to act via written consent. State Takeover Statutes
The Funds shall consider proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions) on a CASE-BY-CASE basis.
Supermajority Shareholder Vote Requirement
The Funds shall vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements, except:
The Funds shall consider such proposals on a CASE-BY-CASE basis if the issuer has shareholder(s) holding significant ownership percentages and retaining existing supermajority requirements would protect minority shareholder interests.
Time-Phased Voting
The Funds shall vote AGAINST proposals to implement and FOR proposals to eliminate time-phased or other forms of voting that do not promote a “one share, one vote” standard.
5- Capital and Restructuring
The Funds shall consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless they utilize a contrary recommendation from the relevant Investment Professional(s).
The Funds shall vote AGAINST proposals authorizing excessive board discretion.
Capital
Common Stock Authorization
The Funds shall consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds shall be utilized in evaluating such proposals. In cases in which such requests are above the allowable threshold the Funds shall utilize an issuer-specific qualitative review (e.g., considering rationale and prudent historical usage).
The Funds shall vote FOR proposals within the Proxy Advisory Firm’s permissible thresholds or those in excess of but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the issuer states that the additionally issued stock may be used as a takeover defense.
The Funds shall vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when an issuer’s shares are at risk of delisting.
Notwithstanding the above, the Funds shall vote AGAINST:
•
Proposals to increase the number of authorized shares of a class of stock if these Guidelines do not support the issuance which the increase is intended to service (e.g., merger or acquisition proposals).
Dual Class Capital Structures
The Funds shall vote AGAINST:
•
Proposals to create or perpetuate dual class capital structures with unequal voting rights (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a “one share, one vote” standard, contain a sunset provision of seven or fewer years to avert bankruptcy or generate non-dilutive financing, or are not designed to increase the voting power of an insider or significant shareholder).
•
Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in issuers that have dual-class capital structures.

The Funds shall vote FOR proposals to eliminate dual-class capital structures.
General Share Issuances / Increases in Authorized Capital
The Funds shall consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the issuer’s rationale.
The Proxy Advisory Firm’s assessment shall govern Fund voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares.
Preemptive Rights
The Funds shall consider shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them on a CASE-BY-CASE basis. In evaluating proposals on preemptive rights, the Funds shall consider an issuer’s size and shareholder base characteristics.
Adjustments to Par Value of Common Stock
The Funds shall vote FOR management proposals to reduce the par value of common stock unless doing so raises other concerns not otherwise supported under these Guidelines.
Preferred Stock
Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock considering the Proxy Advisory Firm's support of special circumstances such as mergers or acquisitions in addition to the following criteria:
The Funds shall consider on a CASE-BY-CASE basis proposals to increase the number of shares of “blank check” preferred shares or preferred stock authorized for issuance. This approach incorporates both qualitative and quantitative measures including a review of:
•
Past performance (e.g., board governance, shareholder returns, and historical share usage); and
•
The current request (e.g., rationale, whether shares are “blank check” and “declawed”, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).
The Funds shall vote AGAINST proposals authorizing issuance of preferred stock or creation of new classes of preferred stock having unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
The Funds shall vote FOR proposals to issue or create “blank check” preferred stock in cases in which the issuer expressly states that the stock shall not be used as a takeover defense or not utilize a disparate voting rights structure.
The Funds shall vote AGAINST in cases in which the issuer expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.
The Funds shall vote FOR proposals to authorize or issue preferred stock in cases in which the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Preferred Stock (International)
Fund voting decisions should generally be based on the Proxy Advisory Firm’s approach, and the Funds shall:
•
Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders;
•
Vote FOR the creation/issuance of convertible preferred stock so long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests; and
•
Vote AGAINST the creation of:
(1)
A new class of preference shares that would carry superior voting rights to common shares; or
(2)
“Blank check” preferred stock unless the board states that the authorization shall not be used to thwart a takeover bid.
Shareholder Proposals Regarding Blank Check Preferred Stock
The Funds shall vote FOR shareholder proposals requesting shareholder ratification of “blank check” preferred stock placements other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.
Share Repurchase Programs
The Funds shall vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms but vote AGAINST plans containing terms favoring selected parties.
The Funds shall vote FOR management proposals to cancel repurchased shares.
The Funds shall vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate market volume or duration parameters.

The Funds shall consider shareholder proposals seeking share repurchase programs on a CASE-BY- CASE basis giving primary consideration to input from the relevant Investment Professional(s).
Stock Distributions: Splits and Dividends
The Funds shall vote FOR management proposals to increase common share authorization for a stock split provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.
Reverse Stock Splits
The Funds shall consider management proposals to implement a reverse stock split on a CASE-BY-CASE considering management’s rationale and/or disclosure if the split constitutes a capital increase that effectively exceeds the Proxy Advisory Firm’s permissible threshold due to the lack of a proportionate reduction in the number of shares authorized.
Allocation of Income and Dividends
With respect to Japanese and South Korean issuers, the Funds shall consider management proposals concerning income allocation and the dividend distribution, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis voting with the Proxy Advisory Firm’s recommendations to oppose such proposals for cases in which:
•
The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•
The payout is excessive given the issuer’s financial position.
The Funds shall vote FOR such issuer management proposals in other markets.
The Funds shall vote AGAINST proposals in which issuers seek to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).
In any market, in the event multiple proposals regarding dividends are on the same agenda the Funds shall vote FOR the management proposal if the proposal meets the support conditions described above and shall vote AGAINST the shareholder proposal; otherwise, the Funds shall consider such proposals on a CASE-BY-CASE basis.
Stock (Scrip) Dividend Alternatives
The Funds shall vote FOR most stock (scrip) dividend proposals but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Tracking Stock
The Funds shall consider the creation of tracking stock on a CASE-BY-CASE basis giving primary consideration to the input from relevant Investment Professional(s).
Capitalization of Reserves
The Funds shall vote FOR proposals to capitalize the issuer’s reserves for bonus issues of shares or to increase the par value of shares unless the Proxy Advisory Firm raises concerns not otherwise supported under these Guidelines.
Debt Instruments and Issuance Requests (International)
The Funds shall vote AGAINST proposals authorizing excessive board discretion to issue or set terms for debt instruments (e.g., commercial paper).
The Funds shall vote FOR debt issuances for issuers when the gearing level (current debt-to-equity ratio) does not exceed the Proxy Advisory Firm’s defined thresholds.
The Funds shall vote AGAINST proposals in which the debt issuance will result in an excessive gearing level as set forth in the Proxy Advisory Firm’s defined thresholds, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.
Acceptance of Deposits (India)
Fund voting decisions are based on the Proxy Advisory Firm’s approach to evaluating such proposals.
Debt Restructurings
The Funds shall consider proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis.
Financing Plans
The Funds shall vote FOR the adoption of financing plans if they are in shareholders’ best economic interests.

Investment of Company Reserves (International)
The Funds shall consider such proposals on a CASE-BY-CASE basis.
Restructuring
Mergers and Acquisitions, Special Purpose Acquisition Corporations (SPACs) and Corporate Restructurings
The Funds shall vote FOR a proposal not typically supported under these Guidelines if a key proposal such as a merger transaction is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).
The Funds shall consider such proposals on a CASE-BY-CASE basis based on the Proxy Advisory Firm’s evaluation approach if the relevant Investment Professional(s) do not provide input with regard thereto.
Waiver on Tender-Bid Requirement
The Funds shall consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists, and the issuer has provided a reasonable rationale for the request.
Related Party Transactions
The Funds shall vote FOR approval of such transactions, unless the agreement requests a strategic move outside the issuer’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.
6- Environmental and Social Issues
Environmental and Social Proposals
Institutional shareholders now routinely scrutinize shareholder proposals regarding environmental and social matters. Accordingly, in addition to governance risks and opportunities, issuers should also assess their environmental and social risks and opportunities as they pertain to stakeholders including their employees, shareholders, communities, suppliers, and customers.
Issuers should adequately disclose how they evaluate and mitigate such material risks in order to allow shareholders to assess how well the issuers mitigate and leverage their social and environmental risks and opportunities. Issuers should adopt disclosure methodologies considering recommendations from the Sustainability Accounting Standards Board (SASB), Task Force on Climate-related Financial Disclosures (TCFD), or Global Reporting Initiative (GRI) to foster uniform disclosure and to allow shareholders to assess risks across issuers.
Accordingly, the Funds shall vote FOR proposals related to environmental, sustainability and corporate social responsibility if the issuer’s disclosure and/or its management of the issue(s) appears inadequate relative to its peers and if the proposal:
•
applies to the issuer’s business,
•
enhances long-term shareholder value,
•
requests more transparency and commitment to improve the issuer’s environmental and/or social risks,
•
aims to benefit the issuer’s stakeholders,
•
is reasonable and not unduly onerous or costly, or
•
is not requesting data that is primarily duplicative to data the issuer already publicly provides.
Environmental
The Funds shall vote FOR proposals relating to environmental impact that reasonably:
•
aim to reduce negative environmental impact, including the reduction of greenhouse gas emissions and other contributing factors to global climate change; and/or
•
request disclosure relating to how the issuer addresses its climate impact.
Social
The Funds shall vote FOR proposals relating to corporate social responsibility that request disclosure of how the issuer manages its:
•
employee and board diversity; and/or
•
human capital management, human rights, and supply chain risks.
Approval of Donations
The Funds shall vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided. The Funds shall otherwise vote AGAINST such proposals.

7- Routine/Miscellaneous
Routine Management Proposals
The Funds shall consider proposals for which the Proxy Advisory Firm recommends voting AGAINST on a
CASE-BY-CASE basis.
Authority to Call Shareholder Meetings on Less than 21 Days’ Notice
For issuers in the United Kingdom, the Funds shall consider such proposals on a CASE-BY-CASE basis assessing whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.
Approval of Financial Statements and Director and Auditor Reports
The Funds shall vote AGAINST such proposals if concerns exist regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.
The Funds shall consider such proposals on a CASE-BY-CASE basis if other concerns exist regarding severance/termination payments.
The Funds shall vote AGAINST such proposals if concerns exist regarding the issuer’s financial accounts and reporting, including related party transactions.
The Funds shall vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm resulting from concerns regarding board independence or inclusion of non-independent directors on the audit committee.
The Funds shall vote FOR such proposals if the only reason for a negative Proxy Advisory Firm recommendation is to express disapproval of broader issuer or board practices.
Other Business
The Funds shall vote AGAINST proposals for Other Business.
Adjournment
The Funds shall vote FOR when presented with a primary proposal such as a merger or corporate restructuring that is also supported.
The Funds shall vote AGAINST when not presented with a primary proposal, such as a merger, and a proposal on the ballot is opposed.
The Funds shall consider other circumstances on a CASE-BY-CASE basis.
Changing Corporate Name
The Funds shall vote FOR management proposals requesting a corporate name change. Multiple Proposals
The Funds may vote FOR multiple proposals of a similar nature presented as options to the issuer management’s favored course of action, provided that:
•
Support for a single proposal is not operationally required;
•
No single proposal is deemed superior in the interest of the Fund(s); and
•
Each proposal would otherwise be supported under these Guidelines.
The Funds shall vote AGAINST any proposals that would otherwise be opposed under these Guidelines.
Bundled Proposals
The Funds shall vote FOR such proposals if all of the bundled items are supported under these Guidelines.
The Funds shall consider such proposals on a CASE-BY-CASE basis if one or more items are not supported under these Guidelines and/or the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.
Moot Proposals
This instruction pertains to items for which support has become moot (e.g., a director for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment)); the Funds shall WITHHOLD support if the Proxy Advisory Firm recommends that course of action.
8- Investment Companies Registered Under the Investment Company Act of 1940
Investment companies registered under the Investment Company Act of 1940 (Investment Companies) generally have different matters requiring shareholder approval and are subject to different regulatory requirements than operating issuers. Accordingly, the Funds shall consider matters related to Investment Companies on a CASE-BY-CASE basis.

PART C.
OTHER INFORMATION
Item 28. Exhibits
28 (a)(1)
Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 – Filed as an Exhibit to
Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2003
and incorporated herein by reference.

28 (a)(2)
Certificate of Amendment effective May 1, 2003 to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s
Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

28 (a)(3)
Amendment #2, effective May 1, 2003, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING AIM Capital Mid Cap Growth Portfolio to ING AIM Mid Cap
Growth Portfolio and ING FMR Diversified Mid Cap Portfolio to ING FRMsm Diversified Mid Cap Portfolio)
– Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration
Statement on August 1, 2003 and incorporated herein by reference.

28 (a)(4)
Amendment #3, effective June 2, 2003, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form
N-1A Registration Statement on August 1, 2003 and incorporated herein by reference.

28 (a)(5)
Amendment #4, effective June 16, 2003, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate series designated as ING American Growth
Portfolio, ING American International Portfolio and ING American Growth-Income Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on
August 1, 2003 and incorporated herein by reference.

28 (a)(6)
Amendment #5, dated August 25, 2003, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Global Balanced Series) – Filed as an Exhibit to Post-Effective
Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on November 5, 2003 and
incorporated herein by reference.

28 (a)(7)
Amendment #6, effective September 2, 2003, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING JPMorgan Fleming International Enhanced EAFE
Portfolio to ING Julius Baer Foreign Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 57 to
the Registrant’s Form N-1A Registration Statement on November 5, 2003 and incorporated herein by reference.

28 (a)(8)
Amendment #7, effective September 2, 2003, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING American Growth Portfolio to ING American Funds
Growth Portfolio, ING American Growth-Income Portfolio to ING American Funds Growth-Income Portfolio
and ING American International Portfolio to ING American Funds International Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on
November 5, 2003 and incorporated herein by reference.

28 (a)(9)
Amendment #9, effective November 11, 2003, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING JPMorgan Fleming Small Cap Equity Portfolio to ING
JPMorgan Small Cap Equity Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 59 to the
Registrant’s Form N-1A Registration Statement on February 27, 2004 and incorporated herein by reference.

28 (a)(10)
Amendment #10 effective June 2, 2003 to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (designation of Class R shares) – Filed as an Exhibit to Post-Effective Amendment
No. 60 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

28 (a)(11)
Amendment #11 effective January 20, 2004 to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate series designated as ING Evergreen Health
Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING
Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio and ING Lifestyle Moderate Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement
on April 30, 2004 and incorporated herein by reference.

28 (a)(12)
Amendment #12 effective February 25, 2004 to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING Janus Growth and Income Portfolio to ING Legg Mason
Value Portfolio and ING Eagle Asset Value Equity Portfolio to ING Eagle Asset Capital Appreciation
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A
Registration Statement on April 30, 2004 and incorporated herein by reference.

28 (a)(13)
Amendment #13, effective August 1, 2004, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Goldman Sachs Internet Tollkeepersm Portfolio to ING
Goldman Sachs Tollkeeprsm Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 63 to the
Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(14)
Amendment #14, effective August 6, 2004, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Mercury Fundamental Growth Portfolio to ING Mercury
Large Cap Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s
Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(15)
Amendment #15, dated September 3, 2004, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Fund for Life Series) – Filed as an Exhibit to Post-Effective Amendment
No. 63 to the Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(16)
Amendment #16, effective November 8, 2004, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING MFS Research Portfolio to ING Oppenheimer Main
Street Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A
Registration Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(17)
Amendment #17, effective February 1, 2005, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (establishment of additional separate Series designated as ING FMRsm Earnings
Growth Portfolio, ING JPMorgan Value Opportunities Portfolio, ING Marsico International Opportunities
Portfolio, ING MFS Utilities Portfolio, ING Pioneer Fund Portfolio and ING Pioneer Mid Cap Value Portfolio)
– Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration
Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(18)
Amendment #18, effective April 29, 2005, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of Class I shares to Institutional Class shares for all Series of the
Trust) – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration
Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(19)
Amendment #19, effective May 2, 2005, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Capital Guardian Small Cap Portfolio to ING Capital
Guardian Small/Mid Cap Portfolio, ING Developing World Portfolio to ING JPMorgan Emerging Markets
Equity Portfolio, ING Janus Special Equity Portfolio to ING Janus Contrarian Portfolio, and ING UBS
U.S. Balanced Portfolio to ING UBS U.S. Allocation Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

28 (a)(20)
Amendment #20, effective July 25, 2005, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING MarketStyle Growth
Portfolio, ING MarketStyle Moderate Growth Portfolio, ING MarketStyle Moderate Portfolio, ING MarketPro
Portfolio, and ING VP Index Plus International Equity Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 66 to the Registrant’s Form N-1A Registration Statement on July 26, 2005 and incorporated herein by reference.

28 (a)(21)
Amendment #21, effective August 15, 2005, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap
Value Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 66 to the Registrant’s Form N-1A
Registration Statement on July 26, 2005 and incorporated herein by reference.

28 (a)(22)
Amendment #22 effective August 29, 2005 to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Jennsion Equity Opportunities Portfolio to ING Wells Fargo
Mid Cap Disciplined Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 66 to the Registrant’s
Form N-1A Registration Statement on July 26, 2005 and incorporated herein by reference.

28 (a)(23)
Amendment #23, effective November 30, 2005, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (establishment of additional separate Series designated as ING EquitiesPlus
Portfolio, ING FMRsm Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo
Small Cap Disciplined Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s
Form N-1A Registration Statement on November 29, 2005 and incorporated herein by reference.

28 (a)(24)
Amendment #24, effective December 1, 2005, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING Salomon Brothers Investors Portfolio to ING Lord
Abbett Affiliated Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s
Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

28 (a)(25)
Amendment # 25, effective December 5, 2005, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING Alliance Mid Cap Growth Portfolio to ING
AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING
Templeton Global Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 73 to the
Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

28 (a)(26)
Amendment #26, dated January 3, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Series of Shares of Beneficial Interest of ING AIM Mid Cap Growth
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A
Registration Statement on April 27, 2006 and incorporated herein by reference.

28 (a)(27)
Amendment #27, effective March 24, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING Franklin Income
Portfolio and ING Quantitative Small Cap Value Portfolio) – Filed as an Exhibit to Post-Effective Amendment
No. 73 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

28 (a)(28)
Amendment #28, effective April 28, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of Service 1 Class shares to Service Class shares for ING LifeStyle
Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and
ING LifeStyle Moderate Portfolio; and designation of Adviser Class shares and Institutional Class shares for
ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth
Portfolio and ING LifeStyle Moderate Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 73 to
the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

28 (a)(29)
Amendment #29, effective April 28, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Quantitative Small Cap Value Portfolio to ING Disciplined
Small Cap Value Portfolio, and ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A
Registration Statement on April 27, 2006 and incorporated herein by reference.

28 (a)(30)
Amendment #30, effective May 1, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING FMRsm Equity Income
Portfolio and ING Pioneer Equity Income Portfolio) – Filed as an Exhibit to Post-Effective Amendment No.
75 to the Registrant’s Form N-1A Registration Statement on July 14, 2006 and incorporated herein by reference.

28 (a)(31)
Amendment #31, effective August 7, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002, (re-designation of ING MFS Mid Cap Growth Portfolio to ING FMRsm Mid Cap
Growth Portfolio and ING Goldman Sachs Tollkeepersm Portfolio to ING Global Technology Portfolio) – Filed
as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement on
February 7, 2007 and incorporated herein by reference.

28 (a)(32)
Amendment #32, effective November 6, 2006, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING Mercury Large Cap Growth Portfolio to ING BlackRock
Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value
Portfolio, ING FMRsm Earnings Growth Portfolio to ING FMRsm Large Cap Growth Portfolio and ING
JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement on
February 7, 2007 and incorporated herein by reference.

28 (a)(33)
Amendment #33, dated December 27, 2006, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Eagle Asset Capital
Appreciation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form
N-1A Registration Statement on February 7, 2007 and incorporated herein by reference.

28 (a)(34)
Amendment #34, effective April 3, 2007, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING BlackRock Inflation
Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio and ING Franklin Templeton Founding
Strategy Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A
Registration Statement on April 27, 2007 and incorporated herein by reference.

28 (a)(35)
Amendment #35 effective April 30, 2007 to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING International Portfolio to ING International Growth
Opportunities Portfolio, ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth
Portfolio, and ING Wells Fargo Mid Cap Disciplined Portfolio to ING Wells Fargo Disciplined Value
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A
Registration Statement on April 27, 2007 and incorporated herein by reference.

28 (a)(36)
Amendment #36, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (designation of Service Class shares for ING Stock Index Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on
April 27, 2007 and incorporated herein by reference.

28 (a)(37)
Amendment #37, dated May 3, 2007, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian Small/Mid
Cap Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A
Registration Statement on July 27, 2007 and incorporated herein by reference.

28 (a)(38)
Amendment #38, dated May 3, 2007, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Legg Mason Partners All Cap
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A
Registration Statement on July 27, 2007 and incorporated herein by reference.

28 (a)(39)
Amendment #39, effective June 25, 2007, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional Series designated as ING Focus 5 Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on
July 27, 2007 and incorporated herein by reference.

28 (a)(40)
Amendment # 40, effective July 31, 2007, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (designation of Service 2 Class shares for ING Stock Index Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on July 27,
2007 and incorporated herein by reference.

28 (a)(41)
Amendment #41, effective September 12, 2007, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (establishment of additional separate Series designated as ING American Funds
Bond Portfolio and ING LifeStyle Conservative Portfolio) – Filed as an Exhibit to Post-Effective Amendment
No. 83 to the Registrant’s Form N-1A Registration Statement on October 16, 2007 and incorporated herein by reference.

28 (a)(42)
Plan of Liquidation and Dissolution of Series of ING MarketPro Portfolio, effective October 26, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on
April 25, 2008 and incorporated herein by reference.

28 (a)(43)
Plan of Liquidation and Dissolution of Series of ING MarketStyle Growth Portfolio, effective October 26,
2007 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration
Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(44)
Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Growth Portfolio, effective
October 26, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A
Registration Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(45)
Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Portfolio, effective October 26,
2007 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration
Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(46)
Amendment #42, dated November 29, 2007, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING MarketPro Portfolio, ING
MarketStyle Growth Portfolio, ING MarketStyle Moderate Portfolio and ING MarketStyle Moderate Growth
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A
Registration Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(47)
Amendment #43, effective January 7, 2008, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING American Funds Asset
Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form
N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(48)
Amendment #44, effective January 31, 2008, to the Amended and Restated Agreement and Declaration of
Trust, dated February 26, 2002 (re-designation of ING FMR Large Cap Growth Portfolio to ING Van Kampen
Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio to ING Mid Cap Growth Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement
on April 25, 2008 and incorporated herein by reference.

28 (a)(49)
Amendment #45, effective February 22, 2008, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (establishment of additional separate Series designated as ING Goldman Sachs
Commodities Portfolio and ING Multi-Manager International Small Cap Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008
and incorporated herein by reference.

28 (a)(50)
Amendment #46, dated March 27, 2008, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Series of Shares of Beneficial Interest of ING FMRsm Equity Income
Portfolio and ING FMRsm Small Cap Equity Portfolio) – Filed as an Exhibit to Post-Effective Amendment No.
89 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(51)
Amendment #47, effective April 28, 2008, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Goldman Sachs Commodities Portfolio to ING Goldman
Sachs Commodity Strategy Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 89 to the
Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

28 (a)(52)
Plan of Liquidation and Dissolution of Series of ING EquitiesPlus Portfolio, effective April 28, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on
April 25, 2008 and incorporated herein by reference.

28 (a)(53)
Amendment #48, dated April 28, 2008, to the Amended and Restated Agreement and Declaration of Trust,
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING EquitiesPlus Portfolio,
ING Global Technology Portfolio, ING Mid Cap Growth Portfolio, ING UBS U.S. Allocation Portfolio and
ING Van Kampen Large Cap Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 92 to
the Registrant’s Form N-1A Registration Statement on September 12, 2008 and incorporated herein by reference.

28 (a)(54)
Amendment #49, effective July 1, 2008, to the Amended and Restated Agreement and Declaration of Trust,
dated February 26, 2002 (establishment of additional separate Series designated as ING American Funds Worl
Allocation Portfolio, ING Oppenheimer Active Asset Allocation Portfolio, ING T. Rowe Price Personal
Strategy Growth Portfolio and ING Van Kampen Global Tactical Asset Allocation Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Form N-1A Registration Statement on
September 12, 2008 and incorporated herein by reference.

28 (a)(55)
Amendment #50, dated September 11, 2008, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian
U.S. Equities Portfolio and ING Well Fargo Disciplined Value Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 94 to the Registrant’s Form N-1A Registration Statement on February 9, 2009
and incorporated herein by reference.

28 (a)(56)
Amendment #51, effective January 23, 2009, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (designation of Adviser Class shares for ING Stock Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on
April 30, 2009 and incorporated herein by reference.

28 (a)(57)
Action by Unanimous Written Consent of the Boards of Directors/Trustees (fixing the number of Trustees comprising the Board to 10) dated January 30, 2009 – Filed as an Exhibit to Post-Effective Amendment No.
95 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

28 (a)(58)
Amendment #52, effective April 30, 2009, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Legg Mason Value Portfolio to ING Growth and Income
Portfolio II) – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A
Registration Statement on April 30, 2009 and incorporated herein by reference.

28 (a)(59)
Amendment #53, effective May 1, 2009, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real
Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active
Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio
to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real
Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING Index Plus International Equity
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A
Registration Statement on April 30, 2009 and incorporated herein by reference.

28 (a)(60)
Plan of Liquidation and Dissolution of Series of ING Disciplined Small Cap Value Portfolio, effective May 4,
2009 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant’s Form N-1A Registration
Statement on August 11, 2009 and incorporated herein by reference.

28 (a)(61)
Amendment #54, effective July 17, 2009, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING Retirement
Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Growth Portfolio and
ING Retirement Moderate Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 97 to the
Registrant’s Form N-1A Registration Statement on August 11, 2009 and incorporated herein by reference.

28 (a)(62)
Amendment #55, dated July 20, 2009, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING JPMorgan Value Opportunities
Portfolio, ING Oppenheimer Main Street Portfolio® and ING Van Kampen Capital Growth Portfolio) – Filed
as an Exhibit to Post-Effective Amendment No. 97 to the Registrant’s Form N-1A Registration Statement on
August 11, 2009 and incorporated herein by reference.

28 (a)(63)
Amendment #56, dated August 10, 2009, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING AllianceBernstein Mid
Cap Growth Portfolio, ING Growth and Income Portfolio II, ING Index Plus International Equity Portfolio
and ING International Growth Opportunities Portfolio) – Filed as an Exhibit to Post-Effective Amendment No.
98 to the Registrant’s Form N-1A Registration Statement on November 25, 2009 and incorporated herein by reference.

28 (a)(64)
Amendment #57, dated August 19, 2009, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Disciplined Small Cap
Value Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A
Registration Statement on November 25, 2009 and incorporated herein by reference.

28 (a)(65)
Plan of Liquidation and Dissolution of Series of ING Multi-Manager International Small Cap Portfolio,
effective October 23, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form
N-1A Registration Statement on November 25, 2009 and incorporated herein by reference.

28 (a)(66)
Amendment #58, dated October 26, 2009, to the Amended and Restated Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of the ING LifeStyle Portfolios) –
Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration
Statement on April 29, 2010 and incorporated herein by reference.

28 (a)(67)
Amendment #59, effective November 27, 2009, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (designation of Adviser Class shares for ING Van Kampen Global Tactical
Asset Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form
N-1A Registration Statement on November 25, 2009 and incorporated herein by reference.

28 (a)(68)
Amendment #59, effective November 27, 2009, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (designation of Adviser Class shares for ING Van Kampen Global Tactical
Asset Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s
Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

28 (a)(69)
Amendment #60, effective March 22, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of an additional separate Series designated as ING DFA Global
Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form
N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

28 (a)(70)
Amendment #61, dated March 25, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of the ING T. Rowe Price
Personal Strategy Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 101 to the
Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

28 (a)(71)
Amendment #62, effective April 30, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Evergreen Health Sciences Portfolio to ING Wells Fargo
Health Care Portfolio, ING Evergreen Omega Portfolio to ING Wells Fargo Omega Growth Portfolio, ING
Focus 5 Portfolio to ING DFA Global All Equity Portfolio, ING Lord Abbett Affiliated Portfolio to ING Lord
Abbett Growth and Income Portfolio, ING Stock Index Portfolio to ING U.S. Stock Index Portfolio, ING Van
Kampen Global Franchise Portfolio to ING Morgan Stanley Global Franchise Portfolio, and ING Van Kampen
Global Tactical Asset Allocation Portfolio to ING Morgan Stanley Global Tactical Asset Allocation Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration
Statement on April 29, 2010 and incorporated herein by reference.

28 (a)(72)
Amendment #63, effective May 27, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of the Service 2 Class shares of ING Limited Maturity Bond Portfolio and
ING Pioneer Fund Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s
Form N-1A Registration Statement on December 8, 2010 and incorporated herein by reference.

28 (a)(73)
Amendment #64, effective June 14, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Wells Fargo Omega Growth Portfolio to ING Large Cap
Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A
Registration Statement on December 8, 2010 and incorporated herein by reference.

28 (a)(74)
Amendment #65, effective August 23, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING DFA Global All Equity Portfolio to ING DFA World Equity
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A
Registration Statement on December 8, 2010 and incorporated herein by reference.

28 (a)(75)
Amendment #66, dated August 23, 2010, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of the ING Wells Fargo Small
Cap Disciplined Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s
Form N-1A Registration Statement on December 8, 2010 and incorporated herein by reference.

28 (a)(76)
Amendment #67, effective November 12, 2010, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (establishment of additional separate Series designated as ING American Funds
Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration
Statement on December 8, 2010 and incorporated herein by reference.

28 (a)(77)
Amendment #68, effective January 21, 2011, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING Marsico International Opportunities Portfolio to ING T.
Rowe Price International Stock Portfolio and ING Pioneer Equity Income Portfolio to ING Large Cap Value
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A
Registration Statement on April 27, 2011 and incorporated herein by reference.

28 (a)(78)
Amendment #69, dated January 24, 2011, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING American Funds
Growth-Income Portfolio, ING BlackRock Large Cap Value Portfolio, ING Lord Abbett Growth and Income
Portfolio, and ING Morgan Stanley Global Tactical Asset Allocation Portfolio) – Filed as an Exhibit to
Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on April 27, 2011
and incorporated herein by reference.

28 (a)(79)
Amendment #70, effective April 29, 2011, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Van Kampen Growth and Income Portfolio to ING Invesco
Van Kampen Growth and Income Portfolio and ING Wells Fargo Health Care Portfolio to ING BlackRock
Health Sciences Opportunities Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 106 to the
Registrant’s Form N-1A Registration Statement on April 27, 2011 and incorporated herein by reference.

28 (a)(80)
Amendment #71, effective July 1, 2011, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Janus Contrarian Portfolio to ING Core Growth and Income
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A
Registration Statement on February 10, 2012 and incorporated herein by reference.

28 (a)(81)
Amendment #72, effective July 15, 2011, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Service 2 Class shares of ING BlackRock Health Sciences Opportunities
Portfolio and ING Goldman Sachs Commodity Strategy Portfolio; and Institutional Class shares of ING
Morgan Stanley Global Franchise Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 108 to the
Registrant’s Form N-1A Registration Statement on February 10, 2012 and incorporated herein by reference.

28 (a)(82)
Amendment #73, effective November 17, 2011, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (abolition of Service 2 Class shares of ING T. Rowe Price International Stock
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A
Registration Statement on February 10, 2012 and incorporated herein by reference.

28 (a)(83)
Amendment #74, dated December 5, 2011, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Core Growth and Income
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A
Registration Statement on February 10, 2012 and incorporated herein by reference.

28 (a)(84)
Amendment #75, effective July 20, 2012, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING American Funds Bond Portfolio to ING Bond Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration
Statement on February 11, 2013 and incorporated herein by reference.

28 (a)(85)
Amendment #76, dated July 23, 2012, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING American Funds Growth
Portfolio and ING Artio Foreign Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 111 to the
Registrant’s Form N-1A Registration Statement on February 11, 2013 and incorporated herein by reference.

28 (a)(86)
Amendment #77, effective March 25, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (establishment of additional separate Series designated as ING Global Perspectives
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A
Registration Statement on April 24, 2013 and incorporated herein by reference.

28 (a)(87)
Amendment #78, dated March 25, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Oppenheimer Active
Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form
N-1A Registration Statement on April 24, 2013 and incorporated herein by reference.

28 (a)(88)
Amendment #79, effective April 30, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Invesco Van Kampen Growth and Income Portfolio to ING
Invesco Growth and Income Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 112 to the
Registrant’s Form N-1A Registration Statement on April 24, 2013 and incorporated herein by reference.

28 (a)(89)
Amendment #80, effective May 1, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of ING Pioneer Fund Portfolio to ING Multi-Manager Large Cap
Core Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A
Registration Statement on April 24, 2013 and incorporated herein by reference.

28 (a)(90)
Amendment #81, effective June 17, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Service 2 Class of ING Pioneer Mid Cap Value Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on
April 28, 2014 and incorporated herein by reference.

28 (a)(91)
Amendment #82, dated September 9, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Pioneer Mid Cap Value
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A
Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(92)
Amendment #83, dated December 12, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING DFA Global Allocation
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A
Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(93)
Amendment #84, dated December 12, 2013, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Goldman Sachs
Commodity Strategy Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s
Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(94)
Amendment #85, effective February 5, 2014, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING PIMCO High Yield Portfolio to ING High Yield
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A
Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(95)
Amendment #86, effective February 5, 2014, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (re-designation of ING PIMCO Total Return Bond Portfolio to ING Total
Return Bond Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form
N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(96)
Amendment #87, dated March 17, 2014, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING American Funds Asset
Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form
N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(97)
Amendment #88, dated March 17, 2014, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING American Funds
International Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form
N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(98)
Amendment #89, dated March 17, 2014, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING American Funds World
Allocation Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form
N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(99)
Amendment #90, dated March 17, 2014, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Bond Portfolio) – Filed
as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on
April 28, 2014 and incorporated herein by reference.

28 (a)(100)
Amendment #91, dated March 24, 2014, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of ING Total Return Bond
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A
Registration Statement on April 28, 2014 and incorporated herein by reference.

28 (a)(101)
Amendment #92, effective May 1, 2014, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (change of name of Registrant and its Series) – Filed as an Exhibit to Post-Effective
Amendment No. 115 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and
incorporated herein by reference.

28 (a)(102)
Amendment #93, dated July 21, 2014, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® BlackRock Health Sciences
Opportunities Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form
N-1A Registration Statement on February 12, 2015 and incorporated herein by reference.

28 (a)(103)
Amendment #94, dated July 21, 2014, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® BlackRock Large Cap Growth
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A
Registration Statement on February 12, 2015 and incorporated herein by reference.

28 (a)(104)
Amendment #95, dated July 21, 2014, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® Marsico Growth Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration
Statement on February 12, 2015 and incorporated herein by reference.

28 (a)(105)
Amendment #96, dated July 21, 2014, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® MFS Total Return Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration
Statement on February 12, 2015 and incorporated herein by reference.

28 (a)(106)
Amendment #97, dated July 21, 2014, to the Amended and Restated Agreement and Declaration of Trust dated
February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® MFS Utilities Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration
Statement on February 12, 2015 and incorporated herein by reference.

28 (a)(107)
Amendment #98, dated March 9, 2015, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of Voya Global Resources
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A
Registration Statement on September 21, 2015 and incorporated herein by reference.

28 (a)(108)
Amendment #99, dated August 17, 2015, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® DFA World Equity
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A
Registration Statement on September 21, 2015 and incorporated herein by reference.

28 (a)(109)
Amendment #100, dated August 17, 2015, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® Franklin Mutual Shares
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A
Registration Statement on September 21, 2015 and incorporated herein by reference.

28 (a)(110)
Amendment #101, dated August 17, 2015, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® Franklin Templeton
Founding Strategy Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s
Form N-1A Registration Statement on September 21, 2015 and incorporated herein by reference.

28 (a)(111)
Amendment #102, effective October 15, 2015, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (designation of Class R6 shares for Voya Large Cap Growth Portfolio and Voya
Large Cap Value Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s
Form N-1A Registration Statement on November 19, 2015 and incorporated herein by reference.

28 (a)(112)
Amendment #103, effective April 11, 2016, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (designation of Class R6 shares for Voya Multi-Manager Large Cap Core Portfolio,
VY® BlackRock Inflation Protected Bond Portfolio, VY® Invesco Growth and Income Portfolio, VY®
JPMorgan Emerging Markets Equity Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, VY®
Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe
Price Equity Income Portfolio, VY® T. Rowe Price International Stock Portfolio, and VY® Templeton Global
Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A
Registration Statement on April 26, 2016 and incorporated herein by reference.

28 (a)(113)
Amendment #104, effective May 1, 2016, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of Voya Liquid Assets Portfolio to Voya Government Liquid Assets
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A
Registration Statement on April 26, 2016 and incorporated herein by reference.

28 (a)(114)
Amendment #105, effective May 11, 2016, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (designation of Class R6 shares for VY® Clarion Global Real Estate Portfolio, VY®
Clarion Real Estate Portfolio, and VY® Franklin Income Portfolio) – Filed as an Exhibit to Post-Effective
Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and
incorporated herein by reference.

28 (a)(115)
Amendment #106, effective April 6, 2017, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (designation of Class P2 shares for Voya U.S. Stock Index Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on
April 25, 2017 and incorporated herein by reference.

28 (a)(116)
Amendment #107, dated July 17, 2017, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® FMR Diversified Mid
Cap Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A
Registration Statement on April 24, 2018 and incorporated herein by reference.

28 (a)(117)
Amendment #108, effective May 23, 2018, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (abolition of Class R6 shares of Voya Multi-Manager Large Cap Core Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration
Statement on April 25, 2019 and incorporated herein by reference.

28 (a)(118)
Amendment #109, dated August 27, 2018, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of Voya Multi-Manager Large
Cap Core Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form
N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

28 (a)(119)
Amendment #110, effective November 26, 2018, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (abolition of Class R6 shares of VY® Templeton Global Growth Portfolio) –
Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration
Statement on April 25, 2019 and incorporated herein by reference.

28 (a)(120)
Amendment #111, effective May 1, 2019, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (re-designation of VY® Franklin Income Portfolio to Voya Balanced Income
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A
Registration Statement on April 25, 2019 and incorporated herein by reference.

28 (a)(121)
Amendment #112, dated September 3, 2019, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® Templeton Global
Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A
Registration Statement on February 11, 2020 and incorporated herein by reference.

28 (a)(122)
Plan of Liquidation and Dissolution of Series of ING Goldman Sachs Commodity Strategy Portfolio, effective
May 24, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 138 to the Registrant’s Form N-1A
Registration Statement on April 23, 2020 and incorporated herein by reference.

28 (a)(123)
Plan of Liquidation and Dissolution of Series of ING DFA Global Allocation Portfolio, effective August 21,
2013 – Filed as an Exhibit to Post-Effective Amendment No. 138 to the Registrant’s Form N-1A Registration
Statement on April 23, 2020 and incorporated herein by reference.

28 (a)(124)
Plan of Liquidation and Dissolution of Series of ING American Funds Global Growth and Income Portfolio,
effective January 17, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 138 to the Registrant’s
Form N-1A Registration Statement on April 23, 2020 and incorporated herein by reference.

28 (a)(125)
Plan of Liquidation and Dissolution of Series of ING American Funds International Growth and Income
Portfolio, effective January 17, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 138 to the
Registrant’s Form N-1A Registration Statement on April 23, 2020 and incorporated herein by reference.

28 (a)(126)
Amendment #113, dated July 23, 2021, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Change the resident agent of the Trust in the Commonwealth of Massachusetts) –
Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration
Statement on February 8, 2022 and incorporated herein by reference.

28 (a)(127)
Amendment #114, effective April 6, 2022, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolish Class R6 of VY® T. Rowe Price International Stock Portfolio) –
Amendment #113, dated July 23, 2021, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Change the resident agent of the Trust in the Commonwealth of Massachusetts) –
Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration
Statement on April 21, 2022 and incorporated herein by reference.

28 (a)(128)
Amendment #115, effective May 1, 2022, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Re-designate VY® Clarion Global Real Estate Portfolio to VY CBRE Global Real
Estate Portfolio and VY Clarion Real Estate Portfolio to VY CBRE Real Estate Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (a)(129)
Amendment #116, dated July 25, 2022, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (Abolition of Series of Shares of Beneficial Interest of VY® T. Rowe Price
International Stock Portfolio) – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s
Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (a)(130)
Form of Amendment #117, effective October 13, 2022, to the Amended and Restated Agreement and
Declaration of Trust dated February 26, 2002 (establish an additional separate Series designated as Voya VACS
Index Series S Portfolio) – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s Form
N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (a)(131)
Amendment #118, effective May 1, 2023, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (dissolution of Class P2 Shares) – Filed as an Exhibit to Amendment No. 146 to the
Registrant’s Form N-1A Registration Statement on February 16, 2024 and incorporated herein by reference.

28 (a)(132)
Amendment #119, effective May 1, 2023, to the Amended and Restated Agreement and Declaration of Trust
dated February 26, 2002 (dissolution of Class R6 Shares) – Filed as an Exhibit to Amendment No. 146 to the
Registrant’s Form N-1A Registration Statement on February 16, 2024 and incorporated herein by reference.

28 (a)(133)
Amendment #120, effective December 6, 2024, to the Amended and Restated Agreement and Declaration of
Trust dated February 26, 2002 (Re-designate VY® BlackRock Inflation Protected Bond Portfolio to Voya
Inflation Protected Bond Plus Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 148 to the
Registrant’s Form N-1A Registration Statement on February 14, 2025 and incorporated herein by reference.

28 (b)(1)
Voya Investors Trust Amended and Restated By-laws, dated March 18, 2018 – Filed as an Exhibit to
Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019
and incorporated herein by reference.

28 (c)(1)
Instruments Defining Rights of Security Holders – Filed as an Exhibit to Post-Effective Amendment No. 40 to
the Registrant’s Form N-1A Registration Statement on May 3, 1999 and incorporated herein by reference.

28 (d)(1)(A)
Investment Management Agreement, effective May 1, 2017, between Voya Investors Trust and Voya
Investments, LLC (Unified Fee Portfolios) – Filed as an Exhibit to Post-Effective Amendment No. 129 to the
Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(1)(A)(i)
Amended Schedules A and B, dated October 21, 2022, to the Investment Management Agreement, effective
May 1, 2017, between Voya Investors Trust and Voya Investments, LLC (Unified Fee Portfolios) – Filed as an
Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on
April 24, 2023 and incorporated herein by reference.

28 (d)(1)(A)(ii)
Waiver Letter, dated May 1, 2025, to waive a portion of the investment management fee for Voya High Yield
Portfolio, VY® Invesco Growth and Income Portfolio, VY® Morgan Stanley Global Franchise Portfolio, and
VY® T. Rowe Price Equity Income Portfolio for the period from May 1, 2025 through May 1, 2026 – Filed herein.

28 (d)(1)(B)
Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC (Voya Global Perspectives®
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A
Registration Statement on September 21, 2015 and incorporated herein by reference.

28 (d)(1)(B)(i)
Amended Schedules B and C, dated September 2020, to the Amended and Restated Investment Management
Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC – Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s
Form N-1A Registration Statement on April 26, 2021 and incorporated herein by reference.

28 (d)(1)(C)
Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC (VY® Clarion Global Real
Estate Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A
Registration Statement on September 21, 2015 and incorporated herein by reference.

28 (d)(1)(C)(i)
Amended Schedule A, dated October 2022, to the Amended and Restated Investment Management Agreement,
dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya
Investments, LLC – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s Form N-1A
Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (d)(1)(C)(ii)
Amended Schedules B and C, dated September 2020, to the Amended and Restated Investment Management
Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC – Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s
Form N-1A Registration Statement on April 26, 2021 and incorporated herein by reference.

28 (d)(1)(D)
Investment Management Agreement, dated May 1, 2017, between Voya Investors Trust and Voya Investments,
LLC (Traditional Fee Portfolios) – Filed as an Exhibit to Post-Effective Amendment No. 129 to the
Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(1)(D)(i)
Amended Schedule A, dated December 6, 2024, to the Investment Management Agreement, dated May 1,
2017, between Voya Investors Trust and Voya Investments, LLC (Traditional Portfolios) – Filed as an Exhibit
to Post-Effective Amendment No. 148 to the Registrant’s Form N-1A Registration Statement on February 14,
2025 and incorporated herein by reference.

28 (d)(1)(D)(ii)
Amended Schedules B and C, dated September 2020, to the Investment Management Agreement, dated May 1,
2017, between Voya Investors Trust and Voya Investments, LLC (Traditional Fee Portfolios) – Filed as an
Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A Registration Statement on
April 26, 2021 and incorporated herein by reference.

28 (d)(2)(A)
Sub-Advisory Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC and
BlackRock Financial Management, Inc. with respect to VY® BlackRock Inflation Protected Bond Portfolio –
Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration
Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(2)(A)(i)
Amended Schedule A, effective September 1, 2021, to the Sub-Advisory Agreement among Voya Investors
Trust, Voya Investments, LLC and BlackRock Financial Management, Inc. effective May 1, 2017 – Filed as an
Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on
February 8, 2022 and incorporated herein by reference.

28 (d)(2)(A)(ii)	Termination Letter to the Sub-Advisory Agreement, effective May 1, 2017, between the Registrant, Voya Investments, LLC and BlackRock Financial Management, Inc. – Filed herein.
28 (d)(2)(B)
Sub-Sub-Investment Advisory Agreement, dated May 1, 2017, between BlackRock Financial Management, Inc.
and BlackRock International Limited with respect to VY® BlackRock Inflation Protected Bond Portfolio –
Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration
Statement on April 24, 2018 and incorporated herein by reference.

28 (d)(2)(B)(i)	Termination Letter to the Sub-Sub-Investment Advisory Agreement, dated May 1, 2017 between BlackRock Financial Management, Inc. and BlackRock International Limited – Filed herein.
28 (d)(2)(C)
Sub-Advisory Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC and
CBRE Clarion Securities LLC with respect to VY® Clarion Global Real Estate Portfolio and VY® Clarion
Real Estate Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form
N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(2)(C)(i)
Amended Schedule A, effective October 2022, to the Sub-Advisory Agreement between Voya Investors Trust,
Voya Investments, LLC and CBRE Investment Management Listed Real Assets LLC (formerly, CBRE Clarion
Securities LLC), effective May 1, 2017 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the
Registrant’s Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (d)(2)(D)
Sub-Advisory Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments, LLC and
Voya Investment Management, Co. LLC with respect to Voya Balanced Income Portfolio (formerly, VY®
Franklin Income Portfolio), Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio – Filed as
an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on
April 25, 2017 and incorporated herein by reference.

28 (d)(2)(D)(i)
Amended Schedule A, dated December 6, 2024, to the Sub-Advisory Agreement among Voya Investors Trust,
Voya Investments, LLC and Voya Investment Management Co. LLC, effective May 1, 2017 (with respect to
Voya Inflation Protected Bond Plus Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 148 to
the Registrant’s Form N-1A Registration Statement on February 14, 2025 and incorporated herein by reference.

28 (d)(2)(E)
Sub-Advisory Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and
Voya Investment Management, Co. LLC with respect to Voya Retirement Portfolios – Filed as an Exhibit to
Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017
and incorporated herein by reference.

28 (d)(2)(F)
Sub-Advisory Agreement, effective May 1, 2017, between Voya Investors Trust, Voya Investments, LLC and
Voya Investment Management, Co. LLC with respect to Voya Government Liquid Assets Portfolio, Voya High
Yield Portfolio, Voya Limited Maturity Bond Portfolio, and Voya U.S. Stock Index Portfolio – Filed as an
Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on
April 25, 2017 and incorporated herein by reference.

28 (d)(2)(F)(i)
Amended Schedule A, effective October 21, 2022, to the Sub-Advisory Agreement, among Voya Investors
Trust, Voya Investments, LLC and Voya Investment Management, Co. LLC effective May 1, 2017 (with respect to Voya VACS Index Series S Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 145 to
the Registrant’s Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (d)(2)(G)
Portfolio Management Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments,
LLC and Invesco Advisers, Inc. with respect to VY® Invesco Growth and Income Portfolio – Filed as an
Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on
April 25, 2017 and incorporated herein by reference.

28 (d)(2)(G)(i)
Amended Schedule B, effective January 1, 2021, to the Portfolio Management Agreement among Voya
Investors Trust, Voya Investments, LLC and Invesco Advisers, Inc. (with respect to VY® Invesco Growth and
Income Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A
Registration Statement on April 26, 2021 and incorporated herein by reference.

28 (d)(2)(H)
Portfolio Management Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments,
LLC and J.P. Morgan Investment Management Inc. with respect to VY® JPMorgan Emerging Markets Equity
Portfolio and VY® JPMorgan Small Cap Core Equity Portfolio – Filed as an Exhibit to Post-Effective
Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and
incorporated herein by reference.

28 (d)(2)(H)(i)
Amended Schedule A, effective January 1, 2023, among Voya Investors Trust, Voya Investments, LLC and J.P.
Morgan Investment Management Inc. with respect to VY® JPMorgan Emerging Markets Equity Portfolio and
VY® JPMorgan Small Cap Core Equity Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 145
to the Registrant’s Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (d)(2)(I)
Portfolio Management Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments,
LLC and Morgan Stanley Investment Management Inc. with respect to VY® Morgan Stanley Global Franchise
Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A
Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(2)(J)
Sub-Advisory Agreement, dated May 1, 2017, between Morgan Stanley Investment Management, Inc. and
Morgan Stanley Investment Management Limited with respect to VY® Morgan Stanley Global Franchise
Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A
Registration Statement on April 24, 2018 and incorporated herein by reference.

28 (d)(2)(K)
Portfolio Management Agreement, effective May 1, 2017, among Voya Investors Trust, Voya Investments,
LLC and T. Rowe Price Associates, Inc. with respect to VY® T. Rowe Price Capital Appreciation Portfolio,
VY® T. Rowe Price Equity Income Portfolio and VY® T. Rowe Price International Stock Portfolio – Filed as
an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on
April 25, 2017 and incorporated herein by reference.

28 (d)(2)(K)(i)
First Amendment, effective January 1, 2018, to the Portfolio Management Agreement dated May 1,
2017 among Voya Investors Trust, Voya Investments, LLC, and T. Rowe Price Associates, Inc. – Filed as an
Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on
April 24, 2018 and incorporated herein by reference.

28 (d)(2)(K)(ii)
Amended Schedule A & B, effective July 8, 2022, to the Portfolio Management Agreement among Voya
Investors Trust, Voya Investments, LLC and T. Rowe Price Associates, Inc., effective May 1, 2017 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration Statement on
October 24, 2022 and incorporated herein by reference.

28 (d)(2)(L)
Investment Sub-Advisory Agreement, dated March 7, 2022, between T. Rowe Price Associates, Inc. and T.
Rowe Price Investment Management, Inc. (VY® T. Rowe Price Capital Appreciation Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (d)(2)(M)
Sub-Advisory Agreement, effective November 18, 2014, between Voya Investors Trust, Voya Investments,
LLC and Voya Investment Management, Co. LLC (Voya Global Perspectives® Portfolio) – Filed as an Exhibit
to Post-Effective Amendment No. 118 to the Registrant’s Form N-1A Registration Statement on April 28, 2015
and incorporated herein by reference.

28 (d)(3)(A)
Expense Limitation Agreement, effective January 1, 2016, between Voya Investments, LLC and Voya Investors
Trust (VY® Clarion Global Real Estate Portfolio and Voya Global Perspectives® Portfolio) – Filed as an
Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on
April 26, 2016 and incorporated herein by reference.

28 (d)(3)(A)(i)
Side Letter Agreement, dated May 1, 2025, between Voya Investments, LLC and Voya Investors Trust with respect to lowering the expense ratio for Voya Global Perspectives® Portfolio for the period from May 1,
2025 through May 1, 2026 – Filed herein.

28 (d)(3)(B)
Expense Limitation Agreement, effective May 1, 2017, between Voya Investors Trust and Voya Investments,
LLC – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration
Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(3)(B)(i)
Recoupment Waiver, dated May 1, 2017, between Voya Investments, LLC and Voya Investors Trust with respect to VY® T. Rowe Price International Stock Portfolio, VY® Franklin Income Portfolio, and VY®
Clarion Real Estate Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the Registrant’s
Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(3)(B)(ii)
Amended Schedule A, effective December 6, 2024, to the Expense Limitation Agreement, effective May 1,
2017, between the Registrant and Voya Investments, LLC (with respect to Voya Inflation Protected Bond Plus
Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 148 to the Registrant’s Form N-1A
Registration Statement on February 14, 2025 and incorporated herein by reference.

28 (d)(3)(C)
Expense Limitation Agreement, effective May 1, 2017, between Voya Investors Trust and Voya Investments,
LLC with respect to Voya Retirement Portfolios – Filed as an Exhibit to Post-Effective Amendment No. 129 to
the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(3)(D)
Expense Limitation Agreement, effective May 1, 2017, between Voya Investors Trust and Voya Investments,
LLC with respect to Voya Large Cap Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No.
129 to the Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (d)(3)(E)
Money Market Fund Expense Limitation Agreement, effective May 1, 2017, among Voya Investments, LLC,
Voya Investments Distributor, LLC, and Voya Investors Trust with respect to Voya Government Liquid Assets
Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A
Registration Statement on April 24, 2018 and incorporated herein by reference.

28 (d)(3)(E)(i)	Letter Agreement, dated May 1, 2025, to waive a portion of the fees for Voya Government Liquid Assets Portfolio for the period from May 1, 2025 through May 1, 2026 – Filed herein.
28 (d)(3)(F)
Expense Limitation Agreement Side Letter Agreement, dated May 1, 2025, between the Voya Investments,
LLC and Voya Investors Trust with respect to VY® JPMorgan Emerging Markets Equity Portfolio for the
period of May 1, 2025 through May 1, 2026 – Filed herein.

28 (e)(1)(A)
Distribution Agreement, effective November 18, 2014, between Voya Investors Trust and Voya Investments
Distributor, LLC – Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Form N-1A
Registration Statement on April 28, 2015 and incorporated herein by reference.

28 (e)(1)(A)(i)
Amended Schedule A, dated September 12, 2019, to the Distribution Agreement between Voya Investors Trust and Voya Investment Distributor, LLC, dated November 18, 2014 – Filed as an Exhibit to Post-Effective
Amendment No. 138 to the Registrant’s Form N-1A Registration Statement on April 23, 2020 and
incorporated herein by reference.

28 (e)(1)(B)
Placement Agent Agreement, effective October 21, 2022, between Voya Investors Trust and Voya Investments
Distributor, LLC (Voya VACS Index Series S Portfolio) – Filed as an Exhibit to Post-Effective Amendment
No. 145 to the Registrant’s Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (f)(1)	Amended and Restated Deferred Compensation Plan for Independent Directors dated January 16, 2025 – Filed herein.

28 (g)(1)(A)
Custody Agreement, dated January 6, 2003, with The Bank of New York Mellon – Filed as an Exhibit to
Post-Effective Amendment No. 56 to the Registrant’s Form N-1A Registration Statement on September 2,
2003 and incorporated herein by reference.

28 (g)(1)(A)(i)
Amendment, dated November 21, 2022, to the Custody Agreement, dated January 6, 2003, between the
Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 145 to
the Registrant’s Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (g)(1)(A)(ii)
Amended Exhibit A, effective May 1, 2024, to the Custody Agreement, dated January 6, 2003, with The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 147 to the Registrant’s Form
N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (g)(1)(B)
Foreign Custody Manager Agreement, dated January 6, 2003, with The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on
November 5, 2003 and incorporated herein by reference.

28 (g)(1)(B)(i)
Amended Exhibit A, effective May 1, 2024, to the Foreign Custody Manager Agreement, dated January 6,
2003, with The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 147 to the
Registrant’s Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (g)(1)(B)(ii)
Amendment, dated July 21, 2021, to the Foreign Custody Manager Agreement with The Bank of New York
Mellon dated January 6, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s
Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (g)(1)(B)(iii)
Amendment, dated September 6, 2012, to the Foreign Custody Manager Agreement with The Bank of New
York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 142 to the
Registrant’s Form N-1A Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (g)(1)(C)
Fund Accounting Agreement, dated January 6, 2003, with The Bank of New York Mellon – Filed as an
Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on
February 27, 2004 and incorporated herein by reference.

28 (g)(1)(C)(i)
Amended Exhibit A, effective May 1, 2024, to the Fund Accounting Agreement with The Bank of New York
Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 147 to the Registrant’s
Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (g)(1)(C)(ii)
Amendment, effective November 21, 2022, to the Fund Accounting Agreement with The Bank of New York
Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s
Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (g)(1)(C)(iii)
Investment Company Reporting Modernization Services Amendment, dated February 1, 2018, to the Fund
Accounting Agreement, dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 132 to
the Registrant’s Form N-1A Registration Statement on April 24, 2018 and incorporated herein by reference.

28 (g)(1)(C)(iv)
Amendment, dated January 1, 2019, to the Fund Accounting Agreement, dated January 6, 2003, with The
Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s
Form N-1A Registration Statement on April 25, 2019 and incorporated herein by reference.

28 (h)(1)(A)
Securities Lending Agreement and Guaranty with The Bank of New York Mellon and Schedule I, dated
August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A
Registration Statement on February 27, 2004 and incorporated herein by reference.

28 (h)(1)(A)(i)
Amended Exhibit A, effective April 4, 2022, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form
N-1A Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (h)(1)(A)(ii)
Global Securities Lending Supplement – Filed as an Exhibit to Post-Effective Amendment No. 63 to the
Registrant’s Form N-1A Registration Statement on April 11, 2005 and incorporated herein by reference.

28 (h)(1)(A)(iii)
Amendment, effective October 1, 2011, to the Securities Lending Agreement and Guaranty, dated August 7,
2003 – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration
Statement on April 24, 2018 and incorporated herein by reference.

28 (h)(1)(A)(iv)
Amendment, effective March 21, 2019, to the Securities Lending Agreement and Guaranty, dated August 7,
2003 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration
Statement on April 25, 2019 and incorporated herein by reference.

28 (h)(1)(A)(v)
Amendment, effective March 26, 2019, to the Securities Lending Agreement and Guaranty, dated August 7,
2003 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration
Statement on April 25, 2019 and incorporated herein by reference.

28 (h)(1)(A)(vi)
Amendment, effective March 30, 2023, to the Securities Lending Agreement and Guaranty, dated August 7,
2003 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration
Statement on April 24, 2023 and incorporated herein by reference.

28 (h)(1)(A)(vii)	Amendment, effective September 25, 2024, to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 – Filed herein.
28 (h)(2)(A)
Transfer Agency Services Agreement, dated February 25, 2009, between BNY Mellon Investment Services
(US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and Voya Investors Trust – Filed as an
Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on
April 30, 2009 and incorporated herein by reference.

28 (h)(2)(A)(i)	Amendment, effective May 1, 2024, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed herein.
28 (h)(2)(A)(ii)
Amendment, effective February 9, 2023, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on April 24, 2023
and incorporated herein by reference.

28 (h)(2)(A)(iii)
Amendment, effective November 21, 2022, to the Transfer Agency Services Agreement, dated February 25,
2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on April 24, 2023
and incorporated herein by reference.

28 (h)(2)(A)(iv)
Amendment, effective November 18, 2022, to the Transfer Agency Services Agreement, dated February 25,
2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on April 24, 2023
and incorporated herein by reference.

28(h)(2)(A)(v)
Amendment, effective October 21, 2022, to the Transfer Agency Services Agreement, dated February 25, 2009, between, the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on April 24, 2023
and incorporated herein by reference.

28 (h)(2)(A)(vi)
Amendment, effective April 4, 2022, to the Transfer Agency Services Agreement, dated February 25, 2009, between, the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on April 24, 2023
and incorporated herein by reference.

28 (h)(2)(A)(vii)
Amendment, effective May 1, 2020, to the Transfer Agency Services Agreement, dated February 25, 2009, between, the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 138 to the Registrant’s Form N-1A Registration Statement on April 23, 2020
and incorporated herein by reference.

28 (h)(2)(A)(viii)
Amendment, effective November 5, 2019, to the Transfer Agency Services Agreement, dated February 25,
2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on February 11,
2020 and incorporated herein by reference.

28 (h)(2)(A)(ix)
Amendment, effective May 1, 2019, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on February 11,
2020 and incorporated herein by reference.

28 (h)(2)(A)(x)
Amendment, effective January 1, 2019, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to
Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on April 25, 2019
and incorporated herein by reference.

28 (h)(2)(A)(xi)
Amendment effective February 8, 2011, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc.– Filed as an Exhibit to Post-Effective
Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on April 27, 2011 and
incorporated herein by reference.

28 (h)(3)(A)
Allocation Agreement dated May 24, 2002 – Fidelity Bond – Filed as an Exhibit to Post-Effective Amendment
No. 60 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

28 (h)(3)(A)(i)
Amended Schedule A, dated July 2021, with respect to the Allocation Agreement – Fidelity Bond – Filed as
an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (h)(3)(B)
Allocation Agreement dated May 24, 2002 – Directors & Officers Liability – Filed as an Exhibit to
Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 30, 2004
and incorporated herein by reference.

28 (h)(3)(B)(i)
Amended Schedule A, dated July 2021, with respect to the Allocation Agreement – Directors and Officers
Liability – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A
Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (h)(3)(C)
Amended and Restated Proxy Agent Fee Allocation Agreement, effective August 21, 2003, as amended and restated on January 1, 2008 between the Registrant, Voya Investments, LLC, and Voya Investment
Management Co. LLC – Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Form
N-1A Registration Statement on April 28, 2015 and incorporated herein by reference.

28 (h)(3)(C)(i)
Amended Schedule A, dated July 2021, with respect to the Amended and Restated ISS Proxy Voting Fee
Allocation Agreement – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form
N-1A Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (h)(3)(D)
FT Interactive Fee Allocation Agreement effective as of August 21, 2003 between FT Interactive Data
Corporation and ING Investments, LLC. – Filed as an Exhibit to Post-Effective Amendment No. 142 to the
Registrant’s Form N-1A Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (h)(3)(D)(i)
Amended Schedule A, dated July 2021, with respect to the FT Interactive Fee Allocation Agreement – Filed as
an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (h)(3)(D)(ii)
Form of Amendment No. 63 FundRun Schedule of Data Services, effective October 21, 2022 with respect to
ICE Data Pricing & Reference Data, LLC (formerly FT Interactive Data Corporation) – Filed as an Exhibit to
Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration Statement on October 24, 2022
and incorporated herein by reference.

28 (h)(3)(E)
Amended and Restated Bank of New York-Wilshire Atlas/Axion Attribution and Risk Analysis System Fee
Allocation Agreement effective July 6, 2006 as amended and restated January 1, 2007 between the Registrant and Voya Investments, LLC – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s
Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

28 (h)(3)(E)(i)
Amended Schedule A and Schedule B, dated November 2013, to the Amended and Restated Bank of New
York-Wilshire Atlas/Axiom Attribution and Risk Analysis System Fee Allocation Agreement – Filed as an
Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A Registration Statement on
April 26, 2021 and incorporated herein by reference.

28 (h)(3)(F)
Global Industry Classification Standards Services Fee Allocation Agreement, dated May 1, 2007, between ING
Funds Services, LLC, ING Funds Distributor, LLC and Morgan Stanley Capital International, Inc. – Filed as
an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (h)(3)(F)(i)
Amended Schedule A, dated July 2021, with respect to the Global Industry Classification Standards Services
Fee Allocation Agreement, dated May 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 142 to
the Registrant’s Form N-1A Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (h)(3)(G)
Amended and Restated Investment Company Institute Fee Allocation Agreement, effective March 24, 2004, amended and restated January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 142 to the
Registrant’s Form N-1A Registration Statement on April 21, 2022 and incorporated herein by reference.

28 (h)(3)(G)(i)
Amended Schedule A, dated July 2021, with respect to the Amended and Restated Investment Company
Institute Fee Allocation Agreement, effective March 24, 2004, amended and restated January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (h)(3)(G)(ii)
Amendment effective January 1, 2006 to the Amended and Restated Investment Company Institute Fee
Allocation Agreement, effective March 24, 2004, amended and restated January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on April 21, 2022
and incorporated herein by reference.

28 (h)(3)(G)(iii)
Amendment effective March 1, 2006 to the Amended and Restated Investment Company Institute Fee
Allocation Agreement, effective March 24, 2004, amended and restated January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on April 21, 2022
and incorporated herein by reference.

28 (h)(4)(A)
Fund of Funds Investment Agreement with BlackRock, Inc. dated January 19, 2022 – Filed as an Exhibit to
Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration Statement on October 24, 2022
and incorporated herein by reference.

28 (h)(4)(A)(i)
Amended and Restated Schedule A, dated April 4, 2022 to the Fund of Funds Investment Agreement with
BlackRock, Inc. dated January 19, 2022 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the
Registrant’s Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(B)
Fund of Funds Investment Agreement with DBX ETF Trust, dated January 19, 2022 – Filed as an Exhibit to
Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration Statement on October 24, 2022
and incorporated herein by reference.

28 (h)(4)(B)(i)
Amended and Restated Schedule A, dated April 1, 2022 to the Fund of Funds Investment Agreement with
DBX ETF Trust dated January 19, 2022 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the
Registrant’s Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(C)
Fund of Funds Investment Agreements with Charles Schwab Investment Management, Inc. dated January 19,
2022 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration
Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(C)(i)
Amendment dated April 5, 2022 to the Fund of Funds Investment Agreement with Charles Schwab Investment
Management, Inc. dated January 19, 2022 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the
Registrant’s Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(D)
Fund of Funds Investment Agreement with SPDR Series Trust, SPDR Index Shares Funds and SSGA Active
Trust dated October 5, 2022 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s
Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (h)(4)(E)
Fund of Funds Investment Agreement with Teachers Advisors, LLC dated January 19, 2022 – Filed as an
Exhibit to Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration Statement on
October 24, 2022 and incorporated herein by reference.

28 (h)(4)(E)(i)
First Amendment dated April 5, 2022 to the Fund of Funds Investment Agreement with Teachers Advisors,
LLC dated January 19, 2022 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s
Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(E)(ii)
Second Amendment dated February 3, 2023 to the Fund of Funds Investment Agreement with Teachers
Advisors, LLC dated January 19, 2022 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the
Registrant’s Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (h)(4)(F)
Fund of Funds Investment Agreement with The Vanguard Group dated January 19, 2022 as amended April 1,
2022 – Filed as an Exhibit to Amendment No. 144 (811-05629) to the Registrant’s Form N-1A Registration
Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(F)(i)
Amended Schedule A dated September 26, 2022 to the Fund of Funds Investment Agreement with The
Vanguard Group dated January 19, 2022 as amended April 1, 2022 – Filed as an Exhibit to Amendment No.
144 (811-05629) to the Registrant’s Form N-1A Registration Statement on October 24, 2022 and incorporated herein by reference.

28 (h)(4)(H)
Funds of Funds Investment Agreement with BNY Mellon ETF Investment Adviser, LLC dated January 25,
2023 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration
Statement on April 24, 2023 and incorporated herein by reference.

28 (h)(4)(I)
Funds of Funds Investment Agreement with The Select Sector SPDR Trust, dated May 3, 2023 – Filed as an
Exhibit to Amendment No. 146 to the Registrant’s Form N-1A Registration Statement on February 16, 2024
and incorporated herein by reference.

28 (h)(4)(J)
Funds of Funds Investment Agreement with BNY Mellon ETF Investment Adviser, LLC dated January 25,
2023 – Filed as an Exhibit to Post-Effective Amendment No. 147 to the Registrant’s Form N-1A Registration
Statement on April 24, 2024 and incorporated herein by reference.

28 (h)(5)
Fund Administration Support Services Agreement between Voya Investments, LLC and The Bank of New York
Mellon (Redacted) dated July 29, 2022 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the
Registrant’s Form N-1A Registration Statement on April 24, 2023 and incorporated herein by reference.

28 (i)(1)
Opinion of Dechert LLP regarding the legality of the securities being registered with regard to the Class R shares – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration
Statement on August 1, 2003 and incorporated herein by reference.

28 (i)(2)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio, and ING American
Funds International Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 56 to the Registrant’s
Form N-1A Registration Statement on September 2, 2003 and incorporated herein by reference.

28 (i)(3)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING PIMCO High Yield Portfolio and ING Stock Index Portfolio – Filed as an Exhibit to Post-Effective
Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on November 5, 2003 and
incorporated herein by reference.

28 (i)(4)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Moderate Portfolio,
ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, and ING Lifestyle Moderate
Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant’s Form N-1A
Registration Statement on May 3, 2004 and incorporated herein by reference.

28 (i)(5)
Opinion and Consent of Dechert LLP regarding legality of the securities being registered with regard to ADV
Class and Class I of ING PIMCO High Yield Bond Portfolio; Class ADV, Class I, Class S and Class S2 of
ING FMRsm Earnings Growth Portfolio, ING JPMorgan Value Opportunities Portfolio, ING Marsico
International Opportunities Portfolio, ING MFS Utilities Portfolio, ING Pioneer Fund Portfolio, and ING
Pioneer Mid Cap Value Portfolio; and Class S2 of ING LifeStyle Moderate Portfolio, ING LifeStyle Moderate
Growth Portfolio, ING LifeStyle Growth Portfolio, and ING LifeStyle Aggressive Growth Portfolio – Filed as
an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on
April 11, 2005 and incorporated herein by reference.

28 (i)(6)
Opinion and Consent of Dechert LLP regarding legality of the securities being registered with regard to
Adviser Class, Institutional Class, Service Class and Service 2 Class shares of ING MarketPro Portfolio, ING
MarketStyle Moderate Portfolio, ING MarketStyle Moderate Growth Portfolio, ING MarketStyle Growth
Portfolio, and ING VP Index Plus International Equity Portfolio – Filed as an Exhibit to Post-Effective
Amendment No. 66 to the Registrant’s Form N-1A Registration Statement on July 26, 2005 and incorporated herein by reference.

28 (i)(7)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Adviser Class, Institutional Class, Service class and Service 2 Class of ING Wells Fargo Small Cap
Disciplined Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form
N-1A Registration Statement on November 29, 2005 and incorporated herein by reference.

28 (i)(8)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Adviser Class, Institutional Class, Service Class and Service 2 Class of ING Global Real Estate Portfolio –
Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement
on December 30, 2005 and incorporated herein by reference.

28 (i)(9)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Adviser Class, Institutional Class, Service Class and Service 2 Class of ING Disciplined Small Cap Value
Portfolio, ING EquitiesPlus Portfolio, ING Franklin Income Portfolio, ING FMRsm Small Cap Equity Portfolio;
and Adviser Class and Institutional Class shares of the ING LifeStyle Portfolios – Filed as an Exhibit to
Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on April 27, 2006
and incorporated herein by reference.

28 (i)(10)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING FMRsm Equity Income Portfolio and ING Pioneer Equity Income Portfolio – Filed as an Exhibit to
Post-Effective Amendment No. 75 to the Registrant’s Form N-1A Registration Statement on July 14, 2006 and
incorporated herein by reference.

28 (i)(11)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio, ING Franklin
Templeton Founding Strategy Portfolio, and Service Class shares of ING Stock Index Portfolio – Filed as an
Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on
April 27, 2007 and incorporated herein by reference.

28 (i)(12)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Service 2 Class shares of ING Stock Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No.
79 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

28 (i)(13)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING Focus 5 Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 81 to the Registrant’s Form
N-1A Registration Statement on August 17, 2007 and incorporated herein by reference.

28 (i)(14)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING LifeStyle Conservative Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 83 to the
Registrant’s Form N-1A Registration Statement on October 16, 2007 and incorporated herein by reference.

28 (i)(15)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING American Funds Bond Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 85 to the
Registrant’s Form N-1A Registration Statement on November 5, 2007 and incorporated herein by reference.

28 (i)(16)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING American Funds Asset Allocation Portfolio, and Adviser Class, Institutional Class, Service Class and
Service 2 Class of ING Goldman Sachs Commodity Strategy Portfolio and ING Multi-Manager International
Small Cap Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A
Registration Statement on April 25, 2008 and incorporated herein by reference.

28 (i)(17)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING American Funds World Allocation Portfolio, ING Oppenheimer Active Asset Allocation Portfolio, and
ING Van Kampen Global Tactical Asset Allocation Portfolio – Filed as an Exhibit to Post-Effective
Amendment No. 92 to the Registrant’s Form N-1A Registration Statement on September 12, 2008 and
incorporated herein by reference.

28 (i)(18)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Adviser Class shares of ING Stock Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 95
to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

28 (i)(19)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Growth
Portfolio, and ING Retirement Moderate Portfolio and – Filed as an Exhibit to Post-Effective Amendment No.
97 to the Registrant’s Form N-1A Registration Statement on August 11, 2009 and incorporated herein by reference.

28 (i)(20)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Adviser Class shares of ING Van Kampen Global Tactical Asset Allocation Portfolio – Filed as an Exhibit to
Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration Statement on November 25,
2009 and incorporated herein by reference.

28 (i)(21)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING DFA Global Allocation Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 101 to the
Registrant’s Form N-1A Registration Statement on April 29, 2010 and incorporated herein by reference.

28 (i)(22)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and
Income Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A
Registration Statement on December 8, 2010 and incorporated herein by reference.

28 (i)(23)
Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to
Adviser class, Institutional Class and Service Class of ING Global Perspectives Portfolio – Filed as an Exhibit
to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A Registration Statement on April 24, 2013
and incorporated herein by reference.

28 (i)(24)
Opinion of Ropes & Gray LLP regarding the legality of the securities being registered with regard to Class R6 shares of Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio – Filed as an Exhibit to
Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on November 19,
2015 and incorporated herein by reference.

28 (i)(25)
Opinion of Ropes & Gray LLP regarding the legality of the securities being registered with regard to Class R6 shares of Voya Multi-Manager Large Cap Core Portfolio, VY® BlackRock Inflation Protected Bond Portfolio,
VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY®
JPMorgan Small Cap Core Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe
Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, VY® T. Rowe Price
International Stock Portfolio and VY® Templeton Global Growth Portfolio – Filed as an Exhibit to
Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on April 26, 2016
and incorporated herein by reference.

28 (i)(26)
Opinion of Ropes & Gray LLP regarding the legality of the securities being registered with regard to Class P2 shares of Voya U.S. Stock Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 129 to the
Registrant’s Form N-1A Registration Statement on April 25, 2017 and incorporated herein by reference.

28 (j)(1)	Consent of Ropes & Gray LLP – Filed herein.
28 (j)(2)	Consent of Ernst & Young LLP – Filed herein.
28 (k)	Not applicable.
28 (l)	Initial Capital Agreement – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A Registration Statement on May 3, 1999 and incorporated herein by reference.
28 (m)(1)(A)
Seventh Amended and Restated Distribution Plan with Voya Investors Trust for Service 2 Class shares, effective November 16, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 147 to the Registrant’s
Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (m)(2)(A)
Seventh Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares, effective
November 16, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 147 to the Registrant’s Form
N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (m)(2)(A)(i)
Waiver Letter, dated May 1, 2025, to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee payable under the Voya Investors Trust Seventh Amended and Restated Shareholder
Service and Distribution Plan for the Adviser Class shares of Voya Global Perspectives® Portfolio from
May 1, 2025 through May 1, 2026 – Filed herein.

28 (m)(3)(A)
Fifth Amended and Restated Shareholder Service Plan for Service Class and Service 2 Class Shares, effective
November 16, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 147 to the Registrant’s Form
N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (m)(3)(A)(i)	Waiver Letter, dated May 1, 2025, to waive a portion of the shareholder service fee for Service Class Shares of Voya U.S. Stock Index Portfolio from May 1, 2025 through May 1, 2026 – Filed herein.
28 (m)(4)(A)
Fourth Amended and Restated Shareholder Service and Distribution Plan for Adviser Class shares effective
November 16, 2023 (Voya Retirement Portfolios) – Filed as an Exhibit to Post-Effective Amendment No. 147
to the Registrant’s Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (m)(4)(A)(i)	Waiver Letter, dated May 1, 2025, to waive a portion of the distribution fee for Adviser Class shares of Voya Retirement Portfolios for the period from May 1, 2025 through May 1, 2026 – Filed herein.
28 (m)(5)(A)
Second Amended and Restated Shareholder Service and Distribution Plan for Adviser Class shares effective
November 16, 2023 (Voya U.S. Stock Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No.
147 to the Registrant’s Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (n)(1)(A)
Sixth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for Voya Investors Trust, approved
May 1, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 148 to the Registrant’s Form N-1A
Registration Statement on February 14, 2025 and incorporated herein by reference.

28 (n)(1)(A)(i)
Amended Schedule A, dated May 1, 2023, to the Sixth Amended and Restated Multiple Class Plan Pursuant to
Rule 18f-3 for Voya Investors Trust – Filed as an Exhibit to Post-Effective Amendment No. 147 to the
Registrant’s Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (o)	Not applicable.
28 (p)(1)	Voya Funds and Advisers Code of Ethics dated January 6, 2025 – Filed herein.
28 (p)(2)
CBRE Investment Management Listed Real Assets LLC Code of Ethics dated September 2021 – Filed as an
Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on
April 21, 2022 and incorporated herein by reference.

28 (p)(3)
Invesco Advisers, Inc. Code of Ethics dated January 2024 – Filed as an Exhibit to Post-Effective Amendment
No. 147 to the Registrant’s Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference.

28 (p)(4)
J.P. Morgan Asset Management, Inc. Code of Ethics dated April 26, 2023 – Filed as an Exhibit to
Post-Effective Amendment No. 147 to the Registrant’s Form N-1A Registration Statement on April 24, 2024
and incorporated herein by reference.

28 (p)(5)
Morgan Stanley Investment Management Code of Ethics effective December 12, 2023 – Filed as an Exhibit to
Post-Effective Amendment No. 147 to the Registrant’s Form N-1A Registration Statement on April 24, 2024
and incorporated herein by reference.

28 (p)(6)
T. Rowe Price Group, Inc. and its Affiliates Code of Ethics and Conduct effective February 1, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on
April 24, 2023 and incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant
None
Item 30. Indemnification
Reference is made to Article V, Section 5.4 of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee’s serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.
The Trust has a management agreement with Voya Investments, LLC (“Voya Investments”). Generally, the Trust will indemnify Voya Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and Voya Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Voya Investment’s duties, or by reason of reckless disregard of the its obligations and duties under the agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.
Item 31. Business and Other Connections of Investment Advisers
Any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each sub-adviser of Voya Investors Trust and each trustee, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser’s Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.
INVESTMENT ADVISER	FILE NO.
Voya Investments, LLC	801-48282
CBRE Investment Management Listed Real Assets LLC	801-49083
Invesco Advisers, Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Morgan Stanley Investment Management Inc.	801-15757
T. Rowe Price Associates, Inc.	801-856
Voya Investment Management Co. LLC	801-9046
Item 32. Principal Underwriter
(a)
Voya Investments Distributor, LLC is the placement agent or principal underwriter, as applicable, for Voya Credit Income Fund; Voya Enhanced Securitized Income Fund; Voya Equity Trust; Voya Funds Trust; Voya Government Money Market Portfolio; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust.
(b)
Information as to the directors and officers of the placement agent or principal underwriter, as applicable, together with the information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the placement agent or principal underwriter, as applicable, in the last two years, is included in the table below:

Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
Phillip Capodice 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Vice President and Assistant Treasurer	None

Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
Katie Carver 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Assistant Vice President	None
Stephen Easton One Orange Way Windsor, Connecticut 06095	Chief Compliance Officer	None
Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Secretary	None
Bill Golden 230 Park Avenue New York, New York 10169	Director and Managing Director	None
Michelle P. Luk 230 Park Avenue New York, New York 10169	Senior Vice President and Treasurer	None
Ryan R. McPharland230 Park Avenue New York, New York 10169	Vice President and Assistant Secretary	None
Marino Monti, Jr. One Orange Way Windsor, Connecticut 06095	Chief Information Security Officer	None
Francis G. O’Neill One Orange Way Windsor, Connecticut 06095	Senior Vice President and Chief Risk Officer	None
Monia Piacenti One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	Anti-Money Laundering Officer
Tiffani Potesta 230 Park Avenue New York, New York 10169	Director, President and Chief Executive Officer	None
Andrew K. Schlueter 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Senior Vice President	Senior Vice President
Tim Sundell 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Assistant Vice President	None
Robert P. Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	Senior Vice President
Catrina Willingham 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Vice President, Chief Financial Officer, Controller, and Financial and Operations Principal	None
Markus Wolff 230 Park Avenue New York, New York 10169	Managing Director	None
(c)
Not applicable.

Item 33. Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of: (a) the Registrant; (b) the Investment Adviser; (c) the Distributor; (d) the Custodians; (e) the Transfer Agent; and (f) the Sub-Advisers. The address of each is as follows:
(a)	Voya Investors Trust 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(b)	Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(c)	Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(d)	Bank of New York Mellon 240 Greenwich Street New York, New York 10286
(e)	BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
(f) (1)	CBRE Investment Management Listed Real Assets LLC 555 East Lancaster Avenue, Suite 120 Radnor, Pennsylvania 19087
(f) (2)	Invesco Advisers, Inc. 1331 Spring Street NW, Suite 2500 Atlanta, Georgia 30309
(f) (3)	J.P. Morgan Investment Management Inc. 383 Madison Avenue New York, New York 10179
(f) (4)	Morgan Stanley Investment Management, Inc. 1585 Broadway New York, New York 10019
(f) (5)	T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, Maryland 21231
(f) (6)	Voya Investment Management Co. LLC 230 Park Avenue New York, New York 10169
Item 34. Management Services
N/A
Item 35. Undertakings
None

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 149 to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 149 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the State of Arizona on the 28th day of April, 2025.
VOYA INVESTORS TRUST
By:  /s/ Joanne F. Osberg

Joanne F. Osberg
Secretary
Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
SIGNATURE	TITLE	DATE
_______________________________ Christian G. Wilson*	President and Chief Executive Officer	April 28, 2025
_______________________________ Todd Modic*	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	April 28, 2025
_______________________________ Fred Bedoya*	Vice President, Treasurer and Principal Accounting Officer	April 28, 2025
_______________________________ Colleen D. Baldwin*	Trustee	April 28, 2025
_______________________________ John V. Boyer*	Trustee	April 28, 2025
_______________________________ Martin J. Gavin*	Trustee	April 28, 2025
_______________________________ Joseph E. Obermeyer*	Trustee	April 28, 2025
_______________________________ Sheryl K. Pressler*	Trustee	April 28, 2025
_______________________________ Christopher P. Sullivan*	Trustee	April 28, 2025
*By: /s/ Joanne F. Osberg

Joanne F. Osberg
Attorney-in-Fact**
**
Powers of attorney for Todd Modic, Fred Bedoya and each Trustee were filed as an Exhibit to Post-Effective Amendment No. 147 to the Registrant’s Form N-1A Registration Statement on April 24, 2024 and incorporated herein by reference. Power of attorney for Christian G. Wilson was filed as an Exhibit to Post-Effective Amendment No. 148 to the Registrant's Form N-1A Registration Statement on February 14, 2025.